UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2025

Quantum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13449	94-2665054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10770 E. Briarwood Avenue Centennial, CO	80112
(Address of principal executive offices)	(Zip Code)

(408) 944-4000

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	QMCO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).   Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Transaction Agreement

On September 23, 2025, Quantum Corporation, a Delaware corporation (the “Company”), entered into a Transaction Agreement (the “Transaction Agreement”) with Dialectic Technology SPV LLC, a Delaware limited liability company (“Dialectic”), OC III LVS XXXIII LP, a Delaware limited partnership (“LVS XXXIII”), and OC III LVS XL LP, a Delaware limited partnership (“LVS XL” and together with LVS XXXIII, the “OC III Lenders”, and the OC III Lenders together with Dialectic, collectively the “Lenders” and each a “Lender”).

At the closing (the “Closing”) of the transactions contemplated by the Transaction Agreement, subject to the terms and conditions set forth therein, the Company will issue to Dialectic, on a dollar-for-dollar basis, one or more senior secured convertible notes (the “Convertible Notes”) in exchange (the “Debt Exchange”) for the amounts then outstanding and owing by the Company to Dialectic under certain term loans held by Dialectic (including principal, any prepayment penalties and exit fees, but excluding any accrued and unpaid interest thereon, the “Term Loans”), which Convertible Notes will be governed by an indenture (the “Indenture”). The Term Loans were issued pursuant to that certain Term Loan Credit and Security Agreement, dated as of August 5, 2021 (as amended, supplemented or otherwise modified through the date hereof (including by the Fifteenth Term Loan Amendment (as defined below), and as the same may be further amended, modified, supplemented, renewed, restated or replaced from time to time, the “Term Loan Credit Agreement”), by and among the Company, as the borrower, the guarantors party thereto (the “Guarantors”), the Lenders, and Alter Domus (US) LLC, as disbursing agent and collateral agent (in such capacity, together with its successors and assigns, the “Agent”). In addition, at the Closing, the Company and Dialectic will enter into a registration rights agreement (the “Convertible Notes Registration Rights Agreement”), pursuant to which, among other things, the Company will provide Dialectic (or any assignee of the Convertible Notes) with certain demand and piggyback registration rights with respect to the shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), issuable upon any conversion of the Convertible Notes.

Pursuant to the terms of the Transaction Agreement, in the event that the Company uses commercially reasonable efforts to, but is unable to, raise net cash proceeds from its standby equity purchase agreement dated as of January 25, 2025 (as amended, supplemented or otherwise modified through the date hereof, and as the same may be further amended, modified, supplemented, renewed, restated or replaced from time to time, the “Standby Equity Purchase Agreement”), between the Company and YA II PN, LTD, that are sufficient to pay the costs and expenses of the transactions contemplated by the Transaction Agreement, to repay amounts outstanding and owing to the OC III Lenders under the Term Loans and for the working capital needs and other general corporate purposes of the Company (the “Specified Purposes”), upon the Company’s written request, Dialectic shall use commercially reasonable efforts to make additional funds available to the Company for the Specified Purposes by either (i) prior to the Closing, increasing the aggregate principal amount of the Term Loans made by Dialectic to the Company, or (ii) at or following the Closing, purchasing additional Convertible Notes from the Company in excess of the Convertible Notes to be issued to Dialectic in the Debt Exchange (the issuance by the Company of any such additional Convertible Notes, an “Additional Notes Issuance”).

The Closing is subject to various conditions, including, (1) the approval of the Debt Exchange by the Company’s stockholders, (2) the absence of any order or law that has the effect of prohibiting the consummation of the transactions contemplated by the Transaction Agreement, (3) the accuracy of each party’s representations and warranties, subject to agreed materiality standards, (4) each party’s material compliance with all obligations required to be performed under the Transaction Agreement and (5) the absence of a Company material adverse effect since the date of the Transaction Agreement.

The Transaction Agreement includes customary representations, warranties and covenants of the Company and the Lenders, including covenants to use their respective reasonable best efforts to consummate the transactions contemplated by the Transaction Agreement.

The Company also has agreed not to, and not to cause or direct any of its representatives to, solicit, initiate or knowingly facilitate or knowingly encourage, or otherwise propose or knowingly induce the making, submission, or announcement of, any third-party alternative transaction proposals and has agreed to certain restrictions on its and its representatives’ ability to respond to any such proposals. The Transaction Agreement also provides for the Company’s board of directors (the “Board”) to recommend that its stockholders vote in favor of the Debt Exchange, the issuance of any shares of Common Stock upon exercise of the Forbearance Warrant (as defined below) (and any new warrants issued upon transfer of any portion of the Forbearance Warrant) in excess of

2

19.99% of the Company’s outstanding shares of Common Stock as of the date of the Forbearance Warrant (the “Exchange Cap”) pursuant to the terms of the Forbearance Warrant (any such issuance, a “Forbearance Warrant Excess Shares Issuance”, and any such shares in excess of the Exchange Cap, the “Forbearance Warrant Excess Shares”) and, if applicable, any Additional Notes Issuance, subject to certain exceptions described in the Transaction Agreement. Prior to stockholder approval of the Debt Exchange and subject to certain notice and other specified conditions, the Board may, in connection with a superior proposal, withdraw its recommendation in favor of the Debt Exchange, any Forbearance Warrant Excess Shares Issuance and the Additional Notes Issuance or terminate the Transaction Agreement to enter into a definitive agreement providing for such superior proposal if, in each case, the Board determines in good faith that the failure to take such action would be reasonably likely to be inconsistent with the Board’s fiduciary duties under applicable law. Prior to stockholder approval of the Debt Exchange and subject to certain notice and other specified conditions, the Board also may withdraw its recommendation in favor of the Debt Exchange, any Forbearance Warrant Excess Shares Issuance and the Additional Notes Issuance (but not terminate the Transaction Agreement) if, in response to an intervening event, it determines in good faith that a failure to take such action would reasonably be expected to be inconsistent with the Board’s fiduciary duties under applicable law.

The Transaction Agreement includes termination provisions in favor of both the Company and Dialectic. Subject to certain exceptions, if terminated in accordance with its terms, the Transaction Agreement provides that the Company will be required to pay certain transaction expenses incurred by Dialectic and its affiliates in connection with the Transaction Agreement.

Fifteenth Amendment to Term Loan Credit and Security Agreement

On September 23, 2025, the Company, Quantum LTO Holdings, LLC (“Quantum LTO”), the Lenders and the Agent entered into a Fifteenth Amendment to Term Loan Credit and Security Agreement (the “Fifteenth Term Loan Amendment”), pursuant to which, among other things, (a) the Lenders agreed to permit the Company to retain up to $15.0 million of the net cash proceeds from the Standby Equity Purchase Agreement received on or after the date of the Fifteenth Term Loan Amendment for its working capital needs and other general corporate purposes, (b) certain tranches of Term Loans held by the OC III Lenders under the Term Loan Credit Agreement immediately prior to the effectiveness of the Fifteenth Term Loan Amendment will be converted into new and separate tranches of Term Loans under the Term Loan Credit Agreement pursuant to the terms and conditions set forth in the Fifteenth Term Loan Amendment, (c) payment of cash interest on the Term Loans held by Dialectic that accrue (including prior to the date of the Fifteenth Term Loan Amendment) during the fiscal quarters ending September 30, 2025 and December 31, 2025 will be deferred until the earliest of (i) the date the Company elects to pay such deferred cash interest, (ii) the maturity of such Term Loans, and (iii) the date the Debt Exchange occurs (at which point such deferred interest will be subject to the terms of the Indenture), and the interest rate applicable to such Term Loans held by Dialectic is increased by 2.00% during the period that such cash interest is being deferred, (d) the existing maximum total net leverage ratio covenant and minimum daily liquidity covenant have been eliminated (but as noted below, from and after the Debt Exchange, the Convertible Notes will be subject to a minimum liquidity covenant), and (e) certain other provisions have been amended, including provisions relating to mandatory prepayment events, payment of fees and expenses, and reporting.

Warrant to Purchase Common Stock and Registration Rights Agreement

On September 23, 2025, as consideration for the forbearance, waivers and amendments granted by Dialectic to the Company pursuant to the Fifteenth Term Loan Amendment, the Company issued to Dialectic a warrant (the “Forbearance Warrant”) to purchase 2,653,308 shares of Common Stock, the number of shares equal to 19.9% of the outstanding shares of Common Stock as of the date of the Transaction Agreement, at an exercise price of $8.81 per share (the “Forbearance Warrant Exercise Price”) (equal to 80% of the 7-day volume-weighted average price (“VWAP”) as of the trading day ending on September 22, 2025), at any time until the seventh anniversary of the issuance of the Forbearance Warrant. The exercise price and the number of shares underlying the Forbearance Warrant are subject to adjustment in the event of specified events, including dilutive issuances at a price lower than the exercise price of the Forbearance Warrant, a subdivision or combination of the Common Stock, a reclassification of the Common Stock or specified dividend payments, subject to certain limitations as set forth in the Forbearance Warrant. Upon exercise, the aggregate exercise price may be paid, at Dialectic’s election, in cash or on a net issuance basis, based upon the then current market price of the Common Stock at the time of exercise. The Forbearance Warrant includes certain antidilution protections in favor of Dialectic, subject to certain limitations, including stockholder approval of any Forbearance Warrant Excess Shares Issuance and with respect to the exclusion of Common Stock issued on or after the issuance date of the Forbearance Warrant pursuant to the Standby Equity Purchase Agreement, until the net

3

proceeds of such issuances exceed $50.0 million. Additionally, Dialectic may require the Company to repurchase the Forbearance Warrant for $20.0 million after the fifth anniversary of the issuance of the Forbearance Warrant, upon a change of control of the Company or immediately prior to the occurrence of a voluntary dissolution, liquidation or winding up of the affairs of the Company.

Additionally, in connection with the Forbearance Warrant, the Company and Dialectic entered into a registration rights agreement (the “Warrant Registration Rights Agreement”) pursuant to which, among other things, the Company will provide Dialectic with certain registration rights with respect to the shares of Common Stock issuable upon any exercise of the Forbearance Warrant.

Convertible Notes

The Convertible Notes to be issued to Dialectic at the Closing will have a three-year maturity and an interest rate of 10% per annum, payable in kind, compounded annually, and will be secured by all of the assets of the Company currently securing the Term Loan. The initial conversion price of the Convertible Notes is contemplated to equal $10.00 per share of Common Stock (the “Conversion Price”), subject to adjustment for stock splits and similar events, and includes antidilution protections in favor of Dialectic as described in the Indenture. The Conversion Price is subject to adjustment on the last day of each calendar quarter following execution of the Transaction Agreement (each, a “Reset Price Date) to the greater of (a) $4.00 per share and (b) the lesser of (i) the then Conversion Price and (ii) the 30-day VWAP of the Common Stock immediately preceding the Reset Price Date. The Indenture will contain affirmative and negative covenants substantially consistent with the Fifteenth Term Loan Amendment, as well as a covenant requiring the Company to maintain minimum liquidity of $3.75 million as of the last day of the first quarter of 2026, $5.0 million as of the last day of the second quarter of 2026, $6.25 million as of the last day of the third quarter of 2026 and $7.5 million as of the last day of the fourth quarter of 2026 and each quarter thereafter.

Assuming a Conversion Price of $10.00 and no Additional Notes Issuances, at the Closing the Convertible Notes issued to Dialectic are expected to convert into approximately 29.4% of the issued and outstanding shares of Common Stock. Assuming no adjustment to the Forbearance Warrant Exercise Price, at the Closing the Forbearance Warrant issued to Dialectic is expected to be exercisable for up to approximately 19.9% of the issued and outstanding shares of Common Stock. Immediately after the Closing, Dialectic is expected to hold approximately 38.1% of the issued and outstanding shares of Common Stock (i.e., assuming (i) conversion of all of the Convertible Notes to be issued to Dialectic at a Conversion Price of $10.00 and (ii) the exercise, in full and by the payment of cash, of the Forbearance Warrant held by Dialectic with no adjustment to the Forbearance Warrant Exercise Price).

The foregoing descriptions are qualified in their entirety by reference to the full text of the Transaction Agreement, the Fifteenth Term Loan Amendment, the Forbearance Warrant, and the Warrant Registration Rights Agreement, copies of which are filed as Exhibits 10.1, 10.2, 4.1, and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The foregoing summary has been included to provide information regarding the terms of the Transaction Agreement, the Fifteenth Term Loan Amendment, the Forbearance Warrant, and the Warrant Registration Rights Agreement. It is not intended to provide any other factual information about the Company, the Lenders or their respective subsidiaries and affiliates. The Transaction Agreement contains representations and warranties by each of the parties to the Transaction Agreement, which were made only for the purposes of that agreement and as of the specified dates. The representations, warranties and covenants in the Transaction Agreement were made solely for the benefit of the parties to the Transaction Agreement, are subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts, as well as by information contained in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), and may be subject to standards of materiality applicable to the parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Lenders or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

4

Relationship between the Company and Dialectic

As previously disclosed, on April 2, 2025, certain entities affiliated with Blue Torch Finance, LLC fully assigned their rights and obligations in an aggregate amount of approximately $51.3 million in the term loans issued to the Company, to Dialectic. Effective April 3, 2025, John Fichthorn was appointed as a director of the Company. Mr. Fichthorn is the Managing Partner of Dialectic Capital Management, an investment advisor to Dialectic.

Because of the relationships among the Company, Dialectic and Mr. Fichthorn, in considering the Transaction Agreement, the Fifteenth Term Loan Amendment, the Forbearance Warrant, the Warrant Registration Rights Agreement, the Convertible Notes, the Convertible Notes Registration Rights Agreement (collectively, the “Transaction Documents”) and the transactions contemplated thereby (collectively, with the Transaction Documents, the “Proposed Transaction”), the Board delegated to a special committee comprised solely of independent and disinterested directors (the “Special Committee”) the power and authority to evaluate, negotiate and approve, or decline to approve, the Proposed Transaction and future transactions with Dialectic and its affiliates. On September 22, 2025, the Special Committee approved and declared advisable the Proposed Transaction, determined that the terms of the Proposed Transaction are fair to, and in the best interests of, the Company and its stockholders, and recommended that the Board approve the Proposed Transaction.

On September 22, 2025, the Audit Committee of the Board (the “Audit Committee”), in its capacity of reviewing related party transactions to which the Company proposes to become a party, reviewed and approved the Proposed Transaction and recommended that the Board approve the Proposed Transaction, after consideration of the following factors, among others: (i) whether the terms of the transaction are fair to the Company and on arms-length terms that would apply if the transaction did not involve a related party; and (ii) whether there are business reasons for the Company to enter into the related party transaction.

On September 22, 2025, the Board, with Mr. Fichthorn abstaining from discussion and from voting on the matter, (a) approved and declared advisable the Proposed Transaction, (b) determined that the terms of the Proposed Transaction are fair to, and in the best interests of, the Company and its stockholders, (c) directed that, for purposes of compliance with the applicable rules of The Nasdaq Stock Market LLC, (i) the Debt Exchange, (ii) any Forbearance Warrant Excess Shares Issuance and (iii) if applicable, any Additional Notes Issuance, be submitted to a vote of the Company’s stockholders at a meeting of the Company’s stockholders and (d) recommended that the Company’s stockholders approve the Debt Exchange, any Forbearance Warrant Excess Shares Issuance, and, if applicable, any Additional Notes Issuance on the terms and subject to the conditions set forth in the Transaction Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Convertible Notes and the Forbearance Warrant is incorporated herein by reference. The Convertible Notes and the Forbearance Warrant and any shares of Common Stock issuable thereunder are exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) the Securities Act of 1933, as amended (the “Securities Act”). The Convertible Notes and the Forbearance Warrant and any shares of Common Stock issuable thereunder, were not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC, or an applicable exemption from the registration requirements.

Item 8.01	Other Events.

On September 23, 2025, the Company issued a press release announcing the parties’ entry into the Transaction Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

5

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of the Company and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” “outlook,” and similar references to the future. Any statement that is not a historical fact, including statements regarding: the expected outcome and benefits of the proposed transactions; the expected amount of proceeds from the proposed transactions; and the terms and conditions related to the proposed transactions, including stockholder approval. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside the Company’s control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the risk that the conditions to the closing of the proposed transactions are not satisfied, including the risk that required approval from the Company’s stockholders is not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreements; potential litigation relating to the proposed transactions and the effects of any outcome related thereto; the ability of each party to consummate the proposed transactions on a timely basis, or at all; the failure of the proposed transactions to close for any reason; any adjustments to the amount of proceeds from the proposed transactions; risks that the proposed transactions disrupt current business, plans and operations of the Company or its business prospects; diversion of management’s attention from the Company’s ongoing business; the ability of the Company to retain and hire key personnel; costs, fees or expenses resulting from the proposed transactions; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; the impact of macroeconomic conditions; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended March 31, 2025, and subsequent reports filed with the SEC. All forward-looking statements are based on information available to the Company as of the date of this Current Report on Form 8-K and the Company undertakes no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

The Company intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) with respect to its solicitation of proxies for approval of the foregoing transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge in the “Company—Investor Relations—Financial Info—SEC Filings” section of the Company’s website at https://investors.quantum.com/financial-information/sec-filings.

Participants in the Solicitation

The Company, its directors, director nominees, certain of its officers, and other members of management and employees (as set forth below) are or may be deemed to be “participants” (each a “Participant” and collectively, the “Participants”) in the solicitation of proxies from stockholders of the Company in connection with the proposed transactions.

Information about the Company’s executive officers and directors, including compensation, is set forth in the sections entitled “Item 1. Business—Information About Our Executive Officers,” Item 10. Directors, Executive Officers and Corporate Governance—Information About Our Directors” and “Item 11. Executive Compensation” of the Company’s Annual Report on Form 10-K for the year ended March 31, 2025, filed with the SEC on August 26, 2025 (the “2025 10-K”), as well as its Current Reports on Form 8-K filed with the SEC on April 3, 2025, June 3, 2025, June 18, 2025, July 8, 2025, August 18, 2025, August 28, 2025 and September 15, 2025.

As of September 22, 2025, each Participant set forth below beneficially owned less than 1% of the Company’s issued and outstanding Common Stock. Information about the ownership of Common Stock by the Company’s executive officers and directors is set forth in the section entitled “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters—Security Ownership of Certain Beneficial Owners and Management” of the 2025 10-K. To the extent holdings by the directors and executive officers of the

6

Company’s securities reported in the 2025 10-K have changed, such changes have been reflected in Form 4s filed with the SEC as set forth next to such executive officer’s or director’s name below. Any further changes will be reflected in Forms 3, 4 or 5 to be filed with the SEC, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the Company’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Company—Investor Relations—Financial Info—SEC Filings” section of the Company’s website at https://investors.quantum.com/financial-information/sec-filings.

Directors*^	Security Ownership of Directors	Executive Officers*	Security Ownership of Executive Officers
John A. Fichthorn	Form 3 filed on April 30, 2025 and Form 4 filed on May 5, 2025	Hugues Meyrath (President, Chief Executive Officer, and Director)	N/A

Donald J. Jaworski	N/A	Laura A. Nash (Chief Accounting Officer)	Form 4s filed on April 4, 2025 and on September 17, 2025

John R. Tracy	N/A	Anthony Craythorne (Chief Revenue Officer)	Form 3 filed on July 14, 2025

Yue Zhou (Emily) White	N/A

James C. Clancy	Form 3 filed on September 17, 2025

Tony J. Blevins	Form 3 filed on September 17, 2025

*	The business address is 10770 E. Briarwood Avenue, Centennial, Colorado, 80112.
^	Excludes Hugues Meyrath, the Company’s President and Chief Executive Officer, who is listed under “Executive Officers.”

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Warrant to Purchase Common Stock dated September 23, 2025, issued to Dialectic Technology SPV LLC.

4.2	Registration Rights Agreement dated September 23, 2025, by and between the Company and Dialectic Technology SPV LLC.

10.1*	Transaction Agreement dated September 23, 2025, by and among the Company, Dialectic Technology SPV LLC, OC III LVS XXXIII LP., and OC III LVS XL LP.

10.2*	Fifteenth Amendment to Term Loan Credit and Security Agreement dated September 23, 2025, by and among the Company, Quantum LTO Holdings, LLC, the borrowers and guarantors party thereto, the lenders party thereto, and Alter Domus (US) LLC, as disbursing agent and collateral agent.

99.1	Press Release dated September 23, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules (or similar attachments) to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon request.

7

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

Date: September 23, 2025	By:	/s/ Laura A. Nash
	Name:	Laura A. Nash
	Title:	Chief Accounting Officer

8

Exhibit 4.1

Execution Version

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT (AS DEFINED HEREIN) OR THE SECURITIES LAWS OF ANY STATE, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

QUANTUM CORPORATION

WARRANT

Warrant No. 2025-1	Issuance Date: September 23, 2025

QUANTUM CORPORATION, a Delaware corporation (the “Company”), hereby certifies that, for value received, Dialectic Technology SPV LLC, a Delaware limited liability company, or its registered assigns (the “Holder”) is entitled to purchase from the Company up to a total of 2,653,308 (subject to adjustment as provided herein) fully paid and non-assessable shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $8.81 per share (as adjusted from time to time as provided in Section 10, the “Exercise Price”) at any time and from time to time from and after the date hereof, but not after 11:59:59 P.M. Eastern Time on the date that is seven (7) years from the Issuance Date (as defined herein), as may be adjusted pursuant to Section 4 and Section 15 (the “Expiration Date”) and subject to the following terms and conditions. This Warrant (this “Warrant”) is by and between the Company and the Holder.

1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings set forth below:

(a) “Acquisition Change of Control” means a Change of Control described in clauses (i), (ii), (iii) and (iv) of the definition of “Change of Control” (except that, for purposes of this definition, each reference in clauses (i), (ii), (iii) and (iv) of the definition of “Change of Control” to “fifty percent (50%)” shall be “eighty percent (80%)” or a sale by the Company of assets generating more than eighty percent (80%) of the Company’s revenue for the trailing 12-month period.

(b) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Company’s Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

1

(c) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote ten percent (10%) or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(d) “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

(e) “Change of Control” means the occurrence of any of the following in a single or a series of related transactions: (i) an acquisition after the Issuance Date by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than fifty percent (50%) of the voting rights or equity interests in the Company; (ii) a replacement of directors holding more than fifty percent (50%) of the voting power of the Company’s board of directors that is not approved by directors serving on the Board immediately prior to the consummation of such transaction or transactions, as applicable, holding more than fifty percent (50%) of the voting power of all directors serving on the Board immediately prior to such transaction or transactions, as applicable; (iii) a merger, consolidation, amalgamation, scheme of arrangement or reorganization (or other similar transaction) of the Company or a sale of all or substantially all of the assets of the Company in a single or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company’s securities prior to the first such transaction, or transactions, as applicable, continue to hold at least fifty percent (50%) of the voting power and equity interests in the surviving entity or acquirer of such assets, as applicable; (iv) a recapitalization, reorganization or other transaction involving the Company that constitutes or results in a transfer of more than fifty percent (50%) of the voting power or equity interests in the Company; or (v) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Company. Notwithstanding the foregoing, in no event shall the acquisition of greater than fifty percent (50%) of the Common Stock by the Holder, its Affiliates, or any of the Attribution Parties constitute a Change of Control.

(f) “Closing Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market or any other national securities exchange, the closing bid price per share of Common Stock for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the Common Stock is then listed or quoted; (b) if the Common Stock is then listed or quoted on the OTC Bulletin Board, the most recent closing bid price per share of Common Stock so reported; (c) if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as mutually determined by the Company and the Holder. If the Company and the Holder are unable to so agree upon the fair market value of a share of Common Stock, then such dispute shall be resolved in accordance with the procedures in Section 17(f).

2

(g) “Commission” means the U.S. Securities and Exchange Commission.

(h) “Common Stock Deemed Outstanding” means, at any given time, the sum of (i) the number of shares of Common Stock actually outstanding at such time, plus (ii) the number of shares of Common Stock issuable upon exercise of any warrants or other rights or options to subscribe for or purchase Common Stock and conversion or exchange of any securities (directly or indirectly) convertible into or exchangeable for Common Stock, in each case actually outstanding at such time (treating as actually outstanding any such warrants, rights, options or other securities issuable upon exercise of other such securities actually outstanding at such time), in each case, regardless of whether such securities are actually exercisable, convertible or exchangeable at such time; provided, that Common Stock Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly owned subsidiaries.

(i) “Convertible Securities” means any stock or securities (other than Options) that are at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitle the holder thereof to acquire, any shares of Common Stock.

(j) “Effectiveness Deadline” has the meaning ascribed to such term in the Registration Rights Agreement.

(k) “Eligible Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: (i) The Nasdaq Global Market; (ii) The Nasdaq Global Select Market; (iii) The Nasdaq Capital Market; (iv) the New York Stock Exchange; (v) NYSE Arca; or (vi) the NYSE MKT (or any successor to any of the foregoing).

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

(m) “Excluded Stock” means the issuance of: (i) Common Stock upon the exercise of Options outstanding as of the Issuance Date, pursuant to the terms of Options or any applicable option plan as of the Issuance Date; (ii) compensatory Options (and the issuance of Common Stock upon exercise thereof), restricted stock or restricted stock units (and the issuance of Common Stock upon settlement of such restricted stock units) of the Company to employees, officers, directors or consultants of the Company after the date hereof pursuant to a stock option plan, restricted stock agreement or other incentive stock plan or pursuant to any employee benefit plan, in each case as in effect on the Issuance Date, as approved by the Company’s stockholders following the Issuance Date or adopted by the Company’s board of directors as an inducement award or plan in accordance with the applicable regulations of the Eligible Market; (iii) the Warrant Shares; (iv) Common Stock issued upon exercise of warrants to purchase Common Stock outstanding as of the Issuance Date; (v) any Common Stock or Common Stock Equivalents issued in connection with the transactions contemplated by the Transaction Agreement (including upon

3

exercise, exchange or conversion of any Common Stock or Common Stock Equivalents issued in connection with the transactions contemplated by the Transaction Agreement, but excluding any shares of Common Stock issued on or after the Issuance Date pursuant to the ELOC (as defined in the Transaction Agreement) after the net proceeds of such issuances exceed fifty million dollars ($50,000,000); and (vi) any Common Stock or Common Stock Equivalents issued as consideration in connection with the bona fide acquisition of all of the assets or capital stock or a business line (including the acquisition of the intellectual property) of another business (whether by merger, purchase of stock or assets or otherwise) if such issuance is approved by the board of directors of the Company.

(n) “Issuance Date” means the date hereof.

(o) “Options” means any rights, warrants or options to, directly or indirectly, subscribe for or purchase Common Stock.

(p) “Original Issue Value” shall be equal to twenty million dollars ($20,000,000).

(q) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(r) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(s) “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition).

(t) “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(u) “Put Price” shall be equal to the Holder’s pro rata share of the Original Issue Value, adjusted for the percentage of this Warrant exercised by the Holder under the Put Right.

(v) “Registrable Securities” has such meaning ascribed to such term in the Registration Rights Agreement.

4

(w) “Registration Rights Agreement” means the Registration Rights Agreement dated as of the Issuance Date, by and between the Company and the Holder.

(x) “Registration Statement” has the meaning ascribed to such term in the Registration Rights Agreement.

(y) “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

(z) “Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

(aa) “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(bb) “Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted and traded on any Trading Market, any Business Day.

(cc) “Trading Market” means The Nasdaq Global Select Market or any other primary Eligible Market or national securities exchange on which the Common Stock is then listed or quoted.

(dd) “Transaction Agreement” means that certain Transaction Agreement by and among the Company, the Holder, OC III LVS XXXIII LP, a Delaware limited partnership, and OC III LVS XL LP, a Delaware limited partnership, dated as of the Issuance Date.

(ee) “VWAP” means, on any particular Trading Day or for any particular period, the volume weighted average trading price per share of Common Stock on such Trading Day or for such particular period on the Eligible Market on which the Common Stock is then traded as reported by Bloomberg L.P., through its “Volume at Price” functions, or any successor performing similar functions, or, if the foregoing does not apply, the average of the highest Closing Price and the lowest closing ask price of the Common Stock on the OTC Bulletin Board or, if none of the foregoing applies, the average of the highest Closing Price and the lowest closing ask price of the Common Stock of any of the market makers for the Common Stock as reported in the “pink sheets” by OTC Markets Group Inc.; provided, however, that during any period the VWAP is being determined, the VWAP shall be subject to adjustment from time to time for stock splits, stock dividends, combinations and similar events as applicable.

2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

5

3. Registration of Transfers. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof at any time and without restriction; provided, however, that the transferee shall agree in writing to be bound by the terms and subject to the conditions of this Warrant. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant” and, together with this Warrant, the “Warrants”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of a New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of this Warrant.

4. Exercise and Duration of Warrants.

(a) Subject to the limitations set forth in Section 12 hereof, this Warrant shall be exercisable by the registered Holder, in whole or in part, at any time and from time to time on or after the Issuance Date until immediately prior to the earliest of (a) a Fundamental Transaction, provided that, at the option of the Holder, this Warrant shall continue to be exercisable, in whole or in part, after a Change of Control that does not constitute an Acquisition Change of Control, for the same number and type of underlying securities on terms no less favorable than those applicable immediately prior to such transaction, (b) a liquidation of the Company or (c) the Expiration Date.

(b) A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares. The Holder shall deliver the original Warrant to the Company within thirty (30) days after the full exercise of this Warrant; provided, however, that the Holder’s failure to so deliver the original Warrant shall not affect the validity of such exercise or any of the Company’s obligations under this Warrant and the Company’s sole remedy for the Holder’s failure to deliver the original Warrant shall be to obtain an affidavit of lost warrant from the Holder, which Holder shall deliver as promptly as reasonably practical following a request by the Company therefor, in a form and substance reasonably acceptable to the Company.

6

5. Put Right.

(a) The Holder shall have the right (the “Put Right”) to require the Company to purchase the unexercised portion of this Warrant held by the Holder, in whole but not in part, in accordance with the provisions of this Section 5.

(b) Put Exercise. The Holder may exercise the Put Right by giving written notice thereof (a “Put Exercise Notice”) to the Company (i) at any time following the fifth (5th) anniversary of the Issuance Date and (ii) prior to the fifth (5th) anniversary of the Issuance Date, (A) upon a Change of Control or (B) immediately prior to the occurrence of a voluntary dissolution, liquidation or winding up of the affairs of the Company. The Put Exercise Notice shall state, if this Warrant remains unexercised, the number of shares then purchasable under this Warrant, if any, subject to such put. The Put Right may be exercised by the Holder and may be exercised successively in accordance with this Section 5 so long as the Holder owns this Warrant.

(c) Put Price. Upon receipt of the Put Exercise Notice, the Company shall calculate the Put Price and deliver notice thereof (a “Put Price Notice”) to the Holder within three (3) Business Days after delivery to the Company of the Put Exercise Notice.

(d) Consummation. Upon the Holder’s receipt of the Put Price Notice, the Holder shall surrender to the Company at its principal office, or such other office or agency of the Company as the Company may reasonably designate by written notice to the Holder, this Warrant subject to such exercise of the Put Right, endorsed to the Company (or other instruments or documents of transfer, or instruments to DTC or the transfer agent to effect such surrender), in exchange for, and the Company shall thereupon deliver the Put Price to the Holder by wire transfer of immediately available funds to an account designated by the Holder or by certified check. The Holder of this Warrant shall cease to be a holder thereof immediately upon surrender thereof to the Company.

6. Delivery of Warrant Shares.

(a) Subject to the limitations set forth in Section 13, upon exercise of this Warrant, the Company shall promptly (but in no event later than three (3) Trading Days after the Exercise Date) at the Holder’s election (1) credit the Holder’s balance account with DTC for the Warrant Shares issuable upon such exercise (which alternative shall not be available if both of the conditions set forth in Section 6(a)(x) or 6(a)(y) are satisfied), or (2) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, an electronic book entry position evidencing the Warrant Shares issuable upon such exercise, in either case, free of restrictive legends unless (x) a Registration Statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or (y) the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date.

7

(b) Subject to Section 5(a) and the limitations set forth in Section 13 hereof, this Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms and subject to the conditions hereof (including, but not limited to the exercise of this Warrant) are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares (other than such limitations contemplated by this Warrant). Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

(d) Each certificate for Warrant Shares shall bear a restrictive legend only if (i) there is not then an effective Registration Statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder and (ii) the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144; provided, however, that, no such restrictive legend shall be required if, in the opinion of counsel for the Holder (which opinion is subject to the reasonable approval of the Company) or the Company, the securities represented thereby are not, at such time, required by law to bear such legend.

7. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares in a name other than that of the Holder or an affiliate thereof.

8. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures as the Company may prescribe.

8

9. Reservation of Warrant Shares.

(a) The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, one hundred twenty-five percent (125%) of the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant (the “Required Reserve Amount”), free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 10). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such actions as may be reasonably necessary to assure that such shares of Common Stock may be issued as provided herein without violation by the Company of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed. The parties acknowledge and agree that issuances above the Maximum Percentage require approval by the stockholders of the Company, and the Company provides no assurances or guarantees with respect to the outcome of such stockholder approval.

(b) If, notwithstanding Section 9(a) above, and not in limitation thereof, at any time while this Warrant remains outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for this Warrant. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

10. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 10.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

9

(b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (and not to all Holders of Warrants in respect of their ownership thereof): (i) evidences of its indebtedness; (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph); (iii) rights or warrants to subscribe for or purchase any security; or (iv) cash or any other asset (in each case, “Distributed Property”), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of such Exercise Price times a fraction of which the denominator shall be the average of the Closing Prices for the five (5) Trading Days immediately prior to (but not including) such record date and of which the numerator shall be such average less the then fair market value of the Distributed Property distributed in respect of one (1) outstanding share of Common Stock, as determined by the Company’s independent certified public accountants that regularly examine the financial statements of the Company (an “Appraiser”). In such event, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally or regionally recognized accounting firm) (the “Additional Appraiser”), in which case such fair market value shall be deemed to equal the average of the values determined by each of the Appraiser and the Additional Appraiser. As an alternative to the foregoing adjustment to the Exercise Price, at the request of the Holder delivered before the earlier of the ninetieth (90th) day after such record date or the exercise of this Warrant after such record date, the Company will deliver to such Holder, within five (5) Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant) immediately prior to such record date (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution in excess of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to the extent of any such excess) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation). If such Distributed Property is not delivered to a Holder pursuant to the preceding sentence, then upon expiration of or any exercise of this Warrant that occurs after such record date, such Holder shall remain entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise (if applicable), such Distributed Property.

(c) Fundamental Transactions. If, at any time while this Warrant is outstanding: (i) the Company effects any merger or consolidation of the Company with or into another Person; (ii) the Company effects any sale of (A) all or substantially all of its assets or (B) assets generating more than fifty percent (50%) of the Company’s revenue for the trailing twelve (12) month period, in each case, which sale is not approved by the Holders of at least a majority of the Warrant Shares issuable upon exercise of then outstanding Warrants; (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant

10

to which holders of at least fifty percent (50%) of the Common Stock (excluding any shares held by the Person(s) making such tender or exchange offer) tender or exchange their shares for other securities, cash or property; (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 10(a) above or a transaction that does not result in a transfer of more than fifty percent (50%) of the voting power or equity interests in the Company); or (v) there is a Change of Control; (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction as if this Warrant had been exercised on a cashless basis in accordance with Section 11 below, immediately prior to such Fundamental Transaction, and become the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (without taking into account any limitations or restrictions on the exercisability of this Warrant) (the “Alternate Consideration”). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant. The Company shall notify the Holder, in writing, of such Fundamental Transaction at least thirty (30) days prior to the closing of such Fundamental Transaction (the “Fundamental Transaction Notice”), which written notice shall describe in detail the terms of the Fundamental Transaction (including the Alternate Consideration issuable upon exercise of this Warrant). In the event of, and as a condition to the consummation of, a Fundamental Transaction, the Company or the Successor Entity, as the case may be, shall execute with the Holder a written agreement providing that:

(x) this Warrant shall thereafter entitle the Holder to purchase the Alternate Consideration in accordance with this Section 10(c).

(y) in the case of any such Successor Entity, upon such consolidation, merger, statutory exchange, combination, sale or conveyance, such Successor Entity shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other transaction documents referring to the “Company” shall refer instead to the Successor Entity), be jointly and severally liable with the Company for the performance of all of the Company’s obligations under this Warrant and may exercise every right and power of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.

(z) if registration or qualification is required under the Exchange Act or applicable state law for the public resale by the Holder of shares of stock and other securities so issuable upon exercise of this Warrant, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

11

If, in the case of any Fundamental Transaction, the Alternate Consideration includes shares of stock, other securities, other property or assets of a Person other than the Company or any such Successor Entity, as the case may be, in such Fundamental Transaction, then such written agreement shall also be executed by such other Person. At the Holder’s request, prior to or at the closing of the Fundamental Transaction, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a New Warrant consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(d) Subsequent Equity Sales.

(i) If, at any time while this Warrant is outstanding, the Company or any subsidiary grants, issues or sells (or enters into any agreement to grant, issue or sell), or is deemed to have granted, issued or sold any additional shares of Common Stock, Convertible Securities, Options, rights, warrants, or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, “Common Stock Equivalents”) at an effective price to the Company (net of any rebates, discounts, fees, commissions or expenses, other than customary expenses) per share of Common Stock less than the then Exercise Price (such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of common stock at an effective price per share that is lower than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) shall be reduced (and in no event increased) to an Exercise Price equal to the quotient obtained by dividing:

(A) the sum of (1) the product obtained by multiplying the Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) by the Exercise Price then in effect plus (2) the aggregate consideration, if any, received by the Company upon such issuance or sale (or deemed issuance or sale); by

(B) the sum of (1) the Common Stock Deemed Outstanding immediately prior to such issuance or sale (or deemed issuance or sale) plus (2) the aggregate number of shares of Common Stock issued or sold (or deemed issued or sold) by the Company in such issuance or sale (or deemed issuance or sale).

(ii) The adjustment to the Exercise Price shall be made at the end of each fiscal quarter, based on the issuances of Common Stock Equivalents during that quarter. No further adjustment shall be made to the Exercise Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

12

(iii) If, at any time while this Warrant is outstanding, the Company directly or indirectly issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a “Floating Price Security”), including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary structural anti-dilution provisions (such as share splits, share combinations, share dividends and similar transactions), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Effective Price will be determined separately on each Exercise Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date). The Holder shall have the right, but not the obligation, in its sole discretion to substitute such Effective Price for the Exercise Price upon exercise of this Warrant by designating in the Exercise Notice delivered upon any exercise that the Holder is relying on the Effective Price rather than the Exercise Price then in effect.

(iv) No adjustment to this Warrant shall be made pursuant to this Section 10(d) that would have the effect of causing this Warrant to be exercisable for more than the Maximum Percentage unless and until prior to any such adjustment the Company shall have obtained all necessary shareholder and other approvals required for the Exercise Price under this Warrant to be reduced to such Effective Price and for sufficient Warrant Shares to be reserved for issuance upon exercise of this Warrant.

(v) Notwithstanding the anything herein to the contrary, no adjustment will be made under this Section 10 in respect of any issuances or exercise prices, resets, conversion prices or other Floating Price Security attributes of Common Stock or Common Stock Equivalents covered by the definition of Excluded Stock.

(e) Number of Warrant Shares. Subject to the limitations set forth in Section 13(iii), simultaneously with any adjustment to the Exercise Price pursuant to this Section 10, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment; provided that no Exercise Price adjustment or adjustment to the number of Warrant Shares issuable in the aggregate pursuant to this Section 10(e) may be based on an Exercise Price of less than $4.00 per Warrant Share, as adjusted for any stock dividends, stock splits (including forward and reverse), stock combinations, recapitalizations or similar events.

(f) Calculations. All calculations under this Section 10 shall be made to the nearest cent or the nearest one hundredth (1/100th) of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include any treasury shares, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

13

(g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 10, the Company at its expense will promptly (i) compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based and (ii) deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(h) Notice of Corporate Events. If the Company: (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any subsidiary; (ii) authorizes or approves, enters into a definitive agreement or solicits stockholder approval for a Fundamental Transaction; or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least twenty (20) calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps necessary in order to ensure that the Holder has sufficient opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(i) Other Events. In the event that the Company or any subsidiary shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 10 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith, and subject to Section 12 below, determine and implement an appropriate adjustment in the Exercise Price and the number of Warrant Shares (if applicable) so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 10(i) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 10, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding absent manifest error and whose fees and expenses shall be borne by the Company.

11. Payment of Exercise Price. The Holder, at its election, may either pay the Exercise Price in immediately available funds, or satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]
where:
X = the number of Warrant Shares to be issued to the Holder.

14

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the Current Market Price (as of the date of such calculation) of one share of Common Stock.

B = the Exercise Price (as adjusted to the date of such calculation).

For purposes of this Warrant, the “Current Market Price” of one share of the Company’s Common Stock as of a particular date shall be determined as follows: (a) if traded on a national securities exchange (including the Nasdaq Stock Market), the Current Market Price shall be deemed to be the arithmetic average of the VWAPs for the five (5) consecutive Trading Days immediately preceding the applicable date; (b) if traded over-the-counter but not on the Nasdaq Stock Market, the Current Market Price shall be deemed to be the average of the closing bid and asked prices as of five (5) Business Days immediately prior to the date of exercise indicated in the Notice of Exercise; and (c) if there is no active public market, the Current Market Price shall be the fair market value of a share of Common Stock as mutually determined by the Company and the Holder in their sole discretion. If the Company and the Holder are unable to so agree upon the fair market value of a share of Common Stock, then such dispute shall be resolved in accordance with the procedures in Section 17(f).

12. Limitation on Exercise.

(a) Subject to Section 12(b), the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by the Holder or its affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion) (the “Threshold Percentage”). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(b) Notwithstanding the provisions of Section 12(a), the Holder shall have the right at any time and from time to time, to waive the provisions of Section 12(a) insofar as they relate to the Threshold Percentage or to increase its Threshold Percentage (but not in excess of 19.99% (or such lower percentage if Section 16 of the Exchange Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage threshold thereunder to a percentage less than 19.99%)) by written instrument delivered to the Company, but any such waiver or increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

15

(c) Notwithstanding anything to the contrary herein, the Company shall not effect the exercise of this Warrant and the Holder shall not have the right to exercise this Warrant, (A) to the extent that after giving effect to such exercise, the Holder (together with its Affiliates and any of the other Attribution Parties) would beneficially own in excess of 19.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding and/or the then combined voting power of all of the Company’s voting securities immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”) and (B) if at the time of such exercise, such exercise would violate, or would result in a violation by the Company of, any Nasdaq Stock Market Rule (and any successor to the Nasdaq Stock Market and any other trading market on which the Common Stock is listed), including, without limitation, Nasdaq Stock Market Rule 5635(b) relating to a change of control; provided, that, with respect to clause (A) above, the Beneficial Ownership Limitation shall not apply in the event that the Company obtains (x) stockholder approval for a change of control with respect to the Holder and such stockholder approval remains valid pursuant to the Nasdaq Stock Market Rules (and any successor to the Nasdaq Stock Market and any other trading market on which the Common Stock is listed) and such exercise otherwise satisfies the requirements of Nasdaq Stock Market Rule 5635 with respect to issuances of shares of Common Stock upon exercise of this Warrant or any other warrant held by the Holder or (y) a waiver of such Beneficial Ownership Limitation is received from Nasdaq and such waiver remains valid. The limitations contained in this paragraph shall apply to any successor holder and transferee of this Warrant, any New Warrants, and all Warrant Shares issued or issuable upon exercise of all Warrants outstanding (together with their Affiliates and any of the other Attribution Parties), as applicable.

(d) In addition to the foregoing, the sum of the number of shares of Common Stock that may be issued under this Warrant and any other Warrant that is or was transferred or assigned to any other Holder (together with its Affiliates and any of the other Attribution Parties) shall be limited to 19.99% of the Company’s outstanding shares of Common Stock as of the Issuance Date (the “Exchange Cap”), unless shareholder approval is obtained by the Company to issue more than the Exchange Cap, as may be required by the applicable rules and regulations of the Eligible Market, or to the extent required, unless such shareholder approval requirement has been waived by Nasdaq. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split (including forward and reverse), or other similar transaction. The limitations contained in this paragraph shall apply to any successor holder and transferee of this Warrant, any New Warrants, and all Warrant Shares issued or issuable upon exercise of all Warrants outstanding (together with their Affiliates and any of the other Attribution Parties), as applicable.

13. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

14. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered by electronic mail specified in this Section 14 prior to 6:30 p.m. (New York City time) on a Trading Day; (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered by electronic mail specified in this Section 14 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day; (iii) the Trading Day following the date of mailing, if sent by a nationally recognized overnight courier service

16

specifying next Business Day delivery; or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery. The address and e-mail address of a party for such notices or communications shall be as set forth in this Section 14, unless changed by such party by two (2) Trading Days’ prior notice to the other party in accordance with this Section 14. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

If the Company:

Quantum Corporation

10770 E. Briarwood Avenue

Centennial, CO 80112

Attention:	Tara Ilges

Email:

with a copy to (which shall not constitute notice):

Pillsbury Winthrop Shaw Pittman LLP

2550 Hanover Street

Palo Alto, CA 94304

Attention:	James J. Masetti; Drew Simon-Rooke
Email:	jim.masetti@pillsburylaw.com
drew.simonrooke@pillsburylaw.com

If to Holder:

Dialectic Technology SPV LLC

119 Rowayton Avenue

Rowayton, CT 06853

Attention:	John Fichthorn

E-mail:

with a copy to (which shall not constitute notice):

Allen Overy Shearman Sterling US LLP

1460 El Camino Real, Second Floor

Menlo Park, CA 94025

Attention:	Christopher M. Forrester; Cody Wright
Email:	chris.forrester@aoshearman.com
cody.wright@aoshearman.com

15. Extension of Expiration Date. At the option of the Holder, the Expiration Date may be extended for the number of Trading Days following any period commencing on the Expiration Date, if on the Expiration Date and through any such period: (i) trading in the Common Stock is suspended by any Trading Market; (ii) the Registration Statement is not effective; or (iii) the

17

Prospectus included in the Registration Statement may not be used by the Holder for the resale of Registrable Securities thereunder; provided that, with respect to Section 15(ii) and Section 15(iii), only to the extent the Company was required, but failed, to maintain the effectiveness of the Registration Statement and the availability of the Prospectus included in the Registration Statement in accordance with the terms of the Registration Rights Agreement.

16. Furnishing of Information. The Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of the Holder, the Company shall deliver to the Holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. If the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Holder and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Holder to sell this Warrant under Rule 144. The Company further covenants that it will take such further action as the Holder may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

17. Miscellaneous.

(a) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Subject to the restrictions on transfer set forth on the first page hereof and in Section 3, this Warrant may be assigned by the Holder, provided, however, that in no event shall the registration rights be separately assigned from the purchase rights evidenced by this Warrant. Except as provided in and subject to the terms set forth in Section 10(c), this Warrant may not be assigned by the Company except with the prior written consent of the Holder. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence and except as otherwise provided in Section 12, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant constitutes the entire agreement of the parties with respect to the subject matter hereof. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns. The restrictions set forth in Section 12 hereof may not be amended or waived.

(b) The Company: (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will use reasonable best efforts to take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

18

(c) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO (I) LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR (II) LIMIT ANY PROVISION OF SECTION 17(f). EACH PARTY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f) Alternate Dispute Resolution.

(i) In the case of a dispute relating to the Exercise Price, the Closing Price, the Current Market Price, or fair market value or the arithmetic calculation of the Warrant Shares (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party via electronic mail (A) if by the Company, within five (5) Business Days after the Company learned of the circumstances giving rise to such dispute, or (B) if by the Holder, within five (5) Business Days after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Exercise Price, Closing Price, Current Market Price, or fair market value or arithmetic calculation of the Warrant Shares (as the case may be), at any time after the fifth (5th) Business Day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute; provided that if the Holder does not select such an investment bank within such five (5) Business Day period, then the Company may, at its sole option, select an independent reputable investment bank to resolve such dispute.

19

(ii) The Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with this Section 17(f) and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the tenth (10th) Business Day immediately following the date on which such investment bank was selected and agreed to serve in such role (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Company and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

20

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

QUANTUM CORPORATION

By:	/s/ Laura A. Nash
Name: Laura A. Nash
Title: Chief Accounting Officer

[Signature Page to Warrant]

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: QUANTUM CORPORATION

The undersigned is the Holder of Warrant No. 2025-1 (the “Warrant”) issued by QUANTUM CORPORATION, a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.	The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

2.	The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

3.	The Holder intends that payment of the Exercise Price shall be made as (check one):

____ “Cash Exercise” under Section 11

____ “Cashless Exercise” under Section 11

4.	If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

5.	Pursuant to this exercise, the Company shall deliver to the Holder _______________ Warrant Shares in accordance with the terms of the Warrant.

6.	Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Exercise Notice to be duly executed as of the date indicated below.

Dated: ,	Name of Holder:

(Print)

By:
Name:
Title:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of QUANTUM CORPORATION to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of QUANTUM CORPORATION with full power of substitution in the premises.

Dated: ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

Exhibit 4.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of September 23, 2025, by and between Quantum Corporation, a Delaware corporation (the “Company”), and Dialectic Technology SPV LLC, a Delaware limited liability company (the “Holder”).

RECITALS

A. In connection with the Transaction Agreement, dated as of the date of this Agreement, by and among the Company, the Holder and the other parties thereto (the “Transaction Agreement”), the Company has issued to the Holder, as consideration for the certain forbearances and waivers granted by the Holder to the Company, that certain warrant dated as of the date of this Agreement (the “Warrant”) to purchase a number of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), equal to 19.9% of the outstanding shares of Common Stock as of the date of this Agreement (such shares of Common Stock underlying the Warrant, the “Warrant Shares”).

B. To induce the Holder to enter into the transactions contemplated by the Transaction Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

1. Definitions.

As used in this Agreement, the following terms shall have the following meanings:

(a) “Business Day” means any day except a Saturday, a Sunday, or any other day on which commercial banks in the State of New York and in the State of California are authorized or required by applicable Law to be closed.

(b) “Effective Date” means the date that the applicable Registration Statement has been declared effective by the SEC.

(c) “Effectiveness Deadline” means, (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a) or Section 2(b), as applicable, the earlier of the (A)(I) in the event the initial Registration Statement is not subject to a review by the SEC, ninetieth (90th) calendar day after the date hereof, and (II) in the event the initial Registration Statement is subject to a review by the SEC, one hundred fiftieth (150th) calendar day after the date hereof, and (B) fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review, and (ii) with respect to any additional Registration Statements

1

that may be required to be filed by the Company pursuant to this Agreement, the earlier of (A) the sixtieth (60th) calendar day following the date on which an additional Registration Statement is required to be filed hereunder and (B) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC or the EDGAR system is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC and the EDGAR system are open for business.

(d) “Existing Holders” means “Holders” as defined in the Existing Registration Rights Agreement.

(e) “Existing Registration Rights Agreement” means that certain Amended and Restated Registration Rights Agreement by and among the Company, OC II FIE V LP, Blue Torch Credit Opportunities Fund I LP, and BTC Holdings SC Fund LLC, dated June 16, 2020, as amended.

(f) “Eligible Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: (i) the Nasdaq Global Market; (ii) the Nasdaq Global Select Market; (iii) the Nasdaq Capital Market; (iv) the New York Stock Exchange; (v) the NYSE Arca; or (vi) the NYSE MKT (or any successor to any of the foregoing).

(g) “Filing Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the forty-fifth (45th) calendar day after the date hereof and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement.

(h) “Investor” means the Holder or any transferee or assignee of any Registrable Securities to whom the Holder assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee of any Registrable Securities assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(i) “Legal Counsel” means one (1) legal counsel selected by a majority-in-interest of the Investors.

(j) “Notes Registration Rights Agreement” means that certain Registration Rights Agreement, substantially in the form attached as Exhibit D to the Transaction Agreement, by and among the Company and Dialectic Technology SPV LLC, to be entered into at the Closing (as defined in the Transaction Agreement), upon the terms and subject to the conditions set forth therein.

(k) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof or any other legal entity.

2

(l) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

(m) “Registrable Securities” means, as of any date of determination, the Warrant Shares then issued and issuable upon exercise of the Warrant (assuming on such date the Warrant is exercised in full without regard to any exercise limitations therein), including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock are converted or exchanged and shares of capital stock of a Successor Entity (as defined in the Warrant) into which the shares of Common Stock are converted or exchanged; provided, however, that Registrable Securities shall cease to be Registrable Securities with respect to a particular Investor when (i) such securities have been disposed of in accordance with a Registration Statement or pursuant to Rule 144; (ii) such securities may be sold pursuant to Rule 144 without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for the Company to be in compliance with the current public information required under Rule 144; or (iii) such securities cease to be outstanding.

(n) “Registration Expenses” means the documented, out-of-pocket expenses of registrations, filings or qualifications with respect to the resale of Registrable Securities pursuant to Sections 2 and 3, including, without limitation, the following:

(i) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any national securities exchange on which the Common Stock is then listed;

(ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the underwriters in connection with blue sky qualifications of Registrable Securities);

(iii) printing and delivery expenses;

(iv) reasonable fees and disbursements of counsel for the Company;

(v) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such registrations, filings or qualifications; and

(vi) in such a registration in which securities of the Company are sold to an underwriter in a firm commitment underwriting for distribution of the public or an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal, reasonable fees and expenses of Legal Counsel for each such registration not to exceed $35,000 per year in the aggregate;

provided, however, that Registration Expenses shall not include any underwriting discounts and commissions or similar costs.

3

(o) “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities.

(p) “Required Registration Amount” means, as of any time of determination, the maximum number of Warrant Shares issuable upon exercise of the Warrant (without regard to any exercise limitations therein), all subject to adjustment as provided in Section 2(c) and/or Section 2(d).

(q) “Rule 144” means Rule 144 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration.

(r) “Rule 415” means Rule 415 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC providing for offering securities on a continuous or delayed basis.

(s) “SEC” means the United States Securities and Exchange Commission or any successor thereto.

(t) “Underwritten Company Offering” means a Company Offering in which securities of the Company are sold to an underwriter(s) in a firm commitment underwriting for distribution to the public.

2. Registration.

(a) Mandatory Registration. The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC an initial Registration Statement on Form S-3 covering the resale of all of the Registrable Securities; provided, that such initial Registration Statement shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount as of the date such Registration Statement is initially filed with the SEC; provided, further, that if Form S-3 is unavailable for such a registration, the Company shall use such other form as is required by Section 2(b). The Company shall use its reasonable best efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, declared effective by the SEC as soon as practicable, but in no event later than the applicable Effectiveness Deadline for such Registration Statement.

(b) Ineligibility to Use Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) use reasonable best efforts to register the resale of the Registrable Securities on a Registration Statement on Form S-1 or another appropriate form reasonably acceptable to the Holder and (ii) undertake to register the resale of the Registrable Securities on Form S-3 as soon as such form is available; provided, that the Company shall maintain the effectiveness of all Registration Statements then in effect until such time as a Registration Statement on Form S-3 covering the resale of all the Registrable Securities has been declared effective by the SEC and the prospectus contained therein is available for use. For the avoidance of doubt, the parties acknowledge and agree that, as of the date hereof, Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, and therefore the Company will not be obligated to register the resale of the Registrable Securities on Form S-3 until such form is available, but the Company shall use reasonable best efforts to register the resale of the Registrable Securities on Form S-1.

4

(c) Sufficient Number of Shares Registered. In the event the number of shares available under any Registration Statement is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(f), the Company shall amend such Registration Statement (if permissible), or file with the SEC a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days (or twenty (20) Trading Days with respect to financial statement comments) after the written request of the Holder after the necessity therefor arises (but taking account of any Staff position with respect to the date on which the Staff will permit such amendment to the Registration Statement and/or such new Registration Statement (as the case may be) to be filed with the SEC) (a “Registration Amount Request”). The Company shall use its reasonable best efforts to cause such amendment to such Registration Statement and/or such new Registration Statement (as the case may be) to become effective as soon as practicable following the filing thereof with the SEC, but in no event later than the applicable Effectiveness Deadline for such Registration Statement. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the applicable Registration Statement is less than the Required Registration Amount.

(d) Offering. Notwithstanding anything to the contrary contained in this Agreement, in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by, or on behalf of, the Company, or in any other manner, such that the Staff or the SEC do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Investors participating therein (or as otherwise may be acceptable to each Investor) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement by all Investors until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid. In making such reduction, the Company shall reduce the number of shares to be included by all Investors on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Investor) unless the inclusion of shares by a particular Investor or a particular set of Investors are resulting in the Staff or the SEC’s “by or on behalf of the Company” offering position, in which event the shares held by such Investor or set of Investors shall be the only shares subject to reduction (and if by a set of Investors on a pro rata basis by such Investors or on such other basis as would result in the exclusion of the least number of shares by all such Investors); provided, that, with respect to such pro rata portion allocated to any Investor, such Investor may elect the allocation of such pro rata portion among the Registrable Securities of such Investor. In addition, in the event that the Staff or the SEC requires any Investor seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and such

5

Investor does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Investor, until such time as the Staff or the SEC does not require such identification or until such Investor accepts such identification and the manner thereof.

(e) Piggyback Registrations. Without limiting any obligation of the Company hereunder or under the Transaction Agreement, if there is not an effective Registration Statement covering all of the Registrable Securities or the prospectus contained therein is not available for use and the Company shall determine to prepare and file with the SEC a Registration Statement or offering statement relating to an offering for its own account (a “Company Offering”) or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans), then the Company shall deliver to each Investor a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Investor shall so request in writing, the Company shall include in such Registration Statement or offering statement all or any part of such Registrable Securities such Investor requests to be registered to the extent permitted by the Notes Registration Rights Agreement, to the extent in effect, and the Existing Registration Rights Agreement. The Company shall have the right to terminate or withdraw any such Registration Statement before the effective date of such registration, whether or not any Investor has elected to include Registrable Securities in such registration.

(f) Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time such Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee or assignee (as the case may be) that becomes an Investor shall be allocated a pro rata portion of the then-remaining number of Registrable Securities included in such Registration Statement for such transferor or assignee (as the case may be). Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.

(g) Underwritten Offerings.

(i) In connection with any Underwritten Company Offering involving an underwriting of equity of the Company, the Company shall not be required to include any of the Registrable Securities pursuant to Section 2(e) in such underwriting unless such Investor accepts the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters determine will not adversely affect the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by equityholders to be included in such offering exceeds the number of securities to be

6

sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their good faith discretion determine will not jeopardize the success of the offering; provided, that any reduction shall treat Warrant Shares the same as underlying shares of Common Stock for allocation purposes.

(ii) If any offering pursuant to a Registration Statement filed on behalf of the Investors involves an underwritten offering and the managing underwriter of such offering advises the Company and the Investors in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such offering, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such underwritten offering and/or the number of shares of Common Stock proposed to be included in such offering would materially and adversely affect the price per share of the Common Stock proposed to be sold in such underwritten offering, the Company shall include in such Registration Statement (1) first, (x) the shares of Common Stock that the Investors propose to be included therein, including Warrant Shares as if they were outstanding at the time of the offering, and (y) the shares of Common Stock required to be included therein pursuant to the Note Registration Rights Agreement, to the extent in effect, with all such shares to be included on a pari passu basis and allocated pro rata among the holders thereof, (2) second, the shares of Common Stock proposed to be included therein to be sold for the account of the Company, and (3) third, the shares of Common Stock required to be included therein pursuant to Existing Registration Rights Agreement, provided, that, (A) no Investor shall be excluded entirely unless all other selling equityholders, are also excluded entirely and (B) any reduction shall treat Warrant Shares the same as underlying shares of Common Stock for allocation purposes. If the managing underwriter determines that less than all of the Registrable Securities proposed to be sold can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder or in such other proportions as shall be mutually agreed by all such holders.

3. Related Obligations.

The Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to all the Registrable Securities (but in no event later than the applicable Filing Deadline) and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). Subject to Allowable Grace Periods, the Company shall keep each Registration Statement effective (and the prospectus contained therein available for use) pursuant to Rule 415 for resales by the Investors on a delayed or continuous basis at then-prevailing market prices (and not fixed prices) at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities required to be covered by such Registration Statement

7

(disregarding any reduction pursuant to Section 2(d)) without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”).

(b) Subject to Section 3(o) of this Agreement, the Company shall use reasonable best efforts to prepare and file with the SEC such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep each such Registration Statement effective at all times during the Registration Period for such Registration Statement, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement; provided, however, by the second Business Day immediately following each Effective Date, the Company shall file with the SEC in accordance with Rule 424(b) under the 1933 Act the final prospectus to be used in connection with sales pursuant to the applicable Registration Statement (whether or not such a prospectus is technically required by such rule). In the case of amendments and supplements to any Registration Statement which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 3(b)) by reason of the Company filing a report on Form 8-K, Form 10-Q or Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall, if permitted under the applicable rules and regulations of the SEC, have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC within one (1) Business Day of the date the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c) The Company shall permit Legal Counsel to review and comment upon (i) each Registration Statement at least three (3) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to each Registration Statement (including, without limitation, the prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC. The Company shall promptly furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the Staff to the Company or its representatives relating to each Registration Statement; provided, that such correspondence shall not contain any material, non-public information regarding the Company or any of its Subsidiaries (as defined in the Transaction Agreement), (ii) after the same is prepared and filed with the SEC, one (1) copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of each Registration Statement, one (1) copy of the prospectus included in such Registration Statement and all amendments and supplements thereto; provided, that any such item which is available on the EDGAR system need not be furnished. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

8

(d) The Company shall promptly furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) after the same is prepared and filed with the SEC, at least one (1) copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules (other than those incorporated by reference), if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of each Registration Statement, one (1) copy of the prospectus included in such Registration Statement and all amendments and supplements thereto, and (iii) such other documents, including, without limitation, copies of any preliminary or final prospectus (other than those incorporated by reference), as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor (it being understood and agreed that such documents, or access thereto, may be provided electronically).

(e) The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States as any such Investor reasonably requests in writing, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take such other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f) The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, may include an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, that in no event shall such notice contain any material, non-public information regarding the Company or any of its Subsidiaries), and, subject to Section 3(o), promptly prepare a supplement or amendment to such Registration Statement and such prospectus contained therein to correct such untrue statement or omission and deliver one (1) copy of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request); provided, that any such item which is available on the EDGAR system need not be furnished. The Company shall also promptly notify

9

Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by e-mail on the same day of such effectiveness and by overnight mail), and when the Company receives written notice from the SEC that a Registration Statement or any post-effective amendment will be reviewed by the SEC, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate; and (iv) of the receipt of any request by the SEC or any other federal or state governmental authority for any additional information relating to the Registration Statement or any amendment or supplement thereto or any related prospectus. The Company shall respond as promptly as practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto (it being understood and agreed that the Company’s response to any such comments shall be delivered to the SEC no later than fifteen (15) Business Days after the receipt thereof).

(g) The Company shall (i) use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of each Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and (ii) notify Legal Counsel of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the 1933 Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, to the extent permitted and reasonably practicable, give prompt written notice to such Investor and allow such Investor, at such Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(i) Without limiting any obligation of the Company under the Transaction Agreement, the Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities covered by each Registration Statement on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(i).

10

(j) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent requested, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts (as the case may be) as the Investors may reasonably request from time to time and registered in such names as the Investors may request.

(k) If requested by an Investor, the Company shall as soon as practicable after receipt of notice from such Investor and subject to Section 3(o) hereof, (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or prospectus contained therein if reasonably requested by an Investor holding any Registrable Securities.

(l) The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(m) The Company shall use its reasonable best efforts to make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of each Registration Statement, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the 1933 Act or any successor rule thereto.

(n) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(o) Within one (1) Business Day after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

11

(p) Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 3(o)), if in the good faith opinion of the board of directors or the Chief Executive Officer of the Company it would not be in the best interest of the Company for a Registration Statement to either become effective or remain effective for as long as such Registration Statement would be required to remain effective, because such action would (A) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company or (B) require the disclosure of material, non-public information concerning the Company or any of its Subsidiaries, then the Company shall have the right to defer taking action with respect to such filing (a “Grace Period”); provided, that the Company shall promptly notify the Investors in writing of the (i) existence of material, non-public information giving rise to a Grace Period (provided, that in each such notice the Company shall not disclose the content of such material, non-public information to any of the Investors) and the date on which such Grace Period will begin and (ii) date on which such Grace Period ends; provided, further that no Grace Period shall exceed thirty (30) consecutive days and during any three hundred sixty five (365) day period all such Grace Periods shall not exceed an aggregate of ninety (90) days (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, such Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) above and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) above and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of each Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto (if applicable) unless such material, non-public information is no longer applicable.

(q) The Company shall take all other reasonable actions necessary to expedite and facilitate the disposition by each Investor of its Registrable Securities pursuant to each Registration Statement upon such Investor’s reasonable request.

4. Obligations of the Investors.

(a) At least five (5) Business Days prior to the first anticipated filing date of each Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor with respect to such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request within three (3) Business Days of such notice.

(b) Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

12

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary in this Section 4(c), the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which such Investor has not yet settled.

5. Expenses of Registration.

All Registration Expenses shall be paid by the Company.

6. Indemnification.

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor and each of its directors, officers, shareholders, members, managers, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls such Investor within the meaning of the 1933 Act or the 1934 Act and each of the directors, officers, shareholders, members, managers, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Indemnified Person”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, the “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (the “Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (the “Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively,

13

the “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto; and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of any of the Registrable Securities by any of the Investors pursuant to Section 9.

(b) In connection with any Registration Statement in which an Investor is participating, such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c) and the below provisos in this Section 6(b), such Investor will reimburse an Indemnified Party, promptly as such expenses are incurred and are due and payable, for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, that such Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the applicable sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of any of the Registrable Securities by any of the Investors pursuant to Section 9.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party (as the case may be) under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel

14

mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party (as the case may be); provided, however, an Indemnified Person or Indemnified Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Indemnified Person or Indemnified Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Indemnified Person or Indemnified Party (as the case may be) and the indemnifying party, and such Indemnified Person or such Indemnified Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Person or such Indemnified Party and the indemnifying party (in which case, if such Indemnified Person or such Indemnified Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party; provided, further, that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for Indemnified Persons or Indemnified Parties (as the case may be) that may be represented without conflict by one (1) separate legal counsel. The Indemnified Party or Indemnified Person (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person (as the case may be) which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person (as the case may be) with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party (as the case may be) under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when invoices are received or Indemnified Damages are incurred.

15

(e) The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to such Registration Statement. Notwithstanding the provisions of this Section 7, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that such Investor has otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

8. Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144, the Company agrees to use reasonable best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood and agreed that nothing herein shall limit any obligations of the Company under the Transaction Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC if such reports are not publicly available via EDGAR system, and (ii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

16

9. Assignment of Registration Rights.

All or any portion of the rights under this Agreement shall be automatically assignable by each Investor to any transferee or assignee (as the case may be) of all or any portion of such Investor’s Registrable Securities or the Warrant if: (i) such Investor agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (as the case may be); (ii) the Company is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (a) the name and address of such transferee or assignee (as the case may be), and (b) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the 1933 Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence such transferee or assignee (as the case may be) agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer or assignment (as the case may be) shall have been made in accordance with the applicable requirements of the Warrant; and (vi) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws.

10. Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder; provided, that any such amendment or waiver that complies with the foregoing, but that disproportionately, materially and adversely affects the rights and obligations of any Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company; provided, that no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of Registrable Securities or (2) imposes any obligation or liability on any Investor without such Investor’s prior written consent (which may be granted or withheld in such Investor’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

11. Miscellaneous.

(a) Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns, or is deemed to own, of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

17

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided, that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively. The mailing addresses and e-mail addresses for such communications shall be:

If the Company:

Quantum Corporation

10770 E. Briarwood Avenue

Centennial, CO 80112

Attention:  Tara Ilges

Email:

with a copy to (which shall not constitute notice):

Pillsbury Winthrop Shaw Pittman LLP

2550 Hanover Street

Palo Alto, California 94304

Attention:  James J. Masetti

      Julie Park

Email:    jim.masetti@pillsburylaw.com

      julie.park@pillsburylaw.com

and

Pillsbury Winthrop Shaw Pittman LLP

725 South Figueroa Street

36th Floor

Los Angeles, CA 90017

Attention:  Drew Simon-Rooke

E-mail:   drew.simonrooke@pillsburylaw.com

If to Holder:

Dialectic Technology SPV LLC

119 Rowayton Avenue

Rowayton, CT 06853

Attention:  John Fichthorn

E-mail:

18

If to Legal Counsel:

Allen Overy Shearman Sterling US LLP

1460 El Camino Real, 2nd Floor

Menlo Park, CA 94025

Attention:  Christopher M. Forrester

      Cody Wright

Email:    chris.forrester@aoshearman.com

      cody.wright@aoshearman.com

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. The Company and each Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by any other party hereto and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which any party may be entitled by law or equity.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

19

(e) If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f) This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein constitute the entire agreement among the parties hereto and thereto solely with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto solely with respect to the subject matter hereof and thereof; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Investor has entered into with the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Investor in the Company, (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries or any rights of or benefits to any Investor or any other Person in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Investor and all such agreements shall continue in full force and effect or (iii) limit any obligations of the Company under any of the other Transaction Documents.

(g) Subject to compliance with Section 9 (if applicable), this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective permitted successors and assigns and the Persons referred to in Sections 6 and 7 hereof.

(h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(i) This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an email which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

20

(j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m) The obligations of each Investor under this Agreement and the other Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement or any of the other the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among Investors.

[signature page follows]

21

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

QUANTUM CORPORATION

By:	/s/ Laura A. Nash
Name: Laura A. Nash
Title: Chief Accounting Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

HOLDER:

DIALECTIC TECHNOLOGY SPV LLC

By:	/s/ John Fichthorn
Name: John Fichthorn
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

Exhibit 10.1

Execution Version

TRANSACTION AGREEMENT

by and among

QUANTUM CORPORATION,

DIALECTIC TECHNOLOGY SPV LLC,

OC III LVS XXXIII LP

and

OC III LVS XL LP

Dated as of September 23, 2025

i

ii

Section 8.4	Applicable Laws; Jurisdiction; Specific Performance; Remedies	42
Section 8.5	Assignability	44
Section 8.6	No Third-Party Beneficiary	44
Section 8.7	Notices	44
Section 8.8	Severability	45
Section 8.9	Expenses	46
Section 8.10	Company Disclosure Letter	46
Section 8.11	Construction	46
Section 8.12	Non-Recourse	48

EXHIBITS

Exhibit A	Certain Definitions
Exhibit B	Form of Convertible Note
Exhibit C	Form of Convertible Notes Indenture
Exhibit D	Form of Notes Registration Rights Agreement

iii

TRANSACTION AGREEMENT

THIS TRANSACTION AGREEMENT is made and entered into as of September 23, 2025, by and among Quantum Corporation, a Delaware corporation (the “Company”), Dialectic Technology SPV LLC, a Delaware limited liability company (“Dialectic”), OC III LVS XXXIII LP, a Delaware limited partnership (“LVS XXXIII”), and OC III LVS XL LP, a Delaware limited partnership (“LVS XL” and together with LVS XXXIII, the “OC III Lenders”, and the OC III Lenders together with Dialectic, collectively the “Lenders” and each a “Lender”). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

WHEREAS, the Lenders are party to that certain Term Loan Credit and Security Agreement, dated as of August 5, 2021 (as amended, supplemented or otherwise modified through the date hereof (including by the Fifteenth Term Loan Amendment), and as the same may be further amended, modified, supplemented, renewed, restated or replaced from time to time, the “Term Loan Credit Agreement”), by and among the Company, as the borrower, the guarantors party thereto (the “Guarantors”), the Lenders, and Alter Domus (US) LLC, as disbursing agent and collateral agent (in such capacity, together with its successors and assigns, the “Agent”), pursuant to which the Lenders have made certain term loans to the Company (the “Term Loans”);

WHEREAS, on May 5, 2025, the Company, the Lenders, the Guarantors, and the Agent entered into the Thirteenth Amendment to the Term Loan Credit Agreement (the “Thirteenth Term Loan Amendment”), which, among other things, (a) permits the Company to retain $15 million of any Net Cash Proceeds of the Company’s standby equity purchase agreement, dated as of January 25, 2025 (the “ELOC”), between the Company and YA II PN, LTD, received on or after the date of the Thirteenth Term Loan Amendment that are in excess of the Invoiced Expense Amount (as defined in the Thirteenth Term Loan Amendment) (the “Retained Proceeds”) and (b) requires the Company to prepay the Term Loans with any Net Cash Proceeds of the ELOC received on or after the date of the Thirteenth Term Loan Amendment that are in excess of the Retained Proceeds (the “Excess Proceeds”);

WHEREAS, the Excess Proceeds as of the date of this Agreement total approximately $50 million (the “Signing Excess Proceeds”);

WHEREAS, the Lenders have agreed to permit the Company to apply $1.2 million of the Signing Excess Proceeds to the payment of an exit fee to PNC Bank, National Association (the “Revolving Lender”) in connection with the termination of the Company’s revolving credit facility (the “Revolving Credit Facility”) under that certain Amended and Restated Revolving Credit and Security Agreement, dated as of December 27, 2018 (as amended or otherwise modified prior to the date hereof, the “Revolving Credit Agreement”), by and among Quantum LTO Holdings, LLC and the Company, as borrowers, the guarantors party thereto, and the Revolving Lender, as lender and agent;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, the Lenders and the Agent are entering into a Fifteenth Amendment to the Term Loan Credit Agreement (the “Fifteenth Term Loan Amendment”), pursuant to which, among other things, (a) the Lenders are agreeing to permit the Company to (i) use approximately $2.5 million of the Signing Excess Proceeds to reimburse Dialectic for a portion of Dialectic’s outstanding and unpaid costs and expenses incurred in connection with the transactions contemplated hereby (the “Transactions”), (ii) use $2.5 million of the Signing Excess Proceeds to repay a portion of the accrued fees owned to the Company’s external legal and financial advisors, and (iii) retain the remainder of the Signing Excess Proceeds for its working capital needs and other general corporate purposes, (b) certain tranches of Term Loans held by the OC III Lenders existing under the Term Loan Credit Agreement immediately prior to the execution of the Fifteenth Term Loan Amendment are being converted into new and separate tranches of Term Loans under the Term Loan Credit Agreement (the Term Loans of the OC III Lenders under such new and separate tranches, the “New Term Loans”) pursuant to the terms and conditions set forth in the Fifteenth Term Loan Amendment (the “OC III Term Loan Conversion”) and (c) the Lenders are agreeing to make certain other amendments to the Term Loan Credit Agreement, pursuant to the terms and conditions set forth in the Fifteenth Term Loan Amendment;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Lenders and the Agent are entering into a Second Amended and Restated Intercreditor Agreement (the “Restated Intercreditor Agreement”);

WHEREAS, concurrently with the execution and delivery of this Agreement, as consideration for the amendments granted by Dialectic to the Company pursuant to the Fifteenth Term Loan Amendment, (a) the Company is issuing to Dialectic a warrant (the “Forbearance Warrant”) to purchase a number of shares of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”), equal to 19.9% of the outstanding shares of Company Common Stock as of the date of this Agreement (the “Forbearance Warrant Issuance”), and (b) the Company and Dialectic are entering into a registration rights agreement (the “Warrant Registration Rights Agreement”) pursuant to which, among other things, the Company will provide Dialectic with certain demand and piggyback registration rights with respect to the shares of Company Common Stock issuable upon any exercise of the Forbearance Warrant;

WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, at the Closing, among other things, (a) the Company will issue to Dialectic pursuant to Section 1.2(b), on a dollar-for-dollar basis, one or more senior secured convertible notes in the form attached hereto as Exhibit B (the “Convertible Notes”) in exchange for (on a cashless basis), and as Payment in Full of, the Term Loan Obligations and other amounts then outstanding and owing to Dialectic under the Dialectic Term Loans (including principal, any prepayment penalties and exit fees (which, for the avoidance of doubt, shall not include any MOIC Amount), but excluding any accrued and unpaid interest thereon) (the issuance by the Company of such Convertible Notes pursuant to Section 1.2(b), the “Debt Exchange”), which Convertible Notes shall be governed by an indenture in the form attached hereto as Exhibit C (the “Convertible Notes Indenture”), provided, that, for the avoidance of doubt, (i) upon consummation of the Debt Exchange, the Deferred Cash Interest Amount shall not be converted into the principal amount of Convertible Notes and instead shall be due and payable in accordance with the terms of the Convertible Notes Indenture, and (ii) any accrued and unpaid interest on the Dialectic Term Loans from and after January 1, 2026 shall be paid in accordance with Section 1.2(a) of this Agreement, and (b) the Company and Dialectic will enter into a registration rights agreement in the form attached hereto as Exhibit D (the “Notes Registration Rights Agreement”), pursuant to which, among other things, the Company will provide Dialectic (or any assignee of the Convertible Notes) with certain demand and piggyback registration rights with respect to the shares of Company Common Stock issuable upon any conversion of the Convertible Notes; and

2

WHEREAS, the board of directors of the Company (the “Company Board”) has (a) approved and declared advisable this Agreement, the other Transaction Documents, the Transactions, and the other transactions contemplated by the Transaction Documents, (b) determined that the terms of this Agreement, the other Transaction Documents, the Transactions, and the other transactions contemplated by the Transaction Documents are fair to, and in the best interests of, the Company and the Company’s stockholders, (c) directed that the Debt Exchange, the issuance of any Forbearance Warrant Excess Shares and, if applicable, any Additional Notes Issuance be submitted to a vote of the Company’s stockholders at the Company Stockholder Meeting and (d) resolved to recommend that the Company’s stockholders approve the Debt Exchange, the issuance of any Forbearance Warrant Excess Shares and, if applicable, any Additional Notes Issuance on the terms and subject to the conditions set forth herein (collectively, the matters referred to in this recital, the “Company Board Recommendation”).

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, and agreements in this Agreement, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

THE CLOSING

Section 1.1 Closing. The closing of the Transactions (the “Closing”) shall take place remotely by electronic exchange of executed documents at 10:00 a.m. Eastern Time on the date that is four (4) Business Days (or at such other time or on such other date as the Company and Dialectic may agree in writing, with prompt notice to the OC III Lenders) after the date on which all conditions set forth in Article V shall have been satisfied or, to the extent permitted by Law, waived (other than those conditions that by their nature are to be satisfied by actions to be taken at the Closing, but subject to the satisfaction or, to the extent permitted by Law, waiver thereof at or prior to the Closing). The date on which the Closing actually occurs is referred to herein as the “Closing Date.”

Section 1.2 Company Closing Deliverables. At the Closing, the Company shall deliver or cause to be delivered:

(a) to Dialectic, by wire transfer of immediately available funds to an account designated in writing by Dialectic at least two (2) Business Days prior to the Closing Date, an amount in cash equal to all accrued and unpaid interest from and after January 1, 2026 owing to Dialectic under the Dialectic Term Loans through (but excluding) the Closing Date (which, for the avoidance of doubt, shall not include the Deferred Cash Interest Amount, which instead shall be due and payable in accordance with the Convertible Notes Indenture);

3

(b) to Dialectic, one or more newly issued Convertible Notes in an aggregate amount equal to 100% of the outstanding principal amount of the Dialectic Term Loans held by Dialectic immediately prior to the Closing (including principal, any prepayment penalties and exit fees (which, for the avoidance of doubt, shall not include any MOIC Amount), but excluding any accrued and unpaid interest thereon), in exchange for (on a cashless basis), the sum of all Term Loan Obligations and other amounts outstanding and owing to Dialectic under the Dialectic Term Loans immediately prior to the Closing (including principal, any prepayment penalties and exit fees (which, for the avoidance of doubt, shall not include any MOIC Amount), but excluding any accrued and unpaid interest thereon); provided, that, for the avoidance of doubt, (i) upon consummation of the Debt Exchange, the Deferred Cash Interest Amount shall not be converted into the principal amount of Convertible Notes and instead shall be due and payable in accordance with the terms of the Convertible Notes Indenture, and (ii) any accrued and unpaid interest on the Dialectic Term Loans from and after January 1, 2026 shall be paid in accordance with Section 1.2(a) of this Agreement;

(c) if the Additional Notes Issuance Approval shall have been received, to Dialectic, one or more newly issued Convertible Notes to effect any Additional Notes Issuance that the Company and Dialectic agree, pursuant to Section 4.3(b), will be consummated at the Closing;

(d) to Dialectic, the Convertible Notes Indenture duly executed by the Company and U.S. Bank Trust Company, National Association, as trustee and collateral agent;

(e) to Dialectic, a counterpart of the Notes Registration Rights Agreement duly executed by the Company; and

(f) to each Person to which or to whom Unpaid Transaction Expenses are owed, the amount of such owed Unpaid Transaction Expenses by wire transfer of immediately available funds to the account or accounts designated in the Statement of Unpaid Transaction Expenses delivered by Dialectic to the Company pursuant to Section 1.4.

Section 1.3 Dialectic Closing Deliverables. At the Closing, Dialectic shall deliver or cause to be delivered:

(a) if the Additional Notes Issuance Approval shall have been received, to the Company, by wire transfer of immediately available funds to an account designated in writing by the Company at least two (2) Business Days prior to the Closing Date, the purchase price for any Convertible Notes issued pursuant to Section 1.2(c); and

(b) to the Company, a counterpart of the Notes Registration Rights Agreement duly executed by Dialectic.

Section 1.4 Statement of Unpaid Transaction Expenses. At least two (2) Business Days prior to the Closing, Dialectic shall deliver to the Company a statement setting forth all Unpaid Transaction Expenses, together with invoices with respect to such Unpaid Transaction Expenses, identifying each Person that is to be paid such Unpaid Transaction Expenses, the total amount payable to each such Person and wire transfer instructions for each such Person (collectively, the “Statement of Unpaid Transaction Expenses”).

4

Section 1.5 Debt Exchange. The parties agree that the issuance of the Convertible Notes to Dialectic in the Debt Exchange pursuant to Section 1.2(b) shall be deemed to be an exchange (on a cashless basis) of 100% of the outstanding Dialectic Term Loans held by Dialectic immediately prior to the Closing, for such Convertible Notes, and shall constitute a Payment in Full of such Dialectic Term Loans (including principal, any prepayment penalties and exit fees, and any accrued and unpaid interest thereon through (but excluding) the Closing Date), in each case, for all purposes hereunder and under the Term Loan Credit Agreement and the Other Documents (as defined therein), on and as of the Closing Date.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each Lender as follows (it being understood that each representation and warranty in this Article II is subject to (a) the exceptions and disclosures set forth in the Company Disclosure Letter (subject to Section 8.10) and (b) the disclosures set forth in the Company SEC Documents filed or furnished on or after April 1, 2022 and prior to the date of this Agreement, other than any cautionary or forward-looking information in the “Risk Factors” or “Forward-Looking Statements” sections of such Company SEC Documents):

Section 2.1 Due Organization; Subsidiaries.

(a) The Company is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Delaware (“Delaware Law”) and has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted and (ii) own and use its assets in the manner in which its assets are currently owned and used, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b) The Company is qualified or licensed to do business as a foreign Entity, and is in good standing (to the extent a concept of “good standing” is recognized), in each jurisdiction where the nature of its business requires such qualification or licensing, except where the failure to be so qualified, licensed, or in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(c) Each Subsidiary of the Company is a corporation or other business Entity duly incorporated or organized (as applicable), validly existing, and in good standing (to the extent a concept of “good standing” is recognized) under the laws of its jurisdiction of incorporation or organization and has full corporate or other organizational power and authority required to own, lease, or operate, as appropriate, the assets and properties that it purports to own, lease, and operate and to carry on its business as now conducted, and is qualified to do business in each jurisdiction where such qualification is necessary, except, in each case, where any failure thereof would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse

5

Effect. All outstanding shares of capital stock or voting securities of, or other equity interests in, each Subsidiary of the Company, which are held, directly or indirectly, by the Company, have been duly authorized, validly issued, fully paid, nonassessable, and are owned by the Company, by another wholly owned Subsidiary of the Company, or by the Company and another wholly owned Subsidiary of the Company, free and clear of all Encumbrances other than restrictions imposed by applicable securities laws or the organizational documents of any such Subsidiary or any Permitted Encumbrances.

(d) Neither the Company nor any of its Subsidiaries is in violation of any provision of its organizational documents, except for violations that would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect or reasonably be expected to prevent or materially impair the ability of the Company to consummate the Transactions by the End Date.

Section 2.2 Capitalization

(a) The authorized capital stock of the Company consists of (i) 225,000,000 shares of Company Common Stock, of which 13,319,249 shares of Company Common Stock are issued and outstanding as of the close of business on September 5, 2025 (the “Reference Date”); and (ii) 20,000 shares of Company Preferred Stock, none of which have been issued or are outstanding as of the date of this Agreement. As of the close of business on the Reference Date, 0 shares of Company Common Stock were held in treasury. All outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and were created in accordance with applicable Law, the Company’s certificate of incorporation and bylaws and any agreement to which it is a party. The shares of Company Common Stock have been issued in compliance in all material respects with all applicable federal securities laws and all applicable foreign and state securities or “blue sky” laws.

(b) As of the Reference Date, except as set forth in any of the organizational documents of the Company or in the Company SEC Documents: (i) no outstanding share of Company Common Stock is entitled or subject to any preemptive right, right of repurchase or forfeiture, right of participation, right of maintenance, or any similar right; (ii) no outstanding Company Share is subject to any right of first refusal in favor of the Company; (iii) no outstanding bond, debenture, note, or other Indebtedness of the Company has a right to vote on any matter on which the Company stockholders have a right to vote; and (iv) no Company Contract restricts any Person from purchasing, selling, pledging, or otherwise disposing of (or from granting any option or similar right with respect to), any Company Share. As of the Reference Date, the Company is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem, or otherwise acquire any outstanding Company Share.

(c) As of the close of business on the Reference Date, (i) 168,094 shares of Company Common Stock are subject to issuance upon settlement of outstanding Company RSU Awards; (ii) 53,957 shares of Company Common Stock (assuming target level of performance) or 107,914 shares of Company Common Stock (assuming maximum level of performance) are subject to issuance upon settlement of outstanding Company PSU Awards; and (iii) 0 shares of Company Common Stock are subject to issuance upon the exercise of outstanding Company Options. Each Company Option, each Company RSU Award and each Company PSU Award was

6

issued in compliance in all material respects with applicable Law. Other than as set forth in this Section 2.2(c), as of the close of business on the Reference Date, there is no issued, reserved for issuance, outstanding or authorized stock option, restricted stock unit award, restricted stock award, stock appreciation, phantom stock, profit participation, or similar right, or compensatory equity or equity-linked award with respect to the Company or any Subsidiary of the Company to which the Company or any Subsidiary of the Company is a party or by which the Company or any Subsidiary of the Company is bound.

(d) Section 2.2(d) of the Company Disclosure Letter lists all outstanding warrants to acquire shares of Company Common Stock (the “Company Warrants”). All of the Company Warrants: (i) have been duly authorized and validly issued and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions; (ii) have been offered, sold and issued in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in the Company’s organizational documents; and (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the Company’s organizational documents or any Contract to which the Company is a party or otherwise bound.

(e) Except as set forth in this Section 2.2, as of the close of business on the Reference Date, there is no: (i) outstanding share of capital stock or other equity interest in the Company; (ii) outstanding subscription, option, call, warrant, right (whether or not currently exercisable) or agreement to acquire any share of capital stock or other equity interest, restricted stock unit, stock-based performance unit, or any other right that is linked to, or the value of which is based on or derived from the value of any share of capital stock or other securities of the Company, in each case, issued by the Company or to which the Company is bound, except as set forth in the organizational documents of the Company; (iii) outstanding security, instrument, bond, debenture, note, or obligation that is or may become convertible into or exchangeable for any share of the capital stock or other securities of the Company; or (iv) Contract under which the Company is or may become obligated to sell or otherwise issue any share of its capital stock or any other security.

Section 2.3 Authority; Binding Nature of Agreement. The Company has the necessary corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the Transactions, subject only to the Debt Exchange Approval, the Forbearance Warrant Excess Issuance Approval and, if applicable, the Additional Notes Issuance Approval. Except for obtaining the Debt Exchange Approval in connection with the consummation of the Debt Exchange, the Additional Notes Issuance Approval, if applicable, in connection with the consummation of any Additional Notes Issuance, and the Forbearance Warrant Excess Issuance Approval in connection with the issuance of any Forbearance Warrant Excess Shares, no other corporate action on the part of the Company is necessary to authorize the execution, delivery or performance by the Company of this Agreement or the consummation by the Company of any of the Transactions. The Company Board, at a meeting duly called and held on or prior to the date of this Agreement, has (i) determined that this Agreement and the Transactions, including the Debt Exchange, the issuance of any Forbearance Warrant Excess Shares and, if applicable, the Additional Notes Issuance, on the terms and subject to the conditions set forth herein, are advisable and in the best interests of the Company and its stockholders, (ii) approved and declared advisable

7

this Agreement and the Transactions, (iii) authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein and (iv) made the Company Board Recommendation, which authorizations, approvals and recommendations have not been amended or modified as of the date of this Agreement. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the other Parties, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions and except as would not reasonably be expected to prevent or materially impair the ability of the Company to consummate the Transactions by the End Date.

Section 2.4 Non-Contravention; Consents.

(a) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company and the consummation by the Company of the Transactions will not, (i) conflict with or violate (A) the certificate of incorporation or bylaws of the Company, or (B) any similar organizational documents of any Subsidiary of the Company, except, in the case of clause (B), where such conflict or violation, individually or in the aggregate, would not reasonably be expected to (1) be material to the Company and its Subsidiaries, taken as a whole, or (2) prevent or materially impair the ability of the Company to consummate the Transactions by the End Date; (ii) assuming that all consents, approvals, and other authorizations described in Section 2.4(b) have been obtained, that all filings and other actions described in Section 2.4(b) have been made or taken, and the Debt Exchange Approval, the Forbearance Warrant Excess Issuance Approval and, if applicable, the Additional Notes Issuance Approval, have been obtained, conflict with or violate any Law applicable to the Company or any Subsidiary of the Company or by which any property or asset of the Company or any Subsidiary of the Company is bound; or (iii) result in any breach or violation of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) by the Company or any Subsidiary of the Company under, or give to others any right of termination, amendment, acceleration, or cancellation of, or result in the loss of any benefit under, or the creation of any Encumbrance (other than Permitted Encumbrances) on the properties or assets of the Company pursuant to, any Company Material Contract, except, with respect to each of the foregoing clauses (ii) and (iii), for any such conflict, violation, breach, default, or other occurrence that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or reasonably be expected to prevent or materially impair the ability of the Company to consummate the Transactions.

(b) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company and the consummation by the Company of the Transactions will not, require any consent, approval, authorization, or permit of, filing or registration with, notification or report to, or expiration of waiting periods from, any Governmental Body except for (i) applicable requirements, if any, of the Exchange Act; (ii) the filing with the SEC of the Proxy Statement; (iii) any filing required under the rules and regulations of Nasdaq; and (iv) any other consent, approval, order, authorization, authority, transfer, waiver, disclaimer, registration, declaration, or filing, which, in each case, if not obtained or made, would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or reasonably be expected to prevent or materially impair the ability of the Company to consummate the Transactions.

8

Section 2.5 Vote Required. The (a) approval of the Debt Exchange by an affirmative vote of a majority of the votes cast by the Company’s stockholders present in person or represented by proxy and entitled to vote thereon at the Company Stockholder Meeting (such approval, the “Debt Exchange Approval”), (b) approval of any Additional Notes Issuance by an affirmative vote of a majority of the votes cast by the Company’s stockholders present in person or represented by proxy and entitled to vote thereon at the Company Stockholder Meeting (such approval, the “Additional Notes Issuance Approval”), and (c) approval, by an affirmative vote of a majority of the votes cast by the Company’s stockholders present in person or represented by proxy and entitled to vote thereon at the Company Stockholder Meeting, of the issuance of any shares of Company Common Stock upon exercise of the Forbearance Warrant (and any New Warrants (as defined in the Forbearance Warrant)) in excess of the Exchange Cap (as defined in the Forbearance Warrant) pursuant to the terms of the Forbearance Warrant (such approval, the “Forbearance Warrant Excess Issuance Approval”, and any such shares in excess of the Exchange Cap, the “Forbearance Warrant Excess Shares”), are the only votes or approvals of the holders of any class or series of the Company’s capital stock, or any holder of any other security of the Company, required in connection with the approval of the consummation of the Debt Exchange, any Additional Notes Issuance, and the issuance of any Forbearance Warrant Excess Shares pursuant to the Forbearance Warrant, respectively, and will be sufficient to approve the Debt Exchange, any Additional Notes Issuance, and the issuance of any Forbearance Warrant Excess Shares pursuant to the Forbearance Warrant, respectively, in accordance with the Delaware General Corporation Law (“DGCL”), the rules and regulations of the Nasdaq and the Company’s organizational documents. No other vote or approval of the holders of the Company Common Stock or any holder of any other security of the Company is required in connection with the consummation of the Transactions.

Section 2.6 Financial Statements; Internal Controls; Nasdaq.

(a) Since April 1, 2022, the Company has filed or furnished on a timely basis all reports, schedules, forms, statements, and other documents (including exhibits and all other information incorporated therein, amendments and supplements thereto) required to be filed or furnished by the Company with or to the SEC (the “Company SEC Documents”). As of their filing or furnished date (or (x) if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing, or (y) in the case of a registration statement, on the effective date of such filing), the Company SEC Documents complied as to form in all material respects with the requirements of the Securities Act, the Exchange Act, or the Sarbanes-Oxley Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder and applicable to such Company SEC Documents or the Company and, except to the extent that information in such Company SEC Document has been revised, amended, modified, or superseded (prior to the date of this Agreement) by a later-filed or furnished Company SEC Document, none of the Company SEC Documents as of such filing or furnished dates contained (or with respect to Company SEC Documents filed or furnished after the date of this Agreement, will contain) any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, in each case, that no

9

representation is made as to the accuracy of any financial projection or forward-looking statement or the completeness of any information filed or furnished by the Company with or to the SEC solely for the purposes of complying with Regulation FD promulgated under the Exchange Act. No Subsidiary of the Company is required to file or furnish any report, statement, schedule, form, registration statement, information statement, certification, or other document with, or make any other filing with, or furnish any other material to, the SEC.

(b) The consolidated financial statements (including related notes and schedules) contained or incorporated by reference in the Company SEC Documents as of their filing or furnished date with the SEC (or (x) if amended or superseded by a filing prior to the date of this Agreement, the date of such amended or superseding filing, with respect to the consolidated financial statements that are amended or restated therein, or (y) in the case of a registration statement, on the effective date of such filing, with respect to the consolidated financial statements that are included therein): (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or as permitted by Regulation S-X, or, in the case of unaudited financial statements, as permitted by Form 10-Q, Form 8-K, or any successor form under the Exchange Act); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries for the periods covered thereby (subject, in the case of the unaudited financial statements, to normal and recurring year-end adjustments that are not, individually or in the aggregate, reasonably expected to be material to the business of the Company and its Subsidiaries, taken as a whole).

(c) The Company maintains a system of internal controls over financial reporting (within the meaning of Rules 13a-15(f) and 15d-15(f) promulgated under the Exchange Act) that comply with the requirements of the Exchange Act in all material respects and has been designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and executed only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the assets of the Company that could have a material effect on the Company’s consolidated financial statements. Since April 1, 2022, none of the Company, the Company Board, its audit committee, the Company’s executive officers, or, to the Knowledge of the Company, the Company’s independent registered accounting firm, has identified or been made aware of any: (A) significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by the Company; (B) illegal act or fraud, whether or not material, that involves the management of the Company who have a significant role in the Company’s internal controls over financial reporting; or (C) claim or allegation regarding any of the foregoing.

10

(d) The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 promulgated under the Exchange Act that are reasonably designed to ensure that all information required to be disclosed in the Company’s reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC and that all such information required to be disclosed is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to enable each of the principal executive officer of the Company and the principal financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports.

(e) As of the date of this Agreement, there is no outstanding or unresolved comment in any comment letter received by the Company or its representatives from the SEC with respect to Company SEC Documents. To the Knowledge of the Company, none of the Company SEC Documents are the subject of ongoing SEC review and there is no material inquiry or investigation by the SEC of which it has been notified, or any material internal investigation pending or threatened in writing, in each case, regarding any accounting practice of the Company.

(f) The issued and outstanding shares of Company Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “QMCO.” There is no suit, action, proceeding or investigation pending or, to the Knowledge of the Company, threatened against the Company by Nasdaq or the SEC with respect to any intention by such entity to deregister the shares of Company Common Stock or prohibit or terminate the listing of the shares of Company Common Stock on Nasdaq. The Company Common Stock constitutes the only outstanding class of securities of the Company registered under the Exchange Act.

Section 2.7 Absence of Changes.

(a) From (and including) April 1, 2025 through the date of this Agreement, there has not occurred any Company Material Adverse Effect.

(b) Except as contemplated by this Agreement, from (and including) April 1, 2025 through the date of this Agreement, the Company and its Subsidiaries have operated their respective businesses in all material respects in the ordinary course of business (except for discussions, negotiations and transactions related to this Agreement and the Transactions or other potential strategic transactions).

Section 2.8 Title to Assets. The Company and each Subsidiary of the Company has good and valid title to all material assets (excluding, to the extent relevant, any Intellectual Property Rights, which are covered under Section 2.10) owned by it as of the date of this Agreement, or valid leasehold interests in or valid right to use all other material assets of the Company and its Subsidiaries, and including all material assets reflected on the Company’s consolidated balance sheet as of March 31, 2025 in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025 (the “Company Balance Sheet”), subject to Permitted Encumbrances, except (i) for assets sold or otherwise disposed of in the ordinary course of business since April 1, 2025; or (ii) where such failure would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

11

Section 2.9 Real Property.

(a) The Company or one of its Subsidiaries is the sole owner of each parcel of real property owned by the Company or one of its Subsidiaries (the “Company Owned Real Property”). The Company or one of its Subsidiaries has good and valid title to the Company Owned Real Property, and the Company Owned Real Property is free and clear of any Encumbrance, except for Permitted Encumbrances.

(b) The Company or one of its Subsidiaries holds a valid and existing leasehold interest in the real property that is leased, subleased, licensed, used, or otherwise occupied by the Company or such Subsidiary, as applicable, from another Person (the “Company Leased Real Property”), free and clear of all Encumbrances other than Permitted Encumbrances. As of the date of this Agreement, neither the Company nor any Subsidiary of the Company has received any written notice regarding any violation, breach or default under any Company Lease for Company Leased Real Property that has not since been cured, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(c) No casualty event has occurred with respect to any Company Owned Real Property or, to the Knowledge of the Company, any Company Leased Real Property that has not been remedied, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, no condemnation event is pending or, to the Knowledge of the Company, threatened in writing, with respect to any Company Owned Real Property or, to the Knowledge of the Company, Company Leased Real Property.

Section 2.10 Intellectual Property.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

(i) All Company IP is subsisting, valid, enforceable, and in full force and effect.

(ii) No Legal Proceeding which challenges the validity, inventorship, ownership, scope or enforceability of any Company IP is pending or threatened in writing.

(iii) The Company or one of its Subsidiaries exclusively owns (in each case, free and clear of all Encumbrances other than Permitted Encumbrances) all the Company Owned IP and otherwise has the right to use, pursuant to a valid Contract or other right, all other Intellectual Property Rights used or held for use in the conduct of the business as presently conducted by the Company and its Subsidiaries, and such ownership and rights shall remain unchanged immediately after consummation of the Transactions. Each current and former employee, consultant and contractor who has created or developed any Intellectual Property Rights for or on behalf of the Company or any of its Subsidiaries has validly, pursuant to a written agreement, assigned to the Company or its relevant Subsidiary all of their right, title and interest in any such Intellectual Property Rights, to the extent such Intellectual Property Rights do not initially vest in the Company or its Subsidiaries by operation of law.

12

(iv) To the Knowledge of the Company, the operation of the business of the Company and its Subsidiaries as currently conducted is not infringing, misappropriating or otherwise violating, and as conducted since April 1, 2018 has not infringed, misappropriated or otherwise violated, any Intellectual Property Rights of any Person. To the Knowledge of the Company, no Person is infringing, misappropriating or otherwise violating any Company IP. There is currently no, and there has not been any, Legal Proceeding pending (or threatened in writing) against the Company or any of its Subsidiaries alleging that the operation of the business of the Company or any of its Subsidiaries is infringing, misappropriating or otherwise violating any Intellectual Property Right of any Person.

(v) The Company and its Subsidiaries have taken all commercially reasonable measures to protect and maintain each item of Company IP, including the confidentiality of the Trade Secrets included in the Company IP. To the Knowledge of the Company, no confidential Company IP has been disclosed by the Company or any of its Subsidiaries other than in the reasonable business judgment of the Company to no longer maintain such Company IP as confidential, or to the Knowledge of the Company by any other Person, to any Person, in either case, except pursuant to valid and appropriate non-disclosure agreements (unless such Person is otherwise bound by appropriate confidentiality obligations) and has not otherwise been misused or the subject of unauthorized access.

(vi) None of the Company or its Subsidiaries, and to the Knowledge of the Company, none of its licensors of Company IP, is party to any pending or outstanding Order that adversely restricts the use of any Company IP.

(vii) The Company IT Assets are owned by the Company or one of its Subsidiaries, as applicable, free and clear of any Encumbrances (other than Permitted Encumbrances) or licensed or otherwise made available to the Company or any of its Subsidiaries, as applicable, pursuant to a valid and enforceable written agreement. The Company IT Assets are adequate for, and operate and perform satisfactorily and as required in connection with, the operation of the businesses of the Company and each of its Subsidiaries, and have not failed or malfunctioned in the past three (3) years. To the Knowledge of the Company, no Company IT Assets contain any Malicious Code. The Company and its Subsidiaries have implemented commercially reasonable security, disaster recovery and backup plans and procedures for the Company IT Assets and have taken commercially reasonable steps to (A) protect against loss, destruction and unauthorized access, disclosure or use of the Company IT Assets and (B) detect for and prevent the introduction of any Malicious Code into such Company IT Assets. To the Knowledge of the Company, there has not been any incident of unauthorized access, disclosure or use or other security breach of the Company IT Assets. None of the Software owned by the Company or any of its Subsidiaries that is licensed, distributed or made available to any third party incorporates, is linked to or is derived from any Copyleft Software. Neither the Company nor its Subsidiaries (x) has disclosed or granted to any Person the current or contingent right to access, possess or use any source code for Software owned by the Company or any of its Subsidiaries, or (y) is currently a party to any source code escrow Contract requiring the deposit of source code of any such Software or providing for access by any Person to same.

13

Section 2.11 Data Privacy; Artificial Intelligence and Security.

(a) Each of the Company and its Subsidiaries is and has been in compliance with all Data Protection Requirements and the AI Act, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. In particular, the Company and its Subsidiaries have (i) had the legal bases (including providing adequate notice and obtaining all necessary consents from end users, as applicable) required for the Processing of Personal Data as conducted by or for the Company and its Subsidiaries and (ii) abided by any notices, consents, authorizations, and privacy choices (including opt-in and opt-out preferences, as required), of end users relating to Personal Data (such obligations along with those contained in Company Privacy Policies). The Company and its Subsidiaries have documented the mechanisms and measures used to ensure and monitor compliance with each of their data protection obligations.

(b) The Company and its Subsidiaries have at all times had all rights, and all permissions, consents, licenses or authorizations required under Data Protection Requirements to use, Process, retain, produce copies, prepare derivative works, disclose, combine with other data, and grant third parties rights, as applicable, to each of the Company-Licensed Data and Personal Data as necessary for the operation of the business of the Company and its Subsidiaries. Each of the Company and its Subsidiaries is, and has been, in compliance with all Contracts pursuant to which the Company and its Subsidiaries Processes or have Processed Company-Licensed Data, and the consummation of the Agreement will not conflict with, or result in any violation or breach of, or default under, any such Contract. To the Company’s and its Subsidiaries’ Knowledge, any third party who has provided Personal Data to the Company and its Subsidiaries has done so in compliance with Data Protection Requirements.

(c) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole:

(i) None of the Company and its Subsidiaries has transferred or permitted the transfer of Personal Data originating in the United Kingdom (the “U.K.”) or European Economic Area (the “EEA”) outside the U.K. or the EEA, respectively (or from any other jurisdiction with restrictions on the transfer of Personal Data), except where such transfers have complied with the requirements of Data Protection Requirements.

(ii) There are no unsatisfied written requests from individuals or other third parties to any of the Company or its Subsidiaries seeking to exercise any data protection or privacy rights (such as rights to access, rectify, or delete Personal Data, to restrict or object to processing of Personal Data, or relating to data portability).

(d) To the Knowledge of the Company, all notifications and registrations made by the Company and its Subsidiaries in connection with the Company’s and its Subsidiaries’ Processing of Personal Data are valid, accurate, complete and fully paid up, and the consummation of the Agreement will not invalidate any such notification or registration or require any such notification or registration to be amended. No other registrations or notifications are required in connection with the Processing of Personal Data by the Company and its Subsidiaries, except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

14

(e) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, where the Company or its Subsidiaries use a data processor to Process Personal Data, the data processor has provided warranties or covenants in relation to Processing of Personal Data, confidentiality, security measures, breach notification requirements, and compliance with those obligations that are sufficient for the Company’s and its Subsidiaries’ compliance with Data Protection Requirements, and there is in existence a written Contract between the Company and its Subsidiaries and each such data processor that complies with the requirements of all Data Protection Requirements. To the Company and its Subsidiaries’ Knowledge, such data processors have not breached any such Contracts pertaining to Personal Data Processed by such Persons on behalf of the Company and its Subsidiaries.

(f) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries have implemented, maintained and monitored a governance program and appropriate technical, physical and organizational controls, policies, procedures, safeguards, plans, measures and security systems and technologies with respect to the Processing of Company Data (including any automated data processing), and development, deployment, provision, operation, putting into service and use of AI Technology by or for the Company and its Subsidiaries that: (i) is consistent with (A) the risks represented by the Processing of such data by the Company and its Subsidiaries and their data processors, (B) is appropriate for the Company’s and its Subsidiaries’ use of AI Technology, and (C) complies with applicable Laws, guidelines and codes of practice, Data Protection Requirements and AI Industry Standards; (ii) includes commercially reasonable policies, notices, consents, procedures, processes, regulatory reporting and measures with respect to security, risk identification and remediation, elimination of bias, access control, change control, data integrity, model documentation, process verification, model inventory, version control, validation and outcome analysis; (iii) promotes transparency of the Company’s and its Subsidiaries’ use of AI Technology; (iv) identifies and mitigates bias in Training Data or in the algorithmic models used by any of the Company and its Subsidiaries, including implicit racial, gender or ideological bias; and (v) provides for management oversight and approval of employees’ use of AI Technology. Each of the Company and its Subsidiaries maintains access control protocols and capabilities that meet or exceed AI Industry Standards and secure access to the Company’s and its Subsidiaries’ AI Technology and AI Inputs, and there has been no unauthorized access to the AI Technology, AI Inputs or IT Assets used by the Company and its Subsidiaries in connection with AI Technologies or AI Inputs.

(g) To the Knowledge of the Company, no Specified Data Breach or violation of any data security policy in relation to Company Data has occurred or is threatened in writing, and there has been no actual or threatened (in writing) unauthorized or illegal Processing of, or accidental or unlawful destruction, loss, alteration, unauthorized disclosure, acquisition, transmission or transfer of, or access to any Company Data. To the Knowledge of the Company, no circumstance has arisen in which: (i) Data Protection Requirements would require the Company or its Subsidiaries to notify a Governmental Body or regulatory authority of a Specified Data Breach, security breach, incident or cyberattack; or (ii) applicable guidance or codes of practice

15

promulgated under Data Protection Requirements would recommend the Company or any of its Subsidiaries to notify a Governmental Body of a Specified Data Breach, security breach, incident or cyberattack. Neither the Company or its Subsidiaries nor any Person acting on the Company’s or its Subsidiaries’ behalf or direction has: (A) paid any perpetrator of, or party making a threat regarding, any security breach, incident or cyberattack; or (B) paid any third party with actual or alleged information about a security breach, incident or cyberattack, pursuant to a request for payment from or on behalf of such perpetrator or other third Person.

(h) None of the Company or its Subsidiaries: (i) has received, and, to the Company’s and its Subsidiaries’ Knowledge, there is no circumstance (including any circumstance arising as a result of an audit or inspection carried out by any Governmental Body or regulatory authority), that would reasonably be expected to result in the receipt of, any written notice, inquiry, request or other communication from any individual, Governmental Body or other third party alleging non-compliance with Data Protection Requirements or the AI Act; or (ii) has been involved in any Legal Proceedings involving a breach or alleged breach of Data Protection Requirements.

(i) Each of the Company and its Subsidiaries and, to the Company’s and its Subsidiaries’ Knowledge, each of its data processors, has taken adequate steps to train and educate employees on relevant aspects of Data Protection Requirements and the AI Act and to ensure that all employees with access to such Personal Data are under written obligations of confidentiality with respect to such Personal Data.

(j) The Processing of Personal Data in the execution, delivery and performance of this Agreement and the consummation of the Transactions (including the disclosure to and use by the Lenders of such Personal Data) will not cause, constitute or result in a breach or violation of any Data Protection Requirements.

(k) None of the Company or its Subsidiaries have: (i) developed, or procured the development of, any AI Technology; or (ii) used any AI Technology: (A) that has been Trained or otherwise developed using any Personal Data; (B) that automatically ingests and learns from: (1) any AI Input inputted into the AI Technology by any personnel, officers, directors, consultants, agents or contractors of the Company or its Subsidiaries; or (2) any AI Output generated by the AI Technology; (C) to generate software; (D) to generate any AI Output that is commercially significant to the business of the Company and its Subsidiaries; (E) to provide legal or financial or other advice or support to customers, including through the use of chatbots; (F) for recruitment or other human resource activities; (G) to make automated decisions about individuals; (H) that is, or is reasonably likely to be considered, high risk pursuant to Article 6 of the AI Act; or (I) for a purpose or in a manner that is prohibited under applicable AI Laws. To the Knowledge of the Company, no employee of the Company or its Subsidiaries has used any AI Technology in the course of their employment duties that the Company or its Subsidiaries (as applicable) has not expressly authorized.

(l) Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries have: (i) obtained all licenses, consents and permissions, provided all notices and disclosures, and otherwise have all rights, in each case as required under applicable Law, to collect

16

and use (as applicable) all Training Data, AI Technology, AI Inputs and AI Outputs as used in the conduct of the business as currently conducted and contemplated to be conducted; and (ii) complied with all use restrictions and other requirements of any license, consent, permission or other Contract and any website terms of use, terms of service, or other terms governing the Company’s and its Subsidiaries’ use of such Training Data, AI Technology, AI Inputs and AI Outputs. None of the Company or its Subsidiaries has: (A) used any AI Technology in a manner that affects the ownership, validity, enforceability, registrability or patentability of any of the Company’s or its Subsidiaries’ Intellectual Property or any content or other output created by such AI Technology that the Company or its Subsidiaries intended to own or would have owned if such output were created without the use of such AI Technology, or the ownership by the Company or its Subsidiaries of any of their respective products and services; (B) included any confidential or proprietary information (including source code) as any AI Inputs into any AI Technology owned by any Person other than the Company or its Subsidiaries; or (C) used any AI in a manner that does not comply with applicable Law, guidelines or codes of practice, the Data Protection Requirements, the AI Industry Standards or the applicable license or other Contract terms.

Section 2.12 Company Contracts. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (i) as of the date of this Agreement, neither the Company (or its applicable Subsidiary) nor, to the Knowledge of the Company, any other party is in breach of or default under any Company Contract that is material to the business of the Company and its Subsidiaries, taken as a whole (each, a “Company Material Contract”) and neither the Company (or its applicable Subsidiary) nor, to the Knowledge of the Company, any other party has taken or failed to take any action, and no event has occurred, that with or without notice, lapse of time, or both would constitute a breach of or default under any Company Material Contract; (ii) as of the date hereof each Company Material Contract is, with respect to the Company (or its applicable Subsidiary) and, to the Knowledge of the Company, as of the date hereof, each other party thereto, a valid agreement, binding, and in full force and effect; (iii) to the Knowledge of the Company, as of the date hereof, each Company Material Contract is enforceable by the Company (or its applicable Subsidiary) in accordance with its terms, subject to the Enforceability Exceptions; and (iv) since April 1, 2023, (x) the Company has not received any written notice regarding any violation or breach or default under any Company Material Contract that has not since been cured and (y) no counterparty to any Company Material Contract has canceled or otherwise terminated, or, to the Knowledge of the Company, threatened in writing to cancel or otherwise to terminate, cancel, or materially modify any Company Material Contract.

Section 2.13 Liabilities. As of the date of this Agreement, neither the Company nor any Subsidiary of the Company has any liability of the type required to be disclosed as a liability on a consolidated balance sheet prepared in accordance with GAAP, except for: (a) liabilities disclosed on the Company Balance Sheet; (b) liabilities or obligations incurred pursuant to the terms of this Agreement; (c) liabilities incurred in the ordinary course of business since April 1, 2025; (d) liabilities for performance of obligations under Company Contracts entered into in the ordinary course of business, consistent with past practice (other than as a result of the breach or acceleration thereof); and (e) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

17

Section 2.14 Compliance with Laws. The Company and each Subsidiary of the Company has been, since April 1, 2022, in compliance with all applicable Laws, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, since April 1, 2022, neither the Company nor any Subsidiary of the Company has been given written notice of, or been charged with, any violation of any Law, except, in each case, for any such violation that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no investigation or review by any Governmental Body with respect to the Company or any Subsidiary of the Company is pending or, as of the date of this Agreement, threatened in writing, except for such investigations or reviews the outcome of which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 2.15 Certain Business Practices. Since April 1, 2021, neither the Company, nor any Subsidiary of the Company, nor any of their respective Affiliates, directors, officers, or, to the Knowledge of the Company, employees or agents, has violated any applicable Trade Laws, Anti-Corruption Laws, or Anti-Money Laundering Laws. Since April 19, 2019, neither the Company nor any Subsidiary of the Company, nor any of their respective Affiliates, directors, officers, or, to the Knowledge of the Company, employees or agents, has: (a) violated any applicable Sanctions; (b) been a Sanctioned Person; or (c) engaged in any transactions or dealings (i) with or for the benefit of any Sanctioned Persons or in any Sanctioned Country, but only to the extent such violation would reasonably be expected to result in a material violation of Trade Laws, or (ii) that would reasonably be expected to result in the Company or any Subsidiary or Affiliate of the Company becoming a Sanctioned Person. The Company and its Subsidiaries have established and maintain policies and procedures reasonably designed to promote and achieve compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions, and Trade Laws. Neither the Company nor any of its Subsidiaries is involved in any pending or, to the Knowledge of the Company or any of its Subsidiaries, threatened Legal Proceedings concerning or relating to Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions, or Trade Laws.

Section 2.16 Governmental Authorizations. The Company and its Subsidiaries hold all Governmental Authorizations necessary to enable the Company and its Subsidiaries to conduct their respective businesses in the manner in which their businesses are currently being conducted, except where the failure to hold such Governmental Authorizations would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The material Governmental Authorizations held by the Company and its Subsidiaries are valid and in full force and effect, except where the invalidity or failure of such Governmental Authorizations would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company and its Subsidiaries are each in compliance with the terms and requirements of such Governmental Authorizations, to the extent applicable to them, except where failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 2.17 Tax Matters.

(a) The Company and its Subsidiaries have timely (i) filed (taking into account any extension of time to file granted or obtained) all income and other material Tax Returns with the appropriate Taxing Authority required to be filed by them, and such Tax Returns are true, correct and complete in all material respects; (ii) paid all material amounts of Taxes required to be

18

paid by them except to the extent that such Taxes are being contested in good faith in appropriate proceedings and for which the Company or the appropriate Subsidiary has set aside adequate reserves in accordance with GAAP; and (iii) collected, in all material respects, all amounts on account of sales or transfer Taxes, including goods and services, harmonized sales, value added and federal, provincial, state or territorial sales Taxes, required by applicable Laws to be collected by them and have timely remitted to the appropriate Taxing Authority all such collected Taxes required by applicable Laws to be remitted by them. All material amounts of Taxes required to have been withheld by the Company and its Subsidiaries with respect to amounts paid or owing to any employee, independent contractor, creditor or other party have been timely withheld and remitted to the applicable Taxing Authority.

(b) There are no pending audits, actions, examinations, investigations, suits or other proceedings by a Taxing Authority in respect of any material Tax or material Tax Return of the Company or any of its Subsidiaries, and no such audits, actions, examinations, investigations, suits or other proceedings have been proposed or threatened in writing. No deficiency for any material amount of Tax has been proposed, asserted, assessed or threatened by any Taxing Authority in writing against the Company or any of its Subsidiaries, which deficiency has not been satisfied by payment, settled or been withdrawn.

(c) Neither the Company nor any of its Subsidiaries (i) has any liability for the Taxes of another person pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. law) by reason of being a member of an affiliated, consolidated, combined or unitary group (other than a group that solely includes the Company and/or any of its Subsidiaries); (ii) has been a member of an affiliated, consolidated, combined or unitary group (other than a group that solely includes the Company and/or any of its Subsidiaries); or (iii) has any liability for the Taxes of another person under, by any reason of being a party to, any Tax sharing or Tax indemnification agreement or other similar agreement (other than customary Tax indemnification provisions in commercial agreements or arrangements, in each case not primarily relating to Taxes, or any agreement solely between or among the Company and its Subsidiaries).

(d) Neither the Company nor any of its Subsidiaries was a “distributing corporation” or “controlled corporation” in a transaction intended to qualify under Section 355 of the Code within the past two (2) years.

(e) Neither the Company nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4.

(f) There are no material Encumbrances for Taxes on the property or assets of the Company or any of its Subsidiaries, except for Permitted Encumbrances.

(g) No private letter rulings, technical advice memoranda, closing agreements, or rulings have been entered into or issued by any Taxing Authority with respect to the Company or any of its Subsidiaries that are binding on such Entity in respect of any taxable year for which the statute of limitations has not yet expired. There is no currently effective agreement (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business) or other document with respect to the Company or any of its Subsidiaries extending the period of assessment or collection of any material Taxes.

19

(h) No written claim has been made by any Taxing Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or any of its Subsidiaries is subject to taxation by that jurisdiction.

Section 2.18 Employee Matters; Employee Plans.

(a) Neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in conjunction with any other event) will require the consent of, or advance notification to or consultation with, any works councils, unions or similar labor organizations with respect to employees of the Company or any of its Subsidiaries. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (A) since January 1, 2022, there has not been any unfair labor practice charge, labor arbitration, grievance, strike, slowdown, work stoppage, lockout, job action, picketing, labor dispute, union organizing activity, or any threat thereof, or any similar activity or dispute, affecting the Company, any Subsidiary of the Company or any of their respective employees; and (B) there is not now pending or, to the Knowledge of the Company, threatened in writing any unfair labor practice charge, labor arbitration, grievance, strike, slowdown, work stoppage, lockout, job action, picketing, labor dispute, union organizing activity, or any similar activity or dispute.

(b) There is no (and, since January 1, 2022, has been no) Legal Proceeding ongoing, pending or, to the Knowledge of the Company, threatened in writing, arising out of or relating to the employment or engagement of any Company Associate by the Company or any Subsidiary of the Company or any labor or employment practice of the Company or any Subsidiary of the Company, including arising out of or relating to any Company Employee Plan, other than any Legal Proceeding that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company and each Subsidiary of the Company as applicable, has at all times since January 1, 2022 complied with the WARN Act.

(c) The Company and each Subsidiary of the Company is in compliance and, since January 1, 2022, has complied with all applicable Laws related to labor or employment (which for the avoidance of doubt includes all Contracts for labor or employment, including all Collective Bargaining Agreements by which the Company or any Subsidiary of the Company is bound), including all Laws regarding any term or condition of employment, employment practices, pensions obligations, hiring, payment of wages and hours of work, collective bargaining, worker classification (including the proper classification of workers as independent contractors and of employees as exempt or non-exempt), background checks, leaves of absence, plant closing and mass layoff notification, privacy rights, labor disputes, workplace safety, retaliation, immigration, accommodations, harassment and discrimination matters, and termination of employment, except any lack of compliance that would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.

20

(d) None of the Company, any Subsidiary of the Company or any of their respective ERISA Affiliates sponsors, maintains, contributes to, is required to contribute to, or otherwise has liability, whether actual or contingent, with respect to (i) a plan subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code, including any “single employer” defined benefit plan or any “multiemployer plan,” each within the meaning of Section 4001 of ERISA, (ii) a “multiple employer plan” within the meaning of Section 413(c) of the Code, (iii) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA, or (iv) any U.K. defined benefit pension arrangement.

(e) As to each of the Company Employee Plans that is intended to be qualified under Section 401(a) of the Code, to the Knowledge of the Company, there are no facts or circumstances that would be reasonably likely to adversely affect the qualified status for any such Company Employee Plan, and except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each of the Company Employee Plans is now, and has since January 1, 2022, been established, funded and operated in compliance with its terms and all applicable Laws, including but not limited to ERISA and the Code.

(f) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, with respect to each Company Employee Plan that is subject to Laws of a jurisdiction outside of the United States or provides compensation or benefits to or for the benefit of any Company Associates that primarily reside outside of the United States: (i) if such Company Employee Plan is intended to qualify for special tax treatment, such Company Employee Plan meets (and at all times has met) all the requirements for such treatment, and no facts or circumstances exist that could adversely affect such qualified treatment; and (ii) each such Company Employee Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities.

(g) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Company Employee Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been operated and maintained in material operational and documentary compliance with Section 409A of the Code and all IRS guidance promulgated thereunder, to the extent such section and such guidance have been applicable to such Company Employee Plan; and (ii) no amounts paid or payable by the Company or any Subsidiary of the Company to or for the benefit of any Company Associate have been or are reasonably expected to be subject to any Tax or penalty imposed under Section 457A of the Code. There is no agreement, plan, Contract or other arrangement to which the Company or any Subsidiary of the Company is a party or by which the Company or any Subsidiary of the Company is otherwise bound to compensate any Company Associate in respect of Taxes pursuant to Sections 409A or 4999 of the Code.

(h) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Legal Proceeding (other than routine claims for benefits in the ordinary course) is (or, since January 1, 2022, has been) ongoing, pending, or, to the Knowledge of the Company, threatened in writing against or in respect of any Company Employee Plan, the assets of any of the trusts under any Company Employee Plan or the plan sponsor, administrator, trustee or any fiduciary of any Company Employee Plan with respect to the operation thereof.

21

(i) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries is or has ever been an “employer” nor (except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect) is, or has in the last six years been, an “associate of” or “connected with” an “employer” (as those terms in quotation marks are used in the U.K. Pensions Act 2004) of any U.K. defined benefit pension arrangement.

(j) Since January 1, 2022, (i) to the Knowledge of the Company, no material allegations of sexual harassment or sexual misconduct have been made by any current or former employee of the Company or any Subsidiary of the Company against any current or former executive or officer of the Company or any Subsidiary of the Company; (ii) neither the Company nor any Subsidiary of the Company has entered into any settlement agreements related to allegations of sexual harassment or sexual misconduct by an executive or officer of the Company or any Subsidiary of the Company; and (iii) the Company and the Company Subsidiaries have promptly, thoroughly, and impartially investigated all material allegations of sexual harassment or sexual misconduct of which they are or were aware and have taken corrective actions with respect to such allegations that are reasonably calculated to prevent further harassment and misconduct with respect to each allegation with potential merit. To the Company’s Knowledge, no allegation of sexual harassment or sexual misconduct has been made since January 1, 2022, by any current or former employee of the Company or any Subsidiary of the Company against any current or former executive or officer of the Company or any Subsidiary of the Company that would reasonably be expected to result in any material loss to the Company and its Subsidiaries, taken as a whole, and, to the Company’s Knowledge, no such allegations have been made, that if known to the public, would reasonably be expected to bring the Company or any of its Subsidiaries into material disrepute.

Section 2.19 Environmental Matters. Except for those matters that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (i) the Company and each of the Subsidiaries of the Company is, and since January 1, 2021, has been, in compliance with all applicable Environmental Laws, which compliance includes obtaining, maintaining or complying with all Governmental Authorizations required under Environmental Laws for the operation of their respective businesses; (ii) as of the date of this Agreement, there is no Legal Proceeding or Order arising under any Environmental Law that is pending or, to the Knowledge of the Company, threatened in writing against the Company or any Subsidiary of the Company; (iii) there is and has been no Hazardous Material present or Released on, at, under, or from any property or facility, including the Company Owned Real Property and the Company Leased Real Property, in a manner and concentration that would reasonably be expected to result in any claim against or liability of the Company or any Subsidiary of the Company under any Environmental Law; and (iv) neither the Company nor any Subsidiary of the Company has assumed, undertaken, or otherwise become subject to any known liability of another Person arising under Environmental Laws other than any indemnity in Company Material Contracts or other licenses, leases, or sub-leases for real property.

Section 2.20 Insurance. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its Subsidiaries maintain or are otherwise covered by insurance in such amounts and against such risks as is sufficient to comply with applicable Law and Contracts to which the Company or any Subsidiary of the Company is a party or is bound; and (ii) as of the date of this Agreement, all insurance policies with respect to the business and assets of the Company and its Subsidiaries are in full force and effect (except for any expiration thereof in accordance with their terms), all premiums due thereon have been paid in full, no written notice of cancellation or modification has been received, and there is no existing default or event that, with the giving of notice or lapse of time or both, would constitute a default by any insured thereunder.

22

Section 2.21 Legal Proceedings; Orders.

(a) As of the date of this Agreement, there is no Legal Proceeding pending or, to the Knowledge of the Company, threatened in writing, against the Company or any Subsidiary of the Company, or any property or asset of the Company or any Subsidiary of the Company, other than any Legal Proceeding that would not, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, or to prevent or materially impair the ability of the Company to consummate any of the Transactions by the End Date.

(b) As of the date of this Agreement, there is no Order to which the Company or any Subsidiary of the Company is subject that would, individually or in the aggregate, reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

Section 2.22 Financial Advisor. No broker, finder, investment banker, financial advisor, or other Person is entitled to any brokerage, finder’s, or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of the Company or any Subsidiary of the Company.

Section 2.23 Related Party Transactions. As of the date of this Agreement, other than any Company Employee Plan, neither the Company nor any of its Subsidiaries is party to any transaction or arrangement or series of related transactions or arrangements between the Company or a Subsidiary of the Company, on the one hand, and any (i) present or former executive officer (as such term is defined in the Exchange Act) or director of the Company or any of its Subsidiaries; (ii) beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of 5% or more of any class of the equity securities of the Company or any of its Subsidiaries whose status as a 5% holder is known to the Company as of the date of this Agreement; or (iii) Affiliate, “associate” or member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing Persons described in clauses (i) or (ii) (but only, with respect to the Persons in clause (ii), to the Knowledge of the Company), on the other hand, in each case as would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act (each of the foregoing, a “Company Related Party Transaction”).

Section 2.24 Information Supplied. None of the information supplied or to be supplied in writing by or on behalf of the Company or any Subsidiary of the Company expressly for inclusion in the Proxy Statement to be filed by the Company with the SEC will, on the date the Proxy Statement is first mailed to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading. Notwithstanding the foregoing sentence, no representation or warranty is made by the Company with respect to any information or statement made or incorporated by reference in the Proxy Statement that was not supplied by or on behalf of the Company or any Subsidiary of the Company for use in the Proxy Statement or such other document incorporated therein by reference.

23

Section 2.25 No Other Representation.

(a) Except for the express written representations and warranties made by the Company in this Article II (as modified by the Company Disclosure Letter) or in any of the Fifteenth Term Loan Amendment, the Forbearance Warrant or the Warrant Registration Rights Agreement (collectively, the “Representation Documents”), the Company makes no express or implied representation or warranty of any kind whatsoever, at Law or in equity, with respect to the Company or any Company Affiliate or their respective businesses, operations, assets, liabilities, or condition (financial or otherwise) or with respect to any other information (including projections, estimates, forecasts or budgets) provided, or made available, to any Lender or its Representatives or Affiliates in connection with the Transactions, including the accuracy or completeness thereof, notwithstanding the delivery or disclosure to any such Lender or any of its Representatives or Affiliates of any documentation, forecasts or other information with respect to any one or more of the foregoing. Without limiting the foregoing, neither the Company nor any other Person will have or be subject to any liability or other obligation to any Lender or its Representatives or Affiliates or any other Person resulting from such Lender’s or its Representatives’ or Affiliates’ use of any information, documents, projections, forecasts or other material made available to such Lender or its Representatives or Affiliates, including any information made available in the electronic data room maintained by the Company for purposes of the Transactions, teaser, marketing material, confidential information memorandum, management presentations, functional “break-out” discussions, responses to questions submitted on behalf of such Lender or its Representatives or Affiliates or in any other form in connection with the Transactions, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article II (as modified by the Company Disclosure Letter) or in any Representation Document.

(b) Notwithstanding anything to the contrary in this Agreement, the Company hereby acknowledges and agrees (on its own behalf and on behalf of the Company Parties) that: (i) except for the representations and warranties of the Lenders expressly set forth in Article III and the representations and warranties of the Lenders expressly set forth in any Representation Document, (x) none of the Lender Parties makes, or has made, any representation or warranty and (y) none of the Company Parties is relying on, or has relied on, any representation or warranty made, or information provided, by or on behalf of any Lender Party, regarding any Lender Party or their respective businesses, this Agreement, the Transactions or any other related matter; and (ii) the Company is a sophisticated party and has made its own independent investigation, review, and analysis regarding the Lenders and the Transactions, which investigation, review, and analysis were conducted by the Company together with expert advisors, including legal counsel, that they have engaged for such purpose.

24

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE LENDERS

Each Lender hereby represents and warrants to the Company and the other Lenders as follows:

Section 3.1 Due Organization.

(a) Such Lender is duly organized, validly existing and in good standing pursuant to Delaware Law and has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted and (ii) own and use its assets in the manner in which its assets are currently owned and used, except in each case as would not, individually or in the aggregate, reasonably be expected to have a Lender Material Adverse Effect.

(b) Such Lender is not in violation of its organizational documents, except as would not, individually or in the aggregate, reasonably be expected to have a Lender Material Adverse Effect.

Section 3.2 Authority; Binding Nature of Agreement. Such Lender has the necessary power and authority to enter into and to perform its obligations under this Agreement and to consummate the Transactions. The governing body of such Lender has, on or prior to the date of this Agreement (i) approved and declared advisable this Agreement and the Transactions and (ii) determined that the terms of this Agreement and the Transactions are fair to, and in the best interests of, Lender and its equityholders. No other action on the part of such Lender is necessary to authorize the execution, delivery and performance by such Lender of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein. This Agreement has been duly executed and delivered by such Lender and, assuming due execution and delivery by the Company and the other Lenders, constitutes the valid and binding agreement of such Lender, enforceable against such Lender in accordance with its terms, subject to the Enforceability Exceptions.

Section 3.3 Non-Contravention; Consents.

(a) The execution and delivery of this Agreement by such Lender does not, and the performance of this Agreement by such Lender and the consummation of the Transactions by such Lender will not, (i) conflict with or violate the organizational documents of such Lender; (ii) conflict with or violate any Law applicable to such Lender or by which any property or asset of such Lender is bound; or (iii) result in any breach or violation of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) by such Lender under, or give to others any right of termination, amendment, acceleration, or cancellation of, or result in the loss of any benefit under, or the creation of any Encumbrance (other than Permitted Encumbrances) on the properties or assets of such Lender pursuant to, any material contract of such Lender, except, with respect to each of the foregoing clauses (ii) and (iii), for any such conflict, violation, breach, default, or other occurrence that would not, individually or in the aggregate, reasonably be expected to have a Lender Material Adverse Effect.

25

(b) The execution and delivery of this Agreement by such Lender does not, and the performance of this Agreement by such Lender and the consummation of the Transactions by such Lender will not, require any consent, approval, order, authorization, waiver or permit of, filing or registration with, notification or report to, or expiration of waiting periods from, any Governmental Body except for (i) applicable requirements, if any, of the Exchange Act and (ii) any consent, approval, order, authorization, waiver, permit, filing, registration, notification, report or expiration which, in each case, if not obtained or made would not have a Lender Material Adverse Effect.

Section 3.4 No Lender Vote or Approval Required. No vote or consent of the holders of any equity or voting interest in such Lender is necessary to approve this Agreement or the Transactions.

Section 3.5 CFIUS Foreign Person. Such Lender is not a foreign person, as defined in 31 C.F.R. § 800.224. The Transactions will not result in control (as defined in 31 C.F.R. § 800.208) of the Company and its Subsidiaries by any foreign person (as defined in 31 C.F.R. § 800.224) or will constitute a direct or indirect investment in the Company or its Subsidiaries by any foreign person that affords such foreign person with any of the access, rights, or involvement contemplated under 31 C.F.R. § 800.211(b).

Section 3.6 No Foreign Person. Such Lender is not a “foreign person” as defined in Section 721 of the Defense Production Act of 1950 or a “foreign interest” as defined in 32 C.F.R. § 117.3(b). No foreign government, agency of a foreign government, or representative of a foreign government; no business enterprise or other entity organized, chartered or incorporated under the laws of any country other than the United States or its territories; nor any person who is not a citizen or national of the United States (each a “Foreign Interest”) (a) individually or in the aggregate with other Foreign Interests, owns or has a beneficial ownership or voting interest of five percent (5%) or more of such Lender, and if such Lender does not issue stock, indirectly or directly, subscribed for five percent (5%) or more of such Lender’s total capital commitment, or (b) has the power, direct or indirect, whether or not exercised, and whether or not exercisable through the ownership of such Lender, by contractual arrangements or other means, to direct or decide matters affecting the management or operations of such Lender, directly or indirectly through subsidiaries or Affiliates, do not own five percent (5%) or more of any Foreign Interest. Such Lender acknowledges the restrictions that affiliation with or significant influence by a Foreign Interest may put on the prospects of the Company, and shall fully comply with the Law with respect to mitigation of any such affiliation or influence of such Foreign Interest.

Section 3.7 Financial Advisor. No broker, finder, investment banker, financial advisor, or other Person is entitled to any brokerage, finder’s, or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of such Lender.

Section 3.8 Information Supplied. None of the information supplied or to be supplied in writing by or on behalf of such Lender expressly for inclusion in the Proxy Statement to be filed by the Company with the SEC will, on the date the Proxy Statement is first mailed to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading. Notwithstanding the foregoing sentence, no representation or warranty is made by such Lender with respect to any information or statement made or incorporated by reference in the Proxy Statement that was not supplied by or on behalf of such Lender for use in the Proxy Statement or any document incorporated therein by reference.

26

Section 3.9 Legal Proceedings; Orders.

(a) Neither such Lender nor any of its Affiliates is in default or violation of any applicable Law, except for any such defaults or violations that, individually or in the aggregate, has had or would reasonably be expected to have a Lender Material Adverse Effect.

(b) As of the date of this Agreement, there is no Legal Proceeding pending or, to the knowledge of such Lender, threatened in writing against such Lender or any of its Affiliates, that, individually or in the aggregate, has had or would reasonably be expected to have a Lender Material Adverse Effect or that challenges the validity or propriety of the Transactions, nor is there any judgment of any Governmental Authority outstanding against, or, to the knowledge of such Lender, investigation by any Governmental Authority involving such Lender or any of its Affiliates or any of the Transactions that, individually or in the aggregate, has had or would reasonably be expected to have a Lender Material Adverse Effect.

(c) Such Lender is not a Sanctioned Person.

Section 3.10 No Other Representation; Non-Reliance.

(a) Except for the express written representations and warranties made by such Lender in this Article III or in any Representation Document, such Lender makes no express or implied representation or warranty of any kind whatsoever, at Law or in equity, with respect to such Lender or any Affiliate of such Lender or their respective businesses, operations, assets, liabilities or condition (financial or otherwise) or with respect to any other information (including projections, estimates, forecasts or budgets) provided, or made available, to the Company or its Representatives or Affiliates in connection with the Transactions, including the accuracy or completeness thereof, notwithstanding the delivery or disclosure to the Company or any of its Representatives or Affiliates of any documentation, forecasts or other information with respect to any one or more of the foregoing.

(b) Notwithstanding anything to the contrary in this Agreement, such Lender hereby acknowledges and agrees (on its own behalf and on behalf of its Lender Parties) that: (i) except for the representations and warranties of the Company expressly set forth in Article II or in any Representation Document, (x) none of the Company Parties makes, or has made, any representation or warranty of any kind whatsoever, whether express or implied or at Law or in equity, including any implied representation or warranty as to the accuracy or completeness of any information regarding the Company and its Subsidiaries furnished or made available to such Lender or any of its Representatives and that all other representations and warranties of any kind or nature whether express, implied or statutory are specifically disclaimed by the Company and (y) none of the such Lender Parties is relying on, or has relied on, any representation or warranty made, or information provided, by or on behalf of any Company Party, in each case, regarding any Company Party, its or their business, this Agreement, the Transactions, or any other related matter;

27

and (ii) such Lender is a sophisticated party and has made its own independent investigation, review, and analysis regarding the Company, its Subsidiaries and the Transactions, which investigation, review, and analysis were conducted by such Lender together with expert advisors, including legal counsel, that it has engaged for such purpose. For the avoidance of doubt, nothing in this paragraph is intended to limit or modify any representations and warranties made in any definitive agreement relating to a prior transaction between the Company or any of its Affiliates, on the one hand, and any of the OC III Lenders or any of their respective Affiliates, on the other hand.

ARTICLE IV

CERTAIN COVENANTS OF THE PARTIES

Section 4.1 Preparation of Proxy Statement; Company Stockholder Meeting.

(a) The Company shall use its reasonable best efforts to (i) promptly (but not later than twenty (20) Business Days after the date of this Agreement) prepare and file with the SEC a preliminary Proxy Statement relating to the Company Stockholder Meeting (the “Proxy Statement”); (ii) file the definitive Proxy Statement with the SEC on the date that is the earlier of (x) five (5) Business Days after the SEC declines to review the preliminary Proxy Statement or confirms that it has no further comments on the preliminary Proxy Statement, or (y) ten (10) calendar days after the filing of the preliminary Proxy Statement if the applicable waiting period has passed without receiving any communication from the SEC, as applicable; and (iii) mail the definitive Proxy Statement to the Company’s stockholders promptly after it is filed with the SEC. Each Lender shall promptly furnish to the Company all non-privileged information concerning such Lender that is required by applicable Law to be included in the Proxy Statement so as to enable the Company to file the Proxy Statement. Each of the Company and the Lenders shall promptly correct any information provided by it or any of its Representatives for use in the Proxy Statement if and to the extent that such information is discovered by the Company or such Lender, as applicable, to be or to have become false or misleading in any material respect. The Company shall, as promptly as practicable after the receipt thereof, provide the Lenders with copies of any written comments and advise the Lenders of any oral comments with respect to the Proxy Statement received by the Company from the SEC, including any request from the SEC for amendments or supplements thereto, and shall provide the Lenders with copies of all other material or substantive correspondence between it and its Representatives, on the one hand, and the SEC, on the other hand. Notwithstanding the foregoing, prior to filing the preliminary Proxy Statement, the definitive Proxy Statement, or any amendment or supplement thereto with the SEC or responding to any comments of the SEC with respect thereto, the Company shall provide the Lenders and their respective counsel a reasonable opportunity to review such document (in the case of the preliminary Proxy Statement, the Company shall provide a substantially complete draft of such document to the Lenders no later than seven (7) calendar days prior to the filing of the preliminary Proxy Statement) or response (including the proposed final version of such document or response) and consider in good faith the comments of the Lenders in connection with any such document or response. None of the Company or its Representatives shall agree to participate in any material or substantive meeting or conference (including by telephone) with the SEC, or any member of the staff thereof, in respect of the Proxy Statement unless it consults with Dialectic in advance and, to the extent permitted by the SEC and practicable, allows Dialectic to participate.

28

(b) Each of the Company and the Lenders agrees, as to itself and its Affiliates, that none of the information supplied or to be supplied by it or its Affiliates for inclusion or incorporation by reference in the Proxy Statement or any amendment or supplement thereto will, at the date of mailing to stockholders and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Securities Act and the rules and regulations thereunder.

(c) If at any time prior to the Company Stockholder Meeting, any information relating to the Company or any Lender, or any of their respective Affiliates, officers or directors, should be discovered by the Company or such Lender that should be set forth in an amendment or supplement to the Proxy Statement, so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Parties in writing and an appropriate amendment or supplement describing such information shall promptly be prepared and filed with the SEC and, to the extent required under applicable Law, disseminated to the stockholders of the Company.

(d) Each of the Company and the Lenders shall, upon request, furnish to the other Parties all information concerning itself, its Affiliates, directors, officers and (to the extent reasonably available to the applicable Party) equityholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of the Company, any Lender or any of their respective Affiliates, to the SEC or Nasdaq in connection with the Proxy Statement.

(e) The Company shall (A) as soon as reasonably practicable following the filing of the definitive Proxy Statement with the SEC, duly call and give notice of, and commence mailing of the Proxy Statement to the holders of Company Common Stock as of the record date established for, a meeting of holders of the Company Shares to consider and vote upon the approval of the Debt Exchange, issuance of any Forbearance Warrant Excess Shares and, if applicable, any Additional Notes Issuance (the “Company Stockholder Meeting”), and (B) as soon as reasonably practicable (but in any event within forty-five (45) days) following the filing of the definitive Proxy Statement with the SEC, convene and hold the Company Stockholder Meeting; provided that the Company may adjourn or postpone the Company Stockholder Meeting to a later date to the extent the Company, after consultation with Dialectic and its Representatives, believes in good faith that such adjournment or postponement is reasonably necessary (w) to ensure that any required supplement or amendment to the Proxy Statement is provided to the holders of Company Shares within a reasonable amount of time in advance of the Company Stockholder Meeting, (x) to allow reasonable additional time to solicit additional proxies necessary to obtain the Debt Exchange Approval, the Forbearance Warrant Excess Issuance Approval and/or, if applicable, the Additional Notes Issuance Approval, (y) to ensure that there are sufficient shares of Company Common Stock represented (either in person or by proxy) and voting to constitute a quorum necessary to conduct the business of the Company Stockholder Meeting or (z) otherwise where required to comply with applicable Law.

29

Section 4.2 Further Assurances. Each Party shall, and shall cause its Affiliates to, use their respective reasonable best efforts to take, or cause to be taken, all actions, to file, or cause to be filed, all documents, and to do, or cause to be done, and to reasonably assist and cooperate with the other Parties in doing, all things necessary, proper, or advisable to consummate and make effective the Transactions as soon as reasonably practicable (and in any event no later than the End Date), and refrain from taking any action that would reasonably be expected to impede, interfere with, prevent or materially delay the consummation of the Transactions.

Section 4.3 Additional Liquidity; Use of Proceeds.

(a) Following the date of this Agreement, the Company shall use commercially reasonable efforts to raise additional Net Cash Proceeds from the ELOC (i) to pay the Parties’ costs and expenses of the Transactions, (ii) to repay amounts outstanding and owing to the OC III Lenders under the Term Loans and (iii) for the working capital needs and other general corporate purposes of the Company (the purposes set forth in the foregoing clauses (i) through (iii), the “Specified Purposes”).

(b) In the event that the Company uses commercially reasonable efforts to, but is unable to, raise Net Cash Proceeds from the ELOC that are sufficient for the Specified Purposes, upon the Company’s written request, Dialectic shall use commercially reasonable efforts to make additional funds available to the Company for the Specified Purposes by either (i) prior to the Closing, increasing the aggregate principal amount of the Term Loans made by Dialectic to the Company, or (ii) at or following the Closing, purchasing additional Convertible Notes from the Company (in excess of the Convertible Notes to be issued to Dialectic in the Debt Exchange pursuant to Section 1.2(b)) (the issuance by the Company of any such additional Convertible Notes pursuant to this clause (ii), an “Additional Notes Issuance”, and any such additional funds provided to the Company pursuant to the foregoing clause (i) or this clause (ii), “Additional Liquidity”). Except as expressly provided in this Agreement, neither Dialectic nor any of its Affiliates shall be entitled to, and the Company shall not be obligated to pay to Dialectic or any of its Affiliates, any commitment fee, origination fee, syndication fee, amendment fee, break-up fee, or other similar remuneration in connection with, or as a condition to, the provision of such Additional Liquidity.

(c) The Company shall use (x) the Excess New ELOC Proceeds (as such term is defined in the Term Loan Credit Agreement), and (y) the Net Cash Proceeds of any Additional Liquidity as follows: (i) first, in accordance with Section 2.3(c) of the Term Loan Credit Agreement, (ii) then, to pay, or otherwise reimburse Dialectic and its Affiliates for, any Unpaid Transaction Expenses, and (iii) then, to repay any expenses of the Company and its Subsidiaries incurred in connection with the Transactions. Any such Net Cash Proceeds or Additional Liquidity in excess of the amounts required to satisfy the obligations in the previous sentence may be retained by the Company for its working capital needs and other general corporate purposes (including, in the discretion of the Company, for repayment of amounts outstanding and owing to the OC III Lenders under the Term Loans).

30

Section 4.4 Non-Solicitation; Company Board Recommendation.

(a) From and after the date of this Agreement until the earliest to occur of (i) the Closing and (ii) the termination of this Agreement in accordance with Article VI, the Company shall, and shall cause its Subsidiaries to, and shall direct its and their respective Affiliates and Representatives to (A) immediately terminate (or cause to be terminated) any discussions or negotiations with any third party with respect to an Alternative Transaction Proposal; and (B) promptly (and in any case within forty-eight (48) hours after the execution and delivery of this Agreement) terminate (or cause to be terminated) such Person’s and its Affiliates’ and Representatives’ access to any data room or other depository of information maintained by or on behalf of such Party and its Subsidiaries for purposes of facilitating an Alternative Transaction Proposal. Additionally, until the earliest to occur of (i) the Closing and (ii) the termination of this Agreement in accordance with Article VI, the Company shall not, shall cause its Subsidiaries not to, and shall direct its and their respective Affiliates and Representatives not to, directly or indirectly, (A) solicit, initiate, or knowingly facilitate, or knowingly encourage (including by way of furnishing non-public information), or otherwise propose or knowingly induce the making, submission, or announcement of, any proposal or offer that constitutes, or would reasonably be expected to constitute or lead to, an Alternative Transaction Proposal; (B) engage in, continue, or otherwise participate in any discussion or negotiation regarding, or furnish to any other Person (other than Lenders and their Affiliates and any of their respective Representatives), any non-public information and data relating to the Company or any of its Subsidiaries or afford to any Person (other than Lenders and their Affiliates and any of their respective Representatives) access to the business, properties, assets, books, records or other information, or to any personnel, of the Company or any of its Subsidiaries, in each case, in connection with, or for the purpose of knowingly encouraging or knowingly facilitating, an Alternative Transaction Proposal or any inquiries or the making of any proposal that would reasonably be expected to lead to an Alternative Transaction Proposal; (C) approve, adopt, endorse or recommend an Alternative Transaction Proposal or any offer or proposal that would reasonably be expected to lead to an Alternative Transaction Proposal; (D) terminate, amend, release, modify or knowingly fail to enforce any provision (including any standstill or similar provision) of, or grant any permission, waiver or request under, any confidentiality, standstill or similar agreement, in each case, in furtherance of an Alternative Transaction Proposal; (E) grant any waiver, amendment or release under any Takeover Laws; (F) authorize or enter into any letter of intent, agreement, agreement in principle, or other Contract (other than an Acceptable Confidentiality Agreement) relating to an Alternative Transaction Proposal (an “Alternative Agreement”); or (G) resolve or agree to do any of the foregoing. Notwithstanding the foregoing, (x) the Company shall be permitted to grant a waiver of or terminate any “standstill” or similar obligation of any Person or grant a waiver of Takeover Laws with respect to the Company or any of its Subsidiaries if the Company Board has determined in good faith (after consultation with its legal counsel and financial advisor) that the failure to take such action would reasonably be expected to be inconsistent with the Company Board’s fiduciary duties under applicable Law and (y) the Parties agree that it is not a breach of this Agreement for the Company, its Subsidiaries, or the Company’s or its Subsidiaries’ respective Representatives to reply to an unsolicited Alternative Transaction Proposal or inquiry that would reasonably be expected to lead to an Alternative Transaction Proposal to inform such Person that the Company and its directors and officers and Representatives are subject to a no-shop provision and cannot engage in discussions except in accordance with this Agreement.

31

(b) The Company shall, promptly (and, in any event, within 48 hours) after receipt of any Alternative Transaction Proposal by it or any of its directors or executive officers, notify Dialectic of the material terms of such Alternative Transaction Proposal and the identity of the Person or “group” making such Alternative Transaction Proposal and shall provide Dialectic with copies of any written requests, proposals or offers, including proposed agreements, and the material terms and conditions of any proposals or offers (or where no such copies are available, a reasonably detailed written description thereof). In addition, the Company shall, and shall cause its Subsidiaries and Representatives to, keep Dialectic reasonably informed, on a prompt basis, of the status and terms of, and material changes in, any such Alternative Transaction Proposal. The Company agrees that it will not, directly or indirectly, enter into any agreement with any Person which directly or indirectly prohibits the Company from providing any information to Dialectic in accordance with, or otherwise complying with, this Section 4.4(b).

(c) Promptly after the execution and delivery of this Agreement, the Company shall deliver a written notice to each Person that entered into a confidentiality agreement with the Company relating to an Alternative Transaction Proposal within the one hundred eighty (180) days preceding the date of this Agreement and were provided access to an electronic data room maintained by the Company or its Representatives requesting the prompt return or destruction of all confidential information previously furnished to any Person pursuant to such confidentiality agreement within such 180-day period.

(d) Notwithstanding anything to the contrary in this Agreement, at any time prior to obtaining the Debt Exchange Approval, in the event that the Company receives an Alternative Transaction Proposal that did not result from a material breach of this Section 4.4 from any Person or group of Persons, (i) the Company and its Representatives may contact such Person or group of Persons to clarify the terms and conditions thereof and (ii) the Company, the Company Board and their respective Representatives may engage in negotiations or discussions with, or furnish any information and other access to, any Person or group of Persons making such Alternative Transaction Proposal and any of their respective Representatives or potential sources of financing if the Company Board determines in good faith (after consultation with its legal counsel and financial advisor) that such Alternative Transaction Proposal either constitutes a Superior Proposal or would reasonably be expected to result in a Superior Proposal; provided that (x) prior to furnishing any material non-public information concerning the Company or its Subsidiaries, the Company receives from such Person or group, to the extent that such Person or group is not already subject to a confidentiality agreement with the Company, an executed Acceptable Confidentiality Agreement, and (y) any such material non-public information so furnished in writing shall be promptly made available to Dialectic to the extent that it was not previously made available to Dialectic or its Representatives. For the avoidance of doubt, the determination, in itself with no further action, by the Company Board that an Alternative Transaction Proposal either constitutes a Superior Proposal or would reasonably be expected to result in a Superior Proposal, will not constitute an Adverse Recommendation Change or violate this Section 4.4.

32

(e) Except as otherwise permitted by this Section 4.4, none of the Company Board or any committee of the Company Board shall authorize or publicly propose to: (i)(A) withhold, withdraw or adversely qualify (or modify or amend in a manner adverse to Dialectic) the Company Board Recommendation; (B) authorize, approve, adopt or recommend, or declare the advisability of, any Alternative Transaction Proposal; or (C) make any recommendation in connection with any Alternative Transaction Proposal that is a tender offer or exchange offer other than a recommendation against such offer within ten (10) Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act or a temporary “stop, look and listen” communication by the Company Board pursuant to, or similar communication of the type contemplated by, Rule 14d-9(f) under the Exchange Act (any of the foregoing actions, an “Adverse Recommendation Change”); or (ii) cause or permit the Company or any of the Company’s Subsidiaries to enter into an Alternative Agreement relating to an Alternative Transaction Proposal or otherwise resolve or agree to do so.

(f) Notwithstanding anything to the contrary in this Agreement, until the earlier to occur of the termination of this Agreement pursuant to Article VI and obtaining the Debt Exchange Approval, the Company Board may (i) make an Adverse Recommendation Change in response to an Intervening Event if the Company Board has determined in good faith (after consultation with its legal counsel and financial advisor) that the failure to take such action would reasonably be expected to be inconsistent with the Company Board’s fiduciary duties under applicable Law; or (ii) in response to an Alternative Transaction Proposal made after the date of this Agreement that has not been withdrawn and that did not result from a material breach of Section 4.4, if the Company Board determines in good faith (in each case, after consultation with its outside legal counsel and financial advisors) that (x) such Alternative Transaction Proposal is a Superior Proposal and (y) the failure to take such action would be reasonably likely to be inconsistent with the Company Board’s fiduciary duties under applicable Law, then, subject to the remainder of this Section 4.4(f), the Company Board may make an Adverse Recommendation Change or terminate this Agreement in accordance with Section 6.1(e) in order to enter into a definitive agreement providing for a Superior Proposal (a “Superior Proposal Termination”). Before the Company Board may effect an Adverse Recommendation Change or a Superior Proposal Termination in accordance with the immediately preceding sentence: (A) the Company shall provide Dialectic at least four (4) Business Days’ prior written notice of its intention to effect an Adverse Recommendation Change or a Superior Proposal Termination, as applicable (if with respect to a Superior Proposal, a “Superior Proposal Notice”); (B) the Company shall provide Dialectic (I) in the case of a Superior Proposal Notice, a summary of the material terms and conditions of such Superior Proposal (including the consideration offered therein and the identity of the Person or group of Persons making the Superior Proposal) and an unredacted copy of any written materials received from or on behalf of the Person or group of Persons making such Superior Proposal, or (II) in the case of an Adverse Recommendation Change pursuant to an Intervening Event, a reasonable description of the underlying terms and circumstances giving rise to such Intervening Event (and the reasons for taking such action); (C) if requested to do so by Dialectic, for a period of four (4) Business Days following delivery of such notice, the Company shall discuss and negotiate in good faith, and shall make its Representatives available to discuss and negotiate, with Dialectic and their Representatives, any proposed modifications to the terms and conditions of this Agreement in such a manner that would cause such Superior Proposal to no longer constitute a Superior Proposal or that obviates the need for the Company Board to effect, or cause the Company to effect, an Adverse Recommendation Change as a result of such Intervening Event, as applicable; and (D) no earlier than the end of such four (4) Business Day period, the Company Board shall determine in good faith, after considering the terms of any proposed amendment or modification to this Agreement proposed by Dialectic during such four (4) Business Day period and in consultation with its outside legal counsel and financial advisors,

33

that (1) (x) such Superior Proposal still constitutes a Superior Proposal or (y) that an Intervening Event has occurred and (2) the failure to effect a Superior Proposal Termination or an Adverse Recommendation Change would continue to be reasonably likely to be inconsistent with the Company Board’s fiduciary duties under applicable Law (it being understood and agreed that, with respect to each time that any material changes are made to the financial or other material terms of a proposal that was previously the subject of a Superior Proposal Notice hereunder, the Company shall be required to provide an additional notice to Dialectic as provided above, but with respect to such additional notice, references herein to a “four (4) Business Day period” shall be deemed references to a “two (2) Business Day period”).

(g) Nothing in this Section 4.4 or elsewhere in this Agreement shall prohibit the Company or the Company Board from (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the stockholders of the Company that the Company determines in good faith (after consultation with outside legal counsel) that it is required to make by applicable Law (it being agreed that a “stop, look and listen” communication by the Company Board to the Company’s stockholders pursuant to Rule 14d-9(f) under the Exchange Act or a factually accurate public statement by the Company that describes the Company’s receipt of an Alternative Transaction Proposal and the operation of this Agreement with respect thereto shall not be deemed to be an Adverse Recommendation Change or give rise to a Dialectic termination right pursuant to Section 6.1(h)).

(h) For the avoidance of doubt, all obligations of the Company and its Subsidiaries under this Section 4.4 shall automatically terminate upon the earlier of the Closing or the termination of this Agreement in accordance with Article VI.

Section 4.5 Disclosure. No Party or any of its Subsidiaries, nor any of its or their Affiliates or Representatives acting on their behalf, shall issue or cause the publication of any press release or otherwise make any public statement, disclosure, or communication with respect to this Agreement and the Transactions except (i) as may be required by any applicable Law, court process or the rules or regulations of any applicable United States securities exchange or interdealer quotation service, or (ii) with the prior written consent of (A) the Lenders, in the case of any such public statement, disclosure, or communication by any Company Party, (B) the Company, in the case of any such public statement, disclosure, or communication by any Lender Party; provided that the foregoing shall not apply to any public statement, disclosure, or communication so long as the statements, disclosures, or communications therein concerning this Agreement or the Transactions are substantially similar in substance to previous public statements, disclosures, or communications made by any Party or any of its Affiliates or Representatives in compliance with this Section 4.5.

Section 4.6 Intended Tax Treatment. The Parties agree to the following U.S. federal, and applicable state and local, income tax characterization of the transactions contemplated by this Agreement (collectively, the “Intended Tax Treatment”):

(a) The Parties agree that the Forbearance Warrant has a fair market value, as of the date hereof, of $16,583,175 (the “Forbearance Warrant FMV”).

34

(b) The Parties agree that the Term Loans, the Convertible Notes, and the New Term Loans, in each case, will not be considered to be traded on an established market within the meaning of Treasury Regulations Section 1.1273-2 on the date hereof or at the time of the Debt Exchange or the OC III Term Loan Conversion. The Parties hereto agree further that this Agreement shall constitute a statement described in Treasury Regulations Section 1.1273-2(f)(9)(i) from the Company to the relevant Lenders evidencing the Company’s determination that the Term Loans, the Convertible Notes, and the New Term Loans, in each case, are not traded on an established market within the meaning of Treasury Regulations Section 1.1273-2.

(c) The Parties agree that (i) the receipt of the Forbearance Warrant by Dialectic, together with the forbearance and waivers granted to the Company in the Fifteenth Term Loan Amendment, shall constitute a “significant modification” (as that term is defined in Treasury Regulations Section 1.1001-3) with respect to the Term Loans held by Dialectic immediately prior to the effectiveness of the Fifteenth Term Loan Amendment (such deemed transaction, the “First Significant Modification”), and (ii) the issue price of the Term Loans deemed issued to Dialectic as a result of the First Significant Modification shall be their applicable stated principal amount in accordance with Section 1274 of the Code.

(d) The Parties agree that (i) the Debt Exchange shall constitute a “significant modification,” as that term is defined in Treasury Regulations Section 1.1001-3, of the Term Loans deemed issued to Dialectic as a result of the First Significant Modification, and (ii) the issue price of the Convertible Notes shall equal their stated principal amount in accordance with Section 1274 of the Code.

(e) The Parties agree that neither the effectiveness of the Fifteenth Term Loan Amendment nor the OC III Term Loan Conversion (whether considered separately or together) shall constitute a “significant modification,” as that term is defined in Treasury Regulations Section 1.1001-3, of the Term Loans held by the OC III Lenders prior to the effectiveness of the Fifteenth Term Loan Amendment.

The Parties will not take any action inconsistent with the Intended Tax Treatment, including on a Tax Return or otherwise, in each case, unless otherwise required by a “determination” as defined in Section 1313(a) of the Code, or a change in Law after the date hereof.

ARTICLE V

CONDITIONS PRECEDENT TO THE CLOSING

Section 5.1 Conditions to Obligations of Each Party to Effect the Closing. The respective obligations of each Party to effect the Closing shall be subject to the satisfaction (or waiver by Dialectic and the Company, to the extent permitted by applicable Law), at or prior to the Closing, of the following conditions:

(a) Debt Exchange Approval. The Debt Exchange Approval shall have been obtained.

35

(b) No Legal Restraints. (i) No injunction or similar order by any Governmental Body having jurisdiction over any Party or any of its Subsidiaries (whether temporary, preliminary or permanent) shall have been issued that prohibits the consummation of the Transactions to be consummated at the Closing and shall continue to be in effect; and (ii) no Law shall have been enacted, entered, promulgated, enforced, or deemed applicable by any Governmental Body having jurisdiction over any Party or any of its Subsidiaries that has the effect of making any of such Transactions illegal or otherwise prohibiting consummation of any of such Transactions and shall continue to be in effect (any such injunction, order or Law in clause (i) or (ii), a “Legal Restraint”).

Section 5.2 Conditions to Obligation of the Company to Effect the Closing. The obligation of the Company to effect the Closing is further subject to the satisfaction (or waiver by the Company to the extent permitted by applicable Law), at or prior to the Closing, of the following conditions:

(a) The representations and warranties of Dialectic set forth in (i) Section 3.1, Section 3.2 and Section 3.7 shall be true and correct in all material respects as of the Closing Date as if made as of such date (except to the extent expressly made as of an earlier date, in which case as of such date); and (ii) the other Sections of Article III (disregarding all materiality and Lender Material Adverse Effect qualifications contained therein) shall be true and correct as of the Closing Date as if made as of such date (except to the extent expressly made as of an earlier date, in which case as of such date), except with respect to this clause (ii) where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a Lender Material Adverse Effect.

(b) Dialectic shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.

(c) Dialectic shall have delivered to the Company a certificate, dated as of the Closing Date and signed by an executive officer of Dialectic, certifying to the effect that the conditions set forth in Section 5.2(a) and Section 5.2(b) have been satisfied.

(d) Dialectic shall have delivered or caused to be delivered the closing deliverables required by Section 1.3.

Section 5.3 Conditions to Obligations of Dialectic to Effect the Closing. The obligation of Dialectic to effect the Closing is further subject to the satisfaction (or waiver by Dialectic to the extent permitted by applicable Law), at or prior to the Closing, of the following conditions:

(a) The representations and warranties of the Company set forth in (i) Section 2.2(b) and Section 2.2(e) shall be true and correct (except for de minimis inaccuracies), both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); (ii) Section 2.1(a), Section 2.1(d), Section 2.2(a), Section 2.2(c), Section 2.2(d), Section 2.3 and Section 2.22 shall be true and correct in all material respects, both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); and (iii) the other Sections of Article II (disregarding all materiality and

36

Company Material Adverse Effect qualifications contained therein) shall be true and correct both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except with respect to this clause (iii) where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b) The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.

(c) No Company Material Adverse Effect shall have occurred since the date of this Agreement and be continuing.

(d) The Company shall have delivered to Dialectic a certificate, dated as of the Closing Date and signed by an executive officer of the Company, certifying to the effect that the conditions set forth in Section 5.3(a), Section 5.3(b) and Section 5.3(c) have been satisfied.

(e) The Company shall have delivered or caused to be delivered the closing deliverables required by Section 1.2.

ARTICLE VI

TERMINATION

Section 6.1 Termination and Abandonment. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing:

(a) by the mutual written consent of the Company and Dialectic;

(b) by either the Company or Dialectic in the event that the Closing shall not have occurred on or before March 23, 2026 (as such date may be extended by the mutual written consent of the Company and Dialectic, the “End Date”);

(c) by either the Company or Dialectic in the event that (i) any Governmental Body having jurisdiction over the Company or Dialectic shall have issued a Legal Restraint permanently restraining, enjoining or otherwise prohibiting the consummation of the Debt Exchange and such Legal Restraint shall have become final and non-appealable and (ii) the Party seeking to terminate this Agreement pursuant to this Section 6.1(c) shall not have breached or failed to perform in any material respect its obligations under this Agreement in any manner that has been a principal cause of, or primarily resulted in, the imposition of such Legal Restraint or the failure of such Legal Restraint to be resolved or lifted;

(d) by the Company in the event that Dialectic shall have breached in any material respect any representation, warranty, covenant or agreement in this Agreement, in each case, which breach (i) would result in a failure of the condition set forth in Section 5.2(a) or Section 5.2(b) and (ii) cannot be cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) twenty (20) Business Days following the Company’s delivery of written notice to Dialectic stating the Company’s intention to terminate this Agreement pursuant to this

37

Section 6.1(d) and the basis for such termination; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 6.1(d) if the Company is then in material breach of any representation, warranty, agreement, or covenant in this Agreement such that Dialectic would have the right to terminate this Agreement pursuant to Section 6.1(f);

(e) by the Company, if (and only if) (i) the Company Board has determined that an Alternative Transaction Proposal constitutes a Superior Proposal in accordance with the terms of Section 4.4(f); (ii) the Company Board has authorized the Company to enter into a definitive agreement providing for a Superior Proposal; (iii) concurrently with the termination of this Agreement, the Company, subject to compliance in all material respects with the terms of Section 4.4(f), enters into a definitive agreement providing for the Superior Proposal referred to in clause (i) hereof; and (iv) the Company pays the Unpaid Transaction Expenses pursuant to Section 6.3; provided that Dialectic shall provide a Statement of Unpaid Transaction Expenses within two (2) Business Days of the Company’s request in order for such amounts to be paid concurrent with the termination of this Agreement; provided, further, however, that the failure of Dialectic to timely deliver such Unpaid Transaction Expense information within such timeframe will not relieve the Company of its obligation following the termination of this Agreement to reimburse Dialectic for Unpaid Transaction Expenses;

(f) by Dialectic, in the event that the Company shall have breached in any material respect any representation, warranty, covenant, or agreement in this Agreement, in each case, which breach (i) would result in a failure of a condition set forth in Section 5.3(a) or Section 5.3(b) and (ii) cannot be cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) twenty (20) Business Days following Dialectic’s delivery of written notice to the Company stating Dialectic’s intention to terminate this Agreement pursuant to this Section 6.1(f) and the basis for such termination; provided that Dialectic shall not have the right to terminate this Agreement pursuant to this Section 6.1(f) if Dialectic is then in material breach of any representation, warranty, agreement, or covenant in this Agreement such that the Company would have the right to terminate this Agreement pursuant to Section 6.1(d);

(g) by either the Company or Dialectic in the event that the Debt Exchange Approval shall not have been obtained at the Company Stockholder Meeting or at any adjournment or postponement thereof taken in accordance with this Agreement; and

(h) by Dialectic, if at any time prior to obtaining the Debt Exchange Approval, the Company Board shall have made an Adverse Recommendation Change.

Section 6.2 Effect of Termination. The Party seeking to terminate this Agreement pursuant to Section 6.1 shall give written notice of such termination to the other Parties in accordance with Section 8.7, specifying the provision of this Agreement pursuant to which such termination is effected and the basis for such termination, described in reasonable detail. In the event of the termination of this Agreement as provided in Section 6.1, (a) this Agreement shall be of no further force or effect and the Transactions shall be abandoned, each as of the date of termination (the “Termination Date”), and (b) there shall be no liability to any Person on the part of any Party following any such termination; provided that (i) Section 2.25, Section 3.10, Section 4.3(c), this Section 6.2, Section 6.3 and Article VIII shall survive the termination of this Agreement and shall remain in full force and effect; (ii) the Confidentiality Agreement shall

38

survive the termination of this Agreement and shall remain in full force and effect in accordance with its terms; (iii) the termination of this Agreement shall not relieve any Party from any liability for Fraud or Willful Breach by another party of any of its representations, warranties, covenants, or other agreements set forth in this Agreement prior to such termination; and (iv) in the event of any termination of this Agreement pursuant to Section 6.1(e), the relevant breach by the Company giving rise to such termination by Dialectic shall constitute an Event of Default under the Term Loan Credit Agreement.

Section 6.3 Expense Reimbursement. If this Agreement is terminated pursuant to Section 6.1, Dialectic shall as promptly as reasonably practicable following the Termination Date deliver to the Company a Statement of Unpaid Transaction Expenses. Within two (2) Business Days’ of the Company’s receipt of such Statement of Unpaid Transaction Expenses, the Company shall pay to each Person to which or to whom Unpaid Transaction Expenses are owed, the amount of such owed Unpaid Transaction Expenses by wire transfer of immediately available funds to the account or accounts designated in such Statement of Unpaid Transaction Expenses. Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to pay any Unpaid Transaction Expenses if this Agreement is terminated pursuant to Section 6.1(d).

ARTICLE VII

INDEMNIFICATION

Section 7.1 Survival. The representations and warranties contained in Article III shall not survive the Closing and, subject to the limitations and other provisions of this Agreement, the representations and warranties contained in Article II shall survive the Closing and shall remain in full force and effect until the date that is twelve (12) months following the Closing Date; provided, that the representations and warranties in Section 2.17 shall survive until sixty (60) days after the expiration of the applicable statute of limitations period; and provided, further, that the representations in Section 2.1, Section 2.2, Section 2.3, Section 2.22 and Section 2.23 (collectively, the “Company Fundamental Representations”) shall survive until the date that is six (6) years following the Closing Date. All covenants and agreements of the Parties contained herein shall survive until fully performed. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the nonbreaching Party to the breaching Party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

Section 7.2 Indemnification by the Company. Subject to the terms and conditions of this Article VII, the Company shall indemnify, defend and hold harmless (i) Dialectic, its Affiliates, and its and their respective successors, assigns and Representatives (collectively, the “Dialectic Indemnitee Group”, and each individually, a “Dialectic Indemnitee”) and (ii) the OC III Lenders and their Affiliates, and their respective successors, assigns and Representatives (collectively, the “OC III Indemnitee Group”, and each individually, an “OC III Indemnitee”) from and against any Losses that any Dialectic Indemnitee or OC III Indemnitee (an “Indemnitee”) may suffer or incur (including any Losses any Indemnitee may suffer or incur after the end of such survival period, provided that an indemnification claim with respect to such Loss is made pursuant to this Article VII prior to the end of such survival period) resulting from, arising out of, relating to, in the nature of, or caused by any breach or inaccuracy of any representation or warranty made in Article II.

39

Section 7.3 Limitations on Indemnification by the Company.

(a) The Company will have no liability under Section 7.2 to any Indemnitee (i) in respect of any individual claim, or series of related claims arising out of or based upon the same or similar facts and circumstances and/or that is otherwise recurring, in each case, unless the aggregate amount of Losses in respect of such claim or series of related claims exceeds $10,000, and (ii) until such Indemnitee’s Indemnitee Group has suffered aggregate Losses in excess of $50,000 (the “Threshold”) by reason of all claims or series of related claims that satisfy the claim threshold in the preceding clause (i), after which point the Company will be obligated to indemnify all members of such Indemnitee Group from and against all such Losses from the first dollar; provided, that the foregoing limitations shall not apply in respect of any Losses relating to Fraud or any breaches of or inaccuracies in any Company Fundamental Representations.

(b) The aggregate amount of all Losses for which the Company shall be liable to either Indemnitee Group pursuant to Section 7.2 (other than with respect to Fraud or breaches of or inaccuracies in any Company Fundamental Representations) shall not exceed $5,000,000. The aggregate amount of all Losses for which the Company shall be liable to either Indemnitee Group pursuant to Section 7.2 (other than with respect to Fraud) shall not exceed the aggregate portion of the Signing Excess Proceeds that would be payable to members of such Indemnitee Group pursuant to the terms of the Thirteenth Term Loan Amendment (without giving effect to the Fifteenth Term Loan Amendment or any other amendment or variation of, or any waiver under, the Term Loan Credit Agreement agreed to by the Lenders after the Thirteenth Term Loan Amendment). The Company’s liability for Losses relating to claims of Fraud shall be uncapped.

(c) For all purposes of this Article VII, “Losses” shall be net of any insurance or other recoveries actually recovered by the applicable Indemnitees in connection with the facts giving rise to the right of indemnification (net of any costs related to the collection of such amounts).

Section 7.4 Third-Party Claims.

(a) If a third party initiates a claim, demand, dispute, lawsuit or arbitration (a “Third-Party Claim”) against any Indemnitee with respect to any matter that such Indemnitee might make a claim for indemnification against the Company under this Article VII, then such Indemnitee must promptly notify the Company in writing of the existence of such Third-Party Claim and deliver copies of any documents served on such Indemnitee or any member of its Indemnitee Group with respect to such Third-Party Claim, describing, in reasonable detail, the facts and circumstances with respect to the subject matter of such Third-Party Claim, including the amount of such Third-Party Claim (if known) and the representation or warranty alleged to have been breached or inaccurate (such notice, a “Claim Notice”); provided, however, that the failure to timely provide such Claim Notice shall not release the Company from any of its obligations under this Article VII except and only to the extent that the Company is prejudiced by such failure, it being agreed that notices for Third-Party Claims in respect of a breach of a representation or warranty must be delivered prior to the expiration of any applicable survival period specified in this Article VII for such representation or warranty.

40

(b) Upon receipt of a notice of a Third-Party Claim for indemnification from an Indemnitee pursuant to Section 7.4(a), the Company shall be entitled, by notice to such Indemnitee delivered within fifteen (15) days of the receipt of such Indemnitee’s notice of such Third-Party Claim, to assume the defense and control of such Third-Party Claim; provided, that the Company shall not be entitled to assume or continue such defense or control if (i) such Third-Party Claim involves an injunction or other equitable relief, (ii) such Third-Party Claim involves claims of criminal conduct, (iii) such Third-Party Claim creates a conflict of interest between such Indemnitee and the Company or (iv) the Company failed or is failing to reasonably defend or prosecute such Third-Party Claim, as determined in the reasonable judgement of such Indemnitee, and the Company does not cure such failure within ten (10) Business Days following delivery of written notice thereof from such Indemnitee; provided, further, that, if assuming such defense or control, the Company shall (x) keep such Indemnitee and its counsel reasonably informed of the status of such Third-Party Claim and (y) allow such Indemnitee a reasonable opportunity to participate in the defense of such Third-Party Claim with its own counsel and at the own expense of such Indemnitee. If the Company does not assume the defense and control of any Third-Party Claim pursuant to this Section 7.4(b), such Indemnitee shall be entitled to control such defense and the Company shall indemnify such Indemnitee for all Losses arising therefrom in accordance with (and, for the avoidance of doubt, subject to the applicable limitations set forth in) this Article VII. The Company may nonetheless participate in the defense of any such Third-Party Claim with its own counsel and at the Company’s own expense.

(c) An Indemnitee shall, and shall cause its Indemnitee Group to, reasonably cooperate with the Company in the defense of any Third-Party Claim, including by furnishing books and records, personnel and witnesses, as appropriate for any defense of such Third-Party Claim, in each case, at the cost of the Company. If the Company shall have assumed the defense and control of a Third-Party Claim, it shall be authorized to consent to a settlement of, or the entry of any judgment arising from, such Third-Party Claim, in its reasonable discretion and without the consent of any Indemnitee; provided, that such settlement or judgment does not involve any injunctive or other equitable relief or finding or admission of any violation of any law or admission of any wrongdoing by any Indemnitee, and the Company shall, as a condition of any settlement, judgment or other resolution, (A) pay or cause to be paid all Losses from such Third-Party Claim, including all amounts in such settlement or judgment, (B) not encumber any of the assets of any Indemnitee or agree to any restriction or condition that would apply to or adversely affect any Indemnitee or the conduct of any Indemnitee’s businesses and (C) obtain a complete, unconditional and irrevocable release of each Indemnitee potentially affected by such Third-Party Claim from all claimants. No Indemnitee shall consent to the entry of any judgment or enter into any settlement or compromise with respect to a Third-Party Claim without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed).

Section 7.5 Other Indemnification Matters. For purposes of determining whether there has been any misrepresentation or breach of a representation or warranty, and for purposes of determining the amount of Losses resulting therefrom, all qualifications or exceptions in any representation or warranty relating to or referring to the terms “material”, “materiality”, “in all material respects”, “Material Adverse Effect” or any similar term or phrase shall be disregarded, it being the understanding of the Parties that for purposes of determining liability under this Article VII, the representations and warranties of the Parties contained in this Agreement shall be read as if such terms and phrases were not included in them.

41

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.1 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

Section 8.2 Waiver. No failure on the part of any Party to exercise any power, right, privilege, or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege, or remedy under this Agreement, shall operate as a waiver of such power, right, privilege, or remedy; and no single or partial exercise of any such power, right, privilege, or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege, or remedy. No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege, or remedy under this Agreement, unless the waiver of such claim, power, right, privilege, or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party, and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

Section 8.3 Entire Agreement; Counterparts. The Transaction Documents constitute the entire agreement, and supersede all prior and concurrent agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof; provided that the Confidentiality Agreement shall remain in full force and effect. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by PDF shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

Section 8.4 Applicable Laws; Jurisdiction; Specific Performance; Remedies.

(a) This Agreement shall be governed by, and construed in accordance with, Delaware Law, without giving effect to any law, rule, or provision that would cause the application of any Law other than Delaware Law. The Parties expressly acknowledge and agree that: (i) the requirements of 6 Del. C. § 2708 are satisfied by the provisions of this Agreement and that such statute mandates the application of Delaware Law to this Agreement, the relationship of the Parties, the Transactions, and the interpretation and enforcement of the rights and duties of any Party; (ii) the Parties have a reasonable basis for the application of Delaware Law to this Agreement, the relationship of the Parties, the Transactions, and the interpretation and enforcement of the rights and duties of any Party; (iii) no other jurisdiction has a materially greater interest in the foregoing; and (iv) the application of Delaware Law would not be contrary to the fundamental policy of any other jurisdiction that, absent the Parties’ choice of Delaware Law hereunder, would have an interest in the foregoing.

42

(b) Subject to Section 8.4(e), in any Legal Proceeding arising out of or relating to this Agreement or the Transactions (including any amount due or payable in connection therewith or any matter arising out of or relating to the termination of either of them), each of the Parties irrevocably and unconditionally: (i) consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware and any state appellate court therefrom or, if such court lacks subject matter jurisdiction, any other state or federal court in the State of Delaware (the “Chosen Courts”); (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction of such Chosen Court by motion, other request for leave, or other Legal Proceeding; (iii) agrees that any Legal Proceeding arising out of or relating to this Agreement or the Transactions shall be brought, tried, and determined only in the Chosen Courts; (iv) waives any claim of improper venue or any claim that the appropriate Chosen Court is an inconvenient forum; and (v) agrees that it will not bring any Legal Proceeding arising out of or relating to this Agreement or the Transactions in any court or elsewhere other than the Chosen Courts. Each of the Parties irrevocably consents to service of process in the same manner as for the giving of notices under Section 8.7 or any other manner permitted by applicable Law. A final judgment in any Legal Proceeding commenced in accordance with this Section 8.4 shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided that nothing in the foregoing shall restrict any Party’s right to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

(c) The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform its obligations under the provisions of this Agreement in accordance with its terms or otherwise breaches such provisions. Subject to the following sentence, the Parties shall be entitled to an injunction or injunctions, specific performance, or other non-monetary equitable relief, to prevent breaches or threatened breaches of this Agreement or to enforce specifically the terms and provisions hereof in the Chosen Courts without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement, at Law or in equity. No Party shall oppose the (i) granting of an injunction, specific performance, or other equitable relief on the basis that the other Parties have an adequate remedy at law or that an award of specific performance is unenforceable, invalid or not an appropriate remedy for any reason at law or equity and (ii) specific performance of the terms and provisions of this Agreement. Any Party seeking any injunction or other equitable relief to prevent any breach of this Agreement or to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8.4(c) shall not be required to obtain, furnish, post or provide any bond or other security in connection with any such order or injunction and each Party irrevocably waives any right it may have to require the obtaining, furnishing, posting or providing of any such bond or other security.

(d) Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a Party will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law, or in equity. The exercise by a Party of any one remedy will not preclude the exercise by it of any other remedy. For the avoidance of doubt, except as set forth in this Agreement, any Party may concurrently seek specific performance or other equitable relief, subject to the terms of this Section 8.4.

43

(e) EACH PARTY IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN OR AMONG THE PARTIES ARISING OUT OF OR RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY HEREBY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.4(e).

Section 8.5 Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties and their respective successors and permitted assigns; provided that neither this Agreement nor any right or obligation hereunder may be assigned without the prior written consent of the other Parties, and any attempted assignment of this Agreement or any such right or obligation without such consent shall be void ab initio and of no effect.

Section 8.6 No Third-Party Beneficiary. Nothing in this Agreement is intended to or shall confer upon any Person (other than the Parties) any power, right, privilege, or remedy of any nature whatsoever under or by reason of this Agreement, except for Section 8.12 (which shall be for the express benefit of, and enforceable by, the Non-Recourse Parties).

Section 8.7 Notices. Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand, (b) two (2) Business Days after being sent by certified or registered mail, postage prepaid, or by nationally recognized overnight courier or express delivery service, (c) if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission (provided that no “bounce back” or similar message of non-delivery is received with respect thereto) or (d) if sent by email transmission after 6:00 p.m. recipient’s local time, on the Business Day following the date of transmission (provided that no “bounce back” or similar message of non-delivery is received with respect thereto); provided that, in each case, the notice or other communication is sent to the physical address or email address set forth beneath the name of such Party as follows (or to such other physical address or email address as such Party shall have specified in a written notice given to the other Parties):

if to the Company, to:

Quantum Corporation

10770 E. Briarwood Avenue

Centennial, CO 80112

Attention:   Tara Ilges

Email:

with a copy (which shall not constitute notice) to:

44

Pillsbury Winthrop Shaw Pitman LLP

2550 Hanover Street

Palo Alto, CA 94304

Attention: James J. Masetti

Email: jim.masetti@pillsbury.com

and

Pillsbury Winthrop Shaw Pittman LLP

725 South Figueroa Street

36th Floor

Los Angeles, CA 90017

Attention: Drew Simon-Rooke

E-mail: drew.simonrooke@pillsburylaw.com

if to Dialectic, to:

Dialectic Technology SPV LLC

119 Rowayton Avenue

Rowayton, CT 06853

Attention: John Fichthorn

Email:

with a copy (which shall not constitute notice) to:

Allen Overy Shearman Sterling US LLP

1460 El Camino Real, Second Floor

Menlo Park, CA 94025

Attention: Christopher M. Forrester

Cody Wright

Email: chris.forrester@aoshearman.com

cody.wright@aoshearman.com

if to the OC III Lenders, to:

c/o Sheppard, Mullin, Richter & Hampton LLP

350 South Grand Avenue, 40th Floor

Los Angeles, CA 90071-3460

Attention: Stacey L. Rosenberg, Esq.

Telephone: (213) 617-4128

Facsimile: (213) 443-2751

Email: srosenberg@sheppardmullin.com

Section 8.8 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment

45

of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties shall not object to the court making such determination having the power to limit such term or provision, to delete specific words or phrases, or to replace such term or provision with a term or provision that is valid, enforceable, and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power available to it in the prior sentence, this Agreement shall be deemed amended to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will most closely achieve the economic, business, and other purposes of such invalid or unenforceable term or provision.

Section 8.9 Expenses. Except as set forth in Section 1.2(f), Section 6.3 and the Term Loan Credit Agreement, all expenses incurred in connection with this Agreement or the Transactions shall be paid by the Party incurring such expenses.

Section 8.10 Company Disclosure Letter. The disclosures set forth in any particular part or subpart of the Company Disclosure Letter shall be deemed disclosure with respect to, and shall be deemed to apply to and qualify: (a) the representations and warranties or covenants of the Company that are set forth in the corresponding section or subsection of this Agreement (including to the extent that such section or subsection does not include a reference to the Company Disclosure Letter) and (b) any other representation and warranty or covenant of the Company that is set forth in this Agreement to the extent, in the case of this clause (b), the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representation and warranty or covenant is reasonably apparent on the face of such disclosure. No Party may deem the mere inclusion of an item in the Company Disclosure Letter as (a) an admission that such item represents a material exception or material fact, event, or circumstance or that such item is material, is outside the ordinary course of the business or constitutes a Company Material Adverse Effect (and no Party concedes such materiality, that such item is outside the ordinary course of business or any such effect by its inclusion), or (b) an admission or indication of any non-compliance with, or breach or violation of, any third party rights (including any Intellectual Property Rights), any Contract or any Law, and no reference to, or disclosure of, any item or other matter in the Company Disclosure Letter shall necessarily imply that any other undisclosed matter or item having a greater value or significance is material.

Section 8.11 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; and one gender shall include all other genders.

(b) The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

46

(d) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits,” “Annexes,” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits, Annexes, and Schedules to this Agreement, as applicable.

(e) The phrase “made available,” when used in reference to anything made available prior to the execution and delivery of this Agreement by the Company or any of its Representatives, in each case, shall be deemed to include anything (i) uploaded to the electronic data room maintained by or on behalf of the Company or its Representatives for purposes of the Transactions prior to the date of this Agreement or (ii) publicly available in the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC prior to 6:00 p.m., New York City time, two (2) Business Days prior to the date of this Agreement.

(f) The table of contents to this Agreement is for convenience of reference only, shall not be deemed to be a part of this Agreement, and shall not be referred to in connection with the construction or interpretation of this Agreement. The bold-faced headings in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement, and shall not affect the construction or interpretation of this Agreement.

(g) Any reference to (i) any Contract (including this Agreement) is to such Contract as amended, modified, supplemented, restated, or replaced from time to time (in the case of any Contract, to the extent permitted by the terms thereof and, if applicable, the terms of this Agreement); (ii) any Governmental Body includes any successor to that Governmental Body; and (iii) any applicable Law refers to such applicable Law as amended, modified, supplemented, or replaced from time to time (and, in the case of statutes, includes any rule and regulation promulgated under such statute and any authoritative interpretations thereof (including applicable SEC interpretations thereof)) and references to any section of any applicable Law include any successor to such section (provided that, for purposes of any representation and warranty in this Agreement that is made as of a specific date, references to any Law or Contract shall be deemed to refer to such Law or Contract, as amended, and to any rule or regulation promulgated thereunder, in each case, as of such date).

(h) The terms “Dollars” and “$” mean U.S. dollars.

(i) Any reference herein to “as of the date hereof,” “as of the date of this Agreement,” or words of similar import shall be deemed to mean the date set forth in the Preamble.

(j) When “since” is used in connection with a date, the period covered thereby shall be inclusive of such date.

(k) Any reference in this Agreement to a date or time shall be deemed to be such date or time in the City of New York, New York, U.S.A., unless otherwise specified.

(l) The word “or” will not be exclusive.

(m) Exhibits and Schedules annexed hereto or referred to hereby are “facts ascertainable” (as such term is used in Section 251(b) of the DGCL) and, except as otherwise expressly provided herein, are not a part of this Agreement.

47

(n) The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.

(o) All accounting terms used and not defined herein have the respective meanings given to them under GAAP, except to the extent otherwise specifically indicated or that the context otherwise requires.

(p) References to “days” shall mean “calendar days” unless expressly stated otherwise.

(q) When used in reference to the Company or its Subsidiaries, the term “material” shall be measured against the Company and its Subsidiaries, taken as a whole.

(r) Nothing contained in Article II or Article III may be construed as a covenant under the terms of this Agreement, other than the acknowledgments and agreements set forth in Section 2.25 and Section 3.10 to the extent necessary to give full effect to the acknowledgments and agreements set forth therein.

Section 8.12 Non-Recourse. This Agreement may only be enforced against, and any Legal Proceeding based upon, arising out of, or related to this Agreement or any of the Transactions, may only be brought against, the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party, except for claims that may be asserted in accordance with the other Transaction Documents (in each case, solely in accordance with and pursuant to the terms and conditions thereof). Except (a) to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named Party) or (b) as set forth in any Transaction Document (in each case, solely in accordance with and pursuant to the terms and conditions thereof), no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing (collectively, the “Non-Recourse Parties”) shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any Party under this Agreement or of or for any Legal Proceeding based on, arising out of, or related to this Agreement or the Transactions. In furtherance and not in limitation of the foregoing, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with any Transactions shall be sought or had against any Non-Recourse Party, except for claims that any Party may assert (i) against another Party solely in accordance with, and pursuant to the terms and conditions of, this Agreement or (ii) pursuant to any Transaction Document (in each case, solely in accordance with and pursuant to the terms and conditions thereof).

[Signature pages follow]

48

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

QUANTUM CORPORATION

By:	/s/ Laura A. Nash
Name: Laura A. Nash
Title: Chief Accounting Officer

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

DIALECTIC TECHNOLOGY SPV LLC

By:	/s/ John Fichthorn
Name: John Fichthorn
Title: Authorized Signatory

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

OC III LVS XXXIII LP

By: OC III GP II LLC, its general partner

By:	/s/ Adam L. Gubner
Name: Adam L. Gubner
Title: Authorized Person

OC III LVS XL LP

By: OC III GP LLC, its general partner

By:	/s/ Adam L. Gubner
Name: Adam L. Gubner
Title: Authorized Person

[Signature Page to Transaction Agreement]

EXHIBIT A

CERTAIN DEFINITIONS

For purposes of this Agreement (including this Exhibit A):

“Acceptable Confidentiality Agreement” means any confidentiality agreement entered into by the Company that contains customary confidentiality, use and standstill provisions that are no less restrictive in any material respect to the counterparty than the terms of the Confidentiality Agreement; provided, that an “Acceptable Confidentiality Agreement” shall not include any provision (i) prohibiting the Company or its Affiliates from satisfying its or their obligations hereunder or (ii) requiring the Company or any of its Subsidiaries to pay or reimburse the counterparty’s fees, costs or expenses.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise.

“Agreement” means the Transaction Agreement to which this Exhibit A is attached, as it may be amended from time to time in accordance with its terms.

“AI” collectively means the AI Inputs, AI Outputs and AI Technology.

“AI Act” means Regulation (EU) 2024/1689 of the European Parliament and of the Council of June 13, 2024, laying down harmonized rules on artificial intelligence and amending Regulations (EC) No 300/2008, (EU) No 167/2013, (EU) No 168/2013, (EU) 2018/858, (EU) 2018/1139 and (EU) 2019/2144 and Directives 2014/90/EU, (EU) 2016/797 and (EU) 2020/1828 (Artificial Intelligence Act).

“AI Industry Standards” means industry standards applicable to security, risk identification and remediation, elimination of bias, access control, change control, data integrity, model documentation, process verification, model inventory, version control, validation and outcome analysis for AI Technology with which it would be good industry practice to comply in any jurisdiction relevant to the Business, including, as applicable, in respect of the United States: (a) the National Institute of Standards and Technology’s (NIST), Artificial Intelligence Risk Management Framework (AI RMF 1.0); (b) the Institute of Electrical and Electronics Engineers’ (IEEE) 7000-2021—IEEE Standard Model Process for Addressing Ethical Concerns During System Design; (c) the Association for Computing Machinery’s (ACM) Principles for Responsible Algorithmic Systems; and (d) the International Organization for Standardization and the International Electrotechnical Commission’s AI Management System Standard (ISO/IEC 42001).

“AI Inputs” means any and all data (including Personal Data), content, writings, works of authorship, graphics, pictures, recordings, any electronic or other information, text or numerals, audio or visual content, or materials of any nature or description, in each case of the foregoing, inputted into, entered into or otherwise used to train any AI Technology which are, in whole or in part, used or relied upon, or licensed, sold, otherwise provided or accessed, by the Company or any of its Subsidiaries.

“AI Outputs” means any and all services, products, data (including Personal Data), writings, works of authorship, graphics, pictures, recordings, electronic or other information, text or numerals, content, decisions, recommendations, assessments, or materials of any nature or description generated or derived by or on behalf of the Company or any of its Subsidiaries, from any AI Technology or, to the extent used in connection with AI Technology or AI Inputs.

“AI Technology” means any and all training, self-improving, or machine learning software, models, algorithms, hardware or other artificial intelligence tools and any other machine-based systems designed to operate with varying levels of autonomy and that may exhibit adaptiveness after deployment and that, for explicit or implicit objectives, infers, from the input it receives, how to generate outputs such as predictions, content, recommendations, or decisions that can influence physical or virtual environments.

“Alternative Transaction Proposal” means any bona fide offer, proposal, written inquiry or indication of interest from any third party relating to any transaction or series of related transactions involving (A)(i) any acquisition or purchase by any Person, directly or indirectly, of (x) 20% or more of the aggregate outstanding voting or equity securities of the Company on an as converted basis (including with respect to convertible debt instruments accounting for any price reset or other similar provisions) or (y) 20% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole (measured by the fair market value thereof, as determined in good faith by the Company Board or any authorized committee thereof), (ii) any tender offer or exchange offer that, if consummated, would result in any Person beneficially owning 20% or more of the aggregate outstanding equity or voting securities of the Company on an as converted basis (including with respect to convertible debt instruments accounting for any price reset or other similar provisions) or (iii) any merger, amalgamation, consolidation, share exchange, business combination, joint venture, liquidation, dissolution, recapitalization or similar transaction involving the Company or any of its Subsidiaries pursuant to which (x) any Person would beneficially own 20% or more of the aggregate outstanding voting or equity securities of the Company after giving effect to the consummation of such transaction on an as converted basis (including with respect to convertible debt instruments accounting for any price reset or other similar provisions) or (y) any Person would acquire 20% or more of the consolidated assets or revenues of the Company and its Subsidiaries, taken as a whole (measured by the fair market value thereof, as determined in good faith by the Company Board or any authorized committee thereof), or (B) any refinancing of 20% or more of the Company’s indebtedness under the Term Loan Credit Agreement. For purposes of this definition, the term “Person” means any Person or Group.

“Anti-Corruption Laws” means the Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010 and any other similar applicable Law related to bribery or corruption.

“Anti-Money Laundering Laws” the Money Laundering Control Act of 1986, the USA PATRIOT Act, the U.K. Proceeds of Crime Act 2002, and any other Law concerning or relating to money laundering, terrorist financing, or financial recordkeeping and reporting.

“Business Day” means any day except a Saturday, a Sunday, or any other day on which commercial banks in the State of New York and in the State of California are authorized or required by applicable Law to be closed.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collective Bargaining Agreement” means any collective bargaining agreement or Contract or understanding with a labor or trade union, works council, other labor organization, employee association or other bargaining unit representative, together with any addenda, side letters, memoranda of understandings, amendments and other ancillary agreements thereto.

“Company Associate” means each current or former officer, employee, individual independent contractor, individual consultant, or individual manager or director of the Company or any of its Subsidiaries.

“Company Contract” means any Contract between the Company or any of its Subsidiaries, on the one hand, and any party other than the Company or any of its Subsidiaries, on the other hand.

“Company Data” means all data Processed in connection with the operation of the Company’s or any of its Subsidiaries’ business, including Company-Licensed Data, Company-Owned Data and Personal Data.

“Company Disclosure Letter” means the Disclosure Letter that has been prepared by the Company in accordance with the requirements of this Agreement and that has been delivered by the Company to the Lenders on the date of this Agreement.

“Company Employee Plan” means an Employee Plan sponsored, maintained, contributed to, or required to be contributed to, by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries has any liability (whether actual or contingent) to provide compensation or benefits to any Company Associate, in each case with respect to Company Associates, in all cases, excluding plans, programs or arrangements sponsored by any Governmental Body.

“Company Equity Plans” means, collectively, the Quantum Corporation 2012 Long-Term Incentive Plan Agreement, the Quantum Corporation Executive Officer Incentive Plan, the Quantum Corporation 2021 Inducement Plan and the Quantum Corporation 2023 Long-Term Incentive Plan Agreement, in each case, as amended or restated from time to time.

“Company IP” means all Intellectual Property Rights that are owned by or licensed to the Company or any of its Subsidiaries.

“Company IT Assets” means the IT Assets that are owned or used by the Company or any of its Subsidiaries.

“Company Lease” means any Company Contract pursuant to which Company Leased Real Property is leased, subleased, licensed, used, or otherwise occupied by Company or any of its Subsidiaries, as applicable, from another Person, including all material amendments, extensions, renewals, guaranties, and other agreements with respect thereto.

“Company-Licensed Data” means all data owned by third parties that is Processed by the Company or any of its Subsidiaries.

“Company Material Adverse Effect” means an Effect that, individually or in the aggregate with all other Effects, has had or would reasonably be expected to have a material adverse effect on the business, financial condition, or results of operations of the Company and its Subsidiaries, taken as a whole; provided that no Effect to the extent arising out of, relating to, or resulting from any of the following shall be deemed either alone or in combination to constitute a Company Material Adverse Effect, and none of the following shall be taken into account in determining whether there is, or would reasonably be expected to be, a Company Material Adverse Effect: (a) any change in the market price or trading volume of the Company’s securities or any change in the credit ratings or the ratings outlook for the Company or any of its Subsidiaries (it being agreed, however, that the underlying facts or occurrences giving rise to or contributing to any such changes in market price, trading volume, credit ratings or ratings outlook may be taken into account in determining whether there has been or will be a Company Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by another clause of this proviso); (b) the execution of this Agreement, the announcement, pendency or consummation of the transactions contemplated by this Agreement or the terms of this Agreement (including the identity of Dialectic or any Affiliate of Dialectic), including the impact of the foregoing on the relationships with officers, employees, labor unions, works councils, customers, franchisees, suppliers, distributors, partners, lenders and other financing sources, Governmental Bodies, or others having business relationships with the Company (other than for purposes of any representation or warranty in Section 2.4 or condition to Closing related thereto but subject to disclosures in Section 2.4 of the Company Disclosure Letter); (c) general changes or developments in the industries in which the Company or any of its Subsidiaries operates (including labor disruptions) or in the economy generally or other general market conditions; (d) any change in financial, credit, securities or capital market conditions, whether globally, in the United States or in any other country or region in the world, including interest rates, foreign exchange or exchange rates, fluctuations in the value of any currency and any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any security exchange or over-the-counter market; (e) any domestic, foreign or global political or social condition (including any actual or potential sequester, stoppage, shutdown, default, sanction or similar event or occurrence by or involving any Governmental Body affecting a national or federal government as a whole), any act of terrorism, war (whether or not declared), civil unrest, civil disobedience, riots, protests, public demonstrations, strikes, insurrection, national or international calamity, sabotage or terrorism (including cyberattacks, cyber intrusions, cyberterrorism or other cybersecurity breaches), pandemic or epidemic (including COVID-19 and compliance by the Company or any of its Subsidiaries with any COVID-19 Measure), or other outbreaks of diseases or quarantine restrictions, or any other similar event, any volcano, tsunami, earthquake, hurricane, tornado, other natural or man-made disaster, weather-related event, or act of God or other national or international calamity, or any other force majeure event (and, in each case, including any escalation or worsening thereof and any action taken by any Governmental Body in response to any of the foregoing); (f) the failure of the Company to meet any internal, published, or analyst’s projection, expectation, forecast, performance, estimate or prediction in respect of revenues, earnings, or other financial or operating metrics for any period (it being agreed, however, that the underlying facts or occurrences giving rise to or contributing to such failure may be taken into account in determining whether there has been or will be a Company Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by another clause of this proviso); (g) any change after the date hereof in, or any compliance with or action taken for the purpose of complying with, any change in Law or GAAP after the date hereof, including the adoption, implementation, enforcement, promulgation, repeal, modification, interpretation, reinterpretation, or proposal of any Law or new requirement under GAAP after the date hereof; (h) any action taken or omitted by the Company, any of its Subsidiaries or any Lender in accordance with the written request or direction of Dialectic, or the taking or omission by the Company, any of its Subsidiaries or any Lender of any action or omission in accordance with this Agreement that the Company, any of its Subsidiaries or any Lender, as applicable, is specifically required to take or omit from taking; (i) any Legal Proceeding commenced after the date hereof by a securityholder of the Company (on its own behalf or on behalf of the Company) arising out of this Agreement or the Transactions; or (j) the Company’s compliance with the terms of the Company Warrants, including with respect to any payments or issuances of Equity Interests by the Company thereunder in accordance with the terms of such Company Warrants; provided, however, that the exceptions set forth in subclauses (c), (d), (e) and (g) shall only apply to the extent that such Effect does not have a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, compared to other companies that operate in the industry in which the Company and its Subsidiaries operate (in which case only the incremental disproportionate adverse effect may be taken into account in determining whether there has occurred a Company Material Adverse Effect).

“Company Option” means an option to purchase shares of Company Common Stock (whether or not granted pursuant to any Company Equity Plan).

“Company-Owned Data” means each element of data collected, generated, or received that (a) is used or held for use in the Company’s or any of its Subsidiaries’ business that is not Personal Data or Company-Licensed Data and (b) the Company or any of its Subsidiaries owns or purports to own.

“Company Owned IP” means all Intellectual Property Rights that are owned by the Company or any of its Subsidiaries.

“Company Parties” means the Company, any of its Subsidiaries, and any of their respective current or former stockholders, optionholders, unitholders, members, Affiliates or Representatives.

“Company Preferred Stock” means the shares of preferred stock of the Company, par value $0.01 per share.

“Company Privacy Policies” means each published or internal, past or present privacy policy and security policy of the Company or any of its Subsidiaries, including any policy or practice relating to: (a) the privacy of users of any website of Company or any of its Subsidiaries; (b) the collection, storage, disclosure and transfer of any Company Data; (c) any employee, job applicant, consultant or contingent worker information; and (d) the security of Company Data, including information security, breach response plans, disaster recovery and business continuity plans and programs.

“Company PSU Award” means an award of restricted share units with respect to Company Common Stock (whether or not granted pursuant to any the Company Equity Plan), the vesting of which is conditioned in whole or in part on the satisfaction of any performance goals or metrics.

“Company Registered IP” means any Intellectual Property Rights, including Patents, trademarks, copyrights and domain names, included in Company Owned IP that are registered or issued under the authority of any Governmental Body or internet domain name registrar, and any application for the registration of any of the foregoing.

“Company RSU Award” means an award of restricted share units with respect to Company Common Stock (whether or not granted pursuant to any Company Equity Plan) which is not a Company PSU Award.

“Company Shares” means, collectively, the shares of Company Common Stock and Company Preferred Stock.

“Confidentiality Agreement” means the Confidentiality Agreement, dated February 26, 2024, between the Company and John Fichthorn, as amended by that certain Amendment No. 1, dated July 30, 2024, by and between the Company and Dialectic Capital Management LP, as further amended by that certain Amendment No. 2 dated October 17, 2024, by and between the Company and Dialectic Capital Management LP, and as further amended by that certain Amendment No. 3 dated November 6, 2024, by and between the Company and Dialectic Capital Management LP.

“consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

“Contract” means any legally binding agreement, contract, subcontract, lease, sublease, understanding, instrument, bond, debenture, note, option, warrant, warranty, purchase order, license, sublicense, insurance policy, benefit plan or other legally binding commitment or undertaking of any nature, inclusive of all material amendments, supplements or modifications thereto (except, in each case, ordinary course of business purchase orders).

“Copyleft Software” means Software subject to a Contract that requires as a condition of use, modification or distribution of such Software that other Software or technology that incorporates, is derived from or is distributed with such Software (i) be licensed, disclosed or distributed to licensees or any other Person, (ii) be licensed for the purpose of making derivative works, (iii) be redistributable at no or minimal charge or (iv) except as specifically permitted by Law, be allowed to be decompiled, disassembled or otherwise reverse engineered.

“COVID-19” means SARS-CoV-2 or COVID-19 and any evolution or variant thereof or any related or associated epidemic, pandemic, or disease outbreak.

“COVID-19 Measures” means quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester, safety or similar laws, directives, restrictions, guidelines, responses, or recommendations of, or promulgated by, any Governmental Body, including the Centers for Disease Control and Prevention and the World Health Organization, or other reasonable actions taken, in each case, in connection with or in response to COVID-19.

“Data Protection Requirements” means, collectively, (a) all applicable Privacy Laws (including EU GDPR, U.K. GDPR, the Gramm Leach Bliley Act, the Health Insurance Portability and Accountability Act, the Children’s On-Line Privacy Protection Act, U.S. comprehensive state privacy laws, and the China Personal Information Protection Act), (b) the Company Privacy Policies and (c) contractual terms to which the Company and its Subsidiaries are bound, with respect to the receipt, collection, compilation, use storage, sharing, safeguarding, security (both technical and physical), disposal, destruction, transmission, disclosure, Processing, retention, disposal, data protection, data privacy, data security, data breach notification, or transfer (including cross-border data transfer) or use of Company Data.

“Deferred Cash Interest Amount” has the meaning set forth in the Term Loan Credit Agreement.

“Dialectic Term Loans” has the meaning set forth in the Term Loan Credit Agreement.

“Effect” means an effect, event, change, occurrence, development, condition or circumstance.

“Employee Plan” means any compensation, employment, individual consulting, individual independent contractor, salary, bonus, commission, vacation, deferred compensation, incentive compensation, stock purchase, equity or equity-based, phantom equity, severance pay, termination pay, death benefit, disability benefit, hospitalization, medical, dental, vision, health and welfare, life insurance, flexible benefits, supplemental unemployment benefit, profit-sharing, pension, retirement, change of control, transaction bonus, retention, perquisite, relocation, repatriation or expatriation plan, policy, practice, program, agreement, arrangement or Contract and each other “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), whether or not subject to ERISA and whether written or unwritten.

“Encumbrance” means any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), encumbrance, preference, priority, license or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including any conditional sale or other title retention agreement, the interest of a lessor under any capital lease (or financing lease having substantially the same economic effect as any of the foregoing), and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code as adopted in the State of New York from time to time or comparable law of any jurisdiction.

“Enforceability Exceptions” means legal limitations on enforceability: (a) arising from applicable bankruptcy and other similar Laws affecting the rights of creditors generally; (b) arising from Laws governing specific performance, injunctive relief, and other equitable remedies, whether considered in a proceeding at law or in equity; and (c) based on any indemnity against liabilities under securities laws in connection with the offering, sale or issuance of securities.

“Entity” means any corporation (including any nonprofit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company, or joint stock company), firm, society or other enterprise, association, organization or entity.

“Environmental Law” means any federal, state, local, or foreign Law relating to pollution or human health, worker health, natural resources, or the environment (including ambient air, surface water, ground water, land surface, or subsurface strata), including any Law or regulation relating to emissions, discharges, Releases or threatened Releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, membership or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” of any Person means any other Person (whether or not incorporated) that, together with such Person, is or was at the relevant time considered under common control with or treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934.

“Fraud” means, with respect to any Person, common law fraud under the Laws of the State of Delaware, by such Person in the making of the representations and warranties in Article II or Article III of this Agreement, as applicable, involving an actual and intentional misrepresentation of a material existing fact, with knowledge of its falsity and made for the purpose of inducing the other Parties to act, and upon which the other party justifiably relies with resulting damages. For the avoidance of doubt, Fraud shall not include any claim for equitable fraud, constructive fraud, promissory fraud, unfair dealings fraud, fraud by reckless or negligent misrepresentations or any tort based on negligence or recklessness.

“Governmental Authorization” means any (a) permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law or (b) right under any Contract with any Governmental Body.

“Governmental Body” means any (a) nation, state, supra-national body, commonwealth, province, territory, county, municipality, district, or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign, or other government; (c) governmental or quasi-governmental authority of any nature, including any governmental division, department, agency, commission, instrumentality, official, ministry, foundation, center, self-regulatory organization (including Nasdaq) or other organization, unit, body or Entity; or (d) any court, arbitrator or other tribunal.

“Group” has the meaning set forth in Section 13(d)(3) of the Exchange Act.

“Hazardous Materials” means any waste, material, or substance that is listed, regulated or defined under any Environmental Law as a contaminant, pollutant, chemical substance, or as hazardous or toxic (or words of similar import), including asbestos, toxic mold, radioactive materials, polychlorinated biphenyls, per and polyfluoroalkyl substances, petroleum or petroleum-derived substance or waste.

“Indebtedness” means , with respect to any Person, (a) indebtedness of such Person for borrowed money, (b) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable, (c) the capitalized liability under all capital and finance leases of such Person (determined in accordance with GAAP), (d) any outstanding amounts owed by such person for the deferred purchase price of property, (e) any amounts payable by such Person as a result of terminating any interest rate swap, currency swap, forward currency or interest rate contracts or other interest rate or currency hedging arrangements, (f) all outstanding reimbursement obligations in respect of drawn letters of credit issued for the account of, or on behalf of, such Person, and (g) all obligations of the type referred to any in the foregoing clauses (a) through (f) of other Persons for the payment of which such first Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including any guarantee of such obligations.

“Intellectual Property Rights” means any intellectual property rights, including any of the following arising pursuant to the Laws of any jurisdiction throughout the world, whether registered or unregistered: (a) trademarks, service marks, trade dress, logos, brands, trade names, company names and similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by any of the foregoing; (b) copyrights, works of authorship and database rights, together with all common law rights and moral rights therein; (c) trade secrets, proprietary know-how and, to the extent protectable under the Law and confidential, designs, processes, procedures, data, databases, drawings, specifications, records, formulae, methods and confidential business information (collectively, “Trade Secrets”); (d) industrial property rights, patents and other patent rights (including any and all substitutions, revisions, divisions, continuations, continuations-in-part, provisionals, interferences, reexaminations and reissues of the foregoing, as well as invention disclosures relating thereto) (collectively, “Patents”); (e) rights in Software (including rights in source code, object code and related documentation and specifications); (f) name, image, likeness, biographical information and rights of publicity; and (g) Internet domain names, social media account identifiers and URLs; in each case, including any applications, registrations, issuances, extensions and renewals for any of the foregoing with any Governmental Body or internet domain name registrar.

“Indemnitee Group” means, in respect of any Dialectic Indemnitee, the Dialectic Indemnitee Group, and in respect of any OC III Indemnitee, the OC III Indemnitee Group.

“Intervening Event” means any Effect that materially affects the business, assets or operations of the Company and that was not known to the Company Board as of or prior to the date hereof (or if known, the consequences of which are not known nor reasonably foreseeable by the Company Board as of or prior to the date hereof); provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of an Alternative Transaction Proposal or any matter relating thereto or consequence thereof; (b) any change in the price, or change in trading volume, of the Company Common Stock, in and of itself; (c) the mere fact, in and of itself, that the Company meets or exceeds any internal or published financial projections or forecasts for any period ending on or after the date hereof; (d) the public announcement, execution, delivery or performance of this Agreement, the identity of Dialectic or the pendency or consummation of the Transactions; or (e) changes in general economic or geopolitical conditions, or changes in conditions in the global, international or U.S. economy generally; provided, however, that the exceptions to this clause contained in (b) and (c) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred.

“IRS” means the Internal Revenue Service.

“IT Assets” means hardware, Software, systems, networks, databases, websites, applications and other information technology assets and equipment, including any data on any of the foregoing, and all documentation relating to any of the foregoing.

“Knowledge” means, with respect to the matter in question when used with respect to the Company or any of its Affiliates, the actual knowledge of the individuals listed on Section 1.1 of the Company Disclosure Letter.

“Law” means any federal, state, local, municipal, foreign, multinational or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, rule, regulation or other legal requirement (excluding contractual terms and clauses) issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body or under the authority of Nasdaq, or any Order.

“Legal Proceeding” means any action, claim, suit, complaint, litigation, arbitration, proceeding (including any civil, criminal, administrative or appellate proceeding), hearing, inquiry, audit, examination, investigation or other proceeding commenced, brought, conducted, or heard by or before, or otherwise involving, any court, arbitrator or other Governmental Body.

“Lender Material Adverse Effect” means, in respect of any Lender, an Effect that, individually or in the aggregate with all other Effects, would reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of such Lender to perform its obligations under this Agreement or to consummate the Transactions by the End Date.

“Lender Parties” means, in respect of any Lender, such Lender or any of its current, former or future equityholders, members, Representatives or Affiliates.

“Losses” means any loss, demand claim, damage, liability, cost, deficiency, obligation, judgment, fine, award, royalty, Tax (without duplication), penalties and costs and expenses paid in investigation or defense (including attorneys’ fees and expenses), and amounts paid in settlement of the foregoing.

“Malicious Code” means any undisclosed or hidden device or feature designed to disrupt, disable, or otherwise impair the functioning of any Software or IT Assets or any “back door,” “time bomb”, “Trojan horse,” “worm,” “drop dead device,” or other malicious Software that permit unauthorized access, disclosure or use or the unauthorized disablement or destruction of such Software or IT Assets.

“MOIC Amount” has the meaning set forth in the Term Loan Credit Agreement.

“Nasdaq” means the Nasdaq Stock Market LLC or any successor thereto.

“Net Cash Proceeds” has the meaning set forth in the Term Loan Credit Agreement.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Order” means any judgment, order, ruling, decision, writ, injunction, decree, ruling, verdict or arbitration award of, or any conciliation or other agreement with, any Governmental Body.

“Parties” means the Company and the Lenders.

“Payment In Full” means “Payment In Full” as defined in the Term Loan Credit Agreement after giving effect to the Fifteenth Term Loan Amendment.

“Permitted Company Indebtedness” means, with respect to the Company and its Subsidiaries, Indebtedness under the Term Loan Credit Agreement.

“Permitted Encumbrance” means (a) any Encumbrance for Taxes that is either (i) not yet due and payable or (ii) being contested in good faith by appropriate proceedings and for which adequate reserves have been established in the consolidated financial statements of the Company to the extent required by GAAP, (b) any Encumbrance representing the right of any customer, supplier or subcontractor in the ordinary course of business under the terms of any Contract to which the relevant party is a party or under general principles of commercial or government contract Law (including mechanic’s, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, landlords’ and similar liens granted or which arise in the ordinary course of business and for which amounts thereunder are not yet delinquent or are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in the consolidated financial statements of the Company to the extent required by GAAP), (c) in the case of any Contract, any Encumbrance that is a restriction against the transfer or assignment thereof and is included in the terms of such Contract, (d) any Encumbrance for which appropriate reserves have been established in the consolidated financial statements of the Company, (e) any defect, imperfection of title, or other Encumbrance not materially interfering with the conduct of the business of the Company and its Subsidiaries in the ordinary course, (f) in the case of real property, (i) the rights of landlords, licensors or grantors under Company Leases set forth therein, (ii) any Encumbrances to which the fee (or any superior leasehold) interest in Company Leased Real Property is subject, (iii) all zoning, entitlement, building and other land use regulations imposed by Governmental Bodies having jurisdiction over such real property not materially interfering with, and not violated by, the conduct of the business of the Company and its Subsidiaries in the ordinary course thereat, (iv) any matters that would be disclosed by a current, accurate survey or physical inspection of Company Owned Real Property so long any such matters, individually or in the aggregate, do not and would not reasonably be expected to materially impair the present use, utility or value of the applicable real property or otherwise would not materially impair the present or contemplated business operations at such location and (v) any Encumbrance that is an easement, right-of-way, encroachment, covenant, restriction, condition, or other similar Encumbrance that, individually or in the aggregate, does not and would not reasonably be expected to materially impair the use (or contemplated use), utility or value of the applicable real property or otherwise materially impair the present or contemplated business operations at such location, and (g) Encumbrances granted pursuant to, or permitted by, Permitted Company Indebtedness.

“Person” means any individual, Entity or Governmental Body.

“Personal Data” means, in addition to any definition for any similar term (e.g., “personal data,” “personally identifiable information,” “nonpublic personal data,” Sensitive Data, or the equivalent under any Data Protection Requirement), any information that: (a) relates to an identified or identifiable individual, household or device, or that may be used to identify an individual, household or device, including name, street address, telephone number, email address, photograph, social security number, driver’s license number, passport number, government ID number, financial account information, username and password combinations or customer or account number; data regarding an individual’s activities online or on a mobile device or application, IP addresses, device identifiers, or other persistent identifiers; or (b) is governed, regulated or protected by Data Protection Requirements. Personal Data may relate to any individual, including a current, prospective or former customer, end user or employee of any person or entity, and includes information in any form or media, whether paper, electronic or otherwise.

“Privacy Laws” means all Laws, rules, regulatory guidance and decisions, legal requirements, contractual terms to which the Company and its Subsidiaries are bound, and binding industry or self-regulatory rules or standards relating to the receipt, collection, compilation, use, storage, sharing, safeguarding, security (both technical and physical), disposal, destruction, transmission, disclosure, Processing, retention, disposal, data protection, data privacy, data security, data breach notification, or transfer (including cross-border data transfer) or use of Company Data, and wiretapping, the interception of electronic communications, the tracking or monitoring of online activity, and marketing email, text message or telephone communications.

“Process”, “Processed” or “Processing” means any operation or set of operations which is performed on data or set of data, including Personal Data, Sensitive Data and sets of Personal Data and/or Sensitive Data, whether or not by automated means (including AI), including the receipt, adaptation, alignment, alteration, collection, combination, compilation, consultation, creation, derivation, destruction, disclosure, disposal, dissemination, erasure, interception, maintenance, making available, organizing, recording, restriction, retention, retrieval, storage, structuring, transmission, training of AI, transfer (including cross-border transfers), security measures with respect thereto or use thereof.

“Release” means any emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, disposal, migration, or release of Hazardous Materials from any source into or upon the environment, including any abandonment or discarding of barrels, containers, and other closed receptacles containing Hazardous Materials.

“Representatives” means, with respect to any Person, such Person’s officers, directors, employees, managers, attorneys, accountants, investment bankers, consultants, agents, financial advisors, other advisors, financing sources and other representatives.

“Sanctioned Country” means, at any time, a country, region or territory that is the target of comprehensive sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic regions of Ukraine).

“Sanctioned Person” means any Person that: (a) is listed in any Sanctions-related list of designated Persons maintained by the United States (including OFAC or the U.S. Department of State), the United Nations Security Council, the European Union or any member state, or the United Kingdom; (b) is operating, organized, or ordinarily resident in a Sanctioned Country; (c) a Governmental Body of a Sanctioned Country; (d) owned 50% or more or controlled by, or acting for or on behalf of, any such Person or Persons; or (e) is otherwise targeted by Sanctions.

“Sanctions” means any economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the United States (including OFAC and the U.S. Department of State), the United Nations Security Council, the European Union or any member state, or the United Kingdom (including His Majesty’s Treasury of the United Kingdom).

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933.

“Sensitive Data” means (a) in addition to any definition for any similar term (e.g., “sensitive information,” “special categories,” etc.), or the equivalent under the applicable Data Protection Requirement), and any information, any data involving genetic information, biometric data, political opinions, racial or ethnic origin, precise geolocation information, data concerning health, trade union membership, religious or philosophical beliefs, data concerning sex life or sexual orientation, and (b) other confidential or proprietary business information or Trade Secrets.

“Software” means all computer programs, including all software implementation of algorithms, models, formulas and methodologies, whether in source code, object code, human readable form or other form, and all documentation relating to any of the foregoing.

“Specified Data Breach” means (a) any unauthorized, inadvertent or unlawful access, loss, interruption of access, misuse (by any means), alteration, destruction, unauthorized disclosure, acquisition, transmission or transfer of Company Data Processed by the Company or its Subsidiaries or by any third-party service provider on behalf of the Company or any of its Subsidiaries (including as a result of denial-of-service or ransomware attacks), (b) any other act or omission by the Company or any of its Subsidiaries that compromises the security, integrity, or confidentiality of Company Data or requires notification under applicable Data Protection Requirements, and (c) any phishing, ransomware, credential stuffing, denial-of-service, security failure, fraud, denial of service (DoS) or other cyberattack that results in a monetary loss to or business disruption affecting the Company or any of its Subsidiaries.

“Subsidiary” means, with respect to a Person, any other Person, whether incorporated or unincorporated, of which (a) at least 50% of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions, (b) a general partner interest or (c) a managing member interest, in each case, is directly or indirectly owned or controlled by such Person or by one or more of its Subsidiaries.

“Superior Proposal” means any written Alternative Transaction Proposal that is on terms that the Company Board determines in good faith (after consultation with its outside legal counsel and financial advisors) and after taking into account such factors as the Company Board considers to be appropriate, including the legal, financial, regulatory and other aspects of such Alternative Transaction Proposal (including the risks, conditions and timing of the consummation of such proposal) and this Agreement, (a) is reasonably capable of being consummated in accordance with its terms, and (b) if consummated would result in a transaction more favorable to the Company’s stockholders (solely in their capacities as such) from a financial point of view, than the Stockholder Approval Transactions (taking into account any proposed amendment or modification proposed by Dialectic pursuant to Section 4.4(f)). For purposes of the reference to “Alternative Transaction Proposal” in this definition, all references to “20%” shall be deemed to be references to “50%,” and with respect to clause (B) of the definition of “Alternative Transaction Proposal, such Superior Proposal must also involve the purchase or acquisition directly or indirectly (including through a series or related transactions) of 50% or more of the aggregate outstanding voting or equity securities of the Company on an as converted basis (including with respect to convertible debt instruments accounting for any price reset or similar provision).

“Takeover Laws” means any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” “business combination statute or regulation,” or other similar state anti-takeover Laws and regulations.

“Tax” or “Taxes” means any tax of any kind whatsoever (including any income tax, franchise tax, license tax, capital gains tax, gross receipts tax, value-added tax, surtax, estimated tax, employment or unemployment tax, severance tax, excise tax, ad valorem tax, transfer tax, alternative minimum tax, documentation or stamp tax, sales tax, use tax, property tax, business tax, digital tax, withholding tax, or payroll tax), including any interest, penalty, or addition thereto, whether disputed or not, in each case, imposed, assessed, or collected by or under the authority of any Governmental Body.

“Tax Return” means any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate, claim for refund or other document or information, including any amendment thereof, filed with or submitted to, or required to be filed with or submitted to, any Taxing Authority in connection with the determination, assessment, collection, or payment of any Tax.

“Taxing Authority” means any Governmental Body exercising Tax regulatory authority or otherwise imposing or administering any Tax.

“Term Loan Obligations” means the “Obligations” as defined in the Term Loan Credit Agreement.

“Trade Laws” means (a) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered, or enforced by the U.S. government, including the Arms Export Control Act (22 U.S.C. § 1778), the International Emergency Economic Powers Act (50 U.S.C. §§ 1701–1706), Section 999 of the Code, the U.S. customs laws at Title 19 of the U.S. Code, the Export Control Reform Act of 2018 (50 U.S.C. §§ 4801-4861), the International Traffic in Arms Regulations (22 C.F.R. Parts 120–130), the Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. customs regulations at 19 C.F.R. Chapter 1, the Foreign Trade Regulations (15 C.F.R. Part 30), and the Uyghur Forced Labor Prevention Act (Public Law No. 117-78); and (b) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered or enforced by any other country, except to the extent inconsistent with U.S. Law.

“Train” means, in relation to an AI Technology, the activities comprised in training, testing, validating, and fine-tuning that AI Technology, and “Trained” shall have a corresponding meaning.

“Training Data” means training data, validation data, and test data or databases used to train or improve an algorithm or artificial intelligence.

“Transaction Documents” means this Agreement, the Company Disclosure Letter, the Fifteenth Term Loan Amendment, the Restated Intercreditor Agreement, the Forbearance Warrant, the Warrant Registration Rights Agreement, the Convertible Notes, the Convertible Notes Indentures, the Notes Registration Rights Agreement and the Confidentiality Agreement and any and all other agreements or certificates delivered by any Party pursuant to the terms of this Agreement.

“Treasury Regulations” means the regulations promulgated under the Code.

“Unpaid Transaction Expenses” means all of the reasonable and invoiced expenses (including all reasonable and invoiced fees and expenses of counsel, accountants, consultants and investors) incurred by Dialectic and its Affiliates in connection with this Agreement and the Transactions prior to the Closing Date or Termination Date, as applicable, including any such expenses incurred in connection with Dialectic’s acquisition of Term Loans in April 2025, but excluding, for the avoidance of doubt, any such expenses already paid by the Company prior to the Closing Date or Termination Date, as applicable.

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, and any similar foreign, state or local law.

“Willful Breach” means any material breach of any covenant or agreement set forth in this Agreement prior to the date of its termination that is a consequence of any act, or failure to act, undertaken by the breaching Party with the knowledge that the taking of such act, or failure to act, would result in such breach.

Other capitalized terms used herein and not defined in this Exhibit A shall have the meanings assigned to such terms in the following Sections:

Additional Liquidity	Section 4.3(b	)
Additional Notes Issuance	Section 4.3(b	)
Additional Notes Issuance Approval	Section 2.5
Agent	Recitals
Chosen Courts	Section 8.4(b	)
Claim Notice	Section 7.4(a	)
Closing	Section 1.1
Closing Date	Section 1.1
Company	Preamble
Company Balance Sheet	Section 2.8
Company Board	Recitals
Company Board Recommendation	Recitals
Company Common Stock	Recitals
Company Fundamental Representations	Section 7.1
Company Leased Real Property	Section 2.9(b	)
Company Material Contract	Section 2.12
Company Owned Real Property	Section 2.9(a	)
Company Related Party Transaction	Section 2.23
Company SEC Documents	Section 2.6(a	)
Company Stockholder Meeting	Section 4.1(e	)
Company Warrants	Section 2.2(d	)
Convertible Notes	Recitals
Convertible Notes Indenture	Recitals
Debt Exchange	Recitals
Debt Exchange Approval	Section 2.5
Delaware Law	Section 2.1(a	)
DGCL	Section 2.5
Dialectic	Preamble
Dialectic Indemnitee	Section 7.2
Dialectic Indemnitee Group	Section 7.2
Dollars / $	Section 8.11(h	)
EEA	Section 2.11(c	)
ELOC	Recitals
End Date	Section 6.1(b	)
Excess Proceeds	Recitals
Fifteenth Term Loan Amendment	Recitals
First Significant Modification	Section 4.6(c	)
Forbearance Warrant	Recitals
Forbearance Warrant Excess Issuance Approval	Section 2.5
Forbearance Warrant Excess Shares	Section 2.5
Forbearance Warrant FMV	Section 4.6(a	)
Forbearance Warrant Issuance	Recitals
GAAP	Section 2.6(b	)
Indemnitee	Section 7.2

Intended Tax Treatment	Section 4.6
Legal Restraint	Section 5.1(b	)
Lender(s)	Preamble
LVS XXXIII	Preamble
LVS XL	Preamble
Non-Recourse Parties	Section 8.12
Notes Registration Rights Agreement	Recitals
OC III Lenders	Preamble
OC III Indemnitee	Section 7.2
OC III Indemnitee Group	Section 7.2
Proxy Statement	Section 4.1(a	)
Reference Date	Section 2.2(a	)
Representation Documents	Section 2.25(a	)
Restated Intercreditor Agreement	Recitals
Retained Proceeds	Recitals
Revolving Credit Agreement	Recitals
Revolving Credit Facility	Recitals
Revolving Lender	Recitals
Signing Excess Proceeds	Recitals
Specified Purposes	Section 4.3(a	)
Statement of Unpaid Transaction Expenses	Section 1.4
Term Loan Credit Agreement	Recitals
Term Loans	Recitals
Termination Date	Section 6.2
Third-Party Claim	Section 7.4(a	)
Thirteenth Term Loan Amendment	Recitals
Threshold	Section 7.3(a	)
Transactions	Recitals
U.K.	Section 2.11(c	)
Warrant Registration Rights Agreement	Recitals

EXHIBIT B

FORM OF CONVERTIBLE NOTES

See attached.

[FORM OF FACE OF NOTE]

[Global Notes Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

[Transfer Restricted Notes Legend]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN “INSTITUTIONAL” ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT (IF AVAILABLE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) INSIDE THE UNITED STATES TO AN “INSTITUTIONAL” ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT) THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH ACCREDITED INVESTOR, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER EVIDENCE SATISFACTORY TO EACH OF THEM) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

[Regulation S Legend]

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

[Definitive Notes Legend]

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

[FORM OF FACE OF NOTE]

10.00% PIK SENIOR SECURED EXCHANGEABLE NOTES DUE 2028

No.	CUSIP No.: ISIN:

QUANTUM CORPORATION, a Delaware corporation, promises to pay to CEDE & CO., or registered assigns, the principal sum of $ (  ) on [  ], 2028.

Interest Payment Dates: Annually [  ], commencing [  ], 202[ ].

Record Dates: [  ].

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed as of the _____ day of ___________.

QUANTUM CORPORATION

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee, certifies that this is one of the Notes referred to in the Indenture.

By:
Authorized Officer

Additional provisions of this Note are set forth on the other side of this Note.

[FORM OF REVERSE SIDE OF NOTE]

10.00% PIK Senior Secured Convertible Notes due 2028

Interest. Quantum Corporation, a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company shall pay interest annually, in arrears, on [ ] of each year, commencing [ ], 2025. The Company shall pay interest on the Notes in in kind (“PIK Interest”). Any such PIK Interest shall be paid in accordance with Section 2.14(b) of the Indenture (each a “PIK Payment”).

Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

1. Method of Payment

The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are registered holders of Notes at the close of business on the [ ] next preceding the applicable interest payment date even if the Notes are canceled after the record date and on or before the interest payment date. Holders must surrender the Notes to a Paying Agent to collect principal payments. The Company shall pay principal in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Cash payments in respect of the Notes represented by a Global Note (including principal, premium and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company (the “Depository”). The Company shall make all cash payments in respect of a certificated Note (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that cash payments on the Notes may also be made, in the case of a Holder of at least $[ ] aggregate principal amount of Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

At all times, PIK Interest on the Notes shall be payable in accordance with Section 2.14 of the Indenture.

2. Paying Agent, Exchange Agent and Registrar

Initially, U.S. Bank Trust Company, National Association (the “Trustee”), shall act as Paying Agent, Exchange Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestic Wholly Owned Subsidiaries may act as Paying Agent, Exchange Agent, Registrar or co-registrar.

3. Indenture

The Company issued the Notes under an Indenture dated as of [  ], 2025 (the “Indenture”), among the Company, the Guarantors party thereto from time to time, the Trustee and the Notes Collateral Agent. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by express reference to the Trust Indenture Act of 1939 (15 U.S.C. 77aaa-77bbbb) as in effect on the date of the Indenture (the “TIA”). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of those terms.

The Notes are senior secured obligations of the Company and can be issued in an initial amount of up to $[  ] and additional amounts as part of the same series under the Indenture up to $[ ]. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional indebtedness, pay dividends or make distributions in respect of their capital stock, purchase or redeem capital stock, enter into transactions with stockholders or certain affiliates, create liens or consolidate, merge or sell all or substantially all of its assets. These limitations are subject to significant exceptions set forth in the Indenture.

The Guarantors (including each Subsidiary of the Company that is required to guarantee the Guarantor Obligations pursuant to the Indenture) shall jointly and severally guarantee the Guarantor Obligations pursuant to the terms of the Indenture.

4. Company Mandatory Exchange

As provided in, and subject to the terms of, Section 3.02 of the Indenture, the Company may, at its election and subject to satisfaction of the Equity Conditions (as defined in the Indenture), require the exchange of all or a portion of the then-outstanding principal amount of the Notes (together with any accrued and unpaid interest and any other amounts payable thereon) into shares of Common Stock at the then-applicable Exchange Price, in accordance with the schedule and conditions set forth in the Indenture (a “Company Mandatory Exchange”). The Company may effect a Company Mandatory Exchange only if the conditions specified in the Indenture are satisfied, including, but not limited to, the requirement that the shares of Common Stock underlying the Notes to be issued upon conversion are eligible for sale pursuant to an effective registration statement under the Securities Act of 1933, as amended, and that no more than twenty percent (20%) of the aggregate principal amount of the Notes has been mandatorily converted in any rolling thirty (30)-day period.

If the Company elects to effect a Company Mandatory Exchange, it will deliver a notice to the Holders, the Trustee, and the Exchange Agent specifying, among other things, (i) that the Notes have been called for Company Mandatory Exchange, (ii) the applicable schedule and percentage of the Note Outstanding Amount subject to such exchange, (iii) the date on which such exchange will occur (the “Mandatory Exchange Date”), (iv) the Exchange Price and the number of shares of Common Stock to be issued for each $1,000 principal amount of Notes, (v) the name and address of the Paying Agent and the Exchange Agent, and (vi) reasonable evidence of satisfaction of the Equity Conditions as of the notice date. The Company Mandatory Exchange shall be effected on a pro rata basis among all outstanding Notes, and each Holder shall be required to exchange the same proportion of the principal amount of its Notes as is required of all other Holders.

Upon the Mandatory Exchange Date, the Company shall deliver to the Holders the applicable number of shares of Common Stock (and any fractional shares, rounded up to the nearest whole share) in accordance with the procedures set forth in the Indenture. From and after the Mandatory Exchange Date, unless the Company fails to deliver the shares of Common Stock as required, interest shall cease to accrue on the Note Outstanding Amount subject to the Company Mandatory Exchange. The procedures for settlement, delivery of shares, treatment of fractional shares, and payment of taxes in connection with a Company Mandatory Exchange shall be governed by, and subject to, Article X of the Indenture.

5. Sinking Fund

The Notes are not subject to any sinking fund.

6. Right of Holders to Require the Company to Repurchase Notes upon a Delisting Event

As provided in, and subject to the terms of, Section 3.05 of the Indenture, if a Delisting Event occurs, then each Holder will have the right to require the Company to repurchase such Holder’s Notes (or any portion thereof in amounts of $1.00 or whole multiples of $1.00 in excess thereof) for cash in amount equal to 100% of the principal amount of Notes subject to repurchase plus accrued and unpaid interest, if any, on such Notes to, but excluding, the applicable Delisting Event Repurchase Date.

7. Exchange Consideration

The Holder of this Note may exchange this Note into Exchange Consideration in the manner, and subject to the terms, set forth in Article X of the Indenture.

8. Denominations; Transfer; Exchange

The Notes are in registered form in minimum denominations of $1.00 and integral multiples of $1.00 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Note that has been surrendered for exchange into shares of Common Stock (except to the extent that any portion of such Note is not subject to exchange), that is subject to a Delisting Event Repurchase Notice validly delivered and not withdrawn, that is subject to a Company Mandatory Exchange in accordance with Article III of the Indenture, or for a period beginning 10 days before an interest payment date.

9. Persons Deemed Owners

The registered Holder of this Note may be treated as the owner of it for all purposes.

10. Unclaimed Money

If money for the payment of principal, premium or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

11. Amendment, Supplement and Waiver

The Indenture, the Notes or the Guarantees may be amended or supplemented as provided in Article IX of the Indenture.

12. Defaults and Remedies

If an Event of Default occurs and is continuing, the Trustee or the Holders of not less than 30% in aggregate principal amount of the Notes then outstanding, subject to certain limitations, may declare all the Notes to be immediately due and payable. Certain events of bankruptcy or insolvency are Events of Default and shall result in the Notes being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Required Holders may direct the Trustee in its exercise of any trust or power under the Indenture. The Required Holders, by written notice to the Company and the Trustee, may rescind any declaration of acceleration and its consequences if the rescission would not conflict with any judgment or decree, and if all existing Events of Default have been cured or waived except non-payment of principal or interest that has become due solely because of the acceleration.

13. Security

The Notes shall be secured by the Collateral on the terms and subject to the conditions set forth in the Indenture and other Security Documents. The Trustee and the Notes Collateral Agent, as the case may be, hold the Collateral in trust for the benefit of the Holders of the Notes, in each case pursuant to the Security Documents. Each Holder, by accepting this Note, consents and agrees to the terms of the Security Documents (including the provisions providing for the release of Collateral) as the same may be in effect or may be amended from time to time in accordance with their terms and the Indenture and authorizes and directs the Notes Collateral Agent to enter into the Security Documents on the Issue Date, and at any time after Issue Date, as applicable, and to perform its obligations and exercise its rights thereunder in accordance therewith.

14. Trustee Dealings with the Company

Subject to certain limitations imposed by the TIA and incorporated by reference into the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

15. No Recourse Against Others

A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

16. Authentication

This Note shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Note.

17. Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

18. Governing Law

THE INDENTURE, THIS NOTE AND THE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

19. ISINs and CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused ISINs and/or CUSIP numbers to be printed on the Notes and has directed the Trustee to use ISINs and/or CUSIP numbers in notices as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint _____________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

Sign exactly as your name appears on the other side of this Note.

In connection with any transfer of any of the Notes evidenced by this certificate occurring while the Notes are Transfer Restricted Notes after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

☐ (1) pursuant to an effective registration statement under the Securities Act of 1933; or

☐ (2) to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

☐ (3) outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act of 1933 in compliance with Rule 904 under the Securities Act of 1933; or

☐ (4) pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933; or

☐ (5) (i) pursuant to and in compliance with an exemption from the registration requirements of the Securities Act of 1933 other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State in the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act; or

☐ (6) to the Company or a Subsidiary of either of the foregoing; or

☐ (7) to the registrar for registration in the name of the holder, without transfer; or

☐ (8) pursuant to any other available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if boxes (3), (4), (5) or (8) are checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Date:

Your Signature:

Signature Guarantee:

Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

NOTICE: To be executed by an executive officer

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The initial principal amount of this Global Note is $_______. The following increases or decreases in this Global Note have been made (including as a result of payments of PIK Interest):

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

EXHIBIT C

FORM OF CONVERTIBLE NOTES INDENTURE

See attached.

QUANTUM CORPORATION,

THE GUARANTORS PARTIES HERETO

AND

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

AS TRUSTEE AND NOTES COLLATERAL AGENT

10.00% PIK SENIOR SECURED CONVERTIBLE NOTES DUE 2028

INDENTURE

DATED AS OF [    ], 2025

2

3

EXHIBITS

Exhibit A	Provisions Relating to the Notes
Appendix I to Exhibit A	Form of Notes
Exhibit B	Form of Certificate to Be Delivered in Connection with Transfers Pursuant to Regulation S
Exhibit C	Form of Supplemental Indenture to Add Guarantors
Exhibit D	Form of Intercreditor Agreement
Exhibit E	Form of Notice of Exchange
Exhibit F	Form of Compliance Certificate
Exhibit G	Form of Security Agreement

SCHEDULES

Schedule 1.01(A)	Leasehold Interest
Schedule 1.01(B)	Liens
Schedule 1.01(C)	Permitted Indebtedness
Schedule 1.01(D)	Pledged Collateral
Schedule 4.22	Guarantees
Schedule 4.35	Compliance with ERISA
Schedule 12.03	Perfection of Security Interest
Schedule 12.09	Receivables; Deposit Accounts and Security Accounts

4

INDENTURE, dated as of [ ], 2025, among QUANTUM CORPORATION, a corporation duly organized and existing under the laws of Delaware (the “Company”), the Guarantors (as defined herein) party hereto from time to time and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Notes Collateral Agent”).

Each party hereto agrees as follows for the benefit of the other parties hereto and for the equal and ratable benefit of the Holders (as defined herein) of (i) the Company’s 10.00% PIK Senior Secured Convertible Notes due 2028 issued on the date hereof in an aggregate principal amount of $[ ] in exchange for senior secured term loans held by the Holders on the Closing Date under the Credit Agreement (each as defined herein) (the “Initial Notes”) and the guarantees thereof by the Guarantors (as defined herein) and (ii) if and when issued pursuant to the terms of this Indenture, up to $[ ] of additional 10.00% PIK Senior Secured Convertible Notes due 2028 that may be offered [from time to time subsequent to / as of] the Closing Date as provided for in this Indenture (the “Additional Notes”) and the guarantees thereof by the Guarantors:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions.

“2025 Equity Line of Credit” means the sale of shares of Common Stock pursuant to that certain Standby Equity Purchase Agreement, dated as of January 25, 2025, between the Company and YA II PN, Ltd.

“Acquired Indebtedness” means Indebtedness of a Person whose assets or Equity Interests are acquired by a Company Group Obligor or any of its Subsidiaries in a Permitted Acquisition or other Permitted Investment; provided that such Indebtedness (a) was in existence prior to the date of such Permitted Acquisition or other Permitted Investment and (b) was not incurred in connection with, or in contemplation of, such Permitted Acquisition or other Permitted Investment.

“Additional Reporting Period” means the period commencing upon the occurrence of an Additional Reporting Triggering Event and ending upon the occurrence of an Additional Reporting Satisfaction Event.

“Additional Reporting Satisfaction Event” means the earliest date after the occurrence of an Additional Reporting Triggering Event on which EBITDA for the Company and its Subsidiaries, on a consolidated basis (tested by reference to the financial statements with respect to such fiscal quarter delivered (or required to be delivered) to the Trustee and Holders pursuant to Section 13.07) is greater than $0.

“Additional Reporting Triggering Event” means if, at the end of any fiscal quarter of the Company (commencing with the fiscal quarter ending December 31, 2025 and tested by reference to the financial statements with respect to such fiscal quarter delivered (or required to be delivered) to the Trustee and the Holders pursuant to Section 13.07), EBITDA for the Company and its Subsidiaries, on a consolidated basis, being less than $0; provided that, (i) with respect to the fiscal quarter ending December 31, 2025, EBITDA shall be calculated for the one fiscal quarter period then ended, (ii) with respect to the fiscal quarter ending March 31, 2026, EBITDA shall be calculated for the two consecutive fiscal quarter period then ended and (iii) with respect to the fiscal quarter ending June 30, 2026, EBITDA shall be calculated for the three consecutive fiscal quarter period then ended.

“Affiliate” of any Person means (a) any Person who, directly or indirectly, is in control of, is controlled by or is under common control with such Person or (b) any Person who is a director, manager, member, managing member, general partner or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person means the power, direct or indirect, (x) solely for the purposes of Section 4.27, to vote 10% or more of the Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for any such Person, and (y) for all other purposes, to vote a majority of the Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for any such Person or to direct or cause the direction of the management and policies of such Person whether by ownership of Equity Interests, contract or otherwise. For the avoidance of doubt, no Holder, in its capacity as a holder of Equity Interests of the Company, shall constitute an Affiliate of the Company.

5

“Anti-Terrorism Laws” means any Laws applicable to any Company Group Obligor relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, modified, supplemented or replaced from time to time, including Executive Order No. 13224, the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC (as any of the foregoing laws may from time to time be amended, renewed, extended, or replaced).

“Applicable Law” means all laws, rules and regulations applicable to the Person, conduct, transaction, covenant, Other Document or contract in question, including all applicable common law and equitable principles, all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations, treaties, directives and orders of any Governmental Body, and all binding orders, judgments and decrees of all courts and arbitrators.

“Approved Electronic Communication” means each notice, demand, communication, information, document and other material transmitted, posted or otherwise made or communicated by e-mail, e-fax or any other equivalent electronic service agreed to by the Trustee or the Notes Collateral Agent, as applicable, whether owned, operated or hosted by the Trustee, the Notes Collateral Agent, any Holder, any of their Affiliates or any other Person, that any party is obligated to, or otherwise chooses to, provide to the Trustee, the Notes Collateral Agent or the Holders pursuant to this Indenture or any Other Document, including any financial statement, financial and other report, notice, request, certificate and other information material; provided that Approved Electronic Communications shall not include any notice, demand, communication, information, document or other material that the Trustee, the Notes Collateral Agent or the Required Holders specifically instruct a Person to deliver in physical form.

“Average Liquidity” means, for any period of determination, the quotient obtained by dividing (a) the sum of Liquidity for each day during the applicable period ending on the day immediately preceding such date of determination by (b) the number of days in such period.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Laws” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors, or any arrangement, reorganization, insolvency, moratorium, assignment for the benefit of creditors, any other marshalling of the assets or liabilities of the Company or any of its Subsidiaries, or similar law affecting creditors’ rights generally.

“Board of Directors” means, as to any Person, the board of directors or managers, as applicable, of such Person or any direct or indirect parent of such Person (or, if such Person is a partnership, the board of directors or other governing body of the general partner of such Person) or any duly authorized committee thereof.

“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America, or any successor thereto.

“Business Day” means any day other than a Saturday or Sunday or a legal holiday on which commercial banks in New York, New York, or the city in which the Trustee’s office is located are authorized or required by law to be closed for business, or, if no Notes are outstanding, the city in which the principal corporate trust office of the Trustee is located.

“Buy-In Payment Amount” means, with respect to any Exchange Failure, an amount in cash equal to the excess, if any, of (x) the Buy-In Price over (y) the product of (i) the number of Exchange Shares subject to the applicable Exchange Failure multiplied by (ii) the Exchange Price applicable to the Voluntary Exchange or Mandatory Exchange, as applicable, relating to such Exchange Failure.

“Buy-In Price” means the total purchase price (including brokerage commissions, stock loan costs and other out-of-pocket expenses) actually paid by any Holder (or any Affiliate of such Holder acting on its behalf) to purchase or otherwise acquire shares of Common Stock to settle a sale or other bona fide disposition made in anticipation of receiving Exchange Shares in respect of a Voluntary Exchange or Mandatory Exchange, as applicable, that became subject to an Exchange Failure.

6

“Capital Lease” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

“Capitalized Lease Obligation” means, with respect to any Person, obligations of such Person under a Capital Lease.

“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s, (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $500,000,000, (e) deposit accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the full amount maintained with any such other bank is insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or any recognized securities dealer having combined capital and surplus of not less than $500,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (d) above, (g) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, and (h) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above.

“Cash Management Policy” means that certain Domestic Investment Policy of the Company, as approved by its Board of Directors and as in effect on the Closing Date.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §§9601 et seq.

“Change of Control” means:

(a) any person or group of persons (within the meaning of Section 13(d) or 14(a) of the Exchange Act), other than one or more Permitted Holders, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under the Exchange Act) of thirty-five percent (35%) or more of the voting Equity Interests of the Company;

(b) any person or group of persons, other than one or more Permitted Holders, shall have acquired, by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, control over the Equity Interests of such persons entitled to vote for members of the Board of Directors of the Company (on a fully diluted basis and taking into account all such Equity Interests that such person or group of persons has the right to acquire pursuant to any option right) representing thirty-five percent (35%) or more of the combined voting power of such Equity Interests;

(c) except pursuant to a transaction permitted hereunder, the failure of the Company to beneficially own, directly or indirectly (on a fully diluted basis), 100% of the voting Equity Interests of any other Company Group Obligor; or

(d) any “change of control” or similar event (however denominated) shall occur under any indenture or other agreement with respect to Material Indebtedness of any Company Group Obligor.

“Charges” means all taxes, charges, fees, imposts, levies or other assessments, including all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license,

7

withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing authority or other Governmental Body, domestic or foreign (including the PBGC or any environmental agency or superfund), upon the Collateral, any Company Group Obligor or any of its Subsidiaries or Affiliates.

“Close of Business” means 5:00 p.m., New York City time.

“Closing Date” means [ ], 20[ ].

“Code” means the Internal Revenue Code of 1986, as the same may be amended, modified or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

“Collateral” means and includes all right, title and interest of each Company Group Obligor in all of the following property and assets of such Company Group Obligor, in each case whether now existing or hereafter arising or created and whether now owned or hereafter acquired and wherever located:

(a) all Receivables and all supporting obligations relating thereto;

(b) all Equipment and fixtures;

(c) all general intangibles (including all payment intangibles and all software) and all supporting obligations related thereto;

(d) all Inventory;

(e) all Subsidiary Stock, securities, Investment Property, and financial assets;

(f) all Real Property;

(g) all Intellectual Property, including, as applicable, all (i) reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals, reversions and extensions of the foregoing, (ii) goodwill of the business connected with the use of, and symbolized by, each trademark and trademark application, (iii) any claims for damages by way of any past, present, or future infringement of any of the foregoing and proceeds thereof (including, without limitation, any proceeds resulting under insurance policies), and (iv) all cash, income, royalties, fees, other proceeds, Receivables, accounts and general intangibles that consist of rights of payment to or on behalf of any Company Group Obligor, proceeds from the sale, licensing or other disposition of all or any part of, or rights in, the foregoing by or on behalf of any Company Group Obligor, and all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof;

(h) all contract rights, rights of payment which have been earned under a contract, chattel paper (including electronic chattel paper and tangible chattel paper), commercial tort claims (whether now existing or hereafter arising); documents (including all warehouse receipts and bills of lading), deposit accounts, goods, instruments (including promissory notes), letters of credit (whether or not the respective letter of credit is evidenced by a writing) and letter-of-credit rights, cash and cash equivalents, certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), security agreements, eminent domain proceeds, condemnation proceeds, commercial tort claim proceeds and all supporting obligations;

(i) all ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by any Company Group Obligor or in which it has an interest), computer programs, tapes, disks and documents, and any other books and records, including all of such property relating to the property described in clauses (a) through and including (h) of this definition;

(j) all proceeds and products of the property described in clauses (a) through and including (i) of this definition, in whatever form; and

8

(k) all Pledged Collateral.

It is the intention of the parties that if the Notes Collateral Agent shall fail to have a perfected Lien in any particular property or assets of any Company Group Obligor for any reason whatsoever, but the provisions of this Indenture and/or of the Other Documents, together with all financing statements and other public filings relating to Liens filed or recorded against the Company Group Obligor, would be sufficient to create a perfected Lien in any property or assets that such Company Group Obligor may receive upon the Disposition of such particular property or assets, then all such “proceeds” of such particular property or assets shall be included in the Collateral as original collateral that is the subject of a direct and original grant of a security interest as provided for herein and in the Other Documents (and not merely as proceeds (as defined in Article 9 of the Uniform Commercial Code) in which a security interest is created or arises solely pursuant to Section 9-315 of the Uniform Commercial Code).

Notwithstanding the forgoing, Collateral shall not include any Excluded Property.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Company Group Obligors” means, collectively, the Company and the Guarantors.

“Compliance Certificate” means a compliance certificate substantially in the form of Exhibit F hereto to be signed by a Financial Officer of the Company.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, or the dismissal or appointment of the management, of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Control Agreement” means a control agreement, in form and substance reasonably satisfactory to the Trustee, the Notes Collateral Agent and the Required Holders, executed and delivered by a Company Group Obligor, the Trustee, the Notes Collateral Agent, the Term Loan Agent (if applicable) and the applicable depository bank (with respect to a Depository Account) or securities intermediary (with respect to a securities account).

“Controlled Group” means, at any time, each Company Group Obligor and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with any Company Group Obligor, are treated as a single employer under Section 414 of the Code.

“Convertible Notes Documents” means, collectively, the following (as the same may be amended, restated, refinanced or otherwise modified from time to time to the extent not prohibited by the Intercreditor Agreement): (a) this Indenture; (b) the Notes; (c) the Registration Rights Agreement; (d) the other Security Documents; (e) the Intercreditor Agreement; (f) the Other Documents; and (g) other operative agreements evidencing or governing the Convertible Notes Obligations and each other agreement entered into for the purpose of securing the Convertible Notes Obligations.

“Convertible Notes Obligations” means all obligations, liabilities and indebtedness (monetary (including post-petition interest, fees and other charges whether or not allowed or allowable) or otherwise) of each Company Group Obligor under the Convertible Notes Documents owing to any Secured Party, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due.

“Corporate Trust Office” means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at U.S. Bank Trust Company, National Association, West Side Flats St Paul, 111 Fillmore Ave. E., Saint Paul, MN 55107, Attention: Global Corporate Trust – Quantum Corporation Administrator.

“COVID-19 Debt” means any Indebtedness incurred under the Paycheck Protection Program or any similar program provided by a U.S. Governmental Body as part of a stimulus package associated with the COVID-19 pandemic.

“Credit Agreement” means that certain Term Loan Credit and Security Agreement, dated as of August 5, 2021 (as amended, restated, supplemented or otherwise modified from time to time, including by the Fifteenth Amendment), by and among the Loan Parties, the Term Loan Agent, and the Term Loan Lenders party thereto from time to time.

9

“Currency Exchange Rate” means, with respect to a currency, the rate determined by the Company in good faith as the spot rate for the purchase of such currency with another currency.

“Customer” means and includes the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with any Company Group Obligor, pursuant to which such Company Group Obligor is to deliver any personal property or perform any services.

“Daily VWAP” means, for any Trading Day, the per share volume-weighted average price of the Common Stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “QMCO <EQUITY> AQR” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or, if such volume weighted average price is unavailable, the market value of one share of Common Stock on such Trading Day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm selected by the Company). The Daily VWAP will be determined without regard to afterhours trading or any other trading outside of the regular trading session.

“Default” means an event, circumstance or condition which, with the giving of notice or passage of time or both, would constitute an Event of Default.

“Delisting Event” means any of the following events: (a) the Common Stock ceases to be listed or quoted for trading on any of The New York Stock Exchange, The NASDAQ Global Market, or The NASDAQ Global Select Market (or any of their respective successors), and is not contemporaneously listed or quoted for trading on another U.S. national securities exchange; or (b) the Common Stock is suspended from trading from any such exchange for a period of more than thirty (30) consecutive Trading Days (other than as a result of a voluntary delisting in connection with a transaction that constitutes a Merger Event in which the Notes become convertible into cash or listed securities of a successor entity or its parent, in accordance with Section 10.12).

“Delisting Event Repurchase Date” means a Business Day of the Company’s choosing that is no more than thirty-five (35), nor less than twenty (20), Business Days after the Company sends the related Delisting Event Repurchase Notice; provided that, notwithstanding the foregoing or anything to the contrary provided in this Indenture, the Delisting Event Repurchase Date will be subject to postponement to the extent necessary to comply with the applicable rules under the Exchange Act.

“Delisting Event Repurchase Notice” means a notice (including a notice substantially in the form of the “Delisting Event Repurchase Notice” set forth in Appendix I to Exhibit A) containing the information, or otherwise complying with the requirements, set forth in Section 3.05(e).

“Delisting Event Repurchase Price” means an amount in cash equal to (a) 100% of the principal amount of the Notes subject to such Repurchase Upon Delisting Event plus (b) accrued and unpaid interest (which shall be deemed to accrue at the PIK Rate) on such Notes to (but excluding) the applicable Delisting Event Repurchase Date, subject to Section 3.05(b).

“Depository Accounts” means depositary accounts to which all proceeds of Collateral are deposited by the Company Group Obligors (other than with respect to Excluded Accounts) subject to Control Agreements.

“Directing Creditors” has the meaning assigned to such term in the Intercreditor Agreement.

“Discharge of OC III Term Loans” means (a) Discharge of Fourth Amendment Loan Obligations (as such term is defined in the Intercreditor Agreement) and (b) Discharge of OC III Senior Term Loan Obligations (as such term is defined in the Intercreditor Agreement).

“Discharge of Senior Priority Obligations” has the meaning assigned to such term in the Intercreditor Agreement.

10

“Disposition” means, with respect to any particular property or asset (other than cash or Cash Equivalents), the sale, lease, license, exchange, transfer or other disposition of such property or asset, and to “Dispose” of any particular property or asset shall mean to sell, lease, license, exchange, transfer or otherwise dispose of such property or asset.

“Disqualified Equity Interests” means any Equity Interests which, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition, (a) mature or are mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or are redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is one hundred eighty (180) days following the Maturity Date (excluding any provisions requiring redemption upon a “change of control” or similar event; provided that such “change of control” or similar event results in the Payment in Full of the Convertible Notes Obligations), (b) are convertible into or exchangeable for (i) debt securities or (ii) any Equity Interests referred to in (a) above, in each case, at any time on or prior to the date that is one hundred eighty (180) days following the Maturity Date, or (c) are entitled to receive scheduled dividends or distributions in cash prior to the time that the Convertible Notes Obligations are Paid in Full.

“Dollar” and the sign “$” means lawful money of the United States of America.

“Dollar Equivalent” means, as of any date of determination, (a) as to any amount denominated in Dollars, the amount thereof as of such date of determination, and (b) as to any amount denominated in another currency, the equivalent amount thereof in Dollars as determined by the Trustee or the Notes Collateral Agent on the basis of the Currency Exchange Rate for the purchase of Dollars with such currency in effect on such date of determination.

“DTC” means The Depository Trust Company, a New York corporation, and its successors.

“EBITDA” means, for any period, with respect to the Company and its Subsidiaries, on a consolidated basis, the result of:

(a) net income (or loss) for such period; minus

(b) without duplication, the sum of the following amounts for such period (in each case to the extent included in determining net income (or loss) for such period);

(i) tax credits based on income, profits or capital, including federal, foreign, state, franchise and similar taxes;

(ii) extraordinary, unusual, or non-recurring revenue, income and gains;

(iii) interest income;

(iv) income arising by reason of the application of FAS 141R;

(v) gains attributable to Investments in joint ventures and partnerships to the extent not distributed in cash to the Company and its Subsidiaries;

(vi) cash or non-cash exchange, translation or performance gains relating to any Interest Rate Hedge, Foreign Currency Hedge or foreign currency exchange transaction, and;

(vii) extraordinary, unusual or non-recurring non-cash gains or income (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced EBITDA in any prior Reference Period (as defined below)); plus

(c) without duplication, the sum of the following amounts for such Reference Period (in each case to the extent included in determining net income (or loss) for such Reference Period):

(i) extraordinary, unusual, or non-recurring cash costs, cash expenses and cash losses, severance, facility closure costs and other restructuring charges, costs or reserves; provided that the aggregate amount of all such costs, expenses, losses, charges and reserves added to net income

11

pursuant to this clause (c)(i) shall not exceed (x) $5,000,000 in any Reference Period; provided that, together with each Compliance Certificate delivered pursuant to Section 13.06 or Section 13.07 for each Reference Period ending on or after the Closing Date, the Company shall provide the Trustee and Notes Collateral Agent with a reasonably detailed itemization of all such costs, expenses, losses, charges and reserves added to net income pursuant to this clause (c)(i),

(ii) Interest Expense,

(iii) cash or non-cash exchange, translation, or performance losses relating to any Interest Rate Hedge, Foreign Currency Hedge or foreign currency exchange transaction,

(iv) tax expense based on income, profits or capital, including federal, foreign, state, franchise, excise, VAT, property, withholding and similar taxes (and for the avoidance of doubt, specifically excluding any sales taxes or any other taxes held in trust for a Governmental Body),

(v) depreciation and amortization expenses,

(vi) service parts lower of cost or market non-cash adjustment up to an aggregate amount not to exceed $2,000,000 in any fiscal quarter,

(vii) reasonable costs, expenses, and fees (whether paid in cash, capitalized through amortization or written off) (A) incurred at any time prior to, on, or within the six (6) month period following the Closing Date or any Issue Date, in each case, in connection with the transactions contemplated by this Indenture or (B) incurred at any time prior to, on, or within the six (6) month period following September 23, 2025 in connection with Fifteenth Amendment Transactions,

(viii) [reserved],

(ix) non-cash compensation expenses (including deferred non-cash compensation expenses), or other non-cash expenses or charges, arising from the sale or issuance of Equity Interests, the granting of stock options, and the granting of stock appreciation rights and similar arrangements (including any repricing, amendment, modification, substitution, or change of any such Equity Interests, stock option, stock appreciation rights, or similar arrangements), minus the amount of any such expenses or charges when paid in cash to the extent not deducted in the computation of net income (or loss),

(x) expenses reimbursed in cash by a third Person pursuant to an indemnity or guaranty in favor of the Company or any of its Subsidiaries to the extent such amounts are actually received by the Company or any of its Subsidiaries during such Reference Period,

(xi) with respect to any Permitted Acquisition or other Permitted Investment consummated after August 5, 2021,

(A) out-of-pocket costs, fees, charges or expenses paid by the Company or any of its Subsidiaries to any Person for services performed by such Person in connection with such Permitted Acquisition or other Permitted Investment to the extent incurred on or within 180 days prior to the consummation of such Permitted Acquisition or other Permitted Investment;

(B) purchase accounting adjustments, including, without limitation, a dollar for dollar adjustment for that portion of revenue that would have been recorded in the relevant period had the balance of deferred revenue (unearned income) recorded on the closing balance sheet and before application of purchase accounting not been adjusted downward to fair value to be recorded on the opening balance sheet in accordance with GAAP purchase accounting rules; and

(C) non-cash adjustments in accordance with GAAP purchase accounting rules under FASB Statement No. 141R and EITF Issue No. 01-3, in the event that such an adjustment is required by the Company’s independent auditors, in each case, as determined in accordance with GAAP;

provided, that, any amounts added back pursuant to clause (c)(xi)(A) shall not exceed 10% of EBITDA for such Reference Period (prior to giving effect to clause (c)(xi)(A)),

(xii) non-cash losses, expenses, and charges attributable to Investments in joint ventures and partnerships,

(xiii) non-cash losses on sales or write-downs of assets, non-cash amortization or debt issuance costs, non-cash costs or charges associated with the issuance of any warrants issued by the Company prior to the August 5, 2021, the Fourth Amendment Warrants, the Tenth Amendment Warrants, the warrants issued pursuant to the Fifteenth Amendment Transaction Agreement and any other warrants issued to the Lenders and any other non-cash charges or losses in accordance with GAAP; provided that if any such non-cash items represent an accrual or reserve for potential cash items in any future period, (A) the Company Group Obligors may elect not to add back such non-cash item in the current period and (B) to the extent the Company Group Obligors elect to add back any such non-cash item, the cash payment in respect thereof in such future period shall be subtracted from EBITDA to such extent, and

(xiv) losses and costs arising from the extinguishment of Indebtedness under the Notes, the other Convertible Notes Documents, the Prior Loan Documents, the Credit Agreement or the Other Credit Agreement Documents, or otherwise in connection with the Fifteenth Amendment Transactions.

12

Notwithstanding the foregoing or any other provisions of this Indenture or the Notes to the contrary, (x) for purposes of calculating EBITDA for any fiscal period of four (4) consecutive fiscal quarters (each, a “Reference Period”), (A) if at any time during such Reference Period, the Company or any of its Subsidiaries shall have made a Permitted Acquisition or other Permitted Investment, EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Permitted Acquisition or other Permitted Investment had occurred on the first day of the applicable Reference Period (including pro forma adjustments arising out of events which are directly attributable to such Permitted Acquisition or other Permitted Investment, are factually supportable, and are expected to have a continuing impact, in each case to be mutually and reasonably agreed upon by the Company Group Obligors and the Required Holders) and (B) if at any time during such Reference Period, the Company or any of its Subsidiaries shall have made any Disposition of any division or line of business outside the ordinary course of business that is permitted under this Indenture, EBITDA for such Reference Period shall be reduced by an amount equal to the EBITDA (if positive) attributable to the property that is the subject of such Disposition for such Reference Period or increased by an amount equal to the EBITDA (if negative) attributable thereto for such Reference Period, and (y) to the extent that any portion of the COVID-19 Debt is forgiven during any fiscal quarter, such portion shall be ignored for purposes of calculating EBITDA for each period of four (4) consecutive fiscal quarters that includes such fiscal quarter.

“Environmental Laws” means all federal, state and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes as well as common laws, relating to the protection of the environment, human health and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Materials and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state, international and local governmental agencies and authorities with respect thereto.

“Equipment” has the meaning given to the term “equipment” in the Uniform Commercial Code.

“Equity Conditions” means the satisfaction of each of the following:

(a) the shares of Common Stock to be issued upon exchange for the portion of the Notes being so exchanged are, at the time of such exchange, eligible for resale by the Holders pursuant to an effective registration statement under the Securities Act;

(b) in connection with a Company Mandatory Exchange, no more than 20% of the Note Outstanding Amount has been exchanged pursuant to one or more Company Mandatory Exchanges in the 30-day period prior to the Company Mandatory Exchange Notice Date; and

(c) the Company is not, at the time of such exchange, imposing, and will not impose during the 20 calendar days following such exchange, any black-out period or other restriction that would prohibit or restrict the trading of the shares of Common Stock to be issued upon such exchange.

“Equity Interests” means, with respect to any Person, any and all shares, rights to purchase from such Person, options, warrants, general, limited or limited liability partnership interests, member interests, participation or other equivalents of or interest in (regardless of how designated) equity of such Person, whether voting or nonvoting, including common stock, preferred stock, convertible securities or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act), including in each case all rights relating to such Equity Interests, whether arising under the Organizational Documents of the Person issuing such Equity Interests or under the Applicable Laws of such issuer’s jurisdiction of organization relating to the formation, existence and governance of corporations, limited liability companies or partnerships or business trusts or other legal entities, as the case may be.

“ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended, modified or supplemented from time to time and the rules and regulations promulgated thereunder.

13

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Failure” means the failure of the Company, with respect to any Mandatory Exchange or Voluntary Exchange, to settle such delivery of Exchange Shares in accordance with terms of Article III or Article X, as applicable, on or prior to the applicable Exchange Date.

“Exchange Price” means, initially, $10.00 per share of Common Stock, as adjusted or reset as set forth in this Indenture, including Section 10.06; provided that, prior to the Closing Date, if the terms of this Indenture would have adjusted or reset the Exchange Price, including a reset pursuant to Section 10.06, had the Indenture been in effect prior to the Closing Date, the initial Exchange Price shall be such adjusted or reset Exchange Price as of the Closing Date; provided further that whenever this Indenture refers to the Exchange Price as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Exchange Price immediately after the Close of Business on such date.

“Exchange Shares” means the shares of Common Stock issuable by the Company to the applicable Holder upon exchange, conversion or settlement of any portion of the Notes pursuant to Article III or Article X, as applicable.

“Excluded Accounts” means (a) deposit accounts of the Company and its Subsidiaries maintained at one or more depository banks located in the United States having an aggregate amount on deposit in all such accounts of not more than $250,000 at any one time, (b) deposit accounts of the Company and its Subsidiaries maintained at depository banks located outside of the United States having an aggregate amount on deposit in all such accounts of not more than $2,000,000 at any one time, (c) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for employees of the Company or any of its Subsidiaries and (d) deposit accounts or securities accounts of the Company and its Subsidiaries maintained for the sole purpose of providing deposits permitted pursuant to clause (k) of the definition of “Permitted Encumbrances.”

“Excluded Property” means: (a) any lease, license (including from a Governmental Body), state or local franchise, charter or authorization, license agreement, permit, contract or agreement to which any Company Group Obligor is a party, and any of its rights or interests thereunder, if and to the extent that a security interest therein (i) is prohibited by or in violation of any Applicable Law or a term, provision or condition of any such lease, license, franchise, charter, authorization, license agreement, permit, contract or agreement or (ii) would require governmental consent, approval, license or authorization (unless in each case, such Applicable Law, term, provision or condition or the requirement for such consent, approval, license or authorization would be rendered ineffective with respect to the creation of such security interest pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other Applicable Law); provided, however, that the foregoing shall cease to be treated as “Excluded Property” (and shall constitute Collateral) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, such security interest shall attach immediately to any portion of such lease, license, franchise, charter, authorization, contract or agreement not subject to the prohibitions specified in clauses (i) or (ii) above; provided, further that Excluded Property shall not include any proceeds of any such lease, license, franchise, charter, authorization, contract or agreement or any goodwill of the Company Group Obligors’ business associated therewith or attributable thereto; (b) Excluded Accounts; (c) any Real Property of any Company Group Obligor with a fair market value of less than $1,000,000; (d) Equity Interests issued by any Foreign Subsidiary other than Equity Interests described in clause (b) of the definition of Subsidiary Stock; (e) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the United States Patent and Trademark Office of a “statement to allege use” or an “amendment to allege use” with respect thereto, such intent-to-use trademark application shall be considered Collateral; (f) commercial tort claims where the amount of damages claimed by the applicable Company Group Obligor is less than $500,000; (g) Margin Stock (to the extent a security interest therein would violate the provisions of the regulations of the Board of Governors, including Regulation T, Regulation U or Regulation X) and Equity Interests in any Person other than wholly-owned Subsidiaries that cannot be pledged without the consent of unaffiliated third parties; and (h) any assets located outside the United States to the extent that such assets require action under the law of any non-U.S. jurisdiction to create or perfect a security interest in such assets under such non-U.S. jurisdiction, including any intellectual property registered in any non-U.S. jurisdiction, to the extent that the Required Holders determine in their reasonable discretion that the cost of obtaining such perfected security interest in such non-U.S. jurisdiction outweighs the value to the Holders of obtaining such perfected security interest.

14

“Extraordinary Receipts” means the Net Cash Proceeds received by any Company Group Obligor or any of its Subsidiaries not in the Ordinary Course of Business (and not consisting of (x) proceeds from the sale of Inventory or (y) proceeds or other amounts described in clauses (a) or (b) of the definition of “Net Cash Proceeds”), including, without limitation, (a) proceeds under any insurance policy on account of damage or destruction of any assets or property of such Company Group Obligor or Subsidiary, (b) condemnation awards (and payments in lieu thereof), (c) indemnity payments, (d) foreign, United States, state or local tax refunds, (e) pension plan reversions and (f) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action.

“Fifteenth Amendment” has the meaning set forth in the definition of “Fifteenth Amendment Transaction Agreement.”

“Fifteenth Amendment Transaction Agreement” has the meaning set forth in the Fifteenth Amendment to the Credit Agreement, dated as of September 23, 2025 (the “Fifteenth Amendment”), by and among the Loan Parties, the Term Loan Agent, and the Term Loan Lenders party thereto.

“Fifteenth Amendment Transactions” has the meaning set forth in the Credit Agreement.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company.

“Flood Laws” means all Applicable Laws relating to policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform Act of 1994 and other Applicable Laws related thereto.

“Forbearance Warrant” means that certain warrant issued to the Initial Purchaser on September 23, 2025.

“Foreign Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United Kingdom or any European Union Central Bank or issued by any agency thereof and backed by the full faith and credit of the United Kingdom or any European Union Central Bank, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state, province or territory of the United Kingdom or any European Union Central Bank, or any political subdivision of any such state, province, territory or country or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s, (c) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United Kingdom or any European Union Central Bank at the date of acquisition thereof combined capital and surplus of not less than the Dollar Equivalent of $500,000,000, (d) deposit accounts maintained with (i) any bank that satisfies the criteria described in clause (c) above, or (ii) any other bank organized under the laws of the United Kingdom so long as the full amount maintained with any such other bank is insured by the Financial Services Compensation Scheme, (e) repurchase obligations of any commercial bank satisfying the requirements of clause (c) of this definition or any recognized securities dealer having combined capital and surplus of not less than the Dollar Equivalent of $500,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (c) above, (f) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (c) above, and (g) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (f) above.

“Foreign Currency Hedge” means any foreign exchange transaction, including spot and forward foreign currency purchases and sales, listed or over-the-counter options on foreign currencies, non-deliverable forwards and options, foreign currency swap agreements, currency exchange rate price hedging arrangements, and any other similar transaction providing for the purchase of one currency in exchange for the sale of another currency.

“Foreign Subsidiary” means (a) any Subsidiary of any Person that is not organized or incorporated in the United States, any State or territory thereof or the District of Columbia, or (b) any Subsidiary of any Person that is organized or incorporated in the United States, any State or territory thereof or the District of Columbia that owns (directly or indirectly) no assets other than Equity Interests and/or debt interests of one or more Subsidiaries described in clause (a) above and other de minimis assets.

“Format Development Agreement” means: (a) the Format Development Agreement, dated March 10, 2016, among the Company, Hewlett-Packard Company (“HP”) and International Business Machines Corporation (“IBM”)

15

relating to LTO8; (b) the Format Development Agreement, dated August 20, 2012, between the Company, HP, and IBM relating to LTO7; (c) the Format Development Agreement, dated August 24, 2009, between the Company, HP and IBM relating to LTO6; (d) the Format Development Agreement, dated March 23, 2007, between the Company, HP and IBM relating to LTO 5; (e) the Format Development Agreement, dated August 18, 2005, between the Company, HP and IBM relating to LTO4; (f) the Format Development Agreement, dated January 22, 2003, between Certance LLC, HP and IBM relating to LTO3; and (g) any prior or subsequent format development agreement relating to LTO to which the Company or any Subsidiary is a party.

“Fourth Amendment” means the Fourth Amendment to Credit Agreement, dated as of June 1, 2023, by and among the Term Loan Agent, the Term Loan Lenders party thereto, and the Loan Parties.

“Fourth Amendment Warrants” has the meaning set forth in Section 5(u) of the Fourth Amendment.

“GAAP” means generally accepted accounting principles in the United States of America in effect from time to time.

“Government Securities” means direct obligations (or certificates representing an ownership interest in such obligations) of, or obligations guaranteed by, the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer’s option.

“Governmental Body” means any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to a government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“guarantee” means, with respect to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person:

(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise); or

(b) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided that the term “guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “guarantee” used as a verb has a corresponding meaning.

“Guarantees” or “Guaranty” means any guaranty of the Convertible Notes Obligations executed by a Guarantor in favor of the Trustee or Notes Collateral Agent for its benefit and for the ratable benefit of Holders. Each such Guarantee will be in the form prescribed in this Indenture.

“Guarantor” means each Subsidiary of the Company that provides a Guarantee in accordance with this Indenture; provided that upon the release or discharge of the such Subsidiary from its Guarantee in accordance with this Indenture, such Subsidiary shall cease to be a Guarantor.

“Hazardous Materials” means, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, Hazardous Wastes, hazardous or Toxic Substances or related materials as defined in or subject to regulation under Environmental Laws.

16

“Hazardous Wastes” means all waste materials subject to regulation under CERCLA, RCRA or applicable state law, and any other applicable Federal and state laws now in force or hereafter enacted relating to hazardous waste disposal.

“Holder” means the Person in whose name a Note is registered on the Registrar’s books.

“Immaterial Subsidiary” means, at any time, any Subsidiary of any Company Group Obligor (a) designated as such by the Company after the Closing Date in a written notice delivered to the Trustee and Notes Collateral Agent and (b) which does not (i) (x) own or generate any Receivables or Inventory, (y) have revenues in any fiscal year in excess of $250,000 (other than, in the case of Quantum International, revenue generated through foreign branch offices pursuant to the Transfer Pricing Program) and (z) receive or generate any royalty revenue or (ii) own, hold or have an exclusive license to use any Material Intellectual Property; it being understood that, as of the Closing Date, each of (1) Advanced Digital Information Corporation, a Washington corporation, (2) Certance (US) Holdings, Inc., a Delaware corporation, (3) Certance Holdings Corporation, a Delaware corporation, (4) Certance LLC, a Delaware limited liability company, (5) Quantum International, (6) Quantum India Development Center Private Ltd. and (7) Quantum Government shall be deemed to be an “Immaterial Subsidiary.”

“Indebtedness” means, as to any Person at any time, any and all indebtedness, obligations or liabilities of such Person (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (a) borrowed money; (b) amounts received under or liabilities in respect of any note purchase or acceptance credit facility, and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) all Capitalized Lease Obligations; (d) reimbursement obligations (contingent or otherwise) under any letter of credit agreement, banker’s acceptance agreement or similar arrangement that have been drawn but not yet reimbursed; (e) obligations (determined as the mark-to-market value(s)) under any Interest Rate Hedge, Foreign Currency Hedge, or other interest rate management device, foreign currency exchange agreement, currency swap agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement, in each case, after taking into account the effect of any legally enforceable netting arrangement relating to such obligations; (f) any other advances of credit made to or on behalf of such Person or any other transaction (including forward sale or purchase agreements and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements including to finance the purchase price of property or services and all obligations of such Person to pay the deferred purchase price of property or services (but excluding (1) trade payables and accrued expenses incurred in the Ordinary Course of Business which are not represented by a promissory note or other evidence of indebtedness (and, for the avoidance of doubt, any royalty payments payable in the Ordinary Course of Business in respect of non-exclusive licenses) and (2) the consideration payable in respect of any acquisition or other Permitted Investment); (g) all Equity Interests of such Person subject to repurchase or redemption rights or obligations (excluding repurchases or redemptions at the sole option of such Person); (h) all indebtedness, obligations or liabilities secured by a Lien on any asset of such Person, whether or not such indebtedness, obligations or liabilities are otherwise an obligation of such Person; (i) all obligations of such Person for “earnouts,” purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature of such Person arising out of purchase and sale contracts and in each case to the extent appearing as a liability on such Person’s balance sheet in accordance with GAAP; (j) off-balance sheet liabilities of such Person; (k) obligations arising under bonus, deferred compensation, incentive compensation or similar arrangements, other than those arising in the Ordinary Course of Business; and (l) any guaranty of any indebtedness, obligations or liabilities of a type described in the foregoing clauses (a) through (k).

“Indenture” means this Indenture, as supplemented from time to time.

“Initial Purchaser” means Dialectic Technology SPV LLC.

“Initial Purchaser Disposition Date” means the first date on which the Initial Purchaser, together with its Affiliates and affiliated funds, no longer beneficially owns, in the aggregate, at least 50% of the aggregate principal amount of Initial Notes, counting for this purpose any Exchange Shares (or, after a Merger Event, the applicable Reference Property in a form other than cash) received upon exchange, conversion or settlement of any portion of the Initial Notes, but only to the extent then beneficially owned and only up to the principal amount of Initial Notes surrendered for such Exchange Shares (or Reference Property). Beneficial ownership shall be determined in accordance with Rule 13d-3 under the Exchange Act.

17

“Insolvency or Liquidation Proceeding” has the meaning assigned to such term in the Intercreditor Agreement.

“Insolvency Event” means, with respect to any Person, including without limitation any Customer, that such Person or such Person’s direct or indirect Parent (a) becomes the subject of a bankruptcy or insolvency proceeding (including any proceeding under Title 11 of the United States Code), or regulatory restrictions, (b) has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it or has called a meeting of its creditors, (c) admits in writing its inability, or is generally unable, to pay its debts as they become due or ceases operations of its present business, (d) with respect to a Holder, is unable to perform hereunder due to the application of Applicable Law, or (e) has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment of a type described in clauses (a) or (b), provided that an Insolvency Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person or such Person’s direct or indirect Parent by a Governmental Body or instrumentality thereof if, and only if, such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Body or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Intellectual Property” means property constituting a patent, copyright, trademark, service mark, trade name, mask work, trade secrets or design right under Applicable Law (and any registration or application in respect of the foregoing), including any such property to which a Company Group Obligor has a license or other right to use any of the foregoing under Applicable Law.

“Intercreditor Agreement” means that certain Second Amended and Restated Intercreditor Agreement, dated as of September 23, 2025, among the Term Loan Agent and the other parties named therein, as acknowledged and agreed to by the Company Group Obligors, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Interest Expense” means, for any period, the aggregate interest expense of the Company and its Subsidiaries, on a consolidated basis, for such period, determined in accordance with GAAP.

“Interest Rate Hedge” means an interest rate exchange, collar, cap, swap, floor, adjustable strike cap, adjustable strike corridor, cross-currency swap or similar agreement entered into by any Company Group Obligor or any of its Subsidiaries in order to provide protection to, or minimize the impact upon, any Company Group Obligor or its Subsidiaries of increasing floating rates of interest applicable to Indebtedness.

“Inventory” means and includes as to each Company Group Obligor all of such Company Group Obligor’s inventory (as defined in Article 9 of the Uniform Commercial Code) and all of such Company Group Obligor’s goods, merchandise and other personal property, wherever located, to be furnished under any consignment arrangement, contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Company Group Obligor’s business or used in selling or furnishing such goods, merchandise and other personal property, and all Documents. For the purpose of this definition, “Document” shall have the meaning given to the term “document” in the Uniform Commercial Code.

“Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, capital contributions (excluding (a) commission, travel, moving expenses and similar advances to officers and employees of such Person made in the Ordinary Course of Business and (b) bona fide accounts receivable arising in the ordinary course of business), or acquisitions of Indebtedness, Equity Interests or all or substantially all of the assets of such other Person (or of any division or business line of such other Person). The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustment for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

“Investment Property” means and includes, with respect to any Person, all of such Person’s now owned or hereafter acquired securities (whether certificated or uncertificated), securities entitlements, securities accounts, commodities contracts and commodities accounts, and any other asset or right that would constitute “investment property” under the Uniform Commercial Code.

18

“Investment Property Collateral” means all Collateral comprised of Investment Property.

“Junior Priority Standstill Period” has the meaning assigned to such term in the Intercreditor Agreement.

“Junior Priority Obligations” has the meaning assigned to such term in the Intercreditor Agreement.

“Last Reported Sale Price” of the Common Stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of the shares of Common Stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is then listed. If the Common Stock is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of Common Stock on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted on such Trading Day, then the Last Reported Sale Price will be the average of the mid-point of the last bid price and the last ask price per share of Common Stock on such Trading Day from a nationally recognized independent investment banking firm selected by the Company.

“Leasehold Interests” means all of each Company Group Obligor’s right, title and interest in and to, and as lessee of, the premises identified as leased Real Property on Schedule 1.01(A).

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including any conditional sale or other title retention agreement, the interest of a lessor under any capital lease (or financing lease having substantially the same economic effect as any of the foregoing), and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

“Lien Waiver Agreement” means an agreement which is executed in favor of the Notes Collateral Agent by a Person who owns or occupies premises at which any Collateral may be located from time to time in form and substance reasonably satisfactory to the Trustee, the Notes Collateral Agent and the Required Holders.

“Loan Parties” mean the Company and each borrower or guarantor that is now or which hereafter become a party to the Credit Agreement (together with their respective successors and assigns).

“Liquidity” means, as of any date of determination, the aggregate amount of all Qualified Cash on such date.

“LTO Consortium” means any Person party to a Format Development Agreement.

“LTO Program” means assets (including Intellectual Property) and revenue directly related and attributable to the Linear Tape-Open (“LTO”) format for which a Format Development Agreement exists.

“LTO Subsidiary” means Quantum LTO Holdings, LLC, a Delaware limited liability company and wholly-owned Subsidiary of the Company.

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” means a material adverse effect on (a) the condition (financial or otherwise), results of operations, assets, business or properties of either (i) the Company or (ii) the Company Group Obligors, taken as a whole, (b) the ability of either (i) the Company or (ii) the Company Group Obligors, taken as a whole, to duly and punctually pay or perform the Convertible Notes Obligations in accordance with the terms hereof, (c) the Notes Collateral Agent’s Liens on the Collateral or the priority of any such Lien on all or a material portion of the Collateral or (d) the practical realization of the benefits of the Trustee’s, the Notes Collateral Agent’s and each Holder’s rights and remedies under this Indenture and the Other Documents.

19

“Material Indebtedness” means Indebtedness for borrowed money (other than the Convertible Notes Obligations or any Indebtedness owing to the Company or a Subsidiary of the Company) of any Company Group Obligor to any Person with a then-outstanding principal balance (or, in the case of any Indebtedness not so denominated, with a then-outstanding total obligation amount) of $3,000,000 or more.

“Material Intellectual Property” means any Intellectual Property that is material to the business of any Company Group Obligor, individually, or the Company Group Obligors, taken as a whole, and which shall, for the avoidance of doubt, include material software owned, held or licensed by the Company Group Obligors and their Subsidiaries (other than non-exclusive software licenses granted in the ordinary course of business).

“Material Non-Public Information” means information regarding the Company, any Company Group Obligor or any of their respective securities that is material for purposes of U.S. federal securities laws and is not publicly available within the meaning of Regulation FD under the Exchange Act.

“Maturity Date” means [ ], 2028.

“Moody’s” means Moody’s Investors Service, Inc. or any successor to the rating agency business thereof.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 3(37) or 4001(a)(3) of ERISA to which contributions are required or, within the preceding five plan years, were required by any Company Group Obligor or any member of the Controlled Group.

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including any Company Group Obligor or any member of the Controlled Group) at least two of whom are not under common control, as such a plan is described in Section 4063 or 4064 of ERISA.

“Net Cash Proceeds” means:

(a) with respect to any Disposition by any Company Group Obligor or any of its Subsidiaries of any assets, the amount of cash proceeds received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Company Group Obligor or Subsidiary in connection therewith after deducting therefrom only (i) the amount of any Indebtedness secured by any Permitted Encumbrance on any asset (other than (A) the Convertible Notes Obligations and (B) Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such Disposition, (ii) reasonable fees, commissions and expenses related thereto and required to be paid by such Company Group Obligor or such Subsidiary in connection with such Disposition, (iii) taxes paid or payable to any taxing authorities by such Company Group Obligor or such Subsidiary in connection with such Disposition, in each case of clauses (i), (ii), and (iii) to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of any Company Group Obligor or any of its Subsidiaries, and are properly attributable to such transaction; and (iv) all amounts that are set aside as a reserve (A) for adjustments in respect of the purchase price of such assets, (B) for any liabilities associated with such sale or casualty, to the extent such reserve is required by GAAP, and (C) for the payment of unassumed liabilities relating to the assets sold or otherwise Disposed of at the time of, or within 30 days after, the date of such Disposition;

(b) with respect to the issuance or incurrence of any Indebtedness by any Company Group Obligor or any of its Subsidiaries, or the issuance by any Company Group Obligor or any of its Subsidiaries of any Equity Interests, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Company Group Obligor or such Subsidiary in connection with such issuance or incurrence, after deducting therefrom only (i) reasonable fees, commissions and expenses related thereto and required to be paid by such Company Group Obligor or such Subsidiary in connection with such issuance or incurrence and (ii) taxes paid or payable to any taxing authorities by such Company Group Obligor or such Subsidiary in connection with such issuance or incurrence, in each case of clauses (i) and (ii) to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of any Company Group Obligor or any of its Subsidiaries, and are properly attributable to such transaction; and

20

(c) with respect to any Extraordinary Receipts received by any Company Group Obligor or any of its Subsidiaries, the amount of cash proceeds received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Company Group Obligor or Subsidiary in connection therewith after deducting therefrom only (i) the amount of any Indebtedness secured by any Permitted Encumbrance on any asset (other than the Convertible Notes Obligations) and which is required to be, and is, repaid in connection with such Extraordinary Receipt; (ii) reasonable fees, commissions and expenses related thereto and required to be paid by such Company Group Obligor or such Subsidiary in connection with such Extraordinary Receipt; and (iii) taxes paid or payable to any taxing authorities by such Company Group Obligor or such Subsidiary in connection with such Extraordinary Receipt, in each case of clauses (i), (ii) and (iii) to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash proceeds, actually paid or payable to a Person that is not an Affiliate of any Company Group Obligor or any of its Subsidiaries, and are properly attributable to such transaction.

“Notes” means, collectively, the Initial Notes and (if permitted to be issued hereunder) the Additional Notes.

“Notes Collateral Agent” means U.S. Bank Trust Company, National Association, as collateral agent for the holders of the Notes under this Indenture and the other Security Documents and any successor pursuant to the provisions of this Indenture and other Security Documents.

“Obligations” means any principal, interest (including any interest, fees, or expenses accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest, fees, or expenses is an allowed claim under applicable state, federal or foreign law and including, for the avoidance of doubt, PIK Interest), premium, penalties, fees, indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit and bankers’ acceptances), damages and other liabilities, and guarantees of payment of such principal, interest, premium, penalties, fees, indemnifications, reimbursements, damages and other liabilities, payable under the documentation governing any indebtedness.

“OC III Priority Collateral” has the meaning assigned to such term in the Intercreditor Agreement.

“Officer” means the chief executive officer, chief marketing officer, chief financial officer, president, vice president, treasurer or assistant treasurer, secretary or assistant secretary, or other similar officer, manager or a director of the Company or any Guarantor, as applicable, and with respect to certain limited liability companies or partnerships that do not have officers, any manager, sole member, managing member or general partner thereof.

“Officer’s Certificate” means a certificate signed by an Officer of the Company.

“Open of Business” means 9:00 a.m., New York City Time.

“Opinion of Counsel” means a written opinion of counsel to the Company licensed in any State of the United States of America and applying the laws of such State or any other Person reasonably satisfactory to the Trustee.

“Ordinary Course of Business” means, with respect to any Company Group Obligor or any of its Subsidiary, the ordinary course of the business of such Company Group Obligor or such Subsidiary, as applicable.

“Organizational Documents” means, with respect to any Person, any charter, articles or certificate of incorporation, certificate of organization, registration or formation, certificate of partnership or limited partnership, bylaws, operating agreement, limited liability company agreement, or partnership agreement of such Person and any and all other applicable documents relating to such Person’s formation, organization or entity governance matters (including any shareholders’ or equity holders’ agreement or voting trust agreement) and specifically includes, without limitation, any certificates of designation for preferred stock or other forms of preferred equity.

21

“Other Documents” means the Notes, any Guaranty, the Registration Rights Agreement, any other Security Agreement, the Intercreditor Agreement, the Perfection Certificate and any and all other agreements, instruments and documents, including any subordination agreements, guaranties, pledges, trustee fee letters, powers of attorney, consents, and all other agreements, documents or instruments heretofore, now or hereafter executed by any Company Group Obligor and/or delivered to the Trustee and/or the Notes Collateral Agent or any Holder pursuant to this Indenture, in each case together with all amendments, modifications, supplements, renewals, extensions, restatements, substitutions and replacements thereto and thereof.

“Other Credit Agreement Documents” has the meaning given to the term “Other Documents” in the Credit Agreement.

“Parent” of any Person means a corporation or other entity owning, directly or indirectly, 50% or more of the Equity Interests issued by such Person having ordinary voting power to elect a majority of the directors of such Person, or other Persons performing similar functions for any such Person.

“Payment Conditions” means, on any applicable date of determination: (a) Liquidity shall be equal to or greater than $30,000,000 on such date and (b) no Event of Default shall exist or shall have occurred and be continuing on such date.

“Payment in Full” or “Paid in Full” means (a) the final payment or repayment in full, (x) in cash, in immediately available funds and/or (y) pursuant to an exchange pursuant to the terms of this Indenture, of all of the Convertible Notes Obligations, including without limitation all principal amounts, accrued and unpaid interest, fees or charges that have accrued hereunder or under any Other Document and are unpaid and the obligations of the Company Group Obligors under the Notes or this Indenture (other than contingent indemnification Obligations which pursuant to the express terms of this Indenture, the Note or any of the Other Documents survive the termination hereof or thereof but are not then asserted and are unknown) and (b) the receipt by the Trustee or the Notes Collateral Agent of cash collateral in order to secure any contingent Obligations for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to the Trustee, the Notes Collateral Agent or a Holder at such time that are reasonably expected to result in any loss, cost, damage or expense (including attorneys’ fees and legal expenses), such cash collateral to be in such amount as the Required Holders reasonably determine is appropriate to secure such contingent Obligations. If after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Obligations, the Trustee, the Notes Collateral Agent or any Holder is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue as if such payment or proceeds had not been received by the Trustee, the Notes Collateral Agent or any Holder.

“PBGC” mans the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

“Pension Benefit Plan” means at any time any “employee pension benefit plan” as defined in Section 3(2) of ERISA (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412, 430 or 436 of the Code and either (a) is maintained or to which contributions are required by any Company Group Obligor or any member of the Controlled Group or (b) has at any time within the preceding five years been maintained or to which contributions have been required by a Company Group Obligor or any entity which was at such time a member of the Controlled Group.

“Permitted Acquisition” means an acquisition by a Company Group Obligor of the assets, Equity Interests or of any division or line of business of another Person (the “Target”); provided that:

(a) at least five Business Days prior to the anticipated closing date of the proposed acquisition, the Company has provided the Trustee, the Notes Collateral Agent and the Holders with written notice of the proposed acquisition;

(b) the board of directors (or other comparable governing body) of the Target shall have duly approved the acquisition;

22

(c) if such acquisition includes general partnership interests or any other Equity Interest that does not have a corporate (or similar) limitation on liability of the owners thereof, then such acquisition shall be effected by having such Equity Interests acquired by a corporate or other limited liability holding company directly or indirectly wholly-owned by a Company Group Obligor and newly formed for the sole purpose of effecting such acquisition;

(d) the Target or assets acquired shall be used or useful in the business of the Company, and the Company shall have provided the Holders all material memoranda and presentations delivered to the board of directors of the Company or the applicable Subsidiary describing the rationale for such acquisition;

(e) no Indebtedness will be incurred, assumed or would exist with respect to the Company or its Subsidiaries as a result of such acquisition, other than Permitted Indebtedness, and no Liens will be incurred, assumed or would exist with respect to the assets of the Company or its Subsidiaries as a result of such acquisition, other than Permitted Encumbrances;

(f) subject to the Intercreditor Agreement, within 15 days after the consummation of such acquisition (or such longer period as the Trustee or the Notes Collateral Agent shall agree), the Trustee and the Notes Collateral Agent shall have received a first priority Lien in all acquired assets or Equity Interests which do not constitute Excluded Property, subject to documentation consistent with the Collateral-related provisions of this Indenture and the Other Documents or otherwise reasonably satisfactory to the Trustee and the Notes Collateral Agent;

(g) to the extent available, the Company Group Obligor shall have delivered to the Holders financial statements of the acquired entity for the two most recent fiscal years then ended;

(h) in connection with the acquisition of Equity Interests, (1) the Target shall have EBITDA, calculated in accordance with GAAP immediately prior to such acquisition, of at least $1 (or such other minimum amount as Required Holders shall agree), and (2) within 30 days after the consummation of such acquisition (or such longer period as the Required Holders shall agree), the Target shall be added as a Guarantor and be jointly and severally liable for all Convertible Notes Obligations, in each case, to the extent that the Target would have been required to do so under Section 4.28 as if it were a newly formed Subsidiary; provided that the foregoing requirement shall not apply to any Target acquired using the non-guarantor cap set forth in clause (n) below;

(i) [reserved];

(j) if the total consideration, including the purchase price and liabilities assumed (including, without limitation, all Acquired Indebtedness, Indebtedness under Permitted Seller Notes and Permitted Earnouts), of any such acquisition shall exceed $15,000,000, the Company shall have delivered to the Holders a quality of earnings report performed by a third-party firm reasonably acceptable to the Required Holders;

(k) [reserved];

(l) on the date of any such acquisition, the Company shall have Average Liquidity for the 30 days immediately preceding the date of such acquisition of not less than $30,000,000;

(m) on the date of any such acquisition and after giving pro forma effect thereto, each of the Payment Conditions shall have been satisfied;

(n) except to the extent made with the proceeds of the sale or issuance of Equity Interests (other than Disqualified Equity Interests) of the Company, the total consideration, including the purchase price and liabilities assumed (including, without limitation, all Acquired Indebtedness, Indebtedness under Permitted Seller Notes and Permitted Earnouts but excluding consideration in the form of issuance of Equity Interests permitted hereunder or paid with the proceeds of the issuance of Equity Interests permitted hereunder), of all such acquisitions, together with any Permitted Investments entered into pursuant to clause (r) of such definition, of (x) Targets that are not organized or incorporated in the United States, any State or territory thereof or the District of Columbia or (y) assets located outside of the United States, shall not exceed $10,000,000 in the aggregate during the Term; and

23

(o) if the total consideration, including the purchase price and liabilities assumed (including, without limitation, all Acquired Indebtedness, Indebtedness under Permitted Seller Notes and Permitted Earnouts), of any such acquisition shall exceed $7,500,000, not later than five Business Days prior to the anticipated closing date of the proposed acquisition, the Company has provided the Holders with copies of the most recent drafts of the acquisition agreement and other material agreements, documents and instruments related to the proposed acquisition, including, without limitation, any related management, non-compete, employment, option or other material agreements (the “Acquisition Documents”), and, in any event, promptly following the closing date of the acquisition, the Company shall provide the Holders with true, correct and complete copies of the Acquisition Documents, in each case duly authorized, executed and delivered by the parties thereto, together with any schedules to such Acquisition Documents.

“Permitted Dispositions” means:

(a) Dispositions of Equipment that is substantially worn, damaged or obsolete or no longer used or useful in the Ordinary Course of Business of the Company Group Obligors or their Subsidiaries and leases or subleases of Real Property that is not useful in the conduct of the business of the Company Group Obligors or their Subsidiaries;

(b) sales of Inventory to Customers in the Ordinary Course of Business;

(c) the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Indenture or any of the Other Documents;

(d) the licensing of patents, trademarks, copyrights, and other Intellectual Property rights (i) on a non-exclusive basis in the Ordinary Course of Business or (ii) on a non-exclusive basis (other than with respect to exclusivity for specific geographic locations), in each case under this clause (ii), in the Ordinary Course of Business to the extent consistent with past practice;

(e) the granting of Permitted Encumbrances;

(f) the sale or discount, in each case without recourse, of Receivables arising in the Ordinary Course of Business, but only in connection with the compromise or collection thereof;

(g) any involuntary loss, damage or destruction of property;

(h) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property;

(i) the leasing or subleasing of assets of any Company Group Obligor or its Subsidiaries in the Ordinary Course of Business;

(j) (i) the sale or issuance of Equity Interests (other than Disqualified Equity Interests) of the Company, including, without limitation, in connection with the 2025 Equity Line of Credit, (ii) the sale or issuance of Equity Interests (other than Disqualified Equity Interests) of any wholly-owned Subsidiary of a Company Group Obligor that is itself a Company Group Obligor to such Company Group Obligor, (iii) the sale or issuance of Equity Interests (other than Disqualified Equity Interests) of any Subsidiary that is not a Company Group Obligor to any Subsidiary that is not a Company Group Obligor, and (iv) the sale or issuance of Equity Interests of the Company pursuant to the Convertible Notes Documents;

(k) (i) the lapse of registered patents, trademarks, copyrights and other Intellectual Property of any Company Group Obligor or its Subsidiaries to the extent not economically desirable in the conduct of its business or (ii) the abandonment of patents, trademarks, copyrights or other Intellectual Property rights so long as (in each case under clauses (i) and (ii)), (A) such patents, trademarks, copyrights or other Intellectual Property rights do not generate material revenue, (B) such lapse or abandonment would not reduce the recurring royalty revenue stream of assets not Disposed of, and (C) such lapse or abandonment is not materially adverse to the interests of the Notes Collateral Agent and the other Secured Parties;

24

(l) the making of Restricted Payments that are expressly permitted to be made pursuant to this Indenture;

(m) the making of Permitted Investments;

(n) Dispositions of assets acquired by any Company Group Obligor or its Subsidiaries pursuant to a Permitted Acquisition or other Permitted Investment consummated within twelve (12) months of the date of the proposed Disposition so long as (i) the consideration received for the assets to be so Disposed of is at least equal to the fair market value (as determined in good faith by such Company Group Obligor or the applicable Subsidiary) of such assets, (ii) the assets to be so Disposed of are not necessary or economically desirable in connection with the business of the Company Group Obligors and their Subsidiaries, and (iii) the assets to be so Disposed of are readily identifiable as assets acquired pursuant to the subject Permitted Acquisition or other Permitted Investment;

(o) transfers of assets (i) from any Company Group Obligor or any of its Subsidiaries to a Company Group Obligor and (ii) from any Subsidiary of any Company Group Obligor that is not a Company Group Obligor to a Company Group Obligor, in each case, to the extent made in accordance with Section 4.27;

(p) Dispositions of intangible assets not otherwise permitted in clauses (a) through (o) above, so long as (i) no Default or Event of Default then exists or would arise therefrom, (ii) such Disposition would not reduce the recurring royalty revenue stream of assets not Disposed of, (iii) such intangible assets do not generate material revenue, (iv) any such Disposition would not result in a material increase in any costs or expenses of the Company and its Subsidiaries, (v) such Disposition is made at fair market value (as determined in good faith by the Company or the applicable Subsidiary), and (vi) the aggregate fair market value of all such intangible assets Disposed of in any fiscal year (including the proposed Disposition) would, together with the aggregate fair market value of all assets Disposed of pursuant to clause (q) of this definition, not exceed $12,000,000;

(q) Dispositions of assets not otherwise permitted in clauses (a) through (o) above, so long as (i) such Disposition would not reduce the recurring royalty revenue stream of assets not Disposed of, (ii) no Default or Event of Default then exists or would arise therefrom, (iii) such Disposition is made at fair market value (as determined in good faith by the Company or the applicable Subsidiary), (iv) the aggregate fair market value of all such assets Disposed of in any fiscal year (including the proposed Disposition) would, together with the aggregate fair market value of all assets Disposed of pursuant to clause (p) of this definition, not exceed $12,000,000, and (v) in any such Disposition, at least 75% of the purchase price is paid to such Company Group Obligor or Subsidiary in cash;

(r) [reserved]; and

(s) Dispositions of Service Inventory pursuant to one or more transactions to a purchaser separately identified to the Trustee and the Notes Collateral Agent, so long as (i) the aggregate purchase price received by the Company and its Subsidiaries in respect of all such Dispositions pursuant to this clause (s) does not exceed $7,600,000, (ii) in any such Disposition, the purchase price is (x) no less than the cost value of such Service Inventory as reflected in the financial statements of the Company and its Subsidiaries in accordance with GAAP and (y) paid to such Company Group Obligor or its Subsidiary 100% in cash and (iii) the Net Cash Proceeds of any such Disposition are applied to prepay the Loans (as defined in the Credit Agreement) as (and to the extent) required by Section 2.3(a) of the Credit Agreement, in the amounts set forth therein;

provided that, if any Permitted Disposition of Material Intellectual Property (other than the grant of a non-exclusive license thereof) is made to a Subsidiary or Affiliate who is not a Company Group Obligor, the purchaser, assignee or other transferee thereof shall agree in writing to be bound by a non-exclusive royalty-free worldwide license of such Material Intellectual Property in favor of the Notes Collateral Agent for use in connection with the exercise of the

25

rights and remedies of the Secured Parties, which license shall be in form and substance reasonably satisfactory to the Trustee and the Notes Collateral Agent; provided further that the foregoing proviso shall not apply to transactions that (i) have a bona fide business purpose and (ii) are not undertaken to facilitate a financing or a Restricted Payment or undertaken in connection with a liability management transaction.

“Permitted Earnouts” means, with respect to a Company Group Obligor, any obligations of such Company Group Obligor arising from a Permitted Acquisition which are payable to the seller based on the achievement of specified financial results over time and, if in excess of $2,000,000 are subject to subordination terms (or a Subordination Agreement in favor of the Trustee, the Notes Collateral Agent and the Holders) reasonably acceptable to the Required Holders.

“Permitted Encumbrances” means:

(a) Liens in favor of the Notes Collateral Agent, for the benefit of the Secured Parties, to secure the Convertible Notes Obligations;

(b) Liens created under (i) the Revolving Loan Documents (as such term is defined in the Credit Agreement) to secure the Revolving Loan Indebtedness (as such term is defined in the Credit Agreement) that are subject to the Intercreditor Agreement and (ii) the Term Loan Documents to secure the Term Loan Obligations that are subject to the Intercreditor Agreement, and, in case, any refinancing in respect of such Indebtedness that is incurred in accordance with the terms of the Intercreditor Agreement;

(c) Liens for unpaid taxes, assessments or other governmental charges or levies that either (i) are not yet delinquent or (ii) do not have priority over the Notes Collateral Agent’s Liens and the underlying taxes, assessments, charges or levies are being Properly Contested;

(d) judgment Liens arising solely as a result of the existence of judgments, orders or awards that do not constitute an Event of Default under Section 6.01(c);

(e) Liens set forth on Schedule 1.01(B); provided that such Liens shall secure only the Indebtedness or other obligations which they secure on the Closing Date (and any Refinancing Indebtedness in respect thereof permitted hereunder) and shall not subsequently apply to any other property or assets of the Company Group Obligors other than the property and assets to which they apply as of the Closing Date;

(f) the interests of lessors (and interests in the title of such lessors) under operating leases and non-exclusive licensors (and interests in the title of such licensors) under license agreements;

(g) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as (i) such Lien attaches only to the asset purchased or acquired and the proceeds thereof, and (ii) such Lien only secures the Indebtedness that was incurred to acquire the asset purchased or acquired or any Refinancing Indebtedness in respect thereof;

(h) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers or suppliers arising in the Ordinary Course of Business and not in connection with the borrowing of money and which Liens either (i) are for sums not yet delinquent, or (ii) are being Properly Contested;

(i) Liens on amounts deposited to secure obligations of the Company Group Obligors and their Subsidiaries in connection with worker’s compensation or other unemployment insurance;

(j) Liens on amounts deposited to secure obligations of the Company Group Obligors and their Subsidiaries in connection with the making or entering into of bids, tenders, or leases in the Ordinary Course of Business and not in connection with the borrowing of money;

26

(k) Liens on amounts deposited to secure reimbursement obligations of the Company Group Obligors and their Subsidiaries with respect to surety or appeal bonds obtained in the Ordinary Course of Business;

(l) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof;

(m) to the extent constituting a Permitted Disposition, licenses of patents, trademarks, copyrights and other Intellectual Property rights;

(n) Liens that are replacements of Permitted Encumbrances to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness;

(o) rights of setoff or bankers’ liens upon deposits of funds in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of deposit accounts of the Company Group Obligors and their Subsidiaries in the Ordinary Course of Business;

(p) Liens granted in the Ordinary Course of Business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent such financing is permitted under the definition of “Permitted Indebtedness”;

(q) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(r) Liens solely on any cash earnest money deposits made by the Company Group Obligors and their Subsidiaries in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition or other Permitted Investment;

(s) Liens that secure Indebtedness of Foreign Subsidiaries permitted under clause (o) of the definition of “Permitted Indebtedness”;

(t) other Liens as to which the aggregate amount of the obligations secured thereby does not exceed $1,500,000;

(u) Liens on amounts deposited to secure obligations in respect of (x) netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and other cash management and similar arrangements and (y) letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments, in each case, permitted under clause (n) of the definition of “Permitted Indebtedness”;

(v) Liens that secure Indebtedness permitted under clause (v) of the definition of “Permitted Indebtedness”; and

(w) Liens that secure Indebtedness permitted under clause (w) of the definition of “Permitted Indebtedness.”

“Permitted Holders” means each of (a) the Initial Purchaser and any funds, limited partnerships or investment vehicles (including co-investment vehicles) managed or advised by the Initial Purchaser or any of its Affiliates, (b) any investors (including limited partners) in the Persons identified in clause (a) who are investors in such Persons as of the Closing Date, and from time to time, invest directly or indirectly in the Company, (c) any Affiliates of any of the foregoing Person(s) described in clause (a) or clause (b), or any direct or indirect Subsidiaries of any such Person(s), or any funds, limited partnerships or investment vehicles (including co-investment vehicles) managed or advised by any such Person(s), or over which any such Person(s) exercise governance rights or have an advisory relationship, and (d) any group (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of which the Persons described in clauses(a), (b) or (c) above are members; provided that (i) without giving effect to the existence of such group or any other group, the Persons described in clauses(a), (b) and (c) above, collectively, beneficially own (as defined in Rules 13(d) and 14(d) of the Exchange Act) Equity Interests representing at least a majority of the

27

aggregate ordinary voting power represented by the issued and outstanding Equity Interest of the Company then held by such group, and (ii) to the extent that beneficial ownership of Equity Interests of any member of such group is attributed to one or more other members of such group, each such member of the group that is by attribution deemed to be the beneficial owner of such additional Equity Interests shall also be deemed to be a Permitted Holder.

“Permitted Indebtedness” means:

(a) the Convertible Notes Obligations;

(b) Indebtedness as of the Closing Date set forth on Schedule 1.01(C) hereto and any Refinancing Indebtedness in respect of such Indebtedness;

(c) Permitted Purchase Money Indebtedness and any Refinancing Indebtedness in respect of such Indebtedness; provided that the aggregate outstanding principal amount of such Indebtedness shall not exceed $5,000,000 at any time;

(d) endorsement of instruments or other payment items for deposit;

(e) Indebtedness consisting of guarantees permitted under this Indenture;

(f) Indebtedness incurred on the date of the consummation of a Permitted Acquisition or other Permitted Investment solely for the purpose of consummating such Permitted Acquisition or other Permitted Investment; provided that (i) such Indebtedness shall at all times be unsecured, (ii) such Indebtedness is not incurred for working capital purposes, (iii) such Indebtedness shall not amortize or mature prior to the date that is six months after the Maturity Date and such Indebtedness shall not provide for the payment of interest thereon in cash or Cash Equivalents prior to the date that is six (6) months after the Maturity Date, (iv) such Indebtedness shall be subordinated in right of payment to the Convertible Notes Obligations on terms and conditions reasonably satisfactory to the Required Holders; and (v) the aggregate outstanding principal amount of such Indebtedness shall not exceed $12,000,000 at any time;

(g) Acquired Indebtedness and any Refinancing Indebtedness in respect of such Acquired Indebtedness; provided that (i) such Indebtedness shall at all times be unsecured, and (ii) the aggregate outstanding principal amount of such Indebtedness shall not exceed $10,000,000 at any time;

(h) Indebtedness (x) constituting deferred purchase price obligations arising in connection with Permitted Acquisitions and other Permitted Investments, (y) under Permitted Seller Notes and Permitted Earnouts arising in connection with Permitted Acquisitions and other Permitted Investments, and (z) under non-compete payment obligations arising in connection with Permitted Acquisitions and other Permitted Investments, provided that, (i) such Indebtedness shall at all times be unsecured, and (ii) the aggregate outstanding principal amount of such Indebtedness shall not exceed $10,000,000 at any time;

(i) Indebtedness incurred in the Ordinary Course of Business under performance, surety, bid, statutory, or appeal bonds;

(j) Indebtedness owed to any Person providing property, casualty, liability or other insurance to any Company Group Obligor or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year;

(k) Indebtedness consisting of Interest Rate Hedges and Foreign Currency Hedges that is incurred for the bona fide purpose of hedging the interest rate, commodity or foreign currency risks associated with the operations of the Company Group Obligors and their Subsidiaries and not for speculative purposes;

(l) unsecured Indebtedness of the Company owing to former employees, officers or directors (or any spouses, ex-spouses or estates of any of the foregoing) incurred in connection with the repurchase by the Company of the Equity Interests of the Company that has been issued to such Persons, so long as (i) such

28

Indebtedness shall at all times be unsecured; (ii) such Indebtedness shall be subordinated in right of payment to the Convertible Notes Obligations on terms and conditions reasonably acceptable to the Required Holders; and (iii) the aggregate outstanding principal amount of such Indebtedness shall not exceed $1,500,000 at any time;

(m) Indebtedness constituting Permitted Investments;

(n) Indebtedness in respect of (x) netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and other cash management and similar arrangements in the Ordinary Course of Business and (y) letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments of the Company and/or its Subsidiaries that are (i) outstanding as of [ ], 2025 (and any renewals or extensions thereof) or (ii) entered into after the [ ], 2025; provided that the aggregate outstanding principal amount of such Indebtedness under this clause (n)(y)(ii) shall not exceed $3,000,000 at any time;

(o) Indebtedness of any Foreign Subsidiaries of the Company; provided that (i) the aggregate outstanding principal amount of such Indebtedness shall not exceed $3,000,000 at any time and (ii) such Indebtedness is not directly or indirectly recourse to any of the Company Group Obligors or of their respective assets;

(p) Indebtedness of any Company Group Obligor or its Subsidiaries in respect of Permitted Intercompany Advances;

(q) the accrual of interest, accretion or amortization of original issue discount, or the payment of interest in kind, in each case, on Indebtedness that otherwise constitutes Permitted Indebtedness;

(r) any other Indebtedness which is unsecured (or, to the extent a Lien securing such Indebtedness constitutes a Permitted Encumbrance, secured Indebtedness) incurred by any Company Group Obligor or any of its Subsidiaries, not otherwise permitted in clauses (a) through (q) above, and any Refinancing Indebtedness in respect of such Indebtedness; provided that the aggregate principal amount of such Indebtedness outstanding at any one time shall not exceed an amount equal to $7,500,000;

(s) any other unsecured Subordinated Indebtedness incurred by any Company Group Obligor or any of its Subsidiaries (and any Refinancing Indebtedness in respect of such Subordinated Indebtedness) not otherwise permitted in clauses (a) through (r) above; provided that (i) on the date such Indebtedness is incurred and immediately after giving effect thereto, no Default or Event of Default shall exist or shall have occurred and be continuing or would result therefrom, and (ii) the aggregate principal amount of such Indebtedness outstanding at any one time shall not exceed $15,000,000;

(t) the Revolving Loan Indebtedness (as such term is defined in the Credit Agreement) (and any refinancing in respect of such Revolving Loan Indebtedness that is incurred in accordance with the terms of the Intercreditor Agreement);

(u) to the extent constituting Indebtedness, the aggregate amount of the Qualified Contributions made to the Company in accordance with the terms of this Indenture;

(v) Indebtedness pursuant to the Term Loan Documents (and any refinancing in respect of such Indebtedness that is incurred in accordance with the terms of the Intercreditor Agreement); and

(w) from and after the Discharge of OC III Senior Term Loan Obligations (as such term is defined in the Intercreditor Agreement), Indebtedness pursuant to a working capital revolving facility in form and substance reasonably satisfactory to the Required Holders (and any refinancing thereof).

“Permitted Intercompany Advances” means any loans and/or advances made:

(a) pursuant to, and in accordance with, the Transfer Pricing Program;

(b) by a Company Group Obligor to another Company Group Obligor;

29

(c) by a Subsidiary of a Company Group Obligor that is not a Company Group Obligor to another Subsidiary of a Company Group Obligor that is not a Company Group Obligor;

(d) by a Subsidiary of a Company Group Obligor that is not a Company Group Obligor to a Company Group Obligor; and

(e) by a Company Group Obligor to a Subsidiary of a Company Group Obligor that is not a Company Group Obligor; provided that (i) the aggregate amount of all such loans and advances made after the Closing Date at any one time outstanding shall not exceed $2,500,000; (ii) on the date any such loan or advance is made and after giving effect thereto, each of the Payment Conditions shall have been satisfied; and (iii) in connection with any loan or advance made for purposes of funding a Permitted Acquisition, such loan or advance shall promptly be repaid in full by such Subsidiary to such Company Group Obligor if such Permitted Acquisition is not consummated within 30 days of the making of such loan or advance.

“Permitted Investments” means:

(a) Investments in (i) cash and Cash Equivalents, (ii) Foreign Cash Equivalents, and (iii) readily marketable United States corporate securities that are made in compliance with the Cash Management Policy;

(b) Investments in negotiable instruments deposited or to be deposited for collection in the Ordinary Course of Business;

(c) advances made in connection with purchases of goods or services in the Ordinary Course of Business;

(d) Investments received in settlement of amounts due to any Company Group Obligor or any of its Subsidiaries effected in the Ordinary Course of Business or owing to any Company Group Obligor or any of its Subsidiaries as a result of an Insolvency Event involving a Customer or upon the foreclosure or enforcement of any Lien in favor of a Company Group Obligor or its Subsidiaries;

(e) Investments owned by any Company Group Obligor or any of its Subsidiaries on the Closing Date;

(f) guarantees permitted under Section 4.18;

(g) Permitted Intercompany Advances, so long as, (i) the applicable loan or advance is evidenced by a promissory note on terms and conditions (including terms subordinating payment of the Indebtedness evidenced by such note to the prior Payment in Full of all of the Convertible Notes Obligations) acceptable to the Required Holders (it being understood and agreed that the form and substance of the Subordinated Intercompany Note (as defined in the Credit Agreement) is acceptable to the Required Holders) and (ii) such note has been delivered to Agent either endorsed in blank or together with an undated instrument of transfer executed in blank by the applicable Company Group Obligors that are the payees on such note;

(h) Investments in the form of capital contributions and the acquisition of Equity Interests made by any Company Group Obligor in any other Company Group Obligor (other than capital contributions to or the acquisition of Equity Interests of the Company);

(i) Equity Interests or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to a Company Group Obligor or its Subsidiaries (in bankruptcy of Customers or suppliers or otherwise outside the Ordinary Course of Business) or as security for any such Indebtedness or claims;

(j) deposits of cash made in the Ordinary Course of Business to secure performance of operating leases;

(k) (i) non-cash loans and advances to employees, officers and directors of the Company or any of its Subsidiaries for the purpose of purchasing Equity Interests in the Company, so long as the proceeds of such loans or advances are used in their entirety to purchase such Equity Interests in the Company, and

30

(ii) loans and advances to employees and officers of any Company Group Obligor or any of its Subsidiaries in the Ordinary Course of Business for any other business purpose and in an aggregate amount not to exceed $1,500,000 at any one time;

(l) Permitted Acquisitions and Specified Immaterial Acquisitions;

(m) Investments resulting from entering into (i) Interest Rate Hedges, Foreign Currency Hedges or Cash Management Products and Services, or (ii) agreements relative to Indebtedness that is permitted under clause (j) of the definition of “Permitted Indebtedness”;

(n) equity Investments by any Company Group Obligor in any Subsidiary of such Company Group Obligor which is required by Applicable Law to maintain a minimum net capital requirement or as may be otherwise required by Applicable Law;

(o) Investments held by a Person acquired in a Permitted Acquisition or other Permitted Investment to the extent that such Investments were not made in contemplation of or in connection with such Permitted Acquisition or other Permitted Investment and were in existence on the date of such Permitted Acquisition or other Permitted Investment;

(p) any Investment by way of (i) merger, consolidation, reorganization or recapitalization, (ii) reclassification of Equity Interests; or (iii) transfer of assets, in each case solely to the extent permitted by Section 4.25;

(q) to the extent constituting an Investment, any Restricted Payment to the extent permitted by Section 4.23; and

(r) any other Investments in an aggregate amount not to exceed $10,000,000 outstanding at any time; provided that (i) on the date any Investment is made and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom, and (ii) on the date any Investment is made which would cause the aggregate amount of all Investments outstanding under this clause (r) to exceed the greater of $1,400,000, and after giving effect to such Investment, each of the other Payment Conditions shall have been satisfied.

“Permitted Purchase Money Indebtedness” means, as of any date of determination, Indebtedness (other than the Convertible Notes Obligations, but including Capitalized Lease Obligations) incurred after the Closing Date and at the time of, or within 90 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

“Permitted Seller Note” means a promissory note with respect to unsecured Indebtedness of any Company Group Obligor incurred in connection with a Permitted Acquisition or other Permitted Investment and payable to the seller in connection therewith (excluding Indebtedness arising from deferred purchase price obligations) and, if the initial principal amount of such promissory note is equal to or greater than $1,500,000, containing subordination terms (or subject to a Subordination Agreement in favor of the Trustee, the Notes Collateral Agent and the Holders) and other terms and conditions reasonably satisfactory to Required Holders.

“Person” means any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, limited liability partnership, institution, public benefit corporation, joint venture, entity or Governmental Body (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Benefit Plan and a Multiemployer Plan, as defined herein) maintained by any Company Group Obligor or to which any Company Group Obligor is required to contribute or, solely with respect to any such plan that is subject to Section 302 of ERISA or Title IV of ERISA or Section 412 of the Code, maintained by any member of the Controlled Group or to which any member of the Controlled Group is required to contribute.

31

“Pledged Collateral” means the Equity Interests owned by the Guarantors described on Schedule 1.01(D) attached hereto and made a part hereof, together with any additions, exchanges, replacements and substitutions therefor, dividends and distributions with respect thereto, and the proceeds thereof, including, without limitation, all of the stock, membership interests or units and/or partnership units in the Persons listed on Schedule 1.01(D) attached hereto, whether now owned or hereafter acquired by such Guarantor or in which such Guarantor now or hereafter has any rights, options or warrants, together with any certificates representing such interest and all rights (but none of the obligations) under or arising out of the applicable Organizational Documents of such Persons.

“Prior Loan Documents” means, collectively, the Term Loan Credit and Security Agreement, dated as of December 17, 2018, as heretofore amended, modified and supplemented, by and among the Company, U.S. Bank National Association, as agent, and the lenders party thereto, and all of the other agreements, documents and instruments executed and/or delivered in connection therewith or related thereto.

“Properly Contested” means, in the case of any Indebtedness, Lien or Taxes, as applicable, of any Person that are not paid as and when due or payable by reason of such Person’s bona fide dispute concerning its liability to pay the same or concerning the amount thereof: (a) such Indebtedness, Lien or Taxes, as applicable, are being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (b) such Person has established appropriate reserves as shall be required in conformity with GAAP; (c) the non-payment of such Indebtedness or Taxes will not have a Material Adverse Effect or will not result in the forfeiture of any assets of such Person; (d) except for Permitted Encumbrances set forth in clause (c) of the definition thereof, no Lien is imposed upon any of such Person’s assets with respect to such Indebtedness or taxes unless such Lien (x) does not attach to any Receivables or Inventory, (y) is at all times junior and subordinate in priority to the Liens in favor of the Notes Collateral Agent (except only with respect to property Taxes that have priority as a matter of applicable state law) and (z) enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; and (e) if such Indebtedness or Lien, as applicable, results from, or is determined by the entry, rendition or issuance against a Person or any of its assets of a judgment, writ, order or decree, enforcement of such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review.

“Qualified Cash” means, as of any date of determination, so long as the Company is in compliance with Section 6.15(b) of the Credit Agreement, all cash and Cash Equivalents of the Company which is maintained in a Depository Account that is subject to a Control Agreement; provided that, prior to the post-closing deadline for delivering Control Agreements set forth in Section 6.15(b) of the Credit Agreement, Qualified Cash shall include consolidated unrestricted Cash and Cash Equivalents of the Company Group Obligors held in Depository Accounts in the United States.

“Qualified Contribution” means cash proceeds from (a) one or more cash equity contributions made, directly or indirectly, to the Company by its equity holders in exchange for Qualified Equity Interests of the Company or (b) Subordinated Indebtedness issued by the Company in favor of any direct or indirect holder of its Equity Interests, so long as such Indebtedness has been subordinated in right of payment and priority (if secured) to the Convertible Notes Obligations in a manner satisfactory to the Required Holders in their sole discretion.

“Qualified Equity Interests” means Equity Interests issued by the Company (and not by one or more of its Subsidiaries) that are not Disqualified Equity Interests.

“RCRA” means the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq., as same may be amended, modified or supplemented from time to time.

“Real Property” means all of the real property owned, leased or operated by any Company Group Obligor on or after the Closing Date, together with, in each case, all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof.

“Receivables” means and includes, as to each Company Group Obligor, all of such Company Group Obligor’s accounts (as defined in Article 9 of the Uniform Commercial Code) and all of such Company Group Obligor’s contract rights, instruments (including those evidencing indebtedness owed to such Company Group Obligor by its Affiliates), documents, chattel paper (including electronic chattel paper), general intangibles relating to accounts, contract rights, instruments, documents and chattel paper, and drafts and acceptances, credit card receivables and all other forms of obligations owing to such Company Group Obligor arising out of or in connection with the sale

32

or lease of Inventory or the rendition of services, all supporting obligations, guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to the Notes Collateral Agent hereunder.

“Recurring Royalty Revenue” means revenue received and recognized by the Company or any of its Subsidiaries pursuant to a Format Development Agreement relating to the LTO Program.

“Refinancing Indebtedness” means any refinancing, renewal or extension of Indebtedness so long as:

(a) such refinancing, renewal or extension does not result in an increase in the principal amount of the Indebtedness so refinanced, renewed or extended, other than by the amount of premiums paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto;

(b) such refinancing, renewal or extension does not result in a shortening of the average weighted maturity (measured as of the date of the refinancing, renewal or extension) of the Indebtedness so refinanced, renewed or extended, and such refinancing, renewal or extension is not on terms or conditions that, taken as a whole, are less favorable to the interests of the Secured Parties than the terms and conditions of the Indebtedness being refinanced, renewed or extended;

(c) if the Indebtedness that is refinanced, renewed or extended was Subordinated Indebtedness, then the terms and conditions of the refinancing, renewal or extension shall include subordination terms and conditions that are at least as favorable to the Secured Parties as those that were applicable to the refinanced, renewed or extended Indebtedness; and

(d) the Indebtedness that is refinanced, renewed or extended is not recourse to any Person that is liable on account of the Convertible Notes Obligations, other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed or extended.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of [ ], 2025, by and among the Company and certain Holders named therein, as amended, restated, supplemented or otherwise modified from time to time.

“Regulation T” means Regulation T of the Board of Governors as in effect from time to time.

“Regulation U” means Regulation U of the Board of Governors as in effect from time to time.

“Regulation X” means Regulation X of the Board of Governors as in effect from time to time.

“Reportable ERISA Event” means a reportable event described in Section 4043 of ERISA or the regulations promulgated thereunder, other than an event for which the 30-day notice period is waived.

“Repurchase Upon Delisting Event” means the repurchase of any Note by the Company pursuant to Section 3.05.

“Required Holders” means, at any time, the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“S&P” means S&P Global Ratings, a division of S&P Global Inc. or any successor to the rating agency business thereof.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Secured Parties” means, collectively, the Trustee, the Notes Collateral Agent and the Holders and the respective successors and assigns of each of them.

“Securities Act” means the Securities Act of 1933, as amended.

33

“Security Agreement” means any security agreement executed by any Guarantor in favor of the Notes Collateral Agent or Trustee securing the Convertible Notes Obligations or the Guaranty of such Guarantor, in form and substance reasonably satisfactory to the Trustee, the Notes Collateral Agent and the Required Holders (it being agreed that the form attached as Exhibit G is satisfactory to the Trustee, the Notes Collateral Agent and the Required Holders).

“Security Documents” means, collectively, this Indenture, the Security Agreement, any control agreements required under the Convertible Notes Documents, the other security agreements relating to the Collateral and the mortgages and instruments filed and recorded in appropriate jurisdictions to preserve and protect the Liens on the Collateral (including, without limitation, financing statements under the Uniform Commercial Code of the relevant states) applicable to the Collateral, each for the benefit of the Notes Collateral Agent or the Trustee, as amended, amended and restated, modified, renewed, replaced or otherwise modified from time to time.

“Senior Priority Agent” has the meaning assigned to such term in the Intercreditor Agreement.

“Senior Priority Obligations” means the OC III Senior Term Loan Obligations as defined in the Intercreditor Agreement.

“Service Inventory” means Inventory consisting of (a) component parts used to repair defective products and (b) finished units provided for Customer use either permanently or on a temporary basis while a defective product is being repaired and, in each case, specified as “service parts inventories” (or with a similar description) on the balance sheets of the Company Group Obligors.

“Similar Business” means any business conducted or proposed to be conducted by the Company and the Subsidiaries on the Closing Date or any business that is similar, reasonably related, synergistic, incidental, or ancillary thereto.

“Specified Immaterial Acquisition” means an acquisition by a Company Group Obligor or any of its Subsidiaries of the assets, Equity Interests or of any division or line of business of another Person (the “Target”); provided that:

(a) on the date of any such acquisition and after giving pro forma effect thereto, (i) Liquidity shall be equal to or greater than $25,000,000 and (ii) no Event of Default shall exist or shall have occurred and be continuing;

(b) the total consideration, including the purchase price and liabilities assumed (including, without limitation, all Acquired Indebtedness, Indebtedness under Permitted Seller Notes and Permitted Earnouts but excluding consideration in the form of issuance of Equity Interests permitted hereunder or paid with the proceeds of the issuance of Equity Interests permitted hereunder), of any individual acquisition shall not exceed $2,500,000 and for all such acquisitions shall not exceed $5,000,000 in the aggregate;

(c) [reserved];

(d) the Company and its Subsidiaries are in compliance with the conduct of business covenant set forth in Section 4.17; and

(e) the Company and its Subsidiaries are (or will be within the specified timeframes) in compliance with the covenants relating to the guaranties and collateral set forth in Article XII.

“Subordinated Indebtedness” means: (a) Indebtedness under any Permitted Seller Notes (to the extent required to be subordinated pursuant to the definition thereof), (b) Indebtedness in respect of Permitted Earnouts (to the extent required to be subordinated pursuant to the definition thereof), and (c) any other unsecured Indebtedness of any Company Group Obligor or its Subsidiaries incurred from time to time that is subordinated in right of payment to the Convertible Notes Obligations and that (i) is guaranteed by the Company Group Obligors, (ii) is not subject to scheduled amortization, redemption, sinking fund or similar payment and does not have a final maturity, in each case, on or before the date that is six months after the Maturity Date, (iii) does not include any covenant (including without limitation any financial covenant) or agreement that is more restrictive or onerous on any Company Group Obligor in

34

any material respect than any comparable covenant in the Agreement; provided that with respect to any financial covenant, such covenant shall not be more restrictive or onerous on any Company Group Obligor in any respect, and (iv) contains customary subordination (including customary payment blocks during a payment default under any “senior debt” designated thereunder) and turnover provisions and shall be limited to cross-payment default and cross-acceleration to other “senior debt” designated thereunder.

“Subordination Agreement” means any subordination agreement by and among the Notes Collateral Agent, any Company Group Obligor and any holder of Subordinated Indebtedness, as the same may be amended, modified, supplemented, renewed, restated or replaced from time to time.

“Subsidiary” or “subsidiary” of any Person means a corporation or other entity whose Equity Interests having ordinary voting power (other than Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

“Subsidiary Stock” means (a) with respect to the Equity Interests issued to a Company Group Obligor by any Subsidiary (other than a Foreign Subsidiary), 100% of such issued and outstanding Equity Interests, and (b) with respect to any Equity Interests issued to a Company Group Obligor by any Foreign Subsidiary (i) 100% of such issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and (ii) 65% (or such greater percentage that could not reasonably be expected to cause any material adverse tax consequences to the Company or any of its Subsidiaries) of such issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956 2(c)(2)).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Body, including any interest, additions to tax or penalties applicable thereto.

“Tenth Amendment” means the Tenth Amendment to Credit Agreement, dated as of August 13, 2024, by and among the Term Loan Agent, the Term Loan Lenders party thereto, and the Loan Parties.

“Tenth Amendment Warrants” shall have the meaning set forth in Section 5(w) of the Tenth Amendment.

“Term Loan Agent” means Alter Domus (US) LLC, in its capacity as agent under the Credit Agreement, and any successor or permitted assign in such capacity.

“Term Loan Deferred Cash Interest Amount” means the principal amount of $[  ], the amount of accrued but unpaid interest (including any applicable premium) owed by the Company to the Initial Purchaser as the “Deferred Cash Interest Amount” under the Credit Agreement as of the Closing Date.

“Term Loan Documents” means, collectively, the Credit Agreement, all notes, guarantees, security agreements, pledge agreements, intercreditor agreements, fee letters and all other agreements, documents and instruments executed and/or delivered in connection therewith or related thereto, as each may be amended, restated, supplemented or otherwise modified from time to time.

“Term Loan Lenders” means the financial institutions which are now or which hereafter become a party to the Credit Agreement as a lender (together with their respective successors and assigns).

“Term Loan Obligations” means all obligations, liabilities and indebtedness (monetary or otherwise) of the Company and the Guarantors under the Credit Agreement and the other Term Loan Documents, including, without limitation, all principal, interest (including interest accruing after the commencement of any bankruptcy or insolvency proceeding, whether or not allowed or allowable in such proceeding), fees, costs, expenses, indemnities and other amounts payable thereunder or in respect thereof.

“Term Pari Collateral” has the meaning assigned to such term in the Intercreditor Agreement.

35

“Termination Event” means: (a) a Reportable ERISA Event with respect to any Plan; (b) the withdrawal of any Company Group Obligor or any member of the Controlled Group from a Pension Benefit Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the providing of notice of intent to terminate a Pension Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (d) the commencement of proceedings by the PBGC to terminate a Pension Benefit Plan or Multiemployer Plan; (e) any event or condition (i) which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Benefit Plan or Multiemployer Plan, or (ii) that results in the termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; (f) the partial or complete withdrawal, within the meaning of Section 4203 or 4205 of ERISA, of any Company Group Obligor or any member of the Controlled Group from a Multiemployer Plan; (g) notice that a Multiemployer Plan is insolvent within the meaning of Section 4245 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent, upon any Company Group Obligor or any member of the Controlled Group.

“Toxic Substance” means and includes any material present on any Real Property owned or leased by any Company Group Obligor (including the Leasehold Interests) which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. §§ 2601 et seq., applicable state law, or any other applicable Federal or state laws now in force or hereafter enacted relating to toxic substances. “Toxic Substance” includes but is not limited to asbestos, polychlorinated biphenyls (PCBs) and lead-based paints.

“Trading Day” means any day on which trading in Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded. If the Common Stock is not so listed or traded, then “Trading Day” means a Business Day. A Trading Day will not include after-hours trading or any other trading outside of the regular trading session of 9:30 a.m. to 4:00 p.m. New York City Time.

“Transfer Pricing Program” means the transactions between the Company and any of its Subsidiaries or between any Subsidiaries of the Company pursuant to which the Company, directly or indirectly, reimburses expenses incurred by its Subsidiaries in the operation of the business, in each case, in accordance with Applicable Law, in the Ordinary Course of Business and in a manner consistent with past practice.

“Trust Officer” means any officer within the Corporate Trust Administration department of the Trustee (or any successor group of the Trustee) with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” means such successor Trustee.

“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Notes Collateral Agent’s security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a U.S. jurisdiction other than the State of New York, the term “UCC” means the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

“U.S. Dollars” and the symbol “$” each means currency of the United States of America.

“Vehicles” means all railcars, cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

“Wholly Owned Subsidiary” of any Person means a subsidiary of such Person, all of the Equity Interests (other than directors’ qualifying shares) or other ownership interests of which shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

36

Section 1.02 Other Definitions.

Term	Defined in Section
10-Day VWAP	Section 3.02(a)(i)
Accountants	Section 13.06
Action	Section 12.08(v)
Additional Reporting Triggering Event	Section 4.15(a)
Buy-In	Section 10.16(a)(i)
CRO	Section 4.15(a)
Company Mandatory Exchange	Section 3.02(a)
Company Mandatory Exchange Notice	Section 3.02(e)
Company Mandatory Exchange Notice Date	Section 3.02(e)
Corporate Action	Section 10.06(d)
Delisting Event Repurchase Notice	Section 3.05(c)
Delisting Event Repurchase Right	Section 3.05(a)
Environmental Complaint	Section 13.03
Event of Default	Article VI
Exchange Agent	Section 2.04
Exchange Consideration	Section 10.03(c)
Exchange Date	Section 10.03(a)(i)
Guarantor Obligations	Section 11.01
Hazardous Discharge	Section 13.03
Mandatory Exchange	Section 3.02(a)
Mandatory Exchange Amount	Section 3.03
Mandatory Exchange Date	Section 3.02(e)(iv)
Mandatory Maturity Exchange	Section 3.01(a)
Market Price	Section 3.01(b)
Maturity Date Notice	Section 3.01(d)
Maturity Date Shares	Section 3.01(d)
Maturity Exchange Notice	Section 3.01(a)
Note Outstanding Amount	Section 3.02(a)
Notice of Voluntary Exchange	Section 10.02(a)
PIK Interest	Section 2.14(a)
PIK Payment	Section 2.14(a)
PIK Rate	Section 2.14(a)
Paying Agent	Section 2.04
Quantum Board	Section 4.13
Registrar	Section 2.04
Related Person	Section 12.08(b)
Reset Date	Section 10.06(b)
Reset Floor	Section 10.06(b)(ii)
Security Document Order	Section 12.08(r)
Senior Financing	Section 4.27
Special Interest Payment Date	Section 2.11
Special Record Date	Section 2.11
True-Up	Section 3.01(e)
True-Up Delivery Date	Section 3.01(e)
True-Up Notice	Section 3.01(f)
True-Up Price	Section 3.01(e)
True-Up Shares	Section 3.01(e)
Voluntary Exchange	Section 10.01
Voluntary Exchange Notice Date	Section 10.02(a)
Voluntary Exchange Settlement Notice	Section 10.03(a)

37

Section 1.03 [Reserved].

Section 1.04 Rules of Construction.

Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

(b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(c) “or” is not exclusive;

(d) “including” means including without limitation;

(e) words in the singular include the plural and words in the plural include the singular;

(f) unsecured Indebtedness shall not be deemed to be subordinate or junior to secured Indebtedness merely by virtue of its nature as unsecured Indebtedness; and

(g) the principal amount of any non-interest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the Company dated such date prepared in accordance with GAAP.

ARTICLE II

THE NOTES

Section 2.01 Amount of Notes; Additional Notes.

All Notes shall be substantially identical in all respects other than issue prices, issuance dates, first interest payment amount, first interest payment date and denominations. Additional Notes may be issued from time to time by the Company subject to the consent of the Initial Purchaser and, when issued, shall be consolidated with and form a single class with the Initial Notes; provided, such Additional Notes will not be issued with the same CUSIP number as the Initial Notes unless such Additional Notes are fungible with the Initial Notes for U.S. federal income tax purposes. All Notes issued under this Indenture shall be treated as a single class for all purposes of this Indenture, including waivers, amendments and offers to purchase.

Subject to Section 2.03, the Trustee shall authenticate the Initial Notes for original issue on the Closing Date in the aggregate principal amount of $[  ]. With respect to any Additional Notes issued, there shall be established in or pursuant to a resolution of the Board of Directors, and subject to Section 2.03, set forth, or determined in the manner provided in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of such Additional Notes:

(a) the aggregate principal amount of such Additional Notes that may be authenticated and delivered under this Indenture (which shall be calculated without reference to any Additional Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Additional Notes pursuant to Section 2.07 or 2.09 or Exhibit A or any Additional Notes which, pursuant to Section 2.03, are deemed never to have been authenticated and delivered hereunder);

(b) the issue price and issuance date of such Additional Notes, including the date from which interest on such Additional Notes shall accrue; and

(c) if applicable, that such Additional Notes shall be issuable in whole or in part in the form of one or more Global Notes and, in such case, the respective depositories for such Global Notes, the form of any legend or legends that shall be borne by any such Global Notes in addition to or in lieu of that set forth in Appendix I to Exhibit A and any circumstances in addition to or in lieu of those set forth in Section 2.3 of Exhibit A in which any such Global Notes may be exchanged in whole or in part for Additional Notes registered, and any transfer of such Global Notes in whole or in part may be registered, in the name or names of Persons other than the depository for such Global Note or a nominee thereof.

38

If any of the terms of any Additional Notes are established by action taken pursuant to a resolution of the Board of Directors of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or any Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer’s Certificate or the trust indenture supplemental hereto setting forth the terms of the Additional Notes

Section 2.02 Form and Dating.

Provisions relating to the Notes are set forth in Exhibit A, which is hereby incorporated in and expressly made part of this Indenture. The Notes and the Trustee’s certificate of authentication and any Notes shall be substantially in the form of Appendix I to Exhibit A which is hereby incorporated in and expressly made a part of this Indenture. Without limiting the generality of the foregoing, Notes offered and sold to QIBs in reliance on Rule 144A and “institutional accredited investors” as that term is defined in subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act shall include the form of assignment set forth in Appendix I to Exhibit A and Notes offered and sold in offshore transactions in reliance on Regulation S (other than Notes offered on the Closing Date) shall include the form of certificate set forth in Exhibit B. The Notes may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage; provided that any such notation, legend or endorsement is in a form reasonably acceptable to the Company. Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Appendix I to Exhibit A are part of the terms of this Indenture.

Section 2.03 Execution and Authentication.

An Officer shall sign the Notes for the Company by manual, electronic or facsimile signature.

If an Officer whose signature is on a Note no longer holds that office at the time the Trustee authenticates the Note, the Note shall be valid nevertheless.

Subject to the conditions and terms herein, at any time and from time to time after the execution and delivery of this Indenture, the Company may deliver the Notes executed by the Company to the Trustee for authentication, together with a written order of the Company in the form of an Officer’s Certificate for the authentication and delivery of such Notes, and the Trustee in accordance with such written order of the Company shall authenticate and deliver such Notes.

A Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Note. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

The Trustee shall not be required to authenticate such Notes if the issue thereof will adversely affect the Trustee’s own rights, duties, indemnities or immunities under the Notes and this Indenture.

Section 2.04 Registrar, Paying Agent and Exchange Agent.

The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the “Registrar”) and an office or agency where Notes may be presented for payment (the “Paying Agent”) or for exchange for Common Stock (the “Exchange Agent”). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may have one or more registrars for so long as the Notes are held in registered form, and one or more co-registrars. The Company initially appoints the Trustee at the Corporate Trust Office to act as the Registrar, the Paying Agent and the Exchange Agent under this Indenture.

39

The Registrars and the transfer agents will maintain a register reflecting ownership of Notes in the form of Definitive Notes (as defined in Exhibit A) outstanding from time to time, if any, and will make payments on and facilitate transfers of Definitive Notes on behalf of the Company. Each transfer agent shall perform the functions of a transfer agent. The Registrar will inform the company of any transfers of Definitive Notes.

The Company may change any Paying Agent, Exchange Agent, Registrar or transfer agent for the Notes without prior notice to the Holders of the Notes. The Company or any of its Subsidiaries may act as Paying Agent, Exchange Agent or Registrar in respect of the Notes.

The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Exchange Agent or transfer agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent, Exchange Agent or transfer agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07. The Company or any of its domestic Wholly Owned Subsidiaries may act as Paying Agent, Exchange Agent, Registrar or transfer agent.

Section 2.05 Paying Agent to Hold the Notes in Trust. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by such Paying Agent for the payment of principal of or interest on the Notes and shall notify the Trustee of any default by the Company or any Guarantor in making any such payment. If the Company or a domestic Wholly Owned Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section 2.05, the Paying Agent (if other than the Company or a domestic Wholly Owned Subsidiary) shall have no further liability for the money delivered to the Trustee.

Section 2.06 Holder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company on its own behalf and on the behalf of each of the Guarantors shall furnish to the Trustee, at such times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders and the Company and the Guarantors shall otherwise comply with TIA Section 312(a).

Section 2.07 Replacement Notes. If a mutilated security is surrendered to a Registrar or if the Holder of a Note claims that such Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note if the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent for such Note, the Registrar for such Note and any co-registrar from any loss which any of them may suffer if a Note is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Note.

Every replacement Note is an additional obligation of Company.

Section 2.08 Outstanding Notes. Notes outstanding at any time are all Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. Subject to Section 14.05, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

If a Note is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Note is held by a protected purchaser.

If a Paying Agent segregates and holds in trust, in accordance with this Indenture, on a maturity date money sufficient to pay all principal and interest payable on that date with respect to the Notes (or portions thereof) maturing and such Paying Agent is not prohibited from paying such money to the Holders on that date pursuant to the terms of this Indenture, then on and after that date such Notes (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

40

Section 2.09 Temporary Notes. Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes and deliver them in exchange for temporary Notes. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at any office or agency maintained by the Company for that purpose and such exchange shall be without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute, and the Trustee shall authenticate and make available for delivery in exchange therefor, one or more definitive Notes representing an equal principal amount of Notes. Until so exchanged, the Holder of temporary Notes shall in all respects be entitled to the same benefits under this Indenture as a Holder of definitive Notes.

Section 2.10 Cancellation. The Company at any time may deliver Notes to the Trustee for cancellation. Any Registrar and any Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel (subject to the record retention requirements of the Exchange Act), in accordance with the Trustee’s customary procedures, all Notes surrendered for registration of transfer, exchange, payment or cancellation and deliver cancelled Notes to the Company upon a written direction of the Company. Except as expressly permitted herein, the Company may not issue new Notes to replace Notes it has redeemed, paid or delivered to the Trustee for cancellation.

If the Company or any Guarantor acquires any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.10. The Company may not issue new Notes to replace Notes it has paid or delivered to the Trustee for cancellation for any reason other than in connection with a registration of transfer or exchange of such Notes.

At such time as all beneficial interests in a Global Note have either been exchanged for definitive Notes, transferred, redeemed, repurchased or canceled, such Global Note shall be returned by the Securities Custodian with respect to such Global Note to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Securities Custodian, to reflect such reduction.

Section 2.11 Defaulted Interest. Upon the occurrence and continuance of an Event of Default, notwithstanding anything to the contrary in this Indenture or the Note, all due and unpaid Convertible Notes Obligations shall bear interest at a rate per annum equal to 2.0% in excess of the interest rate applicable to the Notes (plus interest on such defaulted interest at such rate, to the extent lawful), which interest shall be payable in cash. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date (not less than 30 days after such notice) of the proposed payment (the “Special Interest Payment Date”), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such defaulted interest as in this clause provided. Thereupon the Trustee shall fix a record date (the “Special Record Date”) for the payment of such defaulted interest, which date shall be not more than 15 days and not less than 10 days prior to the Special Interest Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date and Special Interest Payment Date therefor to be given in the manner provided for in Section 14.01, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date and Special Interest Payment Date therefor having been so given, such defaulted interest shall be paid on the Special Interest Payment Date to the Persons in whose names the Notes (or their respective predecessor Notes) are registered at the Close of Business on such Special Record Date and shall no longer be payable.

41

The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section 2.11, each Note delivered under this Indenture upon registration of, transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

Section 2.12 CUSIP Numbers or ISINs. The Company in issuing the Notes may use “CUSIP” numbers, “ISINs” or other similar numbers (if then generally in use) and, if so, the Trustee shall use “CUSIP” numbers, “ISINs” or other similar numbers as a convenience to Holders in any notice; provided, however, that neither the Company nor the Trustee shall have any responsibility for any defect in the “CUSIP” number, “ISIN” or other similar number that appears on any Note, check or advice of payment notice, and any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee in writing of any change in the CUSIP number, ISIN or other similar numbers.

Section 2.13 Computation of Interest. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months, compounded annually on each anniversary of the Closing Date. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Closing Date, until the principal hereof is due.

Section 2.14 Payment of Interest.

(a) The Company shall pay interest on the Notes in kind (“PIK Interest”). Such PIK Interest shall be paid in accordance with Section 2.14(b) (each a “PIK Payment”) at a rate of 10.00% per annum (the “PIK Rate”).

(b) PIK Interest on the Notes will be payable (x) with respect to Notes represented by one or more Global Notes registered in the name of, or held by, the Depository or its nominee on the relevant record date, by increasing the principal amount of the outstanding Global Note by an amount equal to the amount of PIK Interest for the applicable interest period (rounded up to the nearest cent) and (y) with respect to Notes not represented by Global Notes, by automatically increasing on the applicable interest payment date the principal amount of such outstanding Note by an amount equal to the amount of PIK Interest for the applicable interest period (rounded to the nearest cent). Following an increase in the principal amount of the outstanding Notes as a result of a PIK Payment, the Notes will bear interest on such increased principal amount from and after the date of such PIK Payment. All amounts added to the Notes pursuant to a PIK Payment will mature on the Maturity Date and will be governed by, and subject to the terms, provisions and conditions of this Indenture and shall have the same rights and benefits as the Notes issued on the Closing Date. For the avoidance of doubt, all interest on the Notes shall be paid in kind and compounded as set forth above, and no interest shall be paid in cash except as expressly required by this Indenture in connection with a redemption, default or other event specifically providing for cash settlement.

(c) The calculation of PIK Interest will be made by the Company or on behalf of the Company by such Person as the Company shall designate, and such calculation and verifying the correctness thereof shall not be a duty or obligation of the Trustee. PIK Interest on the Notes will be paid in denominations of $0.01 and integral multiples of $0.01 in excess thereof.

(d) So long as any amount of the Term Loan Deferred Cash Interest Amount remains outstanding, the daily outstanding amount of such Term Loan Deferred Cash Interest Amount (and all interest compounded thereon) shall bear interest at a rate equal [  ]%, determined based on a year of 360 days, and with such interest compounded annually on each anniversary of the Closing Date.

42

Section 2.15 Exchange and Cancellation of Notes to Be Exchanged.

(a) If only a portion of a Definitive Note of a Holder is to be exchanged pursuant to Article X, then, as soon as reasonably practicable after such Definitive Note is surrendered for such exchange, the Company will cause such Definitive Note to be exchanged for (i) one or more Definitive Notes that are in amounts of $1.00 or whole multiples of $1.00 in excess thereof and have an aggregate principal amount equal to the principal amount of such Definitive Note that is not to be so exchanged and deliver such Definitive Note(s) to such Holder; and (ii) a Definitive Note having a principal amount equal to the principal amount to be so exchanged which Definitive Note will be exchanged pursuant to the terms of this Indenture; provided, however, that the Definitive Note referred to in this clause (ii) need not be issued at any time after which such principal amount subject to such exchange is deemed to cease to be outstanding pursuant to Section 2.08.

(b) If a Definitive Note (or any portion thereof that has not theretofore been exchanged pursuant to Section 2.15(a)) of a Holder is to be exchanged pursuant to Article X, then, promptly after the later of the time such Definitive Note (or such portion) is deemed to cease to be outstanding pursuant to Section 2.08 and the time such Definitive Note is surrendered for such conversion (i) such Definitive Note will be cancelled pursuant to Section 2.10; and (ii) in the case of a partial conversion, the Company will issue, execute and deliver to such Holder, and the Trustee will authenticate, in each case in accordance with Section 2.02, one or more Definitive Notes that (x) are in amounts of $1.00 or whole multiples of $1.00 in excess thereof and have an aggregate principal amount equal to the principal amount of such Definitive Note that is not to be so exchanged; (y) are registered in the name of such Holder; and (z) bear each legend, if any, required in accordance with Section 2.02.

(c) If a Global Note (or any portion thereof) is to be exchanged pursuant to Article X, then, promptly after the time such Note (or such portion) is deemed to cease to be outstanding pursuant to Section 2.08, the Trustee will reflect a decrease of the principal amount of such Global Note in an amount equal to the principal amount of such Global Note to be so exchanged by notation on the “Schedule of Exchanges of Interests in the Global Note” forming part of such Global Note (and, if the principal amount of such Global Note is zero following such notation, cancel such Global Note pursuant to Section 2.10).

ARTICLE III

EXCHANGE

Section 3.01 Mandatory Exchange at Maturity.

(a) At the Company’s option, all outstanding principal amount, accrued and unpaid interest and premium, if any, of all Notes that remain outstanding on the Maturity Date shall be exchanged for shares of Common Stock on the Maturity Date (the “Mandatory Maturity Exchange”) on not less than 30 calendar days’ written notice by the Company to the Holders, the Trustee and the Exchange Agent (the “Maturity Exchange Notice”); provided, however, that a Mandatory Maturity Exchange shall be effective only if the Equity Conditions shall have been satisfied as of the Maturity Date. Notwithstanding anything to the contrary in this Indenture or the Notes, for the purposes of the Mandatory Maturity Exchange only, the applicable Exchange Price shall be equal to 80% of the Market Price (as defined below).

(b) For purposes of this Section 3.01, “Market Price” means the average of the Daily VWAP for each of the five lowest consecutive Trading Days during the 20 consecutive Trading Days ending on (and including) the Trading Day immediately prior to the Maturity Date.

(c) The Maturity Exchange Notice shall specify (i) the anticipated aggregate principal amount, accrued and unpaid interest and premium, if any, of the Notes subject to exchange on the Maturity Date, including a detailed calculation thereof, (ii) the Maturity Date and (iii) the name and address of the Exchange Agent.

(d) On the Maturity Date, the Company shall (i) deliver, or cause to be delivered, to the Holders, the shares of Common Stock that are issuable pursuant to the Mandatory Maturity Exchange (the “Maturity Date Shares”) and (ii) deliver to each Holder, the Trustee and the Exchange Agent a written notice (the “Maturity Date Notice”). The Maturity Date Notice shall specify: (A) the Market Price applied for the exchange, including a detailed calculation thereof, and (B) reasonable evidence of satisfaction of the Equity Conditions as of the Maturity Date.

43

(e) If, during the 20 consecutive Trading Days following the Maturity Date, the average of the Daily VWAP for the five lowest consecutive Trading Days in such period (the “True-Up Price”) is less than the Market Price as determined in clause (b) above, the Company shall deliver to the Holders whose Notes were exchanged pursuant to the Mandatory Maturity Exchange, as additional consideration, such additional number of shares of Common Stock (the “True-Up Shares”) as is necessary such that, when added to the Maturity Date Shares, the effective Market Price with respect to such Mandatory Maturity Exchange equals 80% of the True-Up Price, with such delivery to be made within two Business Days following the end of such 20 Trading Day period following the Maturity Date (the “True-Up,” and such date of delivery of additional consideration pursuant to the True-Up, the “True-Up Delivery Date”).

(f) On the True-Up Delivery Date, the Company shall deliver to each Holder, the Trustee and the Exchange Agent a written notice (the “True-Up Notice”). The True-Up Notice shall specify (i) the True-Up Price, including a detailed calculation thereof, (ii) reasonable evidence of satisfaction of the Equity Conditions as of the True-Up Delivery Date and (iii) the number of shares of Common Stock to be issued pursuant to the True-Up and detailed calculations thereof; provided that, if the Company fails to satisfy the Equity Conditions as of the True-Up Delivery Date, in lieu of delivering the True-Up Shares, the Company shall deliver to the Trustee and the Holders, as applicable, cash in an amount equal to the product of (i) the number of True-Up Shares and (ii) the Last Reported Sale Price on the True-Up Delivery Date.

(g) The procedures for settlement, delivery of shares, treatment of fractional shares and payment of taxes in connection with an exchange pursuant to this Section 3.01 shall be governed by, and subject to, Article X (including, without limitation, Section 10.03 (Settlement of Exchange Privilege), Section 10.05 (Fractions of Shares), Section 10.06 (Quarterly Resets; Anti-Dilution Protection), Section 10.07 (Adjustments of Prices)) Section 10.09 (Certain Covenants), Section 10.10 (Taxes on Exchanges) and Section 10.16 (Exchange Failure), mutatis mutandis.

Section 3.02 Mandatory Exchange at the Election of the Company.

(a) Beginning on the date that is the six-month anniversary of the Closing Date, and subject at all times to satisfaction of the Equity Conditions and the terms set forth in this Section 3.02, the Company may, at its election, require the exchange of a portion of the total aggregate outstanding principal amount of the Notes as of the date of original issuance (together with any PIK Interest on such principal amount, the “Note Outstanding Amount”) into shares of Common Stock at the then-applicable Exchange Price, in accordance with the following schedule and conditions (each, a “Company Mandatory Exchange” and, together with a Mandatory Maturity Exchange, a “Mandatory Exchange”):

(i) The Company may require the exchange of 20% of the Note Outstanding Amount if, at any time, the average of the Daily VWAP for 10 consecutive Trading Days (“10-Day VWAP”) exceeds 250% of the then-applicable Exchange Price.

(ii) The Company may require the exchange of an additional 20% of the Note Outstanding Amount if, at any time, the 10-Day VWAP exceeds 300% of the then-applicable Exchange Price.

(iii) The Company may require the exchange of an additional 30% of the Note Outstanding Amount if, at any time, the 10-Day VWAP exceeds 350% of the then-applicable Exchange Price.

(iv) The Company may require the exchange of the remaining Note Outstanding Amount if, at any time, the 10-Day VWAP exceeds 400% of the then-applicable Exchange Price.

(b) The Company may require a Company Mandatory Exchange pursuant to each of the conditions set forth in Section 3.02(a)(i) through (iv) one time each.

(c) The Company’s right to require any Mandatory Exchange pursuant to this Section 3.02 is subject to the satisfaction of the Equity Conditions as of the date of the Company Mandatory Exchange Notice and through the applicable Mandatory Exchange Date.

(d) Any Company Mandatory Exchange pursuant to this Section 3.02 shall be effected on a pro rata basis among all outstanding Notes, such that the applicable percentage of the Note Outstanding Amount subject to the Company Mandatory Exchange shall be applied equally to each Note then outstanding, and each Holder shall be required to exchange the same proportion of the principal amount of its Notes as is required of all other Holders.

44

(e) If the Company elects to require a Company Mandatory Exchange, the Company will send notice of the Company Mandatory Exchange prior to noon, New York City time (a “Company Mandatory Exchange Notice”; the date of such notice, the “Company Mandatory Exchange Notice Date”), electronically or by first-class mail, with a copy to (x) the Trustee and (y) each Holder to the address of such Holder appearing in the notes register, and, if applicable with respect to any Global Note, otherwise in accordance with the procedures of DTC.

The Company Mandatory Exchange Notice shall state:

(i) that the Notes have been called for Company Mandatory Exchange pursuant to this Section 3.02;

(ii) the applicable clause of the Company Mandatory Exchange pursuant to Section 3.02(a);

(iii) both the aggregate and applicable Note Outstanding Amount subject to such Company Mandatory Exchange;

(iv) the date on which such exchange will occur (the “Mandatory Exchange Date”); provided that, such date shall be a Business Day of the Company’s choosing that is no more than five, nor less than three, Business Days after the Company Mandatory Exchange Notice Date;

(v) the Exchange Price (including the calculation showing any adjustments applicable pursuant to this Indenture) applicable for such Company Mandatory Exchange, and the number of shares of Common Stock to be issued for conversion;

(vi) the name and address of the Exchange Agent;

(vii) the CUSIP and ISIN numbers, if any, of such Notes (provided that no representation is made as to the correctness or accuracy of such CUSIP or ISIN number, if any, listed in such notice or printed on the Notes); and

(viii) reasonable evidence of satisfaction of the applicable 10-Day VWAP and Equity Conditions as of the Company Mandatory Exchange Notice Date.

Section 3.03 Effect of Company Mandatory Exchange Notice. Once the Company delivers a Company Mandatory Exchange Notice in accordance with Section 3.02, the specified portion of the Notes subject to such notice (the “Mandatory Exchange Amount”) shall become mandatorily exchangeable into shares of Common Stock on the Mandatory Exchange Date set forth in the notice, at the then-applicable Exchange Price and in accordance with the procedures set forth in this Indenture. Upon the Mandatory Exchange Date, the Company shall deliver to the Holders the applicable number of shares of Common Stock in accordance with the procedures set forth in Article X. From and after the Mandatory Exchange Date, unless the Company fails to deliver the shares of Common Stock as required, interest shall cease to accrue on such portion of the Note Outstanding Amount subject to the Company Mandatory Exchange.

Section 3.04 Deposit of Exchange Shares(a) . On the Mandatory Exchange Date, the Company shall (i) deliver or cause to be delivered to the Exchange Agent or the applicable Holders the aggregate number of shares of Common Stock issuable upon exchange of the Mandatory Exchange Amount and (ii) a notice to the Trustee and the Holders that provides reasonable evidence of satisfaction of the Equity Conditions on the Mandatory Exchange Date. The procedures for settlement, delivery of shares, treatment of fractional shares and payment of taxes in connection with an exchange pursuant to Section 3.02 shall be governed by, and subject to, Article X (including, without limitation, Section 10.03 (Settlement of Exchange Privilege), Section 10.05 (Fractions of Shares), Section 10.06 (Quarterly Resets; Anti-Dilution Protection), Section 10.07 (Adjustments of Prices)) Section 10.09 (Certain Covenants), Section 10.10 (Taxes on Exchanges) and Section 10.16 (Exchange Failure), mutatis mutandis.

Section 3.05 Right of Holders to Require the Company to Repurchase Notes upon a Delisting Event.

45

(a) Subject to the other terms of this Section 3.05, if a Delisting Event occurs, then each Holder will have the right (the “Delisting Event Repurchase Right”), at any time after the Discharge of OC III Term Loans, to require the Company to repurchase such Holder’s Notes (or any portion thereof in amounts of $1.00 or whole multiples of $1.00 in excess thereof) on the Delisting Event Repurchase Date at the then-applicable Delisting Event Repurchase Price.

(b) If a Delisting Event Repurchase Date is after a record date and on or before the next interest payment date, then (i) the Holder of such Note at the Close of Business on such record date will be entitled, notwithstanding such Repurchase Upon Delisting Event, to receive, on or, at the Company’s election, before such interest payment date, the unpaid interest in cash that would have accrued on such Note to, but excluding, such interest payment date (assuming, solely for these purposes, that such Note remained outstanding through such interest payment date, if such Delisting Event Repurchase Date is before such interest payment date); and (ii) the Delisting Event Repurchase Price will not include accrued and unpaid interest on such Note to, but excluding, such Delisting Event Repurchase Date. For the avoidance of doubt, if an interest payment date is not a Business Day and such Delisting Event Repurchase Date occurs on the Business Day immediately after such interest payment date, then (x) accrued and unpaid interest on Notes to, but excluding, such interest payment date will be paid on the next Business Day to Holders as of the Close of Business on the immediately preceding record date; and (y) the Delisting Event Repurchase Price will include interest on Notes to be repurchased from, and including, such interest payment date.

(c) On or before the twentieth calendar day before the effective date of a Delisting Event, the Company will send to each Holder, the Trustee and the Paying Agent a notice of such Delisting Event (a “Delisting Event Repurchase Notice”). Such Delisting Event Repurchase Notice must state:

(i) briefly, the events causing such Delisting Event;

(ii) the effective date of such Delisting Event;

(iii) the procedures that a Holder must follow to require the Company to repurchase its Notes pursuant to this Section 3.05, including the deadline for exercising the Delisting Event Repurchase Right and the procedures for submitting and withdrawing a Delisting Event Repurchase Notice;

(iv) the Delisting Event Repurchase Date for such Delisting Event;

(v) the Delisting Event Repurchase Price per $1.00 principal amount of Notes for such Delisting Event (and, if such Delisting Event Repurchase Date is after a record date and on or before the next interest payment date, the amount, manner and timing of the interest payment payable pursuant to the definition thereof and Section 3.05(b));

(vi) the name and address of the Paying Agent and Trustee;

(vii) the Exchange Price in effect on the date of such Delisting Event Repurchase Notice and a description and quantification of any adjustments to the Exchange Price that may result from such Delisting Event;

(viii) that Notes for which a Delisting Event Repurchase Notice has been duly tendered and not duly withdrawn must be delivered to the Paying Agent for the Holder thereof to be entitled to receive the Delisting Event Repurchase Price;

(ix) that Notes (or any portion thereof) that are subject to a Delisting Event Repurchase Notice that have been duly tendered may be exchanged only if such Delisting Event Repurchase Notice is withdrawn in accordance with this Indenture; and

(x) the CUSIP and ISIN numbers, if any, of the Notes.

Neither the failure to deliver a Delisting Event Repurchase Notice nor any defect in a Delisting Event Repurchase Notice will limit the Delisting Event Repurchase Right of any Holder or otherwise affect the validity of any proceedings relating to any Repurchase Upon Delisting Event.

46

(d) To exercise its Delisting Event Repurchase Right for a Note following a Delisting Event, the Holder thereof must deliver:

(i) to the Paying Agent, before the Close of Business on the Business Day immediately before the related Delisting Event Repurchase Date (or such later time as may be required by law), a duly completed, written Delisting Event Repurchase Exercise Notice with respect to such Note; and

(ii) such Note, to the Trustee duly endorsed for transfer (if such Note is a Definitive Note) or to the Paying Agent by book-entry transfer (if such Note is a Global Note).

The Paying Agent will promptly deliver to the Company a copy of each Delisting Event Repurchase Exercise Notice that it receives.

(e) Each Delisting Event Repurchase Exercise Notice with respect to a Note must state:

(i) if such Note is a Definitive Note, the certificate number of such Note;

(ii) the principal amount of such Note to be repurchased, which must be in a minimum denomination of $0.01 or whole multiples of $0.01 in excess thereof; and

(iii) that such Holder is exercising its Delisting Event Repurchase Right with respect to such principal amount of such Note;

provided, however, that if such Note is a Global Note, then such Delisting Event Repurchase Exercise Notice must comply with the applicable procedures of DTC (and any such Delisting Event Repurchase Exercise Notice delivered in compliance with the applicable procedures of DTC will be deemed to satisfy the requirements of this Section 3.05(e)).

(f) A Holder that has delivered a Delisting Event Repurchase Exercise Notice with respect to a Note may withdraw such Delisting Event Repurchase Exercise Notice by delivering a written notice of withdrawal to the Paying Agent at any time before the Close of Business on the second (2nd) Business Day immediately preceding the related Delisting Event Repurchase Date. Such withdrawal notice must state:

(i) if such Note is a Definitive Note, the certificate number of such Note;

(ii) the principal amount of such Note to be withdrawn, which must be in a minimum denomination of $0.01 or whole multiples of $0.01 in excess thereof; and

(iii) the principal amount of such Note, if any, that remains subject to such Delisting Event Repurchase Exercise Notice, which must be in a minimum denomination of $1.00 or whole multiples of $1.00 in excess thereof;

provided, however, that if such Note is a Global Note, then such withdrawal notice must comply with the applicable procedures of DTC (and any such withdrawal notice delivered in compliance with the applicable procedures of DTC will be deemed to satisfy the requirements of this Section 3.05(f)).

Upon receipt of any such withdrawal notice with respect to a Note (or any portion thereof), the Paying Agent will (x) promptly deliver a copy of such withdrawal notice to the Company; and (y) if such Note is surrendered to the Paying Agent, cause such Note (or such portion thereof in accordance with Section 2.15, treating such Note as having been then surrendered for partial repurchase in the amount set forth in such withdrawal notice as remaining subject to repurchase) to be returned to the Holder thereof (or, if applicable with respect to any Global Note, cancel any instructions for book-entry transfer to the Company, the Trustee or the Paying Agent of the applicable beneficial interest in such Note in accordance with the applicable procedures of DTC).

(g) The Company will cause the Delisting Event Repurchase Price for a Note (or portion thereof) to be repurchased pursuant to a Repurchase Upon Delisting Event to be paid to the Holder thereof on or before the later of (i) the applicable Delisting Event Repurchase Date; and (ii) the date (x) such Note is delivered to the Trustee or Paying Agent (in the case of a Definitive Note) or (y) the applicable procedures of DTC relating to the repurchase, and the

47

delivery to the Paying Agent, of such Holder’s beneficial interest in such Note to be repurchased are complied with (in the case of a Global Note). For the avoidance of doubt, interest payable pursuant to Section 3.05(b) on any Note to be repurchased pursuant to a Repurchase Upon Delisting Event must be paid pursuant to such Section regardless of whether such Note is delivered or such applicable procedures of DTC are complied with pursuant to the first sentence of this Section 3.05(g).

(h) Notwithstanding anything to the contrary in this Section 3.05, the Company will be deemed to satisfy its obligations under this Section 3.05 if (i) one or more third parties conduct any Repurchase Upon Delisting Event and related offer to repurchase Notes otherwise required by this Section 3.05 in a manner that would have satisfied the requirements of this Section 3.05 if conducted directly by the Company; and (ii) an owner of a beneficial interest in any Note repurchased by such third party or parties will not receive a lesser amount (as a result of taxes, additional expenses or for any other reason) than such owner would have received had the Company repurchased such Note.

(i) [reserved].

(j) To the extent applicable, the Company will comply in all material respects with all federal and state securities laws in connection with a Repurchase Upon Delisting Event (including complying with Rules 13e-4 and 14e-1 under the Exchange Act and filing any required Schedule TO, to the extent applicable) so as to permit effecting such Repurchase Upon Delisting Event in the manner set forth in this Indenture; provided, however, that, to the extent that the Company’s obligations pursuant to this Section 3.05 conflict with any law or regulation that is applicable to the Company, the Company’s compliance with such law or regulation will not be considered to be a default of such obligations.

(k) Subject to the terms of this Section 3.05, Notes may be repurchased pursuant to a Repurchase Upon Delisting Event in part, but only in a minimum denomination of $0.01 or whole multiples of $0.01 in excess thereof. Provisions of this Section 3.05 applying to the repurchase of a Note in whole will equally apply to the repurchase of a permitted portion of a Note.

(l) Notwithstanding anything herein to the contrary, the Delisting Event Repurchase Right and the other terms set forth in this Section 3.05 shall only be exercisable by the Holder following the Discharge of OC III Term Loans. In no event shall any Delisting Event Repurchase Date occur at any time prior to the Discharge of OC III Term Loans; provided, however, that if a Delisting Event occurs prior to the Discharge of OC III Term Loans, each Holder shall have the right to receive a Delisting Event Repurchase Notice and deliver a Delisting Event Repurchase Exercise Notice in accordance with this Section 3.05, but the repurchase of any Notes pursuant to this Section 3.05 shall not occur, and the Delisting Event Repurchase Price shall not become due and payable, until immediately following the Discharge of OC III Term Loans, which shall be the applicable Delisting Event Repurchase Date.

ARTICLE IV

COVENANTS

Section 4.01 Payment of Notes and Term Loan Deferred Cash Interest Amount. The Company shall pay or deliver (or cause to be paid or delivered) the principal of and interest, if any, on the Notes on the dates and in the manner provided in the Notes and in this Indenture. The Company shall pay the Term Loan Deferred Cash Interest Amount (including all interest then accrued thereon pursuant to Section 2.14(d), regardless of whether otherwise then due or payable) to the Initial Purchaser on the date on which all of the Notes become due and payable in the manner provided in the Notes and in this Indenture. The Company may otherwise elect to repay the Term Loan Deferred Interest Amount (including all interest then accrued thereon pursuant to Section 2.14(d)) to the Initial Purchaser at any time and any such amounts paid by the Company at its election prior to the Notes becoming due and payable shall no longer be payable on such later date. Principal and interest, if any, shall be considered paid or delivered, as applicable, on the date due if on such date (i) in respect of any such amount required to be paid or delivered hereunder in cash, the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay such amount and (ii) in respect of such amount required to be settled hereunder in Common Stock, the Company’s transfer agent has received instructions for delivery in accordance with this Indenture of the requisite number of shares of Common Stock, and, in each case, the Trustee or the Paying Agent or the Company’s transfer agent, as the case may be, is not prohibited from paying or delivering such money or shares of Common Stock to the Holders on that date pursuant to the terms of this Indenture.

48

Section 4.02 Compliance with Laws. Each Company Group Obligor shall, and shall cause each of its Subsidiaries to, until the Payment in Full of the Convertible Notes Obligations, comply with all Applicable Laws with respect to the Collateral or any part thereof or governing the conduct or operation of its business the non-compliance with which could reasonably be expected to have a Material Adverse Effect (except to the extent any separate provision of this Indenture shall expressly require compliance with any particular Applicable Laws pursuant to another standard). Each Company Group Obligor may, however, contest or dispute any Applicable Laws in any reasonable manner; provided that any related Lien is inchoate or stayed and sufficient reserves are established in accordance with GAAP.

Section 4.03 Conduct of Business and Maintenance of Existence and Assets. Each Company Group Obligor shall, and shall cause each of its Subsidiaries to, until the Payment in Full of the Convertible Notes Obligations, (a) conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Indenture), and use commercially reasonable efforts to enforce and protect the validity of any Intellectual Property right or other right included in the Collateral where the failure to do so could reasonably be expected to have a Material Adverse Effect; (b) except pursuant to a transaction permitted hereunder, keep in full force and effect its existence; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof where the failure to do so could reasonably be expected to have a Material Adverse Effect.

Section 4.04 Books and Records. Each Company Group Obligor shall, and shall cause each of its Subsidiaries to, until the Payment in Full of the Convertible Notes Obligations, keep proper books of record and account in which entries that are full, true and correct in all material respects will be made of all dealings or transactions of or in relation to its business and affairs (including without limitation accruals for taxes, assessments, Charges, levies and claims, allowances against doubtful Receivables and accruals for depreciation, obsolescence or amortization of assets), all in accordance with, or as required by, GAAP.

Section 4.05 Payment of Taxes. Each Company Group Obligor shall, and shall cause each of its Subsidiaries to, until the Payment in Full of the Convertible Notes Obligations, pay, when due, all material taxes, assessments and other Charges lawfully levied or assessed upon it or any of the Collateral, including real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes, except to the extent that such Company Group Obligor or Subsidiary has Properly Contested such taxes, assessments or charges.

Section 4.06 Insurance. Each Company Group Obligor shall, and shall cause each of its Subsidiaries to, until the Payment in Full of the Convertible Notes Obligations:

(a) (i) Keep all its insurable properties and properties in which such Company Group Obligor has an interest insured against such hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to such Company Group Obligor’s including business interruption insurance and, if applicable, the hazards of fire, flood and sprinkler leakage; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to such Company Group Obligor insuring against larceny, embezzlement or other criminal misappropriation of the insured’s officers and employees who may either singly or jointly with others at any time have access to the assets or funds of such Company Group Obligor either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker’s compensation or similar insurance as may be required under the laws of any state or jurisdiction in which such Company Group Obligor is engaged in business; (v) deliver to the Trustee, the Notes Collateral Agent and the Holders (A) copies of all policies (if requested by any of the Trustee, the Notes Collateral Agent or the Holders) and evidence of the maintenance of such policies by the renewal thereof at least 30 days before any expiration date, and (B) appropriate loss payable endorsements in form and substance reasonably satisfactory to the Notes Collateral Agent and the Required Holders, naming the Notes Collateral Agent as an additional insured and mortgagee and/or lender loss payee (as applicable) as its interests may appear with respect to all insurance

49

coverage referred to in clauses (i) and (iii) above, and providing (I) that all proceeds thereunder shall be payable to the Notes Collateral Agent, (II) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (III) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least 30 days prior written notice is given to the Notes Collateral Agent (or in the case of non-payment, at least 10 days prior written notice). In the event of any loss thereunder, the carriers named therein hereby are directed by the Notes Collateral Agent and the applicable Company Group Obligor to make payment for such loss to the Notes Collateral Agent and not to such Company Group Obligor and the Notes Collateral Agent jointly. If any insurance losses are paid by check, draft or other instrument payable to any Company Group Obligor and the Notes Collateral Agent jointly, the Notes Collateral Agent may endorse such Company Group Obligor’s name thereon and do such other things as the Notes Collateral Agent may deem advisable (or as the Required Holders instruct) to reduce the same to cash.

(b) Each Company Group Obligor shall take all actions required under the Flood Laws and/or reasonably requested by the Required Holders to assist in ensuring that each Holder is in compliance with the Flood Laws applicable to the Collateral, including, but not limited to, providing such Holders with the address and/or GPS coordinates of each structure on any Real Property that will be subject to a mortgage or deed of trust in favor of the Trustee and the Notes Collateral Agent, and, to the extent required, obtaining flood insurance for such property, structures and contents prior to such property, structures and contents becoming Collateral, and thereafter maintaining such flood insurance in full force and effect for so long as required by the Flood Laws.

(c) The Trustee and the Notes Collateral Agent (in each case, acting at the direction of the Required Holders) are hereby authorized (without obligation) to adjust and compromise claims under insurance coverage referred to in Section 4.06(a)(i) and (iii) and Section 4.06(b) above. Any surplus shall be paid by the Trustee or the Notes Collateral Agent to the Company Group Obligors or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Company Group Obligors to the Trustee or the Notes Collateral Agent, on demand.

(d) If any Company Group Obligor fails to obtain insurance as hereinabove provided, or to keep the same in force, the Trustee or the Notes Collateral Agent (in each case, acting at the direction of the Required Holders) may (but shall not be obligated to) obtain such insurance and pay the premium therefor on behalf of such Company Group Obligor, which payments shall be at the sole expense of the Company and payable by the Company to the Trustee or the Notes Collateral Agent not later than 10 Business Days after written demand.

Section 4.07 Payment of Indebtedness and Leasehold Obligations. Each Company Group Obligor shall, and shall cause each of its Subsidiaries to, until the Payment in Full of the Convertible Notes Obligations, pay, discharge or otherwise satisfy (i) at or before maturity (subject, where applicable, to specified grace periods) all of its Material Indebtedness, except when the amount or validity thereof is currently being Properly Contested, subject at all times to any applicable subordination arrangement in favor of the Trustee, the Notes Collateral Agent and the Holders and (ii) when due, its material rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect.

Section 4.08 Environmental Matters. Each Company Group Obligor shall, and shall cause each of its Subsidiaries to, until the Payment in Full of the Convertible Notes Obligations:

(a) Ensure that all of the Real Property owned or leased by it and all operations and businesses conducted thereon are in compliance and remain in compliance with all Environmental Laws and it shall manage any and all Hazardous Materials on any Real Property owned or leased by it in compliance with Environmental Laws, except where the failure to comply could not reasonably be expected to result in a Material Adverse Effect.

(b) Establish and maintain an environmental management and compliance system to assure and monitor continued compliance with all applicable Environmental Laws.

50

(c) Respond promptly to any Hazardous Discharge or Environmental Complaint and take all necessary action in order to safeguard the health of any Person and to avoid subjecting the Collateral or Real Property to any Lien. If any Company Group Obligor or any of its Subsidiaries shall fail to respond promptly to any Hazardous Discharge or Environmental Complaint or any Company Group Obligor or any of its Subsidiaries shall fail to comply with any of the requirements of any Environmental Laws, the Notes Collateral Agent (acting at the direction of the Required Holders) on behalf of Holders may, but without the obligation to do so, for the sole purpose of protecting the Notes Collateral Agent’s interest in the Collateral: (i) give such notices or (ii) enter onto the applicable Real Property (or authorize third parties to enter onto such Real Property) and take such actions as the Trustee or the Notes Collateral Agent (or such third parties as directed by the Trustee or the Notes Collateral Agent) or the Required Holders deem reasonably necessary or advisable, to remediate, remove, mitigate or otherwise manage with any such Hazardous Discharge or Environmental Complaint. All reasonable and documented costs and expenses incurred by the Trustee, the Notes Collateral Agent and the Holders (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties shall be paid by the Company Group Obligors within 10 Business Days of demand.

(d) Promptly upon the written request of the Required Holders if an Event of Default has occurred and is continuing, the Company Group Obligors shall provide Holders, at the Company Group Obligors’ expense, with an environmental site assessment or environmental compliance audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of the Required Holders, to assess with a reasonable degree of certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, remediation and removal of any Hazardous Materials found on, under, at or within all of the Real Property owned or leased by any Company Group Obligor. Holders hereby acknowledge that any report or investigation of such Hazardous Discharge proposed and acceptable to the responsible Governmental Body shall be acceptable to the Required Holders. If such estimates, individually or in the aggregate, exceed $2,000,000, the Required Holders shall have the right to require the Company Group Obligors to post a bond, letter of credit or other security reasonably satisfactory to the Required Holders to secure payment of these costs and expenses.

Section 4.09 Standards of Financial Statements. Each Company Group Obligor shall, and shall cause each of its Subsidiaries to, until the Payment in Full of the Convertible Notes Obligations, cause all financial statements referred to in Section 13.06, Section 13.07 and Section 13.09 hereof as to which GAAP is applicable to fairly present in all material respects the financial condition or operating condition (subject, in the case of interim financial statements, to normal year-end and audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as disclosed therein).

Section 4.10 Federal Securities Laws. Each Company Group Obligor shall, and shall cause each of its Subsidiaries to, until the Payment in Full of the Convertible Notes Obligations, promptly notify Holders in writing if any Company Group Obligor (other than the Company) or any of its Subsidiaries (a) is required to file periodic reports under the Exchange Act, (b) registers any securities under the Exchange Act or (c) files a registration statement under the Securities Act.

Section 4.11 Execution of Supplemental Instruments. Each Company Group Obligor shall, and shall cause each of its Subsidiaries to, until the Payment in Full of the Convertible Notes Obligations and the termination of the Notes, execute and deliver to the Trustee, the Notes Collateral Agent and the Holders from time to time, promptly upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as the Required Holders may reasonably request in order that the provisions of this Indenture may be carried into effect.

Section 4.12 Government Receivables. Each Company Group Obligor shall, and shall cause each of its Subsidiaries to, until the Payment in Full of the Convertible Notes Obligations, if any Company Group Obligor shall at any time after the date of this Indenture acquire or become the beneficiary of Receivables in excess of $500,000 in the aggregate in respect of which the account debtor is a Governmental Body, promptly notify the Trustee, the Notes Collateral Agent and the Holders in writing and, upon the reasonable request of the Required Holders, take any necessary steps to perfect the Lien of the Notes Collateral Agent for the benefit of the Secured Parties therein, and make such Lien enforceable against the account debtor.

51

Section 4.13 Board Observation Rights. Until the earlier of the Initial Purchaser Disposition Date and the Payment in Full of the Convertible Notes Obligations, the Company shall permit one authorized representative of the Holders to attend and participate (in the capacity of a non-voting observer) in all meetings of its Board of Directors (the “Quantum Board”), whether in person, by telephone or otherwise. The Company shall provide such representative the same notice of all such meetings and copies of all such meeting materials distributed to members of the Quantum Board concurrently with provision of such notice and materials to the Quantum Board; provided, however, that such representative (i) shall hold all information and materials disclosed or delivered to such representative in confidence (in accordance with and subject to the provisions of Section 16.15 of the Credit Agreement (as in effect on the Closing Date), mutatis mutandis) and (ii) may be excluded from access to any material or meeting or portion thereof if (A) the Quantum Board determines in good faith, with advice from legal counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege or if such representative’s access or attendance could materially and adversely affect the Quantum Board’s fiduciary duties or (B) such material relates to, or such meeting or portion thereof involves discussions regarding, the refinancing or restructuring of, or interpretation of any legal matter regarding, the Notes or an executive session of the Quantum Board. The Company Group Obligors shall pay such representative’s reasonable and documented out-of-pocket expenses (including, without limitation, the cost of airfare, meals and lodging) in connection with such representative’s attendance at such meetings to the extent consistent with the Company’s policies of reimbursing directors generally for such expenses. If it is proposed that any action be taken by written consent in lieu of a meeting of the Quantum Board, the Company shall provide such representative a copy of the written consent at the time such written consent is distributed to members of the Quantum Board. The representative shall be free to contact the members of the Quantum Board and discuss the proposed written consent.

Section 4.14 LTO Program. Each Company Group Obligor shall, and shall cause each of its Subsidiaries to, until the Payment in Full of the Convertible Notes Obligations:

(a) ensure that (i) all of the rights and interests under, in and to the LTO Program, the Recurring Royalty Revenue, all Format Development Agreements and any other contracts related to the foregoing, and (ii) all Intellectual Property necessary to, and primarily used in, the LTO Program, are owned by, in the name of and registered under, as applicable, LTO Subsidiary; and

(b) upon the occurrence of any Default or Event of Default, and at the reasonable request of the Trustee or the Notes Collateral Agent (in each case, acting at the direction of the Required Holders), promptly transfer to LTO Subsidiary any additional rights or interests relating to the LTO Program, including without limitation any Intellectual Property used in the LTO Program and any employees engaged in work relating to, or servicing, the LTO Program.

Section 4.15 Chief Restructuring Officer. Each Company Group Obligor shall, and shall cause each of its Subsidiaries to, until the earlier of the Initial Purchaser Disposition Date and the Payment in Full of the Convertible Notes Obligations:

(a) Retain Charles Hale (or another Person reasonably acceptable to the Company and the Required Holders) as Chief Restructuring Officer (“CRO”), to evaluate cost savings initiatives and achieve positive EBITDA for the Company and its Subsidiaries, on a consolidated basis, commencing with the fiscal quarter ended December 31, 2025 (calculated on a quarterly basis in accordance with the definition of “Additional Reporting Triggering Event”), with economic terms for such employment as are reasonably acceptable to the Company and the Required Holders (it being understood that (x) the economic terms in effect on the Closing Date are acceptable to the Required Holders and (y) at the discretion of the Company, such economic terms may include equity-based compensation).

(b) Notwithstanding the foregoing, the occurrence of an Additional Reporting Triggering Event shall not cause a Default or Event of Default hereunder or under any Other Document, so long as (i) Charles Hale (or another Person reasonably acceptable to the Company and the Required Holders) continues to be retained by the Company as CRO and (ii) the Company is working in good faith with such CRO to achieve cost savings and positive quarterly EBITDA for the Company and its Subsidiaries, on a consolidated basis (calculated on a quarterly basis in accordance with the definition of “Additional Reporting Triggering Event”).

52

(c) Upon the occurrence of any Additional Reporting Triggering Event, the form and scope of any quarterly operating budget delivered during any Additional Reporting Period that is continuing shall be subject to the approval of the board of directors of the Company and the CRO (which approval shall not be unreasonably withheld, conditioned or delayed).

Section 4.16 Minimum Liquidity. So long as any Note is outstanding, the Company shall not permit the Liquidity of the Company:

(a) as of March 31, 2026 to be less than $3,750,000;

(b) as of June 30, 2026 to be less than $5,000,000;

(c) as of September 30, 2026 to be less than $6,250,000; and

(d) as of the last day of any fiscal quarter following October 1, 2026 to be less than $7,500,000.

Section 4.17 Nature of Business. Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations, substantially change the nature of the business in which it is presently engaged, nor except as specifically permitted hereby purchase or invest, directly or indirectly, in any assets or property other than in the Ordinary Course of Business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted; provided that the foregoing shall not prevent the Company and its Subsidiaries from engaging in any business that is reasonably related or ancillary to its or their business or is a reasonable extension of its or their business.

Section 4.18 Limitation on Indebtedness. Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations, create, incur, assume or suffer to exist any Indebtedness other than Permitted Indebtedness.

Section 4.19 Limitation on Investments. Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations, purchase or acquire obligations or Equity Interests of, or any other interest in, any Person, other than Permitted Investments or, solely in the case of the Company Group Obligors, make any direct or indirect Investment in the form of a capital contribution or disposition of any Intellectual Property or any other asset material to the business of the Company Group Obligors in any Person that is not a Company Group Obligor.

Section 4.20 Limitation on Liens. Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations, create or suffer to exist any Lien upon or against any of its property or assets now owned or hereafter created or acquired, except Permitted Encumbrances.

Section 4.21 [Reserved].

Section 4.22 Guarantees. Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations, become liable upon the obligations or liabilities of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Holders) except (a) the endorsement of checks in the Ordinary Course of Business, (b) as disclosed on Schedule 4.22 hereto, (c) unsecured guarantees incurred in the Ordinary Course of Business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations, (d) unsecured guarantees arising with respect to customary indemnification obligations to purchasers in connection with Permitted Dispositions, (e) guarantees with respect to other Permitted Indebtedness, to the extent that the Person that is obligated under such guaranty could have incurred such underlying Indebtedness, and (f) guarantees of operating leases and other obligations not constituting Indebtedness.

Section 4.23 Restricted Payments. Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations, declare, pay or make any Restricted Payment, except that:

53

(a) the Company may make Restricted Payments to former employees, officers or directors of the Company (or any spouses, ex-spouses or estates of any of the foregoing) on account of redemptions of Equity Interests of the Company held by such Persons; provided that (i) such Restricted Payments are permitted by Applicable Law; (ii) no Event of Default or Default shall have occurred or would occur after giving pro forma effect to any such Restricted Payment; and (iii) the aggregate amount of all such Restricted Payments (whether in exchange for cash or the issuance of Indebtedness permitted pursuant to clause (l) of the definition of “Permitted Indebtedness”) during the term of this Indenture shall not exceed $1,000,000;

(b) the Company may make Restricted Payments to former employees, officers or directors of the Company (or any spouses, ex-spouses or estates of any of the foregoing), solely in the form of forgiveness of Indebtedness of such Persons owing to the Company on account of repurchases of the Equity Interests of the Company held by such Persons; provided (i) such Restricted Payments are permitted by Applicable Law; (ii) no Event of Default or Default shall have occurred or would occur after giving pro forma effect to any such Restricted Payment; and (iii) such Indebtedness was incurred by such Persons solely to acquire Equity Interests of the Company;

(c) the Company may exchange Qualified Equity Interests for other Qualified Equity Interests in a cashless exchange (other than with respect to any cash payments made in exchange for fractional shares); provided that (i) such exchange is permitted by Applicable Law; and (ii) no Event of Default or Default shall have occurred or would occur after giving pro forma effect to such exchange; and

(d) a Subsidiary of the Company may make Restricted Payments to the Company or any other Company Group Obligor or a Subsidiary of the Company that is not a Company Group Obligor may make Restricted Payments to another Subsidiary of the Company that is not a Company Group Obligor; provided that, in each case, such Restricted Payment is permitted by Applicable Law; and

(e) the Company may make payments or distributions in respect of the Notes.

Section 4.24 Limitation on Loans. Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations, make advances, loans or extensions of credit to any Person, including any Parent, Subsidiary or Affiliate, other than any advance, loan or extension of credit constituting a Permitted Investment.

Section 4.25 Merger, Consolidation, Acquisition and Sale of Assets. Section 4.26 Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations:

(a) enter into any merger, consolidation or other reorganization with or into any other Person, permit any other Person to consolidate with or merge with it, or acquire all or substantially all of the assets or Equity Interests of any Person, or of any division or line of business of any Person, except that:

(i) any Company Group Obligor may merge, consolidate or reorganize with another Company Group Obligor or a Subsidiary of a Company Group Obligor or acquire the assets or Equity Interests of another Company Group Obligor or a Subsidiary of a Company Group Obligor so long as (A) in each case, the Company shall provide the Trustee, the Notes Collateral Agent and the Holders with notice of such merger, consolidation, reorganization or acquisition within five Business Days following the consummation thereof or, to the extent that such merger, consolidation, reorganization or acquisition does not affect the priority or perfection of the Notes Collateral Agent’s Liens, concurrently with the delivery of the monthly financial statements required to be delivered to Holders pursuant to Section 13.08, (B) in connection with any merger, consolidation or reorganization to which the Company is a party, the Company must be the surviving entity of such merger, consolidation or reorganization, (C) in connection with any merger, consolidation or reorganization to which a Company Group Obligor is, and the Company is not, a party, the surviving entity of such merger, consolidation or reorganization must be, or concurrently with the consummation of such merger, consolidation or reorganization become, a Company Group Obligor, (D) in connection with any merger, consolidation or reorganization to which a Guarantor is, and a Company Group Obligor is not, a party, the surviving entity of such merger, consolidation or

54

reorganization must be, or concurrently with the consummation of such merger, consolidation or reorganization become, a Guarantor, and (E) the Company shall deliver to Holders true, correct and complete copies of all of the material agreements, documents and instruments related to such merger, consolidation, reorganization or acquisition concurrently with the delivery of the monthly financial statements required to be delivered to Holders pursuant to Section 13.08; provided, that, for the avoidance of doubt, the surviving entity of any merger, consolidation or reorganization described in this subsection (i) must be a Company Group Obligor;

(ii) any Subsidiary of a Company Group Obligor that is not a Company Group Obligor may merge, consolidate or reorganize with another Subsidiary of a Company Group Obligor that is not a Company Group Obligor or acquire the assets or Equity Interests of another Subsidiary of a Company Group Obligor that is not a Company Group Obligor so long as such Subsidiary shall deliver to Holders true, correct and complete copies of all of the relevant agreement, documents and instruments evidencing such merger, consolidation or reorganization concurrently with the delivery of the monthly financial statements required to be delivered to Holders pursuant to Section 13.08;

(iii) a Company Group Obligor and any of its Subsidiaries may make Permitted Investments; and

(iv) a Company Group Obligor may make Permitted Acquisitions;

(b) Dispose of any of its properties or assets, except for Permitted Dispositions; or

(c) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except for:

(i) the liquidation or dissolution of Immaterial Subsidiaries;

(ii) the liquidation or dissolution of a Company Group Obligor (other than the Company) so long as all of the assets (including any interest in any Equity Interests) of such liquidating or dissolving Company Group Obligor are transferred to other Company Group Obligor that is not liquidating or dissolving;

(iii) the liquidation or dissolution of a Company Group Obligor (other than the Company) or any of its wholly-owned Subsidiaries so long as all of the assets (including any interest in any Equity Interests) of such liquidating or dissolving Company Group Obligor or Subsidiary are transferred to a Company Group Obligor that is not liquidating or dissolving; and

(iv) the liquidation or dissolution of a Subsidiary of a Company Group Obligor that is not a Company Group Obligor so long as all of the assets of such liquidating or dissolving Subsidiary are transferred to a Company Group Obligor or a Subsidiary of a Company Group Obligor that is not liquidating or dissolving.

Section 4.26 Senior Financing. From and after the Closing Date until the Payment in Full of the Convertible Notes Obligations, no Company Group Obligor nor any of its Subsidiaries shall incur any Indebtedness for borrowed money that is secured by a Lien on the Collateral on a senior or pari passu basis with any Note that is outstanding on the Closing Date without the written consent of the Required Holders with respect to such Notes (except (x) for the avoidance of doubt, any Indebtedness incurred under the Credit Agreement (as in effect immediately prior to the Closing Date), (y) as otherwise permitted under this Indenture as in effect on the Closing Date (or as amended, restated, refinanced or otherwise modified from time to time to the extent not prohibited by the Intercreditor Agreement) or (z) in connection with a “debtor in possession” financing (or any similar financing arrangement in an insolvency proceeding in a non-U.S. jurisdiction) that is consented to by the Required Holders) (such Indebtedness, “Senior Financing”), in each case under this Section 4.26, unless each directly and adversely affected Holder has been (or will be) offered an opportunity to fund or otherwise provide or acquire its pro rata share of such Senior Financing on the same economic terms received by the Holders (or their Affiliates) providing such Senior Financing; provided that such economic terms shall not include bona fide backstop and similar fees (including fees paid to Holders as compensation for backstopping debt or equity rights offering) incurred, and the reimbursement of counsel fees and other expenses incurred, in connection with such Senior Financing or the negotiation of the transactions in connection with which the Senior Financing is to be (or was) incurred.

55

Section 4.27 Transactions with Affiliates. Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise enter into any transaction or deal with, any Affiliate, except for:

(a) transactions (other than the payment of management, consulting, monitoring or advisory fees) between any Company Group Obligor or its Subsidiaries, on the one hand, and any Affiliate of such Company Group Obligor or Subsidiary, on the other hand, so long as (i) if such transactions involve one or more payments by such Company Group Obligor or Subsidiary in excess of $5,000,000 for any single transaction or series of related transactions, such transactions are fully disclosed to Holders prior to the consummation thereof, and (ii) such transactions are no less favorable, taken as a whole, to the Company Group Obligors and their Subsidiaries than would be obtained in an arm’s length transaction with a non-Affiliate;

(b) any indemnity provided for the benefit of directors (or comparable managers) of such Company Group Obligor or its applicable Subsidiary, so long as such indemnity has been approved by the board of directors of such Company Group Obligor or Subsidiary in accordance with Applicable Law;

(c) the payment of reasonable compensation, severance or employee benefit arrangements to employees, officers and outside directors of such Company Group Obligor or its Subsidiaries in the Ordinary Course of Business and consistent with industry practice, so long as such payment has been approved by the board of directors of such Company Group Obligor or Subsidiary in accordance with Applicable Law;

(d) transactions permitted by Section 4.23 or Section 4.25;

(e) transactions pursuant to, and made in accordance with, the Transfer Pricing Program;

(f) Permitted Intercompany Advances;

(g) transactions permitted under clause (j) of the definition of “Permitted Dispositions”;

(h) Investments permitted under clauses (h) and (n) of the definition of “Permitted Investments”;

(i) Indebtedness owing to Affiliates permitted under clause (l) of the definition of “Permitted Indebtedness” or loans or advances to Affiliates permitted under clause (j) of the definition of “Permitted Investments”; and

(j) transactions in connection with this Indenture, the Other Documents, the Credit Agreement or the Other Credit Agreement Documents, among any Company Group Obligor or any of its Subsidiaries, on the one hand, and the Initial Purchaser (or any of its Affiliates) on the other hand.

Section 4.28 Subsidiaries. Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations:

(a) Form any Subsidiary unless: (i) if such Subsidiary is either a Foreign Subsidiary or an Immaterial Subsidiary, the Company provides the Trustee and the Notes Collateral Agent with written notice of the formation of such Subsidiary and, if requested by the Required Holders, true, correct and complete copies of the Organizational Documents of such Subsidiary and all of the material agreements, documents and instruments related to such formation concurrently with the delivery of the monthly financial statements required to be delivered to Holders pursuant to Section 13.08 with respect to the month in which such formation occurs, (ii) if such Subsidiary is not a Foreign Subsidiary or an Immaterial Subsidiary, (A) the Company provides the Trustee with written notice of the formation of such Subsidiary and, if requested by the Required Holders, true, correct and complete copies of the Organizational Documents of such Subsidiary and all of the material agreements, documents and instruments related to such formation within 15 Business Days following the date of such formation, and (B) such Subsidiary (x) expressly joins in this Indenture as a Company Group Obligor and becomes jointly and severally liable for the obligations of the Company Group Obligors hereunder and under the Other Documents, (y) executes a joinder to this Indenture and/or a Guaranty

56

and a Security Agreement in favor of the Notes Collateral Agent and such Other Documents related thereto as the Required Holders shall reasonably request in connection therewith and (z) if requested by the Required Holders, provides a legal opinion in favor of the Trustee or Notes Collateral Agent and Holders, which shall be reasonably satisfactory to such recipients, with respect to matters that are applicable to such Subsidiary.

(b) Enter into any partnership, joint venture or similar arrangement which does not constitute a Permitted Investment.

(c) Permit any Immaterial Subsidiary to (i) own or generate any Receivables or Inventory, (ii) have revenues in any fiscal year in excess of $250,000 (other than, in the case of Quantum International, revenue generated through foreign branch offices pursuant to the Transfer Pricing Program) or (iii) receive or generate any royalty revenue, unless the Company causes such Immaterial Subsidiary to become a Company Group Obligor or a Guarantor hereunder and under the Other Documents by providing to the Trustee, the Notes Collateral Agent or the Holders the agreements, documents and instruments required to be delivered pursuant to Section 4.28(a)(ii) (except as required by GAAP).

Section 4.29 Fiscal Year and Accounting Changes. Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations, change its fiscal year from March 31 or make any change to its method of accounting.

Section 4.30 Amendment of Organizational Documents. Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations:

(a) Change (i) its legal name or its form of legal entity (e.g., converting from a corporation to a limited liability company or vice versa) without providing the Notes Collateral Agent and the Holders with (A) written notice of such change within five Business Days following such change and (B) true, correct and complete copies of all of the agreements, documents and instruments related to such name change and any documents necessary or reasonably requested by the Notes Collateral Agent or the Required Holders to maintain the Notes Collateral Agent’s Lien on the Collateral of such Company Group Obligor, or (ii) its jurisdiction of organization or become (or attempt or purport to become) organized in more than one jurisdiction.

(b) Amend, modify or waive any term or material provision of its Organizational Documents if the effect thereof, either individually or in the aggregate, could reasonably be expected to be materially adverse to the interests of the Trustee, the Notes Collateral Agent or the Holders; provided, that such Company Group Obligor shall provide Holders with true, correct and complete copies of any amendment, modification or waiver concurrently with the delivery of the monthly financial statements required to be delivered to Holders pursuant to Section 13.08 with respect to the month in which such amendment, modification or waiver occurs.

Section 4.31 Prepayment of Indebtedness. Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations, at any time, prepay any Indebtedness, or repurchase, redeem, retire or otherwise acquire any Indebtedness of any Company Group Obligor, prior to the scheduled maturity thereof, except:

(a) the Company may prepay the Convertible Notes Obligations to the extent permitted hereunder;

(b) the Company may prepay the Term Loan Obligations to the extent permitted under the Intercreditor Agreement;

(c) any Company Group Obligor and its Subsidiaries may prepay, repurchase, redeem, retire or otherwise acquire any Indebtedness described in clauses (c), (f), (g), (h), (k), (l), (m), (n), (o), (p), (r) and (t) of the definition of “Permitted Indebtedness”; provided that, in connection with any prepayment, repurchase, redemption, retirement or other acquisition of Indebtedness described in clause (f) of the definition of “Permitted Indebtedness,” (i) on the date of any such prepayment, repurchase, redemption,

57

retirement or other acquisition and after giving effect thereto, no Event of Default shall exist or shall have occurred and be continuing; and (ii) all of the applicable subordination provisions (or the conditions set forth in the applicable subordination agreement) related to such Indebtedness shall have been satisfied; and

(d) the Company may make payments in exchange for fractional shares in connection with the conversion of any Indebtedness that has been contractually subordinated in right of payment to the Convertible Notes Obligations, in an otherwise cashless exchange (with cash payment made in exchange for fractional shares) into Qualified Equity Interests so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom.

Section 4.32 Amendments to Certain Documents. Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations, enter into any amendment, waiver or modification of any of the terms of any Subordinated Indebtedness, other than any such amendment, waiver, or modification which is not, and could not reasonably be expected to be, materially adverse to the interests of the Holders.

Section 4.33 LTO Subsidiary as a Special Purpose Vehicle . Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations, at any time, permit LTO Subsidiary to incur any Indebtedness other than (a) the Term Loan Obligations, (b) the Convertible Notes Obligations, (c) Indebtedness permitted under clause (w) of the definition of “Permitted Indebtedness” and (d) liabilities arising in connection with the LTO Program in the ordinary course of business.

Section 4.34 Hedging Agreements. Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations, at any time, enter into any Interest Rate Hedge or Foreign Currency Hedge, other than for non-speculative purposes.

Section 4.35 Compliance with ERISA. Each Company Group Obligor shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, until the Payment in Full of the Convertible Notes Obligations, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (a) (x) maintain, or permit any member of the Controlled Group to maintain, or (y) become obligated to contribute to, or permit any member of the Controlled Group to become obligated to contribute to, any Pension Benefit Plan or Multiemployer Plan, other than those Pension Benefit Plans or Multiemployer Plans disclosed on Schedule 4.35(a) hereto, (b) engage, or permit any member of the Controlled Group to engage, in any non-exempt “prohibited transaction” in respect of a Pension Benefit Plan or Multiemployer Plan, as that term is defined in Section 406 of ERISA or Section 4975 of the Code, (c) terminate, or permit any member of the Controlled Group to terminate, any Pension Benefit Plan where such event could reasonably be expected to result in any liability of any Company Group Obligor or any member of the Controlled Group or the imposition of a lien on the property of any Company Group Obligor or any member of the Controlled Group pursuant to Section 4068 of ERISA, (d) incur, or permit any member of the Controlled Group to incur, any withdrawal liability to any Multiemployer Plan; (e) fail promptly to notify the Trustee and the Holders of the occurrence of any Termination Event of which any Company Group Obligor has actual knowledge or has reason to know, (f) fail to comply, or permit any member of the Controlled Group to fail to comply, with the requirements of ERISA or the Code or other Applicable Laws in respect of any Plan, (g) fail to meet, permit any member of the Controlled Group to fail to meet, or permit any Plan to fail to meet all minimum funding requirements under ERISA and the Code, without regard to any waivers or variances, or postpone or delay or allow any member of the Controlled Group to postpone or delay any funding requirement with respect to any Plan, or (h) cause, or permit any member of the Controlled Group to cause, the statement in Schedule 4.35(h) to cease to be true and correct.

ARTICLE V

[RESERVED]

ARTICLE VI

DEFAULTS AND REMEDIES

Section 6.01 Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default”:

58

(a) the failure by any Company Group Obligor to pay (a) when due, any principal on any Note or the Term Loan Deferred Cash Interest Amount (including all interest then accrued thereon pursuant to Section 2.14(d)), or (b) within 30 days of being due, any interest on the Convertible Notes Obligations, in each case whether at maturity or by reason of acceleration pursuant to the terms of this Indenture;

(b) the failure or neglect of any Company Group Obligor to perform, keep or observe any other term, provision, condition or covenant contained in the Convertible Notes Documents (other than a default under Section 6.01(a)), which is not cured within 60 days after the earlier of (x) knowledge of such failure or neglect by an authorized officer of any Company Group Obligor or (y) the receipt by the Company of written notice of such failure or neglect from the Trustee or the Holders of at least 30% in aggregate principal amount of the Notes then outstanding; provided that, in the case of a failure to comply with any provision of Article XIII, such period of continuance of such default or breach shall be 120 days after written notice described in this clause (b) has been given;

(c) any judgment, writ, order or decree for the payment of money is rendered against any Company Group Obligor for an aggregate amount in excess of $3,000,000 or against all Company Group Obligors for an aggregate amount in excess of $3,000,000 (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has not denied coverage) and (a) action shall be legally taken by any judgment creditor to levy upon assets or properties of any Company Group Obligor to enforce any such judgment or (b) such judgment shall remain undischarged for a period of 60 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, shall not be in effect;

(d) any Company Group Obligor or any Subsidiary of any Company Group Obligor (other than an Immaterial Subsidiary) shall (a) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (b) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (c) make a general assignment for the benefit of creditors, (d) commence a voluntary case under any state or federal bankruptcy or receivership laws (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent (including by entry of any order for relief in any involuntary bankruptcy or insolvency proceeding commenced against it), (f) file a petition seeking to take advantage of any other law providing for the relief of debtors, (g) acquiesce to, or fail to have dismissed, within 60 days, any petition filed against it in any involuntary case under such bankruptcy laws or (h) take any formal action for the purpose of effecting any of the foregoing;

(e) subject to the terms of the Intercreditor Agreement, any Lien created hereunder or provided for hereby or under any Other Document for any reason ceases to be or is not a valid and perfected Lien having first priority (subject only to Permitted Encumbrances) except (a) as a result of a Disposition of the applicable Collateral in a transaction permitted hereunder, (b) with respect to Collateral the aggregate value of which, for all such Collateral, does not exceed at any time $5,000,000 or (c) as the result of an action or failure to act on the part of the Trustee or the Notes Collateral Agent;

(f) (x) the failure by any Company Group Obligor to pay the principal amount of any Material Indebtedness within any applicable grace period after final maturity or (y) the acceleration of any Material Indebtedness by the holders thereof because of a default;

(g) termination or limitation by any Company Group Obligor of any Guaranty, Guarantor Security Agreement, or similar agreement executed and delivered to the Trustee or the Notes Collateral Agent in connection with the Convertible Notes Obligations of any Company Group Obligor, or if any Company Group Obligor or pledgor attempts to terminate, challenges the validity of, or its liability under, any such Guaranty, Guarantor Security Agreement, or similar agreement (other than any termination permitted in accordance with the terms of this Indenture);

(h) any Change of Control shall occur; or

(i) this Indenture or any Convertible Notes Documents shall, for any reason, cease to be valid and binding on any Company Group Obligor, or any Company Group Obligor shall so claim in writing to

59

the Trustee or the Notes Collateral Agent or any Holder or any Company Group Obligor challenges the validity of or any Company Group Obligor’s liability under this Indenture or any Convertible Notes Documents.

Section 6.02 Rights and Remedies.

(a) Upon the occurrence of: (i) an Event of Default pursuant to Section 6.01(d), all Convertible Notes Obligations shall be immediately due and payable, and (ii) any of the other Events of Default and at any time thereafter, at the option of the Required Holders, all Convertible Notes Obligations shall be immediately due and payable. If any Event of Default occurs and is continuing, the Trustee and the Notes Collateral Agent (in each case, acting at the direction of the Required Holders) shall have the right to exercise any and all rights and remedies provided for herein, under the Convertible Note Documents, under the Uniform Commercial Code and at law or equity generally, including the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. The Notes Collateral Agent (acting at the direction of the Required Holders) may enter any of the Company’s or any Guarantor’s premises or other premises without legal process and without incurring liability to the Company on any Guarantor therefor, and the Notes Collateral Agent may thereupon, or at any time thereafter, without notice or demand, take the Collateral and remove the same to such place as the Notes Collateral Agent may deem advisable and the Notes Collateral Agent may require the Company and the Guarantors to make the Collateral available to the Notes Collateral Agent at a convenient place. With or without having the Collateral at the time or place of sale, the Notes Collateral Agent (acting at the direction of the Required Holders) may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Notes Collateral Agent may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Notes Collateral Agent shall give the Company or the relevant Guarantor reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to the Company at least ten (10) days prior to such sale or sales is reasonable notification. At any public sale the Notes Collateral Agent (or its designee) or any Holder may bid (including credit bid) for and become the purchaser, and the Notes Collateral Agent, any Holder or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and all such claims, rights and equities are hereby expressly waived and released by the Company and each Guarantor. In connection with the exercise of the foregoing remedies, including the sale of Inventory, the Notes Collateral Agent is granted a perpetual nonrevocable, royalty free, nonexclusive license and the Notes Collateral Agent is granted permission to use all of the Company’s and each Guarantor’s (a) Intellectual Property which is used by the Company or such Guarantor in connection with Inventory for the purpose of marketing, advertising for sale and selling or otherwise disposing of such Inventory and (b) Equipment for the purpose of completing the manufacture of unfinished goods. The Net Cash Proceeds realized from the sale of any Collateral shall be applied to the Convertible Notes Obligations in the order set forth in Section to Section 6.09 hereof. Non-cash proceeds will only be applied to the Convertible Notes Obligations as they are converted into cash. If any deficiency shall arise, the Company and the Guarantors shall remain liable to the Notes Collateral Agent and the Holders therefor.

(b) To the extent that Applicable Law imposes duties on the Trustee or the Notes Collateral Agent to exercise remedies in a commercially reasonable manner, each Company Group Obligor acknowledges and agrees that it is not commercially unreasonable for the Trustee or the Notes Collateral Agent: (i) to fail to incur expenses to prepare Collateral for Disposition or otherwise to complete raw material or work in process into finished goods or other finished products for Disposition; (ii) to fail to obtain third party consents for access to Collateral to be Disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or Disposition of Collateral to be collected or Disposed of; (iii) to fail to exercise collection remedies against Customers or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral; (iv) to exercise collection remedies against Customers and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists; (v) to advertise Dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (vi) to contact other Persons, whether or not in the same business as any Company Group Obligor, for expressions of interest in acquiring all or any portion of such Collateral; (vii) to hire one or more professional auctioneers to assist in the Disposition of Collateral, whether or not the Collateral is of a specialized nature; (viii) to Dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets; (ix) to Dispose of assets in wholesale rather

60

than retail markets; (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Trustee or the Notes Collateral Agent against risks of loss, collection or Disposition of Collateral or to provide to the Trustee or the Notes Collateral Agent a guaranteed return from the collection or Disposition of Collateral; or (xii) to the extent deemed appropriate by the Trustee or the Notes Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Trustee or the Notes Collateral Agent in the collection or Disposition of any of the Collateral. Each Company Group Obligor acknowledges that the purpose of this Section 6.02(b) is to provide non-exhaustive indications of what actions or omissions by the Trustee or the Notes Collateral Agent would not be commercially unreasonable in the Trustee or the Notes Collateral Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Trustee or the Notes Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 6.02(b). Without limitation upon the foregoing, nothing in this Section 6.02(b) shall be construed to grant any rights to any Company Group Obligor or to impose any duties on the Trustee or the Notes Collateral Agent that would not have been granted or imposed by this Indenture or by Applicable Law in the absence of this Section 6.02(b).

(c) Without limiting any other provision hereof:

(i) At any bona fide public sale, and to the extent permitted by Applicable Law, at any private sale, the Trustee or the Notes Collateral Agent or such party’s designee shall be free to purchase all or any part of the Investment Property Collateral. Any such sale may be on cash or credit. The Trustee or the Notes Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so and acting on the direction of the Required Holders) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Investment Property Collateral for their own account in compliance with Regulation D of the Securities Act or any other applicable exemption available under the Securities Act. The Trustee or the Notes Collateral Agent will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given. The Trustee or the Notes Collateral Agent may adjourn any sale and sell at the time and place to which the sale is adjourned. If the Investment Property Collateral is customarily sold on a recognized market or threatens to decline speedily in value, the Trustee or the Notes Collateral Agent may sell such Investment Property Collateral at any time without giving prior notice to any Company Group Obligor or other Person.

(ii) Each Company Group Obligor recognizes that the Trustee or the Notes Collateral Agent may be unable to effect or cause to be effected a public sale of the Investment Property Collateral by reason of certain prohibitions of the Securities Act, so that the Trustee or the Notes Collateral Agent may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Investment Property Collateral for their own account, for investment and without a view to the distribution or resale thereof. Each Company Group Obligor understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Investment Property Collateral were sold at public sales, and agrees that Agent has no obligation to delay or agree to delay the sale of any of the Investment Property Collateral for the period of time necessary to permit the issuer of the securities which are part of the Investment Property Collateral (even if the issuer would agree), to register such securities for sale under the Securities Act. Each Company Group Obligor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

(iii) The Net Cash Proceeds arising from the Disposition of the Investment Property Collateral after deducting expenses incurred by the Trustee or the Notes Collateral Agent will be applied to the Convertible Notes Obligations pursuant to Section 6.02(b). If any excess remains after the discharge of all of the Convertible Notes Obligations, the same will be paid to the applicable Company Group Obligor or to any other Person that may be legally entitled thereto.

At any time after the occurrence and during the continuance of an Event of Default (A) the Trustee or the Notes Collateral Agent (in each case, acting at the direction of the Required Holders) may transfer any or all of the Investment Property Collateral into its name or that of its nominee and may exercise all voting rights with respect to the Investment Property Collateral, but no such transfer shall constitute a taking of such Investment Property Collateral in satisfaction of any or all of the Convertible Notes Obligations, and (B) the Trustee or the Notes Collateral Agent shall be entitled to receive, for application to the Convertible Notes Obligations, all cash or stock dividends and distributions, interest and premiums declared or paid on the Investment Property Collateral.

61

(d) The Trustee or the Notes Collateral Agent (in each case, acting at the direction of the Required Henders) shall have the right to determine which rights, Liens, security interests or remedies the Trustee or the Notes Collateral Agent may at any time pursue, relinquish, subordinate, or modify, which procedures, timing and methodologies to employ, and what any other action to take with respect to any or all of the Collateral and in what order, thereto and such determination will not in any way modify or affect any of the Trustee or the Notes Collateral Agent’s or Holders’ rights hereunder as against the Company Group Obligors or each other.

(e) In addition to any other rights which the Trustee or the Notes Collateral Agent or any Holder may have under Applicable Law, upon the occurrence of an Event of Default hereunder, the Trustee or the Notes Collateral Agent and such Holder shall have a right, immediately and without notice of any kind, to apply any Company Group Obligor’s property held by the Trustee or the Notes Collateral Agent and such Holder or any of their Affiliates to reduce the Convertible Notes Obligations and to exercise any and all rights of setoff which may be available to the Trustee or the Notes Collateral Agent and such Holder with respect to any deposits held by the Trustee or the Notes Collateral Agent or such Holder.

(f) Subject to the Intercreditor Agreement, if any Event of Default occurs and is continuing, subject to the terms of the Intercreditor Agreement, each of the Trustee and the Notes Collateral Agent (in each case, acting at the direction of the Required Holders) shall have the right to transfer the whole or any part of the Pledged Collateral into the name of itself or its nominee or to conduct a sale of the Pledged Collateral pursuant to the UCC or pursuant to any other Applicable Law; (b) the right to exercise all voting rights, or any other ownership or consensual rights (including, without limitation, (i) the right to remove and vote for board members or the equivalent thereof, and (ii) any dividend or distribution rights) in respect of the Pledged Collateral (but under no circumstances is the Trustee or the Notes Collateral Agent obligated by the terms of this Indenture to exercise such rights); (c) the right to notify, in the name of any Guarantor, the Persons obligated under any of the Pledged Collateral to make payment to the Trustee or the Notes Collateral Agent of any amounts due or to become due with respect to such Pledged Collateral; and (d) the right to release, surrender or exchange any of the Pledged Collateral at any time, or to compromise any dispute with respect to the same. At any time following the occurrence and during the continuance of an Event of Default, and subject to the terms of the Intercreditor Agreement, the Trustee or the Notes Collateral Agent (in each case, acting at the direction of the Required Holders) may proceed against the Pledged Collateral, or any other Collateral, in any order, and against any Guarantor in any order to satisfy the Convertible Notes Obligations. To the extent permitted by Applicable Law, each Guarantor waives and releases any right to require the Trustee or the Notes Collateral Agent to first collect any of the Convertible Notes Obligations secured hereby from any other Collateral of such Guarantor or any other Person (including, without limitation, the Company Group Obligors) securing the Convertible Notes Obligations under any theory of marshalling of assets, or otherwise.

(g) Each Guarantor hereby irrevocably severally appoints the Trustee and the Notes Collateral Agent, and any Trustee’s or Notes Collateral Agent’s nominee, or any other Person whom the Trustee or the Notes Collateral Agent may designate, as such Guarantor’s attorney-in-fact and irrevocable proxy, subject to the terms hereof, following the occurrence and during the continuance of an Event of Default at the Trustee or the Notes Collateral Agent option (in each case, acting at the direction of the Required Holders) and subject to the terms of the Intercreditor Agreement: (a) to effectuate the transfer of the Pledged Collateral on the books of the issuer thereof to the name of the Trustee or the Notes Collateral Agent or to the name of Trustee’s or Notes Collateral Agent’s nominee, designee or assignee; (b) to endorse and collect checks, notes, drafts, money orders and other forms of payment or security payable to such Guarantors representing distributions or other payments on the Pledged Collateral; (c) to demand, collect, receive and sue for any and all sums or properties which may become due or payable in respect of the Pledged Collateral of such Guarantor with full power to settle, adjust or compromise any claim thereunder as fully as such Guarantor could do itself; and (d) to carry out the terms and provisions hereof. Each Guarantor hereby ratifies and approves all acts of such attorney-in-fact made in accordance with this Indenture and agrees that such attorney-in-fact will not be liable for any such acts, omissions, errors of judgment or mistakes of law or fact other than by such Person’s gross negligence or willful misconduct.

(h) EACH GUARANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE TRUSTEE AND THE NOTES COLLATERAL AGENT, ACTING SEVERALLY, AS ITS IRREVOCABLE

62

PROXIES AND ATTORNEYS IN FACT OF SUCH GUARANTOR WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO VOTE ANY OF THE PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO, IN EACH CASE, SUBJECT TO THE TERMS HEREOF AND FOLLOWING THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT AND SUBJECT TO THE TERMS OF THE INTERCREDITOR AGREEMENT. IN ADDITION TO THE RIGHT TO VOTE ANY OF THE PLEDGED COLLATERAL IN ACCORDANCE WITH THE TERMS OF THIS INDENTURE, THE APPOINTMENT OF THE TRUSTEE AND THE NOTES COLLATERAL AGENT AS PROXIES AND ATTORNEYS-IN-FACT SHALL INCLUDE THE RIGHTS AS SET FORTH IN CLAUSES (E), (F) AND (G) ABOVE, INCLUDING, WITHOUT LIMITATION, TO EXERCISE ALL RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF ANY OF THE PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING, WITHOUT LIMITATION, GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, PARTNERS OR MEMBERS, AS THE CASE MAY BE, AND CALLING OR ATTENDING SPECIAL OR REGULARLY SCHEDULED MEETINGS OF SHAREHOLDERS, PARTNERS OR MEMBERS, AS THE CASE MAY BE, AND VOTING AT SUCH MEETINGS), IN EACH CASE, FOLLOWING THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT AND SUBJECT TO THE TERMS OF THE INTERCREDITOR AGREEMENT. SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION OR NOTICE (INCLUDING, WITHOUT LIMITATION, ANY TRANSFER OF ANY OF THE PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING, WITHOUT LIMITATION, THE ISSUER OF THE PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), FOLLOWING THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.

(i) THE APPOINTMENT OF THE TRUSTEE AND THE NOTES COLLATERAL AGENT AS PROXIES AND ATTORNEYS-IN- FACT, ACTING SEVERALLY, IS COUPLED WITH AN INTEREST AND SHALL BE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, VALID AND IRREVOCABLE UNTIL THE CONVERTIBLE NOTES OBLIGATIONS HAVE BEEN PAID IN FULL IN CASH IN ACCORDANCE WITH THE PROVISIONS OF THIS INDENTURE AND THE OTHER DOCUMENTS; IT BEING UNDERSTOOD THAT SUCH CONVERTIBLE NOTES OBLIGATIONS WILL CONTINUE TO BE EFFECTIVE OR AUTOMATICALLY REINSTATED, AS THE CASE MAY BE, IN ACCORDANCE WITH SECTION 8.06; IT BEING FURTHER UNDERSTOOD THAT IN THE EVENT PAYMENT OF ALL OR ANY PART OF THE CONVERTIBLE NOTES OBLIGATIONS IS RESCINDED OR MUST BE RESTORED OR RETURNED, ALL COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND DISBURSEMENTS) INCURRED BY THE TRUSTEE OR THE NOTES COLLATERAL AGENT OR ANY OTHER SECURED PARTY IN DEFENDING AND ENFORCING SUCH REINSTATEMENT SHALL BE SUBJECT TO SECTIONS 6.10 AND 7.07, AS APPLICABLE). SUCH SEVERAL APPOINTMENT OF THE TRUSTEE AND THE NOTES COLLATERAL AGENT AS PROXIES AND ATTORNEYS-IN-FACT SHALL BE VALID AND IRREVOCABLE AS PROVIDED HEREIN NOTWITHSTANDING ANY LIMITATIONS TO THE CONTRARY SET FORTH IN THE ARTICLES OF ORGANIZATION, LIMITED LIABILITY COMPANY AGREEMENTS, OR OTHER ORGANIZATIONAL DOCUMENTS OF ANY GUARANTOR OR ANY ISSUER. IN ORDER TO FURTHER EFFECT THE FOREGOING TRANSFER OF RIGHTS IN FAVOR OF THE TRUSTEE AND THE NOTES COLLATERAL AGENT, THE TRUSTEE AND THE NOTES COLLATERAL AGENT SHALL HAVE THE RIGHT, UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT AND SUBJECT TO THE TERMS OF THE INTERCREDITOR AGREEMENT, TO PRESENT TO ANY ISSUER AN IRREVOCABLE PROXY.

(j) Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default, following the request of the Trustee, the Notes Collateral Agent or the Required Holders, all sums of money and property paid or distributed in respect of the Pledged Collateral that are received by any Guarantor shall be held by such Guarantor in trust for the benefit of the Notes Collateral Agent segregated from such Guarantor’s other property, and such Guarantor shall deliver it forthwith to the Notes Collateral Agent in the exact form received. The proceeds of any Pledged Collateral received by the Notes Collateral Agent, at any time following the occurrence and during the continuance of an Event of Default, whether from the sale of Pledged Collateral or otherwise, shall be applied to or on account of the Convertible Notes Obligations in accordance with this Indenture. In addition, the Notes Collateral Agent or the Trustee, as applicable, may apply any such proceeds to or on account of the payment of all reasonable costs, fees and expenses (including, without limitation, reasonable attorneys’ fees) which may be incurred by Notes Collateral Agent or the Trustee, as applicable, to the extent so provided herein.

63

(k) None of the Pledged Collateral existing as of the date of this Indenture is, and none of the Pledged Collateral hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States, and as a result, any disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Guarantor recognizes that the Trustee or the Notes Collateral Agent may be unable to effect, or may effect only after such delay which would adversely affect the value that might be realized from the Pledged Collateral, a public sale of all or part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Guarantor agrees that any such private sale may be at prices and on terms less favorable to the Trustee or the Notes Collateral Agent or the seller than if sold at public sales, and therefore recognizes and confirms that (i) such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they were made privately, (ii) if the Trustee or the Notes Collateral Agent, as applicable, shall, pursuant to the terms of this Indenture, sell or cause the Pledged Collateral or any portion thereof to be sold at a private sale, the Trustee or the Notes Collateral Agent, as appliable, shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer such Pledged Collateral or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof, and such reliance shall be conclusive evidence that the Trustee or the Notes Collateral Agent, as applicable, has handled the disposition in a commercially reasonable manner. Each Guarantor agrees that the Trustee or the Notes Collateral Agent, as applicable. has no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.

(l) The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any rights or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

Section 6.03 Waiver of Past Defaults. Subject to Section 6.02, the Required Holders voting together as a single class by notice to the Trustee may waive an existing Default and its consequences under this Indenture and other Security Documents, except (a) a Default in the payment of the principal of or interest on a Note held by a non-consenting Holder, (b) a Default arising from a failure to offer to repurchase the Notes on the Delisting Event Repurchase Date in accordance with the provisions of Section 3.05, or (c) a Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Holder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

Section 6.04 Control by Majority. Subject to the Intercreditor Agreement, the Required Holders voting together as a single class may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or Notes Collateral Agent or of exercising any trust or power conferred on the Trustee or Notes Collateral Agent with respect to the Notes. However, the Trustee or the Notes Collateral Agent, as applicable may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.01, that the Trustee or Notes Collateral Agent, as applicable, determines is unduly prejudicial to the rights of other Holders or would involve the Trustee or Notes Collateral Agent (it being understood Trustee shall not have an affirmative obligation to determine whether such action is unduly prejudicial to the Holders), as applicable in personal liability. Prior to taking any action hereunder, the Trustee and/or Notes Collateral Agent shall be entitled to reasonable indemnification, in its sole discretion, against all losses and expenses caused by taking or not taking such action.

Section 6.05 Limitation on Suits. Subject to the Intercreditor Agreement, a Holder may not pursue any remedy with respect to this Indenture or the Notes unless:

(a) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default;

64

(b) the Holders of at least 30% in aggregate principal amount of the Notes then outstanding voting together as a single class shall have made a written request, and such Holder or Holders shall have offered, and, if requested, provided, to the extent satisfactory to the Trustee, security or indemnity against the loss, liability or expense (including attorneys’ fees) to be incurred in compliance with such request, to the Trustee to pursue such proceeding as trustee; and

(c) the Trustee has failed to institute such proceeding and has not received from the Required Holders a direction inconsistent with such request, within 60 days after such notice, request and offer.

The foregoing limitations on the pursuit of remedies by a Holder shall not apply to a suit instituted by a Holder of Notes for the enforcement of payment of the principal of or interest on such Notes on or after the applicable due date specified in such Note, or the Company’s obligations to exchange any Notes pursuant to Article X on or after the respective due dates therefor provided in this Indenture and the Notes. A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

Section 6.06 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to bring suit for the enforcement of the payment of principal of and interest on the Notes held by such Holder, on or after the respective due dates expressed in the Notes, and to exchange the Notes for the consideration and in the manner specified in Article X, shall not be impaired or affected without the consent of such Holder.

Section 6.07 Collection Suit by Trustee. If an Event of Default specified in Section 6.01(a) or (e) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.07.

Section 6.08 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

Section 6.09 Priorities. Subject to the terms of the Intercreditor Agreement and the Security Documents, any money or property collected by the Trustee pursuant to this Article VI and any other money or property distributable in respect of the Company’s or any Guarantor’s obligations under this Indenture (including upon exercise of any remedies in respect of Collateral) after an Event of Default shall be applied in the following order:

FIRST: to the Trustee and the Notes Collateral Agent, and their respective agents and attorneys for amounts due hereunder and under the Security Documents;

SECOND: to the Holders or the Initial Purchaser (as applicable) for amounts due and unpaid on the Notes for principal, premium, if any, the then-outstanding Term Loan Deferred Cash Interest Amount (and all accrued and unpaid interest thereon), and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any, and interest, respectively; and

THIRD: to the Company or, to the extent the Trustee collects any amount for any Guarantor, to such Guarantor.

The Trustee may fix a record date and payment date for any payment to the Holders pursuant to this Section 6.09. At least 15 days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

65

Section 6.10 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.06 or a suit by Holders of more than 10% in aggregate principal amount of the Notes.

Section 6.11 Waiver of Stay or Extension Laws. The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

Section 6.12 Exercise of Remedies; Standstill.

(a) The exercise of any rights or remedies (including the commencement of any enforcement action or the exercise of any right of setoff or recoupment) by the Notes Collateral Agent, the Trustee or any Holder with respect to any Collateral shall be subject in all respects to the terms and conditions of the Intercreditor Agreement, including, without limitation, any standstill periods, the direction of remedies by the Directing Creditors and the requirement that the Notes Collateral Agent act (or refrain from acting) at the direction of the Required Holders only to the extent permitted by the Intercreditor Agreement.

(b) No Holder, the Trustee or the Notes Collateral Agent may take any action to enforce any Lien or exercise any right or remedy with respect to the Collateral in contravention of the Intercreditor Agreement, including during any Junior Priority Standstill Period or prior to the Discharge of Senior Priority Obligations, except as expressly permitted by the Intercreditor Agreement.

(c) Each Holder, Trustee and the Notes Collateral Agent agrees that it will not object to, and shall be deemed to have consented to, any Disposition of Collateral by the Senior Priority Agent or any other action by the Senior Priority Agent or the Directing Creditors permitted under the Intercreditor Agreement, including in any Insolvency or Liquidation Proceeding, so long as the proceeds thereof are applied in accordance with the Intercreditor Agreement.

ARTICLE VII

TRUSTEE

Section 7.01 Duties of Trustee.

(a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(b) Except during the continuance of an Event of Default:

(i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of bad faith on its part, the Trustee may conclusively rely, and will be protected in acting or refraining from acting upon, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

66

(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i) this clause (c) does not limit the effect of clause (b) of this Section 7.01;

(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.04.

(d) Every provision of this Indenture that in any way relates to the Trustee is subject to clauses (a), (b) and (c) of this Section 7.01.

(e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

(f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

(g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

(h) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

Section 7.02 Rights of Trustee. Subject to the provisions of Section 7.01:

(a) The Trustee may rely, and will be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document. The Trustee may, however, in its discretion make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

(b) Before the Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer’s Certificate or Opinion of Counsel, except that (x) no Officer’s Certificate or Opinion of Counsel will be required to be furnished to the Trustee in connection with the authentication and delivery of the Initial Notes on the Closing Date and (y) no Opinion of Counsel will be required to be furnished to the Trustee in connection with the execution of any amendment or supplement in the form of Exhibit C adding a new Guarantor under this Indenture or evidencing the release of a Guarantor pursuant to Section 11.03 hereof.

(c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

(d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

(e) The Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders, unless such Holders have offered to the Trustee, to the extent satisfactory to the Trustee, security or indemnity against the loss, liability or expense (including attorneys’ fees) that might be incurred by it in compliance with such request or direction.

67

(f) In no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(g) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

(h) The Trustee shall not be required to give a note, bond or surety in respect of the trusts and powers under this Indenture.

(i) The Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(j) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

(k) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty unless so specified herein.

(l) None of the Trustee, Exchange Agent, Paying Agent nor Notes Collateral Agent shall have any liability or responsibility for any calculation hereunder or in connection with the Notes or for any data or other information used in any such calculation or determination hereunder, including, but not limited to in connection with any conversion or exchange of any Notes.

(m) The rights, privileges, protections, immunities and benefits given to the Trustee, including, but not limited to, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder, including the Notes Collateral Agent and the Exchange Agent.

(n) The Trustee may at any time request that the Company deliver an Officer’s Certificate setting forth the specimen signatures and the names of individuals and/or titles of Officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any Person authorized to sign an Officer’s Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded.

(o) Delivery of reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such reports shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s and/or the Guarantors’ compliance with any of its covenants under this Indenture or the Notes (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates). The Trustee shall not be obligated to determine whether any reports or other documents have been filed with the SEC or via the EDGAR system (or any successor thereto) or posted on any website, or to participate in any conference calls.

Section 7.03 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliate with the same rights it would have if it were not Trustee. Any Paying Agent, Exchange Agent, Registrar or co-registrar may do the same with like rights. However, the Trustee must comply with Section 7.10 and 7.11.

68

Section 7.04 Trustee’s Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity, priority or adequacy of this Indenture or the Notes, it shall not be accountable for the Company’s use of the proceeds from the Notes, and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee’s certificate of authentication.

Section 7.05 Notice of Defaults. If a Default or Event of Default occurs and is continuing and if it is known to a Trust Officer of the Trustee, the Trustee shall mail to each Holder notice of the Default or Event of Default within 45 days after it is known to a Trust Officer or written notice of it is received by the Trustee. Except in the case of a Default or Event of Default in payment of principal of or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders.

Section 7.06 Reports by Trustee to Holders. As promptly as practicable after each December 31 beginning with December 31, 2026, and in any event prior to March 31 in each year thereafter, the Trustee shall mail to each Holder a brief report dated as of March 31 each year that complies with TIA Section 313(a), if and to the extent required by such subsection. The Trustee shall also comply with TIA Section 313(b) and (c).

A copy of each report at the time of its mailing to Holders shall be filed with the SEC and each stock exchange (if any) on which the Notes are listed. The Company agrees to notify promptly the Trustee whenever the Notes become listed on any stock exchange and of any delisting thereof.

Section 7.07 Compensation and Indemnity. The Company shall pay to the Trustee (acting in any capacity hereunder) and any predecessor Trustee from time to time such compensation for its services as shall from time to time be agreed to in writing by the Company and the Trustee. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee (acting in any capacity hereunder) upon request for all documented expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the documented compensation and expenses, disbursements and advances of the Trustee’s agents, counsel, accountants and experts. The Company shall indemnify the Trustee (acting in any capacity hereunder) against any and all loss, liability or expense (including documented attorneys’ fees, expenses, disbursements and advances) incurred by it in connection with the acceptance and administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the fees and expenses of such counsel. The Company need not reimburse any expenses or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee’s own willful misconduct or gross negligence, as determined in a final, non-appealable judgment of a court of competent jurisdiction. The Company need not pay for any settlement made by the Trustee without the Company’s consent, such consent not to be unreasonably withheld. All rights, benefits, privileges, protections, immunities, indemnifications and releases from liability granted hereunder to the Trustee shall extend to it acting in any capacity hereunder and its officers, directors, employees, agents, successors and assigns.

To secure the Company’s payment obligations in this Section, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Notes.

The Company’s payment obligations pursuant to this Section shall survive the resignation or removal of the Trustee and the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(d) with respect to the Company, the expenses are intended to constitute expenses of administration under the Bankruptcy Laws.

The provisions of this Section shall survive the resignation or removal of the Trustee and the termination of this Indenture.

Section 7.08 Replacement of Trustee. The Trustee may resign at any time by so notifying the Company. The Required Holders may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee by so notifying the resigning Trustee of its replacement. The Company shall remove the Trustee if:

69

(a) the Trustee fails to comply with Section 7.10;

(b) the Trustee is adjudged bankrupt or insolvent;

(c) a receiver or other public officer takes charge of the Trustee or its property; or

(d) the Trustee otherwise becomes incapable of acting.

If the Trustee resigns, is removed by the Company or by the Required Holders and such Holders do not reasonably promptly (but in any event, within 30 days following such resignation or removal) appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in aggregate principal amount of the Notes then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

If the Trustee fails to comply with Section 7.10, any Holder who has been a bona fide Holder of a Note for at least six months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

Notwithstanding the replacement of the Trustee pursuant to this Section, the Company’s obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

Section 7.09 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Trustee. In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated; any such successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

Section 7.10 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a).

Section 7.11 Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b): A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

ARTICLE VIII

DISCHARGE OF INDENTURE

Section 8.01 Discharge of Liability on Notes.

(a) When (i) either (A) all outstanding Notes that have been authenticated (other than Notes replaced pursuant to Section 2.07 and Notes for whose payment money has been deposited in trust and thereafter repaid to the Company) have been delivered to the Trustee for cancellation or (B) all Notes under this Indenture that have not been delivered to the Trustee for cancellation have become due and payable, whether at the Maturity Date or a Delisting Event Repurchase Date or will become due and payable within one year and the Company irrevocably deposits or

70

causes to be deposited with the Trustee in trust solely for the benefit of the Holders, cash in U.S. dollars, non-callable Government Securities, or a combination thereof in amounts as will be sufficient without consideration of any reinvestment of interest, to pay and discharge the entire Indebtedness on the Notes not theretofore delivered to the Trustee for cancellation for principal, premium and accrued interest to the Maturity Date or Delisting Event Repurchase Date; (ii) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound; (iii) the Company or any Guarantor has paid or caused to be paid all sums payable by it under this Indenture and the Notes; and (iv) the Company has delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money toward the payment of the Notes issued thereunder at the Maturity Date or Delisting Event Repurchase Date, as the case may be, then upon demand of the Company (accompanied by an Officer’s Certificate and an Opinion of Counsel, at the cost and expense of the Company, to the Trustee stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with) this Indenture shall cease to be of further effect with respect to the Notes and the Liens on the Collateral securing the Notes will be released.

(b) Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the satisfaction and discharge of those obligations that the Company terminates.

(c) Notwithstanding clauses (a) and (b) above, the Company’s obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 2.09, 4.01, 7.07, 7.08, 8.03, 8.04, 8.05 and 8.06 and Article X (and the Holder’s rights to submit a Notice of Voluntary Exchange and exchange its Notes in accordance with Article X) shall survive until the Notes have been paid and/or exchanged in full.

Section 8.02 [Reserved].

Section 8.03 Application of Trust Money. The Trustee shall hold in trust money or Government Securities deposited with it pursuant to this Article VIII. It shall apply the deposited money and the money from Government Securities, through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Notes subject to its customary procedures and those of any relevant depositary.

Section 8.04 Repayment to Company. The Trustee and the Paying Agent shall promptly turn over to the Company upon written request any excess money or securities held by them upon payment of any amounts due to the Holders, or otherwise, hereunder.

Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed for two years, and, thereafter, Holders entitled to the money must look to the Company for payment as general creditors.

Section 8.05 Indemnity for Government Obligations. The Company shall pay and shall indemnify the Trustee (acting in any capacity hereunder) against any tax, fee or other charge imposed on or assessed against deposited Government Securities, or the principal and interest received on such Government Securities, other than such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

Section 8.06 Reinstatement. If the Trustee or Paying Agent is unable to apply any money or Government Securities in accordance with this Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company’s obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII until such time as the Trustee or Paying Agent is permitted to apply all such money or Government Securities in accordance with this Article VIII; provided, however, that, if the Company has made any payment of interest on or principal of any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or Government Securities held by the Trustee or Paying Agent.

71

ARTICLE IX

AMENDMENTS

Section 9.01 Without Consent of Holders. The Company and any other Guarantor (with respect to its Guarantee, this Indenture, the Intercreditor Agreement then in effect or the other Security Documents to which it is a party), the Trustee and the Notes Collateral Agent, as applicable, without the consent of any Holders, may amend the Notes, the Guarantees, this Indenture, the Intercreditor Agreement or the other Security Documents, for any of the following purposes:

(a) to cure any ambiguity, omission, defect or inconsistency in a manner that does not materially adversely affect any Holder in any respect;

(b) to comply with Section 4.25 or Section 10.12;

(c) to provide for uncertificated Notes in addition to or in place of certificated Notes; provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code;

(d) to add to the covenants of the Company or any other Guarantor for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or any other Guarantor;

(e) to comply with any requirements of the SEC in connection with qualifying, or maintaining the qualification of, this Indenture under the TIA;

(f) to make any change that does not adversely affect the rights of any Holder in any respect;

(g) to provide for the issuance of Additional Notes in accordance with the terms of this Indenture;

(h) to evidence and provide for the acceptance and appointment under this Indenture of a successor Trustee, a successor Notes Collateral Agent, a successor Paying Agent or a successor Exchange Agent hereunder pursuant to the requirements hereof;

(i) to add a Guarantor under this Indenture, the Intercreditor Agreement, and/or the other Security Documents or Convertible Notes Documents;

(j) to make any amendment to the provisions of this Indenture relating to the transfer and legending of Notes as permitted by this Indenture, including, without limitation, to facilitate the issuance and administration of the Notes; provided, however, that such amendment does not adversely affect the rights of Holders to transfer Notes;

(k) to add Collateral with respect to any or all of the Notes and/or the Guarantees;

(l) to release any Guarantor from its Guarantee pursuant to this Indenture when permitted or required by this Indenture;

(m) to release any Collateral from the Lien securing the Notes when permitted or required by this Indenture (including any release of any Lien that is not then otherwise required by this Indenture to be pledged as security for the Notes), the Intercreditor Agreement or other Security Documents;

(n) to comply with the rules of any applicable securities depositary in a manner that does not adversely affect the rights of any Holder;

(o) to add any junior or second lien secured parties to the Intercreditor Agreement;

(p) in the case of any Security Document, to include therein any legend required to be set forth therein pursuant to the Intercreditor Agreement, or to modify any such legend as required by such Intercreditor Agreement;

72

(q) with respect to the Intercreditor Agreement then in effect or other Security Documents, as provided in the Intercreditor Agreement or other Security Document, as applicable;

(r) to provide for the succession of any parties to the Intercreditor Agreement or other Security Documents (and any amendments that are administrative or ministerial in nature that do not adversely affect the rights of the Holders in any material way), in connection with an amendment, renewal, extension, substitution, refinancing, restructuring, replacement, supplementing or other modification from time to time of the definitive documentation governing Indebtedness permitted to be incurred pursuant to Section 4.18 or any other agreement that is permitted by this Indenture;

(s) enter into supplemental indentures pursuant to, and in accordance with, Section 10.12, in connection with a Merger Event; or

(t) to adjust the Exchange Price as provided in this Indenture.

Upon the request of the Company, and upon receipt by the Trustee of the documents described in Section 9.05, the Trustee and/or the Notes Collateral Agent shall join with the Company and the Guarantors in the execution of any amended or supplemental indenture or security documents or intercreditor agreements authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee and/or the Notes Collateral Agent shall not be obligated to enter into such amended or supplemental indenture or security documents or intercreditor agreements that affect its own rights, benefits, privileges, protections, indemnities, duties or immunities under this Indenture or otherwise.

After an amendment under this Section becomes effective, the Company shall mail to Holders a notice briefly describing such amendment. Except as set forth in Section 9.01(a), the failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

Section 9.02 With Consent of Holders. The Company and the other Guarantors and the Trustee and the Notes Collateral Agent, as applicable, may modify or amend this Indenture, the Notes, any Guarantee, the Intercreditor Agreement and the other Security Documents and any existing Default or Event of Default or compliance with any provision of this Indenture, the Notes, any Guarantee, the Intercreditor Agreement or any other Security Document may be waived, in each case, with the consent of the Required Holders (including any consents or waivers obtained in connection with a purchase of, or tender offer or exchange offer for, the Notes). However, without the consent of each Holder affected thereby, a modification or amendment may not:

(a) change the Maturity Date of the principal of, or the time for, payment of any installment of interest on, any Notes, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or otherwise as provided in this Indenture, or change the coin or currency in which the principal of any Notes or any premium or the interest thereon is payable;

(b) reduce the amount of, or change the coin or currency of, or impair the right to institute suit for the enforcement of the payment of, the Delisting Event Repurchase Price;

(c) amend the contractual right expressly set forth in this Indenture (including Section 6.06) or any Note of any Holder to institute suit for the enforcement of any payment of principal of, premium, if any, or interest on such Note on or after the Maturity Date;

(d) reduce the percentage in principal amount of the outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

(e) modify any of the provisions of this Section 9.02 or Sections 6.03 and 6.04, except to increase the percentage of outstanding Notes the consent of whose Holders is required for such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Note affected thereby;

73

(f) (i) amend or modify any term or provision within the Convertible Notes Documents to permit the issuance or incurrence of any Indebtedness for borrowed money (including any exchange of existing Indebtedness that results in another class of Indebtedness for borrowed money) with respect to which (A) the Liens on all or substantially all of the Collateral securing the Convertible Notes Obligations would be subordinated or (B) all or any portion of the Convertible Notes Obligations would be subordinated in right of payment (including by means of a “waterfall” provision), except for (1) any “debtor-in-possession” facility (or similar financing under applicable law) or (2) any other Indebtedness for borrowed money so long as a bona fide opportunity to participate in such Indebtedness is offered ratably to all adversely affected Holders on a no less than pro rata basis (other than with respect to customary backstop or similar fees and expense reimbursement) or (ii) make any change in any Security Document or the provisions in this Indenture or the other Convertible Notes Documents (except in connection with a repayment in full of the Notes) (A) modifying the application of proceeds of the Collateral, or releasing or having the effect of releasing the Liens on all or substantially all of the Collateral or (B) to release, or have the effect of releasing, all or substantially all of the value of the Guarantees;

(g) modify any of the provisions of Section 2.14; or

(h) make any change that adversely affects the exchange rights of any Note (including with respect to any Voluntary Exchange or Mandatory Exchange) or modifies the consideration due in respect of an exchange of any Note, except as permitted by Section 9.01(s) or (t).

Upon the request of the Company and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.05, the Trustee and/or the Notes Collateral Agent shall join with the Company in the execution of such amended or supplemental indenture or security documents or intercreditor agreements (or any joinder with respect to any of the foregoing) upon the receipt of an Officer’s Certificate and Opinion of Counsel stating that such execution and delivery is permitted by the Indenture and all conditions precedent relating to such execution and delivery have been satisfied, unless such amended or supplemental indenture or security documents or intercreditor agreements directly affect the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental indenture.

It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

In addition, Holders will be deemed to have consented for purposes of the Intercreditor Agreement and other Security Documents (other than this Indenture), and the Notes Collateral Agent and the Trustee will be authorized, to amend or supplement the Security Documents (other than this Indenture) or enter into a new intercreditor agreement to add additional secured parties to the extent Liens securing Indebtedness and other Obligations held by such parties are permitted under this Indenture. In executing any such amendment, supplement, joinder, consent or waiver to the Intercreditor Agreement or Security Document (other than this Indenture) or in entering into a new intercreditor agreement or Security Document, the Trustee and Notes Collateral Agent shall be entitled to receive and (subject to their duties set forth in this Indenture) shall be fully protected in relying upon an Officer’s Certificate and Opinion of Counsel stating that the execution of such amendment, supplement, joinder, consent or waiver or new agreement is authorized or permitted by such Intercreditor Agreement and/or Security Document (other than this Indenture), as the case may be, and complies with the provisions thereof and of this Indenture.

After an amendment under this Section becomes effective, the Company shall mail to Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

Notwithstanding anything to contrary contained herein, in the other Security Documents or in the Intercreditor Agreement, with respect to any Notes that are represented by Global Notes, any requirement that a “Holder,” the “Required Holders” or any group of Holders provide any consent, waiver or other approval may be satisfied by the beneficial owners of such Notes providing proof to the Company, the Trustee and the Notes Collateral Agent of the principal amount of Notes held by such beneficial owner in the form of a certification from such beneficial owner to that effect and screenshots or other similar proof of such holdings from the beneficial owner’s broker or custodian.

74

Section 9.03 Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Note shall bind the Holder and every subsequent Holder of that Note or portion of the Note that evidences the same debt as the consenting Holder’s Note, even if notation of the consent or waiver is not made on the Note. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder’s Note or portion of the Note if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Holder. An amendment or waiver becomes effective upon the execution of such amendment or waiver by the Trustee.

The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. Such record date shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 180 days after such record date.

For all purposes of this Indenture, all Notes shall vote together as one series of Notes under this Indenture.

Section 9.04 Notation on or Exchange of Notes. If an amendment changes the terms of a Note, the Trustee may require the Holder of the Note to deliver such Note to the Trustee. The Trustee may place an appropriate notation on the Note regarding the changed terms and return such Note to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or to issue a new Note shall not affect the validity of such amendment.

Section 9.05 Trustee To Sign Amendments. The Trustee and the Notes Collateral Agent shall sign any amendment authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, benefits, privileges, protections, indemnities, liabilities or immunities of the Trustee and the Notes Collateral Agent. If it does, the Trustee and the Notes Collateral Agent, as applicable, may but need not sign it. In signing such amendment the Trustee and the Notes Collateral Agent, as applicable, shall be entitled to receive indemnity reasonably satisfactory to it, in its sole discretion, and to receive, in addition to the documents required by Section 14.03 and (subject to Section 7.01) shall be fully protected in relying upon and shall be entitled to receive, an Officer’s Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

ARTICLE X

VOLUNTARY EXCHANGE OF NOTES

Section 10.01 Exchange Privilege. Subject to the conditions and upon compliance with the provisions of this Article X, each Holder shall have the right, at such Holder’s option, to exchange all or any portion (if the portion to be converted is $1.00 principal amount or an integral multiple thereof) of its Notes with the Company at any time while such Note is outstanding (a “Voluntary Exchange”). Upon exchange of Notes, such Holder shall be entitled to receive from the Company the amounts and types of consideration due upon exchange specified in this Article X based on the applicable Exchange Price then in effect and the principal amount of and (subject to Section 10.03) accrued and unpaid interest, if any, on the Notes being exchanged on the applicable Exchange Date. The Exchange Price in effect at any time shall be subject to adjustment in the manner set forth herein.

Section 10.02 Exercise of Exchange Privilege.

(a) Before any Holder of a Note shall be entitled to exchange such Note or any portion thereof having a principal amount of $1.00 or an integral multiple thereof pursuant to Section 10.01, such Holder shall complete and execute (including electronically) and deliver (email being sufficient if delivered to the email addresses set forth in Section 14.01) a properly completed and irrevocable written notice to the Company and to the Exchange Agent in the Form of Notice of Exchange set forth in Exhibit E hereto (a “Notice of Voluntary Exchange”; the date such notice is delivered to the Company and to the Exchange Agent prior to the Close of Business on such date, a “Voluntary Exchange Notice Date”); provided that:

75

(i) in the case of Notes represented by a Global Note, such Holder shall also (A) be required to surrender such Notes for exchange by transferring such Notes to the Exchange Agent through the facilities of DTC and comply with the applicable exchange procedures of DTC in effect at that time, including furnishing appropriate endorsements, and transfer documents if required by the Company or the Exchange Agent, (B) if required, pay all transfer or similar taxes, if any, as set forth in Section 10.10, and (C) if required, pay funds to the Company equal to the excess accrued interest paid to such Holder as set forth in Section 10.03(f); and

(ii) in the case of a Definitive Note, such Holder shall also (A) be required to surrender such Notes, duly endorsed to the Company or in blank (and, if required, accompanied by appropriate endorsements and transfer documents), at the office of the Exchange Agent, (B) if required, pay all transfer or similar taxes, if any, as set forth in Section 10.10, and (C) if required, pay funds to the Company equal to the excess accrued interest paid to such Holder as set forth in Section 10.03(f).

(b) Unless otherwise expressly provided in this Indenture, any accrued and unpaid interest on the Notes being exchanged pursuant to this Article X shall be settled in shares of Common Stock in accordance with the terms set forth herein. The number of shares of Common Stock to be delivered in satisfaction of such accrued and unpaid interest shall be determined in accordance with Section 10.03(c)(i). The Company may only elect to settle accrued and unpaid interest in cash to the extent expressly permitted by this Indenture, and in the absence of such an election or if no election is made, settlement shall be deemed to be in shares of Common Stock.

Section 10.03 Settlement of Exchange Privilege.

(a) Within two Business Days following any Voluntary Exchange Notice Date, the Company shall deliver a written notice (electronically) to the applicable exchanging Holder at the last email address provided by such Holder to the Company providing notice of (a “Voluntary Exchange Settlement Notice”), with a copy to the Exchange Agent and the Trustee (if the Trustee is not the Exchange Agent):

(i) the date on which the applicable consideration in respect of such Voluntary Exchange shall be delivered (which date shall be the first Business Day immediately following the later of (i) the date of the Voluntary Exchange Settlement Notice and (ii) the date on which such Holder completes any applicable requirements set forth in Section 10.02(a) or otherwise reasonably required by the Exchange Agent, each, an “Exchange Date”);

(ii) specifying the Exchange Price in effect at the time of such Voluntary Exchange; and

(iii) specifying the Exchange Consideration to be received in respect of such Voluntary Exchange.

(b) If the Company does not timely deliver a Voluntary Exchange Settlement Notice in accordance with Section 10.03(a), or fails to elect a settlement method with respect to any accrued and unpaid interest, if any, on the Notes being exchanged, then (i) the Company shall be deemed to have delivered such Voluntary Exchange Settlement Notice and (ii) the Exchange Date for such Voluntary Exchange shall be the third Business Day following such Voluntary Exchange Notice Date.

(c) The number of shares of Common Stock that the Company is required to deliver (or cause to be delivered) in respect of any exchange of Notes pursuant to a Voluntary Exchange (the “Exchange Consideration”) shall be, in respect of the amount of the Notes being exchanged, a whole number of shares of Common Stock equal to the quotient of (A) the aggregate amount of the principal amount and accrued and unpaid interest or premium, if any, of Notes subject to such exchange divided by (B) the applicable Exchange Price.

(d) Delivery of the Exchange Consideration due upon exchange in accordance with this Section 10.03 shall occur on the Exchange Date.

(e) Each exchange shall be deemed to have been effected immediately preceding the Close of Business on the relevant Exchange Date; provided, however, that the Person in whose name any shares of Common Stock shall be issuable upon such exchange shall be treated as the holder of record of such shares as of the Close of Business on the Exchange Date. Upon an exchange of any Notes, such person will no longer be a Holder of such Notes surrendered for exchange.

76

(f) Notwithstanding the foregoing, if a Holder exchanges its Notes pursuant to a Voluntary Exchange such that the Exchange Date therefor is after the Close of Business on a record date but prior to the Open of Business on the immediately following interest payment date, to the extent the Holder of such Notes at the Close of Business on such record date receives the interest payable on such Notes on the corresponding interest payment date notwithstanding such exchange, then for purposes of the definition of “Exchange Consideration” when used with respect to such Notes, accrued and unpaid interest on such Notes shall be deemed paid and no increase to the Exchange Consideration shall be made and the Holder may be required to reimburse the Company in cash for any excess accrued interest paid in respect of the period between the Exchange Date and the next interest payment date.

(g) If any Note is submitted for exchange to the Exchange Agent or the Exchange Agent receives any Voluntary Exchange Notice with respect to a Note, then the Exchange Agent will promptly (and, in any event, within two Business Days following any Voluntary Exchange Notice Date) notify the Company and the Trustee of such occurrence, together with any other information reasonably requested by the Company or Exchange Agent, and will cooperate with the Company to determine the Exchange Date for such Note in accordance with the definition thereof.

(h) In the absence of alternative arrangements, including pursuant to applicable registration rights, shares of Common Stock will be delivered in registered book-entry form on the transfer records of the Company’s transfer agent with any applicable private placement legend.

Section 10.04 [Reserved].

Section 10.05 Fractions of Shares. The Company shall not issue any fractional share of Common Stock upon exchange of the Notes and shall instead round the number of shares of Common Stock delivered in lieu of any fractional share of Common Stock to the nearest whole share. Neither the Trustee nor the Exchange Agent will have any duty to make any such computation.

Section 10.06 Quarterly Resets; Anti-Dilution Protection.

(a) The Notes shall be exchangeable into shares of Common Stock at an initial Exchange Price, subject to adjustment as provided in this Section 10.06.

(b) The Exchange Price shall be subject to four resets, occurring on each of the four calendar quarter-ends following September 23, 2025 (each, a “Reset Date”). On each Reset Date, the Exchange Price shall be automatically adjusted so that the Exchange Price is equal to the lesser of:

(i) the then-current Exchange Price; and

(ii) the 30-day Daily VWAP of the Common Stock immediately preceding the applicable Reset Date; provided, however, that in no event shall the Exchange Price be reduced below $4.00 per share (the “Reset Floor”).

The Company shall calculate the new Exchange Price no later than five Business Days following each applicable Reset Date. Upon such determination, the new Exchange Price shall automatically become effective for all unexchanged Notes.

(c) The Exchange Price shall be subject to broad-based weighted-average anti-dilution adjustment, recalculated as of the end of each calendar quarter to reflect any equity issuances by the Company during the preceding quarter, except for: (i) the issuance of options (and the issuance of Common Stock upon exercise thereof), restricted stock or restricted stock units (and the issuance of Common Stock upon settlement of such restricted stock units) to employees, officers, directors or consultants of the Company pursuant to a stock option plan, restricted stock agreement or other incentive stock plan or pursuant to any employee benefit plan, in each case approved by the Company’s stockholders, or adopted by the Company’s Board of Directors as an inducement award or plan in accordance with the applicable regulations of The NASDAQ Stock Market (or other applicable exchange to which the Company is listed at such time), and (ii) any shares of Common Stock issued upon exercise of the Forbearance Warrant or upon exchange of the Notes.

77

The weighted-average anti-dilution adjustment shall be calculated as follows:

New Exchange Price = Old Exchange Price × (A + B) / (A + C)

Where:

Old Exchange Price = Exchange Price in effect immediately prior to the new issuance

A = number of shares of Common Stock outstanding immediately prior to the new issuance

B = number of shares of Common Stock that the aggregate consideration received by the Company for the new shares would purchase at the then-current Exchange Price

C = number of shares of Common Stock issued in the new issuance

(d) In addition to any other adjustments as set forth in this Section 10.06, the Exchange Price in effect at any time shall be subject to adjustment upon the occurrence of any of the following events (each, a “Corporate Action”), in each case effective immediately after the close of business on the applicable “effective date,” “ex-dividend date” or “record date” specified below (or, if none, on the first Business Day following public announcement of the relevant Corporate Action):

(i) If the Company issues shares of Common Stock as a dividend or distribution on all or substantially all outstanding shares of Common Stock, or subdivides (by stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exchange Price shall be decreased so that it equals the product of (A) the Exchange Price in effect immediately prior to such Corporate Action and (B) a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such dividend, distribution or subdivision and the denominator of which is the number of shares of Common Stock outstanding immediately after giving effect thereto.

(ii) If the Company combines (by reverse stock split, combination of shares or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exchange Price shall be increased so that it equals the product of (A) the Exchange Price in effect immediately prior to such combination and (B) a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such combination and the denominator of which is the number of shares of Common Stock outstanding immediately before giving effect thereto.

(iii) If the Company issues to all or substantially all holders of its Common Stock rights, options or warrants (other than pursuant to an employee benefit plan or other customary compensatory arrangement) entitling them, for a period of not more than sixty (60) days after the record date for such issuance, to subscribe for or purchase shares of Common Stock at a price per share that is less than the average of the Daily VWAP for the ten (10) consecutive Trading Days ending on, and including, the Trading Day immediately preceding such record date, the Exchange Price shall be decreased based on the customary formula:

EP1 = EP0 × [(OS0 + X) / (OS0 + Y)],

where

EP0 = Exchange Price in effect immediately prior to the adjustment;

EP1 = Exchange Price in effect immediately after the adjustment;

OS0 = number of shares of Common Stock outstanding immediately prior to the open of business on the record date;

X = number of shares of Common Stock equal to (FMV / P);

78

Y = maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants;

P = exercise price per share of such rights, options or warrants; and

FMV = (OS0 × VWAP10) – (P × Y)

(in each case rounded to the nearest full share and as reasonably determined by the Board of Directors in good faith).

(iv) If the Company reclassifies or otherwise changes its outstanding shares of Common Stock (other than a change resulting from a Merger Event subject to Section 10.12) into shares of another class or series of capital stock, the Exchange Price shall be adjusted so that each Holder shall thereafter be entitled to receive upon exchange the kind and amount of securities, cash or other property that such Holder would have owned or been entitled to receive upon such reclassification, change or exchange had such Note been exchanged immediately prior thereto, subject to further adjustment in accordance with this Section 10.06.

Section 10.07 Adjustments of Prices. Whenever any provision of this Indenture requires the Company to calculate the Daily VWAPs over a span of multiple days, the Company shall make any adjustments to each that it reasonably determines in good faith to be appropriate to account for any adjustment to the Exchange Price that becomes effective, or any event requiring an adjustment to the Exchange Price (or changes to the market price per share of Common Stock resulting from any such event) where the “ex” date, Effective Date or expiration date, as the case may be, of the event occurs at any time during the period when such Daily VWAPs are to be calculated, without duplication of any adjustment made pursuant to Section 10.06.

Section 10.08 Notice of Adjustments of Exchange Price. Whenever the Exchange Price is determined and/or subsequently adjusted as herein provided, the Company shall deliver to the Trustee (and the Exchange Agent if not the Trustee) an Officer’s Certificate setting forth the Exchange Price, as adjusted, and describing in reasonable detail the facts upon which such adjustment is based. Such certificate shall promptly be filed with the Trustee and with the Exchange Agent (if other than the Trustee), and the Company shall also notify the Holders through the Trustee of the Exchange Price, as adjusted, and describing in reasonable detail the facts upon which such adjustment is based. Failure to deliver any such certificate or notice shall not affect the validity of such adjustment.

Section 10.09 Certain Covenants.

The Company further agrees:

(a) The Company shall at all times maintain authorized for issuance and available, out of its authorized but unissued shares of Common Stock or shares of Common Stock held in treasury that are not committed for any other purpose, free from preemptive rights, a number of shares of Common Stock equal to the number of shares of Common Stock required to settle all exchanges contemplated by this Indenture, including in respect of the Initial Notes and the full amount of Additional Notes issuable hereunder (including in each case, any interest that has been paid in kind thereon, as applicable).

(b) The Company shall ensure at all times that all shares of Common Stock to be issued and delivered upon exchange of Notes have been duly authorized and validly issued and are fully paid and non-assessable, free of restrictions on transfer and free from all taxes, liens and charges with respect to the issue thereof (other than taxes payable by the Holder in respect of any issuance in a different name as specified in Section 10.10).

(c) If on the relevant Exchange Date the Common Stock is listed on any U.S. national securities exchange or automated quotation system, the Common Stock to be issued upon exchange of the Notes shall be listed on such exchange or automated quotation system.

(d) If any shares of Common Stock to be issued or delivered upon exchange of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares of Common Stock may be validly issued or delivered upon exchange, the Company has secured or will secure such registration or obtained such approval, as the case may be.

79

(e) In no event shall the Company initiate a Company Mandatory Exchange if any Common Stock constituting “Registrable Securities” to be delivered by the Company pursuant to an exchange in connection therewith are unable to be sold pursuant to an effective registration statement pursuant to the Registration Rights Agreement; provided that, the foregoing shall not apply with respect to Registrable Securities that are unable to be sold pursuant to an effective registration statement because the holder of such Registrable Securities has failed to provide on a timely basis information required to be included in such registration statement which the Company has reasonably requested in connection with the registration thereof.

Section 10.10 Taxes on Exchanges.

(a) The Company shall pay any and all documentary, stamp or similar issue or transfer taxes or duties payable solely in respect of the issuance or delivery of shares of Common Stock upon any exchange of Notes hereunder; provided that the Company shall not be required to pay any such tax or duty that is due because the exchanging Holder requests such shares or any portion of Notes not exchanged to be issued in a name other than such Holder’s name, in which case the Holder shall pay such tax and the Exchange Agent may refuse to deliver the certificates representing or effect a book-entry transfer through DTC for the shares of Common Stock being issued or such unexchanged Notes in a name other than the Holder’s name until the Trustee receives the amount of any such tax or duty or the Holder has established to the satisfaction of the Company that such tax or duty has been paid.

(b) Notwithstanding anything herein to the contrary, each of the Company, the Exchange Agent and any paying agent thereof that has a withholding obligation pursuant to the exchange of any Note (without duplication) shall be entitled to deduct and withhold from any amount payable hereunder such amounts as are required to be deducted and withheld with respect to the making of such payment under applicable tax law. Any amounts that are so deducted or withheld and paid over to the appropriate taxing authority shall be treated for all purposes of this Indenture as having been paid to the Person in respect of which such deduction or withholding was made. To the extent that the amount so required under applicable tax law to be deducted or withheld from the payment of exchange consideration to an exchanging Holder exceeds the cash payments otherwise payable to such exchanging Holder, each of the Company, the Exchange Agent and any such paying agent thereof that has a withholding obligation pursuant to the exchange of any Note is hereby authorized to sell no more than such portion of the exchange consideration otherwise payable to the exchanging Holder as is necessary to provide sufficient funds to the Company or the Exchange Agent (or any such paying agent thereof that has a withholding obligation pursuant to the exchange of any Note), as the case may be, to enable it to comply with such deduction or withholding requirement and the Company, the Exchange Agent or any such paying agent thereof that has a withholding obligation pursuant to the exchange of any Note shall notify such exchanging Holder of such sale and remit (x) the applicable portion of the net proceeds of such sale to the appropriate taxing authority and (y) the remaining net proceeds of such sale (after deduction for the amounts described in clause (x)) to such exchanging Holder. Prior to making any deduction or withholding pursuant to this Section 10.10(b), the Company, the Exchange Agent or such paying agent thereof (as applicable) shall use commercially reasonable efforts to provide the exchanging Holder reasonable advance notice and an opportunity to provide any forms or certifications that would reduce or eliminate the potential deduction or withholding and shall cooperate with the exchanging Holder in good faith to reduce or eliminate any such deduction or withholding.

Section 10.11 Notice to Holders Prior to Certain Actions. In case of any:

(a) action by the Company or one of their Subsidiaries that would require an adjustment or reset to the Exchange Price under Section 10.06;

(b) Merger Event; or

(c) voluntary or involuntary dissolution, liquidation or winding-up of the Company or any of their subsidiaries, then, in each case (unless notice of such event is otherwise required pursuant to another provision of this Indenture excluding, for the avoidance of doubt, Section 10.08), the Company shall cause to be filed with the Trustee and the Exchange Agent and to be sent to each Holder at such Holder’s address appearing on the note register, as promptly as practicable but in any event at least five Business Days prior

80

to the applicable date specified in clause (x) or (y) below (or, if the date on which the Company first knows of the applicable date specified in clause (x) or (y) below is later than such applicable date, no more than five Business Days after such date on which the Company first has such knowledge), or, in any such case, prior to such earlier time as notice thereof shall be required to be given pursuant to Rule 10b-17 under the Exchange Act, a notice stating (x) the date as of which the holders of record of shares of Common Stock are to be determined for the purpose of such action by the Company or one of its Subsidiaries or, in the case of a share split or share combination, the effective date of such share split or share combination or, in the case of a tender or exchange offer, the date on which such tender offer or exchange offer commences, or (y) the date on which such Merger Event, dissolution, liquidation or winding-up is expected to become effective or occur, and, if applicable, the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such event or the operation of any provision herein consequent on or relating to such event.

If at any time the Company shall cancel any of the proposed transactions for which notice has been given under this Section 10.11 prior to the consummation hereof, the Company shall cause to be filed with the Trustee and the Exchange Agent and to be sent to each Holder at such Holder’s address appearing on the note register, as promptly as practicable, notice of such cancellation.

Section 10.12 Provision in Case of Merger Event.

(a) In the event of:

(i) any recapitalization, reclassification or change of the shares of Common Stock (other than a change only in par value or from par value to no par value or no par value to par value or solely as a result of a stock split or reverse stock split or subdivision or combination involving solely Common Stock that do not involve the issuance of any other series or class of securities);

(ii) any consolidation, merger or combination involving the Company;

(iii) any sale, lease or other transfer of the assets of the Company substantially as an entirety;

(iv) any or binding statutory share exchange involving the Company; or

(v) other similar event,

in each case, as a result of which the shares of Common Stock are converted into, or exchanged for, or represent solely the right to receive, stock, other securities, other property or assets (including cash) or any combination thereof (any such event, a “Merger Event”; and such stock, other securities and/or other property or assets (including cash), the “Reference Property”; with each “unit of Reference Property” meaning the kind and amount of Reference Property that a holder of one share of Common Stock would have owned or been entitled to receive on account of such Merger Event), then (x) from and after the effective time of such Merger Event, notwithstanding anything to the contrary in this Indenture or the Notes, the right to exchange the outstanding principal amount or accrued and unpaid interests of the Notes for a number of shares of Common Stock based on the Exchange Price will be determined in the same manner as if each reference to any number of shares of Common Stock in this Article X (or in any related definitions) were instead a reference to the same number of units of Reference Property and (y) at or prior to the effective time of such Merger Event, the Company, any other Person that is the surviving or transferee Person (if not the Company) of such Merger Event and (if applicable) any other issuer of securities constituting Reference Property, shall execute and deliver to the Trustee a supplemental indenture in accordance with Section 9.01 and this Section 10.12 providing for such change in the right to exchange each $1,000 of Notes;

provided, however, that, at and after the effective time of such Merger Event (i) any amount payable in cash upon exchange of the Notes as set forth under this Article X will continue to be payable in cash, subject to the adjustments contained in this Section 10.12, (ii) [reserved], (iii) the Daily VWAP of any unit of Reference Property or portion thereof that consists of a class of common equity securities will be determined by reference to the definition of “Daily

81

VWAP,” substituting, if applicable, the Bloomberg page for such class of securities in such definition, and (iv) the Daily VWAP of any unit of Reference Property or portion thereof that does not consist of a class of common equity securities, and the Last Reported Sale Price of any unit of Reference Property or portion thereof that does not consist of a class of common equity securities, will be the fair value of such unit of Reference Property or portion thereof, as applicable, determined in good faith by the Company (or, in the case of cash denominated in U.S. dollars, the face amount thereof).

If the Merger Event causes a holder of Common Stock to own or receive more than a single type of consideration (determined based in part upon any form of shareholder election), then:

(1) the amount and type of Reference Property that a holder of shares of Common Stock would have owned or been entitled to receive in such Merger Event (and for which the Notes will be exchangeable) will be deemed to be the weighted average of the types and amounts of consideration actually owned or received by the holders of shares of Common Stock; and

(2) the unit of Reference Property shall refer to the consideration referred to in clause (1) attributable to one share of Common Stock.

The Company shall notify, in writing, the Holders, the Trustee and the Exchange Agent (if other than the Trustee) of the types and amounts of consideration (including such weighted average) comprising a unit of Reference Property as soon as practicable after such determination is made.

If the unit of Reference Property consists entirely of cash in such Merger Event, then for all exchanges for which the Exchange Date occurs after the effective date of such Merger Event:

(1) the consideration due upon exchange of Notes thereafter shall be paid solely in cash in an amount equal to the product of (i) the quotient of (x) the amount of the Notes being exchanged on the Exchange Date divided by (y) $100, times (ii) the Exchange Price in effect on the Exchange Date, times (iii) the amount of cash constituting the unit of Reference Property; and

(2) the Company shall satisfy the Company’s exchange obligation by paying cash to converting Holders on the second Business Day immediately following the Exchange Date.

Such supplemental indenture described in the first paragraph of this Section 10.12(a) shall provide for anti-dilution and other adjustments, in respect of the Reference Property, and covenants that the Board of Directors of the Company shall reasonably determine in good faith to be as nearly equivalent as is practicable to the adjustments and covenants provided for in this Article X in respect of Common Stock and otherwise preserve the economic interests of the Holders.

(b) When the Company executes and delivers a supplemental indenture pursuant to Section 10.12(a), the Company shall promptly (i) deliver to the Trustee an Officer’s Certificate briefly stating the reasons therefor, the kind or amount of cash, securities or property or assets that will comprise a unit of Reference Property after any such Merger Event, any adjustment to be made with respect thereto and that all conditions precedent in this Indenture to such execution and delivery have been complied with, (ii) an Opinion of Counsel that all conditions precedent to the execution and delivery of such supplemental indenture have been complied with, and (iii) mail notice thereof to each Holder at its last address appearing on the note register or to DTC. The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at its address appearing on the note register provided for in this Notes Indenture, within 60 calendar days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

(c) The Company shall not become a party to any Merger Event unless its terms are consistent with this Section 10.12. None of the foregoing provisions shall affect the right of a Holder to exchange its Notes into shares of Common Stock as set forth in Section 10.03 prior to the effective time of such Merger Event.

(d) The above provisions of this Section 10.12 shall similarly apply to successive Merger Events.

82

(e) No adjustment to the Exchange Price shall be made pursuant to such provisions in the event of any dividend, distribution, share split, share combination or issuance upon a Merger Event to which the provisions under this Section 10.12 apply.

Section 10.13 No Voting or Dividend Rights.

Except as may be specifically provided for herein, until the exchange record date in respect of the exchange of such Note:

(a) no Holder of such Note shall have or exercise any rights by virtue hereof as a holder of shares of Common Stock, including, without limitation, the right to vote, to receive dividends and other distributions (other than Received Dividends) as a holder of shares of Common Stock or to receive notice of, or attend, meetings or any other proceedings of the holders of shares of Common Stock;

(b) the consent of any such Holder as a holder of Notes shall not be required with respect to any action or proceeding of the Company requiring the consent of holders of shares of Common Stock;

(c) no such Holder, by reason of the ownership or possession of such Note, shall have any right to receive any cash dividends, stock dividends, allotments or rights or other distributions (other than Received Dividends) paid, allotted or distributed or distributable to the holders of shares of Common Stock prior to, or for which the relevant record date preceded, the exchange record date in respect of the exchange of such Note; and

(d) no such Holder shall have any right not expressly conferred hereunder or by applicable law with respect to such Note held by such Holder.

For purposes of this Section 10.13, “exchange record date” means, in respect of the exchange of any Note, the date specified in Section 10.03(e) upon which the Person in whose name shares of Common Stock are issuable upon exchange of such Note shall be treated as the holder of record of such shares of Common Stock upon the exchange of such Note.

Section 10.14 No Responsibility of Trustee for Exchange Provisions.

(a) The Trustee and any Exchange Agent shall not at any time be under any duty or responsibility to determine, or be liable or accountable for any failure of the Company to determine (or the Company’s determination), or be deemed to make any representation as to,

(i) the Exchange Price (or any adjustment thereto) or whether any facts exist that may require any adjustment (including any increase) of the Exchange Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or any information used in any calculation, adjustment or determination, or herein or in any supplemental indenture provided to be employed, in making the same;

(ii) the validity or value (or the type or amount) of any shares of Common Stock or cash or, after a Merger Event, Reference Property that may at any time be issued or delivered upon the exchange of any Note;

(iii) the correctness of any provisions contained in any supplemental indenture entered into pursuant to the first paragraph of Section 10.12(a) relating either to the type or amount of Reference Property receivable by Holders upon the exchange of their Notes after any Merger Event or to any adjustment to be made with respect thereto; or

(iv) the applicable Daily VWAP or Last Reported Sale Price.

(b) Neither the Trustee nor any other Exchange Agent shall at any time be under any duty or responsibility to cause the Company to, or be accountable for any failure of the Company to, issue, transfer or deliver any shares of Common Stock or cash or, after a Merger Event, Reference Property upon the surrender of any Note for the purpose of exchange or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article X.

83

Section 10.15 [Reserved] .

Section 10.16 Exchange Failure.

(a) If an Exchange Failure occurs and remains uncured, then, in addition to any other rights or remedies available to the Holder under this Indenture or at law or in equity:

(i) if, on or after the Exchange Failure, the Holder (or any Affiliate of the Holder) purchases (in an open market transaction, stock loan or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Exchange Shares that the Holder anticipated receiving from the Company in connection with the Mandatory Exchange or Voluntary Exchange, as applicable, affected by such Exchange Failure (a “Buy-In”), then the Company shall, within two Business Days after the Holder’s request, pay to the Holder, at the Holder’s election, either (1) the Buy-In Price, in which case the Company’s obligation to deliver such Exchange Shares with respect to such Mandatory Exchange or Voluntary Exchange, as applicable, shall be deemed satisfied, or (2) the Buy-In Payment Amount, in which case the Company shall remain obligated to deliver such Exchange Shares in accordance with this Indenture.

(ii) The Holder may, at any time prior to the Company’s cure of the Exchange Failure, by written notice to the Company, void its Voluntary Exchange with respect to any portion of the Note that has been affected by the Exchange Failure, in which event the Company shall promptly return to the Trustee or the Holder such portion of the Note, and the principal amount of such Note shall be increased by the amount corresponding to such voided portion. The voiding of a Voluntary Exchange shall not affect the Company’s obligation to pay any amounts that have accrued prior to the date of such notice pursuant to this Section 10.16 or otherwise.

(b) The remedies set forth in this Section 10.16 are independent, separate and cumulative and shall be in addition to, and not in lieu of, any other rights or remedies at law or in equity, provided, however, that in no event shall the Trustee or Holder be entitled to recover twice for the same loss or failure by the Company to deliver Exchange Shares.

(c) The Company acknowledges that the timely delivery of Exchange Shares is of the essence and agrees that monetary damages alone would not be adequate compensation for any Exchange Failure. Accordingly, in addition to any other remedy, the Trustee or Holder shall be entitled to seek specific performance and injunctive relief to compel delivery of Exchange Shares without the requirement of posting a bond.

ARTICLE XI

GUARANTEE

Section 11.01 Guarantee. Subject to the provisions of this Article XI, each Guarantor hereby fully, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, jointly and severally with each other Guarantor, to each Holder of the Notes and the Trustee, the full and punctual payment when due, whether at maturity, by acceleration or otherwise, of the principal of, premium, if any, and interest on the Notes and all other obligations and liabilities of the Company under this Indenture and the Notes (including, without limitation, any interest, fees or expenses accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding, whether or not such interest, fees or expenses is an allowed claim under applicable state, federal or foreign law and the obligations under Section 7.07) (all the foregoing being hereinafter collectively called the “Guarantor Obligations”). Each Guarantor agrees that the Guarantor Obligations will rank equally in right of payment with other indebtedness of such Guarantor, except to the extent such other Indebtedness is subordinate to the Guarantor Obligations. Each Guarantor further agrees (to the extent permitted by law) that the Guarantor Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it will remain bound under this Article XI notwithstanding any extension or renewal of any Guarantor Obligation.

84

Each Guarantor waives presentation to, demand of payment from and protest to the Company of any of the Guarantor Obligations and also waives notice of protest for non-payment. Each Guarantor waives notice of any default under the Notes or the Guarantor Obligations.

Each Guarantor further agrees that its Guarantee herein constitutes a guarantee of payment when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder to any security held for payment of the Guarantor Obligations.

Except as set forth in Section 11.02, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment of the Guarantor Obligations in full), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guarantor Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by (a) the failure of any Holder to assert any claim or demand or to enforce any right or remedy against the Company or any other person under, this Indenture, the Notes or any other agreement or otherwise; (b) any extension or renewal granted; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Notes or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Guarantor Obligations or any of them; (e) the failure of any Holder to exercise any right or remedy against any other Guarantor; (f) any change in the ownership of the Company; (g) any default, failure or delay, willful or otherwise, in the performance of the Guarantor Obligations; or (h) any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of such Guarantor as a matter of law or equity.

Each Guarantor agrees that its Guarantee herein shall remain in full force and effect until payment in full of all the Guarantor Obligations or such Guarantor is released from its Guarantee in compliance with Section 11.03. Each Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any of the Guarantor Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Company or otherwise.

In furtherance of the foregoing and not in limitation of any other right which any Holder has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company to pay any of the Guarantor Obligations when and as the same shall become due, whether at maturity, by acceleration or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders an amount equal to the sum of (i) the unpaid amount of such Guarantor Obligations then due and owing and (ii) accrued and unpaid interest on such Guarantor Obligations then due and owing (but only to the extent not prohibited by law).

Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders, on the other hand, (x) the maturity of the Guarantor Obligations guaranteed hereby may be accelerated as provided in this Indenture for the purposes of its Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guarantor Obligations guaranteed hereby and (y) in the event of any such declaration of acceleration of such Guarantor Obligations, such Guarantor Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purposes of this Guarantee.

Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Trustee or the Holders in enforcing any rights under this Section.

Section 11.02 Execution and Delivery. To further evidence its Guarantee, each Guarantor and other Person that is required to become a Guarantor hereby agrees to (x) execute this Indenture or (y) in the case of any Person that becomes a Guarantor after the date hereof, execute a supplement to this Indenture, substantially in the form of Exhibit C hereto and deliver it to the Trustee. Each such Guarantor agrees that its Guarantee set forth in Section 11.01 shall remain in full force and effect notwithstanding the absence of the endorsement of any notation of such Guarantee on the Notes.

85

Each of the Guarantors hereby agrees that its Guarantee set forth in Section 11.01 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

If an Officer of a Guarantor whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates the Note or at any time thereafter, such Guarantor’s Guarantee of such Note shall nevertheless be valid.

The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of each Guarantor.

Section 11.03 Limitation on Liability; Termination, Release and Discharge.

(a) Any term or provision of this Indenture to the contrary notwithstanding, the obligations of each Guarantor hereunder will be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under this Indenture, result in the obligations of such Guarantor under its Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law and not otherwise being void or voidable under any similar laws affecting the rights of creditors generally.

(b) Following delivery of an Officer’s Certificate to the Trustee stating the occurrence of any of the following events, each Guarantor shall be automatically and unconditionally released and discharged from its Convertible Notes Obligations under this Indenture and its Guarantee and such Guarantee shall be automatically and unconditionally terminated, and no further action by such Guarantor, the Company or the Trustee is required (other than delivery of such Officer’s Certificate) for the release of such Guarantor or the termination of such Guarantee:

(i) upon a satisfaction and discharge of this Indenture as described under Section 8.01(a); or

(ii) upon the merger, amalgamation, consolidation or winding up of such Guarantor with and into the Company or another Guarantor that is the surviving Person in such merger, amalgamation, consolidation or winding up, or upon the liquidation of such Guarantor;

(iii) as described under Article IX.

(c) Following delivery of an Officer’s Certificate to the Trustee stating the occurrence of any of the following events, each Company Group Obligor shall be automatically and unconditionally released and discharged from its Convertible Notes Obligations under this Indenture and its Guarantee and such Guarantee shall be automatically and unconditionally terminated, and no further action by such Company Group Obligor, the Company or the Trustee is required (other than delivery of such Officer’s Certificate) for the release of such Company Group Obligor or the termination of such Guarantee:

(i) upon the release or discharge of such Company Group Obligor’s primary obligations under, and guarantees, of all Guarantee Reference Indebtedness, except a discharge or release by or as a result of payment;

(ii) upon a satisfaction and discharge of this Indenture as described under Section 8.01(a);

(iii) in the case of each Guarantor upon the merger, amalgamation, consolidation or winding up of such Guarantor with and into the Company or another Company Group Obligor that is the surviving Person in such merger, amalgamation, consolidation or winding up; or

(iv) as described under Article IX.

(d) Following delivery of an Officer’s Certificate to the Trustee stating the occurrence of any of the following events, the Company shall be automatically and unconditionally released and discharged from its Convertible Notes Obligations under this Indenture and its Guarantee and such Guarantee shall be automatically and unconditionally terminated, and no further action by the Company or the Trustee is required (other than delivery of such Officer’s Certificate) for the release of such Guarantor or the termination of such Guarantee:

86

(i) upon a satisfaction and discharge of this Indenture as described under Section 8.01(a); or

(ii) as described under Article IX.

(e) Notwithstanding the foregoing, no Guarantor may be released from its Guarantee if, on the date of and after giving effect to the release of such Guarantee, the Guarantor (or any subsidiary thereof) would own (or hold an exclusive license with respect to) any intellectual property that is material to the business of the Company Group Entities.

Section 11.04 Right of Contribution. Each Guarantor hereby agrees that to the extent that any Guarantor shall have paid more than its proportionate share of any payment made on the obligations under the Guarantees, such Guarantor shall be entitled to seek and receive contribution from and against the Company, or any other Guarantor who has not paid its proportionate share of such payment. The provisions of this Section 11.04 shall in no respect limit the obligations and liabilities of each Guarantor to the Trustee and the Holders and each Guarantor shall remain liable to the Trustee and the Holders for the full amount guaranteed by such Guarantor hereunder.

Section 11.05 No Subrogation. Notwithstanding any payment or payments made by each Guarantor hereunder, no Guarantor shall be entitled to be subrogated to any of the rights of the Trustee or any Holder against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Trustee or any Holder for the payment of the Guarantor Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Trustee and the Holders by the Company on account of the Guarantor Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guarantor Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Trustee and the Holders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Trustee in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Trustee, if required), to be applied against the Guarantor Obligations.

ARTICLE XII

COLLATERAL

Section 12.01 Intercreditor Agreement and Security Documents. The due and punctual payment of the principal of, premium and interest on the Notes when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase or otherwise, and interest on the overdue principal of, premium and interest on the Notes and performance of all other Convertible Notes Obligations of the Company and the Guarantors to the Holders or the Trustee under this Indenture, the Notes, the Guarantees and other Security Documents, according to the terms set forth herein or therein, shall be secured as provided herein and in any other Security Documents, which define the terms of the Liens that secure the Convertible Notes Obligations, subject, in each case, to the terms of the Intercreditor Agreement. The Trustee, the Company and the Guarantors hereby acknowledge and agree that the Notes Collateral Agent holds the Collateral in trust for the benefit of the Holders, the Trustee and the Notes Collateral Agent and pursuant to the terms of the Security Documents and the Intercreditor Agreement. Each Holder, by accepting a Note, consents to and agrees to be bound by, the terms of the Security Documents (including the provisions providing for the possession, use, release and foreclosure of Collateral) and the Intercreditor Agreement as the same may be in effect or may be amended from time to time in accordance with their terms and this Indenture and the Intercreditor Agreement, and authorizes and directs the Notes Collateral Agent and the Trustee, as applicable, to enter into (or otherwise join, as applicable) the Security Documents and the Intercreditor Agreement and to perform its obligations and exercise its rights thereunder in accordance therewith. In the event of conflict between the Intercreditor Agreement and Article XII of this Indenture or any of other Security Documents, the Intercreditor Agreement shall control.

Each Holder, by its acceptance of a Note, (a) agrees that it will be subject to and bound by the terms and provisions of, and will take no actions contrary to the terms and provisions of, the Intercreditor Agreement, and (b) authorizes and instructs the Notes Collateral Agent to enter into (or otherwise join, as applicable) the Intercreditor Agreement on the Closing Date (and each other intercreditor agreement, as applicable, thereafter) as the Notes Collateral Agent, and on behalf of such Holder, including without limitation, making the representations of the Holders contained therein.

87

Section 12.02 Security Interest in the Collateral. To secure the due and punctual payment of the principal of, premiums and interest on the Notes when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase or otherwise, and interest on the overdue principal of, premiums and interest on the Notes and performance of all other Convertible Notes Obligations of the Company and the Guarantors to the Holders and/or the Trustee under this Indenture, each of the Company and the Guarantors hereby assigns, pledges and grants to the Notes Collateral Agent for its benefit and for the ratable benefit of each Noteholder, a continuing security interest in and to and Lien on all of its Collateral, whether now owned or existing or hereafter created, acquired or arising and wheresoever located. Each of the Company and the Guarantors shall provide the Notes Collateral Agent with written notice of all commercial tort claims in an aggregate amount in excess of $500,000 promptly upon the occurrence of any events giving rise to any such claims (regardless of whether legal proceedings have yet been commenced), such notice to contain a brief description of the claims, the events out of which such claims arose and the parties against which such claims may be asserted and, if applicable in any case where legal proceedings regarding such claims have been commenced, the case title together with the applicable court and docket number. Upon delivery of each such notice, the Company or the relevant Guarantor shall be deemed to thereby grant to the Notes Collateral Agent a security interest and Lien in and to such commercial tort claims described therein and all proceeds thereof. Each of the Company and the Guarantors shall provide the Notes Collateral Agent with written notice promptly upon becoming a beneficiary under any letter of credit or otherwise obtaining any right, title or interest in any letter of credit rights in an aggregate amount in excess of $500,000 and the Company or such Guarantor shall take such actions as Required Holders may reasonably request for the perfection of the Notes Collateral Agent’s security interest therein.

Section 12.03 Perfection of Security Interest. Each of the Company and the Guarantors shall take all action that may be necessary, or that the Notes Collateral Agent may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of the Notes Collateral Agent’s security interest in and Lien on the Collateral or to enable the Notes Collateral Agent to protect, exercise or enforce its rights hereunder and in the Collateral (in each case, subject to the terms of the Intercreditor Agreement), including, but not limited to, (a) immediately discharging all Liens other than Permitted Encumbrances, (b) using commercially reasonable efforts to obtain Lien Waiver Agreements (i) from the owner or lessor of the chief executive office of the Company and (ii) from the owners or lessors of all of the other premises leased by the Company listed on Schedule 12.03 hereto and all of the warehouses and other locations used by the Company listed on Schedule 12.03 hereto in which Equipment and Inventory having a value in excess of $1,000,000 is located, (c) delivering to the Notes Collateral Agent (or bailee under the terms of the Intercreditor Agreement), endorsed or accompanied by such instruments of assignment as are necessary or as the Notes Collateral Agent may specify, and stamping or marking, in such manner as are necessary or as the Notes Collateral Agent may specify, any and all chattel paper, instruments, letters of credit and advices thereof and documents evidencing or forming a part of the Collateral, (d) using commercially reasonable efforts to enter into warehousing, lockbox, customs and freight agreements and other custodial arrangements reasonably satisfactory to the Trustee, the Notes Collateral Agent and the Required Holders, and (e) executing and delivering financing statements, Control Agreements, intellectual property security agreements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance reasonably satisfactory to the Trustee, the Notes Collateral Agent and the Required Holders, relating to the creation, validity, perfection, maintenance or continuation of the Notes Collateral Agent’s security interest and Lien under the Uniform Commercial Code or other Applicable Law. By its signature hereto, each of the Company and the Guarantors hereby authorizes the Notes Collateral Agent (without obligation) and the Holders to file against such the Company and each Guarantor, one or more financing, continuation or amendment statements pursuant to the Uniform Commercial Code in form and substance satisfactory to the Required Holders (which statements may have a description of collateral which is broader than that set forth herein, including without limitation a description of Collateral as “all assets” and/or “all personal property” of the Company or the relevant Guarantor). All documented charges, expenses and fees the Notes Collateral Agent or the Holders may incur in doing any of the foregoing, and any local taxes relating thereto, shall be at the sole expense of the Company and payable by the Company to the Notes Collateral Agent or the Holders, as the case may be, not later than ten (10) Business Days after written demand.

Section 12.04 Preservation of Collateral. Following the occurrence of an Event of Default, in addition to the rights and remedies set forth in Article VI hereof, the Notes Collateral Agent (acting at the direction of the Required Holders, and subject to the terms of the Intercreditor Agreement): (a) may at any time take such steps as the Notes Collateral Agent or the Required Holders deem necessary to protect the Notes Collateral Agent’s interest in and to preserve the Collateral, including the hiring of security guards or the placing of other security protection measures

88

as the Notes Collateral Agent or the Required Holders may deem appropriate; (b) subject to the rights of the applicable landlords, may employ and maintain at any of the Company’s or any Guarantor’s premises a custodian who shall have full authority to do all acts necessary to protect the Notes Collateral Agent’s interests in the Collateral; (c) may lease warehouse facilities to which the Notes Collateral Agent may move all or part of the Collateral; (d) subject to the rights of the applicable lessors, may use the Company’s any Guarantor’s owned or leased lifts, hoists, trucks and other facilities or Equipment for handling or removing the Collateral; (e) subject to the rights of the applicable landlords, shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of the Company’s or the Guarantor’s owned or leased property; and (f) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or purchase any insurance called for by the terms of this Indenture or the other Convertible Notes Documents and pay all or any part of the premiums therefor and the costs thereof. Each of the Company and the Guarantors shall cooperate fully with all of the Notes Collateral Agent’s efforts to preserve the Collateral and will take such actions to preserve the Collateral as the Notes Collateral Agent may direct (acting at the direction of the Required Holders). All of the Notes Collateral Agent’s and the Holders’ expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be at the sole expense of the Company and payable by the Company to the Notes Collateral Agent or Holders, as the case may be, for its or their benefit not later than ten (10) Business Days after written demand.

Section 12.05 Ownership and Location of Collateral.

(a) With respect to the Collateral, at the time the Collateral becomes subject to the Notes Collateral Agent’s security interest: (i) each of the Company and each Guarantor shall be fully authorized and able to sell, transfer, pledge and/or grant a Lien upon each and every item of its respective Collateral to Notes Collateral Agent; and, except for Permitted Encumbrances, the Collateral shall be free and clear of all Liens whatsoever; (ii) all signatures and endorsements of each of the Company and the Guarantors that appear on such documents and agreements shall be genuine and each of the Company and the Guarantors shall have full capacity to execute same; and (iii) each of the Company’s and the Guarantors’ Equipment and each of the Company’s and the Guarantors’ Inventory (other than (A) Inventory in transit, (B) Service Inventory and (C) Inventory at any location where the value of all Inventory at such location is less than $1,000,000) shall be located as set forth on Schedule 12.03 hereto, as such Schedule may be updated from time to time in accordance with the terms hereof, and shall not be removed from such locations without the prior written consent of the Required Holders except with respect to the sale of Inventory in the Ordinary Course of Business and Equipment to the extent permitted hereunder.

(b) (i) There is no location at which the Company or any Guarantor has any Inventory (except for (A) Inventory in transit, (B) Service Inventory and (C) Inventory at any location where the value of all Inventory at such location is less than $1,000,000) or other Collateral other than those locations listed on Schedule 12.03 hereto, as such Schedule may be updated from time to time in accordance with the terms hereof; (ii) Schedule 12.03 hereto contains a correct and complete list, as of the Closing Date, of the legal names and addresses of each warehouse at which Inventory of the Company or any Guarantor is stored, and none of the receipts received by the Company or any Guarantor from any warehouse states that the goods covered thereby are to be delivered to bearer or to the order of a named Person or to a named Person and such named Person’s assigns; (iii) Schedule 12.03 hereto sets forth a correct and complete list as of the Closing Date of (A) each place of business of the Company and each Guarantor and (B) the chief executive office of the Company and each Guarantor; and (iv) Schedule 12.03 hereto sets forth a correct and complete list as of the Closing Date of the location, by state and street address, of all Real Property owned or leased by the Company or any Guarantor, identifying which Real Properties are owned and which are leased, together with the names and addresses of any landlords or other third parties in possession, custody or control of any Collateral.

Section 12.06 Defense of Notes Collateral Agent’s and Holders’ Interests. Until (a) the Payment in Full of all of the Convertible Notes Obligations and (b) the termination of this Indenture, the Notes Collateral Agent’s interests in the Collateral shall continue in full force and effect. During such period neither the Company nor any Guarantor shall, without the Required Holders’ prior written consent, pledge, sell (except for Dispositions otherwise permitted under Section 4.25(b) hereof), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way except for Permitted Encumbrances, any part of the Collateral. The Company and each Guarantor shall use commercially reasonable efforts to defend the Notes Collateral Agent’s interests in the Collateral against any and all Persons whatsoever. At any time following demand by the Required Holders for payment of all Convertible Notes Obligations following the occurrence and during the continuance of an Event of Default, the Notes Collateral Agent shall have the right to take possession of the indicia of the Collateral and the

89

Collateral in whatever physical form contained, including: labels, stationery, documents, instruments and advertising materials. If the Notes Collateral Agent (acting at the direction of the Required Holders) exercises this right to take possession of the Collateral, the Company and the Guarantors shall, upon demand, assemble it in the best manner possible and make it available to Notes Collateral Agent at a place reasonably convenient to the Notes Collateral Agent. In addition, with respect to all Collateral, the Notes Collateral Agent and the Holders shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other Applicable Law. Each of the Company and the Guarantors shall, and the Notes Collateral Agent shall, if directed by the Required Holders, instruct all suppliers, carriers, forwarders, warehousers or others receiving or holding cash, checks, Inventory, documents or instruments in which the Notes Collateral Agent holds a security interest to deliver same to the Notes Collateral Agent and/or subject to the Notes Collateral Agent’s order and if they shall come into the Company’s or any Guarantor’s possession, they, and each of them, shall be held by the Company or such Guarantor in trust as Notes Collateral Agent’s trustee, and the Company or such Guarantor will promptly deliver them to the Notes Collateral Agent in their original form together with any necessary endorsement.

Section 12.07 Inspection of Premises. At all reasonable times and from time to time as often as the Required Holders may reasonably elect, the Notes Collateral Agent and each Holder shall have full access to and the right to audit, check, inspect and make abstracts and copies from each of the Company’s and the Guarantor’s books, records, audits, correspondence and all other papers relating to the Collateral and the operation of the Company’s and each Guarantor’s business and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (provided that the Company shall be afforded the opportunity to participate in such discussions). The Notes Collateral Agent, any Holder and their agents may enter upon any premises of the Company or any Guarantor at any time during business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all books and records pertaining thereto and to the operation of the Company or such Guarantor’s business. Notwithstanding the foregoing, (a) no more than three (3) such inspections shall be conducted at the expense of the Company during any consecutive twelve (12) month period, and (b) if an Event of Default shall exist, then notwithstanding anything to the contrary in the foregoing clause (a), there shall be no limitation on the number or frequency of such inspections which may be conducted at the expense of the Company.

Section 12.08 Appraisals. The Required Holders may at any time after the Closing Date and from time to time, engage the services of an independent appraisal firm or firms of reputable standing, satisfactory to the Required Holders, for the purpose of appraising the then current value of the Company’s and the Guarantors’ assets (including without limitation Intellectual Property and the LTO Program). Absent the occurrence and continuance of an Event of Default at such time, the Required Holders shall consult with Company as to the identity of any such firm; provided, that it is agreed by the parties hereto that Gordon Brothers Asset Advisors, LLC shall be deemed to be an acceptable firm for purposes of appraising the value of the LTO Program. All of the fees and out-of-pocket costs and expenses of any appraisals and reports conducted pursuant to this Section 12.08 shall be paid for when due, in full and without deduction, off-set or counterclaim by the Company. Notwithstanding the foregoing, (i) no more than one (1) appraisal of Intellectual Property (which shall include, without limitation, appraisals of the LTO Program) shall be conducted at the expense of the Company during any consecutive twelve (12) month period, and (ii) if an Event of Default shall exist, then notwithstanding anything to the contrary in the foregoing clause (i), there shall be no limitation on the number or frequency of appraisals which may be conducted at the expense of the Company.

Section 12.09 Receivables; Deposit Accounts and Securities Accounts.

(a) The Receivables are and shall be bona fide and valid accounts representing a bona fide indebtedness incurred by the Customers therein named, for fixed sums as set forth in the invoices relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of the Company or the Guarantors, or work, labor or services theretofore rendered by the Company or the applicable Guarantor as of the date the applicable Receivables were created.

(b) Each Customer, to the Company’s and each Guarantor’s knowledge, as of the date each Receivable is created, is able to pay all Receivables on which the Customer is obligated in full when due. With respect to such Customers of the Company or any Guarantor who are not solvent, each of the Company and such Guarantor has set up on its books and in its financial records bad debt reserves adequate to cover such Receivables consistent with past practice.

90

(c) The Company’s and each Guarantor’s chief executive office is located as set forth on Schedule 12.03 hereto, as such Schedule may be updated from time to time in accordance with the terms hereof. Until written notice is given to the Notes Collateral Agent by the Company of any other office at which the Company or any Guarantor keeps its records pertaining to Receivables, all such records shall be kept at such executive office.

(d) At any time following the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreement, the Notes Collateral Agent shall have the right to send notice of the assignment of the Notes Collateral Agent’s security interests in and Liens on, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral, and thereafter, subject to the terms of the Intercreditor Agreement, the Notes Collateral Agent shall have the sole right to collect the Receivables, take possession of the Collateral, or both. The Notes Collateral Agent’s actual and documented collection expenses, including, but not limited to, stationery and postage, telephone, facsimile, secretarial and clerical expenses, the salaries of any collection personnel used for collection and the reasonable and documented fees and expenses of counsel, shall be at the sole expense of the Company and payable by the Company to the Notes Collateral Agent not later than ten (10) Business Days after written demand.

(e) At any time following the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreement, the Notes Collateral Agent shall have the right to receive, endorse, assign and/or deliver in the name of the Notes Collateral Agent or the Company or any Guarantor any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and each of the Company and each Guarantor hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. Each of the Company and each Guarantor hereby constitutes, subject to the terms of the Intercreditor Agreement, the Notes Collateral Agent or the Notes Collateral Agent’s designee as the Company’s or such Guarantor’s attorney with power (i) at any time following the occurrence and during the continuance of an Event of Default: (A) to endorse the Company’s or such Guarantor’s name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral; (B) to sign such the Company’s or such Guarantor’s name on any invoice or bill of lading relating to any of the Receivables, drafts against Customers, assignments and verifications of Receivables; (C) to send verifications of Receivables to any Customer; (D) to sign the Company’s and such Guarantor’s name on any documents or instruments deemed necessary or appropriate by the Notes Collateral Agent to preserve, protect, or perfect the Notes Collateral Agent’s interest in the Collateral and to file same; and (E) to receive, open and dispose of all mail addressed to the Company or any Guarantor at any post office box/lockbox maintained by the Notes Collateral Agent for the Company or the Guarantors or at any other business premises of the Notes Collateral Agent; and (ii) at any time following the occurrence and during the continuance of an Event of Default: (A) to demand payment of the Receivables; (B) to enforce payment of the Receivables by legal proceedings or otherwise; (C) to exercise all of the Company’s or such Guarantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral; (D) to sue upon or otherwise collect, extend the time of payment of, settle, adjust, compromise, extend or renew the Receivables; (E) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (F) to prepare, file and sign the Company’s or such Guarantor’s name on a proof of claim in bankruptcy or similar document against any Customer; (G) to prepare, file and sign the Company’s or such Guarantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; (H) to accept the return of goods represented by any of the Receivables; (I) to change the address for delivery of mail addressed to the Company or any Guarantor to such address as the Notes Collateral Agent may designate; and (J) to do all other acts and things necessary to carry out the provisions of this Indenture. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence (as determined by a court of competent jurisdiction in a final and non-appealable judgment or order); this power being coupled with an interest is irrevocable while any of the Convertible Notes Obligations remain unpaid.

(f) Neither the Notes Collateral Agent nor any Holder shall, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom.

(g) All proceeds of Collateral shall be deposited by the Company and the Guarantors into depository accounts (“Depository Accounts”) that are (other than with respect to Excluded Accounts or Depository Accounts subject to Section 7 of the Fifteenth Amendment) subject to Control Agreements in accordance with this clause (g). The Company or the applicable Guarantor shall deliver or cause to be

91

delivered to the Notes Collateral Agent a Control Agreement, in form and substance reasonably satisfactory to the Notes Collateral Agent and the Required Holders, among such the Company or the applicable Guarantor, the Notes Collateral Agent, and each bank at which each Depository Account and any other deposit account or securities account (other than any Excluded Account) of the Company or such Guarantor is maintained that is sufficient to give the Notes Collateral Agent “control” (for purposes of Articles 8 and 9 of the Uniform Commercial Code) over such Depository Accounts and other deposit accounts and securities accounts. At any time during the continuation of an Event of Default, subject to the terms of the Intercreditor Agreement, the Notes Collateral Agent shall have the sole and exclusive right to direct, and the Notes Collateral Agent is hereby authorized to, subject to the terms of the Intercreditor Agreement, give instructions pursuant to such Control Agreements directing, the disposition of funds in the Depository Accounts (any such instructions, an “Activation Notice”) to the Notes Collateral Agent on a daily basis, by wire transfer to a deposit account maintained by the Notes Collateral Agent, which such funds may be applied by the Notes Collateral Agent to repay the Convertible Notes Obligations. Prior to the occurrence of an Event of Default, the Company and the Guarantors shall retain the right to direct the disposition of funds in the Depository Accounts and the Notes Collateral Agent shall not deliver an Activation Notice. In the event that the Notes Collateral Agent issues an Activation Notice, the Notes Collateral Agent agrees to rescind such Activation Notice at such time that no Event of Default shall exist (it being understood that, notwithstanding any such rescission, the Notes Collateral Agent shall have the right and is authorized to issue an additional Activation Notice if a subsequent Event of Default shall have occurred or shall exist at any time thereafter). All funds deposited in the Depository Accounts shall immediately become subject to the security interest of the Notes Collateral Agent, for its own benefit and the ratable benefit of the other Secured Parties. The Notes Collateral Agent shall apply all funds received by it from the Depository Accounts to the satisfaction of the Convertible Notes Obligations in accordance with this Indenture. Notwithstanding the foregoing, any requirement in this Section 12.09(g) relating to a Depository Account shall not apply prior to the post-closing deadline for executing Control Agreements pursuant to Section 7 of the Fifteenth Amendment.

(h) Neither the Company nor any Guarantor will, without the Required Holders’ consent, compromise or adjust any material amount of the Receivables (or extend the time for payment thereof) or accept any material returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the Ordinary Course of Business of the Company or such Guarantor.

(i) All deposit accounts (including all Depository Accounts), securities accounts and investment accounts of the Company and each Guarantor and their Subsidiaries as of the Closing Date are set forth on Schedule 12.09(j) hereto. Neither the Company nor any Guarantor shall open any new deposit account, securities account or investment account (other than an Excluded Account) with a bank, depository institution or securities intermediary other than the Notes Collateral Agent unless (i) the Company or such Guarantor shall have provided written notice thereof to the Notes Collateral Agent and the Holders within five (5) Business Days and (ii) if required by the Required Holders, prior to the Company or any Guarantor depositing any funds or financial assets in such account, such bank, depository institution or securities intermediary, the Company or each applicable Guarantor and the Notes Collateral Agent shall enter into a Control Agreement in form and substance reasonably satisfactory to the Notes Collateral Agent and the Required Holders sufficient to give the Notes Collateral Agent “control” (for purposes of Articles 8 and 9 of the Uniform Commercial Code) over such account.

Section 12.10 Inventory. To the extent Inventory held for sale or lease has been produced by the Company or any Guarantor, it has been and will be produced by the Company or such Guarantor in all material respects in accordance with the Federal Fair Labor Standards Act of 1938, as amended, modified or supplemented, and all rules, regulations and orders thereunder.

Section 12.11 Maintenance of Equipment. The Company’s and the Guarantors’ Equipment shall be maintained in good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made. Neither the Company nor any Guarantor shall use or operate its Equipment in violation in any material respect of any law, statute, ordinance, code, rule or regulation.

Section 12.12 Exculpation of Liability. Nothing set forth herein shall be construed to constitute the Notes Collateral Agent, the Trustee or any Holder as the Company’s or any Guarantor’s agent for any purpose whatsoever, nor shall the Notes Collateral Agent, the Trustee or any Holder be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. None of the Notes Collateral Agent, the Trustee or any Holder, whether by anything herein or in any assignment or otherwise, assume any of the Company’s or any Guarantor’s obligations under any contract or agreement assigned to the Notes Collateral Agent, the Trustee or such Holder, and none of the Notes Collateral Agent, the Trustee or any Holder shall be responsible in any way for the performance by the Company or any Guarantor of any of the terms and conditions thereof.

92

Section 12.13 Financing Statements Exclusive. Except as respects the financing statements filed to perfect the Notes Collateral Agent’s Liens, the financing statements described on Schedule 1.01(B) hereto, and financing statements filed in connection with Permitted Encumbrances, no financing statement covering any of the Collateral or any proceeds thereof is or will be on file in any public office.

Section 12.14 Investment Property Collateral.

(a) The Company and each Guarantor has the right to transfer the Investment Property free of any Liens other than Permitted Encumbrances and will use commercially reasonable efforts to defend its title to the Investment Property against the contrary claims of all Persons. The Company and each Guarantor shall (i) ensure that each operating agreement, limited partnership agreement and any other similar agreement permits the Notes Collateral Agent’s Lien on the Equity Interests of wholly-owned Subsidiaries (other than Foreign Subsidiaries) arising thereunder, foreclosure of the Notes Collateral Agent’s Lien and admission of any transferee as a member, limited partner or other applicable equity holder thereunder and (ii) use commercially reasonable efforts to provide that each operating agreement, limited partnership agreement and any other similar agreement with respect to any other Person permits the Notes Collateral Agent’s Lien on the Investment Property of the Company or such Guarantor arising thereunder, foreclosure of the Notes Collateral Agent’s Lien and admission of any transferee as a member, limited partner or other applicable equity holder thereunder.

(b) The Company and each Guarantor shall, if the Investment Property includes securities or any other financial or other asset maintained in a securities account, cause the custodian with respect thereto to execute and deliver a notification and Control Agreement or other applicable agreement reasonably satisfactory to the Notes Collateral Agent and the Required Holders in order to perfect and protect the Notes Collateral Agent’s Lien in such Investment Property.

(c) Except as set forth in Article VI hereof, (i) the Company and the Guarantors will have the right to exercise all voting rights with respect to the Investment Property and (ii) the Company and the Guarantors will have the right to receive all cash dividends and distributions, interest and premiums declared and paid on the Investment Property to the extent otherwise permitted under this Indenture or under any of the Convertible Notes Documents. In the event any additional Equity Interests are issued to the Company or any Guarantor as a stock dividend or distribution or in lieu of interest on any of the Investment Property, as a result of any split of any of the Investment Property, by reclassification or otherwise, then any certificates evidencing any such additional shares will be delivered to the Notes Collateral Agent within fifteen (15) Business Days (or such later date as the Required Holders may agree) and such shares will be subject to this Indenture and a part of the Investment Property to the same extent as the original Investment Property.

Section 12.15 Provisions Regarding Certain Investment Property Collateral. The operating agreement or limited partnership agreement (as applicable) of any Subsidiary (other than a Foreign Subsidiary) of the Company or any Guarantor hereafter formed or acquired that is a limited liability company or a limited partnership, shall contain the following language (or language to the same effect): “Notwithstanding anything to the contrary set forth herein, no restriction upon any transfer of {membership interests} {partnership interests} set forth herein shall apply, in any way, to the pledge by any {member} {partner} of a security interest in and to its {membership interests} {partnership interests} to U.S. Bank Trust Company, National Association, as agent for certain noteholders, or its successors and assigns in such capacity (any such person, “Agent”), or to any foreclosure upon or subsequent disposition of such {membership interests} {partnership interests} by Agent. Any transferee or assignee with respect to such foreclosure or disposition shall automatically be admitted as a {member} {partner} of the Company and shall have all of the rights of the {member} {partner} that previously owned such {membership interests} {partnership interests}.”

Section 12.16 Notes Collateral Agent.

(a) The Company and each of the Holders by acceptance of the Notes hereby designates and appoints the Notes Collateral Agent as its agent under this Indenture, other Security Documents and the Intercreditor Agreement, and the Company and each of the Holders by acceptance of the Notes hereby irrevocably authorizes the

93

Notes Collateral Agent to take such action on its behalf under the provisions of this Indenture, other Security Documents and the Intercreditor Agreement and to exercise such powers and perform such duties as are expressly delegated to the Notes Collateral Agent by the terms of this Indenture, other Security Documents and the Intercreditor Agreement, and consents and agrees to the terms of the Intercreditor Agreement and each other Security Document, as the same may be in effect or may be amended, restated, supplemented or otherwise modified from time to time in accordance with their respective terms. The Notes Collateral Agent agrees to act as such on the express conditions contained in this Section 12.16. Each Holder agrees that any action taken by the Notes Collateral Agent in accordance with the provision of this Indenture, the Intercreditor Agreement and other Security Documents, and the exercise by the Notes Collateral Agent of any rights or remedies set forth herein and therein shall be authorized and binding upon all Holders. Notwithstanding any provision to the contrary contained elsewhere in this Indenture, other Security Documents and the Intercreditor Agreement, the duties of the Notes Collateral Agent shall be ministerial and administrative in nature, and the Notes Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein and in other Security Documents and the Intercreditor Agreement to which the Notes Collateral Agent is a party, nor shall the Notes Collateral Agent have or be deemed to have any trust or other fiduciary relationship with the Trustee, any Holder or any Guarantor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Indenture, other Security Documents and the Intercreditor Agreement or otherwise exist against the Notes Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Indenture with reference to the Notes Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) The Notes Collateral Agent may perform any of its duties under this Indenture, other Security Documents or the Intercreditor Agreement by or through receivers, agents, employees, attorneys-in-fact or with respect to any specified Person, such Person’s Affiliates, and the respective officers, directors, employees, agents, advisors and attorneys-in-fact of such Person and its Affiliates (a “Related Person”), and shall be entitled to advice of counsel concerning all matters pertaining to such duties, and shall be entitled to act upon, and shall be fully protected in taking action in reliance upon any advice or opinion given by legal counsel. The Notes Collateral Agent shall not be responsible for the negligence or misconduct of any receiver, agent, employee, attorney-in-fact or Related Person that it selects as long as such selection was made in good faith and with due care.

(c) None of the Notes Collateral Agent or any of its respective Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Indenture or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined in a final, non-appealable judgment of a court of competent jurisdiction) or under or in connection with any other Security Document or the Intercreditor Agreement or the transactions contemplated thereby (except for its own gross negligence or willful misconduct, as determined in a final, non-appealable judgment of a court of competent jurisdiction), or (ii) be responsible in any manner to any of the Trustee or any Holder for any recital, statement, representation, warranty, covenant or agreement made by the Company or any other Guarantor or Affiliate of any Guarantor, or any Officer or Related Person thereof, contained in this Indenture, other Security Documents or the Intercreditor Agreement, or in any certificate, report, statement or other document referred to or provided for in, or received by the Notes Collateral Agent under or in connection with, this Indenture, other Security Documents or the Intercreditor Agreement, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Indenture, other Security Documents or the Intercreditor Agreement, or for any failure of any Guarantor or any other party to this Indenture, other Security Documents or the Intercreditor Agreement to perform its obligations hereunder or thereunder. None of the Notes Collateral Agent or any of its respective Related Persons shall be under any obligation to the Trustee or any Holder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Indenture, other Security Documents or the Intercreditor Agreement or to inspect the properties, books, or records of any Guarantor or any Guarantor’s Affiliates.

(d) The Notes Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, certification, telephone message, statement, or other communication, document or conversation (including those by telephone or e-mail) believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including, without limitation, counsel to the Company or any other Guarantor), independent accountants and other experts and advisors selected by the Notes Collateral Agent. The Notes Collateral

94

Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, or other paper or document. The Notes Collateral Agent shall be fully justified in failing or refusing to take any action under this Indenture, other Security Documents or the Intercreditor Agreement unless it shall first receive such advice or concurrence of the Trustee or the Required Holders as it determines and, if it so requests, it shall first be indemnified to its reasonable satisfaction by the Holders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Notes Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Indenture, other Security Documents or the Intercreditor Agreement in accordance with a request, direction, instruction or consent of the Trustee or the Required Holders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Holders.

(e) The Notes Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless a responsible officer of the Notes Collateral Agent shall have received written notice from the Trustee or the Company referring to this Indenture, describing such Default or Event of Default and stating that such notice is a “notice of default.” The Notes Collateral Agent shall take such action with respect to such Default or Event of Default as may be requested by the Trustee in accordance with Article VI or the Required Holders (subject to this Section 12.16).

(f) The Notes Collateral Agent may resign at any time by notice to the Trustee and the Company, such resignation to be effective upon the acceptance of a successor agent to its appointment as Notes Collateral Agent. If the Notes Collateral Agent resigns under this Indenture, the Company shall appoint a successor collateral agent. If no successor collateral agent is appointed prior to the intended effective date of the resignation of the Notes Collateral Agent (as stated in the notice of resignation), the Trustee, at the direction of the Required Holders, may appoint a successor collateral agent, subject to the consent of the Company (which consent shall not be unreasonably withheld and which shall not be required during a continuing Event of Default). If no successor collateral agent is appointed and consented to by the Company pursuant to the preceding sentence within thirty (30) days after the intended effective date of resignation (as stated in the notice of resignation) the Notes Collateral Agent shall be entitled to petition a court of competent jurisdiction to appoint a successor. Upon the acceptance of its appointment as successor collateral agent hereunder, such successor collateral agent shall succeed to all the rights, powers and duties of the retiring Notes Collateral Agent, and the term “Notes Collateral Agent” means such successor collateral agent, and the retiring Notes Collateral Agent’s appointment, powers and duties as the Notes Collateral Agent shall be terminated. After the retiring Notes Collateral Agent’s resignation hereunder, the provisions of this Section 12.16 shall continue to inure to its benefit and the retiring Notes Collateral Agent shall not by reason of such resignation be deemed to be released from liability as to any actions taken or omitted to be taken by it while it was the Notes Collateral Agent under this Indenture.

(g) The Trustee shall initially act as Notes Collateral Agent and shall be authorized to appoint co-Notes Collateral Agents as necessary in its sole discretion. Except as otherwise explicitly provided herein or in other Security Documents or the Intercreditor Agreement, neither the Notes Collateral Agent nor any of its respective officers, directors, employees or agents or other Related Persons shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Notes Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Notes Collateral Agent nor any of its officers, directors, employees or agents shall be responsible for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

(h) The Notes Collateral Agent is authorized and directed to (i) enter into the Security Documents to which it is party, whether executed on or after the Closing Date, (ii) enter into the Intercreditor Agreement, including joinders and supplements thereto, whether executed on or after the Closing Date, (iii) make the representations of the Holders set forth in the Security Documents and Intercreditor Agreement, (iv) bind the Holders on the terms as set forth in the Security Documents and the Intercreditor Agreement and (v) perform and observe its obligations under the Security Documents and the Intercreditor Agreement.

(i) If at any time or times the Trustee shall receive (i) by payment, foreclosure, set-off or otherwise, any proceeds of Collateral or any payments with respect to the Convertible Notes Obligations arising under, or relating to, this Indenture, except for any such proceeds or payments received by the Trustee from the Notes Collateral Agent pursuant to the terms of this Indenture, or (ii) payments from the Notes Collateral Agent in excess of the amount

95

required to be paid to the Trustee pursuant to Article VI, the Trustee shall promptly turn the same over to the Notes Collateral Agent, in kind, and with such endorsements as may be required to negotiate the same to the Notes Collateral Agent, such proceeds to be applied by the Notes Collateral Agent pursuant to the terms of this Indenture, other Security Documents and the Intercreditor Agreement.

(j) The Notes Collateral Agent is each Holder’s agent for the purpose of perfecting the Holders’ security interest in assets which, in accordance with Article 9 of the Uniform Commercial Code can be perfected only by possession. Should the Trustee obtain possession of any such Collateral, upon request from the Company, the Trustee shall notify the Notes Collateral Agent thereof and promptly shall deliver such Collateral to the Notes Collateral Agent or otherwise deal with such Collateral in accordance with the Notes Collateral Agent’s instructions.

(k) The Notes Collateral Agent shall have no obligation whatsoever to the Trustee or any of the Holders to assure that the Collateral exists or is owned by any Guarantor or is cared for, protected, or insured or has been encumbered, or that the Notes Collateral Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, maintained or enforced or are entitled to any particular priority, or to determine whether all of the Guarantor’s property constituting Collateral intended to be subject to the Lien and security interest of the Security Documents has been properly and completely listed or delivered, as the case may be, or the genuineness, validity, marketability or sufficiency thereof or title thereto, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities, and powers granted or available to the Notes Collateral Agent pursuant to this Indenture, any other Security Document or the Intercreditor Agreement other than pursuant to the instructions of the Trustee or the Required Holders or as otherwise provided in the Security Documents.

(l) If the Company or any Guarantor (i) incurs any obligations in respect of junior priority obligations at any time when no junior lien intercreditor agreement with such obligation is in effect and (ii) delivers to the Notes Collateral Agent an Officer’s Certificate so stating and requesting the Notes Collateral Agent to enter into a junior lien intercreditor agreement in favor of a designated agent or representative for the holders of the junior priority obligations so incurred, the Notes Collateral Agent shall (and is hereby authorized and directed to) enter into such intercreditor agreement (at the sole expense and cost of the Company, including legal fees and expenses of the Notes Collateral Agent), bind the Holders on the terms set forth therein and perform and observe its obligations thereunder; provided that neither an Officer’s Certificate nor an Opinion of Counsel shall be required pursuant to this Section 12.16(l) in connection with such junior lien intercreditor agreement to be entered into.

(m) No provision of this Indenture, the Intercreditor Agreement or any other Security Document shall require the Notes Collateral Agent (or the Trustee) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder or to take or omit to take any action hereunder or thereunder or take any action at the request or direction of Holders (or the Trustee in the case of the Notes Collateral Agent) unless it shall have received indemnity reasonably satisfactory to the Notes Collateral Agent and the Trustee against potential costs and liabilities incurred by the Notes Collateral Agent relating thereto. Notwithstanding anything to the contrary contained in this Indenture, the Intercreditor Agreement or other Security Documents, in the event the Notes Collateral Agent is entitled or required to commence an action to foreclose or otherwise exercise its remedies to acquire control or possession of the Collateral, the Notes Collateral Agent shall not be required to commence any such action or exercise any remedy or to inspect or conduct any studies of any property under the mortgages or take any such other action if the Notes Collateral Agent has determined that the Notes Collateral Agent may incur personal liability as a result of the presence at, or release on or from, the Collateral or such property, of any hazardous substances. The Notes Collateral Agent shall at any time be entitled to cease taking any action described in this clause if it no longer reasonably deems any indemnity, security or undertaking from the Company or the Holders to be sufficient.

(n) The Notes Collateral Agent (i) shall not be liable for any action taken or omitted to be taken by it in connection with this Indenture, the Intercreditor Agreement and other Security Documents or instrument referred to herein or therein, except to the extent that any of the foregoing are found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from its own gross negligence or willful misconduct, (ii) shall not be liable for interest on any money received by it except as the Notes Collateral Agent may agree in writing with the Company (and money held in trust by the Notes Collateral Agent need not be segregated from other funds except to the extent required by law) and (iii) may consult with counsel of its selection and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it in good faith and in accordance with the advice or opinion of such counsel. The grant of permissive rights or powers to the Notes Collateral Agent shall not be construed to impose duties to act.

96

(o) Neither the Notes Collateral Agent nor the Trustee shall be liable for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, pandemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. Neither the Notes Collateral Agent nor the Trustee shall be liable for any indirect, special, punitive, incidental or consequential damages (included but not limited to lost profits) whatsoever, even if it has been informed of the likelihood thereof and regardless of the form of action.

(p) The Notes Collateral Agent does not assume any responsibility for any failure or delay in performance or any breach by the Company or any other Guarantor under this Indenture, the Intercreditor Agreement and other Security Documents. The Notes Collateral Agent shall not be responsible to the Holders or any other Person for any recitals, statements, information, representations or warranties contained in this Indenture, other Security Documents, the Intercreditor Agreement or in any certificate, report, statement, or other document referred to or provided for in, or received by the Notes Collateral Agent under or in connection with, this Indenture, the Intercreditor Agreement or any other Security Document; the execution, validity, genuineness, effectiveness or enforceability of the Intercreditor Agreement and any other Security Documents of any other party thereto; the genuineness, enforceability, collectability, value, sufficiency, location or existence of any Collateral, or the validity, effectiveness, enforceability, sufficiency, extent, perfection or priority of any Lien therein; the validity, enforceability or collectability of any Obligations; the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any obligor; or for any failure of any obligor to perform its obligations under this Indenture, the Intercreditor Agreement and other Security Documents. The Notes Collateral Agent shall have no obligation to any Holder or any other Person to ascertain or inquire into the existence of any Default or Event of Default, the observance or performance by any obligor of any terms of this Indenture, the Intercreditor Agreement and other Security Documents, or the satisfaction of any conditions precedent contained in this Indenture, the Intercreditor Agreement and any other Security Documents. The Notes Collateral Agent shall not be required to initiate or conduct any litigation or collection or other proceeding under this Indenture, the Intercreditor Agreement and other Security Documents unless expressly set forth hereunder or thereunder. The Notes Collateral Agent shall have the right at any time to seek instructions from the Holders with respect to the administration of this Indenture, other Security Documents and the Intercreditor Agreement.

(q) The parties hereto and the Holders hereby agree and acknowledge that neither the Notes Collateral Agent nor the Trustee shall assume, be responsible for or otherwise be obligated for any liabilities, claims, causes of action, suits, losses, allegations, requests, demands, penalties, fines, settlements, damages (including foreseeable and unforeseeable), judgments, expenses and costs (including but not limited to, any remediation, corrective action, response, removal or remedial action, or investigation, operations and maintenance or monitoring costs, for personal injury or property damages, real or personal) of any kind whatsoever, pursuant to any environmental law as a result of this Indenture, the Intercreditor Agreement, other Security Documents or any actions taken pursuant hereto or thereto. Further, the parties hereto and the Holders hereby agree and acknowledge that in the exercise of its rights under this Indenture, the Intercreditor Agreement and other Security Documents, the Notes Collateral Agent may hold or obtain indicia of ownership primarily to protect the security interest of the Notes Collateral Agent in the Collateral and that any such actions taken by the Notes Collateral Agent shall not be construed as or otherwise constitute any participation in the management of such Collateral. In the event that the Notes Collateral Agent or the Trustee is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Notes Collateral Agent or the Trustee’s sole discretion may cause the Notes Collateral Agent or the Trustee to be considered an “owner or operator” under the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. §9601, et seq., or otherwise cause the Notes Collateral Agent or the Trustee to incur liability under CERCLA or any other federal, state or local law, the Notes Collateral Agent and the Trustee reserves the right, instead of taking such action, to either resign as the Notes Collateral Agent or the Trustee or arrange for the transfer of the title or control of the asset to a court-appointed receiver. Neither the Notes Collateral Agent nor the Trustee shall be liable to the Company, the Guarantors or any other Person for any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Notes Collateral Agent or the Trustee’s actions and conduct as authorized, empowered and directed hereunder or relating to the discharge, release or threatened release of

97

hazardous materials into the environment. If at any time it is necessary or advisable for property to be possessed, owned, operated or managed by any Person (including the Notes Collateral Agent or the Trustee) other than the Company or the Guarantors, the Required Holders shall direct the Notes Collateral Agent or the Trustee to appoint an appropriately qualified Person (excluding the Notes Collateral Agent or the Trustee) who they shall designate to possess, own, operate or manage, as the case may be, the property.

(r) Upon the receipt by the Notes Collateral Agent of a written request of the Company signed by an Officer (a “Security Document Order”), the Notes Collateral Agent is hereby authorized to execute and enter into, and shall execute and enter into, without the further consent of any Holder or the Trustee, any Security Document, Intercreditor Agreement or amendment or supplement thereto, to be executed after the Closing Date. Such Security Document Order shall (i) state that it is being delivered to the Notes Collateral Agent pursuant to, and is a Security Document Order referred to in, this Section 12.16(r), and (ii) instruct the Notes Collateral Agent to execute and enter into such Security Document, Intercreditor Agreement or amendment or supplement thereto. Any such execution of a Security Document or amendment or supplement thereto shall be at the direction and expense of the Company, upon delivery to the Notes Collateral Agent of an Officer’s Certificate stating that all conditions precedent to the execution and delivery of the Security Document, Intercreditor Agreement or amendment or supplement thereto have been satisfied. The Holders, by their acceptance of the Notes, hereby authorize and direct the Notes Collateral Agent to execute such Security Documents, Intercreditor Agreement or amendment or supplement thereto.

(s) Subject to the provisions of the applicable Security Documents and the Intercreditor Agreement, each Holder, by acceptance of the Notes, agrees that the Notes Collateral Agent shall execute and deliver the Intercreditor Agreement and the Security Documents to which it is a party and all agreements, documents and instruments incidental thereto, and act in accordance with the terms thereof. For the avoidance of doubt, the Notes Collateral Agent shall have no discretion under this Indenture, the Intercreditor Agreement or other Security Documents and shall not be required to make or give any determination, consent, approval, request or direction without the written direction of the Required Holders or the Trustee, as applicable.

(t) After the occurrence and continuance of an Event of Default, the Trustee, acting at the direction of the Required Holders, may direct the Notes Collateral Agent in connection with any action required or permitted by this Indenture, other Security Documents or the Intercreditor Agreement.

(u) The Notes Collateral Agent is authorized to receive any funds for the benefit of itself, the Trustee and the Holders distributed under the Security Documents or the Intercreditor Agreement and to the extent not prohibited under the Intercreditor Agreement, for turnover to the Trustee to make further distributions of such funds to itself, the Trustee and the Holders in accordance with the provisions of this Indenture.

(v) In each case that the Notes Collateral Agent may or is required hereunder or under any other Security Document or the Intercreditor Agreement to take any action (an “Action”), including without limitation to make any determination, to give consents, to exercise rights, powers or remedies, to release or sell Collateral or otherwise to act hereunder or under any other Security Document or the Intercreditor Agreement, the Notes Collateral Agent may seek direction from the Required Holders. The Notes Collateral Agent shall not be liable with respect to any Action taken or omitted to be taken by it in accordance with the direction from the Required Holders. If the Notes Collateral Agent shall request direction from the Required Holders with respect to any Action, the Notes Collateral Agent shall be entitled to refrain from such Action unless and until the Notes Collateral Agent shall have received direction from the Required Holders, and the Notes Collateral Agent shall not incur liability to any Person by reason of so refraining.

(w) Notwithstanding anything to the contrary in this Indenture or in any other Security Document or the Intercreditor Agreement, in no event shall the Notes Collateral Agent or the Trustee be responsible for, or have any duty or obligation with respect to, the recording, filing, registering, perfection, protection or maintenance of the security interests or Liens intended to be created by this Indenture, other Security Documents or the Intercreditor Agreement (including without limitation the filing or continuation of any UCC financing or continuation statements or similar documents or instruments), nor shall the Notes Collateral Agent or the Trustee be responsible for, and neither the Notes Collateral Agent nor the Trustee makes any representation regarding, the validity, effectiveness or priority of any of the Security Documents or the security interests or Liens intended to be created thereby.

(x) Before the Notes Collateral Agent acts or refrains from acting in each case at the request or direction of the Company or the Guarantors, it may require an Officer’s Certificate, which shall conform to the provisions of

98

this Section 12.16 and Sections 14.03 and 14.04; provided that no Officer’s Certificate shall be required in connection with the Security Documents or the Intercreditor Agreement to be entered into by (or otherwise joined by, as applicable) the Notes Collateral Agent on the Closing Date. The Notes Collateral Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate.

(y) Notwithstanding anything to the contrary contained herein, the Notes Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary power, except discretionary rights and powers expressly contemplated by the Security Documents and the Intercreditor Agreement, and shall solely act pursuant to the instructions of the Holders and the Trustee solely with respect to the Security Documents, the Intercreditor Agreement and the Collateral.

(z) The rights, privileges, benefits, immunities, indemnities and other protections given to the Trustee are extended to, and shall be enforceable by, the Notes Collateral Agent as if the Notes Collateral Agent were named as the Trustee herein and in other Security Documents and Intercreditor Agreement were named as this Indenture herein.

(aa) [Reserved].

(bb) The Notes Collateral Agent is authorized and directed to (i) enter into the Intercreditor Agreement, including any amendments, supplements or joinders thereto, (ii) make the representations of the Holders set forth in the Intercreditor Agreement, (iii) bind the Holders on the terms as set forth in the Intercreditor Agreement and (iv) perform and observe its obligations under the Intercreditor Agreement, in each case without the further consent of any Holder or the Trustee.

Section 12.17 Subordination of Liens; Intercreditor Agreement.

(a) Subject to clause (c) below and the provision of the Intercreditor Agreement, notwithstanding anything to the contrary in this Indenture, the Notes, the Guarantees, other Security Documents or any other Convertible Notes Document, the Liens securing the Convertible Notes Obligations shall be subject and subordinate in all respects to the Liens securing the Senior Priority Obligations with respect to the OC III Priority Collateral, and shall rank pari passu with the Liens securing the Convertible Notes Obligations with respect to the Term Pari Collateral, in each case as and to the extent set forth in the Intercreditor Agreement.

(b) Each Holder, the Trustee and the Notes Collateral Agent, by their acceptance of the Notes, expressly agree to be bound by the terms of the Intercreditor Agreement, including any amendments, supplements or joinders thereto made in accordance with its terms.

(c) Notwithstanding anything to the contrary in this Indenture, the Notes, the Guarantees, other Security Documents or any other Convertible Notes Document, the liens and security interests securing the obligations as evidenced hereby are subject to the provisions of the Second Amended and Restated Intercreditor Agreement, dated as of September 23, 2025 (as amended or modified from time to time), by and among Alter Domus (US) LLC, as Term Loan Agent, the Trustee and the and Collateral Agent. In the event of any conflict between the terms of the Intercreditor Agreement with this Indenture or any other Convertible Notes Document, the terms of the Intercreditor Agreement shall govern and control.

Section 12.18 Representations, Warranties and Covenants Regarding the Pledged Collateral

Each Guarantor hereby represents and warrants to, and covenants with, the Trustee and the Notes Collateral Agent that:

(a) except as pledged or permitted herein, such Guarantor has not sold, assigned, transferred, pledged or granted any option or security interest in or otherwise hypothecated the Pledged Collateral in any manner whatsoever and the Pledged Collateral is pledged herewith free and clear of any and all Liens other than Permitted Encumbrances;

(b) such Guarantor has the full power and authority to execute, deliver, and perform under this Indenture and to pledge the Pledged Collateral hereunder;

99

(c) the pledge of the Pledged Collateral referred to herein is not in violation of and shall not (i) create any default under any Organizational Document, agreement, undertaking, or obligation of such Guarantor or (ii) conflict with or violate any material provision of any Applicable Law or any judgment, order, or decree of any Governmental Body binding upon such Guarantor;

(d) the Pledged Collateral has been duly and validly authorized and issued by each issuer thereof and such Pledged Collateral is fully paid for and non-assessable, and as to all Pledged Collateral consisting of limited liability company or partnership interests, except as indicated on Schedule 1.01(D) attached hereto, and, with respect to any Pledged Collateral held in a securities account (except to the extent the applicable Guarantor has complied with the terms of Section 12.14(b) with respect thereto), such Pledged Collateral: (i) is and shall not be dealt in or traded on securities exchanges or in securities markets, (ii) does not and shall not constitute investment company securities, and (iii) is not and shall not be held by such Guarantor in a securities account;

(e) such Guarantor is pledging hereunder all of such Guarantor right, title, interest and ownership in the Equity Interests described on Schedule 1.01(D) attached hereto;

(f) simultaneously upon execution and delivery hereof and subject to the Intercreditor Agreement, such Guarantor shall deliver to the Notes Collateral Agent all certificates representing or evidencing the Pledged Collateral in the Persons listed on Schedule 1.01(D) hereto, accompanied by duly executed instruments of transfer or assignments in blank, to be held by Notes Collateral Agent in accordance with the terms hereof;

(g) such Guarantor hereby confirms that the Notes Collateral Agent (or its designee) is authorized to file all UCC-1 financing statements, continuation statements, or amendments thereto, as the Notes Collateral Agent (acting at the instructions of Required Holders) may reasonably request, in order to perfect and preserve any security interest granted or purported to be granted hereunder; it being understood and agreed that the foregoing authorization shall not relieve each Guarantor of its obligation under this Indenture to make such filings;

(h) there are no restrictions upon the voting rights associated with, or the transfer of, any of the Pledged Collateral, except as provided by applicable federal and state laws, the terms of the Organizational Documents of the respective issuers and the Other Documents;

(i) with respect to any Pledged Collateral that is issued by an entity that is not a corporation (a “Non-Corporate Issuer”), either (x) such Non-Corporate Issuer has not “opted-in” to Article 8 of the UCC with respect to the Equity Interests issued by it or any other part of the Pledged Collateral by providing in any of its certificate or articles of organization, partnership agreement, operating agreement, limited liability company agreement or any other entity governance document or any other document governing or evidencing the Equity Interests issued by it or any other part of the Pledged Collateral that the Equity Interests issued by it or any other part of the Pledged Collateral shall be “securities” as governed by and defined in Article 8 of the UCC, or (y) such Non-Corporate Issuer has “opted-in” to Article 8 of the UCC and has provided that its Equity Interests shall be certificated, and such Guarantor shall indicate such on Schedule I attached hereto and, subject to the terms of the Intercreditor Agreement, deliver to the Notes Collateral Agent all certificates evidencing the Equity Interests issued by such Non-Corporate Issuer, together with an original executed instrument of transfer endorsed in blank, simultaneously upon execution and delivery of this Indenture in accordance with clause (f) above (or, with respect to any such Equity Interests acquired after the date hereof, in accordance with the time period specified in Section 12 hereof);

(j) (x) in the event that (i) any reclassification, readjustment or other change is made or declared in the capital structure of any entity listed on Schedule 1.01(D) attached hereto or (ii) any Guarantor acquires or in any other manner receives additional Equity Interests, or any option included within the Pledged Collateral is exercised, in each case after the date hereof, the applicable Guarantor shall promptly, and in any event within fifteen (15) Business Days (or such later date as Required Holders shall agree to) after such Equity Interests are acquired or received, subject to the terms of the Intercreditor Agreement, deliver to the Notes Collateral Agent a duly executed supplement to Schedule 1.01(D) (in form and substance reasonably acceptable to Agent and the Required Holders) identifying such new, substituted, or additional Equity Interests, along with all certificates, if any, evidencing such new, substituted, or additional Equity Interests, together with an original executed instrument of transfer endorsed in blank to be held by such Guarantor under the terms hereof in the same manner as the Pledged Collateral originally pledged hereunder; provided, however, that with respect to any entity listed on Schedule 1.01(D) attached hereto that is a Foreign Subsidiary of the applicable Guarantor, the Pledged Collateral shall include only Subsidiary Stock; and (y) if any

100

Guarantor acquires any Equity Interests in any Person that has elected to provide that its Equity Interests are securities governed by Article 8 of the UCC, such Guarantor agrees that, promptly after such acquisition, such Guarantor shall amend, or cause to be amended, the corporate documents of such Person to remove such election unless such Equity Interests are certificated and, subject to the terms of the Intercreditor Agreement, delivered to Notes Collateral Agent together with an original executed instrument of transfer endorsed in blank, promptly, and in any event within fifteen (15) Business Days (or such later date as Required Holders shall agree to) after such new Equity Interests are acquired; distributions on account of Pledged Collateral may be paid to or retained by any Guarantor except as otherwise provided hereby; and

(k) such Guarantor shall not permit any Non- Corporate Issuer that has not, as of the date hereof, “opted-in” to Article 8 of the UCC to either (a) adopt any amendments or modifications to any of its certificate or articles of organization, partnership agreement, operating agreement or any other entity governance document or any other document governing or evidencing the membership interests or equity interests issued by such Non-Corporate Issuer (or any other part of the Pledged Collateral related thereto) to provide that such membership interests or equity interest (or any other part of the Pledged Collateral related thereto) shall be “securities” as governed by and defined in Article 8 of the UCC, unless such Equity Interests are certificated and, subject to the terms of the Intercreditor Agreement, delivered to the Notes Collateral Agent, together with an original executed instrument of transfer endorsed in blank, simultaneously upon the adoption of such amendment or modification referred to in this clause (a), or (b) issue any certificates to evidence the membership interests or other Equity Interests issued by any such Non-Corporate Issuer (or any other part of the Pledged Collateral related thereto), unless, subject to the terms of the Intercreditor Agreement, such certificates are delivered to Notes Collateral Agent together with an original executed instrument of transfer endorsed in blank, simultaneously upon the issuance thereof.

Section 12.19 Exercise of Pledged Collateral Rights prior to an Event of Default. So long as no Event of Default has occurred and is continuing under the Indenture, and, until either the Trustee or the Notes Collateral Agent notifies the Guarantors in writing of its intent to exercise its rights and remedies hereunder, the Guarantors shall retain the sole right to vote the Pledged Collateral and exercise all rights of ownership with respect to all corporate, limited liability company, or limited partnership questions for all purposes not inconsistent with the terms hereof. For so long as any Guarantor shall have the right to vote the Pledged Collateral owned by it, such Guarantor covenants and agrees that it will not, without the prior written consent of Notes Collateral Agent, vote or take any consensual action with respect to such Pledged Collateral which would violate any provision of the Indenture or the Other Documents or be materially adversely affect the rights of Guarantor, the other Secured Parties or the value of such Pledged Collateral.

ARTICLE XIII INFORMATION AND STATEMENTS

Each Company Group Obligor shall, and shall cause each of its Subsidiaries to, until the Payment in Full of the Convertible Notes Obligations:

Section 13.01 Holder Calls. If requested by the Required Holders, participate in quarterly conference calls with the Holders, such calls to be held at such time as may be agreed to by the Company and the Required Holders.

Section 13.02 Reports.

(a) Promptly following the request of the Required Holders, deliver to the Holders such other schedules, documents, reports and/or information regarding the Collateral or the financial condition of the Company Group Obligors and their Subsidiaries as the Required Holders may reasonably request.

(b) The Trustee and Notes Collateral Agent (in each case, acting at the request of the Required Holders) shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under this Section 13.02 (other than Section 13.02(b)) are to be in form reasonably satisfactory to the Required Holders and, if applicable, executed by each Company Group Obligor and delivered to the Holders from time to time solely for the Holders’ convenience in maintaining records of the Collateral, and any Company Group Obligor’s failure to deliver any of such items to the Holders shall not affect, terminate, modify or otherwise limit the

101

Notes Collateral Agent’s Lien with respect to the Collateral. Unless otherwise agreed to by the Required Holders, the items to be provided under this Section 13.02 shall be delivered to the Holders by the specific method of Approved Electronic Communication designated by the Required Holders.

Section 13.03 Environmental Reports.

(a) To the extent any Company Group Obligor is not in material compliance with applicable Environmental Laws, such Company Group Obligor shall furnish the Holders, concurrently with the delivery of the financial statements referred to in Section 13.06, with a certificate signed by an officer of the Company setting forth with specificity all areas of non-compliance and the proposed action such Company Group Obligor will implement in order to achieve full compliance.

(b) In the event any Company Group Obligor receives notice of any Release or threat of Release of a reportable quantity of any Hazardous Materials at any of the Real Property owned or leased by any Company Group Obligor (any such event being hereinafter referred to as a “Hazardous Discharge”) or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at any such Real Property, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of Environmental Laws affecting such Real Property or any Company Group Obligor’s interest therein or the operations or the business (any of the foregoing is referred to herein as an “Environmental Complaint”) from any Person, including any Governmental Body, then the Company shall, within five Business Days after such receipt, give written notice of same to the Trustee, the Notes Collateral and the Holders detailing facts and circumstances of which any Company Group Obligor is aware giving rise to the Hazardous Discharge or Environmental Complaint. Such information is to be provided to allow Agent to protect its security interest in and Lien on the Collateral and is not intended to create nor shall it create any obligation upon Agent or any Holder with respect thereto.

(c) The Company shall, concurrently with the delivery of the monthly financial statements required to be delivered to Holders pursuant to Section 13.08 with respect to the period in which such copies, notification or demand letter are received, forward to the Trustee, the Notes Collateral Agent and the Holders copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Materials at any other site owned, operated or used by any Company Group Obligor to manage of Hazardous Materials and shall continue to forward to the Trustee, the Notes Collateral Agent and the Holders, concurrently with the delivery of the monthly financial statements required to be delivered to the Trustee and the Holders pursuant to Section 13.08 with respect to the period in which such correspondence is received, copies of all material correspondence received by any Company Group Obligor from any Governmental Body regarding such claims until the claim is settled. The Company shall promptly forward to Agent and Holders copies of all documents and reports concerning a Hazardous Discharge or Environmental Complaint at any Real Property owned or leased by any Company Group Obligor, operations or business that any Company Group Obligor is required to file under any Environmental Laws, in each case concurrently with the delivery of the monthly financial statements required to be delivered to Holders pursuant to Section 13.08 with respect to the period in which such filing occurred. Such information is to be provided solely to allow the Notes Collateral Agent to protect the Notes Collateral Agent’s security interest in and Lien on the Collateral.

Section 13.04 Litigation. Notify the Trustee, the Notes Collateral Agent and the Holders in writing of any claim, litigation, suit or administrative proceeding affecting any Company Group Obligor, whether or not the claim is covered by insurance, if the amount of damages claimed is in excess of $1,000,000 or if such claim, litigation, suit or proceeding could reasonably be expected to have a Material Adverse Effect, in each case, concurrently with the delivery of the monthly financial statements pursuant to Section 13.08 with respect to the period in which any Company Group Obligor becomes aware of such claim, litigation, suit or administrative proceeding.

Section 13.05 Material Occurrences. (a) Promptly, but in any event within one Business Day after such Company Group Obligor has knowledge thereof, notify the Trustee, Notes Collateral Agent and Holders in writing upon the occurrence of any Default or Event of Default; and (b) promptly, but in any event within 15 Business Days after such Company Group Obligor has knowledge thereof, notify the Trustee, the Notes Collateral Agent and the Holders in writing upon the occurrence of: (i) any default by any Company Group Obligor which might result in the acceleration of the maturity of any Material Indebtedness, including the names and addresses of the holders of such

102

Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; (ii) any matter materially affecting the value, enforceability or collectability of any material portion of the Collateral; and (iii) other development in the business or affairs of any Company Group Obligor which could reasonably be expected to have a Material Adverse Effect; and (c) promptly, but in any event not later than concurrently with the delivery of the monthly financial statements required to be delivered to Holders pursuant to Section 13.08 with respect to the period in which such Company Group Obligor has knowledge thereof, notify the Trustee, Notes Collateral Agent and Holders in writing upon the occurrence of: (i) any funding deficiency which, if not corrected as provided in Section 4971 of the Code, could subject any Company Group Obligor or any member of the Controlled Group to a tax imposed by Section 4971 of the Code if such tax could reasonably be expected to result in a Material Adverse Effect; (ii) the receipt by any Company Group Obligor of any notice from any Material Customer of its intent to either (x) terminate its relationship directly or indirectly with a Company Group Obligor, or (y) materially and adversely modify any Material Contract involving such Company Group Obligor; (iii) any material and adverse change in the relationship or arrangements within the LTO Consortium; (iv) any investigation, hearing, proceeding or other inquest by any Governmental Body into any Company Group Obligor, or to the knowledge of the Company, any Affiliate of any Company Group Obligor with respect to Anti-Terrorism Laws; and (v) any lapse or other termination of any Consent issued to any Company Group Obligor by any Governmental Body or any other Person that is material to the operation of any Company Group Obligor’s business or any refusal by any Governmental Body or any other Person to renew or extend any such Consent to the extent any such refusal could reasonably be expected to have a Material Adverse Effect; and in each case as to clauses (a), (b) and (c) of this Section 13.05, describing the nature thereof and the action the Company Group Obligors propose to take with respect thereto.

Section 13.06 Annual Financial Statements. Furnish the Holders for each fiscal year, within 90 days after the end of each fiscal year, audited financial statements of the Company and its Subsidiaries, on a consolidated basis (which shall consist of a balance sheet and statements of income, stockholders’ equity and cash flow), from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP in all material respects, and in reasonable detail and audited by independent certified public accountants reasonably acceptable to the Required Holders (the “Accountants”) and certified without qualification; provided, that the foregoing is subject to the proviso set forth in Section 4.09. The reports described in this Section shall be accompanied by a Compliance Certificate.

Section 13.07 Quarterly Financial Statements. Furnish the Holders within (i) 45 days after the end of each fiscal quarter of each fiscal year (commencing with the first fiscal quarter ending after the Closing Date), (a) an unaudited balance sheet of the Company and its Subsidiaries, on a consolidated and consolidating basis, and unaudited statements of income, stockholders’ equity and cash flow of the Company and its Subsidiaries, on a consolidated and consolidating basis, reflecting results of operations from the beginning of the fiscal year to the end of such fiscal quarter and for such fiscal quarter, all prepared in accordance with GAAP in all material respects, subject to normal and year-end adjustments that individually and in the aggregate are not material to the business operations of the Company and its Subsidiaries and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year and (b) a written statement of management of the Company setting forth a discussion of the financial condition, changes in financial condition and results of operations of the Company and its Subsidiaries, and (ii) five Business Days after the end of the fiscal quarter ended September 30, 2025, an unaudited balance sheet and unaudited statement of income of the Company and its Subsidiaries, on a consolidated and consolidating basis, for such fiscal quarter, all prepared in accordance with GAAP in all material respects, subject to normal and year-end adjustments that individually and in the aggregate are not material to the business operations of the Company and its Subsidiaries; provided, that each of the foregoing is subject to the proviso set forth in Section 4.09. The reports described in clause (i) of this Section shall be accompanied by a Compliance Certificate.

Section 13.08 Monthly Financial Statements. Furnish to Trustee and the Holders within 30 days after the end of each month (or within forty-five (45) days after the end of the months of March, June, September and December), an unaudited balance sheet of the Company and its Subsidiaries, on a consolidated and consolidating basis, and unaudited statements of income and cash flow of the Company and its Subsidiaries, on a consolidated and consolidating basis, reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, all (other than the statements of cash flow) prepared in accordance with GAAP in all material respects, subject to normal and year-end adjustments that individually and in the aggregate are not material to the business

103

operations of the Company and its Subsidiaries and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year; provided, that the foregoing is subject to the proviso set forth in Section 4.09. The reports described in this Section shall be accompanied by a Compliance Certificate.

Section 13.09 Other Reports. Furnish Holders, (a) if and when filed by the Company, all Form 10-Q quarterly reports, Form 10-K annual reports, Form 8-K current reports and any other reports filed by the Company with the SEC, and (b) copies of any reports or other information provided by the Company to its shareholders generally. Any report to be furnished pursuant to this Section 13.09 shall be deemed to have been furnished on the date on which the Company has filed such report with the SEC and is available on the EDGAR website on the Internet at www.sec.gov or any successor government website that is freely and readily available to the Trustee and the Holders without charge; provided that, notwithstanding the foregoing, the Company shall deliver to the Trustee or any Holder who requests paper or electronic copies of any such report to be furnished pursuant to this Section 13.09 if the Trustee or such Holder requests that the Company furnish such paper or electronic copies until written notice to cease delivering such paper or electronic copies is given by the Trustee or such Holder to the Company.

Section 13.10 Additional Information. Furnish the Trustee and the Holders with such additional information as the Required Holders shall reasonably request in order to enable the Trustee and the Holders to determine whether the terms, covenants, provisions and conditions of this Indenture and the Other Documents have been complied with by the Company Group Obligors including, without the necessity of any request by the Trustee or the Holders, (a) copies of all environmental audits and reviews, (b) at least five days prior thereto, (i) notice of the Company’s opening of a new chief executive office, or (ii) notice of the Company’s closing of its chief executive office, and (c) concurrently with the delivery of the monthly financial statements required to be delivered to the Trustee and the Holders pursuant to Section 13.08 with respect to the period in which such Company Group Obligor (i) opens any new office or place of business (other than its chief executive office), notice of such opening, (ii) closes any existing office or place of business (other than its chief executive office), notice of such closing, and (iii) learns of the occurrence thereof, notice of any labor dispute to which any Company Group Obligor may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any collective bargaining contract to which any Company Group Obligor is a party or by which any Company Group Obligor is bound and which could reasonably be expected to have a Material Adverse Effect.

Section 13.11 Projected Operating Budget. Furnish the Trustee and the Holders, no later than 45 days after the beginning of each fiscal year (commencing with fiscal year ending on March 31, 202), quarter by quarter projections (including an operating budget) and cash flow of the Company and its Subsidiaries, on a consolidated basis, for such fiscal year (including an income statement for each fiscal quarter and a balance sheet as at the end of each fiscal quarter), and year by year projections (including an operating budget) and cash flow of the Company and its Subsidiaries, on a consolidated basis, for the forthcoming three fiscal years, such projections to be accompanied by a certificate signed by the President or a Financial Officer of the Company to the effect that such projections represent the good faith estimate of the Company, on the date such projections are delivered, of the future performance the Company and its Subsidiaries for the periods covered thereby based upon assumptions believed by the Company to be reasonable at the time of the delivery thereof to Holders; provided, that the foregoing is subject to the proviso set forth in Section 4.09. The form and scope of the projections required to be delivered to Holders described in this Section shall be reasonably acceptable to the Required Holders and shall be reviewed by the Chief Executive Officer or a Financial Officer of the Company and based on underlying assumptions which such officer believed to be reasonable on the date such projections were delivered (it being understood that any such forecasts and such projections are not to be viewed as facts, are subject to uncertainties and contingencies, many of which are beyond the Company’s control, that no assurance can be given that any particular projections will be realized, that actual results may differ and that such differences may be material).

Section 13.12 Variances from Operating Budget. Furnish the Trustee and the Holders, concurrently with the delivery of the financial statements referred to in Section 13.08, a written report summarizing all material variances from budgets submitted by the Company Group Obligors pursuant to Section 13.11 and a discussion and analysis by management with respect to such variances.

Section 13.13 ERISA Notices and Requests. Promptly, but in any event within five Business Days thereafter after any Company Group Obligor has knowledge thereof, furnish the Trustee and Holders with written

104

notice in the event that any of the following, together with any other such events or conditions, could reasonably be expected to have a Material Adverse Effect: (i) any Company Group Obligor or any member of the Controlled Group knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which such Company Group Obligor or any member of the Controlled Group has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC with respect thereto, (ii) any Company Group Obligor or any member of the Controlled Group knows or has reason to know that a prohibited transaction (as defined in Section 406 of ERISA or 4975 of the Code) has occurred together with a written statement describing such transaction and the action which such Company Group Obligor or any member of the Controlled Group has taken, is taking or proposes to take with respect thereto, (iii) a funding waiver request has been filed with respect to any Pension Benefit Plan together with all communications received by any Company Group Obligor or any member of the Controlled Group with respect to such request, (iv) any increase in the benefits of any existing Pension Benefit Plan or Multiemployer Plan or the establishment of any new Pension Benefit Plan or Multiemployer Plan or the commencement of contributions to any Pension Benefit Plan or Multiemployer Plan to which any Company Group Obligor or any member of the Controlled Group was not previously contributing shall occur, (v) any Company Group Obligor or any member of the Controlled Group shall receive from the PBGC a notice of intention to terminate a Pension Benefit Plan or to have a trustee appointed to administer a Pension Benefit Plan, together with copies of each such notice, (vi) any Company Group Obligor or any member of the Controlled Group shall receive any unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Code, together with copies of each such letter; (vii) any Company Group Obligor or any member of the Controlled Group shall receive a notice regarding the anticipated imposition of withdrawal liability, together with copies of each such notice; (viii) any Company Group Obligor or any member of the Controlled Group shall fail to make a required installment under a Pension Benefit Plan or Multiemployer Plan or any other required payment under the Code or ERISA on or before the due date for such installment or payment; or (ix) any Company Group Obligor or any member of the Controlled Group knows that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan or (d) a Multiemployer Plan is subject to Section 432 of the Code or Section 305 of ERISA.

Section 13.14 Additional Documents. Execute and deliver to the Trustee, Notes Collateral Agent and Holders, upon request, such documents and agreements as the Trustee, Notes Collateral Agent or any Holder may, from time to time, reasonably request to carry out the terms or conditions of this Indenture.

Section 13.15 Financial Disclosure. Each Company Group Obligor hereby irrevocably authorizes and directs all accountants and auditors employed by such Company Group Obligor to exhibit and deliver to the Trustee, the Notes Collateral Agent and each Holder copies of any of such Company Group Obligor’s financial statements, trial balances or other accounting records of any sort in the accountant’s or auditor’s possession, and to disclose to the Trustee, the Notes Collateral Agent and each Holder any information such accountants may have concerning such Company Group Obligor’s financial status and business operations. Each Company Group Obligor hereby authorizes all Governmental Bodies to furnish to the Trustee, the Notes Collateral Agent and each Holder copies of reports or examinations relating to such Company Group Obligor, whether made by such Company Group Obligor or otherwise; provided, however, the Trustee, the Notes Collateral Agent and each Holder will attempt to obtain such information or materials directly from such Company Group Obligor prior to obtaining such information or materials from such accountants or Governmental Bodies.

Section 13.16 Material Non-Public Information.

(a) Notwithstanding anything to the contrary in the Notes or this Indenture (including, but not limited to, Articles IV and XIII), following the Company’s confirmation of receipt of a written notice from a Holder to the Company that such Holder does not wish to receive Material Non-Public Information from the Company in connection with the Notes or this Indenture, the Company shall not knowingly deliver any document, report, financial statement, notice or other information that contains or may contain Material Non-Public Information to such Holder pursuant to this Indenture unless and until the Company confirms receipt of a subsequent written notice from such Holder stating that such Holder wishes to receive Material Non-Public Information pursuant to the Notes or this Indenture.

105

(b) The failure to deliver information to any Holder otherwise required under the Notes or this Indenture shall not constitute a Default or Event of Default to the extent the Company withholds such information in order to comply with this Section 13.16.

ARTICLE XIV

MISCELLANEOUS

Section 14.01 Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail or sent by facsimile (with a hard copy delivered in person or by mail promptly thereafter) and addressed as follows:

if to the Company:

Quantum Corporation

10770 E Briarwood Ave.

Centennial, CO 80112

Attention:    Laura Nash

Email:

with a copy to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California 94025

Attention:    Tad J. Freese, Esq.

Facsimile:    (650) 463-2600

if to the Trustee (or any agent hereunder):

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

Mail Code: EP-MN-WS3C

West Side Flats St Paul

111 Fillmore Ave E

Saint Paul, MN 55107

Attn: Global Corporate Trust – Quantum Corporation Administrator

Email:

provided, however, that any reports provided pursuant to Article XIII may be communicated via email to the email address of the then current representative of the Trustee.

The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder’s address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

All notices, approvals, consents, requests and any communications under this Indenture must be in writing (provided that any communication sent to the Trustee must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to the Trustee by the Company)), in English. The party providing electronic instructions agrees to assume all risks arising out of the use of digital signatures and electronic methods to submit communications to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

106

Section 14.02 Communication by Holders with Other Holders. Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

Section 14.03 Certificate and Opinion as to Conditions. Except as otherwise specified in this Indenture, upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

(a) an Officer’s Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

(b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 14.04 Statements Required in Certificate or Opinions. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

(a) a statement that the individual making such certificate or opinion has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(c) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by, the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument

Section 14.05 When Notes Disregarded. In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or the Guarantors or by any Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with of them shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Trust Officer knows are so owned shall be so disregarded. Also, subject to the foregoing, only Notes outstanding at the time shall be considered in any such determination.

107

Section 14.06 Rules by Trustee, Paying Agent, Exchange Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar, Exchange Agent and the Paying Agent or co-registrar may make reasonable rules for their functions.

Section 14.07 Third Party Beneficiary Rights of Initial Purchaser. Notwithstanding anything to the contrary in this Indenture, the Initial Purchaser shall be a third party beneficiary of, and shall have the right to enforce, any provisions of this Indenture governing or relating to the Term Loan Deferred Cash Interest Amount (including, but not limited to, the payment, interest or enforcement thereof) (including this Section 14.07, the “Term Loan Deferred Cash Provisions”). The parties to this Indenture each acknowledge and agree that the Initial Purchaser is an intended third party beneficiary of this Indenture with respect to the Term Loan Deferred Cash Provisions, and may enforce such provisions directly in its own name. Notwithstanding anything to the contrary in this Indenture, (i) no amendment, waiver or modification of Term Loan Deferred Cash Provisions that would adversely affect the rights of the Initial Purchaser may be made without the prior written consent of the Initial Purchaser; (ii) the rights of the Initial Purchaser under the Term Loan Deferred Cash Provisions shall survive (A) the repayment, exchange, redemption, transfer or assignment of any Notes and (B) the discharge or termination of this Indenture; and (iii) the rights of the Initial Purchaser under the Term Loan Deferred Cash Provisions may not be assigned or transferred without the prior written consent of the Initial Purchaser.

Section 14.08 Governing Law. THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY, THE GUARANTORS, THE HOLDERS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

The Company and the Guarantors agree that any suit, action or proceeding against the Company or any Guarantor brought by any Holder or the Trustee arising out of or based upon this Indenture, the Guarantee or the Notes may be instituted in any state or Federal court in the Borough of Manhattan, New York, New York, and any appellate court from any thereof, and each of them irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company and the Guarantors irrevocably waive, to the fullest extent permitted by law, any objection to any suit, action, or proceeding that may be brought in connection with this Indenture, the Guarantee or the Notes, including such actions, suits or proceedings relating to securities laws of the United States of America or any state thereof, in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Company and the Guarantors agree that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company or the Guarantors, as the case may be, and may be enforced in any court to the jurisdiction of which the Company or the Guarantors, as the case may be, are subject by a suit upon such judgment.

Section 14.09 No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company and the Guarantors shall not have any liability for any obligations of the Company or the Guarantors under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Notes.

Section 14.10 Successors. All agreements of the Company any each Guarantor in this Indenture and the Notes shall bind their respective successors. All agreements of the Trustee and Notes Collateral Agent in this Indenture shall bind its successors.

Section 14.11 Separability Clause. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 14.12 Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough

108

to prove this Indenture. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Indenture or any document to be signed in connection with this Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 14.13 Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 14.14 USA Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act.

[Signature Pages Follow]

109

IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

QUANTUM CORPORATION

By:
Name:
Title:

QUANTUM LTO HOLDINGS, LLC, as a Guarantor

By:
Name:
Title:

[Signature Page to Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee and Notes Collateral Agent

By:
Name:
Title:

[Signature Page to Indenture]

EXHIBIT D

FORM OF NOTES REGISTRATION RIGHTS AGREEMENT

See attached.

Execution Version

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [•], 2025, by and between Quantum Corporation, a Delaware corporation (the “Company”), and Dialectic Technology SPV LLC, a Delaware limited liability company (the “Holder”).

RECITALS

A. Concurrently with the closing of the transactions contemplated by the Transaction Agreement, dated as of September 23, 2025, by and among the Company, the Holder and the other parties thereto (the “Transaction Agreement”), the Company is issuing to the Holder on a dollar for dollar basis in exchange for the amounts outstanding and owing to the Holder under the Term Loans, senior secured convertible notes due 2028 (the “Convertible Notes”) that will be convertible, on the terms set forth in the Senior Secured Convertible Note Indenture, dated the date of this Agreement (the “Indenture”), into shares of the Company’s common stock, par value $0.01 per share (“Common Stock,” and such shares of Common Stock underlying the Convertible Notes, the “Conversion Shares”).

B. To induce the Holder to enter into the transactions contemplated by the Transaction Agreement and the Indenture, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

1. Definitions.

As used in this Agreement, the following terms shall have the following meanings:

(a) “Business Day” means any day except a Saturday, a Sunday, or any other day on which commercial banks in the State of New York and in the State of California are authorized or required by applicable Law to be closed.

(b) “Effective Date” means the date that the applicable Registration Statement has been declared effective by the SEC.

(c) “Effectiveness Deadline” means, (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a) or Section 2(b), as applicable, the earlier of the (A)(I) in the event the initial Registration Statement is not subject to a review by the SEC, ninetieth (90th) calendar day after the date hereof, and (II) in the event the initial Registration Statement is subject to a review by the SEC, one hundred fiftieth (150th) calendar day after the date hereof, and (B) fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or

1

will not be subject to further review, and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the earlier of (A) the sixtieth (60th) calendar day following the date on which an additional Registration Statement is required to be filed hereunder and (B) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC or the EDGAR system is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC and the EDGAR system are open for business.

(d) “Existing Registration Rights Agreement” means that certain Amended and Restated Registration Rights Agreement by and among the Company, OC II FIE V LP, Blue Torch Credit Opportunities Fund I LP, and BTC Holdings SC Fund LLC, dated June 16, 2020, as amended.

(e) “Eligible Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: (i) the Nasdaq Global Market; (ii) the Nasdaq Global Select Market; (iii) the Nasdaq Capital Market; (iv) the New York Stock Exchange; (v) the NYSE Arca; or (vi) the NYSE MKT (or any successor to any of the foregoing).

(f) “Filing Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the forty-fifth (45th) calendar day after the date hereof and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement.

(g) “Forbearance Warrant Registration Rights Agreement” means that certain Registration Rights Agreement by and among the Company and Dialectic Technology SPV LLC, dated September 23, 2025, as may be amended from time to time.

(h) “Investor” means the Holder or any transferee or assignee of any Registrable Securities to whom the Holder assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee of any Registrable Securities assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(i) “Legal Counsel” means one (1) legal counsel selected by a majority-in-interest of the Investors.

(j) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof or any other legal entity.

(k) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

2

(l) “Registrable Securities” means, as of any date of determination, the Conversion Shares then issued and issuable upon exercise of the Convertible Notes (assuming on such date the Convertible Notes are converted in full without regard to any conversion limitations therein), including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock are converted or exchanged and shares of capital stock of a successor entity (pursuant to Section 5.02 of the Indenture) into which the shares of Common Stock are converted or exchanged; provided, however, that Registrable Securities shall cease to be Registrable Securities with respect to a particular Investor when (i) such securities have been disposed of in accordance with a Registration Statement or pursuant to Rule 144; (ii) such securities may be sold pursuant to Rule 144 without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for the Company to be in compliance with the current public information required under Rule 144; or (iii) such securities cease to be outstanding.

(m) “Registration Expenses” means the documented, out-of-pocket expenses of registrations, filings or qualifications with respect to the resale of Registrable Securities pursuant to Sections 2 and 3, including, without limitation, the following:

(i) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any national securities exchange on which the Common Stock is then listed;

(ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the underwriters in connection with blue sky qualifications of Registrable Securities);

(iii) printing and delivery expenses;

(iv) reasonable fees and disbursements of counsel for the Company;

(v) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such registrations, filings or qualifications; and

(vi) in such a registration in which securities of the Company are sold to an underwriter in a firm commitment underwriting for distribution of the public or an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal, reasonable fees and expenses of Legal Counsel for each such registration not to exceed $35,000 per year in the aggregate;

provided, however, that Registration Expenses shall not include any underwriting discounts and commissions or similar costs.

(n) “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities.

3

(o) “Required Registration Amount” means, as of any time of determination, the maximum number of Conversion Shares issuable upon conversion of the Convertible Notes at maturity and any payment of accrued and unpaid interest therein (without regard to any conversion limitations therein), all subject to adjustment as provided in Section 2(c) and/or Section 2(d).

(p) “Rule 144” means Rule 144 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration.

(q) “Rule 415” means Rule 415 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC providing for offering securities on a continuous or delayed basis.

(r) “SEC” means the United States Securities and Exchange Commission or any successor thereto.

(s) “Term Loans” means those certain loans made pursuant to the Term Loan Credit and Security Agreement, dated as of August 5, 2021 (as amended, restated, supplemented or otherwise modified from time to time), by and among the Company, as a borrower, the guarantor parties thereto, Alter Domus (US) LLC, as agent, and the lenders party thereto from time to time.

(t) “Underwritten Company Offering” means a Company Offering in which securities of the Company are sold to an underwriter(s) in a firm commitment underwriting for distribution to the public.

2. Registration.

(a) Mandatory Registration. The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC an initial Registration Statement on Form S-3 covering the resale of all of the Registrable Securities; provided, that such initial Registration Statement shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount as of the date such Registration Statement is initially filed with the SEC; provided, further, that if Form S-3 is unavailable for such a registration, the Company shall use such other form as is required by Section 2(b). The Company shall use its reasonable best efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, declared effective by the SEC as soon as practicable, but in no event later than the applicable Effectiveness Deadline for such Registration Statement.

(b) Ineligibility to Use Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) use reasonable best efforts to register the resale of the Registrable Securities on a Registration Statement on Form S-1 or another appropriate form reasonably acceptable to the Holder and (ii) undertake to register the resale of the Registrable Securities on Form S-3 as soon as such form is available; provided, that the Company shall maintain the effectiveness of all Registration Statements then in effect until such time as a Registration Statement on Form S-3 covering the resale of all the Registrable Securities has been declared effective by the SEC and the prospectus contained therein is available

4

for use. For the avoidance of doubt, the parties acknowledge and agree that, as of the date hereof, Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, and therefore the Company will not be obligated to register the resale of the Registrable Securities on Form S-3 until such form is available, but the Company shall use reasonable best efforts to register the resale of the Registrable Securities on Form S-1.

(c) Sufficient Number of Shares Registered. In the event the number of shares available under any Registration Statement is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(f), the Company shall amend such Registration Statement (if permissible), or file with the SEC a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days (or twenty (20) Trading Days with respect to financial statement comments) after the written request of the Holder after the necessity therefor arises (but taking account of any Staff position with respect to the date on which the Staff will permit such amendment to the Registration Statement and/or such new Registration Statement (as the case may be) to be filed with the SEC) (a “Registration Amount Request”). The Company shall use its reasonable best efforts to cause such amendment to such Registration Statement and/or such new Registration Statement (as the case may be) to become effective as soon as practicable following the filing thereof with the SEC, but in no event later than the applicable Effectiveness Deadline for such Registration Statement. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the applicable Registration Statement is less than the Required Registration Amount.

(d) Offering. Notwithstanding anything to the contrary contained in this Agreement, in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by, or on behalf of, the Company, or in any other manner, such that the Staff or the SEC do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Investors participating therein (or as otherwise may be acceptable to each Investor) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement by all Investors until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid. In making such reduction, the Company shall reduce the number of shares to be included by all Investors on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Investor) unless the inclusion of shares by a particular Investor or a particular set of Investors are resulting in the Staff or the SEC’s “by or on behalf of the Company” offering position, in which event the shares held by such Investor or set of Investors shall be the only shares subject to reduction (and if by a set of Investors on a pro rata basis by such Investors or on such other basis as would result in the exclusion of the least number of shares by all such Investors); provided, that, with respect to such pro rata portion allocated to any Investor, such Investor may elect the allocation of such pro rata portion among the Registrable Securities of such Investor. In addition, in the event that the Staff or the SEC requires any Investor seeking to sell securities under a

5

Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Investor does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Investor, until such time as the Staff or the SEC does not require such identification or until such Investor accepts such identification and the manner thereof.

(e) Piggyback Registrations. Without limiting any obligation of the Company hereunder or under the Transaction Agreement or the Indenture, if there is not an effective Registration Statement covering all of the Registrable Securities or the prospectus contained therein is not available for use and the Company shall determine to prepare and file with the SEC a Registration Statement or offering statement relating to an offering for its own account (a “Company Offering”) or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans), then the Company shall deliver to each Investor a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Investor shall so request in writing, the Company shall include in such Registration Statement or offering statement all or any part of such Registrable Securities such Investor requests to be registered to the extent permitted by the Forbearance Warrant Registration Rights Agreement and the Existing Registration Rights Agreement. The Company shall have the right to terminate or withdraw any such Registration Statement before the effective date of such registration, whether or not any Investor has elected to include Registrable Securities in such registration.

(f) Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time such Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee or assignee (as the case may be) that becomes an Investor shall be allocated a pro rata portion of the then-remaining number of Registrable Securities included in such Registration Statement for such transferor or assignee (as the case may be). Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.

(g) Underwritten Offerings.

(i) In connection with any Underwritten Company Offering involving an underwriting of equity of the Company, the Company shall not be required to include any of the Registrable Securities pursuant to Section 2(e) in such underwriting unless such Investor accepts the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters determine will not adversely affect the success

6

of the offering by the Company. If the total number of securities, including Registrable Securities, requested by equityholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their good faith discretion determine will not jeopardize the success of the offering; provided, that any reduction shall treat Conversion Shares the same as underlying shares of Common Stock for allocation purposes.

(ii) If any offering pursuant to a Registration Statement filed on behalf of the Investors involves an underwritten offering and the managing underwriter of such offering advises the Company and the Investors in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such offering, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such underwritten offering and/or the number of shares of Common Stock proposed to be included in such offering would materially and adversely affect the price per share of the Common Stock proposed to be sold in such underwritten offering, the Company shall include in such Registration Statement (1) first, (x) the shares of Common Stock that the Investors propose to be included therein, including Conversion Shares as if they were outstanding at the time of the offering, and (y) the shares of Common Stock required to be included therein pursuant to the Forbearance Warrant Registration Rights Agreement, with all such shares to be included on a pari passu basis and allocated pro rata among the holders thereof, (2) second, the shares of Common Stock proposed to be included therein to be sold for the account of the Company, and (3) third, the shares of Common Stock required to be included therein pursuant to the Existing Registration Rights Agreement, provided, that, (A) no Investor shall be excluded entirely unless all other selling equityholders, are also excluded entirely and (B) any reduction shall treat Conversion Shares the same as underlying shares of Common Stock for allocation purposes. If the managing underwriter determines that less than all of the Registrable Securities proposed to be sold can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder or in such other proportions as shall be mutually agreed by all such holders.

3. Related Obligations.

The Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to all the Registrable Securities (but in no event later than the applicable Filing Deadline) and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). Subject to Allowable Grace Periods, the Company shall keep each Registration Statement effective (and the prospectus contained therein available for use) pursuant to Rule 415 for resales by the Investors on a delayed or continuous basis at then-prevailing market prices (and

7

not fixed prices) at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities required to be covered by such Registration Statement (disregarding any reduction pursuant to Section 2(d)) without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”).

(b) Subject to Section 3(o) of this Agreement, the Company shall use reasonable best efforts to prepare and file with the SEC such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep each such Registration Statement effective at all times during the Registration Period for such Registration Statement, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement; provided, however, by the second Business Day immediately following each Effective Date, the Company shall file with the SEC in accordance with Rule 424(b) under the 1933 Act the final prospectus to be used in connection with sales pursuant to the applicable Registration Statement (whether or not such a prospectus is technically required by such rule). In the case of amendments and supplements to any Registration Statement which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 3(b)) by reason of the Company filing a report on Form 8-K, Form 10-Q or Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall, if permitted under the applicable rules and regulations of the SEC, have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC within one (1) Business Day of the date the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c) The Company shall permit Legal Counsel to review and comment upon (i) each Registration Statement at least three (3) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to each Registration Statement (including, without limitation, the prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC. The Company shall promptly furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the Staff to the Company or its representatives relating to each Registration Statement; provided, that such correspondence shall not contain any material, non-public information regarding the Company or any of its Subsidiaries (as defined in the Transaction Agreement), (ii) after the same is prepared and filed with the SEC, one (1) copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of each Registration Statement, one (1) copy of the prospectus included in such Registration Statement and all amendments and supplements thereto; provided, that any such item which is available on the EDGAR system need not be furnished. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

8

(d) The Company shall promptly furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) after the same is prepared and filed with the SEC, at least one (1) copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules (other than those incorporated by reference), if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of each Registration Statement, one (1) copy of the prospectus included in such Registration Statement and all amendments and supplements thereto, and (iii) such other documents, including, without limitation, copies of any preliminary or final prospectus (other than those incorporated by reference), as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor (it being understood and agreed that such documents, or access thereto, may be provided electronically).

(e) The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States as any such Investor reasonably requests in writing, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take such other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f) The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, may include an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, that in no event shall such notice contain any material, non-public information regarding the Company or any of its Subsidiaries), and, subject to Section 3(o), promptly prepare a supplement or amendment to such Registration Statement and such prospectus contained therein to correct such untrue statement or omission and deliver one (1) copy of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request); provided, that any such item which is

9

available on the EDGAR system need not be furnished. The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by e-mail on the same day of such effectiveness and by overnight mail), and when the Company receives written notice from the SEC that a Registration Statement or any post-effective amendment will be reviewed by the SEC, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate; and (iv) of the receipt of any request by the SEC or any other federal or state governmental authority for any additional information relating to the Registration Statement or any amendment or supplement thereto or any related prospectus. The Company shall respond as promptly as practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto (it being understood and agreed that the Company’s response to any such comments shall be delivered to the SEC no later than fifteen (15) Business Days after the receipt thereof).

(g) The Company shall (i) use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of each Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and (ii) notify Legal Counsel of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the 1933 Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, to the extent permitted and reasonably practicable, give prompt written notice to such Investor and allow such Investor, at such Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(i) Without limiting any obligation of the Company under the Transaction Agreement or the Indenture, the Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all of the Registrable Securities covered by each Registration Statement on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(i).

10

(j) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent requested, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts (as the case may be) as the Investors may reasonably request from time to time and registered in such names as the Investors may request.

(k) If requested by an Investor, the Company shall as soon as practicable after receipt of notice from such Investor and subject to Section 3(o) hereof, (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or prospectus contained therein if reasonably requested by an Investor holding any Registrable Securities.

(l) The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(m) The Company shall use its reasonable best efforts to make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of each Registration Statement, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the 1933 Act or any successor rule thereto.

(n) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(o) Within one (1) Business Day after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

11

(p) Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 3(o)), if in the good faith opinion of the board of directors or the Chief Executive Officer of the Company it would not be in the best interest of the Company for a Registration Statement to either become effective or remain effective for as long as such Registration Statement would be required to remain effective, because such action would (A) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company or (B) require the disclosure of material, non-public information concerning the Company or any of its Subsidiaries, then the Company shall have the right to defer taking action with respect to such filing (a “Grace Period”); provided, that the Company shall promptly notify the Investors in writing of the (i) existence of material, non-public information giving rise to a Grace Period (provided, that in each such notice the Company shall not disclose the content of such material, non-public information to any of the Investors) and the date on which such Grace Period will begin and (ii) date on which such Grace Period ends; provided, further, that no Grace Period shall exceed thirty (30) consecutive days and during any three hundred sixty five (365) day period all such Grace Periods shall not exceed an aggregate of ninety (90) days (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, such Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) above and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) above and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of each Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto (if applicable) unless such material, non-public information is no longer applicable.

(q) The Company shall take all other reasonable actions necessary to expedite and facilitate the disposition by each Investor of its Registrable Securities pursuant to each Registration Statement upon such Investor’s reasonable request.

4. Obligations of the Investors.

(a) At least five (5) Business Days prior to the first anticipated filing date of each Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor with respect to such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request within three (3) Business Days of such notice.

(b) Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

12

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary in this Section 4(c), the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which such Investor has not yet settled.

5. Expenses of Registration.

All Registration Expenses shall be paid by the Company.

6. Indemnification.

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor and each of its directors, officers, shareholders, members, managers, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls such Investor within the meaning of the 1933 Act or the 1934 Act and each of the directors, officers, shareholders, members, managers, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Indemnified Person”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, the “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (the “Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (the “Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively,

13

the “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto; and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of any of the Registrable Securities by any of the Investors pursuant to Section 9.

(b) In connection with any Registration Statement in which an Investor is participating, such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c) and the below provisos in this Section 6(b), such Investor will reimburse an Indemnified Party, promptly as such expenses are incurred and are due and payable, for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, that such Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the applicable sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of any of the Registrable Securities by any of the Investors pursuant to Section 9.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party (as the case may be) under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel

14

mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party (as the case may be); provided, however, an Indemnified Person or Indemnified Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Indemnified Person or Indemnified Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Indemnified Person or Indemnified Party (as the case may be) and the indemnifying party, and such Indemnified Person or such Indemnified Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Person or such Indemnified Party and the indemnifying party (in which case, if such Indemnified Person or such Indemnified Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party; provided, further, that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for Indemnified Persons or Indemnified Parties (as the case may be) that may be represented without conflict by one (1) separate legal counsel. The Indemnified Party or Indemnified Person (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person (as the case may be) which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person (as the case may be) with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party (as the case may be) under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when invoices are received or Indemnified Damages are incurred.

15

(e) The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to such Registration Statement. Notwithstanding the provisions of this Section 7, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that such Investor has otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

8. Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144, the Company agrees to use reasonable best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood and agreed that nothing herein shall limit any obligations of the Company under the Transaction Agreement or the Indenture) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC if such reports are not publicly available via EDGAR system, and (ii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

16

9. Assignment of Registration Rights.

All or any portion of the rights under this Agreement shall be automatically assignable by each Investor to any transferee or assignee (as the case may be) of all or any portion of such Investor’s Registrable Securities or the Convertible Notes if: (i) such Investor agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (as the case may be); (ii) the Company is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (a) the name and address of such transferee or assignee (as the case may be), and (b) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the 1933 Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence such transferee or assignee (as the case may be) agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer or assignment (as the case may be) shall have been made in accordance with the applicable requirements of the Convertible Notes; and (vi) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws.

10. Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder; provided, that any such amendment or waiver that complies with the foregoing, but that disproportionately, materially and adversely affects the rights and obligations of any Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company; provided, that no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of Registrable Securities or (2) imposes any obligation or liability on any Investor without such Investor’s prior written consent (which may be granted or withheld in such Investor’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

11. Miscellaneous.

(a) Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns, or is deemed to own, of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

17

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided, that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively. The mailing addresses and e-mail addresses for such communications shall be:

If the Company:

Quantum Corporation

10770 E. Briarwood Avenue

Centennial, CO 80112

Attention: Tara Ilges

Email:

with a copy to (which shall not constitute notice):

Pillsbury Winthrop Shaw Pittman LLP

2550 Hanover Street

Palo Alto, California 94304

Attention:  James J. Masetti

      Julie Park

Email:    jim.masetti@pillsburylaw.com

      julie.park@pillsburylaw.com

and

Pillsbury Winthrop Shaw Pittman LLP

725 South Figueroa Street

36th Floor

Los Angeles, CA 90017

Attention:  Drew Simon-Rooke

E-mail:   drew.simonrooke@pillsburylaw.com

18

If to Holder:

Dialectic Technology SPV LLC

119 Rowayton Avenue

Rowayton, CT 06853

Attention: John Fichthorn

E-mail:

If to Legal Counsel:

Allen Overy Shearman Sterling US LLP

1460 El Camino Real, 2nd Floor

Menlo Park, CA 94025

Attention:  Christopher M. Forrester

    Cody Wright

Email:     chris.forrester@aoshearman.com

    cody.wright@aoshearman.com

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. The Company and each Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by any other party hereto and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which any party may be entitled by law or equity.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

19

(e) If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f) This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein constitute the entire agreement among the parties hereto and thereto solely with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto solely with respect to the subject matter hereof and thereof; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Investor has entered into with the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Investor in the Company, (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries or any rights of or benefits to any Investor or any other Person in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Investor and all such agreements shall continue in full force and effect or (iii) limit any obligations of the Company under any of the other Transaction Documents.

(g) Subject to compliance with Section 9 (if applicable), this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective permitted successors and assigns and the Persons referred to in Sections 6 and 7 hereof.

(h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

20

(i) This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an email which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m) The obligations of each Investor under this Agreement and the other Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement or any of the other the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among Investors.

[signature page follows]

21

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

QUANTUM CORPORATION

By:
Name:
Title:

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

HOLDER:

DIALECTIC TECHNOLOGY SPV LLC

By:
Name:
Title:

Exhibit 10.2

FIFTEENTH AMENDMENT TO

TERM LOAN CREDIT AND SECURITY AGREEMENT

THIS FIFTEENTH AMENDMENT TO TERM LOAN CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of September 23, 2025 (the “Fifteenth Amendment Effective Date”), is entered into by and among QUANTUM CORPORATION, a Delaware corporation (“Quantum”, and together with each other Person joined to the Credit Agreement (as defined below) as a borrower from time to time, collectively, the “Borrowers”, and each, a “Borrower”), QUANTUM LTO HOLDINGS, LLC, a Delaware limited liability company (“Quantum LTO”, and together with each other Person joined to the Credit Agreement as a guarantor from time to time, collectively, the “Guarantors”, and each, a “Guarantor”, and together with the Borrowers, collectively, the “Loan Parties”, and each, a “Loan Party”), the financial institutions which are now or which hereafter become a party to the Credit Agreement as lenders (collectively, the “Lenders”, and each, a “Lender”) constituting the Consenting Lenders (as defined below), and ALTER DOMUS (US) LLC (“Alter Domus”, as successor in interest to Blue Torch Finance LLC), in its capacity as disbursing agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns, “Agent”).

RECITALS

A. Agent, the Lenders and certain of the Loan Parties are parties to that certain Term Loan Credit and Security Agreement, dated as of August 5, 2021, as amended by that certain First Amendment to Term Loan Credit and Security Agreement, dated as of September 30, 2021, that certain Second Amendment to Term Loan Credit and Security Agreement, dated as of March 15, 2022, that certain Third Amendment to Term Loan Credit and Security Agreement, dated as of April 25, 2022, that certain Fourth Amendment to Term Loan Credit and Security Agreement, dated as of June 1, 2023, that certain Fifth Amendment and Waiver to Term Loan Credit and Security Agreement, dated as of February 14, 2024 and subject to the Waiver to Term Loan Credit and Security Agreement, dated as of November 13, 2023, that certain Sixth Amendment to Term Loan Credit and Security Agreement, dated as of March 22, 2024, that certain Seventh Amendment and Waiver to Term Loan Credit and Security Agreement, dated as of May 15, 2024, that certain Eighth Amendment and Waiver to Term Loan Credit and Security Agreement, dated as of May 24, 2024, that certain Ninth Amendment to Term Loan Credit and Security Agreement, dated as of July 11, 2024, that certain Tenth Amendment to Term Loan Credit and Security Agreement, dated as of August 13, 2024, that certain Eleventh Amendment to Term Loan Credit and Security Agreement, dated as of October 28, 2024, that certain Twelfth Amendment and Waiver to Term Loan Credit and Security Agreement, dated as of January 27, 2025, that certain Agency Resignation, Appointment and Assumption Agreement, dated as of April 21, 2025, that certain Thirteenth Amendment to Term Loan Credit and Security Agreement, dated as of May 5, 2025, and that certain Fourteenth Amendment to Term Loan Credit and Security Agreement, dated as of June 12, 2025 (as the same may have been further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement” or the “Amended Credit Agreement”), pursuant to which the Lenders have made and may hereafter make certain loans and have provided and may hereafter provide certain financial accommodations to the Borrowers.

B. Concurrently with this Amendment, Quantum has entered into that certain Transaction Agreement, dated as of the Fifteenth Amendment Effective Date (the “Fifteenth Amendment Transaction Agreement”), by and among Quantum, Dialectic Technology SPV LLC, a Delaware limited liability company (“Dialectic”), OC III LVS XXXIII LP, and OC III LVS XL LP, pursuant to which, among other things, Quantum has agreed to enter into certain Transaction Documents (as defined in the Fifteenth Amendment Transaction Agreement) (together with the Fifteenth Amendment Transaction Agreement, collectively, the “Fifteenth Amendment Transaction Documents”) and to consummate the Transactions (as defined in the Fifteenth Amendment Transaction Agreement) and the other transactions contemplated by the Fifteenth Amendment Transaction Documents, including the Dialectic Convertible Notes Exchange (collectively, the “Fifteenth Amendment Transaction Agreement Transactions”).

C. Pursuant to the Fifteenth Amendment Transaction Agreement, after the Dialectic Convertible Notes Exchange Approval has been obtained, the Company intends to consummate the Dialectic Convertible Notes Exchange by issuing to Dialectic, on a dollar-for-dollar basis, one or more senior secured convertible notes in the form of the Dialectic Convertible Notes, pursuant to the Dialectic Convertible Notes Indenture, in exchange for (on a cashless basis), and as Payment in Full of, all of the Obligations and other amounts then outstanding and owing to the Dialectic Term Loan Lenders in respect of the Dialectic Term Loans (including principal, any prepayment penalties and exit fees but excluding (i) any accrued and unpaid interest thereon paid in cash pursuant to Section 1.2(a) of the Fifteenth Amendment Transaction Agreement and (ii) the Deferred Cash Interest Amount).

D. In connection with the Fifteenth Amendment Transaction Agreement, the Borrowers have requested that Agent and the Lenders constituting all of the Lenders party to the Existing Credit Agreement immediately prior to the effectiveness of this Amendment on the Fifteenth Amendment Effective Date (collectively, the “Consenting Lenders”) make certain amendments to the Existing Credit Agreement as set forth herein, including without limitation to convert and/or modify certain Existing Initial Term Loans and Existing Delayed Draw Term Loans (each as defined below) thereunder as set forth herein, and Agent, each OC III Initial Term Loan Lender, Dialectic Initial Term Loan Lender, OC III Delayed Draw Term Loan Lender and Dialectic Delayed Draw Term Loan Lender (each as defined below), and each other Consenting Lender, in each case, has agreed to make such amendments, conversions and modifications, subject to the terms and conditions set forth herein.

E. Prior to the Fifteenth Amendment Effective Date, the Borrowers repaid (or caused to be repaid) all outstanding Indebtedness for borrowed money under the Revolving Loan Agreement (other than (i) contingent indemnification obligations which pursuant to the express terms of the Revolving Loan Documents survive the termination thereof, (ii) cash management obligations, and (iii) obligations in respect of letters of credit that have been backstopped or cash collateralized on terms satisfactory to the issuer thereof), terminated the commitments thereunder, and caused to be released the related guarantees and contractual Liens securing such Indebtedness (such repayment, termination and release, collectively, the “Revolving Loan Refinancing”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

2

1. Interpretation. Capitalized terms used herein and not defined shall have the meanings given to such terms in the Credit Agreement.

2. Amendments to Existing Credit Agreement.

(a) Subject to the satisfaction (or waiver by the Consenting Lenders) of the conditions set forth in Section 3 of this Amendment, on the Fifteenth Amendment Effective Date, (i) the Existing Credit Agreement (but not the Exhibits or Schedules thereto) is hereby amended in accordance with Exhibit A attached hereto by deleting the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and by inserting the double-underlined text (indicated textually in the same manner as the following examples: double underlined text and double underlined text), in each case, in the place where such text appears therein, (ii) Exhibit 1.2 to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit B hereto, and (iii) Schedules 4.4, 4.8(j), 5.1, 5.2(a), 5.2(b), 5.4, 5.6, 5.7, 5.8(b), 5.8(e), 5.9, 5.10, 5.13, 5.18, 5.19, 5.20, 5.21, 7.2, 7.3, 7.4, and 7.8 to the Existing Credit Agreement are each hereby amended and restated in their entirety as set forth on Exhibit C hereto.

(b) Except as so amended or modified by the terms of this Amendment or otherwise included as part of Exhibit B or Exhibit C hereto, the Exhibits and Schedules to the Existing Credit Agreement as in effect immediately prior to the Fifteenth Amendment Effective Date shall remain in effect without any amendment or other modification thereto; provided that, Agent may (and is hereby authorized by the Consenting Lenders to), with the written agreement of Borrowers, modify any Exhibits and Schedules to the Credit Agreement as it may deem necessary or desirable to implement and give effect to the transactions contemplated by this Amendment and the Amended Credit Agreement.

(c) As of the Fifteenth Amendment Effective Date, pursuant to Section 16.2 of the Existing Credit Agreement, the Initial Term Loans of each Initial Term Loan Lender listed on Schedule 1 hereto under the heading “OC III Initial Term Loan Lender” (each, an “OC III Initial Term Loan Lender” and collectively, the “OC III Initial Term Loan Lenders”) under the existing tranche of Initial Term Loans under (and as defined in) the Existing Credit Agreement (the “Existing Initial Term Loan Tranche” and the Initial Term Loans thereunder, the “Existing Initial Term Loans”) shall be converted into a new and separate tranche of Initial Term Loans under (and as defined in) the Amended Credit Agreement (the Initial Term Loans of the OC III Initial Term Loan Lenders under such new and separate tranche, the “OC III Initial Term Loans”) on the terms set forth herein and in the Amended Credit Agreement (the “OC III Initial Term Loan Conversion”).

(d) As of the Fifteenth Amendment Effective Date, the OC III Initial Term Loans shall be deemed to be “Initial Term Loans”, “Term Loans” and “Loans”, in each case, for all purposes of (and as defined in) the Amended Credit Agreement and the Other Documents and shall constitute a new and separate tranche of Initial Term Loans, Term Loans and Loans under the Amended Credit Agreement. The OC III Initial Term Loans will have identical terms to the Dialectic Initial Term Loans (as defined below), except as expressly set forth herein and in the Amended Credit Agreement. As of the Fifteenth Amendment Effective Date, the outstanding principal amount of the OC III Initial Term Loans of each OC III Initial Term Loan Lender shall be as set forth under the heading “OC III Initial Term Loans” opposite such OC III Initial Term Loan Lender’s name on Schedule 2 hereto.

3

(e) As of the Fifteenth Amendment Effective Date, pursuant to Section 16.2 of the Existing Credit Agreement, the Existing Initial Term Loans of each Initial Term Loan Lender listed on Schedule 1 hereto under the heading “Dialectic Initial Term Loan Lender” (each, a “Dialectic Initial Term Loan Lender” and collectively, the “Dialectic Initial Term Loan Lenders”) under the Existing Initial Term Loan Tranche shall continue as Existing Initial Term Loans under the Amended Credit Agreement (the continuing Existing Initial Term Loans under such Existing Initial Term Loan Tranche, the “Dialectic Initial Term Loans”) on the terms set forth herein and in the Amended Credit Agreement (the “Dialectic Initial Term Loan Continuation”).

(f) As of the Fifteenth Amendment Effective Date, the Dialectic Initial Term Loans shall continue to be “Initial Term Loans”, “Term Loans” and “Loans”, in each case, for all purposes of (and as defined in) the Amended Credit Agreement and the Other Documents and shall constitute the same tranche as the Initial Term Loans (as defined in the Existing Credit Agreement) under the Amended Credit Agreement. The Dialectic Initial Term Loans will have identical terms to the Initial Term Loans (as defined in the Existing Credit Agreement), except as expressly set forth herein and in the Amended Credit Agreement. As of the Fifteenth Amendment Effective Date, the outstanding principal amount of the Dialectic Initial Term Loans of each Dialectic Initial Term Loan Lender shall be as set forth under the heading “Dialectic Initial Term Loans” opposite such Dialectic Initial Term Loan Lender’s name on Schedule 2 hereto.

(g) As of the Fifteenth Amendment Effective Date, pursuant to Section 16.2 of the Existing Credit Agreement, the Delayed Draw Term Loans of each Delayed Draw Term Loan Lender listed on Schedule 1 hereto under the heading “OC III Delayed Draw Term Loan Lender” (each, an “OC III Delayed Draw Term Loan Lender” and collectively, the “OC III Delayed Draw Term Loan Lenders”) under the existing tranche of Delayed Draw Term Loans under (and as defined in) the Existing Credit Agreement (the “Existing Delayed Draw Term Loan Tranche” and the Delayed Draw Term Loans thereunder, the “Existing Delayed Draw Term Loans”) shall be converted into a new and separate tranche of Delayed Draw Term Loans under (and as defined in) the Amended Credit Agreement (the Delayed Draw Term Loans of the OC III Delayed Draw Term Loan Lenders under such new and separate tranche, the “OC III Delayed Draw Term Loans”) on the terms set forth herein and in the Amended Credit Agreement (the “OC III Delayed Draw Term Loan Conversion”). Notwithstanding anything to the contrary herein, in the Existing Credit Agreement or in the Amended Credit Agreement, the OC III Delayed Draw Term Loan Conversion shall not constitute a repayment, prepayment or acceleration of Delayed Draw Term Loans for purposes of Section 2.1(d) of the Existing Credit Agreement or Amended Credit Agreement, and no MOIC Amount shall be payable in connection with the OC III Delayed Draw Term Loan Conversion.

(h) As of the Fifteenth Amendment Effective Date, the OC III Delayed Draw Term Loans shall be deemed to be “Delayed Draw Term Loans”, “Term Loans” and “Loans”, in each case, for all purposes of (and as defined in) the Amended Credit Agreement and the Other Documents and shall constitute a new and separate tranche of Delayed Draw Term Loans, Term Loans and Loans under the Amended Credit Agreement. The OC III Delayed Draw Term Loans

4

will have identical terms to the Dialectic Delayed Draw Term Loans (as defined below), except as expressly set forth herein and in the Amended Credit Agreement. As of the Fifteenth Amendment Effective Date, the outstanding principal amount of the OC III Delayed Draw Term Loans of each OC III Delayed Draw Term Loan Lender shall be as set forth under the heading “OC III Delayed Draw Term Loans” opposite such OC III Delayed Draw Term Loan Lender’s name on Schedule 2 hereto.

(i) As of the Fifteenth Amendment Effective Date, pursuant to Section 16.2 of the Existing Credit Agreement, the Existing Delayed Draw Term Loans of each Delayed Draw Term Loan Lender listed on Schedule 1 hereto under the heading “Dialectic Delayed Draw Term Loan Lender” (each, a “Dialectic Delayed Draw Term Loan Lender” and collectively, the “Dialectic Delayed Draw Term Loan Lenders”) under the Existing Delayed Draw Term Loan Tranche shall continue as Existing Delayed Draw Term Loans under the Amended Credit Agreement (the continuing Existing Delayed Draw Term Loans under such Existing Delayed Draw Term Loan Tranche, the “Dialectic Delayed Draw Term Loans”) on the terms set forth herein and in the Amended Credit Agreement (the “Dialectic Delayed Draw Term Loan Continuation”).

(j) As of the Fifteenth Amendment Effective Date, the Dialectic Delayed Draw Term Loans shall continue to be “Delayed Draw Term Loans”, “Term Loans” and “Loans”, in each case, for all purposes of (and as defined in) the Amended Credit Agreement and the Other Documents and shall constitute the same tranche as the Delayed Draw Term Loans (as defined in the Existing Credit Agreement) under the Amended Credit Agreement. The Dialectic Delayed Draw Term Loans will have identical terms to the Delayed Draw Term Loans (as defined in the Existing Credit Agreement), except as expressly set forth herein and in the Amended Credit Agreement. As of the Fifteenth Amendment Effective Date, the outstanding principal amount of the Dialectic Delayed Draw Term Loans of each Dialectic Delayed Draw Term Loan Lender shall be as set forth under the heading “Dialectic Delayed Draw Term Loans” opposite such Dialectic Delayed Draw Term Loan Lender’s name on Schedule 2 hereto.

(k) Notwithstanding anything herein or in the Amended Credit Agreement to the contrary, (x) any OC III Initial Term Loan or OC III Delayed Draw Term Loan outstanding as of the Fifteenth Amendment Effective Date shall constitute a SOFR Loan, in each case, with an Interest Period ending on the last day of the Interest Period applicable to the Existing Initial Term Loan or Existing Delayed Draw Term Loan from which it was converted, as in effect immediately prior to giving effect to the OC III Initial Term Loan Conversion and OC III Delayed Draw Term Loan Conversion, and shall pay interest with reference to the Adjusted Term SOFR rate applicable to the Existing Initial Term Loan or Existing Delayed Draw Term Loan from which it was converted, as in effect immediately prior to giving effect to the OC III Initial Term Loan Conversion and OC III Delayed Draw Term Loan Conversion, in each case, until the end of the applicable Interest Period with respect thereto, and (y) any Dialectic Initial Term Loan or Dialectic Delayed Draw Term Loan outstanding as of the Fifteenth Amendment Effective Date and constituting a SOFR Loan, shall remain a Loan which pays interest with reference to the applicable Adjusted Term SOFR rate until the end of the applicable Interest Period with respect thereto.

5

(l) Notwithstanding anything herein or in the Amended Credit Agreement to the contrary, the issuance by Quantum of the Dialectic Convertible Notes in connection with the Debt Exchange pursuant the Fifteenth Amendment Transaction Agreement shall constitute, and shall be deemed to be, an exchange (on a cashless basis) of 100% of the outstanding Obligations (including the Deferred Cash Interest Amount, which shall become an obligation under the Dialectic Convertible Notes Indenture and be payable in accordance with the terms thereof) in respect of the Dialectic Term Loans held by the Dialectic Term Loan Lenders and the other Secured Parties immediately prior to the issuance of the Dialectic Convertible Notes, for such Convertible Notes, and shall constitute the Payment in Full of all such Dialectic Term Loans and Obligations in respect thereof (including principal, any prepayment penalties and exit fees, and any accrued and unpaid interest thereon (including the Deferred Cash Interest Amount, which shall become an obligation under the Dialectic Convertible Notes Indenture and be payable in accordance with the terms thereof, but excluding any accrued and unpaid interest thereon that is paid in cash pursuant to Section 1.2(a) of the Fifteenth Amendment Transaction Agreement), in each case, for all purposes hereunder and under the Other Documents, immediately upon the issuance of such Dialectic Convertible Notes, without any further action or consent of any other party to this Agreement or any Other Document. Notwithstanding anything to the contrary herein, in the Existing Credit Agreement or in the Amended Credit Agreement, the Debt Exchange shall not constitute a repayment, prepayment, or acceleration of Delayed Draw Term Loans for purposes of Section 2.1(d) of the Existing Credit Agreement or Amended Credit Agreement, and no MOIC Amount shall be payable in connection with the Debt Exchange.

(m) For the avoidance of doubt, the Fourth Amendment Loans shall continue as Fourth Amendment Loans under the Amended Credit Agreement

3. Conditions Precedent. The effectiveness of this Amendment and the amendments described in Section 2 hereof are expressly conditioned upon the satisfaction (or waiver by the Consenting Lenders) of each of the following conditions precedent:

(a) Fifteenth Amendment. Lenders shall have received this Amendment, duly executed by each Loan Party, Agent, the OC III Initial Term Loan Lenders, the Dialectic Initial Term Loan Lenders, the OC III Delayed Draw Term Loan Lenders, the Dialectic Delayed Draw Term Loan Lenders and the other Consenting Lenders;

(b) Intercreditor Agreement. Lenders shall have received the Intercreditor Agreement, duly executed by Agent and the Lenders and consented to by each Loan Party;

(c) Closing Certificate. Lenders shall have received a closing certificate signed by the Chief Accounting Officer of Borrowing Agent dated as of the Fifteenth Amendment Effective Date, stating that (i) immediately after giving effect to this Amendment and the Fifteenth Amendment Effective Date Transactions, all representations and warranties set forth in Section 4 below are true and correct in all material respects on and as of such date; provided that any representation and warranty that is qualified by “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects, and (ii) on such date, immediately after giving effect to this Amendment and the Fifteenth Amendment Effective Date Transactions, no Default or Event of Default has occurred and is continuing;

(d) Secretary’s Certificates, Authorizing Resolutions and Good Standing Certificates. Lenders shall have received, in form and substance reasonably satisfactory to Lenders, a certificate of the Secretary or Assistant Secretary (or other equivalent officer or manager) of each Loan Party dated as of the Fifteenth Amendment Effective Date which shall certify (i) copies of resolutions, in form and substance reasonably satisfactory to Lenders, of the board of directors (or

6

other equivalent governing body or member) of such Loan Party authorizing (x) the execution, delivery and performance of this Amendment and any Other Documents to which such Loan Party is a party, and (y) the consummation of the transactions contemplated to be entered into in connection with this Amendment (and such certificate shall state that such resolutions have not been amended, modified, revoked or rescinded as of the date of such certificate), (ii) the incumbency and signature of the officers of such Loan Party authorized to execute this Amendment and the Other Documents, (iii) copies of the Organizational Documents of such Loan Party, together with any amendments thereto, as in effect on such date, and (iv) the good standing (or equivalent status) of such Loan Party in its jurisdiction of organization, as evidenced by good standing certificates (or the equivalent thereof issued by any applicable jurisdiction) dated not more than thirty (30) days prior to the Fifteenth Amendment Effective Date, issued by the Secretary of State or other appropriate official of each such jurisdiction;

(e) Fees and Expenses. Agent and Lenders shall have received payment of all Fifteenth Amendment Transaction Costs due and payable to Agent and Lenders that are required to be paid on or prior to the Fifteenth Amendment Effective Date, to the extent invoiced at least one Business Day prior to the Fifteenth Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, disbursements and other charges of counsel to Agent) required to be reimbursed or paid under this Amendment or any Other Document;

(f) Legal Opinion. Agent and Lenders shall have received, in form and substance reasonably satisfactory to Agent and Lenders, an executed legal opinion of Latham & Watkins LLP, which shall cover such customary matters incident to the Fifteenth Amendment Closing Date Transactions and each Loan Party hereby authorizes and directs such counsel to deliver such opinion to Agent and Lenders;

(g) Solvency Certificate. Agent and Lenders shall have received a customary solvency certificate substantially in the form of Exhibit D; and

(h) Transaction Agreement. Lenders shall have received, in form and substance reasonably satisfactory to Lenders, the Fifteenth Amendment Transaction Agreement, duly executed by Quantum, Dialectic, OC III LVS XXXIII LP and OC III LVS XL LP.

4. Representations and Warranties. In addition to the continuing representations and warranties heretofore or hereafter made by the Loan Parties to Agent and Lenders pursuant to the Credit Agreement and the Other Documents, each Loan Party hereby represents and warrants to Agent and each Lender as follows:

(a) each Loan Party has full power, authority and legal right to enter into this Amendment and to perform all its respective Obligations hereunder;

(b) this Amendment has been duly executed and delivered by each Loan Party;

(c) this Amendment constitutes the legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar Laws affecting creditors’ rights generally;

7

(d) the execution, delivery and performance of this Amendment (i) are within each Loan Party’s corporate or limited liability company powers, as applicable, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) are not in contravention of law or the terms of such Loan Party’s Organizational Documents or to the conduct of such Loan Party’s business or any Material Contract or undertaking to which such Loan Party is a party or by which such Loan Party is bound, (iv) will not conflict with or violate any material provisions of any law or regulation, or any judgment, order or decree of any Governmental Body, (v) will not require the Consent of any Governmental Body, any party to a Material Contract or any other Person, except (x) any Consents of any party to a Material Contract or any other Person (other than a Governmental Body) with respect to which the failure to obtain could not reasonably be expected, individually or in the aggregate to have a Material Adverse Effect, (y) any immaterial Consents of any Governmental Body, or (z) those Consents set forth on Schedule 5.1 to the Credit Agreement, all of which will have been duly obtained, made or complied with prior to the Fifteenth Amendment Effective Date and which are in full force and effect on the Fifteenth Amendment Effective Date, and (vi) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Loan Party under the provisions of any material agreement, instrument, or other document to which such Loan Party is a party or by which it or its property is a party or by which it may be bound;

(e) each Loan Party is duly formed or incorporated, as applicable, and in good standing under the laws of the state of its incorporation or formation, as applicable, and is good standing in such state and is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect;

(f) each of the representations and warranties made by any Loan Party in the Credit Agreement and the Other Documents, each as amended hereby, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) as if made on the Fifteenth Amendment Effective Date, immediately after giving effect to this Amendment and the Fifteenth Amendment Effective Date Transactions, except to the extent that any such representation or warranty is made as of an earlier and/or specified date, in which case such representation or warranty shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) as of such earlier or specified date; and

(g) on the Fifteenth Amendment Effective Date, immediately after giving effect to this Amendment and the Fifteenth Amendment Effective Date Transactions, no Default or Event of Default exists or has occurred and is continuing.

5. Release of Square Box Systems Limited and Certain Other Collateral. The Lenders constituting the Required Lenders hereby affirm that they have agreed to release Square Box Systems Limited (the “Released Guarantor”) as a Guarantor under the Credit Agreement effective immediately prior to the Fifteenth Amendment Effective Date and that (a) all Liens on any Collateral granted by the Released Guarantor under the Credit Agreement and the Other

8

Documents are automatically released and (b) the Released Guarantor is released from its Guaranty and from its obligations under the Credit Agreement and the Other Documents. The Lenders direct the Agent to execute such documents and take such actions as may be reasonably requested by the Released Guarantor, in each case at the Released Guarantor’s expense, to effectuate the release of the Released Guarantor’s Guaranty and Liens, including all Liens granted under (a) the Credit Agreement, (b) the English law security agreement between the Released Guarantor as chargor and the Agent as agent dated 5 May 2021, (c) the English law supplemental security agreement between the Released Guarantor as chargor and the Agent as agent dated 1 June 2023 and (d) the English law second supplemental security agreement between the Released Guarantor as chargor and the Agent as agent dated 27 August 2024.

The Lenders constituting the Required Lenders further agree to release all Liens on all Collateral granted by the Borrower under the Junior Account Pledge Agreement, dated as of August 5, 2021 (as amended by that certain Swiss Security Confirmation Agreement, dated as of September 3, 2024) by and between the Borrower, as pledgor, and Agent, as the security agent. The Lenders constituting the Required Lenders direct Agent to execute such documents and take such actions as may be reasonably requested by the Released Guarantor.

6. Costs, Expenses and Taxes. Each Loan Party, jointly and severally, agrees to pay on demand all reasonable and documented costs and expenses of Agent and the Lenders incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the other agreements, instruments and documents to be delivered hereunder (including, without limitation, the reasonable and documented fees, disbursements and other charges of counsel to each of Agent and the Lenders with respect thereto) in accordance with the Credit Agreement.

7. Post-Closing Covenants.

(a) Borrower shall, within thirty (30) calendar days (or such later date as the Required Lenders may agree in writing (including by electronic mail)) after the Fifteenth Amendment Effective Date, enter into a Control Agreement with respect to the Depository Account identified as the Specified Collections Account on Schedule 4.8(j) of the Credit Agreement (the “Specified Collections Account”). For the avoidance of doubt, until the deadline specified in this clause (a) (after giving effect to any extensions thereof), any failure by the Loan Parties (whether prior to, on, or after the Fifteenth Amendment Effective Date) to maintain a Control Agreement with respect to the Specified Collections Account shall not constitute a Default or an Event of Default hereunder or under any Other Document.

(b) Borrower shall, within thirty (30) calendar days (or such later date as the Required Lenders may agree in writing (including by electronic mail)) after the Fifteenth Amendment Effective Date, deliver counterpart signature pages to the Subordinated Intercompany Note, executed by each Subsidiary that is not a Loan Party (to the extent any such Subsidiary is not already a party to the Subordinated Intercompany Note).

8. Reaffirmation. Each Loan Party hereby (i) ratifies and reaffirms (A) all of its payment and performance obligations, contingent or otherwise, under the Amended Credit Agreement and each of the Other Documents to which it is a party, and (B) its grant to Agent of a security interest in the Collateral under (and to the extent contemplated by) the Amended Credit Agreement and each of the Other Documents to which it is a party and (ii) acknowledges that each of the OC III Initial Term Loans, OC III Delayed Draw Term Loans, Dialectic Initial Term Loans, Dialectic Delayed Draw Term Loans, and Fourth Amendment Loans constitute Obligations under the Amended Credit Agreement.

9

9. Governing Law. This Amendment and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the Laws of the State of New York.

10. Reference to Credit Agreement. Each of the Existing Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as modified hereby, are hereby amended so that any reference therein to the Existing Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as modified hereby. This Amendment shall constitute an Other Document under the Credit Agreement.

11. Effect of this Amendment. Except as expressly amended pursuant hereto, no other changes or modifications to the Existing Credit Agreement or any of the Other Documents are intended or implied, and in all other respects, the Existing Credit Agreement and each of the Other Documents is hereby specifically ratified, restated and confirmed by all parties hereto as of the Fifteenth Amendment Effective Date. To the extent that any provision of the Credit Agreement or any of the Other Documents are inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.

12. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.

13. Further Assurances. The Loan Parties shall execute and deliver such further documents and do such further acts and things as may be reasonably requested by Agent or the Consenting Lenders to effectuate the provisions and purposes of this Amendment.

14. Counterparts; Electronic Signature. This Amendment may be executed in any number of separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a .pdf image) shall be deemed to be an original signature hereto and shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10

15. Entire Understanding. This Amendment and the documents executed concurrently herewith contain the entire understanding between each Loan Party, Agent and each Lender and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.

16. Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

17. Captions. The captions at various places in this Amendment are intended for convenience only and do not constitute and shall not be interpreted as part of this Amendment.

18. Jury Waiver. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AMENDMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Remainder of Page Intentionally Left Blank]

11

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:	QUANTUM CORPORATION

	By:	/s/ Laura Nash
	Name:	Laura Nash
	Title:	Chief Accounting Officer

GUARANTORS:

QUANTUM LTO HOLDINGS, LLC

	By:	/s/ Laura Nash
	Name:	Laura Nash
	Title:	Chief Accounting Officer

[Signature Page to Fifteenth Amendment]

AGENT:	ALTER DOMUS (US) LLC, as Agent

	By:	/s/ Pinju Chiu
	Name:	Pinju Chiu
	Title:	Associate Counsel

LENDERS:	DIALECTIC TECHNOLOGY SPV LLC, as a Lender, a Dialectic Initial Term Loan Lender and a Dialectic Delayed Draw Term Loan Lender

	By:	/s/ John Fichthorn
	Name:	John Fichthorn
	Title:	Authorized Signatory

OC III LVS XXXIII LP, as a Lender and an OC III Initial Term Loan Lender

By: OC III GP II LLC, its general partner

	By:	/s/ Adam L. Gubner
	Name:	Adam L. Gubner
	Title:	Authorized Person

OC III LVS XL LP, as a Lender, a Fourth Amendment Lender and an OC III Delayed Draw Term Loan Lender

By: OC III GP LLC, its general partner

	By:	/s/ Adam L. Gubner
	Name:	Adam L. Gubner
	Title:	Authorized Person

[Signature Page to Fifteenth Amendment]

Exhibit A

Conformed Credit Agreement

[See attached.]

Conformed through the ~~Second Extension, Limited Waiver and Consent~~Fifteenth Amendment

TERM LOAN CREDIT

AND

SECURITY AGREEMENT

~~BLUE TORCH FINANCE~~ALTER DOMUS (US) LLC

(AS AGENT)

THE LENDERS PARTY HERETO

(AS LENDERS)

WITH

QUANTUM CORPORATION

(AS BORROWER)

August 5, 2021,

as amended by the First Amendment dated as of September 30, 2021~~,~~

as further amended by the Second Amendment dated as of March 15, 2022 as further amended by the Third Amendment dated as of April 25, 2022~~,~~

as further amended by the Fourth Amendment dated as of June 1, 2023 as further amended by the Fifth Amendment dated as of February 14, 2024 as further amended by the Sixth Amendment dated as of March 22, 2024 as further amended by the Seventh Amendment dated as of May 15, 2024 as further amended by the Eighth Amendment dated as of May 24, 2024 as further amended by the Ninth Amendment dated as of July 11, 2024 as further amended by the Tenth Amendment dated as of August 13, 2024 as further amended by the Eleventh Amendment dated as of October 28, 2024 as further amended by the Twelfth Amendment dated as of January 27, 2025 as further amended by the Agency Resignation, Appointment and Assumption Agreement dated as of April 21, 2025 as further amended by the Thirteenth Amendment dated as of May 5, 2025 as further amended by the Fourteenth Amendment dated as of June 12, 2025 as further amended by the Second Extension, Limited Waiver and Consent dated as of August 13, 2025 as further amended by the Fifteenth Amendment dated as of September 23, 2025

TABLE OF CONTENTS

Page

I	DEFINITIONS		1

	1.1	Accounting Terms	1

	1.2	General Terms	2

	1.3	Uniform Commercial Code Terms	~~61~~69

	1.4	Certain Matters of Construction	~~62~~69

	1.5	Divisions	~~63~~70

	1.6	Rates	~~63~~70

II	LOANS, PAYMENTS		~~63~~71

	2.1	Term Loan	~~63~~71

	2.2	General Provisions Regarding Payment; Register	~~67~~75

	2.3	Mandatory Prepayments; Voluntary Commitment Reductions and Prepayments	~~69~~78

	2.4	Use of Proceeds	~~71~~82

	2.5	Extensions of Loans	82

	2.6	Dialectic Convertible Notes Exchange	84

	2.7	Refinancing Amendment	84

III	INTEREST AND FEES		~~72~~84

	3.1	Interest	~~72~~84

	3.2	SOFR Provisions; Illegality; Breakage	~~73~~86

	3.3	Fees	~~74~~87

	3.4	Maximum Charges	~~74~~87

	3.5	Increased Costs	~~74~~87

	3.6	Inability to Determine Interest Rate	~~75~~88

	3.7	Capital Adequacy	~~76~~89

	3.8	Taxes	~~77~~89

	3.9	Replacement of Lenders	~~80~~92

	3.10	Designation of a Different Lending Office	~~80~~93

	3.11	Benchmark Replacement Setting	~~80~~93

IV	COLLATERAL: GENERAL TERMS		~~82~~94

	4.1	Security Interest in the Collateral	~~82~~94

	4.2	Perfection of Security Interest	~~82~~95

	4.3	Preservation of Collateral	~~83~~95

-i-

	4.4	Ownership and Location of Collateral	~~83~~96

	4.5	Defense of Agent’s and Lenders’ Interests	~~84~~96

	4.6	Inspection of Premises	~~84~~97

	4.7	Appraisals	~~85~~97

	4.8	Receivables; Deposit Accounts and Securities Accounts	~~85~~98

	4.9	Inventory	~~89~~101

	4.10	Maintenance of Equipment	~~89~~101

	4.11	Exculpation of Liability	~~89~~102

	4.12	Financing Statements	~~89~~102

	4.13	Investment Property Collateral	~~89~~102

	4.14	Provisions Regarding Certain Investment Property Collateral	~~90~~103

V	REPRESENTATIONS AND WARRANTIES		~~90~~103

	5.1	Authority	~~90~~103

	5.2	Formation and Qualification	~~91~~104

	5.3	Survival of Representations and Warranties	~~91~~104

	5.4	Tax Returns	~~91~~104

	5.5	Financial Statements	~~92~~104

	5.6	Entity Names	~~92~~105

	5.7	O.S.H.A.; Environmental Compliance; Flood Insurance	~~93~~105

	5.8	Solvency; No Litigation, Violation, Indebtedness or Default; ERISA Compliance	~~94~~106

	5.9	Intellectual Property	~~95~~108

	5.10	Licenses and Permits	~~96~~109

	5.11	No Default	~~96~~109

	5.12	No Burdensome Restrictions	~~96~~109

	5.13	No Labor Disputes	~~96~~109

	5.14	Margin Regulations	~~96~~109

	5.15	Investment Company Act	~~97~~109

	5.16	Hedging Transactions	~~97~~109

	5.17	Business and Property of the Loan Parties	~~97~~109

	5.18	Equity Interests	~~97~~110

	5.19	Commercial Tort Claims	~~97~~110

	5.20	Letter of Credit Rights	~~97~~110

-ii-

	5.21	Material Contracts	~~97~~110

	5.22	Investment Property Collateral	~~98~~110

	5.23	~~Revolving Loan Documents~~ [Reserved]	~~98~~111

	5.24	Disclosure	~~98~~111

	~~5.25~~	~~UK Pensions~~	~~111~~

	~~5.26~~	~~Centre of Main Interests and Establishments~~	~~111~~

VI	AFFIRMATIVE COVENANTS		~~99~~111

	6.1	Compliance with Laws	~~99~~111

	6.2	Conduct of Business and Maintenance of Existence and Assets	~~99~~112

	6.3	Books and Records	~~99~~112

	6.4	Payment of Taxes	~~99~~112

	6.5	~~Financial Covenants.~~ [Reserved]	~~99~~ 113

	6.6	Insurance	~~100~~113

	6.7	Payment of Indebtedness and Leasehold Obligations	~~101~~114

	6.8	Environmental Matters	~~102~~114

	6.9	Standards of Financial Statements	~~103~~115

	6.10	Federal Securities Laws	~~103~~115

	6.11	Execution of Supplemental Instruments	~~103~~116

	6.12	Government Receivables	~~103~~116

	6.13	~~UK Pensions~~[Reserved]	~~103~~117

	6.14	~~Centre of Main Interests and Establishments~~ [Reserved]	~~103~~117

	6.15	~~Post-Closing Covenants.~~ [Reserved]	~~104~~117

	6.16	Board Observation Rights	~~104~~117

	6.17	LTO Program	~~105~~118

	6.18	~~New Board Member~~ [Reserved]	~~105~~119

	6.19	Chief Restructuring Officer ~~and Chief Operating Officer~~	~~106~~119

VII	NEGATIVE COVENANTS.		~~106~~120

	7.1	Merger, Consolidation, Acquisition and Sale of Assets	~~106~~120

	7.2	Creation of Liens	~~108~~121

	7.3	Guarantees	~~108~~121

	7.4	Investments	~~108~~122

	7.5	Loans	~~108~~122

	7.6	~~[Reserved]~~ Senior Financing	~~108~~122

-iii-

	7.7	Restricted Payments	~~108~~1222

	7.8	Indebtedness	~~109~~123

	7.9	Nature of Business	~~109~~123

	7.10	Transactions with Affiliates	~~109~~124

	7.11	Subsidiaries.	~~110~~125

	7.12	Fiscal Year and Accounting Changes	~~111~~125

	7.13	Amendment of Organizational Documents	~~111~~125

	7.14	Compliance with ERISA	~~111~~126

	7.15	Prepayment of Indebtedness	~~111~~127

	7.16	Amendments to Certain Documents	~~112~~127

	7.17	LTO Subsidiary as a Special Purpose Vehicle	~~112~~127

	7.18	Hedging Agreements	~~112~~127

VIII	CONDITIONS PRECEDENT		~~113~~127

	8.1	Conditions to Initial Loans	~~113~~127

	8.2	Conditions Precedent to Delayed Draw Term Loans	~~117~~132

IX	INFORMATION AS TO BORROWERS		~~118~~133

	9.1	Lender Calls	~~118~~133

	9.2	Reports.	~~118~~133

	9.3	Environmental Reports	~~119~~134

	9.4	Litigation	~~120~~135

	9.5	Material Occurrences	~~120~~135

	9.6	~~Government Receivables~~ [Reserved]	~~121~~136

	9.7	Annual Financial Statements	~~121~~136

	9.8	Quarterly Financial Statements	~~122~~136

	9.9	Monthly Financial Statements	~~122~~137

	9.10	Other Reports	~~122~~137

	9.11	Additional Information	~~123~~137

	9.12	Projected Operating Budget	~~123~~137

	9.13	Variances from Operating Budget	~~123~~138

	9.14	~~Approved Budget~~ [Reserved]	~~124~~ 138

	9.15	ERISA Notices and Requests	~~124~~138

	9.16	Additional Documents	~~125~~139

	9.17	Updates to Certain Schedules	~~125~~139

-iv-

	9.18	Financial Disclosure	~~125~~139

X	EVENTS OF DEFAULT		~~125~~140

	10.1	Nonpayment	~~125~~140

	10.2	Breach of Representation	~~126~~140

	10.3	Financial Information	~~126~~140

	10.4	Noncompliance	~~126~~140

	10.5	Judgments	~~126~~141

	10.6	Bankruptcy	~~127~~141

	10.7	~~UK Loan Party Insolvency. In respect of any UK Loan Party:~~ [Reserved]	~~127~~ 142

	10.8	Lien Priority	~~128~~142

	10.9	Cross Default	~~128~~142

	10.10	Termination or Limitation of Guaranty, Guarantor Security Agreement or Pledge Agreement	~~128~~143

	10.11	Change of Control	~~128~~143

	10.12	Invalidity	~~128~~143

	10.13	[Reserved]	~~129~~143

	10.14	Pension Plans	~~129~~143

	10.15	Indictment	~~129~~143

XI	LENDERS’ RIGHTS AND REMEDIES AFTER DEFAULT		~~129~~143

	11.1	Rights and Remedies	~~129~~143

	11.2	Agent’s Discretion	~~131~~146

	11.3	Setoff	~~131~~146

	11.4	Rights and Remedies not Exclusive	~~132~~146

	11.5	Allocation of Payments After Event of Default	~~132~~146

XII	WAIVERS AND JUDICIAL PROCEEDINGS		~~133~~148

	12.1	Waiver of Notice	~~133~~148

	12.2	Delay	~~133~~148

	12.3	Jury Waiver	~~134~~148

XIII	EFFECTIVE DATE AND TERMINATION		~~134~~149

	13.1	Term	~~134~~149

	13.2	Termination	~~134~~149

XIV	REGARDING AGENT		~~135~~149

	14.1	Appointment and Authority	~~135~~149

-v-

	14.2	Rights as a Lender	~~135~~150

	14.3	Exculpatory Provisions	~~136~~150

	14.4	Reliance by Agent	~~138~~153

	14.5	Delegation of Duties	~~139~~154

	14.6	Resignation of Agent	~~139~~154

	14.7	Non-Reliance on Agent and Other Lenders	~~140~~155

	14.8	No Other Duties, Etc.	~~141~~155

	14.9	Agent May File Proofs of Claim	~~141~~155

	14.10	Collateral and Guaranty Matters	~~141~~156

	14.11	Withholding Tax	~~144~~158

	14.12	No Reliance on Agent’s Customer Identification Program	~~144~~159

	14.13	~~Swiss Law Governed Security Documents~~[Reserved]	~~144~~159

	14.14	Recovery of Erroneous Payments	~~145~~160

XV	BORROWING AGENCY		~~145~~160

	15.1	Borrowing Agency Provisions	~~145~~160

	15.2	Waiver of Subrogation	~~146~~161

XVI	MISCELLANEOUS		~~146~~161

	16.1	Governing Law	~~146~~161

	16.2	Entire Understanding	~~147~~162

	16.3	Successors and Assigns; Participations; New Lenders	~~149~~164

	16.4	Application of Payments	~~152~~167

	16.5	Indemnity	~~152~~167

	16.6	Notice	~~154~~169

	16.7	Survival	~~156~~171

	16.8	Severability	~~156~~171

	16.9	Expenses	~~156~~171

	16.10	Injunctive Relief	~~157~~172

	16.11	Consequential Damages	~~157~~172

	16.12	Captions	~~157~~172

	16.13	Counterparts; Electronic Signatures	~~157~~172

	16.14	Construction	~~158~~173

	16.15	Confidentiality; Sharing Information	~~158~~174

	16.16	No Publicity	~~160~~175

-vi-

	16.17	Certifications From Banks and Participants; USA PATRIOT Act	~~160~~175

	16.18	Anti-Terrorism Laws	~~160~~176

	16.19	Acknowledgment and Consent to Bail-In	~~161~~176

XVII	GUARANTY		~~161~~177

	17.1	Guaranty	~~161~~177

	17.2	Taxes	~~162~~177

	17.3	Waivers	~~162~~177

	17.4	No Defense	~~162~~177

	17.5	Guaranty of Payment	~~162~~178

	17.6	Liabilities Absolute	~~163~~178

	17.7	Waiver of Notice	~~164~~179

	17.8	Agent’s Discretion	~~164~~179

	17.9	Reinstatement	~~164~~180

	17.10	Limitation on Obligations Guaranteed.	~~165~~181

	17.11	Financial Condition of Borrower and other Guarantors	~~166~~181

	17.12	Bankruptcy, Etc	~~166~~181

	17.13	Original Issue Discount Legend	~~166~~182

	17.14	Intercreditor Agreement	182

-vii-

LIST OF EXHIBITS AND SCHEDULES

Exhibits

Exhibit 1.2	Form of Compliance Certificate
Exhibit 2.1	Form of Term Loan Note
Exhibit 2.2	Form of Payment Notification
Exhibit 3.2	Form of Notice of Borrowing
Exhibit 3.8-1	Form of U.S. Tax Compliance Certificate
Exhibit 3.8-2	Form of U.S. Tax Compliance Certificate
Exhibit 3.8-3	Form of U.S. Tax Compliance Certificate
Exhibit 3.8-4	Form of U.S. Tax Compliance Certificate
Exhibit 8.1(d)	Form of Financial Condition Certificate
Exhibit 16.3	Form of Assignment Agreement
SchedulesSchedule 1.1	Commitments
Schedule 4.4	Equipment and Inventory Locations; Place of Business, Chief Executive Office, Real Property
Schedule 4.8(j)	Deposit and Investment Accounts
Schedule 5.1	Consents
Schedule 5.2(a)	States of Qualification and Good Standing
Schedule 5.2(b)	Subsidiaries
Schedule 5.4	Federal Tax Identification Number
Schedule 5.6	Prior Names
Schedule 5.7	Environmental
Schedule 5.8(b)	Litigation
Schedule 5.8(e)	Plans
Schedule 5.9	Intellectual Property
Schedule 5.10	Licenses and Permits
Schedule 5.13	Labor Disputes
Schedule 5.18	Equity Interests
Schedule 5.19	Commercial Tort Claims
Schedule 5.20	Letter of Credit Rights
Schedule 5.21	Material Contracts
Schedule 7.2	Permitted Encumbrances
Schedule 7.3	Guarantees
Schedule 7.4	Permitted Investments
Schedule 7.8	Permitted Indebtedness

-viii-

TERM LOAN CREDIT

AND

SECURITY AGREEMENT

Term Loan Credit and Security Agreement, dated as of August 5, 2021, by and among QUANTUM CORPORATION, a Delaware corporation (“Quantum” and together with each Person joined hereto as a borrower from time to time, collectively, the “Borrowers” and each a “Borrower”), each Person joined hereto as a guarantor from time to time (collectively, the “Guarantors”, and each a “Guarantor” and together with the Borrowers, collectively the “Loan Parties” and each a “Loan Party”), the financial institutions which are now or which hereafter become a party hereto (together with their respective successors and assigns, collectively, the “Lenders” and each individually a “Lender”), and ~~BLUE TORCH FINANCE~~ALTER DOMUS (US) LLC (“Alter Domus”, as successor in interest to Blue Torch~~”~~ Finance LLC), in its capacity as disbursing agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns, the “Agent”).

IN CONSIDERATION of the mutual covenants and undertakings set forth herein, the Loan Parties, Lenders and Agent hereby agree as follows:

I DEFINITIONS.

1.1 Accounting Terms. As used in this Agreement, the Other Documents or any certificate, report or other document made or delivered pursuant to this Agreement, accounting terms not defined in Section 1.2 hereof or elsewhere in this Agreement and accounting terms partly defined in Section 1.2 hereof to the extent not defined shall have the respective meanings given to them under GAAP; provided that, whenever such accounting terms are used for the purposes of determining compliance with financial covenants in this Agreement, such accounting terms shall be defined in accordance with GAAP; provided that, notwithstanding the foregoing, if there occurs after March 31, 2021 any change in GAAP that affects in any respect the calculation of any covenant set forth in this Agreement or the definition of any term defined under GAAP used in such calculations, and either Required Lenders or Borrowing Agent so request, Lenders and Borrowing Agent shall negotiate in good faith to amend the provisions of this Agreement that relate to the calculation of such covenants with the intent of having the respective positions of Agent, Lenders and the Loan Parties after such change in GAAP conform as nearly as possible to their respective positions as of the Closing Date, provided that, until any such amendments have been agreed upon, the covenants in this Agreement shall be calculated as if no such change in GAAP had occurred and the Loan Parties shall provide additional financial statements or supplements thereto, attachments to Compliance Certificates and/or calculations regarding financial covenants as Required Lenders may reasonably require in order to provide the appropriate financial information required hereunder with respect to the Loan Parties both reflecting any applicable changes in GAAP and as necessary to demonstrate compliance with the financial covenants before giving effect to the applicable changes in GAAP. The term “without qualification” as used herein to refer to opinions or reports provided by accountants shall mean an opinion or report that is (i) unqualified (other than qualifications pertaining solely to changes in GAAP to the extent any such change has no material effect on the calculation of, or compliance with, any financial covenant contained herein), and (ii) does not include any explanation, supplemental comment, or other comment concerning the ability of the applicable Person to continue as a going concern or concerning the scope of the audit, except in the case of each of the foregoing clauses (i) and (ii), any such qualification, explanation, supplemental comment, or comment resulting solely from (1) an upcoming maturity date with respect to the Term Loan or the Revolving Loan Indebtedness or (2) a breach or anticipated breach of a financial covenant. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Historical Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

1.2 General Terms. For purposes of this Agreement the following terms shall have the following meanings:

“2022 Rights Offering” shall mean the issuance or sale of Equity Interests of Quantum in a public offering on or about the Third Amendment Effective Date.

“2025 Equity Line of Credit” shall mean the sale of shares of Quantum’s common stock pursuant to that certain Standby Equity Purchase Agreement, dated as of January 25, 2025, between Quantum and YA II PN, Ltd.

~~“Accountants” shall have the meaning set forth in Section 9.7 hereof.~~

“ABR” shall mean, for any day, the greatest of (a) the Floor plus one percent (1.00%), (b) the Federal Funds Rate plus one-half of one percent (0.50%) per annum, (c) the Adjusted Term SOFR ~~Rate~~rate for a one-month tenor in effect on such day plus one percent (1.00%) and (d) the Prime Rate. Any change in the ABR due to a change in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR, respectively.

“ABR Loan” shall mean a Loan which accrues interest by reference to ABR, in accordance with the terms of this Agreement.

“ABR Term SOFR Determination Day” shall have the meaning specified in the definition of “Term SOFR”.

“Accountants” shall have the meaning set forth in Section 9.7 hereof.

“Acquired Indebtedness” shall mean Indebtedness of a Person whose assets or Equity Interests are acquired by a Loan Party or any of its Subsidiaries in a Permitted Acquisition or other Permitted Investment; provided that such Indebtedness: (a) was in existence prior to the date of such Permitted Acquisition or other Permitted Investment, and (b) was not incurred in connection with, or in contemplation of, such Permitted Acquisition or other Permitted Investment.

“Activation Notice” shall have the meaning set forth in Section 4.8(h) hereof.

“Additional Reporting Period” shall mean the period commencing upon the occurrence of an Additional Reporting Triggering Event and ending upon the occurrence of an Additional Reporting Satisfaction Event.

“Additional Reporting Satisfaction Event” shall mean the earlier of (x) the earliest date after the occurrence of an Additional Reporting Triggering Event on which EBITDA for Quantum and its Subsidiaries, on a consolidated basis (tested by reference to the financial statements with respect to such fiscal quarter delivered (or required to be delivered) to Agent pursuant to Section 9.8) is greater than $0 and (y) the date on which the Loans held by the Dialectic Lender on the Fifteenth Amendment Effective Date have been Paid in Full.

“Additional Reporting Triggering Event” shall occur if, prior to such time as the Loans held by the Dialectic Lender on the Fifteenth Amendment Effective Date have been paid in full, at the end of any fiscal quarter of Quantum (commencing with the fiscal quarter ending December 31, 2025 and tested by reference to the financial statements with respect to such fiscal quarter delivered (or required to be delivered) to Agent pursuant to Section 9.8), EBITDA for Quantum and its Subsidiaries, on a consolidated basis, is less than $0; provided that, (i) with respect to the fiscal quarter ending December 31, 2025, EBITDA shall be calculated for the one (1) fiscal quarter period then ended, (ii) with respect to the fiscal quarter ending March 31, 2026, EBITDA shall be calculated for the two (2) consecutive fiscal quarter period then ended, and (iii) with respect to the fiscal quarter ending June 30, 2026, EBITDA shall be calculated for the three (3) consecutive fiscal quarter period then ended.

“Adjusted Funded Debt” shall mean, with respect to any Person on any date of determination, the result of (a) the Funded Debt of such Person on such date, minus (b) all Qualified Cash of such Person on such date in an aggregate amount not to exceed $15,000,000.

“Adjusted Term SOFR” shall mean, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

“Advances” shall have the meaning provided for in the Revolving Loan Agreement.

“Affected Lender” shall have the meaning set forth in Section 3.9 hereof.

“Affiliate” of any Person shall mean (a) any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director, manager, member, managing member, general partner or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) solely for the purposes of Section 7.10, to vote ten percent (10%) or more of the Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for any such Person, and (y) for all other purposes, to vote a majority of the Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for any such Person or to direct or cause the direction of the management and policies of such Person whether by ownership of Equity Interests, contract or otherwise. For the avoidance of doubt, no Lender, in its capacity as a holder of Warrants, shall constitute an Affiliate of Quantum.

“Agent” shall have the meaning set forth in the preamble to this Agreement and shall include its successors and permitted assigns.

“Agreement” shall mean this Term Loan Credit and Security Agreement, as amended ~~by that certain First Amendment to Term Loan Credit and Security Agreement, dated as of September 30, 2021, that certain Second Amendment to Term Loan Credit and Security Agreement, dated as of March 15, 2022, that certain Third Amendment to Term Loan Credit and Security Agreement, dated as of April 25, 2022, that certain Fifth Amendment dated as of February 14, 2024, that certain Sixth Amendment dated as of March 22, 2024, that certain Seventh Amendment dated as of May 15, 2024, that certain Eighth Amendment dated as of May 24, 2024, that certain Ninth Amendment dated as of July 11, 2024 and the Tenth Amendment and as the same may be further amended, modified, supplemented, renewed~~, restated, ~~refinanced or replaced~~supplemented or otherwise modified from time to time.

“Anti-Terrorism Laws” shall mean any Laws applicable to any Loan Party relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, modified, supplemented or replaced from time to time, including Executive Order No. 13224, the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC (as any of the foregoing laws may from time to time be amended, renewed, extended, or replaced).

“Applicable ECF Percentage” shall mean, for any fiscal year of Borrowers, (a) 75% if the Total Net Leverage Ratio as of the last day of such fiscal year is greater than or equal to 3.00:1.00, (b) 50% if the Total Net Leverage Ratio as of the last day of such fiscal year is less than 3.00:1.00 and greater than or equal to 2.50:1.00 and (c) 0% if the Total Net Leverage Ratio as of the last day of such fiscal year is less than 2.50:1.00.

“Applicable Law” shall mean all laws, rules and regulations applicable to the Person, conduct, transaction, covenant, Other Document or contract in question, including all applicable common law and equitable principles, all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations, treaties, directives and orders of any Governmental Body, and all binding orders, judgments and decrees of all courts and arbitrators.

“Applicable Margin” shall mean, as of any date of determination, with respect to the interest rate of any Term Loan (or any portion thereof):

(a) from the Closing Date to, but not including, the Tenth Amendment Effective Date, the Applicable Margin set forth in this Agreement immediately prior to the Tenth Amendment Effective Date;

(b) from, and including, the Tenth Amendment Effective Date until and including March 31, 2025 (the “Initial Applicable Margin Period”),

(i) in the case of the Initial Term Loan or any portion thereof that is an ABR Loan, 8.75% per annum and in the case of the Initial Term Loan or any portion thereof that is a SOFR Loan, 9.75% per annum, in each case, 3.75% of which shall be PIK Interest (provided that, upon receipt by the Borrowers of cash proceeds from any Qualified Contribution and the application thereof to the Term Loans pursuant to Section 2.3(c) at any time on or prior to December 31, 2024, the then applicable PIK Interest rate under this clause (b)(i) shall be automatically reduced by, without duplication, (1) if the aggregate amount of Net Cash Proceeds from Qualified Contributions is equal to or greater than $10,000,000 but less than $20,000,000, 1.00% and (2) if the aggregate amount of Net Cash Proceeds from Qualified Contributions is equal to or greater than $20,000,000, 2.00%),

(ii) in the case of a Delayed Draw Term Loan or any portion thereof that is an ABR Loan, 11.00% per annum and in the case of a Delayed Draw Term Loan that is a SOFR Loan, 12.00% per annum, in each case, 6.00% of which shall be PIK Interest, and

(iii) in the case of the Fourth Amendment Loan or any portion thereof that is an ABR Loan, 9.00% per annum and in the case of the Fourth Amendment Loan or any portion thereof that is a SOFR Loan, 10.00%, in each case, 100% of which shall be PIK Interest;

(c) from, and including, April 1, 2025,

(i) in the case of the Initial Term Loan or any portion thereof, if the Total Net Leverage Ratio of Quantum and its Subsidiaries for any four fiscal quarter period ending as of the last day of any fiscal quarter ending on or after April 1, 2025 for which quarterly financial statements and a certificate of a senior officer of Quantum are received by the Agent and the Lenders in accordance with Section 9.8 is (A) greater than 4.00 to 1.00, the Applicable Margin for the Initial Term Loan shall be the amount described in clause (b)(i) plus 1.00% per annum, which increase shall solely be in the form of PIK Interest and (B) less than 3.50 to 1.00, the Applicable Margin for the Initial Term Loan shall be the amount described in clause (b)(i) minus 1.00% per annum, which decrease shall be made to the PIK Interest component (for the avoidance of doubt, the Applicable Margin for the Initial Term Loan shall remain unchanged from the amount described in clause (b)(i) if the Total Net Leverage Ratio of Quantum and its Subsidiaries for any twelve-month period ending as of the last day of any such fiscal quarter following the Initial Applicable Margin Period is greater than or equal to 3.50 to 1.00 and less than or equal to 4.00 to 1.00);

(ii) in the case of a Delayed Draw Term Loan or any portion thereof, the Applicable Margin for such Delayed Draw Term Loan shall be the amount described in clause (b)(ii) plus 2.00% per annum, which increase shall be solely in the form of PIK Interest; and

(iii) in the case of the Fourth Amendment Loan or any portion thereof, the Applicable Margin shall be the amount described in clause (b)(iii).

Subject to the last sentence below, the adjustment of the Applicable Margin (if any) under clause (c)(i) will occur two Business Days after the date the Agent receives the quarterly financial statements and a certificate of a senior officer of Quantum in accordance with Section 9.8. Notwithstanding the foregoing, (1) the Applicable Margin shall be set at the highest level set forth in clause (c)(i) (x) upon the occurrence and during the continuation of a Default or Event of Default, subject to any additional increase pursuant to Section 3.1(c) (Default Rate), or (y) if for any period, the Agent does not receive the financial statements and certificates described above, for the period commencing on the date such financial statements and certificate were required to be delivered through the date on which such financial statements and certificate are actually received by the Agent and the Lenders; and (2) in the event that any financial statement or certificate described above is inaccurate (regardless of whether this Agreement or any Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin under clause (c)(i) for any fiscal period, then the Applicable Margin under clause (c)(i) for such fiscal period shall be adjusted retroactively (to the effective date of the determination of the Applicable Margin that was based upon the delivery of such inaccurate financial statement or certificate) to reflect the correct Applicable Margin, and the Borrowers shall promptly make payments to the Agent and the Lenders to reflect such adjustment.

“Approvals” shall have the meaning set forth in Section 5.7(b) hereof.

~~“Approved Budget” shall mean, collectively, (a) the Initial Approved Budget and (b) any revisions, adjustments or modifications to the Initial Approved Budget which have been consented to by the Agent and the Delayed Draw Term Loan Lenders in writing (which consent shall not be unreasonably withheld or conditioned) and delivered to the Agent and the Lenders pursuant to Section 9.14.~~

“Approved Electronic Communication” shall mean each notice, demand, communication, information, document and other material transmitted, posted or otherwise made or communicated by e-mail, e-fax, or any other equivalent electronic service agreed to by Agent, whether owned, operated or hosted by Agent, any Lender, any of their Affiliates or any other Person, that any party is obligated to, or otherwise chooses to, provide to Agent or Lenders pursuant to this Agreement or any Other Document, including any financial statement, financial and other report, notice, request, certificate and other information material; provided that Approved Electronic Communications shall not include any notice, demand, communication, information, document or other material that Agent specifically instructs a Person to deliver in physical form.

“Assignment Agreement” shall mean a document in the form of Exhibit 16.3 hereto or such other form acceptable to Agent.

“Available Tenor” shall mean, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.11(d).

“Average Liquidity” shall mean, for any period of determination, the quotient obtained by dividing (a) the sum of Liquidity for each day during the applicable period ending on the day immediately preceding such date of determination, by (b) the number of days in such period.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers.

“Bail-In Legislation” shall mean, (a) with respect to any EEA Member Country which has implemented or at any time implements Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time and (b) with respect to the United Kingdom, the UK Bail-In Legislation.

“Benchmark” shall mean, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.11(a).

“Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the Other Documents.

“Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Agent and the Borrowers giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to the then-current Benchmark:

(a)

in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b)

in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)

a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b)

a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)

a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” shall mean, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” shall mean, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Other Document in accordance with Section 3.11 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Other Document in accordance with Section 3.11.

“Beneficial Ownership Certification” shall mean a certificate regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” shall mean 31 C.R.R. § 1010.230.

~~“Blocked Account Banks” shall have the meaning set forth in Section 4.8(h) hereof.~~

~~“Blocked Accounts” shall have the meaning set forth in Section 4.8(h) hereof.~~

~~“Blue Torch Lenders” shall have the meaning set forth in Section 6.18.~~

~~“Blue Torch Takeout Date” shall have the meaning set forth in Section 6.18.~~

“Board of Governors” shall mean the Board of Governors of the Federal Reserve System of the United States of America, or any successor thereto.

“Borrower” or “Borrowers” shall have the meaning set forth in the preamble to this Agreement and shall extend to all permitted successors and assigns of such Persons.

“Borrower Account” shall have the meaning set forth in Section 2.2(b) hereof.

“Borrowing Agent” shall mean Quantum.

~~“Borrowing Base Certificate” shall have the meaning provided for in the Revolving Loan Agreement.~~

“Business Day” shall mean any day other than Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in New York, New York.

“Capital Expenditures” shall mean (a) expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements (or of any replacements or substitutions thereof or additions thereto) which have a useful life of more than one year and which, in accordance with GAAP, would be classified as capital expenditures and (b) purchases of Service Inventory and net transfers of Manufacturing Inventory into Service Inventory. Capital Expenditures for any period shall include the principal portion of Capitalized Lease Obligations paid in such period.

~~“Capitalized Lease Obligation” shall mesan, with respect to any Person, obligations of such Person under a Capital Lease.~~

“Capital Lease” shall mean a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

“Capitalized Lease Obligation” shall mean, with respect to any Person, obligations of such Person under a Capital Lease.

“Cash Equivalents” shall mean (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s, (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $500,000,000, (e) deposit accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the full amount maintained with any such other bank is insured by the Federal Deposit Insurance Corporation, (f) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or any recognized securities dealer having combined capital and surplus of not less than $500,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (d) above, (g) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, and (h) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above.

“Cash Management Policy” shall mean that certain Domestic Investment Policy of Quantum, as approved by its board of directors and as in effect ~~on the Fourth Amendment Effective Date~~from time to time.

“Cash Management Products and Services” shall mean agreements or other arrangements entered into by a Loan Party in the Ordinary Course of Business for the following products or services: (a) credit cards; (b) credit card processing services; (c) debit cards and stored value cards; (d) commercial cards; (e) ACH transactions; or (f) cash management and treasury management services and products, including without limitation controlled disbursement accounts or services, lockboxes, automated clearinghouse transactions, overdrafts, interstate depository network services.

“CERCLA” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §§9601 et seq.

“Change in Law” shall mean the occurrence, after the Tenth Amendment Effective Date, of any of the following: (a) the adoption or taking effect of any Applicable Law; (b) any change in any Applicable Law or in the administration, implementation, interpretation or application thereof by any Governmental Body; or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of Applicable Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of law), in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented.

“Change of Control” shall mean:

(a) any person or group of persons (within the meaning of Section 13(d) or 14(a) of the Exchange Act), other than one or more Permitted Holders, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under the Exchange Act) of thirty-five percent (35%) or more of the voting Equity Interests of Quantum;

(b) any person or group of persons, other than one or more Permitted Holders, shall have acquired, by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, control over the Equity Interests of such persons entitled to vote for members of the board of directors of Quantum (on a fully diluted basis and taking into account all such Equity Interests that such person or group of persons has the right to acquire pursuant to any option right) representing thirty-five percent (35%) or more of the combined voting power of such Equity Interests;

(c) except pursuant to a transaction permitted hereunder, the failure of Quantum to beneficially own, directly or indirectly (on a fully diluted basis), one hundred percent (100%) of the voting Equity Interests of any other Loan Party; or

(d) any “change of control” or similar event (however denominated) shall occur under any indenture or other agreement with respect to Material Indebtedness of any Loan Party.

“Charges” shall mean all taxes, charges, fees, imposts, levies or other assessments, including all net income, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation and property taxes, custom duties, fees, assessments, liens, claims and charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts, imposed by any taxing authority or other Governmental Body, domestic or foreign (including the PBGC or any environmental agency or superfund), upon the Collateral, any Loan Party or any of its Subsidiaries or Affiliates.

“CIP Regulations” shall have the meaning set forth in Section 14.12 hereof.

“Claims” shall have the meaning set forth in Section 16.5 hereof.

“Closing Date” shall mean ~~the date of this Agreement~~August 5, 2021.

“Closing Date Lenders” shall mean the Lenders set forth on Schedule 1.1 hereto under the heading “Closing Date Initial Term Loans”.

“Closing Date Projections” shall have the meaning set forth in Section 5.5(b) hereof.

“Closing Date Transactions” shall have the meaning set forth in the definition of “Transactions”.

“Code” shall mean the Internal Revenue Code of 1986, as the same may be amended, modified or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

“Collateral” shall mean and include all right, title and interest of each Loan Party in all of the following property and assets of such Loan Party, in each case whether now existing or hereafter arising or created and whether now owned or hereafter acquired and wherever located:

(a) all Receivables and all supporting obligations relating thereto;

(b) all Equipment and fixtures;

(c) all general intangibles (including all payment intangibles and all software) and all supporting obligations related thereto;

(d) all Inventory;

(e) all Subsidiary Stock, securities, Investment Property, and financial assets;

(f) all Real Property;

(g) all Intellectual Property, including, as applicable, all (i) reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals, reversions and extensions of the foregoing, (ii) goodwill of the business connected with the use of, and symbolized by, each trademark and trademark application, (iii) any claims for damages by way of any past, present, or future infringement of any of the foregoing and proceeds thereof (including, without limitation, any proceeds resulting under insurance policies), and (iv) all cash, income, royalties, fees, other proceeds, Receivables, accounts and general intangibles that consist of rights of payment to or on behalf of any Loan Party, proceeds from the sale, licensing or other disposition of all or any part of, or rights in, the foregoing by or on behalf of any Loan Party, and all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof;

(h) all contract rights, rights of payment which have been earned under a contract, chattel paper (including electronic chattel paper and tangible chattel paper), commercial tort claims (whether now existing or hereafter arising); documents (including all warehouse receipts and bills of lading), deposit accounts, goods, instruments (including promissory notes), letters of credit (whether or not the respective letter of credit is evidenced by a writing) and letter-of-credit rights, cash and cash equivalents, certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), security agreements, eminent domain proceeds, condemnation proceeds, commercial tort claim proceeds and all supporting obligations;

(i) all ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by any Loan Party or in which it has an interest), computer programs, tapes, disks and documents, and any other books and records, including all of such property relating to the property described in clauses (a) through and including (h) of this definition; and

(j) all proceeds and products of the property described in clauses (a) through and including (i) of this definition, in whatever form.

It is the intention of the parties that if Agent shall fail to have a perfected Lien in any particular property or assets of any Loan Party for any reason whatsoever, but the provisions of this Agreement and/or of the Other Documents, together with all financing statements and other public filings relating to Liens filed or recorded against the Loan Parties, would be sufficient to create a perfected Lien in any property or assets that such Loan Party may receive upon the Disposition of such particular property or assets, then all such “proceeds” of such particular property or assets shall be included in the Collateral as original collateral that is the subject of a direct and original grant of a security interest as provided for herein and in the Other Documents (and not merely as proceeds (as defined in Article 9 of the Uniform Commercial Code) in which a security interest is created or arises solely pursuant to Section 9-315 of the Uniform Commercial Code).

Notwithstanding the ~~forgoing~~foregoing, Collateral shall not include any Excluded Property.

“Commitment” shall mean, as to any Lender, such Lender’s commitment to make a portion of any Term Loan under this Agreement. ~~The~~As of the Tenth Amendment Effective Date, the amount of each Lender’s commitment to make a Term Loan is set forth in Schedule 1.1 hereto, and the aggregate amount of the Commitments as of the Fifteenth Amendment Effective Date is $0.

“Company Stockholder Meeting” shall have the meaning set forth in the Fifteenth Amendment Transaction Agreement.

“Compliance Certificate” shall mean a compliance certificate substantially in the form of Exhibit 1.2 hereto to be signed by the Chief Financial Officer, Principal Accounting Officer, Chief Accounting Officer, Treasurer or Controller (or any person serving the equivalent function of any of the foregoing) of Borrowing Agent.

“Conforming Changes” shall mean, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.2(c) and other technical, administrative or operational matters) that the Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement and the Other Documents).

“Consents” shall mean all filings and all licenses, permits, consents, approvals, authorizations, qualifications and binding orders of Governmental Bodies and other third parties, domestic or foreign, necessary to carry on any Loan Party’s business or necessary (including to avoid a conflict or breach under any agreement, instrument, other document, license, permit or other authorization) for the execution, delivery or performance of this Agreement, or the Other ~~Documents, or the Revolving Loan~~ Documents, including any Consents required under all applicable federal, state or other Applicable Law.

“Control Agreement” shall mean a control agreement, in form and substance reasonably satisfactory to Agent and the Required Lenders, executed and delivered by a Loan Party, Agent, ~~Revolving Loan Agent~~ and the applicable depository bank (with respect to a ~~Blocked Account or~~ Depository Account) or securities intermediary (with respect to a securities account).

“Controlled Group” shall mean, at any time, each Loan Party and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with any Loan Party, are treated as a single employer under Section 414 of the Code.

~~“COO” shall have the meaning specified therefor in Section 6.19.~~

~~“CRO” shall have the meaning specified therefor in Section 6.19.~~

“Covered Entity” shall mean (a) each Loan Party, each Subsidiary of each Loan Party, all Guarantors and all pledgors of Collateral, (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above and (c) the directors, officers and employees of any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect (x) ownership of, or power to vote, twenty-five percent (25%) or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise.

“COVID-19 Debt” shall mean any Indebtedness incurred under the Paycheck Protection Program or any similar program provided by a U.S. Governmental Body as part of a stimulus package associated with the COVID-19 pandemic.

“CRO” shall have the meaning specified therefor in Section 6.19.

“Currency Exchange Rate” shall mean, with respect to a currency, the rate determined by Agent as the spot rate for the purchase of such currency with another currency.

“Customer” shall mean and include the account debtor with respect to any Receivable and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with any Loan Party, pursuant to which such Loan Party is to deliver any personal property or perform any services.

“Default” shall mean an event, circumstance or condition which, with the giving of notice or passage of time or both, would constitute an Event of Default.

“Default Rate” shall have the meaning set forth in Section 3.1 hereof.

“Delayed Draw Commitment” shall mean, with respect to each Delayed Draw Term Loan Lender, the commitment of such Lender to make Delayed Draw Term Loans to the Borrowers in the amount set forth opposite such Lender’s name on Schedule 1.1 hereto or in the Assignment Agreement pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement. The aggregate principal amount of the Delayed Draw Commitments on the Tenth Amendment Effective Date is $26,315,789.47, and the aggregate amount of the Delayed Draw Commitments as of the Fifteenth Amendment Effective Date is $0.

“Delayed Draw Commitment Termination Date” shall mean the earlier to occur of (a) October 31, 2024 and (b) the Maturity Date.

“Delayed Draw Term Loan ~~Lender~~Lenders” shall mean (x) prior to the Fifteenth Amendment Effective Date, a Lender with a Delayed Draw ~~Term Loan~~ Commitment and/or a Delayed Draw Term Loan, and (y) from and after the Fifteenth Amendment Effective Date, the Dialectic Delayed Draw Term Loan Lenders and the OC III Delayed Draw Term Loan Lenders.

“Delayed Draw Term Loans” shall mean (x) prior to the Fifteenth Amendment Effective Date, the term loans made by the Delayed Draw Term Loan Lenders on the Tenth Amendment Effective Date and from time to time thereafter pursuant to Section 2.1(a)(iii), and (y) from and after the Fifteenth Amendment Effective Date, the Dialectic Delayed Draw Term Loans and the OC III Delayed Draw Term Loans. The aggregate principal amount of the Delayed Draw Term Loans as of the Fifteenth Amendment Effective Date is $22,071,928.14.

“Depository Accounts” shall have the meaning set forth in Section 4.8(h) hereof.

“Dialectic” shall mean, Dialectic Technology SPV LLC, a Delaware limited liability company.

“Dialectic Convertible Notes” shall mean the Convertible Notes (as defined in the Fifteenth Amendment Transaction Agreement), as the same may be amended, restated, refinanced or otherwise modified from time to time to the extent not prohibited by the Intercreditor Agreement.

“Dialectic Convertible Noteholders” shall mean the “Holders” as defined in the Dialectic Convertible Notes Indenture.

“Dialectic Convertible Notes Documents” shall mean, collectively, the following (as the same may be amended, restated, refinanced or otherwise modified from time to time to the extent not prohibited by the Intercreditor Agreement): (a) the Dialectic Convertible Notes, (b) the Dialectic Convertible Notes Indenture, (c) Dialectic Convertible Notes Registration Rights Agreement, and the other “Convertible Notes Documents” (as defined in the Dialectic Convertible Notes Indenture).

“Dialectic Convertible Notes Exchange” shall mean the “Debt Exchange” as defined in the Fifteenth Amendment Transaction Agreement. For the avoidance of doubt, upon the consummation of the Dialectic Convertible Notes Exchange, no Obligations (including the Dialectic Term Loans, any interest accrued thereon and any prepayment penalties in connection therewith) shall be owed by any Loan Party to Dialectic pursuant to this Agreement or the Other Documents.

“Dialectic Convertible Notes Exchange Approval” shall mean the “Debt Exchange Approval” as defined in the Fifteenth Amendment Transaction Agreement.

“Dialectic Convertible Notes Indenture” shall mean the “Convertible Notes Indenture” as defined in the Fifteenth Amendment Transaction Agreement.

“Dialectic Convertible Notes Registration Rights Agreement” shall mean the “Notes Registration Rights Agreement” as defined in the Fifteenth Amendment Transaction Agreement.

“Dialectic Convertible Notes Trustee” shall mean the “Trustee” as defined in the Dialectic Convertible Notes Indenture.

“Dialectic Delayed Draw Term Loan Continuation” shall have the meaning set forth in the Fifteenth Amendment.

“Dialectic Delayed Draw Term Loan Lender” shall mean any Lender that holds Dialectic Delayed Draw Term Loans.

“Dialectic Delayed Draw Term Loans” shall have the meaning set forth in the Fifteenth Amendment.

“Dialectic Initial Term Loan Continuation” shall have the meaning set forth in the Fifteenth Amendment.

“Dialectic Initial Term Loan Lender” shall mean any Lender that holds Dialectic Initial Term Loans.

“Dialectic Initial Term Loans” shall have the meaning set forth in the Fifteenth Amendment.

“Dialectic Lender” shall mean, Dialectic, in its capacity as a Lender.

“Dialectic Term Loans” shall mean the Dialectic Initial Term Loans and the Dialectic Delayed Draw Term Loans.

“Dialectic Term Loan Lender” shall mean any Lender that holds Dialectic Term Loans.

“Disposition” shall mean, with respect to any particular property or asset (other than cash or Cash Equivalents), the sale, lease, license, exchange, transfer or other disposition of such property or asset, and to “Dispose” of any particular property or asset shall mean to sell, lease, license, exchange, transfer or otherwise dispose of such property or asset.

“Disqualified Equity Interests” shall mean any Equity Interests which, by their terms (or by the terms of any security or other Equity Interests into which they are convertible or for which they are exchangeable), or upon the happening of any event or condition, (a) mature or are mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or are redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is one hundred eighty (180) days following the Maturity Date (excluding any provisions requiring redemption upon a “change of control” or similar event; provided that such “change of control” or similar event results in the Payment in Full of the Obligations), (b) are convertible into or exchangeable for (i) debt securities or (ii) any Equity Interests referred to in (a) above, in each case, at any time on or prior to the date that is one hundred eighty (180) days following the Maturity Date, or (c) are entitled to receive scheduled dividends or distributions in cash prior to the time that the Obligations are Paid in Full.

“Document” shall have the meaning given to the term “document” in the Uniform Commercial Code.

“Dollar” and the sign “$” shall mean lawful money of the United States of America.

“Dollar Equivalent” shall mean, as of any date of determination, (a) as to any amount denominated in Dollars, the amount thereof as of such date of determination, and (b) as to any amount denominated in another currency, the equivalent amount thereof in Dollars as determined by Agent on the basis of the Currency Exchange Rate for the purchase of Dollars with such currency in effect on such date of determination.

“EBITDA” shall mean, for any period, with respect to Quantum and its Subsidiaries, on a consolidated basis, the result of:

(a) net income (or loss) for such period, minus

(b) without duplication, the sum of the following amounts for such period (in each case to the extent included in determining net income (or loss) for such period):

(i) tax credits based on income, profits or capital, including federal, foreign, state, franchise and similar taxes,

(ii) extraordinary, unusual, or non-recurring revenue, income and gains,

(iii) interest income,

(iv) income arising by reason of the application of FAS 141R,

(v) gains attributable to Investments in joint ventures and partnerships to the extent not distributed in cash to Quantum and its Subsidiaries,

(vi) cash or non-cash exchange, translation or performance gains relating to any Interest Rate Hedge, Foreign Currency Hedge or foreign currency exchange transaction, and

(vii) extraordinary, unusual or non-recurring non-cash gains or income (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced EBITDA in any prior Reference Period), plus

(c) without duplication, the sum of the following amounts for such Reference Period (in each case to the extent included in determining net income (or loss) for such Reference Period):

(i) extraordinary, unusual, or non-recurring cash costs, cash expenses and cash losses, severance, facility closure costs and other restructuring charges, costs or reserves; provided that the aggregate amount of all such costs, expenses, losses, charges and reserves added to net income pursuant to this clause (c)(i) shall not exceed (x) $5,000,000 in any Reference Period (other than any Reference Period that includes a fiscal quarter referenced in clause (c)(i)(y) or (c)(i)(z)), (y) $22,000,000 in the aggregate for the fiscal quarters ending June 30, 2023, September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024, and (z) $10,000,000 in the aggregate for the fiscal quarters ending September 30, 2024, December 31, 2024, March 31, 2025 and June 30, 2025; provided that, together with each Compliance Certificate delivered pursuant to Section 9.7 or Section 9.8 for each Reference Period ending on or after June 30, 2023, Borrowing Agent shall provide Agent with a reasonably detailed itemization of all such costs, expenses, losses, charges and reserves added to net income pursuant to this clause (c)(i),

(ii) Interest Expense,

(iii) cash or non-cash exchange, translation, or performance losses relating to any Interest Rate Hedge, Foreign Currency Hedge or foreign currency exchange transaction,

(iv) tax expense based on income, profits or capital, including federal, foreign, state, franchise, excise, VAT, property, withholding and similar taxes (and for the avoidance of doubt, specifically excluding any sales taxes or any other taxes held in trust for a Governmental Body),

(v) depreciation and amortization expenses,

(vi) service parts lower of cost or market non-cash adjustment up to an aggregate amount not to exceed $2,000,000 in any fiscal quarter,

(vii) reasonable costs, expenses, and fees (whether paid in cash, capitalized through amortization or written off) (A) incurred at any time prior to, on, or within the six (6) month period following the Closing Date in connection with the transactions contemplated by this Agreement and the Revolving Loan Agreement (in each case, including any amendments thereto and any refinancing of the Revolving Loan Agreement) and the repayment of the Indebtedness under the Existing Loan Documents up to an aggregate amount for all such costs, expenses and fees incurred under this clause (c)(vii)(A) not to exceed $20,000,000, (B) incurred in connection with any Permitted Acquisition or other Permitted Investment consummated prior to the Closing Date; provided, that, such costs, expenses and fees added back pursuant to this clause (c)(vii)(B) shall not exceed 10% of EBITDA for such Reference Period when taken together with any amounts added back for the same Reference Period pursuant to clause (c)(xi)(A) below (prior to giving effect to this clause (c)(vii)(B) and clause (c)(xi)(A)), (C) incurred at any time prior to, on, or within the six (6) month period following the Fourth Amendment Effective Date in connection with the transactions contemplated by this Agreement, any amendments hereto (including the Fourth Amendment), the Revolving Loan Agreement (including any amendments thereto) and the Tenth Amendment to Revolving Loan Agreement ~~or~~, (D) incurred at any time prior to, on, or within the six (6) month period following the Tenth Amendment Effective Date in connection with Tenth Amendment Transactions or (E) incurred at any time prior to, on, or within the six (6) month period following the Fifteenth Amendment Effective Date in connection with Fifteenth Amendment Transactions,

(viii) [reserved],

(ix) non-cash compensation expenses (including deferred non-cash compensation expenses), or other non-cash expenses or charges, arising from the sale or issuance of Equity Interests, the granting of stock options, and the granting of stock appreciation rights and similar arrangements (including any repricing, amendment, modification, substitution, or change of any such Equity Interests, stock option, stock appreciation rights, or similar arrangements), minus the amount of any such expenses or charges when paid in cash to the extent not deducted in the computation of net income (or loss),

(x) expenses reimbursed in cash by a third Person pursuant to an indemnity or guaranty in favor of Quantum or any of its Subsidiaries to the extent such amounts are actually received by Quantum or any of its Subsidiaries during such Reference Period,

(xi) with respect to any Permitted Acquisition or other Permitted Investment consummated after the Closing Date:

(A) out-of-pocket costs, fees, charges or expenses paid by Quantum or any of its Subsidiaries to any Person for services performed by such Person in connection with such Permitted Acquisition or other Permitted Investment to the extent incurred on or within 180 days prior to the consummation of such Permitted Acquisition or other Permitted Investment;

(B) purchase accounting adjustments, including, without limitation, a dollar for dollar adjustment for that portion of revenue that would have been recorded in the relevant period had the balance of deferred revenue (unearned income) recorded on the closing balance sheet and before application of purchase accounting not been adjusted downward to fair value to be recorded on the opening balance sheet in accordance with GAAP purchase accounting rules; and

(C) non-cash adjustments in accordance with GAAP purchase accounting rules under FASB Statement No. 141R and EITF Issue No. 01-3, in the event that such an adjustment is required by Quantum’s independent auditors, in each case, as determined in accordance with GAAP;

provided, that, any amounts added back pursuant to clause (c)(xi)(A) shall not to exceed 10% of EBITDA for such Reference Period when taken together with any amounts added back for the same Reference Period pursuant to clause (c)(vii)(B) above (prior to giving effect to clause (c)(xi)(A) and clause (c)(vii)(B)),

(xii) non-cash losses, expenses, and charges attributable to Investments in joint ventures and partnerships,

(xiii) non-cash losses on sales or write-downs of assets, non-cash amortization or debt issuance costs, non-cash costs or charges associated with the issuance of any warrants issued by Quantum prior to the Closing Date, the Fourth Amendment Warrants, the Tenth Amendment Warrants, the warrants issued pursuant to the Fifteenth Amendment Transaction Agreement (the “Fifteenth Amendment Warrants”) and any other warrants issued to the Lenders and any other non-cash charges or losses in accordance with GAAP; provided that if any such non-cash items represent an accrual or reserve for potential cash items in any future period, (A) the Borrowers may elect not to add back such non-cash item in the current period and (B) to the extent the Borrowers elect to add back any such non-cash item, the cash payment in respect thereof in such future period shall be subtracted from EBITDA to such extent, and

(xiv) losses and costs arising from the extinguishment of Indebtedness under the Existing Loan Documents, this Agreement or the Other Documents, or otherwise in connection with the Fifteenth Amendment Transactions.

Notwithstanding the foregoing or any other provisions of this Agreement to the contrary, (x) for purposes of calculating EBITDA for any fiscal period of four (4) consecutive fiscal quarters (each, a “Reference Period”), (A) if at any time during such Reference Period, Quantum or any of its Subsidiaries shall have made a Permitted Acquisition or other Permitted Investment, EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Permitted Acquisition or other Permitted Investment had occurred on the first day of the applicable

Reference Period (including pro forma adjustments arising out of events which are directly attributable to such Permitted Acquisition or other Permitted Investment, are factually supportable, and are expected to have a continuing impact, in each case to be mutually and reasonably agreed upon by Borrowers and the Required Lenders) and (B) if at any time during such Reference Period, Quantum or any of its Subsidiaries shall have made any Disposition of any division or line of business outside the ordinary course of business that is permitted under this Agreement, EBITDA for such Reference Period shall be reduced by an amount equal to the EBITDA (if positive) attributable to the property that is the subject of such Disposition for such Reference Period or increased by an amount equal to the EBITDA (if negative) attributable thereto for such Reference Period, and (y) to the extent that any portion of the COVID-19 Debt is forgiven during any fiscal quarter, such portion shall be ignored for purposes of calculating EBITDA for each period of four (4) consecutive fiscal quarters that includes such fiscal quarter.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“Effective Date” shall mean the date indicated in a document or agreement to be the date on which such document or agreement becomes effective, or, if there is no such indication, the date of execution of such document or agreement.

“Eighth Amendment” shall mean the Eighth Amendment and Waiver to Term Loan Credit and Security Agreement, dated as of the Eighth Amendment Effective Date, by and among Agent, the Lenders party thereto, and the Loan Parties.

“Eighth Amendment Effective Date” shall mean May 24, 2024.

~~“Effective Date” shall mean the date indicated in a document or agreement to be the date on which such document or agreement becomes effective, or, if there is no such indication, the date of execution of such document or agreement.~~

“Eleventh Amendment” cEleventh Amendment Effective Date, by and among Agent, the Lenders party thereto, and the Loan Parties.

“Eleventh Amendment Effective Date” shall mean October 28, 2024.

“Environmental Complaint” shall have the meaning set forth in Section 9.3(b) hereof.

“Environmental Laws” shall mean all federal, state and local environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes as well as common laws, relating to the protection of the environment, human health and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Materials and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of federal, state, international and local governmental agencies and authorities with respect thereto.

“Equipment” shall have the meaning given to the term “equipment” in the Uniform Commercial Code.

“Equity Interests” shall mean, with respect to any Person, any and all shares, rights to purchase from such Person, options, warrants, general, limited or limited liability partnership interests, member interests, participation or other equivalents of or interest in (regardless of how designated) equity of such Person, whether voting or nonvoting, including common stock, preferred stock, convertible securities or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act), including in each case all rights relating to such Equity Interests, whether arising under the Organizational Documents of the Person issuing such Equity Interests or under the Applicable Laws of such issuer’s jurisdiction of organization relating to the formation, existence and governance of corporations, limited liability companies or partnerships or business trusts or other legal entities, as the case may be.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended, modified or supplemented from time to time and the rules and regulations promulgated thereunder.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” shall have the meaning set forth in Article X hereof.

“Excess Cash Flow” shall mean, for any Person for any period of determination, the result of, without duplication:

(a) EBITDA of such Person for such period, plus

(b) the sum of the following:

(i) the cash portion of extraordinary, unusual, or non-recurring revenue, income and gains received by such Person during such period,

(ii) the cash portion of interest income received by such Person during such period, and

(iii) cash exchange, translation or performance gains relating to any Interest Rate Hedge or Foreign Currency Hedge received by such Person during such period, minus

(c) the sum of the following:

(i) the cash portion of extraordinary, unusual, or non-recurring costs, expenses, and losses of such Person during such period,

(ii) the cash portion of all Interest Expense paid by such Person during such period,

(iii) the cash portion of all taxes paid by such Person during such period,

(iv) to the extent added back to net income in the calculation of EBITDA during such period, the cash portion of the reasonable costs, expenses, and fees incurred in connection with (A) the transactions contemplated by this Agreement and the Revolving Loan Agreement and the repayment of the Indebtedness under the Existing Loan Documents and any amendment to the Revolving Loan Documents or refinancing of the Indebtedness under the Revolving Loan Agreement at any time prior to, on, or within six (6) months after the Closing Date which is paid by such Person during such period, (B) the Fourth Amendment Transactions at any time prior to, on, or within the six (6) month period following the Fourth Amendment Effective Date which is paid by such Person during such period ~~and~~, (C) the Tenth Amendment Transactions at any time prior to, on, or within the six (6) month period following the Tenth Amendment Effective Date which is paid by such Person during such period, and (D) the Fifteenth Amendment Transactions and the repayment or refinancing of the Indebtedness under the Revolving Loan Agreement at any time prior to at any time prior to, on, or within the six (6) month period following the Fifteenth Amendment Effective Date which is paid by such Person during such period,

(v) to the extent added back to net income in the calculation of EBITDA during such period, the cash portion of severance, facility closure costs and other restructuring charges, costs or reserves incurred prior to the Maturity Date which is paid by such Person during such period,

(vi) to the extent added back to net income in the calculation of EBITDA during such period, the cash portion of out-of-pocket costs, fees, charges or expenses paid by Quantum or any of its Subsidiaries during such Period to any Person for services performed by such Person in connection with a Permitted Acquisition or other Permitted Investment consummated after the Closing Date to the extent incurred on or within 180 days prior to the consummation of such Permitted Acquisition or other Permitted Investment,

(vii) the cash portion of all Unfunded Capital Expenditures (net of any proceeds of related financings with respect to such Capital Expenditures) made by such Person during such period,

(viii) the cash portion of all regularly scheduled principal payments made by such Person during such period in respect of the Term Loan and any other Permitted Indebtedness for borrowed money (other than revolving Indebtedness) and, to the extent accompanied with a permanent reduction of the applicable underlying commitment, the cash portion of all principal payments made by such Person during such period in respect of any revolving Permitted Indebtedness,

(ix) the cash portion of all regularly scheduled principal payments in respect of Capitalized Lease Obligations made by such Person during such period,

(x) the cash portion of all fees, expenses, commissions and charges paid by such Person during such period under or in connection with this Agreement, any of the Other Documents or any of the Revolving Loan Documents,

(xi) without duplication of amounts deducted from Excess Cash Flow in other periods, the aggregate consideration (1) paid in cash relating to acquisitions that constitute Permitted Investments (including Permitted Acquisitions) during the applicable period, or (2) required to be paid in cash by such Person pursuant to binding contracts with third parties that are not Affiliates (the “Contract Consideration”) entered into prior to or during such period relating to acquisitions that constitute Permitted Investments (including Permitted Acquisitions) or Capital Expenditures, in each case, to the extent expected to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such period; provided that, to the extent the aggregate amount of cash constituting (a) internally generated cash flow or (b) the proceeds of Equity Interests issued by the Borrower or an Advance, in each case, actually utilized to finance such Permitted Investments or Capital Expenditures during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters,

(xii) cash exchange, translation, or performance losses relating to any Interest Rate Hedge, Foreign Currency Hedge or foreign currency transaction incurred by such Person during such period,

(xiii) amounts paid in cash during such period on account of (A) items that were accounted for as non-cash reductions of net income or EBITDA and (B) reserves or amounts established in purchase accounting,

(xiv) the aggregate amount of expenditures actually made by such Person and its Subsidiaries in cash to the extent that such expenditures are not expensed or deducted in calculating net income, and

(xv) the increase, if any, in the Net Working Capital from the beginning to the end of such Fiscal Year (which for the avoidance of doubt has the effect of decreasing Excess Cash Flow).

“Excess Cash Flow Due Date” shall have the meaning set forth in Section 2.3(e) hereof.

“Excess ELOC Proceeds” shall have the definition set forth in Section 2.3(c).

“Excess New ELOC Proceeds” shall have the definition set forth in Section 2.3(c).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Accounts” shall mean (a) deposit accounts of Quantum and its Subsidiaries maintained at one or more depository banks located in the United States having an aggregate amount on deposit in all such accounts of not more than $250,000 at any one time, (b) deposit accounts of Quantum and its Subsidiaries maintained at depository banks located outside of the United States ~~(other than the Swiss Blocked Accounts)~~ having an aggregate amount on deposit in all such accounts of not more than $2,000,000 at any one time, (c) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for employees of Quantum or any of its Subsidiaries, and (d) deposit accounts or securities accounts of Quantum and its Subsidiaries maintained for the sole purpose of providing deposits permitted pursuant to clause (k) of the definition of “Permitted Encumbrances”.

“Excluded Property” shall mean (a) any lease, license (including from a Governmental Body), state or local franchise, charter or authorization, license agreement, permit, contract or agreement to which any Loan Party is a party, and any of its rights or interests thereunder, if and to the extent that a security interest therein (i) is prohibited by or in violation of any Applicable Law or a term, provision or condition of any such lease, license, franchise, charter, authorization, license agreement, permit, contract or agreement or (ii) would require governmental consent, approval, license or authorization (unless in each case, such Applicable Law, term, provision or condition or the requirement for such consent, approval, license or authorization would be rendered ineffective with respect to the creation of such security interest pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other Applicable Law), provided, however, that the foregoing shall cease to be treated as “Excluded Property” (and shall constitute Collateral) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, such security interest shall attach immediately to any portion of such lease, license, franchise, charter, authorization, contract or agreement not subject to the prohibitions specified in clauses (i) or (ii) above, provided, further that Excluded Property shall not include any proceeds of any such lease, license, franchise, charter, authorization, contract or agreement or any goodwill of the Loan Parties’ business associated therewith or attributable thereto; (b) Excluded Accounts; (c) any Real Property of any Loan Party with a fair market value of less than $1,000,000; (d) Equity Interests issued by any Foreign Subsidiary other than Equity Interests (i) ~~issued by Square Box~~[reserved] and (ii) described in clause (b) of the definition of Subsidiary Stock; (e) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the United States Patent and Trademark Office of a “statement to allege use” or an “amendment to allege use” with respect thereto, such intent-to-use trademark application shall be considered Collateral; (f) commercial tort claims where the amount of damages claimed by the applicable Loan Party is less than $500,000; (g) Margin Stock (to the extent a security interest therein would violate the provisions of the regulations of the Board of Governors, including Regulation T, Regulation U, or Regulation X) and Equity Interests in any Person other than wholly-owned Subsidiaries that cannot be pledged without the consent of unaffiliated third parties; and (h) any assets ~~(except for the Swiss Blocked Accounts)~~ located outside the United States to the extent that such assets require action under the law of any non-U.S. jurisdiction to create or perfect a security interest in such assets under such non-U.S. jurisdiction, including any intellectual property registered in any non-U.S. jurisdiction, to the extent that the Required Lenders determine in their reasonable discretion that the cost of obtaining such perfected security interest in such non-U.S. jurisdiction outweighs the value to the Lenders of obtaining such perfected security interest. ~~Notwithstanding anything contained in this Agreement or any Other Document, none of the Equity Interests of Square Box shall constitute Excluded Property.~~

“Excluded Taxes” shall mean, with respect to any Recipient, (a) Taxes imposed on or measured by net income (however denominated) and franchise Taxes, in each case (i) imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such Recipient is organized or in which its principal office or applicable lending office is located or (ii) imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than any such connection arising solely from such Recipient having executed, delivered or performed its obligations or received payment under, or enforced its rights or remedies under, this Agreement or any Other Document), (b) any branch profits Taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which any Loan Party is or has been located, (c) in the case of a Lender, any U.S. withholding Tax that is imposed on amounts payable to such Lender pursuant to a law in effect at the time such Lender becomes a party hereto (or designates a new lending office), except to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Loan Parties with respect to such withholding Tax pursuant to Section 3.8(a) hereof, (d) Taxes attributable to such Recipient’s failure to comply with Section 3.8(e) hereof, or (e) any Taxes imposed under FATCA.

“Existing Agent” shall mean U.S. Bank National Association, in its capacity as agent under the Existing Loan Documents.

“Existing Credit Agreement” shall mean the Term Loan Credit and Security Agreement, dated as of December 17, 2018, as heretofore amended, modified and supplemented, by and among Quantum, Existing Agent and Existing Lenders.

“Existing Commitments” shall have the meaning set forth in Section 2.5(a).

“Existing Delayed Draw Term Loan Tranche” shall have the meaning set forth in the Fifteenth Amendment.

“Existing Delayed Draw Term Loans” shall have the meaning set forth in the Fifteenth Amendment.

“Existing Initial Term Loans” shall have the meaning set forth in the Fifteenth Amendment.

“Existing Initial Term Loan Tranche” shall have the meaning set forth in the Fifteenth Amendment.

“Existing Lenders” shall mean the financial institutions which are parties to the Existing Credit Agreement as lenders.

“Existing Loan Documents” shall mean, collectively, the Existing Credit Agreement and all of the other agreements, documents and instruments executed and/or delivered in connection therewith or related thereto.

“Existing Loans” shall have the meaning set forth in Section 2.5(a).

“Existing Tranche” shall have the meaning set forth in Section 2.5(a).

“Existing Warrants” shall mean 15,294,241 warrants issued by Quantum to the Existing Lenders and/or their Affiliates prior to the Tenth Amendment Effective Date to purchase Equity Interests of Quantum at the agreed purchase price.

“Extended Commitments” shall mean Extended Term Commitments.

“Extended Loans” shall mean Extended Term Loans.

“Extended Term Commitments” shall mean the Commitments held by an Extending Lender.

“Extended Term Loans” shall mean the Term Loans made pursuant to Extended Term Commitments.

“Extended Tranche” shall have the meaning set forth in Section 2.5(a).

“Extending Lender” shall mean each Lender accepting an Extension Offer.

“Extension” shall have the meaning set forth in Section 2.5(a).

“Extension Amendment” shall have the meaning set forth in Section 2.5(b).

“Extension Offer” shall have the meaning set forth in Section 2.5(a).

“Extraordinary Receipts” shall mean the Net Cash Proceeds received by any Loan Party or any of its Subsidiaries not in the Ordinary Course of Business (and not consisting of (x) proceeds from the sale of Inventory, or (y) proceeds or other amounts described in clauses (a) or (b) of the definition of “Net Cash Proceeds”), including, without limitation, (a) proceeds under any insurance policy on account of damage or destruction of any assets or property of such Loan Party or Subsidiary, (b) condemnation awards (and payments in lieu thereof), (c) indemnity payments, (d) foreign, United States, state or local tax refunds, (e) pension plan reversions and (f) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the Tenth Amendment Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Bodies and implementing such Sections of the Code.

“Federal Funds Rate” shall mean, for any day, the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate and (b) 0%.

“Federal Reserve Bank of New York’s Website” shall mean the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Fee Letter” shall mean (a) that certain fee proposal letter provided by Agent and executed by the Borrowers on the Closing Date, as it may be amended, restated, supplemented or otherwise modified, (b) that certain Fourth Amendment Term Loan Fee Letter dated the Fourth Amendment Effective Date between Quantum and Agent, as it may be amended, restated, supplemented or otherwise modified (the “Fourth Amendment Term Loan Fee Letter”) and (c) that certain Tenth Amendment Term Loan Fee Letter dated the Tenth Amendment Effective Date among the Borrowers and Agent, as it may be amended, restated, supplemented or otherwise modified (the “Tenth Amendment Term Loan Fee Letter”).

“Fifteenth Amendment” shall mean the Fifteenth Amendment to Term Loan Credit and Security Agreement, dated as of the Fifteenth Amendment Effective Date, by and among Agent, the Lenders party thereto, and the Loan Parties.

“Fifteenth Amendment Effective Date” shall mean September 23, 2025.

“Fifteenth Amendment Effective Date Transactions” shall mean the Fifteenth Amendment Transactions to occur on the Fifteenth Amendment Effective Date.

“Fifteenth Amendment Transaction Agreement” shall have the meaning set forth in the Fifteenth Amendment.

“Fifteenth Amendment Transaction Agreement Transactions” shall have the meaning set forth in the Fifteenth Amendment.

“Fifteenth Amendment Transaction Costs” shall have the meaning set forth in the definition of Fifteenth Amendment Transactions.

“Fifteenth Amendment Transaction Documents” shall have the meaning set forth in the Fifteenth Amendment.

“Fifteenth Amendment Transaction Termination Event” shall mean the termination of the Fifteenth Amendment Transaction Agreement, in accordance with the terms thereof, without the Dialectic Convertible Notes Exchange Approval having been obtained.

“Fifteenth Amendment Transactions” shall mean, collectively:

(a) the transactions under or contemplated by the Fifteenth Amendment and the Other Documents executed and delivered in connection therewith (including the OC III Initial Term Loan Conversion, the OC III Delayed Draw Term Loan Conversion, the Dialectic Initial Term Loan Continuation, and the Dialectic Delayed Draw Term Loan Continuation);

(b) the Fifteenth Amendment Transaction Agreement Transactions and, if applicable, the other transactions under or contemplated by the Fifteenth Amendment Transaction Agreement and the other Fifteenth Amendment Transaction Documents executed and delivered in connection therewith;

(c) the Revolving Loan Refinancing; and

(d) the payment of all fees, costs and expenses incurred in connection with the foregoing provisions of this definition (the “Fifteenth Amendment Transaction Costs”).

“Fifteenth Amendment Warrants” shall have the meaning set forth in the definition of EBITDA.

“Fifth Amendment” shall mean the Fifth Amendment and Waiver to Term Loan Credit and Security Agreement, dated as of the Fifth Amendment Effective Date, by and among Agent, the Lenders party thereto, and the Loan Parties.

“Fifth Amendment Effective Date” shall mean February 14, 2024.

“First Amendment” shall mean the First Amendment to Term Loan Credit and Security Agreement, dated as of the First Amendment Effective Date, by and among Agent, the Lenders party thereto, and the Loan Parties.

“First Amendment Effective Date” shall mean September 30, 2021.

“Flood Laws” shall mean all Applicable Laws relating to policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform Act of 1994 and other Applicable Laws related thereto.

“Floor” means a rate of interest equal to 2.00%.

“Foreign Cash Equivalents” shall mean (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United Kingdom or any European Union Central Bank or issued by any agency thereof and backed by the full faith and credit of the United Kingdom or any European Union Central Bank, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state, province or territory of the United Kingdom or any European Union Central Bank, or any political subdivision of any such state, province, territory or country or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s, (c) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United Kingdom or any European Union Central Bank at the date of acquisition thereof combined capital and surplus of not less than the Dollar Equivalent of $500,000,000, (d) deposit accounts maintained with (i) any bank that satisfies the criteria described in clause (c) above, or (ii) any other bank organized under the laws of the United Kingdom so long as the full amount maintained with any such other bank is insured by the Financial Services Compensation Scheme, (e) repurchase obligations of any commercial bank satisfying the requirements of clause (c) of this definition or any recognized securities dealer having combined capital and surplus of not less than the Dollar Equivalent of $500,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (c) above, (f) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (c) above, and (g) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (f) above.

“Foreign Currency Hedge” shall mean any foreign exchange transaction, including spot and forward foreign currency purchases and sales, listed or over-the-counter options on foreign currencies, non-deliverable forwards and options, foreign currency swap agreements, currency exchange rate price hedging arrangements, and any other similar transaction providing for the purchase of one currency in exchange for the sale of another currency.

“Foreign Lender” shall mean any Lender that is organized under the laws of a jurisdiction other than that in which the Loan Parties are resident for tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” shall mean (a) any Subsidiary of any Person that is not organized or incorporated in the United States, any State or territory thereof or the District of Columbia, or (b) any Subsidiary of any Person that is organized or incorporated in the United States, any State or territory thereof or the District of Columbia that owns (directly or indirectly) no assets other than Equity Interests and/or debt interests of one or more Subsidiaries described in clause (a) above and other de minimis assets.

“Format Development Agreement” shall mean: (a) the Format Development Agreement, dated March 10, 2016, among Quantum, Hewlett-Packard Company (“HP”) and International Business Machines Corporation (“IBM”) relating to LTO8; (b) the Format Development Agreement, dated August 20, 2012, between Quantum, HP, and IBM relating to LTO7; (c) the Format Development Agreement, dated August 24, 2009, between Quantum, HP and IBM relating to LTO6; (d) the Format Development Agreement, dated March 23, 2007, between Quantum, HP and IBM relating to LTO 5; (e) the Format Development Agreement, dated August 18, 2005, between Quantum, HP and IBM relating to LTO4; (f) the Format Development Agreement, dated January 22, 2003, between Certance LLC, HP and IBM relating to LTO3; and (g) any prior or subsequent format development agreement relating to LTO to which Quantum or any Subsidiary is a party.

“Fourth Amendment” shall mean the Fourth Amendment to Term Loan Credit and Security Agreement, dated as of the Fourth Amendment Effective Date, by and among Agent, the Lenders party thereto, and the Loan Parties.

“Fourth Amendment Commitment” shall mean, as to any Lender, such Lender’s commitment, if any, to make a Fourth Amendment Loan under this Agreement in a principal amount not to exceed the amount set forth under the heading “Fourth Amendment Commitment” opposite such Lender’s name on Schedule 1.1. hereto. The aggregate principal amount of the Fourth Amendment Commitments on the Fourth Amendment Effective Date is $15,000,000.

“Fourth Amendment Effective Date” shall mean June 1, 2023.

“Fourth Amendment Lender” shall mean any Lender that holds a Fourth Amendment Loan.

“Fourth Amendment Loan” shall mean the term loans made by the Lenders on the Fourth Amendment Effective Date pursuant to Section 2.1(a)(ii).

“Fourth Amendment Term Loan Fee Letter” shall have the meaning set forth in the definition of “Fee Letter”.

“Fourth Amendment Transactions” shall have the meaning set forth in the definition of “Transactions”.

“Fourth Amendment Warrants” shall have the meaning set forth in Section 5(u) of the Fourth Amendment.

“Funded Debt” shall mean, with respect to any Person, without duplication, (a) all Indebtedness for borrowed money, (b) all obligations of such Person to pay the deferred purchase price of property or services (but not including trade payables and accrued expenses incurred in the Ordinary Course of Business which are not represented by a promissory note or other evidence of indebtedness and which are not more than sixty (60) days past due (and, for the avoidance of doubt, any royalty payments payable in the Ordinary Course of Business in respect of non-exclusive licenses)), (c) all Indebtedness evidenced by notes, bonds, debentures, or similar evidences of Indebtedness that by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person’s option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, (d) reimbursement obligations (contingent or otherwise) under any letter of credit agreement, banker’s acceptance agreement or similar arrangement that have been drawn but not yet reimbursed, (e) Capitalized Lease Obligations and Permitted Purchase Money Indebtedness, (f) current maturities of long-term debt, revolving credit and short term debt extendible beyond one year at the option of the debtor, (g) in the case of the Loan Parties, the Obligations and (h) without duplication, Indebtedness consisting of guaranties of Funded Debt of other Persons; provided that (i) ~~for purposes of determining the amount of Funded Debt with respect to the Revolving Loan Indebtedness, the amount of Funded Debt shall be equal to the quotient of (x) the sum of the outstanding Advances for each day of the most recently ended fiscal quarter, divided by (y) the number of such days in such fiscal quarter~~[reserved]; and (ii) for purposes of ~~determining compliance with Section 6.5(c) hereof and~~ the calculation of the Applicable Margin, Funded Debt shall exclude the Fourth Amendment Loan.

“GAAP” shall mean generally accepted accounting principles in the United States of America in effect from time to time.

“Governmental Body” shall mean any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to a government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Guarantor” or “Guarantors” shall have the meaning set forth in the preamble to this Agreement and shall extend to all permitted successors and assigns of such Persons.

“Guarantor Security Agreement” shall mean any security agreement executed by any Guarantor in favor of Agent securing the Obligations or the Guaranty of such Guarantor, in form and substance reasonably satisfactory to Agent and the Required Lenders.

“Guaranty” shall mean any guaranty of the Obligations executed by a Guarantor in favor of Agent for its benefit and for the ratable benefit of Lenders, in form and substance reasonably satisfactory to Agent and the Required Lenders, including Article XVII hereof.

“Hazardous Discharge” shall have the meaning set forth in Section 9.3(b) hereof.

“Hazardous Materials” shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, Hazardous Wastes, hazardous or Toxic Substances or related materials as defined in or subject to regulation under Environmental Laws.

“Hazardous Wastes” shall mean all waste materials subject to regulation under CERCLA, RCRA or applicable state law, and any other applicable Federal and state laws now in force or hereafter enacted relating to hazardous waste disposal.

“Historical Audited Financial Statements” shall mean the audited consolidated balance sheets of Quantum and its Subsidiaries as at the end of the fiscal year ended March 31, 2021 and the related consolidated statements of income or operations, changes in stockholders’ equity, and cash flows for such fiscal year, including the notes thereto.

“Immaterial Subsidiary” shall mean, at any time, any Subsidiary of any Loan Party (a) designated as such by Borrowing Agent after the Fourth Amendment Effective Date in a written notice delivered to Agent and (b) which does not (i) (x) own or generate any Receivables or Inventory, (y) have revenues in any fiscal year in excess of $250,000 (other than, in the case of Quantum International, revenue generated through foreign branch offices pursuant to the Transfer Pricing Program) and (z) receive or generate any royalty revenue, or (ii) own, hold, or have an exclusive license to use, any Material Intellectual Property; it being understood that, as of the Fourth Amendment Effective Date, each of (1) Advanced Digital Information Corporation, a Washington corporation, (2) Certance (US) Holdings, Inc., a Delaware corporation, (3) Certance Holdings Corporation, a Delaware corporation, (4) Certance LLC, a Delaware limited liability company, (5) Quantum International, (6) Quantum India Development Center Private Ltd. and (7) Quantum Government shall be deemed to be an “Immaterial Subsidiary”.

“Indebtedness” shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities of such Person (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (a) borrowed money; (b) amounts received under or liabilities in respect of any note purchase or acceptance credit facility, and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) all Capitalized Lease Obligations; (d) reimbursement obligations (contingent or otherwise) under any letter of credit agreement, banker’s acceptance agreement or similar arrangement that have been drawn but not yet reimbursed; (e) obligations (determined as the mark-to-market value(s)) under any Interest Rate

Hedge, Foreign Currency Hedge, or other interest rate management device, foreign currency exchange agreement, currency swap agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement, in each case, after taking into account the effect of any legally enforceable netting arrangement relating to such obligations; (f) any other advances of credit made to or on behalf of such Person or any other transaction (including forward sale or purchase agreements and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements including to finance the purchase price of property or services and all obligations of such Person to pay the deferred purchase price of property or services (but excluding (1) trade payables and accrued expenses incurred in the Ordinary Course of Business which are not represented by a promissory note or other evidence of indebtedness (and, for the avoidance of doubt, any royalty payments payable in the Ordinary Course of Business in respect of non-exclusive licenses) and (2) the consideration payable in respect of any acquisition or other Permitted Investment); (g) all Equity Interests of such Person subject to repurchase or redemption rights or obligations (excluding repurchases or redemptions at the sole option of such Person); (h) all indebtedness, obligations or liabilities secured by a Lien on any asset of such Person, whether or not such indebtedness, obligations or liabilities are otherwise an obligation of such Person; (i) all obligations of such Person for “earnouts”, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature of such Person arising out of purchase and sale contracts and in each case to the extent appearing as a liability on such Person’s balance sheet in accordance with GAAP; (j) off-balance sheet liabilities of such Person; (k) obligations arising under bonus, deferred compensation, incentive compensation or similar arrangements, other than those arising in the Ordinary Course of Business; and (l) any guaranty of any indebtedness, obligations or liabilities of a type described in the foregoing clauses (a) through (k).

“Indemnified Party” shall have the meaning set forth in Section 16.5 hereof.

“Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrowers under this Agreement or any Other Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Initial ~~Approved~~Quarterly Operating Budget” means the budget, in form and substance satisfactory to the ~~Agent and the Delayed Draw Term Loan~~Required Lenders, delivered by the Loan Parties to, and accepted by, the ~~Agent and the Delayed Draw Term Loan~~Required Lenders on ~~or prior to the Tenth Amendment Effective Date~~September 20, 2025, which budget shall include, among other things, the projected financial operations of the Loan Parties and their Subsidiaries ~~(including, without limitation, cash availability schedules and forecasts of the Loan Parties’ cash requirements and projected uses of the Delayed Draw Term Loans)~~ for the ~~36-week~~four (4) fiscal quarter period ~~starting~~ending on ~~July 1~~September 30, ~~2024~~2026.

“Initial Term ~~Loan~~Loans” shall mean (x) prior to the Fifteenth Amendment Effective Date, term loans made by the Lenders on the Closing Date pursuant to Section 2.1(a)(i), and (y) from and after the Fifteenth Amendment Effective Date, the Dialectic Initial Term Loans and the OC III Initial Term Loans.

“Initial Term Loan ~~Lender~~Lenders” shall mean (x) prior to the Fifteenth Amendment Effective Date, a Lender with an Initial Term Loan, and (y) from and after the Fifteenth Amendment Effective Date, the Dialectic Initial Term Loan Lenders and the OC III Initial Term Loan Lenders.

“Insolvency Event” shall mean, with respect to any Person, including without limitation any Lender, that such Person or such Person’s direct or indirect Parent (a) becomes the subject of a bankruptcy or insolvency proceeding (including any proceeding under Title 11 of the United States Code), or regulatory restrictions, (b) has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it or has called a meeting of its creditors, (c) admits in writing its inability, or is generally unable, to pay its debts as they become due or ceases operations of its present business, (d) with respect to a Lender, is unable to perform hereunder due to the application of Applicable Law, or (e) has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment of a type described in clauses (a) or (b), provided that an Insolvency Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person or such Person’s direct or indirect Parent by a Governmental Body or instrumentality thereof if, and only if, such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Body or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Intellectual Property” shall mean property constituting a patent, copyright, trademark, service mark, trade name, mask work, trade secrets or design right under Applicable Law (and any registration or application in respect of the foregoing), including any such property to which a Loan Party has a license or other right to use any of the foregoing under Applicable Law.

“Intellectual Property Security Agreement” shall mean that certain Intellectual Property Security Agreement, executed by the Loan Parties party thereto in favor of the Agent, and dated as of the Closing Date.

“Intercreditor Agreement” shall mean that certain Second Amended and Restated Intercreditor Agreement, dated as of ~~September 30, 2021~~the Fifteenth Amendment Effective Date, between Agent and ~~Revolving Loan Agent~~the Lenders, as acknowledged and agreed to by the Loan Parties, ~~as amended by Amendment No. 1 to Amended and Restated Intercreditor Agreement, dated as of April 25, 2022, and Amendment No. 2 to Amended and Restated Intercreditor Agreement, dated as of June 1, 2023, and~~ as the same may be further amended, modified, supplemented, renewed, restated or replaced from time to time in accordance with the terms thereof.

“Interest Expense” shall mean, for any period, the aggregate interest expense of Quantum and its Subsidiaries, on a consolidated basis, for such period, determined in accordance with GAAP.

“Interest Period” shall mean, as to any Loan, (i) initially, the period commencing on the Closing Date and ending on the last Business Day of the immediately succeeding calendar quarter; and (ii) thereafter, the period commencing on the date such Loan is borrowed or continued as, or converted into, a SOFR Loan and ending on the date three (3) months thereafter; provided, that: (a) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day; (b) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period, as applicable, (c) the initial Interest Period with respect to the Fourth Amendment Loan shall commence on the Fourth Amendment Effective Date and end on September 30, 2023, (d) the initial Interest Period with respect to (x) the Delayed Draw Term Loan made on the Tenth Amendment Effective Date shall commence on the Tenth Amendment Effective Date and end on September 30, 2024 and (y) any other Delayed Draw Term Loan shall commence on the date such Delayed Draw Term Loan is made and shall end on the last day of the fiscal quarter in which such Delayed Draw Term Loan was made, and (e) the Borrowing Agent shall not elect an Interest Period which will end after the Maturity Date.

“Interest Rate Hedge” shall mean an interest rate exchange, collar, cap, swap, floor, adjustable strike cap, adjustable strike corridor, cross-currency swap or similar agreement entered into by any Loan Party or any of its Subsidiaries in order to provide protection to, or minimize the impact upon, any Loan Party or its Subsidiaries of increasing floating rates of interest applicable to Indebtedness.

“Inventory” shall mean and include as to each Loan Party all of such Loan Party’s inventory (as defined in Article 9 of the Uniform Commercial Code) and all of such Loan Party’s goods, merchandise and other personal property, wherever located, to be furnished under any consignment arrangement, contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Loan Party’s business or used in selling or furnishing such goods, merchandise and other personal property, and all Documents.

“Investment” shall mean, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, capital contributions (excluding (a) commission, travel, moving expenses and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide accounts receivable arising in the ordinary course of business), or acquisitions of Indebtedness, Equity Interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person). The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustment for increases or decreases in value, or write-ups, write-downs, or write-offs with respect to such Investment.

“Investment Property” shall mean and include, with respect to any Person, all of such Person’s now owned or hereafter acquired securities (whether certificated or uncertificated), securities entitlements, securities accounts, commodities contracts and commodities accounts, and any other asset or right that would constitute “investment property” under the Uniform Commercial Code.

“Investment Property Collateral” shall mean all Collateral comprised of Investment Property.

“Invicto” shall mean Invicto Software Solutions Private Limited, a company incorporated under the laws of India.

“Invicto Acquisition” shall mean the acquisition by Quantum of the Assigned Intellectual Property Rights (as defined in the Invicto Acquisition Agreement) of Invicto, and the other transactions contemplated by the Invicto Acquisition Agreement.

“Invicto Acquisition Agreement” shall mean the Deed of Assignment of Intellectual Property Rights, dated as of August 24, 2021, by and among Quantum, as the assignee, Invicto, as the assignor, the Promoters (as defined therein), and the other parties thereto, as the same may be amended, modified or supplemented from time to time.

“ISDA Definitions” shall mean the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“Law(s)” shall mean any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, binding opinion, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Body, foreign or domestic.

“Leasehold Interests” shall mean all of each Loan Party’s right, title and interest in and to, and as lessee of, the premises identified as leased Real Property on Schedule 4.4 hereto.

“Lender” and “Lenders” shall have the meaning ascribed to such term in the preamble to this Agreement and shall include each Person which becomes a permitted transferee, successor or assign of any Lender. For the purposes of any provision of this Agreement or any Other Document which provides for the granting of a security interest or other Lien to Agent for the benefit of Secured Parties as security for the Obligations, “Lenders” shall include any Affiliate of a Lender to which such Obligation is owed.

“License Agreement” shall mean any agreement between any Loan Party and a Licensor pursuant to which such Loan Party is authorized to use any Intellectual Property in connection with the manufacturing, marketing, sale or other distribution of any Inventory of such Loan Party or otherwise in connection with such Loan Party’s business operations.

“Licensor” shall mean any Person from whom any Loan Party obtains the right to use (whether on an exclusive or non-exclusive basis) any Intellectual Property in connection with such Loan Party’s manufacture, marketing, sale or other distribution of any Inventory or otherwise in connection with such Loan Party’s business operations.

“Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including any conditional sale or other title retention agreement, the interest of a lessor under any capital lease (or financing lease having substantially the same economic effect as any of the foregoing), and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction.

“Lien Waiver Agreement” shall mean an agreement which is executed in favor of ~~Agent and Revolving Loan~~ Agent by a Person who owns or occupies premises at which any Collateral may be located from time to time in form and substance reasonably satisfactory to Agent and the Required Lenders.

“Liquidity” shall mean, as of any date of determination, ~~the sum of (a) Undrawn Availability on such date, plus (b)~~ the aggregate amount of all Qualified Cash on such date.

“Loan Party” or “Loan Parties” shall have the meaning set forth in the preamble to this Agreement and shall extend to all permitted successors and assigns of such Persons.

“Loans” shall mean the Term ~~Loan~~Loans.

“LTO Consortium” shall mean any Person party to a Format Development Agreement.

“LTO Program” shall mean assets (including Intellectual Property) and revenue directly related and attributable to the Linear Tape-Open (“LTO”) format for which a Format Development Agreement exists.

“LTO Subsidiary” shall mean Quantum LTO Holdings, LLC, a Delaware limited liability company and wholly-owned Subsidiary of Quantum.

“Management Stockholders” shall mean the members of management of Quantum or any of its Subsidiaries who are investors in Quantum.

“Manufacturing Inventory” shall mean Inventory classified on any Loan Party’s balance sheet as manufacturing inventory in accordance with GAAP.

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” shall mean a material adverse effect on (a) the condition (financial or otherwise), results of operations, assets, business or properties of either (i) Quantum or (ii) the Loan Parties, taken as a whole, (b) the ability of either (i) Quantum or (ii) the Loan Parties, taken as a whole, to duly and punctually pay or perform the Obligations in accordance with the terms hereof, (c) Agent’s Liens on the Collateral or the priority of any such Lien on all or a material portion of the Collateral or (d) the practical realization of the benefits of Agent’s and each Lender’s rights and remedies under this Agreement and the Other Documents.

“Material Contract” shall mean any contract, agreement, instrument, permit, lease or license, written or oral, of any Loan Party, which is material to any Loan Party’s business or which the failure to comply with could reasonably be expected to result in a Material Adverse Effect.

“Material Customers” shall mean as of any date of determination, the top five (5) Customers of Quantum and its Subsidiaries for the trailing twelve (12) month period ending on the last day of the month most recently ended, as measured by the aggregate revenue received by Quantum and its Subsidiaries from all Customers.

“Material Indebtedness” shall mean Indebtedness (other than the Obligations) of any Loan Party to any Person with a then-outstanding principal balance (or, in the case of any Indebtedness not so denominated, with a then-outstanding total obligation amount) of $3,000,000 or more.

“Material Intellectual Property” shall mean any Intellectual Property that is material to the business of any Loan Party, individually, or the Loan Parties, taken as a whole, and which shall, for the avoidance of doubt, include material software owned, held or licensed by the Loan Parties and their Subsidiaries (other than non-exclusive software licenses granted in the ordinary course of business).

“Maturity Date” shall mean (a) with respect to the Dialectic Initial Term Loans, the OC III Initial Term Loans, the Fourth Amendment Loans, the Dialectic Delayed Draw Term Loans and the OC III Delayed Draw Term Loans, the earlier of (i) the fifth anniversary of the Closing Date and (ii) the date on which all ~~Loans~~Term Loans of such Tranche shall become due and payable in full hereunder, whether by acceleration or otherwise and (b) with respect to any Tranche of Extended Term Loans, the earlier of (i) the final maturity date as specified in the applicable Extension Amendment and (ii) the date on which all such Extended Term Loans of such Tranche shall become due and payable in full hereunder, whether by acceleration or otherwise; provided that, in each case, if any such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately succeeding such day.

“Modified Assignment Agreement” shall have the meaning set forth in Section 16.3(d) hereof.

“MOIC Amount” means, as of any date of determination and with respect to any repayment, prepayment or acceleration of any Delayed Draw Term Loan, an amount equal to the positive difference of (a) the product of (i) the MOIC Applicable Margin multiplied by (ii) the principal amount of the Delayed Draw Term Loan (other than (x) any original issue discount charged in connection therewith and (y) PIK Interest that has accrued as of such date of determination) subject to the applicable repayment, prepayment or acceleration and (b) the cumulative amount of all payments (including interest (whether in cash or PIK Interest), any original issue discount and the Exit Fee but excluding principal payments) the Lenders have received with respect to such principal amount of the Delayed Draw Term Loan subject to the applicable repayment, prepayment or acceleration on or prior to such date of determination. For the avoidance of doubt and notwithstanding the foregoing, the consummation of the Fifteenth Amendment Transactions (including, without limitation the OC III Delayed Draw Term Loan Conversion and the Dialectic Convertible Notes Exchange) shall not constitute a repayment, prepayment or acceleration of any Delayed Draw Term Loan, and no MOIC Amount shall be payable in connection therewith.

“MOIC Applicable Margin” shall mean, with respect to any payment of the Delayed Draw Term Loans, (a) 0.25 if the applicable repayment, prepayment or acceleration occurs on or before March 31, 2025, (ii) 0.35 if the applicable repayment, prepayment or acceleration occurs after March 31, 2025 but prior to the first anniversary of the Tenth Amendment Effective Date and (c) 0.50 if the applicable repayment, prepayment or acceleration occurs at any time thereafter.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor.

“Multiemployer Plan” shall mean a “multiemployer plan” as defined in Section 3(37) or 4001(a)(3) of ERISA to which contributions are required or, within the preceding five plan years, were required by any Loan Party or any member of the Controlled Group.

“Multiple Employer Plan” shall mean a Plan which has two or more contributing sponsors (including any Loan Party or any member of the Controlled Group) at least two of whom are not under common control, as such a plan is described in Section 4063 or 4064 of ERISA.

“Net Cash Proceeds” shall mean:

(a) with respect to any Disposition by any Loan Party or any of its Subsidiaries of any assets, the amount of cash proceeds received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Loan Party or Subsidiary in connection therewith after deducting therefrom only (i) the amount of any Indebtedness secured by any Permitted Encumbrance on any asset (other than (A) the Obligations and (B) Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such Disposition, (ii) reasonable fees, commissions and expenses related thereto and required to be paid by such Loan Party or such Subsidiary in connection with such Disposition, (iii) taxes paid or payable to any taxing authorities by such Loan Party or such Subsidiary in connection with such Disposition, in each case of clauses (i), (ii), and (iii) to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of any Loan Party or any of its Subsidiaries, and are properly attributable to such transaction; and (iv) all amounts that are set aside as a reserve (A) for adjustments in respect of the purchase price of such assets, (B) for any liabilities associated with such sale or casualty, to the extent such reserve is required by GAAP, and (C) for the payment of unassumed liabilities relating to the assets sold or otherwise Disposed of at the time of, or within 30 days after, the date of such Disposition;

(b) with respect to the issuance or incurrence of any Indebtedness by any Loan Party or any of its Subsidiaries, or the issuance by any Loan Party or any of its Subsidiaries of any Equity Interests, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Loan Party or such Subsidiary in connection with such issuance or incurrence, after deducting therefrom only (i) reasonable fees, commissions and expenses related thereto and required to be paid by such Loan Party or such Subsidiary in connection with such issuance or incurrence and (ii) taxes paid or payable to any taxing authorities by such Loan Party or such Subsidiary in connection with such issuance or incurrence, in each case of clauses (i) and (ii) to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of any Loan Party or any of its Subsidiaries, and are properly attributable to such transaction; and

(c) with respect to any Extraordinary Receipts received by any Loan Party or any of its Subsidiaries, the amount of cash proceeds received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Loan Party or Subsidiary in connection therewith after deducting therefrom only (i) the amount of any Indebtedness secured by any Permitted Encumbrance on any asset (other than the Obligations) and which is required to be, and is, repaid in connection with such Extraordinary Receipt; (ii) reasonable fees, commissions and expenses related thereto and required to be paid by such Loan Party or such Subsidiary in connection with such Extraordinary Receipt; and (iii) taxes paid or payable to any taxing authorities by such Loan Party or such Subsidiary in connection with such Extraordinary Receipt, in each case of clauses (i), (ii) and (iii) to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash proceeds, actually paid or payable to a Person that is not an Affiliate of any Loan Party or any of its Subsidiaries, and are properly attributable to such transaction.

“New ELOC Proceeds” shall mean Net Cash Proceeds of the 2025 Equity Line of Credit received by the Loan Parties after the Fifteenth Amendment Effective Date.

“Notes” shall mean collectively the Term Loan Notes.

“Notice of Borrowing” shall mean a written notification substantially in the form of Exhibit 3.2.

“Obligations” shall mean all obligations, liabilities and indebtedness (monetary (including post-petition interest, fees and other charges whether or not allowed or allowable) or otherwise) of each Loan Party under this Agreement or any Other Document owing to any Secured Party, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

“OC III Delayed Draw Term Loan Conversion” shall have the meaning set forth in the Fifteenth Amendment.

“OC III Delayed Draw Term Loan Lender” shall mean any Lender that holds OC III Delayed Draw Term Loans.

“OC III Delayed Draw Term Loans” shall have the meaning set forth in the Fifteenth Amendment.

“OC III Initial Term Loan Conversion” shall have the meaning set forth in the Fifteenth Amendment.

“OC III Initial Term Loan Lender” shall mean any Lender that holds OC III Initial Term Loans.

“OC III Initial Term Loans” shall have the meaning set forth in the Fifteenth Amendment.

“OC III Lender” shall mean any Lender that holds OC III Term Loans.

“OC III Priority Collateral” shall have the meaning given to such term in the Intercreditor Agreement.

“OC III Senior Term Loans” shall mean the OC III Initial Term Loans and the OC III Delayed Draw Term Loans.

“OC III Term Loans” shall mean the OC III Senior Term Loans and the Fourth Amendment Loans.

“Ordinary Course of Business” shall mean, with respect to any Loan Party or any Subsidiary of a Loan Party, the ordinary course of the business of such Loan Party or such Subsidiary, as applicable.

“Organizational Documents” shall mean, with respect to any Person, any charter, articles or certificate of incorporation, certificate of organization, registration or formation, certificate of partnership or limited partnership, bylaws, operating agreement, limited liability company agreement, or partnership agreement of such Person and any and all other applicable documents relating to such Person’s formation, organization or entity governance matters (including any shareholders’ or equity holders’ agreement or voting trust agreement) and specifically includes, without limitation, any certificates of designation for preferred stock or other forms of preferred equity.

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement or any Other Document, or sold or assigned an interest in this Agreement or any Other Document).

“Other Documents” shall mean the Notes, the Fee Letter, any Guaranty, any Guarantor Security Agreement, any Pledge Agreement, the Intercreditor Agreement, ~~the Swiss Pledge Agreement, the UK Security Agreements, the VCOC Lenders Rights Agreement,~~ the Perfection Certificate and any and all other agreements, instruments and documents, including any subordination agreements, guaranties, pledges, powers of attorney, consents, and all other agreements, documents or instruments heretofore, now or hereafter executed by any Loan Party and/or delivered to Agent or any Lender in respect of the transactions contemplated by this Agreement, in each case together with all amendments, modifications, supplements, renewals, extensions, restatements, substitutions and replacements thereto and thereof.

“Other Taxes” shall mean all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any Other Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any Other Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.9).

“Parent” of any Person shall mean a corporation or other entity owning, directly or indirectly, fifty percent (50%) or more of the Equity Interests issued by such Person having ordinary voting power to elect a majority of the directors of such Person, or other Persons performing similar functions for any such Person.

“Participant” shall mean each Person who shall be granted the right by any Lender to participate in any of the Loans, commitments or other interests hereunder and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

“Participant Register” shall have the meaning set forth in Section 16.3(b) hereof.

“Payment Account” shall mean the account specified on the signature pages hereof into which all payments by or on behalf of Borrowers to Agent under this Agreement and the Other Documents shall be made, or such other account as Agent shall from time to time specify by notice to Borrowing Agent.

“Payment Conditions” shall mean, on any applicable date of determination: (a) Liquidity shall be equal to or greater than $30,000,000 on such date, and (b) no Event of Default shall exist or shall have occurred and be continuing on such date.

“Payment Notification” shall mean a written notification substantially in the form of Exhibit 2.2.

“Payment in Full” or “Paid in Full” shall mean (a) the final payment or repayment in full, in cash, in immediately available funds of all of the Obligations, including without limitation all MOIC Amounts, fees or charges that have accrued hereunder or under any Other Document and are unpaid and the obligations of the Loans Parties under Section 16.9 hereof (other than contingent indemnification Obligations which pursuant to the express terms of this Agreement or any of the Other Documents survive the termination hereof or thereof but are not then asserted and are unknown), (b) the receipt by Agent of cash collateral in order to secure any contingent Obligations for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to Agent or a Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including attorneys’ fees and legal expenses), such cash collateral to be in such amount as the Required Lenders reasonably determine is appropriate to secure such contingent Obligations, and (c) the termination of this Agreement and all of the Commitments of the Lenders. If after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Obligations, Agent or any Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue as if such payment or proceeds had not been received by Agent or such Lender. Notwithstanding the foregoing, solely with respect to any Obligations held by the Dialectic Lender (including the Dialectic Term Loans, any accrued interest thereon and any prepayment penalties in connection therewith), the Dialectic Convertible Notes Exchange shall also constitute “Payment in Full” of such Obligations.

“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

“Pension Benefit Plan” shall mean at any time any “employee pension benefit plan” as defined in Section 3(2) of ERISA (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412, 430 or 436 of the Code and either (a) is maintained or to which contributions are required by any Loan Party or any member of the Controlled Group or (b) has at any time within the preceding five years been maintained or to which contributions have been required by a Loan Party or any entity which was at such time a member of the Controlled Group.

“Perfection Certificate” shall mean (a) the Perfection Certificate, dated as of the Closing Date, by the Loan Parties party thereto, providing information with respect to the property of each Loan Party party thereto and (b) each Perfection Certificate or supplement thereto delivered thereafter, including the Perfection Certificate delivered on the Fourth Amendment Effective Date.

“Periodic Term SOFR Determination Day” shall have the meaning specified in the definition of “Term SOFR”.

“Permitted Acquisition” shall mean an acquisition by a Loan Party of the assets, Equity Interests or of any division or line of business of another Person (the “Target”); provided that:

(a) at least five (5) Business Days prior to the anticipated closing date of the proposed acquisition, Borrowing Agent has provided Agent and Lenders with written notice of the proposed acquisition;

(b) the board of directors (or other comparable governing body) of the Target shall have duly approved the acquisition;

(c) if such acquisition includes general partnership interests or any other Equity Interest that does not have a corporate (or similar) limitation on liability of the owners thereof, then such acquisition shall be effected by having such Equity Interests acquired by a corporate or other limited liability holding company directly or indirectly wholly-owned by a Loan Party and newly formed for the sole purpose of effecting such acquisition;

(d) the Target or assets acquired shall be used or useful in the business of the Borrowers, and Borrowing Agent shall have provided Lenders all material memoranda and presentations delivered to the board of directors of Quantum or the applicable Subsidiary describing the rationale for such acquisition;

(e) no Indebtedness will be incurred, assumed or would exist with respect to Quantum or its Subsidiaries as a result of such acquisition, other than Permitted Indebtedness, and no Liens will be incurred, assumed or would exist with respect to the assets of Quantum or its Subsidiaries as a result of such acquisition, other than Permitted Encumbrances;

(f) subject to the Intercreditor Agreement, within fifteen (15) days after the consummation of such acquisition (or such longer period as Agent shall agree), Agent shall have received a first priority Lien in all acquired assets or Equity Interests which do not constitute Excluded Property, subject to documentation consistent with the Collateral-related provisions of this Agreement and the Other Documents or otherwise reasonably satisfactory to Agent;

(g) to the extent available, the Loan Parties shall have delivered to Lenders financial statements of the acquired entity for the two (2) most recent fiscal years then ended;

(h) in connection with the acquisition of Equity Interests, (1) the Target shall have EBITDA, calculated in accordance with GAAP immediately prior to such acquisition, of at least $1 (or such other minimum amount as Required Lenders shall agree), and (2) within thirty (30) days after the consummation of such acquisition (or such longer period as Agent shall agree), the Target shall be added as a Borrower or a Guarantor (as determined by Borrowing Agent) and be jointly and severally liable for all Obligations, in each case, to the extent that the Target would have been required to do so under Section 7.11 if it were a newly formed Subsidiary; provided, that, the foregoing requirement shall not apply to any Target acquired using the non-guarantor cap set forth in clause (n) below;

(i) ~~Borrowing Agent shall have delivered to Lenders a pro forma balance sheet, pro forma income statement and a Compliance Certificate demonstrating by reasonably detailed calculations that, upon giving effect to such acquisition on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to such acquisition, are factually supportable, and are expected to have a continuing impact, in each case, determined by Borrowing Agent in good faith as if the combination had been accomplished at the beginning of the relevant Reference Period) created by adding the historical combined financial statements of Quantum and its Subsidiaries (including the combined financial statements of any other Person or assets that were the subject of a prior Permitted Acquisition during the relevant period) to the historical consolidated financial statements of the Target (or the historical financial statements related to the assets to be acquired or, if such financial statements related to such assets are not available, as otherwise calculated by Borrowing Agent in good faith) pursuant to the proposed acquisition, (1) [reserved], (2) Quantum and its Subsidiaries, on a consolidated basis, would have been in compliance with each of the financial covenants set forth in Section 6.5 hereof for the four (4) fiscal quarter period ended on the last day of the most recent fiscal quarter prior to the proposed date of consummation of the proposed acquisition for which financial statements have been (or were required to be) delivered pursuant to Section 9.8 hereof, and (3) Quantum and its Subsidiaries, on a consolidated basis, are projected to be in compliance with each of the financial covenants set forth in Section 6.5 hereof for each of the next four (4) fiscal quarters ending after the fiscal quarter referenced in clause (2) above~~ [reserved];

(j) if the total consideration, including the purchase price and liabilities assumed (including, without limitation, all Acquired Indebtedness, Indebtedness under Permitted Seller Notes and Permitted Earnouts), of any such acquisition shall exceed $15,000,000, Borrowing Agent shall have delivered to Lenders a quality of earnings report performed by a third party firm reasonably acceptable to Required Lenders;

(k) ~~immediately after giving effect to the consummation of the proposed acquisition, Quantum and its Subsidiaries, on a consolidated basis, shall be in compliance on a pro forma basis with the financial covenants set forth in Section 6.5 hereof, recomputed for the most recently ended fiscal quarter for which financial statements have been (or were required to be) delivered pursuant to Section 9.8 hereof~~[reserved];

(l) on the date of any such acquisition, Borrowers shall have Average Liquidity for the thirty (30) days immediately preceding the date of such acquisition of not less than $30,000,000;

(m) on the date of any such acquisition and after giving pro forma effect thereto, each of the Payment Conditions shall have been satisfied;

(n) except to the extent made with the proceeds of the sale or issuance of Equity Interests (other than Disqualified Equity Interests) of Quantum, the total consideration, including the purchase price and liabilities assumed (including, without limitation, all Acquired Indebtedness, Indebtedness under Permitted Seller Notes and Permitted Earnouts but excluding consideration in the form of issuance of Equity Interests permitted hereunder or paid with the proceeds of the issuance of Equity Interests permitted hereunder), of all such acquisitions, together with any Permitted Investments entered into pursuant to clause (r) of such definition, of (x) Targets that are not organized or incorporated in the United States, any State or territory thereof or the District of Columbia or (y) assets located outside of the United States, shall not exceed $10,000,000 in the aggregate during the Term; and

(o) if the total consideration, including the purchase price and liabilities assumed (including, without limitation, all Acquired Indebtedness, Indebtedness under Permitted Seller Notes and Permitted Earnouts), of any such acquisition shall exceed $7,500,000, not later than five (5) Business Days prior to the anticipated closing date of the proposed acquisition, Borrowing Agent has provided Lenders with copies of the most recent drafts of the acquisition agreement and other material agreements, documents and instruments related to the proposed acquisition, including, without limitation, any related management, non-compete, employment, option or other material agreements (the “Acquisition Documents”), and, in any event, promptly following the closing date of the acquisition, Borrowing Agent shall provide Lenders with true, correct and complete copies of the Acquisition Documents, in each case duly authorized, executed and delivered by the parties thereto, together with any schedules to such Acquisition Documents.

“Permitted Assignees” shall mean: (a) Agent, any Lender or any of their direct or indirect Affiliates; and (b) any fund that is administered or managed by Agent or any Lender, an Affiliate of Agent or any Lender or a related entity.

“Permitted Dispositions” shall mean:

(a) Dispositions of Equipment that is substantially worn, damaged or obsolete or no longer used or useful in the Ordinary Course of Business of the Loan Parties or their Subsidiaries and leases or subleases of Real Property that is not useful in the conduct of the business of the Loan Parties or their Subsidiaries;

(b) sales of Inventory to Customers in the Ordinary Course of Business;

(c) the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or any of the Other Documents;

(d) the licensing of patents, trademarks, copyrights, and other Intellectual Property rights (i) on a non-exclusive basis in the Ordinary Course of Business or (ii) on a non-exclusive basis (other than with respect to exclusivity for specific geographic locations), in each case under this clause (ii), in the Ordinary Course of Business to the extent consistent with past practice;

(e) the granting of Permitted Encumbrances;

(f) the sale or discount, in each case without recourse, of Receivables arising in the Ordinary Course of Business, but only in connection with the compromise or collection thereof;

(g) any involuntary loss, damage or destruction of property;

(h) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property;

(i) the leasing or subleasing of assets of any Loan Party or its Subsidiaries in the Ordinary Course of Business;

(j) (i) the sale or issuance of Equity Interests (other than Disqualified Equity Interests) of Quantum, including, without limitation, in connection with the 2022 Rights Offering and the 2025 Equity Line of Credit, (ii) the sale or issuance of Equity Interests (other than Disqualified Equity Interests) of any wholly-owned Subsidiary of a Loan Party that is itself a Loan Party to such Loan Party ~~and~~, (iii) the sale or issuance of Equity Interests (other than Disqualified Equity Interests) of any Subsidiary that is not a Loan Party to any Subsidiary that is not a Loan Party, and (iv) the sale or issuance of Equity Interests of Quantum pursuant to the Dialectic Convertible Notes Documents;

(k) (i) the lapse of registered patents, trademarks, copyrights and other Intellectual Property of any Loan Party or its Subsidiaries to the extent not economically desirable in the conduct of its business or (ii) the abandonment of patents, trademarks, copyrights or other Intellectual Property rights so long as (in each case under clauses (i) and (ii)), (A) such patents, trademarks, copyrights or other Intellectual Property rights do not generate material revenue, (B) such lapse or abandonment would not reduce the recurring royalty revenue stream of assets not Disposed of, and (C) such lapse or abandonment is not materially adverse to the interests of Agent and the other Secured Parties;

(l) the making of Restricted Payments that are expressly permitted to be made pursuant to this Agreement;

(m) the making of Permitted Investments;

(n) Dispositions of assets acquired by any Loan Party or its Subsidiaries pursuant to a Permitted Acquisition or other Permitted Investment consummated within twelve (12) months of the date of the proposed Disposition so long as (i) the consideration received for the assets to be so Disposed of is at least equal to the fair market value (as determined in good faith by such Loan Party or the applicable Subsidiary) of such assets, (ii) the assets to be so Disposed of are not necessary or economically desirable in connection with the business of the Loan Parties and their Subsidiaries, and (iii) the assets to be so Disposed of are readily identifiable as assets acquired pursuant to the subject Permitted Acquisition or other Permitted Investment;

(o) transfers of assets (i) from any Loan Party or any of its Subsidiaries to a Loan Party and (ii) from any Subsidiary of any Loan Party that is not a Loan Party to a Loan Party, in each case, to the extent made in accordance with Section 7.10 hereof;

(p) Dispositions of intangible assets not otherwise permitted in clauses (a) through (o) above, so long as (i) no Default or Event of Default then exists or would arise therefrom, (ii) such Disposition would not reduce the recurring royalty revenue stream of assets not Disposed of, (iii) such intangible assets do not generate material revenue, (iv) any such Disposition would not result in a material increase in any costs or expenses of Quantum and its Subsidiaries, (v) such Disposition is made at fair market value (as determined in good faith by Borrowing Agent or the applicable Subsidiary), and (vi) the aggregate fair market value of all such intangible assets Disposed of in any fiscal year (including the proposed Disposition) would, together with the aggregate fair market value of all assets Disposed of pursuant to clause (q) of this definition, not exceed $12,000,000;

(q) Dispositions of assets not otherwise permitted in clauses (a) through (o) above, so long as (i) such Disposition would not reduce the recurring royalty revenue stream of assets not Disposed of, (ii) no Default or Event of Default then exists or would arise therefrom, (iii) such Disposition is made at fair market value (as determined in good faith by Borrowing Agent or the applicable Subsidiary), (iv) the aggregate fair market value of all such assets Disposed of in any fiscal year (including the proposed Disposition) would, together with the aggregate fair market value of all assets Disposed of pursuant to clause (p) of this definition, not exceed $12,000,000, and (v) in any such Disposition, at least 75% of the purchase price is paid to such Loan Party or Subsidiary in cash;

(r) Dispositions of Service Inventory on or after the Sixth Amendment Effective Date but prior to the Eleventh Amendment Effective Date, so long as (i) the aggregate purchase price received by Quantum and its Subsidiaries in respect of all such Dispositions pursuant to this clause (r) does not exceed $15,000,000, (ii) in any such Disposition, the purchase price is paid to such Loan Party or Subsidiary in cash, and (iii) the Net Cash Proceeds of any such Specified Inventory Disposition are applied to prepay the Loans as (and to the extent) required by Section 2.3(a), in the amounts set forth therein; and

(s) Dispositions of Service Inventory pursuant to one or more transactions to a purchaser separately identified to Agent on or after the Eleventh Amendment Effective Date, so long as (i) the aggregate purchase price received by Quantum and its Subsidiaries in respect of all such Dispositions pursuant to this clause (s) does not exceed $7,600,000, (ii) in any such Disposition, the purchase price is (x) no less than the cost value of such Service Inventory as reflected in the financial statements of Quantum and its Subsidiaries in accordance with GAAP and (y) paid to such Loan Party or Subsidiary 100% in cash and (iii) the Net Cash Proceeds of any such Disposition are applied to prepay the Loans as (and to the extent) required by Section 2.3(a), in the amounts set forth therein;

provided that, if any Permitted Disposition of Material Intellectual Property (other than the grant of a non-exclusive license thereof) is made to a Subsidiary or Affiliate who is not a Loan Party, the purchaser, assignee or other transferee thereof shall agree in writing to be bound by a non-exclusive royalty-free worldwide license of such Material Intellectual Property in favor of the Agent for use in connection with the exercise of the rights and remedies of the Secured Parties, which license shall be in form and substance reasonably satisfactory to the Agent; provided further that the foregoing proviso shall not apply to transactions that (i) have a bona fide business purpose and (ii) are not undertaken to facilitate a financing or a Restricted Payment or undertaken in connection with a liability management transaction.

“Permitted Earnouts” shall mean, with respect to a Loan Party, any obligations of such Loan Party arising from a Permitted Acquisition which are payable to the seller based on the achievement of specified financial results over time and, if in excess of $2,000,000 are subject to subordination terms (or a Subordination Agreement in favor of Agent and Lenders) reasonably acceptable to Required Lenders.

“Permitted Encumbrances” shall mean:

(a) Liens in favor of Agent, for the benefit of the Secured Parties, to secure the Obligations (and any Refinancing Indebtedness in respect thereof permitted hereunder);

(b) Liens created under the Revolving Loan Documents to secure the Revolving Loan Indebtedness that are subject to the Intercreditor Agreement;

(c) Liens for unpaid taxes, assessments or other governmental charges or levies that either (i) are not yet delinquent, or (ii) do not have priority over Agent’s Liens and the underlying taxes, assessments, charges or levies are being Properly Contested;

(d) judgment Liens arising solely as a result of the existence of judgments, orders or awards that do not constitute an Event of Default under Section ~~10.6~~10.5 hereof;

(e) Liens set forth on Schedule 7.2 hereof; provided that such Liens shall secure only the Indebtedness or other obligations which they secure on the ~~Closing~~Fifteenth Amendment Effective Date (and any Refinancing Indebtedness in respect thereof permitted hereunder) and shall not subsequently apply to any other property or assets of any Loan Party other than the property and assets to which they apply as of the ~~Closing~~Fifteenth Amendment Effective Date;

(f) the interests of lessors (and interests in the title of such lessors) under operating leases and non-exclusive licensors (and interests in the title of such licensors) under license agreements;

(g) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as (i) such Lien attaches only to the asset purchased or acquired and the proceeds thereof, and (ii) such Lien only secures the Indebtedness that was incurred to acquire the asset purchased or acquired or any Refinancing Indebtedness in respect thereof;

(h) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers or suppliers arising in the Ordinary Course of Business and not in connection with the borrowing of money and which Liens either (i) are for sums not yet delinquent, or (ii) are being Properly Contested;

(i) Liens on amounts deposited to secure obligations of the Loan Parties and their Subsidiaries in connection with worker’s compensation or other unemployment insurance;

(j) Liens on amounts deposited to secure obligations of the Loan Parties and their Subsidiaries in connection with the making or entering into of bids, tenders, or leases in the Ordinary Course of Business and not in connection with the borrowing of money;

(k) Liens on amounts deposited to secure reimbursement obligations of the Loan Parties and their Subsidiaries with respect to surety or appeal bonds obtained in the Ordinary Course of Business;

(l) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof;

(m) to the extent constituting a Permitted Disposition, licenses of patents, trademarks, copyrights and other Intellectual Property rights;

(n) Liens that are replacements of Permitted Encumbrances to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness;

(o) rights of setoff or bankers’ liens upon deposits of funds in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of deposit accounts of the Loan Parties and their Subsidiaries in the Ordinary Course of Business;

(p) Liens granted in the Ordinary Course of Business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent such financing is permitted under the definition of “Permitted Indebtedness”;

(q) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(r) Liens solely on any cash earnest money deposits made by the Loan Parties and their Subsidiaries in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition or other Permitted Investment;

(s) Liens that secure Indebtedness of Foreign Subsidiaries permitted under clause (o) of the definition of “Permitted Indebtedness”;

(t) other Liens as to which the aggregate amount of the obligations secured thereby does not exceed $1,500,000; ~~and~~

(u) Liens on amounts deposited to secure obligations in respect of (x) netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and other cash management and similar arrangements and (y) letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments, in each case, permitted under clause (n) of the definition of “Permitted Indebtedness”;

(v) Liens that secure Indebtedness permitted under clause (v) of the definition of “Permitted Indebtedness”; and

(w) Liens that secure Indebtedness permitted under clause (w) of the definition of “Permitted Indebtedness”.

“Permitted Holders” means each of (a) Dialectic and any funds, limited partnerships or investment vehicles (including co-investment vehicles) managed or advised by Dialectic or any of its Affiliates, (b) any investors (including limited partners) in the Persons identified in clause (a) who are investors in such Persons as of the Fifteenth Amendment Effective Date, and from time to time, invest directly or indirectly in Quantum, (c) any Affiliates of any of the foregoing Person(s) described in clause (a) or clause (b), or any direct or indirect Subsidiaries of any such Person(s), or any funds, limited partnerships or investment vehicles (including co-investment vehicles) managed or advised by any such Person(s), or over which any such Person(s) exercise governance rights or have an advisory relationship, and (d) any group (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of which the Persons described in clauses(a), (b) or (c) above are members; provided that (i) without giving effect to the existence of such group or any other group, the Persons described in clauses(a), (b) and (c) above, collectively, beneficially own (as defined in Rules 13(d) and 14(d) of the Exchange Act) Equity Interests representing at least a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interest of Quantum then held by such group, and (ii) to the extent that beneficial ownership of Equity Interests of any member of such group is attributed to one or more other members of such group, each such member of the group that is by attribution deemed to be the beneficial owner of such additional Equity Interests shall also be deemed to be a Permitted Holder.

“Permitted Indebtedness” shall mean:

(a) the Obligations (and any Refinancing Indebtedness in respect thereof permitted hereunder);

(b) Indebtedness as of the ~~Closing~~Fifteenth Amendment Effective Date set forth on Schedule 7.8 hereto and any Refinancing Indebtedness in respect of such Indebtedness;

(c) Permitted Purchase Money Indebtedness and any Refinancing Indebtedness in respect of such Indebtedness; provided that the aggregate outstanding principal amount of such Indebtedness shall not exceed $5,000,000 at any time;

(d) endorsement of instruments or other payment items for deposit;

(e) Indebtedness consisting of guarantees permitted under Section 7.3 hereof;

(f) Indebtedness incurred on the date of the consummation of a Permitted Acquisition or other Permitted Investment solely for the purpose of consummating such Permitted Acquisition or other Permitted Investment; provided that (i) such Indebtedness shall at all times be unsecured, (ii) such Indebtedness is not incurred for working capital purposes, (iii) such Indebtedness shall not amortize or mature prior to the date that is six (6) months after the Maturity Date and such Indebtedness shall not provide for the payment of interest thereon in cash or Cash Equivalents prior to the date that is six (6) months after the Maturity Date, (iv) such Indebtedness shall be subordinated in right of payment to the Obligations on terms and conditions reasonably satisfactory to the Required Lenders; and (v) the aggregate outstanding principal amount of such Indebtedness shall not exceed $12,000,000 at any time;

(g) Acquired Indebtedness and any Refinancing Indebtedness in respect of such Acquired Indebtedness; provided that (i) such Indebtedness shall at all times be unsecured, and (ii) the aggregate outstanding principal amount of such Indebtedness shall not exceed $10,000,000 at any time;

(h) Indebtedness (x) constituting deferred purchase price obligations arising in connection with Permitted Acquisitions and other Permitted Investments, (y) under Permitted Seller Notes and Permitted Earnouts arising in connection with Permitted Acquisitions and other Permitted Investments, and (z) under non-compete payment obligations arising in connection with Permitted Acquisitions and other Permitted Investments, provided that, (i) such Indebtedness shall at all times be unsecured, and (ii) the aggregate outstanding principal amount of such Indebtedness shall not exceed $10,000,000 at any time;

(i) Indebtedness incurred in the Ordinary Course of Business under performance, surety, bid, statutory, or appeal bonds;

(j) Indebtedness owed to any Person providing property, casualty, liability or other insurance to any Loan Party or any of its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year;

(k) Indebtedness consisting of Interest Rate Hedges and Foreign Currency Hedges that is incurred for the bona fide purpose of hedging the interest rate, commodity or foreign currency risks associated with the operations of the Loan Parties and their Subsidiaries and not for speculative purposes;

(l) unsecured Indebtedness of Quantum owing to former employees, officers or directors (or any spouses, ex-spouses or estates of any of the foregoing) incurred in connection with the repurchase by Quantum of the Equity Interests of Quantum that has been issued to such Persons, so long as (i) such Indebtedness shall at all times be unsecured; (ii) such Indebtedness shall be subordinated in right of payment to the Obligations on terms and conditions reasonably acceptable to the Required Lenders; and (iii) the aggregate outstanding principal amount of such Indebtedness shall not exceed $1,500,000 at any time;

(m) Indebtedness constituting Permitted Investments;

(n) Indebtedness in respect of (x) netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and other cash management and similar arrangements in the ordinary course of business~~,~~ and (y) letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments of Quantum and/or its Subsidiaries that are (i) outstanding as of ~~August 13, 2025~~the Fifteenth Amendment Effective Date (and any renewals or extensions thereof) or (ii) entered into after ~~August 13, 2025~~the Fifteenth Amendment Effective Date; provided that the aggregate outstanding principal amount of such Indebtedness under this clause (n)(y)(ii) shall not exceed $3,000,000 at any time;

(o) Indebtedness of any Foreign Subsidiaries of Quantum; provided that (i) the aggregate outstanding principal amount of such Indebtedness shall not exceed $3,000,000 at any time, and (ii) such Indebtedness is not directly or indirectly recourse to any of the Loan Parties or of their respective assets;

(p) Indebtedness of any Loan Party or its Subsidiaries in respect of Permitted Intercompany Advances;

(q) the accrual of interest, accretion or amortization of original issue discount, or the payment of interest in kind, in each case, on Indebtedness that otherwise constitutes Permitted Indebtedness;

(r) any other Indebtedness which is unsecured (or, to the extent a Lien securing such Indebtedness constitutes a Permitted Encumbrance, secured Indebtedness) incurred by any Loan Party or any of its Subsidiaries, not otherwise permitted in clauses (a) through (q) above, and any Refinancing Indebtedness in respect of such Indebtedness; provided that the aggregate principal amount of such Indebtedness outstanding at any one time shall not exceed an amount equal to $7,500,000;

(s) any other unsecured Subordinated Indebtedness incurred by any Loan Party or any of its Subsidiaries (and any Refinancing Indebtedness in respect of such Subordinated Indebtedness) not otherwise permitted in clauses (a) through (r) above; provided that (i) on the date such Indebtedness is incurred and immediately after giving effect thereto, no Default or Event of Default shall exist or shall have occurred and be continuing or would result therefrom, and (ii) the aggregate principal amount of such Indebtedness outstanding at any one time shall not exceed $15,000,000;

(t) the Revolving Loan Indebtedness (and any refinancing in respect of such Revolving Loan Indebtedness that is incurred in accordance with the terms of the Intercreditor Agreement); ~~and~~

(u) to the extent constituting Indebtedness, the aggregate amount of the Qualified Contributions made to Quantum in accordance with the terms of this Agreement;

(v) Indebtedness pursuant to the Dialectic Convertible Notes Documents (and any refinancing in respect of such Indebtedness that is incurred in accordance with the terms of the Intercreditor Agreement); and

(w) from and after the date the OC III Senior Term Loans are Paid in Full, Indebtedness pursuant to a working capital revolving facility in form and substance reasonably satisfactory to the Required Lenders (and any refinancing thereof).

“Permitted Intercompany Advances” shall mean any loans and/or advances made:

(a) pursuant to, and in accordance with, the Transfer Pricing Program;

(b) by a Loan Party to another Loan Party;

(c) by a Subsidiary of a Loan Party that is not a Loan Party to another Subsidiary of a Loan Party that is not a Loan Party;

(d) by a Subsidiary of a Loan Party that is not a Loan Party to a Loan Party; and

(e) by a Loan Party to a Subsidiary of a Loan Party that is not a Loan Party; provided that (i) the aggregate amount of all such loans and advances made after the Closing Date at any one time outstanding shall not exceed $2,500,000; (ii) ~~immediately after giving effect to the making of such loan or advance, Quantum and its Subsidiaries, on a consolidated basis, shall be in compliance on a pro forma basis with the financial covenants set forth in Section 6.5 hereof, recomputed for the most recently ended fiscal quarter for which financial statements are required to be delivered pursuant to Section 9.8 hereof~~[reserved]; (iii) on the date any such loan or advance is made and after giving effect thereto, each of the Payment Conditions shall have been satisfied; and (iv) in connection with any loan or advance made for purposes of funding a Permitted Acquisition, such loan or advance shall promptly be repaid in full by such Subsidiary to such Loan Party if such Permitted Acquisition is not consummated within thirty (30) days of the making of such loan or advance.

“Permitted Investments” shall mean:

(a) Investments in (i) cash and Cash Equivalents, (ii) Foreign Cash Equivalents, and (iii) readily marketable United States corporate securities that are made in compliance with the Cash Management Policy;

(b) Investments in negotiable instruments deposited or to be deposited for collection in the Ordinary Course of Business;

(c) advances made in connection with purchases of goods or services in the Ordinary Course of Business;

(d) Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the Ordinary Course of Business or owing to any Loan Party or any of its Subsidiaries as a result of an Insolvency Event involving a Customer or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries;

(e) Investments owned by any Loan Party or any of its Subsidiaries on the ~~Closing~~Fifteenth Amendment Effective Date and set forth on Schedule 7.4 hereto;

(f) guarantees permitted under Section 7.3 hereof;

(g) Permitted Intercompany Advances, so long as~~,~~ (i) the applicable loan or advance is evidenced by a promissory note on terms and conditions (including terms subordinating payment of the Indebtedness evidenced by such note to the prior Payment in Full of all of the Obligations) acceptable to the Required Lenders (it being understood and agreed that the Subordinated Intercompany Note satisfies the requirements in this clause (i)) and (ii) such note has been delivered to Agent either endorsed in blank or together with an undated instrument of transfer executed in blank by the applicable Loan Parties that are the payees on such note;

(h) Investments in the form of capital contributions and the acquisition of Equity Interests made by any Loan Party in any other Loan Party (other than capital contributions to or the acquisition of Equity Interests of Quantum);

(i) Equity Interests or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to a Loan Party or its Subsidiaries (in bankruptcy of Customers or suppliers or otherwise outside the Ordinary Course of Business) or as security for any such Indebtedness or claims;

(j) deposits of cash made in the Ordinary Course of Business to secure performance of operating leases;

(k) (i) non-cash loans and advances to employees, officers and directors of Quantum or any of its Subsidiaries for the purpose of purchasing Equity Interests in Quantum, so long as the proceeds of such loans or advances are used in their entirety to purchase such Equity Interests in Quantum, and (ii) loans and advances to employees and officers of any Loan Party or any of its Subsidiaries in the Ordinary Course of Business for any other business purpose and in an aggregate amount not to exceed $1,500,000 at any one time;

(l) Permitted Acquisitions and Specified Immaterial Acquisitions;

(m) Investments resulting from entering into (i) Interest Rate Hedges, Foreign Currency Hedges or Cash Management Products and Services, or (ii) agreements relative to Indebtedness that is permitted under clause (j) of the definition of “Permitted Indebtedness”;

(n) equity Investments by any Loan Party in any Subsidiary of such Loan Party which is required by Applicable Law to maintain a minimum net capital requirement or as may be otherwise required by Applicable Law;

(o) Investments held by a Person acquired in a Permitted Acquisition or other Permitted Investment to the extent that such Investments were not made in contemplation of or in connection with such Permitted Acquisition or other Permitted Investment and were in existence on the date of such Permitted Acquisition or other Permitted Investment;

(p) any Investment by way of (i) merger, consolidation, reorganization or recapitalization, (ii) reclassification of Equity Interests; or (iii) transfer of assets, in each case solely to the extent permitted by Section 7.1 hereof;

(q) to the extent constituting an Investment, any Restricted Payment to the extent permitted by Section 7.7 hereof;

(r) any other Investments in an aggregate amount not to exceed $10,000,000 outstanding at any time; provided that (i) on the date any Investment is made and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom, and (ii) on the date any Investment is made which would cause the aggregate amount of all Investments outstanding under this clause (r) to exceed the greater of $1,400,000, and after giving effect to such Investment, each of the other Payment Conditions shall have been satisfied; and

(s) the Invicto Acquisition; provided that (i) on the date of the Invicto Acquisition, and after giving pro forma effect thereto, Liquidity shall be equal to or greater than $15,000,000 and Average Liquidity for the thirty (30) days immediately preceding such date shall not be less than $15,000,000, and (ii) no Event of Default shall exist or shall have occurred and be continuing on the date of the Invicto Acquisition.

“Permitted Purchase Money Indebtedness” shall mean, as of any date of determination, Indebtedness (other than the Obligations, but including Capitalized Lease Obligations) incurred after the Closing Date and at the time of, or within ninety (90) days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

“Permitted Seller Note” shall mean a promissory note with respect to unsecured Indebtedness of any Loan Party incurred in connection with a Permitted Acquisition or other Permitted Investment and payable to the seller in connection therewith (excluding Indebtedness arising from deferred purchase price obligations) and, if the initial principal amount of such promissory note is equal to or greater than $1,500,000, containing subordination terms (or subject to a Subordination Agreement in favor of Agent and Lenders) and other terms and conditions reasonably satisfactory to Required Lenders.

“Person” shall mean any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, limited liability partnership, institution, public benefit corporation, joint venture, entity or Governmental Body (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

“PIK Interest” shall mean the portion of accrued interest paid-in-kind by adding such accrued and unpaid interest to the unpaid principal amount of the applicable Term Loan on the applicable interest payment date (whereupon from and after such date such additional principal amounts shall also accrue interest pursuant to Section 3.1(a)). All such PIK Interest so added at the applicable interest payment date to the unpaid principal amount of the applicable Term Loans shall be deemed to have been paid at that time by the Borrowers and shall thereafter be treated as principal of the applicable Term Loans for all purposes of this Agreement. The obligation of the Borrowers to pay such PIK Interest and interest thereon shall be automatically evidenced by this Agreement.

“Plan” shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Benefit Plan and a Multiemployer Plan, as defined herein) maintained by any Loan Party or to which any Loan Party is required to contribute or, solely with respect to any such plan that is subject to Section 302 of ERISA or Title IV of ERISA or Section 412 of the Code, maintained by any member of the Controlled Group or to which any member of the Controlled Group is required to contribute.

“Pledge Agreement” shall mean the Collateral Pledge Agreement, dated as of the Closing Date, executed and delivered by the Loan Parties in favor of Agent, and any other pledge agreement executed and delivered by any Loan Party or other Person in favor of Agent to secure the Obligations.

“~~PNC” shall mean PNC Bank, National Association.~~

~~“PNC Qualified Cash” shall mean all cash and Cash Equivalents of the Borrowers which is maintained in a Blocked Account or a Depository Account with the Revolving Loan Agent and is subject to a Control Agreement~~Prepayment Consent” shall have the meaning set forth in Section 2.3(f) hereof.

“Prime Rate” shall mean the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Agent) or any similar release by the Federal Reserve Board (as determined by the Agent). Any change in the Prime Rate shall take effect at the opening of business on the day such change is publicly announced or quoted as being effective.

“Pro Forma Balance Sheet” shall have the meaning set forth in Section 5.5(a) hereof.

“Properly Contested” shall mean, in the case of any Indebtedness, Lien or Taxes, as applicable, of any Person that are not paid as and when due or payable by reason of such Person’s bona fide dispute concerning its liability to pay the same or concerning the amount thereof: (a) such Indebtedness, Lien or Taxes, as applicable, are being properly contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (b) such Person has established appropriate reserves as shall be required in conformity with GAAP; (c) the non-payment of such Indebtedness or Taxes will not have a Material Adverse Effect or will not result in the forfeiture of any assets of such Person; (d) except for Permitted Encumbrances set forth in clause (c) of the definition thereof, no Lien is imposed upon any of such Person’s assets with respect to such Indebtedness or taxes unless such Lien (x) does not attach to any Receivables or Inventory, (y) is at all times junior and subordinate in priority to the Liens in favor of Agent (except only with respect to property Taxes that have priority as a matter of applicable state law) and (z) enforcement of such Lien is stayed during the period prior to the final resolution or disposition of such dispute; and (e) if such Indebtedness or Lien, as applicable, results from, or is determined by the entry, rendition or issuance against a Person or any of its assets of a judgment, writ, order or decree, enforcement of such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review.

~~“PSC Register” shall mean, a PSC register within the meaning of section 790C(10) of the UK Companies Act 2006.~~

“Purchasing CLO” shall have the meaning set forth in Section 16.3(d) hereof.

“Purchasing Lender” shall have the meaning set forth in Section 16.3(c) hereof.

“Qualified Cash” shall mean, as of any date of determination, ~~the sum of:~~

~~(a) so long as Quantum is in compliance with Section 6.15(b) hereof,~~ all cash and Cash Equivalents of Quantum which is maintained ~~(i) in a Blocked Account at a Specified Domestic Blocked Account Bank or (ii)~~ in a Depository Account that is subject to a Control Agreement~~;~~

~~(b) all cash and Cash Equivalents of Quantum in an amount not to exceed $5,000,000 which is maintained in the Swiss Blocked Accounts; and~~

~~(c) all PNC Qualified Cash;~~

~~provided, that, prior to the post-closing deadline for delivering Control Agreements set forth in Section 6.15(b), Qualified Cash shall include consolidated unrestricted Cash and Cash Equivalents of the Borrowers and its Subsidiaries held in Depositary Accounts in the United States; provided, that, the aggregate amount of all Qualified Cash shall not exceed $15,000,000 at any time~~.

“Qualified Contribution” shall mean cash proceeds from (a) one or more cash equity contributions made, directly or indirectly, to Quantum by its equity holders in exchange for Qualified Equity Interests of Quantum or (b) Subordinated Indebtedness issued by Quantum in favor of any direct or indirect holder of its Equity Interests, so long as such Indebtedness has been subordinated in right of payment and priority (if secured) to the Obligations in a manner satisfactory to the Agent and the Required Lenders in their sole discretion, which cash proceeds, in each case of clauses (a) and (b) above, are applied to the Delayed Draw Term Loan and the Initial Term Loan in accordance with Section 2.3(f).

“Qualified Equity Interests” shall mean Equity Interests issued by Quantum (and not by one or more of its Subsidiaries) that are not Disqualified Equity Interests.

“Quantum” shall have the meaning set forth in the preamble to this Agreement.

“Quantum Board” shall have the meaning set forth in the Section 6.16 hereof.

“Quantum International” shall mean Quantum International, Inc., a Delaware corporation.

“Quantum Government” shall mean Quantum Government, Inc., a Delaware corporation.

“Quarterly Operating Budget” shall have the meaning set forth in Section 6.19(c) hereof.

“RCRA” shall mean the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq., as same may be amended, modified or supplemented from time to time.

“Real Property” shall mean all of the real property owned, leased or operated by any Loan Party on or after the Closing Date, together with, in each case, all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof.

“Receivables” shall mean and include, as to each Loan Party, all of such Loan Party’s accounts (as defined in Article 9 of the Uniform Commercial Code) and all of such Loan Party’s contract rights, instruments (including those evidencing indebtedness owed to such Loan Party by its Affiliates), documents, chattel paper (including electronic chattel paper), general intangibles relating to accounts, contract rights, instruments, documents and chattel paper, and drafts and acceptances, credit card receivables and all other forms of obligations owing to such Loan Party arising out of or in connection with the sale or lease of Inventory or the rendition of services, all supporting obligations, guarantees and other security therefor, whether secured or unsecured, now existing or hereafter created, and whether or not specifically sold or assigned to Agent hereunder.

“Recipient” shall mean (a) Agent, (b) any Lender, (c) any Participant, or (d) any other recipient of any payment to be made by or on account of any Obligations.

“Recurring Royalty Revenue” shall mean revenue received and recognized by Quantum or any of its Subsidiaries pursuant to a Format Development Agreement relating to the LTO Program.

“Refinancing Amendment” shall mean an amendment to this Agreement executed by each of (a) Quantum and the other Loan Parties, (b) the Agent, and (c) each Lender that agrees to provide any portion of the Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.7 hereof.

“Refinancing Indebtedness” shall mean any ~~financing~~refinancing, renewal or extension of Indebtedness so long as:

(a) such refinancing, renewal or extension does not result in an increase in the principal amount of the Indebtedness so refinanced, renewed or extended, other than by the amount of premiums paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto;

(b) such refinancing, renewal or extension does not result in a shortening of the average weighted maturity (measured as of the date of the refinancing, renewal or extension) of the Indebtedness so refinanced, renewed or extended, and such refinancing, renewal or extension is not on terms or conditions that, taken as a whole, are less favorable to the interests of the Secured Parties than the terms and conditions of the Indebtedness being refinanced, renewed or extended;

(c) if the Indebtedness that is refinanced, renewed or extended was Subordinated Indebtedness, then the terms and conditions of the refinancing, renewal or extension shall include subordination terms and conditions that are at least as favorable to the Secured Parties as those that were applicable to the refinanced, renewed or extended Indebtedness; and

(d) the Indebtedness that is refinanced, renewed or extended is not recourse to any Person that is liable on account of the Obligations, other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed or extended.

“Register” shall have the meaning set forth in Section 2.2(c) hereof.

“Regulation T” shall mean Regulation T of the Board of Governors as in effect from time to time.

“Regulation U” shall mean Regulation U of the Board of Governors as in effect from time to time.

“Regulation X” shall mean Regulation X of the Board of Governors as in effect from time to time.

“Release” shall have the meaning set forth in Section 5.7(c)(i) hereof.

“Relevant Governmental Body” shall mean the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

“Replacement Rate” shall have the meaning specified therefor in Section 3.6(b).

“Reportable Compliance Event” shall mean that any Covered Entity or, to the knowledge of the Loan Parties, any agent of any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any material aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.

“Reportable ERISA Event” shall mean a reportable event described in Section 4043 of ERISA or the regulations promulgated thereunder, other than an event for which the 30-day notice period is waived.

“Required Dialectic Term Loan Lenders” shall mean Lenders holding at least fifty-one percent (51%) of the sum of the outstanding principal balance of the Dialectic Term Loans.

“Required Lenders” shall mean, subject to Section 16.2(d), Lenders holding at least fifty-one percent (51%) of the sum of the outstanding principal balance of the Loans (other than Fourth Amendment Loans); provided that, so long as any Closing Date Lender and/or any of its Affiliates (other than Fourth Amendment Lenders) holds at least 50% of the outstanding principal balance of the Loans held by it on the Closing Date (which, for the avoidance of doubt and notwithstanding the OC III Initial Term Loan Conversion, shall include the Initial Term Loans of such Closing Date Lender and/or such Affiliates), “Required Lenders” shall include such Closing Date Lender and/or such Affiliate.

“Required Term Creditors” shall have the meaning given to such term in the Intercreditor Agreement.

“Required Tranche Lenders” shall mean, with respect to any Tranche, Lenders holding at least fifty-one percent (51%) of the sum of (a) the outstanding principal balance of the Loans under such Tranche and (b) the aggregate unused Commitments under such Tranche.

“Rescindable Amount” shall have the meaning set forth in Section 2.2(e).

“Reserve Percentage” shall mean, on any day, for any Lender, the maximum percentage prescribed by the Board of Governors for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to eurocurrency funding (currently referred to as “eurocurrency liabilities”) of that Lender, but so long as such Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

“Resignation Effective Date” shall have the meaning set forth in Section 14.6(a).

“Resolution Authority” shall mean any body which has authority to exercise any Write-down and Conversion Powers.

“Restricted Payment” shall mean (a) the declaration or payment of any dividend or the making of any other payment or distribution, directly or indirectly, on account of Equity Interests issued by any Loan Party (including any payment in connection with any merger or consolidation involving any Loan Party) or to the direct or indirect holders of Equity Interests issued by any Loan Party in their capacity as such holders (other than dividends or distributions payable in Qualified Equity Interests issued by Quantum), (b) the purchase, redemption or making of any sinking fund or similar payment, or other acquisition or retirement for value (including in connection with any merger or consolidation involving any Loan Party) of any Equity Interests issued by any Loan Party, or (c) the making of any payment to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire Equity Interests of any Loan Party now or hereafter outstanding.

“Revolving Loan Agent” shall mean the “Agent” as defined in the Revolving Loan Agreement.

“Revolving Loan Agreement” shall mean the Amended and Restated Revolving Credit and Security Agreement, dated as of December 27, 2018, as amended as the same may be further amended, restated or otherwise modified from time to time to the extent not prohibited by the Intercreditor Agreement.

“Revolving Loan Documents” shall mean, collectively, the following (as the same may be amended, restated, refinanced or otherwise modified from time to time to the extent not prohibited by the Intercreditor Agreement): (a) the Revolving Loan Agreement, all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any, (b) all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof, and (c) all of the other agreements, documents and instruments executed and delivered in connection therewith or related thereto.

“Revolving Loan Indebtedness” shall mean “Obligations” (or any such similar term) (as defined in the Revolving Loan Agreement) of the Loan Parties owing to Revolving Loan Agent, Revolving Loan Lenders and the other Secured Parties (as defined in the Revolving Loan Agreement) under the Revolving Loan Documents.

“Revolving Loan Lenders” shall mean the financial institutions from time to time party to the Revolving Loan Agreement as lenders.

“Revolving Loan Refinancing” shall have the meaning set forth in the Fifteenth Amendment.

“S&P” shall mean S&P Global Ratings, or any successor.

“Sanctioned Country” shall mean a country which is itself the subject of a comprehensive sanctions program maintained under any Anti-Terrorism Law (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea region of Ukraine).

“Sanctioned Person” shall mean any Person (a) listed in any list of designated, prohibited, sanctioned or debarred Persons under any Anti-Terrorism Law, (b) operating, organized, or resident in a Sanctioned Country or (c) owned or controlled by any such Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, to vote a majority of the Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for any such Person or to direct or cause the direction of the management and policies of such Person whether by ownership of Equity Interests, contract or otherwise.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto.

“Second Amendment” shall mean the Second Amendment to Term Loan Credit and Security Agreement, dated as of the Second Amendment Effective Date, by and among Agent, the Lenders party thereto, and the Loan Parties.

“Second Amendment Effective Date” shall mean March 15, 2022.

“Secured Parties” shall mean, collectively, Agent and the Lenders and the respective successors and assigns of each of them.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Senior Financing” shall have the meaning set forth in Section 7.6.

“Senior Priority Collateral” shall have the meaning given to such term in the Intercreditor Agreement.

“Senior Term Loan Lender” shall mean any Lender that holds Senior Term Loans.

“Senior Term Loans” shall mean the Dialectic Term Loans and the OC III Senior Term Loans.

“Service Inventory” shall mean Inventory consisting of (a) component parts used to repair defective products and (b) finished units provided for Customer use either permanently or on a temporary basis while a defective product is being repaired and, in each case, specified as “service parts inventories” (or with a similar description) on the balance sheets of the Loan Parties.

“Specified Inventory Disposition” shall mean the Disposition of Service Inventory by Quantum or any of its Subsidiaries on or after the Sixth Amendment Effective Date pursuant to clause (r) of the definition of “Permitted Disposition”.

“Sixth Amendment” shall mean the Sixth Amendment to Term Loan Credit and Security Agreement, dated as of the Sixth Amendment Effective Date, by and among Agent, the Lenders party thereto, and the Loan Parties.

“Sixth Amendment Effective Date” shall mean March 22, 2024.~~”~~

“SOFR” shall mean a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Loan” shall mean a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “ABR”.

~~“Specified Domestic Blocked Account Bank” shall mean, collectively, the following (together with their respective successors and assigns): (a) PNC and (b) any other depository bank as may be reasonably acceptable to Required Lenders.~~

“Specified Immaterial Acquisition” shall mean an acquisition by a Loan Party or any of its Subsidiaries of the assets, Equity Interests or of any division or line of business of another Person (the “Target”); provided that:

(a) on the date of any such acquisition and after giving pro forma effect thereto, (i) Liquidity shall be equal to or greater than $25,000,000, and (ii) no Event of Default shall exist or shall have occurred and be continuing;

(b) the total consideration, including the purchase price and liabilities assumed (including, without limitation, all Acquired Indebtedness, Indebtedness under Permitted Seller Notes and Permitted Earnouts but excluding consideration in the form of issuance of Equity Interests permitted hereunder or paid with the proceeds of the issuance of Equity Interests permitted hereunder), of any individual acquisition shall not exceed $2,500,000 and for all such acquisitions shall not exceed $5,000,000 in the aggregate;

(c) ~~immediately after giving effect to the consummation of the proposed acquisition, Quantum and its Subsidiaries, on a consolidated basis, shall be in compliance on a pro forma basis with the financial covenants set forth in Section 6.5 hereof, recomputed for the most recently ended fiscal quarter for which financial statements are required to be delivered pursuant to Section 9.8 hereof~~[reserved];

(d) Quantum and its Subsidiaries are in compliance with the conduct of business covenant set forth in Section 7.9 hereof; and

(e) Quantum and its Subsidiaries are (or will be within the specified timeframes) in compliance with the covenants relating to the guaranties and collateral set forth in Article IV.

~~“Specified Swiss Blocked Account Bank” shall mean UBS Switzerland AG, Max-Hoegger-Strasse 80, P.O. Box CH-8098, Zurich, Switzerland, and its successors and permitted assigns.~~

“Square Box” shall mean Square Box Systems Limited, a company incorporated in England and Wales (registered number 03819556).

“Subordinated Indebtedness” shall mean: (a) Indebtedness under any Permitted Seller Notes (to the extent required to be subordinated pursuant to the definition thereof), (b) Indebtedness in respect of Permitted Earnouts (to the extent required to be subordinated pursuant to the definition thereof), and (c) any other unsecured Indebtedness of any Loan Party or its Subsidiaries incurred from time to time that is subordinated in right of payment to the Obligations and that (i) is guaranteed by the Loan Parties, (ii) is not subject to scheduled amortization, redemption, sinking fund or similar payment and does not have a final maturity, in each case, on or before the date that is six (6) months after the Maturity Date, (iii) does not include any covenant (including without limitation any financial covenant) or agreement that is more restrictive or onerous on any Loan Party in any material respect than any comparable covenant in the Agreement; provided that with respect to any financial covenant, such covenant shall not be more restrictive or onerous on any Loan Party in any respect, and (iv) contains customary subordination (including customary payment blocks during a payment default under any “senior debt” designated thereunder) and turnover provisions and shall be limited to cross-payment default and cross-acceleration to other “senior debt” designated thereunder.

“Subordinated Intercompany Note” shall mean that certain Subordinated Intercompany Note, dated as of December 27, 2018, as the same may be amended, restated, amended and restated, modified, supplemented, renewed, or replaced from time to time.

“Subordination Agreement” shall mean any subordination agreement by and among Agent, any Loan Party and any holder of Subordinated Indebtedness, as the same may be amended, modified, supplemented, renewed, restated or replaced from time to time.

“Subsidiary” of any Person shall mean a corporation or other entity whose Equity Interests having ordinary voting power (other than Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

“Subsidiary Stock” shall mean (a) with respect to the Equity Interests issued to a Loan Party by any Subsidiary (other than a Foreign Subsidiary), 100% of such issued and outstanding Equity Interests, and (b) with respect to any Equity Interests issued to a Loan Party by any Foreign Subsidiary (i) 100% of such issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and (ii) 65% (or such greater percentage that could not reasonably be expected to cause any material adverse tax consequences to Quantum or any of its Subsidiaries) of such issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)).

~~“Swiss Blocked Accounts” shall mean the Blocked Accounts of Quantum maintained at Specified Swiss Blocked Account Bank.~~

~~“Swiss Pledge Agreement” shall mean a Bank Account Pledge Agreement to be entered into on or after the Closing Date by and between Quantum and Agent with respect to the Swiss Blocked Accounts, in form and substance reasonably satisfactory to Agent and Required Lenders.~~

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Body, including any interest, additions to tax or penalties applicable thereto.

“Term” shall have the meaning set forth in Section 13.1 hereof.

“Term ~~Loan~~Loans” shall mean (a) the Initial Term ~~Loan~~Loans, (b) any Delayed Draw Term ~~Loan~~Loans and (c) the Fourth Amendment Loan and, in each case, shall include any PIK Interest accrued on such Loan and all fees accrued thereon that are paid-in-kind pursuant to the Tenth Amendment Term Loan Fee Letter, any other Fee Letter or any amendment to this Agreement.

“Term Loan Note” shall mean a Term Loan Credit Note substantially in the form of Exhibit 2.1.

“Term ~~Priority~~Loan Tranche” means the respective facility and Commitments utilized in making (or, where applicable, conversion of) Term Loans hereunder, with there being (i) one Tranche on the Closing Date, i.e. the Initial Term Loans, (ii) two Tranches on the Fourth Amendment Effective Date, i.e. (a) the Initial Term Loans and (b) the Fourth Amendment Loans and Fourth Amendment Commitments, (iii) three Tranches on the Tenth Amendment Effective Date, i.e. (a) the Initial Term Loans, (b) the Fourth Amendment Loans, and (c) the Delayed Draw Term Loans and Delayed Draw Commitments, and (iv) five Tranches on the Fifteenth Amendment Effective Date, i.e. (a) the Dialectic Initial Term Loans, (b) the OC III Initial Term Loans, (c) the Fourth Amendment Loans, (d) the Dialectic Delayed Draw Term Loans, and (e) the OC III Delayed Draw Term Loans. Additional Term Loan Tranches may be added after the Fifteenth Amendment Effective Date, pursuant to the terms hereof, e.g., Extended Term Loans.

“Term Pari Collateral” shall have the meaning given to such term in the Intercreditor Agreement.

“Term SOFR” shall mean,

(a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b) for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR Term SOFR Determination Day.

“Term SOFR Adjustment” shall mean, for any calculation with respect to an ABR Loan or a SOFR Loan, a percentage per annum as set forth below for the applicable Interest Period (or interest period in the case of determining the calculation for an ABR Loan) therefor:

(a) if 1 month: 0.11448%; and

(b) if 3 months: 0.26161%.

“Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Agent in its reasonable discretion).

“Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR.

“Termination Event” shall mean: (a) a Reportable ERISA Event with respect to any Plan; (b) the withdrawal of any Loan Party or any member of the Controlled Group from a Pension Benefit Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the providing of notice of intent to terminate a Pension Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (d) the commencement of proceedings by the PBGC to terminate a Pension Benefit Plan or Multiemployer Plan; (e) any event or condition (i) which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Benefit Plan or Multiemployer Plan, or (ii) that results in the termination of a Multiemployer Plan pursuant to Section 4041A of ERISA; (f) the partial or complete withdrawal, within the meaning of Section 4203 or 4205 of ERISA, of any Loan Party or any member of the Controlled Group from a Multiemployer Plan; (g) notice that a Multiemployer Plan is insolvent within the meaning of Section 4245 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent, upon any Loan Party or any member of the Controlled Group.

“Tenth Amendment” shall mean the Tenth Amendment to Term Loan Credit and Security Agreement, dated as of the Tenth Amendment Effective Date, by and among Agent, the Lenders party thereto, and the Loan Parties.

“Tenth Amendment Effective Date” shall mean August ~~__~~13, 2024.

“Tenth Amendment Term Loan Fee Letter” shall have the meaning set forth in the definition of “Fee Letter”.

“Tenth Amendment Transactions” shall have the meaning set forth in the definition of “Transactions”.

“Tenth Amendment Warrants” shall have the meaning set forth in Section 5(w) of the Tenth Amendment.

“Third Amendment” shall mean the Third Amendment to Term Loan Credit and Security Agreement, dated as of the Third Amendment Effective Date, by and among Agent, the Lenders party thereto, and the Loan Parties.

“Third Amendment Effective Date” shall mean April 25, 2022.

“Thirteenth Amendment” shall mean the Thirteenth Amendment to Term Loan Credit and Security Agreement, dated as of the Thirteenth Amendment Effective Date, by and among Agent, the Lenders party thereto, and the Loan Parties.

“Thirteenth Amendment Effective Date” shall mean May 5, 2025.

“Total Net Leverage Ratio” shall mean, for any Person on any date of determination, the ratio of (a) Adjusted Funded Debt of such Person on such date to (b) EBITDA of such Person for the four (4) fiscal quarter period ending on or immediately prior to such date.

“Toxic Substance” shall mean and include any material present on any Real Property owned or leased by any Loan Party (including the Leasehold Interests) which has been shown to have significant adverse effect on human health or which is subject to regulation under the Toxic Substances Control Act (TSCA), 15 U.S.C. §§ 2601 et seq., applicable state law, or any other applicable Federal or state laws now in force or hereafter enacted relating to toxic substances. “Toxic Substance” includes but is not limited to asbestos, polychlorinated biphenyls (PCBs) and lead-based paints.

“Tranche” means any Term Loan Tranche.

“Transactions” shall mean (a) as applicable to the Closing Date, the transactions under or contemplated by this Agreement, the Other Documents and the Revolving Loan Documents to occur on the Closing Date (the “Closing Date Transactions”), (b) as applicable to the Fourth Amendment Effective Date, the transactions under or contemplated by this Agreement, the Fourth Amendment, the Other Documents executed and delivered in connection therewith and with the Revolving Loan Documents to occur on the Fourth Amendment Effective Date (the “Fourth Amendment Transactions”) ~~and~~, (c) as applicable to the Tenth Amendment Effective Date, the transactions under or contemplated by this Agreement, the Tenth Amendment, the Other Documents executed and delivered in connection therewith and with the Revolving Loan Documents to occur on the Tenth Amendment Effective Date (the “Tenth Amendment Transactions”) and (d) as applicable to the Fifteenth Amendment Effective Date, the Fifteenth Amendment Transactions.

“Transferee” shall have the meaning set forth in Section 16.3(d) hereof.

“Transfer Pricing Program” shall mean the transactions between Quantum and any of its Subsidiaries or between any Subsidiaries of Quantum pursuant to which Quantum, directly or indirectly, reimburses expenses incurred by its Subsidiaries in the operation of the business, in each case, in accordance with Applicable Law, in the Ordinary Course of Business and in a manner consistent with past practice.

“Twelfth Amendment” shall mean the Twelfth Amendment and Waiver to Term Loan Credit and Security Agreement, dated as of the Twelfth Amendment Effective Date, by and among Agent, the Lenders party thereto, and the Loan Parties.

“Twelfth Amendment Effective Date” shall mean January 27, 2025.

“UK Bail-In Legislation” shall mean Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings)

~~“UK Companies Act 2006” shall mean, the Companies Act 2006 as in force in England and Wales from time to time.~~

~~“UK Debenture” shall mean, an English law all assets security agreement, in form and substance reasonably satisfactory to Agent, made by a UK Loan Party in favor of Agent.~~

~~“UK Insolvency Event” shall mean, a UK Loan Party:~~

~~(i) is unable or admits inability to pay its debts as they fall due or is deemed to, or is declared to, be unable to pay its debt under applicable Law (in each case, other than solely as a result of its balance sheet liabilities exceeding its balance sheet assets except where the same would result in or require the taking of any corporate action, legal proceedings, insolvency filing, cessation of trading and/or any other procedure or steps referred to in Section 9.7); or~~

~~(ii) suspends or threatens to suspend making payments on any of its debts; or~~

~~(iii) by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding Agent or Lenders in their capacity as such) with a view to rescheduling any of its indebtedness; or~~

~~(iv) a moratorium is declared in respect of an indebtedness of a UK Loan Party. If a moratorium occurs, the ending of the moratorium will not remedy any Event of Default caused by that moratorium.~~

~~“UK Loan Party” shall mean, each Loan Party incorporated under the laws of England and Wales.~~

~~“UK Pensions Act 2004” shall mean, the Pensions Act 2004 under the laws of England and Wales.~~

~~“UK Pensions Schemes Act 1993” shall mean, the Pensions Schemes Act 1993 under the laws of England and Wales.~~

~~“UK Security Agreements” shall mean, collectively, the UK Debenture, the UK Share Charge, and all other charges, instruments, documents and agreements delivered by a UK Loan Party and by any other Loan Party that owns shares, interests, participations or other equivalents (however designated) of capital stock of a UK Loan Party, in each case pursuant to this Agreement or any other any pledge or security agreement in order to grant to Agent a Lien on any real, personal or mixed property of such UK Loan Party or its shares, interests, participations or other equivalents (however designated) of capital stock as security for the Obligations, in each case in form and substance reasonably satisfactory to Agent and as amended, restated, joined, supplemented or otherwise modified from time to time.~~

~~“UK Share Charge” shall mean, any Collateral over the shares in a UK Loan Party, in form and substance reasonably satisfactory to Agent, made by a Loan Party in favor of Agent~~.

“Unadjusted Benchmark Replacement” shall mean the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

~~“Undrawn Availability” shall have the meaning provided for in the Revolving Loan Agreement (as in effect on the date hereof).~~

“Unfunded Capital Expenditures” shall mean, as to any Loan Party, without duplication, Capital Expenditures funded (a) from such Loan Party’s internally generated cash flow or (b) with the proceeds of an Advance.

“Uniform Commercial Code” shall have the meaning set forth in Section 1.3 hereof.

“USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, amended, modified, supplemented, renewed, extended or replaced.

“U.S. Government Securities Business Day” shall mean any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

~~“VCOC Lenders Rights Agreement” shall mean the VCOC letter, dated as of the Closing Date, between Borrowing Agent and the Agent, as amended, amended and restated, supplemented or otherwise modified from time to time.~~

“Warrants” shall mean the Existing Warrants ~~and~~, the Tenth Amendment Warrants and the Fifteenth Amendment Warrants.

“Write-Down and Conversion Powers” shall mean, (a) in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers under the relevant Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers.

1.3 Uniform Commercial Code Terms. All terms used herein and defined in the Uniform Commercial Code as adopted in the State of New York from time to time (the “Uniform Commercial Code”) shall have the meaning given therein unless otherwise defined herein. Without limiting the foregoing, the terms “accounts”, “chattel paper” (and “electronic chattel paper” and “tangible chattel paper”), “commercial tort claims”, “deposit accounts”, “financial asset”, “fixtures”, “general intangibles”, “goods”, “instruments”, “letter-of-credit rights”, “payment intangibles”, “proceeds”, “promissory note” “securities”, “software” and “supporting obligations” as and when used in the description of Collateral shall have the meanings given to such terms in Articles 8 or 9 of the Uniform Commercial Code. To the extent the definition of any category or type of collateral is expanded by any amendment, modification or revision to the Uniform Commercial Code, such expanded definition will apply automatically as of the date of such amendment, modification or revision.

1.4 Certain Matters of Construction. The terms “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. All references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, except where the context clearly requires otherwise. Any pronoun used shall be deemed to cover all genders. All references herein to the Revolving Loan Agreement or any of the other Revolving Loan Documents shall mean the Revolving Loan Agreement or such other Revolving Loan Documents as in effect on the Tenth Amendment Effective Date and as the same may be amended, modified, supplemented, renewed, restated, refinanced or replaced in accordance with the terms of the Intercreditor Agreement. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Unless otherwise provided, all references to any instruments or agreements, including references to any of the Other Documents, shall include any and all modifications, supplements or amendments thereto, any and all restatements or replacements thereof and any and all extensions or renewals thereof. Except as otherwise expressly provided for herein, all references herein to the time of day shall mean the time in New York, New York. Whenever the words “including” or “include” shall be used, such words shall be understood to mean “including, without limitation” or “include, without limitation”. A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall “continue” or be “continuing” until such Event of

Default has been waived in writing by Required Lenders (or such higher percentage of Lenders as may be required by Section 16.2). Any Lien referred to in this Agreement or any of the Other Documents as having been created in favor of Agent, any agreement entered into by Agent pursuant to this Agreement or any of the Other Documents, any payment made by or to or funds received by Agent pursuant to or as contemplated by this Agreement or any of the Other Documents, or any act taken or omitted to be taken by Agent, shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted, for the benefit or account of Agent and Lenders. Wherever the phrase “to the Borrowers’ knowledge” or “to the Loan Parties’ knowledge” or words of similar import relating to the knowledge or the awareness of any Borrower or any Loan Party are used in this Agreement or Other Documents, such phrase shall mean and refer to (i) the actual knowledge of a senior officer of any Loan Party or (ii) the knowledge that a senior officer would have obtained if he/she had engaged in a good faith and diligent performance of his/her duties. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder. ~~Any reference in this Agreement to insolvency where it relates to a UK Loan Party includes the occurrence of a UK Insolvency Event.~~

1.5 Divisions. For all purposes under this Agreement and the Other Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

1.6 Rates. The Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to ABR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, ABR, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Agent and its affiliates or other related entities may engage in transactions that affect the calculation of ABR, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Agent may select information sources or services in its reasonable discretion to ascertain ABR, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other

Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

II LOANS, PAYMENTS.

2.1 Term Loan.

(a) Term Loan Amounts.

(i) The Borrowers hereby acknowledge, confirm and agree that (A) $100,000,000 of the aggregate Commitments of the then Initial Term Loan Lenders were advanced on the Closing Date, the Commitments of Lenders to make the Initial Term Loan on the Closing Date expired concurrently with the making of the Initial Term Loan on the Closing Date ~~and~~, (B) $57,674,131.26 of the aggregate principal amount of the Initial Term Loan remained outstanding on the Tenth Amendment Effective Date, and (C) $61,117,145.98 of the aggregate principal amount of the Initial Term Loan remains outstanding on the ~~Tenth~~Fifteenth Amendment Effective Date.

(ii) Subject to the terms and conditions set forth herein, each Lender with a Fourth Amendment Commitment made a term loan to Quantum on the Fourth Amendment Effective Date in an original principal amount equal to (A) such Lender’s Fourth Amendment Commitment as set forth on Schedule 1.1 hereto less (B) the discount applicable to such Lender with respect to the Fourth Amendment Effective Date as set forth on Schedule 1.1 hereto. Moreover, the Borrowers and the Lenders agree and acknowledge that each Fourth Amendment Loan and the associated Fourth Amendment Warrant comprise an “investment unit” within the meaning of Treasury Regulations Section 1.1273-2(h), and that the fair market value of each Fourth Amendment Warrant as of the Fourth Amendment Effective Date is specified on Schedule 1.1 hereto. The sum of the discount specified in the foregoing clause (B) and the fair market value of the Fourth Amendment Warrants will be treated as original issue discount on the Fourth Amendment Loan for U.S. federal income tax purposes and will reduce the issue price of the Fourth Amendment Loan. The Fourth Amendment Commitments of the Lenders to make the Fourth Amendment Loan on the Fourth Amendment Effective Date has expired on the Fourth Amendment Effective Date upon the funding of the Fourth Amendment Loan. The Borrowers hereby acknowledge, confirm and agree that $15,000,000 of the aggregate Fourth Amendment Commitments of the Fourth Amendment Lenders were advanced on the Fourth Amendment Effective Date, ~~and~~ $18,155,377.25 of the aggregate principal amount of the Fourth Amendment ~~Term~~Loan remained outstanding on the Tenth Amendment Effective Date, and $21,076,101.36 of the aggregate principal amount of the Fourth Amendment Loan remains outstanding on the ~~Tenth~~Fifteenth Amendment Effective Date.

(iii) On the terms and subject to the conditions set forth herein and in the Tenth Amendment, each Delayed Draw Term Loan Lender hereby agrees to make, on and after the Tenth Amendment Effective Date, term loans to the Borrowers, upon the written request of the Borrowing Agent, in an amount not to exceed (A) such Lender’s Delayed Draw Commitment as set forth on Schedule 1.1 hereto less (B) the discount applicable to such Lender with respect thereto as set forth on Schedule 1.1 hereto. Moreover, the Borrowers and the Delayed Draw Term Loan Lenders agree and acknowledge that each Delayed Draw Term Loan and the associated Tenth Amendment Warrant issued to such Lenders comprise an “investment unit” within the meaning of Treasury Regulations Section 1.1273-2(h), and a fair market value which will be determined jointly by Quantum and the applicable Lenders, in each case acting reasonably within 30 days following the Tenth Amendment Effective Date. The sum of the discount specified in the foregoing clause (B) and the fair market value of the Tenth Amendment Warrants issued to such Lenders will be treated as original issue discount on the Delayed Draw Term Loans for U.S. federal income tax purposes and will reduce the issue price of the Delayed Draw Term Loans. Each such Lender’s obligation to fund a Delayed Draw Term Loan on and after the Tenth Amendment Effective Date shall be limited to such Lender’s Delayed Draw Commitment. The Delayed Draw Commitments of the Delayed Draw Term Loan Lenders to make any Delayed Draw Term Loan shall expire on the Delayed Draw Commitment Termination Date.

(iv) Borrowers shall not have any right to reborrow any portion of the Term Loan which is repaid or prepaid from time to time.

(v) The Fourth Amendment Loan, the Initial Term Loan and the Delayed Draw Term Loans shall each constitute a separate tranche. Borrowers and the Lenders hereby acknowledge and agree that, for U.S. federal income tax purposes, pursuant to Treasury Regulation Section 1.1275-2(c), each Loan will be treated as a single debt instrument with a single issue price, maturity date, yield to maturity and stated redemption price at maturity for purposes of Section 1271 of the Code.

(vi) The Borrowing Agent shall deliver to Agent a Notice of Borrowing (which Notice of Borrowing, other than the Notice of Borrowing submitted prior to the Tenth Amendment Effective Date, shall be submitted and countersigned by the COO and the CRO), not later than 2:00 p.m. one (1) U.S. Government Securities Business Day prior to the Tenth Amendment Effective Date (or, in the case of a Delayed Draw Term Loan made after the Tenth Amendment Effective Date, eleven (11) U.S. Government Securities Business Days prior to the funding date of such Delayed Draw Term Loan, or in each case, such shorter period that Agent may agree). Such Notice of Borrowing shall be irrevocable and shall specify (w) if not the Tenth Amendment Effective Date, the funding date of the proposed Delayed Draw Term Loan, (x) the principal amount of such proposed Loans, provided, that the Delayed Draw Term Loan funded on the Tenth Amendment Effective Date shall not exceed $10,526,315.79, (y) whether such proposed Loan is requested to be an ABR Loan or a SOFR Loan, (z) wire instructions for the account to which funds to the Borrowers should be deposited. Agent and the Lenders may act without liability upon the basis of written notice believed by the Agent in good faith to be from the Borrowing Agent. Each Borrower hereby waives the right to dispute the Agent’s record of the terms of any such Notice of Borrowing. Agent and each Lender shall be entitled to rely conclusively on the Borrowing Agent’s authority to request a Loan on behalf of the Borrowers until Agent receives written notice to the contrary. The Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing. Promptly upon receipt by the Agent of a Notice of Borrowing for a Delayed Draw Term Loan, the Agent shall notify each Lender making a Delayed Draw Term Loan of the proposed borrowing. Each Delayed Draw Term Loan shall be made in a minimum amount of $2,500,000. ~~Each Delayed Draw Term Loan shall be made in an amount not greater than the amount set forth in the Approved Budget.~~

(vii) All Loans to be made with respect to the Tenth Amendment Effective Date and thereafter under this Agreement shall be made by the applicable Lenders, to the account specified by Agent, no later than 12:00 noon (New York time) on the funding date of such Loan, simultaneously and proportionately to their Commitments, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender’s obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender’s obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender. Promptly upon receipt of all funds from each Lender sufficient to make the Loans requested for the applicable date in the Notice of Borrowing, the Agent will make the proceeds of such Loans available to the Borrowers by causing an amount, in immediately available funds, equal to the proceeds of all such Loans received by the Agent for the applicable date to be wired to the account provided by the Borrowing Agent in the Notice of Borrowing for such purpose.

(b) Term Loan Payments

(i) Scheduled Initial Term Loan Payments. The principal amount of the Initial Term Loan shall be paid in installments on the dates shown below (provided that if such date is not a Business Day, then on the immediately preceding Business Day) in an amount equal to the product of (i) the percentage set forth in Column B below shown opposite each date as set forth in Column A below times (ii) the original principal amount of the Initial Term Loan, as adjusted in accordance with Section 2.3(f) hereof:

Column A	Column B
Date of Payment	Percentage of Original Principal Amount of Initial Term Loan to be Paid
September 30, 2025	~~1.250%~~0.000%
December 31, 2025	~~1.250%~~0.000%
March 31, 2026	1.250%
June 30, 2026	1.250%
Maturity Date	The remaining principal balance of the Initial Term Loan

; provided that, from and after the Fifteenth Amendment Effective Date, no such payments shall be required to be made in respect of the Dialectic Initial Term Loans, unless a Fifteenth Amendment Transaction Termination Event has occurred; provided further that, upon the occurrence of a Fifteenth Amendment Transaction Termination Event, any such payments in respect of the Dialectic Initial Term Loans that were not required to be made (and were not made) prior the occurrence of such Fifteenth Amendment Transaction Termination Event as a result of the immediately preceding proviso shall be required to be made on the last day of the calendar quarter immediately following such Fifteenth Amendment Transaction Termination Event (provided that if such date is not a Business Day, then on the immediately preceding Business Day).

(ii) Delayed Draw Term Loan Payments. The Borrowers shall repay to the Agent for the ratable account of the Delayed Draw Term Loan Lenders, on the last day of each calendar quarter (provided that if such date is not a Business Day, then on the immediately preceding Business Day) commencing with the calendar quarter ending on ~~September 30~~March 31, ~~2025~~2026, an amount equal to 1.25% of the original principal amount of each Delayed Draw Term Loan, as adjusted in accordance with Section 2.3(f) hereof; provided that, from and after the Fifteenth Amendment Effective Date, no such payments shall be required to be made in respect of the Dialectic Delayed Draw Term Loans, unless a Fifteenth Amendment Transaction Termination Event has occurred; provided further that, upon the occurrence of a Fifteenth Amendment Transaction Termination Event, any such payments in respect of the Dialectic Delayed Draw Term Loans that were not required to be made (and were not made) prior the occurrence of such Fifteenth Amendment Transaction Termination Event as a result of the immediately preceding proviso shall be required to be made on the last day of the calendar quarter immediately following such Fifteenth Amendment Transaction Termination Event (provided that if such date is not a Business Day, then on the immediately preceding Business Day).

Notwithstanding the foregoing, the outstanding principal amount of the Initial Term Loan and the Delayed Draw Term Loans, together with all accrued and unpaid interest thereon, the outstanding principal amount of the Fourth Amendment Loan, together with all accrued and unpaid interest thereon (including all PIK Interest accrued hereunder), and all other Obligations accrued and unpaid, shall be due and payable on the Maturity Date. Notwithstanding the foregoing, all Loans shall be subject to earlier repayment upon (x) acceleration upon the occurrence of an Event of Default under this Agreement or (y) termination of this Agreement.

(c) Optional Prepayments. Borrowers may from time to time by 12:00 noon (New York time) with at least one (1) U. S. Government Securities Business Day’s prior written notice to Agent specifying the date and amount of such prepayment, prepay the ~~Term Loan~~Dialectic Initial Term Loans, the OC III Initial Term Loans, the Dialectic Delayed Draw Term Loans, the OC III Delayed Draw Term Loans, and/or the Fourth Amendment Loans, in whole in part; provided, that any such partial prepayment shall be in an amount equal to $500,000 or a higher integral multiple of $100,000; provided, further that any notice of optional prepayment pursuant to this clause (c) that (x) is based on the consummation of a Change of Control or a Payment in Full of the Obligations in connection with another transaction ~~may~~shall be conditioned on the closing of such other transaction, or (y) requires a Prepayment Consent pursuant to Section 2.3(f) shall be conditioned on the receipt of such Prepayment Consent. All such prepayments shall be applied in accordance with Section 2.3(f) hereof. Each prepayment made pursuant to this Section 2.1(c) shall be accompanied by the payment of accrued interest to the date of such payment on the amount prepaid. Notwithstanding the foregoing, (i) ~~no Fourth~~from and after the Fifteenth Amendment Effective Date, no Dialectic Term Loans may be prepaid pursuant to this clause (c) prior to the ~~Initial Term Loans and the Delayed Draw Term Loans being Paid in Full and (ii) no Initial~~Company Stockholder Meeting, and (ii) if the Dialectic Convertible Notes Exchange Approval is obtained at the Company Stockholder Meeting, no Dialectic Term Loans may be prepaid pursuant to this clause (c) prior to the ~~Delayed Draw Term Loans being Paid in Full~~consummation of the Dialectic Convertible Notes Exchange.

(d) MOIC. In the event all or any portion of the Delayed Draw Term Loans is repaid or prepaid pursuant to any provision of this Agreement or following the acceleration of the Delayed Draw Term Loans for any reason, including acceleration in accordance with Article X, including as a result of the commencement of an Insolvency Event, such repayments or prepayments will be made together with a premium equal to the MOIC Amount; provided that notwithstanding the foregoing, the consummation of the Fifteenth Amendment Transactions (including, without limitation the OC III Delayed Draw Term Loan Conversion and the Dialectic Convertible Notes Exchange) shall not constitute a repayment, prepayment or acceleration of any Delayed Draw Term Loan, and no MOIC Amount shall be payable in connection therewith. It is understood and agreed that the MOIC Amount applicable at the time of a prepayment, acceleration, satisfaction or release shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Lender’s lost profits as a result thereof. Any MOIC Amount payable under the terms of this Agreement shall be presumed to be the liquidated damages sustained by each Lender as the result of the early termination, and Borrowers agree that it is reasonable under the circumstances currently existing. EACH LOAN PARTY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING MOIC AMOUNT IN CONNECTION WITH SUCH MOIC AMOUNT OR ACCELERATION. Borrowers expressly agree (to the fullest extent that they may lawfully do so) that: (A) the MOIC Amount is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the MOIC Amount shall be payable notwithstanding the then-prevailing market rates at the time payment is made; (C) there has been a course of conduct between Delayed Draw Term Loan Lenders and Borrowers giving specific consideration in this transaction for such agreement to pay the MOIC Amount; and (D) Borrowers shall be estopped hereafter from claiming differently than as agreed to in this paragraph. Borrowers expressly acknowledge that their agreement to pay the MOIC Amount to Delayed Draw Term Lenders as herein described is a material inducement to Delayed Draw Term Lenders to provide the Commitments and make the Loans. For the avoidance of doubt, Agent shall have no obligation to calculate, or to verify Borrowers’ or any Delayed Draw Term Loan Lender’s calculation of, any MOIC Amount due under this Agreement.

2.2 General Provisions Regarding Payment; Register.

(a) All payments to be made by Borrowers or Guarantors under this Agreement or any Other Document, including payments of principal and interest on the Notes, MOIC Amount, and all fees, expenses, indemnities and reimbursements, shall be made without set off or counterclaim, in lawful money of the United States of America and in immediately available funds. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. Borrowers shall make all payments in immediately available funds to the Payment Account before 12:00 noon (New York time) on the date when due; provided that all payments received by Agent after 12:00 noon (New York time) on any Business Day may, in the Agent’s discretion, be credited as if received on the next succeeding Business Day. Any optional or mandatory prepayment of the Term Loan shall be accompanied by timely delivery to Agent of an appropriately completed Payment Notification, as provided in Section 2.3(g) hereof. In the absence of receipt by Agent of an appropriately completed Payment Notification on or prior to such prepayment, each Borrower and each Lender hereby fully authorizes and directs Agent, notwithstanding any contrary application provisions contained herein, to apply payments and/or prepayments received from any Borrower against the outstanding Term Loan in accordance with the provisions of Section 2.3(f) hereof; provided, that if Agent at any time determines that payments received by Agent were in respect of a mandatory prepayment event, Agent shall apply such payments in accordance with the provisions of Section 2.3(f) hereof, and shall be fully authorized by each Borrower and each Lender to make any corresponding Register reversals in respect thereof. Notwithstanding anything to the contrary contained herein, (x) any Payment Notification may state that such Payment Notification is conditioned upon the effectiveness of a Payment in Full of the Indebtedness or the consummation of a Change in Control in connection with another transaction and (y) any Payment Notification that is delivered in connection with a payment that requires a Prepayment Consent pursuant to Section 2.3(f) shall be conditioned on the receipt of such Prepayment Consent.

(b) Each Lender shall maintain on its books an account (the “Borrower Account”) to record Loans and other extensions of credit made by the Lenders hereunder or under any Other Document, and all payments thereon made by any Borrower. All entries in the Borrower Account shall be made in accordance with such Lender’s customary accounting practices as in effect from time to time. The balance in the Borrower Account, as recorded on a Lender’s most recent printout or other written statement, shall be conclusive and binding evidence of the amounts due and owing to such Lender by Borrowers absent clear and convincing evidence to the contrary; provided that any failure to so record or any error in so recording shall not limit or otherwise affect Borrowers’ duty to pay all amounts owing hereunder or under any Other Document. Unless Borrowing Agent notifies a Lender in writing of any objection to any such printout or statement (specifically describing the basis for such objection) within thirty (30) days after the date of receipt thereof, it shall be deemed final, binding and conclusive upon Borrowers in all respects as to all matters reflected therein.

(c) Agent, acting solely for this purpose as a non-fiduciary agent of the Loan Parties, shall maintain at its address a copy of each Assignment Agreement delivered to it and a register (the “Register”) for the recordation of the names and addresses of each Lender and the outstanding principal, accrued and unpaid interest and other fees and amounts due hereunder. The entries in the Register shall be conclusive, in the absence of manifest error, and each Loan Party, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Loans recorded therein for the purposes of this Agreement. The Register shall be available for inspection by Borrowing Agent or any Lender at any reasonable time and from time to time upon reasonable prior written notice.

(d) Each repayment by Borrowers in respect of principal, MOIC Amount, if any, or interest on the Loans and each payment in respect of fees or expenses payable hereunder shall be applied to the amounts of such obligations owing to the Lenders entitled thereto pro rata in accordance with the respective amounts then due and owing to such Lenders~~; provided that no payments on account of principal or interest paid in cash on the Fourth Amendment Loan~~

~~shall be made by Borrowers to any Fourth Amendment Lender or accepted by any Fourth Amendment Lender until the Initial Term Loans and the Delayed Draw Term Loans are Paid in Full and the Delayed Draw Term Loan Commitments are terminated~~. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans or other Obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans or other Obligations greater than its pro rata share thereof, then the Lender receiving such greater proportion shall (a) notify the Agent in writing of such fact, and (b) be deemed automatically to have purchased (for cash at face value) participations in the Loans and such other Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this paragraph shall not be construed to apply to (x) any payment made by Borrowers pursuant to and in accordance with the express terms of this Agreement that, by such terms, is permitted or required to be made to less than all of the Lenders or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to a Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply). Borrowers consent to the foregoing and agree, to the extent they may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against any Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

(e) Unless the Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Agent for the account of the Lenders hereunder that the Borrowers will not make such payment, the Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation. With respect to any payment that the Agent makes for the account of the Lenders as to which the Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”) : (1) the Borrowers have not in fact made such payment; (2) the Agent has made a payment in excess of the amount so paid by the Borrowers (whether or not then owed); or (3) the Agent has for any reason otherwise erroneously made such payment; then each of the Lenders severally agrees to repay to the Agent forthwith on demand the Rescindable Amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation.

2.3 Mandatory Prepayments; Voluntary Commitment Reductions and Prepayments.

(a) Subject to the Intercreditor Agreement, from and after the ~~Tenth~~Fifteenth Amendment Effective Date, concurrently upon receipt by any Loan Party of any Net Cash Proceeds as a result of any Disposition pursuant to clauses (h), (n), (p), (q), (r) and (s) of the definition of “Permitted Dispositions” of any ~~Collateral which constitutes Term Priority~~ Collateral, Borrowers shall prepay the Loans in an amount equal to 100% of such Net Cash Proceeds of such Disposition; provided that up to $7,000,000 of Net Cash Proceeds from any Disposition permitted under clause (s) of the definition of “Permitted Dispositions” shall not be subject to this clause (a) and may be retained by the Loan Parties to be used for general working capital purposes and any Net Cash Proceeds required to be paid under this clause (a) with respect to such Disposition permitted under such clause (s) may be paid no later than two Business Days following receipt thereof. Such prepayments shall be applied to the Loans in accordance with Section 2.3(f) hereof; provided that, with respect to any prepayment required to be made under this clause (a) with the Net Cash Proceeds of any Disposition of OC III Priority Collateral, the Borrowers shall apply such prepayment (A) first, to prepay the OC III Senior Term Loans on a pro rata basis (together with any accrued interest, fees, expenses and premiums required to be paid in connection with any such prepayment of the OC III Senior Term Loans) until Paid in Full, and (B) second, after payment in full of the OC III Senior Term Loans, in accordance with Section 2.3(f) hereof. Net Cash Proceeds received prior to the ~~Tenth~~Fifteenth Amendment Effective Date shall be subject to the terms of this Agreement as in effect prior to the ~~Tenth~~Fifteenth Amendment Effective Date.

(b) Subject to the Intercreditor Agreement, from and after the ~~Tenth~~Fifteenth Amendment Effective Date, within ~~five~~ten (~~5~~10) Business Days after receipt by any Loan Party of any Extraordinary Receipts ~~which constitute Term Priority Collateral~~, the Borrowers shall prepay the Loans in an amount equal to the amount of such Extraordinary Receipts, and until the date of payment, such proceeds shall be held in trust for Agent. Such prepayments shall be applied to the Loans in accordance with Section 2.3(f) hereof; provided that, with respect to any prepayment required to be made under this clause (b) with any Extraordinary Receipts constituting OC III Priority Collateral, the Borrowers shall apply such prepayment (A) first, to prepay the OC III Senior Term Loans on a pro rata basis (together with any accrued interest, fees, expenses and premiums required to be paid in connection with any such prepayment of the OC III Senior Term Loans) until Paid in Full, and (B) second, after payment in full of the OC III Senior Term Loans, in accordance with Section 2.3(f) hereof. Extraordinary Receipts received prior to the ~~Tenth~~Fifteenth Amendment Effective Date shall be subject to the terms of this Agreement as in effect prior to the ~~Tenth~~Fifteenth Amendment Effective Date.

(c) Upon the receipt by any Loan Party of the Net Cash Proceeds from the incurrence of any Indebtedness or issuance or sale of any equity securities (other than Permitted Indebtedness, but including any Qualified Contribution), (i) other than with respect to any Net Cash Proceeds of the 2025 Equity Line of Credit, Borrowers shall prepay the Loans in an amount (together with any accrued interest, fees, expenses and premiums (including any MOIC Amount) required to be paid in connection with such prepayment of the Loans) equal to one hundred percent (100%) of such Net Cash Proceeds, (ii) with respect to any Net Cash Proceeds of the 2025 Equity Line of Credit received prior to the Thirteenth Amendment Effective Date, Borrowers shall prepay the Loans in an amount equal to one hundred percent (100%) of such Net Cash Proceeds; provided, that up to $10,000,000 of the Net Cash Proceeds of the 2025 Equity Line of Credit received prior to the Thirteenth Amendment Effective Date shall first be applied by the Borrowers to repay Revolving Loan Indebtedness substantially concurrently upon receipt of such Net Cash Proceeds (notwithstanding anything to the contrary contained in the Intercreditor Agreement), ~~and~~ (iii) with respect to any Net Cash Proceeds of the 2025 Equity Line of Credit received on or after the Thirteenth Amendment Effective Date but prior to the Fifteenth Amendment Effective Date in excess of $15,000,000 (such Net Cash Proceeds in excess of $15,000,000, the “Excess ELOC Proceeds”), the Borrowers shall (x) on or prior to June 30, 2025, apply ~~one hundred percent (100%) of the aggregate amount of~~ such ~~Net Cash~~Excess ELOC Proceeds ~~(A) first,~~ to pay the reasonable and documented out-of-pocket expenses of the Lenders required to be paid by the Borrower hereunder (including the reasonable and documented fees, charges and disbursements of legal counsel required to be paid) for which invoices were presented on May 2, 2025, in the aggregate amount set forth in such invoices (such amount, the “Invoiced Expense Amount”), ~~and~~(y) on or prior to the Fifteenth Amendment Effective Date, apply such Excess ELOC Proceeds in excess of the Invoiced Expense Amount to pay (A) Fifteenth Amendment Transaction Costs consisting of the reasonable and documented expenses of Dialectic required to be paid by the Borrower hereunder, under the Fifteenth Amendment and under the Fifteenth Amendment Transaction Documents (including the reasonable and documented fees, charges and disbursements of legal counsel required to be paid) for which invoices were presented on or prior to September 22, 2025, in the aggregate amount set forth in such invoices, (B) a portion of the accrued fees and expenses owed to the Loan Parties’ external legal and financial advisors for which invoices were presented on or prior to September 22, 2025, in the aggregate amount set forth iwn such invoices, and (C) Fifteenth Amendment Transaction Costs consisting of fees and expenses required to be paid by the Loan Parties under the Revolving Loan Documents in connection with the Revolving Loan Refinancing, in the aggregate amount set forth in the payoff letter in connection therewith (and any Excess ELOC Proceeds in excess of the amounts required to be applied in accordance with the foregoing clauses (iii)(x) and (iii)(y) shall be permitted to be retained by the Borrowers for their working capital needs and other general corporate purposes), (iv) with respect to any New ELOC Proceeds received after the Fifteenth Amendment Effective Date in excess of $15,000,000 (such New ELOC Proceeds in excess of $15,000,000, the “Excess New ELOC Proceeds”), the Borrowers shall apply such Excess New ELOC Proceeds (A) first, to pay accrued fees and expenses owed to the Loan Parties’ external legal and financial advisors and Fifteenth Amendment Transaction Costs consisting of the reasonable and documented expenses of Dialectic required to be paid by the Borrower hereunder, under the Fifteenth Amendment and under Fifteenth Amendment Transaction Documents (including the reasonable and documented fees, charges and disbursements of legal counsel required to be paid), (B) second, to prepay the OC III Senior Term Loans ~~in an aggregate amount~~on a pro rata basis (together with any accrued interest, fees, expenses and premiums required to be paid in connection with any such prepayment of the OC III Senior Term Loans) until Paid in Full, and (C) third, after payment in full of the OC III Senior Term Loans to prepay the Fourth Amendment Loans (together with any accrued interest, fees, expenses and premiums (including any MOIC Amount) required to be paid in connection with any such prepayment of the Fourth Amendment Loans) ~~equal to (x) one hundred percent (100%) of such Net Cash Proceeds, minus (y) the Invoiced Expense Amount, minus (z) $15,000,000~~

~~(such amount under this clause (iii)(B) not to be less than zero). Such~~until Paid in Full; provided that, notwithstanding the foregoing, from and after May 5, 2026, any prepayment of ~~the~~OC III Term Loans pursuant to this Section 2.3(c) shall ~~be made no later than the date that is the later of (x) June 30, 2025 (or such later date as may be agreed~~only be required if a Prepayment Consent has been granted by the Required Dialectic Term Loan Lenders ~~(including by email)) and (y) three~~in accordance with Section 2.3(f). The Borrower shall make a prepayment of the Loans pursuant to Section 2.3(c)(iv) whensoever the Excess New ELOC Proceeds not previously applied hereunder accumulate to or in excess of $1,000,000, with such payment to be made no later than ten (~~3~~10) Business Days following the later of (x) the date on which the Excess New ELOC Proceeds accumulate to or in excess of $1,000,000 and (y) to the extent required for such prepayment, the receipt of ~~such Net Cash Proceeds~~a Prepayment Consent with respect to such prepayment (and until the date of ~~payment,~~any such ~~Net Cash~~required prepayment, the applicable Excess New ELOC Proceeds shall be held in trust for Agent).

(d) Concurrently with the occurrence of a Change of Control, Borrowers shall prepay the Loans.

(e) On or before the fifth (5th) Business Day following the date on which audited financial statements are required to be delivered pursuant to Section 9.7 hereof (the “Excess Cash Flow Due Date”), beginning with the fiscal year ending March 31, 2023 and for each fiscal year thereafter, Borrowers shall prepay the Loans in an amount equal to the Applicable ECF Percentage of Excess Cash Flow for such fiscal year minus voluntary prepayments of the Term Loans to the extent made during the applicable fiscal year of measurement and, at the Borrower’s election, after the end of such fiscal year and prior to the date of the prepayment under this clause (e) for such fiscal year (but without duplication in any succeeding year) (such amount not to be less than zero) (the amount described in this clause (e), the “ECF Prepayment Amount”); provided that no prepayment shall be required under this Section 2.3(e) for any fiscal year unless the applicable ECF Prepayment Amount exceeds $2,500,000, and in such case, the ECF Prepayment Amount for such fiscal year shall be the amount in excess thereof~~; provided further that, in the event Borrowers are unable to make any mandatory prepayment described in this Section 2.3(e) on any Excess Cash Flow Due Date due to the failure to satisfy the conditions in Section 7.17(b) of the Revolving Loan Agreement (as in effect on the date hereof) on such date, then Borrowers shall make such prepayment on or before the fifth (5th) Business Day following delivery of the first monthly financial statements delivered thereafter to Agent pursuant to Section 9.9 hereof that demonstrates that the conditions in Section 7.17(b) of the Revolving Loan Agreement (as in effect on the date hereof) have been satisfied~~. Such prepayments shall be applied to the Loans in accordance with Section 2.3(f) hereof.

(f) Any prepayment of a SOFR Loan on a day other than the last day of an Interest Period therefor shall include interest on the principal amount being repaid and shall be subject to Section 3.2(c) hereof. All prepayments of a Loan shall be applied first to that portion of such Loan comprised of ABR Loans and then to that portion of such Loan comprised of SOFR Loans, in direct order of Interest Period maturities. ~~Subject~~All prepayments under Section 2.1(c) hereof shall be applied to the remaining installments of the Term Loans as directed by the Borrowing Agent and, subject to the provisions of the Intercreditor Agreement (and except as set forth in Sections 2.3(a), (b), (c) or (g)), all prepayments under ~~Section 2.1(c) hereof and~~

this Section 2.3 shall be applied (i) first, to the remaining installments of the Initial Term Loans and the Delayed Draw Term Loans on a pro rata basis until Paid in Full, and (ii) second, ~~to the remaining installments~~after payment in full of the Initial Term ~~Loan~~Loans and the Delayed Draw Term Loans, to the Fourth Amendment Loans on a pro rata basis until Paid in Full ~~and~~; provided that, notwithstanding the foregoing or anything herein to the contrary, (~~iii~~x) ~~third, after Payment in Full of the Initial Term Loan, to the Fourth Amendment Loan until Paid in Full~~(1) any prepayment of Fourth Amendment Loans under Section 2.1(c) or this Section 2.3 (other than pursuant to Sections 2.3(a) or (b), pursuant to Section 2.3(c) prior to May 5, 2026, or with the proceeds of Refinancing Indebtedness), and (2) any prepayment of OC III Senior Term Loans under Section 2.3(c) on or after May 5, 2026 (other than with the proceeds of Refinancing Indebtedness), in each case, shall require the prior written consent of the Required Dialectic Term Loan Lenders (granted or declined in their sole discretion) (each such consent, a “Prepayment Consent”), and (y) no such prepayment described in the foregoing clause (x) shall be made (or required to be made) under Section 2.1(c) or this Section 2.3 if such Prepayment Consent is declined or not otherwise granted by the Required Dialectic Term Loan Lenders; provided further, that the Required Dialectic Term Loan Lenders shall be deemed to have declined to provide a Prepayment Consent with respect to any prepayment hereunder, if such Prepayment Consent is not provided by written notice to the Borrowing Agent within five (5) Business Days after a Payment Notification has been delivered pursuant to Section 2.3(g) with respect to such prepayment.

(g) Borrowing Agent shall deliver to Agent an appropriately completed Payment Notification by 11:00 a.m. (New York time) ~~one~~five Business ~~Day~~Days prior ~~(other than in the case of the 2022 Rights Offering, in which case such Payment Notification may be the same day so long as received by 10:00 a.m. (New York time))~~ to the date of payment of each mandatory prepayment pursuant to this Section 2.3 and each optional prepayment pursuant to Section 2.1(c) and Agent shall promptly notify each Lender of such notice. Notwithstanding the foregoing or anything herein to the contrary, each Lender may elect (in its sole discretion) to decline all (but not less than all) of its pro rata share of any mandatory prepayment pursuant to this Section 2.3 (any such Lender, a “Declining Lender” and such declined prepayment, a “Declined Prepayment”) by giving notice of such election in writing to the Agent by 11:00 a.m. (New York time) on the date that is three Business Days prior to such prepayment. If a Lender fails to deliver a notice of election declining receipt of its pro rata share of such mandatory prepayment to the Agent within the time frame specified above, any such failure will be deemed to constitute an acceptance of such Lender’s pro rata share of such mandatory prepayment. Upon receipt by the Agent of a notice from any Declining Lender, the Agent shall immediately notify the Borrowing Agent and each other Lender of such election. Any amounts that would otherwise have been applied to prepay the Loans owing to Declining Lenders pursuant to this Section 2.3 shall be applied to prepay the Loans in accordance with this Section 2.3, disregarding the Loans owing to any Declining Lender; provided that each Lender that is entitled to such prepayment of its Loans may elect (in its sole discretion) to accept or decline all (but not less than all) of its pro rata share of any Declined Prepayment by giving notice of such election in writing to the Agent by 11:00 a.m. (New York time) on the date that is one Business Day prior to such prepayment; provided further that, if any Lender fails to deliver a notice of election accepting or declining receipt of its pro rata share of Declined Prepayment to the Agent within the time frame specified above, such Lender will be deemed to have accepted its pro rata share of such Declined Prepayment. Any amounts so declined (or deemed declined) by any Lender pursuant to the immediately preceding sentence shall be permitted to be retained by the Borrowers for their working capital needs and other general corporate purposes.

2.4 Use of Proceeds.

(a) Borrowers shall apply the proceeds of the Term Loan to (i) repay the Indebtedness owing to Existing Agent and Existing Lenders under the Existing Loan Documents, (ii) [reserved], (iii) pay fees and expenses relating to the Transactions, and (iv) provide for their working capital needs and other general corporate purposes. ~~The proceeds of the Delayed Draw Term Loans shall be used for the purposes described in the applicable Approved Budget.~~

(b) Without limiting the generality of Section 2.4(a) above, neither the Loan Parties nor any other Person which may in the future become party to this Agreement or the Other Documents as a Loan Party, intends to use nor shall they use any portion of the proceeds of the Term Loan, directly or indirectly, for any purpose in violation in any material respect of Applicable Law.

2.5 Extensions of Loans.

(a) Extension Offers. Pursuant to one or more offers (each, an “Extension Offer”) made from time to time by any Borrower to one or more Lenders holding Loans and/or Commitments of a particular Tranche with a like Maturity Date at the time of such Extension Offer (each, an “Existing Tranche”; and the Loans and Commitments, as applicable, of such Existing Tranche, the “Existing Loans” and “Existing Commitments”, as applicable), the Borrower may extend such Maturity Date (any such Existing Tranche which has been so extended, an “Extended Tranche”, and the Loans and Commitments, as applicable, of such Extended Tranche, the “Extended Loans” and “Extended Commitments”, as applicable) and otherwise modify the terms of all or a portion of such Loans and/or Commitments pursuant to the terms set forth in an Extension Offer (each, an “Extension”). Each Extension Offer may specify the minimum amount of Loans and/or Commitments with respect to which an Extension Offer may be accepted (which may be waived by the applicable Borrower in its sole discretion). If the aggregate outstanding principal amount of such Existing Loans (calculated on the face amount thereof) and/or Existing Commitments in respect of which Lenders have accepted an Extension Offer exceeds the maximum aggregate principal amount of Existing Loans and/or Existing Commitments offered to be extended pursuant to such Extension Offer, then the Existing Loans and/or Existing Commitments of such Lenders will be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension Offer. There is no requirement that any Extension Offer or Extension Amendment be subject to any “most favored nation” pricing provisions. The terms of an Extension Offer shall be determined by the Borrowing Agent, and Extension Offers may contain one or more conditions to their effectiveness as determined by the Borrowing Agent, including a condition that a minimum amount of Existing Loans and/or Existing Commitments of any or all applicable Existing Tranches be tendered.

(b) Extension Amendments. The Lenders hereby irrevocably authorize the Agent to enter into amendments to the terms and conditions of this Agreement and the Other Documents (each, an “Extension Amendment”) as may be necessary, advisable or appropriate in order to establish new Extended Tranches in respect of Extended Loans and Extended Commitments, and reflect the terms and conditions of such Extended Tranches and such amendments as permitted by clause (c) below as may be necessary, advisable or appropriate in the reasonable opinion of the Borrowing Agent, in consultation with the Agent, in connection with the establishment of such Extended Tranches. This Section 2.5 shall supersede any provisions in Section 2.2(d) or Section 16.2 to the contrary. Except as otherwise set forth in an Extension Offer, there will be no conditions to the effectiveness of an Extension Amendment. Extensions will not constitute a voluntary or mandatory repayment, prepayment or acceleration for purposes of this Agreement.

(c) Terms of Extension Offers and Extension Amendments. The terms of any Extended Loans and Extended Commitments will be set forth in an Extension Offer and as agreed between the Borrowers and the Extending Lenders accepting such Extension Offer; provided that except as may be agreed by the Required Lenders:

(i) the scheduled final maturity date of any Extended Tranche will be no earlier than the scheduled final maturity date of the Existing Tranche from which they are to be extended (the “Specified Existing Tranche”);

(ii) the average weighted maturity (measured as of the date of such Extension) of any Extended Tranche will be no shorter than the remaining average weighted maturity (measured as of the date of such Extension) of the Specified Existing Tranche; and

(iii) any mandatory prepayment of any Extended Tranche may participate on a pro rata basis or a less than pro rata basis (but not on a greater than pro rata basis) in any mandatory repayments required to be made on the remaining Specified Existing Tranche (to the extent such Specified Existing Tranche remains outstanding) pursuant to their terms, it being agreed (A) any repayment of such Extended Tranche at maturity shall be permitted and (B) any greater than pro rata repayment of such Extended Tranche shall be permitted with the proceeds of a permitted refinancing thereof.

Any Extended Tranche will constitute a separate Tranche from the Specified Existing Tranche and from any other Existing Tranches.

(d) Required Consents. No consent of any Lender or any other Person will be required to effectuate any Extension, other than the consent of the Borrowers and the applicable Extending Lender. The transactions contemplated by this Section 2.5 (including, payment of any interest, fees or premium in respect of any Extended Loans on such terms as may be set forth in the relevant Extension Offer) will not require the consent of any other Lender or any other Person, and the requirements of any provision of this Agreement or any Other Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.5 will not apply to any of the transactions effected pursuant to this Section 2.5.

2.6 Dialectic Convertible Notes Exchange. The Borrowers, the Lenders and the other Secured Parties agree that, notwithstanding anything herein to the contrary or in any Other Document, the issuance by Quantum of the Dialectic Convertible Notes in connection with the Debt Exchange pursuant the Fifteenth Amendment Transaction Agreement shall constitute, and shall be deemed to be, an exchange (on a cashless basis) of 100% of the outstanding Obligations (including the Deferred Cash Interest Amount, which shall become an obligation under the Dialectic Convertible Notes Indenture and be payable in accordance with the terms thereof) in respect of the Dialectic Term Loans held by the Dialectic Term Loan Lenders and the other Secured Parties immediately prior to the issuance of the Dialectic Convertible Notes, for such Convertible Notes, and shall constitute the Payment in Full of all such Dialectic Term Loans and Obligations in respect thereof (including principal, any prepayment penalties and exit fees), in each case, for all purposes hereunder and under the Other Documents, immediately upon the issuance of such Dialectic Convertible Notes, without any further action or consent of any other party to this Agreement or any Other Document.

2.7 Refinancing Amendment.

(a) Refinancing Loans. The Borrowers may obtain Refinancing Indebtedness in respect of all or any portion of the Term Loans pursuant to a Refinancing Amendment from any Lender or any other Person that would qualify as a Purchasing Lender under Section 16.3(c) (subject to any applicable consent requirements set forth therein) of the Term Loans being refinanced; provided, that Liens securing Refinancing Indebtedness must be permitted by Section 7.02 hereof.

(b) Refinancing Amendments. The effectiveness of any Refinancing Amendment will be subject only to the satisfaction on the date thereof of such conditions as may be requested by the providers of the applicable Refinancing Indebtedness. The Borrowing Agent will promptly notify the Agent (which will promptly notify each Lender) as to the effectiveness of each Refinancing Amendment. Upon effectiveness of any Refinancing Amendment, this Agreement will be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Refinancing Indebtedness incurred pursuant thereto.

(c) Required Consents. Any Refinancing Amendment may, without the consent of any Person other than the Borrowers and the Persons providing the applicable Refinancing Loans, effect such amendments to this Agreement and the Other Documents as may be necessary, advisable, or appropriate, in the reasonable opinion of the Borrowers and such Persons, to effect the provisions of this Section 2.7; provided, that the operational and agency provisions contained in any Refinancing Amendment shall be reasonably satisfactory to the Agent and the Borrowers. This Section 2.7 supersedes any provisions in Section 2.2, Section 16.2 or Section 16.3(h) to the contrary.

III INTEREST AND FEES.

3.1 Interest.

(a) From and following the Closing Date, depending upon Borrowers’ election from time to time, subject to the terms hereof, to have portions of the Loans accrue interest determined by reference to ABR or SOFR, the Loans and the other Obligations shall bear interest at the applicable rates set forth below:

(i) If an ABR Loan, or any other Obligation other than a SOFR Loan, then at the sum of the Prime Rate plus the Applicable Margin for ABR Loans.

(ii) If a SOFR Loan, then at the sum of Adjusted Term SOFR plus the Applicable Margin for SOFR Loans.

(b) All interest and fees under this Agreement and each Other Document shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The date of funding of an ABR Loan and the first day of an Interest Period with respect to a SOFR Loan shall be included in the calculation of interest. The date of payment of a SOFR Loan and the last day of an Interest Period with respect to a SOFR Loan shall be excluded from the calculation of interest. If a Loan is repaid on the same day that it is made, one (1) day’s interest shall be charged. Interest on all ABR Loans (i) that are Initial Term Loans or Delayed Draw Term Loans is payable in arrears on the last Business Day of each calendar quarter and on the maturity of such Loans, whether by acceleration or otherwise, ~~provided, that,~~provided, that the PIK Interest component accrued on such Term Loans shall be payable solely in kind (and not in cash) by capitalizing such interest and adding it to the principal amount of the Initial Term ~~Loan or the Delayed Draw Term~~Loans or the Delayed Draw Term Loans, as applicable, on each such date and all other accrued interest shall be payable in cash; provided, further, that interest (other than PIK Interest) accrued on the Dialectic Initial Term Loans and the Dialectic Delayed Draw Term Loans for the fiscal quarter ended September 30, 2025 (including, for the avoidance of doubt, interest that accrued prior to the Fifteenth Amendment Effective Date) and for the fiscal quarter ended December 31, 2025 shall be paid at the sole discretion of the Borrower (and, for the avoidance of doubt, shall not be payable on the last Business Day of each calendar quarter) (the “Deferred ABR Loan Interest Amount”) and (ii) that are Fourth Amendment Loans is payable solely in kind (and not in cash) in arrears on the last Business Day of each calendar quarter (commencing with the calendar quarter ending on or about September 30, 2023) and on the maturity of such Loans, whether by acceleration or otherwise, by capitalizing such interest and adding it to the principal amount of the Fourth Amendment Loans on each such date. Interest on all SOFR Loans (A) that are Initial Term Loans or Delayed Draw Term Loans shall be payable on the last day of the applicable Interest Period, ~~provided, that,~~provided, that the PIK Interest component accrued on such Term Loans shall be payable solely in kind (and not in cash) by capitalizing such interest and adding it to the principal amount of the Initial Term Loan or the Delayed Draw Term as applicable, on each such date and all other accrued interest shall be payable in cash; provided, further, that interest (other than PIK Interest) accrued on the Dialectic Initial Term Loans and the Dialectic Delayed Draw Term Loans for the fiscal quarter ended September 30, 2025 (including, for the avoidance of doubt, interest that accrued prior to the Fifteenth Amendment Effective Date) and for the fiscal quarter ended December 31, 2025 shall be paid at the sole discretion of the Borrower (and, for the avoidance of doubt, shall not be payable on the last day of the applicable Interest Period) (together with the Deferred ABR Loan Interest Amount, the “Deferred Cash Interest Amount”) and (B) that are Fourth Amendment Loans shall be payable solely in kind (and not in cash) on the last day of the applicable Interest Period by capitalizing such interest and adding it to the principal amount of the Fourth Amendment Loans on each such date. In addition, interest on all Loans shall be due on the maturity of the Loans, whether by acceleration or otherwise, and shall be payable (x) in cash in the case of Initial Term Loans and Delayed Draw Term Loans and (y) solely in kind (and not in cash) in the case of Fourth Amendment Loans, by capitalizing such interest and adding it to the principal amount of the Fourth Amendment Loans on the Maturity Date.

(c) (i) Automatically, after the occurrence and during the continuance of an Event of Default described in Section 10.6 and (ii) at the election of Agent or Required Lenders after the occurrence of any other Event of Default, and for so long as it continues, the Loans and other Obligations shall bear interest at rates that are two percent (2.0%) in excess of the rates otherwise payable under this Agreement (the “Default Rate”). Furthermore, at the election of Agent or Required Lenders during any period in which any Event of Default is continuing (x) as the Interest Periods for SOFR Loans then in effect expire, such Loans shall be converted into ABR Loans and (y) the SOFR election will not be available to Borrowers.

(d) From the Fifteenth Amendment Effective Date until the earliest of (i) the date on which the Borrower elects to pay the Deferred Cash Interest Amount, (ii) the Maturity Date and (iii) the date of consummation of the Dialectic Convertible Notes Exchange, the Dialectic Initial Term Loans and the Dialectic Delayed Draw Term Loans shall bear interest at rates that are two percent (2.0%) in excess of the rates otherwise payable under this Agreement.

3.2 SOFR Provisions; Illegality; Breakage.

(a) SOFR Mechanics. Subject to the provisions of Section 3.1(c) hereof, Borrowing Agent may request that the Term Loan be made as SOFR Loans, that outstanding portions of the Term Loan be converted to SOFR Loans and that all or any portion of a SOFR Loan be continued as a SOFR Loan upon expiration of the applicable Interest Period. Any such request will be made by submitting a Notice of Borrowing to Agent. There may be no more than six (6) SOFR Loans outstanding at any one time. Loans which are not requested as SOFR Loans in accordance with this Section 3.2(a) shall be ABR Loans. Agent will promptly notify Lenders, by written notice, of each Notice of Borrowing received by Agent prior to the first day of the Interest Period of the SOFR Loan requested thereby.

(b) Illegality. Notwithstanding any other provisions hereof, if any Lender determines that any Law has made it unlawful, or that any Governmental Body has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, then, upon notice thereof by such Lender to the Borrowers (through the Agent) (an “Illegality Notice”), (a) any obligation of the Lenders to make SOFR Loans, and any right of the Borrowers to continue SOFR Loans or to convert ABR Loans to SOFR Loans, shall be suspended, and (b) the interest rate on which ABR Loans shall, if necessary to avoid such illegality, be determined by the Agent without reference to clause (c) of the definition of “ABR”, in each case until each affected Lender notifies the Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrowers shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Agent), prepay or, if applicable, convert all SOFR Loans to ABR Loans (the interest rate on which ABR Loans shall, if necessary to avoid such illegality, be determined by the Agent without reference to clause (c) of the definition of “ABR”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day, in each case until the Agent is advised in writing by each affected Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.2(c).

(c) SOFR Breakage. In the event of (a) the payment of any principal of any SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (c) the failure to borrow, convert, continue or prepay any SOFR Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 3.9, then, in any such event, the Borrowers shall compensate each Lender for any loss, cost and expense attributable to such event, including any loss, cost or expense arising from the liquidation or redeployment of funds or from any fees payable. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof.

(d) Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, the Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any Other Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any Other Document. The Agent will promptly notify the Borrowers and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.

3.3 Fees

. Borrowers shall pay the amounts required to be paid in the Fee Letter, the Second Amendment, the Third Amendment, the Fourth Amendment, the Tenth Amendment and the ~~Tenth~~Fifteenth Amendment in the manner and at the times required thereby.

3.4 Maximum Charges

. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under Applicable Law. In the event interest and other charges as computed hereunder would otherwise exceed the highest rate permitted under Applicable Law: (i) the interest rates hereunder will be reduced to the maximum rate permitted under Applicable Law; (ii) such excess amount shall be first applied to any unpaid principal balance owed by Borrowers; and (iii) if then remaining excess amount is greater than the previously unpaid principal balance, Lenders shall promptly refund such excess amount to Borrowers and the provisions hereof shall be deemed amended to provide for such permissible rate.

3.5 Increased Costs

. In the event that any Change in Law or compliance by any Lender (for purposes of this Section 3.5, the term “Lender” shall include Agent, any Lender and any corporation or bank controlling Agent or any Lender and the office or branch where Agent or any Lender makes or maintains any SOFR Loans) with any request or directive (whether or not having the force of law) from any central bank or other financial, monetary or other authority, shall:

(a) subject Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement or any SOFR Loan, or change the basis of taxation of payments to Agent or such Lender in respect thereof (except for Indemnified Taxes or Other Taxes and the imposition of, or any change in the rate of, any Excluded Taxes payable by Agent or such Lender);

(b) impose, modify or deem applicable any reserve (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D)), special deposit, assessment, compulsory loan, insurance charge or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of Agent or any Lender, including pursuant to Regulation D of the Board of Governors; or

(c) impose on Agent or any Lender any other condition, loss or expense (other than Taxes) affecting this Agreement or any Other Document or any Loans made by any Lender;

and the result of any of the foregoing is to increase the cost to Agent or any Lender of making, converting to, continuing, renewing or maintaining its Loans hereunder by an amount that Agent or such Lender deems to be material or to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Loans by an amount that Agent or such Lender deems to be material, then, in any case Borrowers shall promptly pay Agent or such Lender, upon its demand, such additional amount as will compensate Agent or such Lender for such additional cost or such reduction, as the case may be, provided that the foregoing shall not apply to increased costs which are reflected in SOFR, as the case may be. Agent or such Lender shall certify the amount of such additional cost or reduced amount to Borrowing Agent, and such certification shall be conclusive absent manifest error. Failure or delay on the part of Agent or any Lender to demand compensation pursuant to this Section shall not constitute a waiver of the right of Agent or any Lender to demand such compensation; provided that Borrowers shall not be required to compensate Agent or any Lender pursuant to this Section for any reductions in return incurred more than 270 days prior to the date that Agent or such Lender notifies Borrowing Agent of such law, rule, regulation or guideline giving rise to such reductions and of the intention of Agent or such Lender to claim compensation therefor; provided further that if such claim arises by reason of the adoption of or change in any law, rule, regulation or guideline that is retroactive, then the 270 day period referred to above shall be extended to include the period of retroactive effect thereof.

3.6 Inability to Determine Interest Rate. Subject to Section 3.11, if, on or prior to the first day of any Interest Period for any SOFR Loan:

(a) the Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof, or

(b) the Required Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Adjusted Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to the Agent, the Agent will promptly so notify the Borrowers and each Lender.

Upon notice thereof by the Agent to the Borrowers, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans or to convert ABR Loans to SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans or affected Interest Periods) until the Agent (with respect to clause (b), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrowers may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or affected Interest Periods) or, failing that, the Borrowers will be deemed to have converted any such request into a request for ABR Loans in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into ABR Loans at the end of the applicable Interest Period. Upon any such conversion, the Borrowers shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 3.2. Subject to Section 3.11, if the Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on ABR Loans shall be determined by the Agent without reference to clause (c) of the definition of “ABR” until the Agent revokes such determination.

3.7 Capital Adequacy.

(a) In the event that Agent or any Lender shall have determined that any Change in Law, any change in any guideline regarding capital adequacy or any change in the interpretation or administration thereof by any Governmental Body, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Agent or any Lender (for purposes of this Section 3.7, the term “Lender” shall include Agent or any Lender and any corporation or bank controlling Agent or any Lender and the office or branch where Agent or any Lender (as so defined) makes or maintains any SOFR Loans) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Agent’s or any Lender’s capital as a consequence of its obligations hereunder to a level below that which Agent or such Lender could have achieved but for such adoption, change or compliance (taking into consideration Agent’s and such Lender’s policies with respect to capital adequacy) by an amount deemed by Agent or any Lender to be material, then, from time to time, Borrowers shall pay upon demand to Agent or such Lender such additional amount or amounts as will compensate Agent or such Lender for such reduction. In determining such amount or amounts, Agent or such Lender may use any reasonable averaging or attribution methods. The protection of this Section 3.7 shall be available to Agent and each Lender regardless of any possible contention of invalidity or inapplicability with respect to the Applicable Law, rule, regulation, guideline or condition.

(b) A certificate of Agent or such Lender setting forth such amount or amounts as shall be necessary to compensate Agent or such Lender with respect to Section 3.7(a) hereof when delivered to Borrowing Agent shall be conclusive absent manifest error. Failure or delay on the part of Agent or any Lender to demand compensation pursuant to this Section shall not constitute a waiver of the right of Agent or any Lender to demand such compensation; provided that Borrowers shall not be required to compensate Agent or any Lender pursuant to this Section for any reductions in return incurred more than 270 days prior to the date that Agent or such Lender notifies Borrowing Agent of such law, rule, regulation or guideline giving rise to such reductions and of the intention of Agent or such Lender to claim compensation therefor; provided further that if such claim arises by reason of the adoption of or change in any law, rule, regulation or guideline that is retroactive, then the 270 day period referred to above shall be extended to include the period of retroactive effect thereof.

3.8 Taxes.

(a) Any and all payments by or on account of any Obligations hereunder or under any Other Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if Borrowers shall be required by Applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrowers shall make such deductions and (iii) Borrowers shall timely pay the full amount deducted to the relevant Governmental Body in accordance with Applicable Law.

(b) Without limiting the provisions of Section 3.8(a) above, Borrowers shall timely pay any Other Taxes to the relevant Governmental Body in accordance with Applicable Law.

(c) Each Borrower shall indemnify each Recipient within ten (10) Business Days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by such Recipient and any penalties, interest and reasonable and documented expenses (including reasonable and documented fees and expenses of counsel) arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Body. A certificate as to the amount of such payment or liability delivered to Borrowers by any Recipient (with a copy to Agent), or by Agent on its own behalf or on behalf of a Recipient shall be conclusive absent manifest error.

(d) Each Lender shall severally indemnify Agent, within 30 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 16.3(b) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent in connection with this Agreement or any Other Document, and any reasonable and documented expenses (including reasonable and documented fees and disbursements of counsel) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any Other Document or otherwise payable by Agent to the Lender from any other source against any amount due to Agent under this Section 3.8(d).

(e) As soon as practicable after any payment of Taxes by any Borrower to a Governmental Body pursuant to this Section 3.8, Borrowers shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent.

(f) Any Recipient that is entitled to an exemption from or reduction of withholding tax with respect to payments hereunder or under any Other Document shall deliver to Borrowers (with a copy to Agent), at the time or times reasonably requested by Borrowers or Agent, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Recipient, if requested by Borrowers or Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrowers or Agent as will enable Borrowers or Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. Without limiting the generality of the foregoing, in the event that any Borrower is resident for tax purposes in the United States of America, (x) any Recipient that is not a Foreign Lender shall deliver to Borrowers and Agent two (2) duly completed valid copies of IRS Form W-9 demonstrating that such Person is exempt from

United States federal backup withholding tax, and (y) any Foreign Lender shall deliver to Borrowers and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of Borrowers or Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(i) duly completed valid copies of IRS Form W-8BEN or W-8BEN-E claiming eligibility for benefits of an income tax treaty to which the United States of America is a party,

(ii) duly completed valid copies of IRS Form W-8ECI,

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.8-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of Borrowers within the meaning of Section 871(h)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (y) duly completed valid copies of IRS Form W-8BEN or W-8BEN-E,

(iv) in the case of a Foreign Lender claiming that it is not the beneficial owner, duly completed valid copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.8-2 or Exhibit 3.8-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 3.8-4 on behalf of each such direct and indirect partner; or

(v) any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding tax duly completed together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrowers to determine the withholding or deduction required to be made.

(g) If a payment made to a Recipient under this Agreement or any Other Document would be subject to U.S. federal withholding Taxes imposed by FATCA if such Person were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to Agent and Borrowers (i) a certification signed by the chief financial officer, principal accounting officer, treasurer or controller of such Person, and (ii) other documentation reasonably requested by Agent or any Borrower sufficient for Agent and Borrowers to comply with their obligations under FATCA and to determine that such Recipient has complied with such applicable reporting requirements or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(h) Each Recipient agrees that if any form or certification it previously delivered pursuant to this Section 3.8 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers and Agent in writing of its legal inability to do so.

(i) If any Recipient determines, in its sole discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by Borrowers or with respect to which Borrowers have paid additional amounts pursuant to this Section, it shall pay to Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrowers under this Section with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all reasonable and documented out-of-pocket expenses of such Recipient and without interest (other than any interest paid by the relevant Governmental Body with respect to such refund), provided that Borrowers, upon the request of the Recipient, agree to repay the amount paid over to Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Body) to such Recipient in the event such Recipient is required to repay such refund to such Governmental Body. Notwithstanding anything to the contrary in this Section 3.8(h), in no event will the Recipient be required to pay any amount to Borrowers pursuant to this Section 3.8(h) the payment of which would place the Recipient in a less favorable net after-Tax position than the Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to Borrowers or any other Person.

(j) Each party’s obligations under this Section 3.8 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under this Agreement or any Other Documents.

3.9 Replacement of Lenders. If any Lender (an “Affected Lender”) (a) makes demand upon Borrowers for (or if Borrowers are otherwise required to pay) amounts pursuant to Section 3.5, 3.7 or 3.8 hereof, (b) is unable to make or maintain SOFR Loans as a result of a condition described in Section 3.6 hereof, (c) refuses to consent to any amendment pursuant to Section 16.2(b) hereof, ~~or~~ (d) gives a notice described in Section 3.6 hereof, or (e) does not accept an Extension Offer pursuant to Section 2.5 hereof; provided that Required Tranche Lenders with respect to the applicable Term Loan Tranche have accepted such Extension Offer, the Borrowers may, in each case, by notice in writing to Agent and such Affected Lender (i) require the Affected Lender to cooperate with Borrowers in obtaining a replacement Lender satisfactory to Borrowers (the “Replacement Lender”); (ii) request the non-Affected Lenders to acquire and assume all of the Affected Lender’s Loans as provided herein, but none of such Lenders shall be under any obligation to do so; or (iii) propose a Replacement Lender. If any satisfactory Replacement Lender shall be obtained, and/or if any one or more of the non-Affected Lenders shall agree to acquire and assume all of the Affected Lender’s Loans, then such Affected Lender shall be required to assign, in accordance with Section 16.3 hereof, all of its Loans and other rights and obligations under this Agreement and the Other Documents to such Replacement Lender or non-Affected Lenders, as the case may be, in exchange for payment of the principal amount so assigned and all interest and fees accrued on the amount so assigned, plus all other Obligations then due and payable to the Affected Lender.

3.10 Designation of a Different Lending Office. If any Lender requests compensation under Section 3.5 or 3.7 hereof, or requires Borrowers to pay any Indemnified Taxes, Other Taxes or additional amounts to any Lender or any Governmental Body for the account of any Lender pursuant to Section 3.8 hereof, then such Lender shall (at the request of Borrowing Agent) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (a) would eliminate or reduce amounts payable pursuant to Sections 3.5, 3.7, or 3.8 hereof, as the case may be, in the future, and (b) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrowers hereby agree to pay all reasonable and documented costs and expenses incurred by any Lender in connection with any such designation or assignment.

3.11 Benchmark Replacement Setting.

(a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any Other Document, upon the occurrence of a Benchmark Transition Event, the Agent and the Borrowers may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Agent has posted such proposed amendment to all affected Lenders and the Borrowers so long as the Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.11(a) will occur prior to the applicable Benchmark Transition Start Date.

(b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any Other Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any Other Document.

(c) Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Borrowers and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Agent will notify the Borrowers of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.11(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.11, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any Other Document, except, in each case, as expressly required pursuant to this Section.

(d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any Other Document and solely to the extent applicable, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e) Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for a conversion to ABR Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR.

IV COLLATERAL: GENERAL TERMS.

4.1 Security Interest in the Collateral. To secure the prompt payment and performance to Agent and each Lender (and each other holder of any Obligations) of the Obligations, each Loan Party ~~(other than a UK Loan Party)~~ hereby assigns, pledges and grants to Agent for its benefit and for the ratable benefit of each Lender and each other Secured Party, a continuing security interest in and to and Lien on all of its Collateral, whether now owned or existing or hereafter created, acquired or arising and wheresoever located. Each Loan Party shall provide Agent with written notice of all commercial tort claims in an aggregate amount in excess of $500,000 promptly upon the occurrence of any events giving rise to any such claims (regardless of whether legal proceedings have yet been commenced), such notice to contain a brief description of the claims, the events out of which such claims arose and the parties against which such claims may be asserted and, if applicable in any case where legal proceedings regarding such claims have been commenced, the case title together with the applicable court and docket number. Upon delivery of each such notice, such Loan Party ~~(other than a UK Loan Party)~~ shall be deemed to thereby grant to Agent a security interest and lien in and to such commercial tort claims described therein and all proceeds thereof. Each Loan Party shall provide Agent with written notice promptly upon becoming the beneficiary under any letter of credit or otherwise obtaining any right, title or interest in any letter of credit rights in an aggregate amount in excess of $500,000 and such Loan Party ~~(other than a UK Loan Party)~~ shall take such actions as Required Lenders may reasonably request for the perfection of Agent’s security interest therein.

4.2 Perfection of Security Interest. Each Loan Party ~~(other than a UK Loan Party)~~ shall take all action that may be necessary, or that Agent may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of Agent’s security interest in and Lien on the Collateral or to enable Agent to protect, exercise or enforce its rights hereunder and in the Collateral, including, but not limited to, (a) immediately discharging all Liens other than Permitted Encumbrances, (b) using commercially reasonable efforts to obtain Lien Waiver Agreements (i) from the owner or lessor of the chief executive office of Quantum and (ii) from the owners or lessors of all of the other premises leased by Quantum listed on Schedule 4.4 hereto and all of the warehouses and other locations used by Quantum listed on Schedule 4.4 hereto in which Equipment and Inventory having a value in excess of $1,000,000 is located, (c) delivering to Agent, endorsed or accompanied by such instruments of assignment as are necessary or as Agent may specify, and stamping or marking, in such manner as are necessary or as Agent may specify, any and all chattel paper, instruments, letters of credit and advices thereof and documents evidencing or forming a part of the Collateral, (d) using commercially reasonable efforts to enter into warehousing, lockbox, customs and freight agreements and other custodial arrangements reasonably satisfactory to Agent and the Required Lenders, and (e) executing and delivering financing statements, Control Agreements, intellectual property security agreements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance reasonably satisfactory to Agent and the Required Lenders, relating to the creation, validity, perfection, maintenance or continuation of Agent’s security interest and Lien under the Uniform Commercial Code or other Applicable Law. By its signature hereto, each Loan Party ~~(other than a UK Loan Party)~~ hereby authorizes Agent (without obligation) and the Lenders to file against such Loan Party, one or more financing, continuation or amendment statements pursuant to the Uniform Commercial Code in form and substance satisfactory to the Required Lenders (which statements may have a description of collateral which is broader than that set forth herein, including without limitation a description of Collateral as “all assets” and/or “all personal property” of any Loan Party). All documented charges, expenses and fees Agent or the Lenders may incur in doing any of the foregoing, and any local taxes relating thereto, shall be at the sole expense of the Borrowers and payable by the Borrowers to Agent or Lenders, as the case may be, not later than ten (10) Business Days after written demand.

4.3 Preservation of Collateral. Following the occurrence of an Event of Default, in addition to the rights and remedies set forth in Section 11.1 hereof, Agent (acting at the direction of the Required Lenders): (a) may at any time take such steps as Agent or the Required Lenders deem necessary to protect Agent’s interest in and to preserve the Collateral, including the hiring of security guards or the placing of other security protection measures as Agent or the Required Lenders may deem appropriate; (b) subject to the rights of the applicable landlords, may employ and maintain at any of any Loan Party’s premises a custodian who shall have full authority to do all acts necessary to protect Agent’s interests in the Collateral; (c) may lease warehouse facilities to which Agent may move all or part of the Collateral; (d) subject to the rights of the applicable lessors, may use any Loan Party’s owned or leased lifts, hoists, trucks and other facilities or Equipment for handling or removing the Collateral; (e) subject to the rights of the applicable landlords, shall have, and is hereby granted, a right of ingress and egress to the places where the Collateral is located, and may proceed over and through any of the Loan Parties’ owned or leased property; and (f) pay or discharge taxes and Liens levied or placed on or threatened against the

Collateral, effect any repairs or purchase any insurance called for by the terms of this Agreement or the Other Documents and pay all or any part of the premiums therefor and the costs thereof. Each Loan Party shall cooperate fully with all of Agent’s efforts to preserve the Collateral and will take such actions to preserve the Collateral as Agent may direct (acting at the direction of the Required Lenders). All of Agent’s and Lenders’ expenses of preserving the Collateral, including any expenses relating to the bonding of a custodian, shall be at the sole expense of the Borrowers and payable by the Borrowers to Agent or Lenders, as the case may be, for its or their benefit not later than ten (10) Business Days after written demand.

4.4 Ownership and Location of Collateral.

(a) With respect to the Collateral, at the time the Collateral becomes subject to Agent’s security interest: (i) each Loan Party shall be fully authorized and able to sell, transfer, pledge and/or grant a Lien upon each and every item of its respective Collateral to Agent; and, except for Permitted Encumbrances, the Collateral shall be free and clear of all Liens whatsoever; (ii) all signatures and endorsements of each Loan Party that appear on such documents and agreements shall be genuine and each Loan Party shall have full capacity to execute same; and (iii) each Loan Party’s Equipment and each Loan Party’s Inventory (other than (A) Inventory in transit, (B) Service Inventory and (C) Inventory at any location where the value of all Inventory at such location is less than $1,000,000) shall be located as set forth on Schedule 4.4 hereto, as such Schedule may be updated from time to time in accordance with the terms hereof, and shall not be removed from such locations without the prior written consent of the Required Lenders except with respect to the sale of Inventory in the Ordinary Course of Business and Equipment to the extent permitted in Section 7.1(b) hereof.

(b) (i) There is no location at which any Loan Party has any Inventory (except for (A) Inventory in transit, (B) Service Inventory and (C) Inventory at any location where the value of all Inventory at such location is less than $1,000,000) or other Collateral other than those locations listed on Schedule 4.4 hereto, as such Schedule may be updated from time to time in accordance with the terms hereof; (ii) Schedule 4.4 hereto contains a correct and complete list, as of the ~~Closing~~Fifteenth Amendment Effective Date, of the legal names and addresses of each warehouse at which Inventory of any Loan Party is stored, and none of the receipts received by any Loan Party from any warehouse states that the goods covered thereby are to be delivered to bearer or to the order of a named Person or to a named Person and such named Person’s assigns; (iii) Schedule 4.4 hereto sets forth a correct and complete list as of the ~~Closing~~Fifteenth Amendment Effective Date of (A) each place of business of each Loan Party and (B) the chief executive office of each Loan Party; and (iv) Schedule 4.4 hereto sets forth a correct and complete list as of the ~~Tenth~~Fifteenth Amendment Effective Date of the location, by state and street address, of all Real Property owned or leased by each Loan Party, identifying which Real Properties are owned and which are leased, together with the names and addresses of any landlords or other third parties in possession, custody or control of any Collateral.

4.5 Defense of Agent’s and Lenders’ Interests. Until (a) the Payment in Full of all of the Obligations and (b) the termination of this Agreement, Agent’s interests in the Collateral shall continue in full force and effect. During such period no Loan Party shall, without the Required Lenders’ prior written consent, pledge, sell (except for Dispositions otherwise permitted under Section 7.1(b) hereof), assign, transfer, create or suffer to exist a Lien upon or encumber or allow or suffer to be encumbered in any way except for Permitted Encumbrances, any part of the Collateral. Each Loan Party shall use commercially reasonable efforts to defend Agent’s interests in the Collateral against any and all Persons whatsoever. At any time following demand by the Required Lenders for payment of all Obligations following the occurrence and during the continuance of an Event of Default, Agent shall have the right to take possession of the indicia of the Collateral and the Collateral in whatever physical form contained, including: labels, stationery, documents, instruments and advertising materials. If Agent (acting at the direction of the Required Lenders) exercises this right to take possession of the Collateral, the Loan Parties shall, upon demand, assemble it in the best manner possible and make it available to Agent at a place reasonably convenient to Agent. In addition, with respect to all Collateral, Agent and Lenders shall be entitled to all of the rights and remedies set forth herein and further provided by the Uniform Commercial Code or other Applicable Law. Each Loan Party shall, and Agent shall, if directed by the Required Lenders, instruct all suppliers, carriers, forwarders, warehousers or others receiving or holding cash, checks, Inventory, documents or instruments in which Agent holds a security interest to deliver same to Agent and/or subject to Agent’s order and if they shall come into any Loan Party’s possession, they, and each of them, shall be held by such Loan Party in trust as Agent’s trustee, and such Loan Party will promptly deliver them to Agent in their original form together with any necessary endorsement.

4.6 Inspection of Premises. At all reasonable times and from time to time as often as the Required Lenders may reasonably elect, Agent and each Lender shall have full access to and the right to audit, check, inspect and make abstracts and copies from each Loan Party’s books, records, audits, correspondence and all other papers relating to the Collateral and the operation of each Loan Party’s business and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (provided that the Borrowers shall be afforded the opportunity to participate in such discussions). Agent, any Lender and their agents may enter upon any premises of any Loan Party at any time during business hours and at any other reasonable time, and from time to time, for the purpose of inspecting the Collateral and any and all books and records pertaining thereto and to the operation of such Loan Party’s business. Notwithstanding the foregoing, (a) no more than three (3) such inspections shall be conducted at the expense of the Borrowers during any consecutive twelve (12) month period, and (b) if an Event of Default shall exist, then notwithstanding anything to the contrary in the foregoing clause (a), there shall be no limitation on the number or frequency of such inspections which may be conducted at the expense of the Borrowers.

4.7 Appraisals. The Required Lenders may at any time after the Closing Date and from time to time, engage the services of an independent appraisal firm or firms of reputable standing, satisfactory to the Required Lenders, for the purpose of appraising the then current value of the Loan Parties’ assets (including without limitation Intellectual Property and the LTO Program). Absent the occurrence and continuance of an Event of Default at such time, the Required Lenders shall consult with Borrowing Agent as to the identity of any such firm; provided, that it is agreed by the parties hereto that Gordon Brothers Asset Advisors, LLC shall be deemed to be an acceptable firm for purposes of appraising the value of the LTO Program. All of the fees and out-of-pocket costs and expenses of any appraisals and reports conducted pursuant to this Section 4.7 shall be paid for when due, in full and without deduction, off-set or counterclaim by Borrowers. Notwithstanding the foregoing, (i) no more than one (1) appraisal of Intellectual Property (which shall include, without limitation, appraisals of the LTO Program) shall be conducted at the expense of the Borrowers during any consecutive twelve (12) month period, and (ii) if an Event of Default shall exist, then notwithstanding anything to the contrary in the foregoing clause (i), there shall be no limitation on the number or frequency of appraisals which may be conducted at the expense of the Borrowers.

4.8 Receivables; Deposit Accounts and Securities Accounts.

(a) The Receivables are and shall be bona fide and valid accounts representing a bona fide indebtedness incurred by the Customers therein named, for fixed sums as set forth in the invoices relating thereto (provided immaterial or unintentional invoice errors shall not be deemed to be a breach hereof) with respect to an absolute sale or lease and delivery of goods upon stated terms of the Loan Parties, or work, labor or services theretofore rendered by the Loan Parties as of the date the applicable Receivables were created.

(b) Each Customer, to each Loan Party’s knowledge, as of the date each Receivable is created, is able to pay all Receivables on which the Customer is obligated in full when due. With respect to such Customers of any Loan Party who are not solvent, such Loan Party has set up on its books and in its financial records bad debt reserves adequate to cover such Receivables consistent with past practice.

(c) Each Loan Party’s chief executive office is located as set forth on Schedule 4.4 hereto, as such Schedule may be updated from time to time in accordance with the terms hereof. Until written notice is given to Agent by Borrowing Agent of any other office at which any Loan Party keeps its records pertaining to Receivables, all such records shall be kept at such executive office.

(d) ~~The Loan Parties (other than any UK Loan Party) shall instruct their Customers to deliver all remittances upon Receivables (whether paid by check or by wire transfer of funds) to such Blocked Accounts and/or Depository Accounts (and any associated lockboxes) as Revolving Loan Agent or, subject to the terms of the Intercreditor Agreement, Agent shall designate from time to time as contemplated by Section 4.8(h) hereof or as otherwise agreed to from time to time by Revolving Loan Agent or, subject to the terms of the Intercreditor Agreement, Agent. Notwithstanding the foregoing, to the extent any Loan Party directly receives any remittances upon Receivables, such Loan Party shall, at such Loan Party’s sole cost and expense, but on Revolving Loan Agent’s and Agent’s behalf and for Revolving Loan Agent’s and, subject to the terms of the Intercreditor Agreement, Agent’s account, collect as Revolving Loan Agent’s and, subject to the terms of the Intercreditor Agreement, Agent’s property and in trust for Revolving Loan Agent and, subject to the terms of the Intercreditor Agreement, Agent all amounts received on Receivables, and shall not commingle such collections with any Loan Party’s funds or use the same except to pay the Obligations, and shall as soon as possible and in any event no later than one (1) Business Day after the receipt thereof (i) in the case of remittances paid by check, deposit all such remittances in their original form (after supplying any necessary endorsements) and (ii) in the case of remittances paid by wire transfer of funds, transfer all such remittances, in each case, into such Blocked Accounts and/or Depository Accounts. Each Loan Party shall deposit in the Blocked Account and/or Depository Account or, upon request by Revolving Loan Agent or, subject to the terms of the Intercreditor Agreement, Agent, deliver to Revolving Loan Agent or, subject to the terms of the Intercreditor~~

~~Agreement, Agent, in original form and on the date of receipt thereof, all checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness. Payments made by a Loan Party’s Customers remitted directly to Revolving Loan Agent or Agent will be deposited by Revolving Loan Agent or Agent, as the case may be, in the Blocked Accounts, and Customer remittances shall only be treated as a repayment of Advances or, subject to the terms of the Intercreditor Agreement, Loans, if the Borrowers so elect in a written notice to Revolving Loan Agent or Agent, as applicable. Notwithstanding the foregoing, any requirement in this Section 4.8(d) relating to a Blocked Account shall not apply prior to the post-closing deadline for executing Control Agreements pursuant to Section 6.15~~[Reserved].

(e) At any time following the occurrence and during the continuance of an Event of Default, ~~Revolving Loan Agent or,~~ subject to the terms of the Intercreditor Agreement, Agent shall have the right to send notice of the assignment of~~, and Revolving Loan Agent’s and~~ Agent’s security interests in and Liens on, the Receivables to any and all Customers or any third party holding or otherwise concerned with any of the Collateral, and thereafter, ~~Revolving Loan Agent or,~~ subject to the terms of the Intercreditor Agreement, Agent shall have the sole right to collect the Receivables, take possession of the Collateral, or both. Agent’s actual and documented collection expenses, including, but not limited to, stationery and postage, telephone, facsimile, secretarial and clerical expenses, the salaries of any collection personnel used for collection and the reasonable and documented fees and expenses of counsel, shall be at the sole expense of Borrowers and payable by the Borrowers to Agent not later than ten (10) Business Days after written demand.

(f) ~~Subject~~At any time following the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreement, Agent shall have the right to receive, endorse, assign and/or deliver in the name of Agent or any Loan Party any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and each Loan Party hereby waives notice of presentment, protest and non-payment of any instrument so endorsed. Each Loan Party hereby constitutes, subject to the terms of the Intercreditor Agreement, Agent or Agent’s designee as such Loan Party’s attorney with power (i) at any time following the occurrence and during the continuance of an Event of Default: (A) to endorse such Loan Party’s name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral; (B) to sign such Loan Party’s name on any invoice or bill of lading relating to any of the Receivables, drafts against Customers, assignments and verifications of Receivables; (C) to send verifications of Receivables to any Customer; (D) to sign such Loan Party’s name on any documents or instruments deemed necessary or appropriate by Agent to preserve, protect, or perfect Agent’s interest in the Collateral and to file same; and (E) to receive, open and dispose of all mail addressed to any Loan Party at any post office box/lockbox maintained by Agent for the Loan Parties or at any other business premises of Agent; and (ii) at any time following the occurrence and during the continuance of an Event of Default: (A) to demand payment of the Receivables; (B) to enforce payment of the Receivables by legal proceedings or otherwise; (C) to exercise all of such Loan Party’s rights and remedies with respect to the collection of the Receivables and any other Collateral; (D) to sue upon or otherwise collect, extend the time of payment of, settle, adjust, compromise, extend or renew the Receivables; (E) to settle, adjust or compromise any legal proceedings brought to collect Receivables; (F) to prepare, file and sign such Loan Party’s name on a proof of claim in bankruptcy or similar document against any Customer; (G) to prepare, file and sign such Loan Party’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables; (H) to accept the return of goods represented by any of the Receivables; (I) to change the address for delivery of mail addressed to any Loan Party to such address as Agent may designate; and (J) to do all other acts and things necessary to carry out the provisions of this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or of law, unless done maliciously or with gross (not mere) negligence (as determined by a court of competent jurisdiction in a final and non-appealable judgment or order); this power being coupled with an interest is irrevocable while any of the Obligations remain unpaid. ~~Notwithstanding the foregoing, any requirement in this Section 4.8(d) relating to a Blocked Account shall not apply prior to the post-closing deadline for executing Control Agreements pursuant to Section 6.15.~~

(g) Neither Agent nor any Lender shall, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof, or for any damage resulting therefrom.

(h) All proceeds of Collateral shall be deposited by the Loan Parties ~~(other than any UK Loan Party) into either (i) a lockbox account, dominion account or such other “blocked account” (each a “Blocked Account” and collectively the “Blocked Accounts”) established at a Specified Domestic Blocked Account Bank, Specified Swiss Blocked Account Bank or such other bank or banks as may be acceptable to the Required Lenders (each such bank, a “Blocked Account Bank” and collectively, “Blocked Account Banks”) pursuant to an arrangement with such Blocked Account Bank as may be acceptable to the Required Lenders or (ii)~~into depository accounts (“Depository Accounts”) that are (other than with respect to Excluded Accounts or Depository Accounts subject to Section 7 of the Fifteenth Amendment) subject to Control Agreements in accordance with this clause (h). Each applicable Loan Party shall deliver or cause to be delivered to Agent a Control Agreement, in form and substance reasonably satisfactory to Agent and Required Lenders, among such Loan Party, Agent, ~~Revolving Loan Agent~~ and each bank at which each ~~Blocked Account, each~~ Depository Account and any other deposit account or securities account (other than any ~~Swiss Blocked Account or any~~ Excluded Account) of such Loan Party is maintained that is sufficient to give Agent “control” (for purposes of Articles 8 and 9 of the Uniform Commercial Code) over such ~~Blocked Accounts,~~ Depository Accounts and other deposit accounts and securities accounts. At any time during the continuation of an Event of Default, subject to the terms of the Intercreditor Agreement, ~~Agent or Revolving Loan~~ Agent shall have the sole and exclusive right to direct, and Agent is hereby authorized to, subject to the terms of the Intercreditor Agreement, give instructions pursuant to such Control Agreements directing, the disposition of funds in the ~~Blocked Accounts and~~ Depository Accounts (any such instructions, an “Activation Notice”) to Agent on a daily basis, by wire transfer to a deposit account maintained by Agent, which such funds may be applied by Agent to repay the Obligations. Prior to the occurrence of an Event of Default, the Loan Parties shall retain the right to direct the disposition of funds in the ~~Blocked~~Depository Accounts and Agent shall not deliver an Activation Notice. In the event that Agent issues an Activation Notice, Agent agrees to rescind such Activation Notice at such time that no Event of Default shall exist (it being understood that, notwithstanding any such rescission, Agent shall have the right and is authorized to issue an additional Activation Notice if a subsequent Event of Default shall have occurred or shall exist at any time thereafter). All funds deposited in the ~~Blocked Accounts or~~ Depository Accounts shall immediately become subject to the security interest of Agent, for its own benefit and the ratable benefit of the other Secured Parties~~, and Borrowing Agent shall use commercially reasonable efforts to obtain the agreement by each Blocked Account Bank to waive any offset rights against the funds so deposited. Neither Agent nor any Lender assumes any responsibility for such blocked account arrangements, including any claim of accord and satisfaction or release with respect to deposits accepted by any Blocked Account Bank thereunder~~. Agent shall apply all funds received by it from the ~~Blocked Accounts and/or~~ Depository Accounts to the satisfaction of the Obligations in accordance with this Agreement. Notwithstanding the foregoing, any requirement in this Section 4.8(h) relating to a ~~Blocked~~Depository Account shall not apply prior to the post-closing deadline for executing Control Agreements pursuant to Section ~~6.15~~7 of the Fifteenth Amendment.

(i) No Loan Party will, without the Required Lenders’ consent, compromise or adjust any material amount of the Receivables (or extend the time for payment thereof) or accept any material returns of merchandise or grant any additional discounts, allowances or credits thereon except for those compromises, adjustments, returns, discounts, credits and allowances as have been heretofore customary in the Ordinary Course of Business of such Loan Party.

(j) All deposit accounts (including all ~~Blocked Accounts and~~ Depository Accounts), securities accounts and investment accounts of each Loan Party and its Subsidiaries as of the ~~Closing~~Fifteenth Amendment Effective Date are set forth on Schedule 4.8(j) hereto. No Loan Party shall open any new deposit account, securities account or investment account (other than an Excluded Account) with a bank, depository institution or securities intermediary other than Agent unless (i) the Loan Parties shall have provided written notice thereof to Agent and the Lenders within five (5) Business Days and (ii) if required by the Required Lenders, prior to any Loan Party depositing any funds or financial assets in such account, such bank, depository institution or securities intermediary, each applicable Loan Party~~, Agent~~ and ~~Revolving Loan~~ Agent shall enter into a Control Agreement in form and substance reasonably satisfactory to Agent and the Required Lenders sufficient to give Agent “control” (for purposes of Articles 8 and 9 of the Uniform Commercial Code) over such account.

~~(k) The aggregate amount on deposit in the Swiss Blocked Accounts shall not exceed $6,000,000 for any period of five (5) or more consecutive Business Days, on any date of determination.~~

4.9 Inventory. To the extent Inventory held for sale or lease has been produced by any Loan Party ~~(other than a UK Loan Party)~~, it has been and will be produced by such Loan Party in all material respects in accordance with the Federal Fair Labor Standards Act of 1938, as amended, modified or supplemented, and all rules, regulations and orders thereunder.

4.10 Maintenance of Equipment. The Loan Parties’ Equipment shall be maintained in good operating condition and repair (reasonable wear and tear excepted) and all necessary replacements of and repairs thereto shall be made. No Loan Party shall use or operate its Equipment in violation in any material respect of any law, statute, ordinance, code, rule or regulation.

4.11 Exculpation of Liability. Nothing set forth herein shall be construed to constitute Agent or any Lender as any Loan Party’s agent for any purpose whatsoever, nor shall Agent or any Lender be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof. Neither Agent nor any Lender, whether by anything herein or in any assignment or otherwise, assume any of any Loan Party’s obligations under any contract or agreement assigned to Agent or such Lender, and neither Agent nor any Lender shall be responsible in any way for the performance by any Loan Party of any of the terms and conditions thereof.

4.12 Financing Statements. Except as respects the financing statements filed to perfect Agent’s Liens, financing statements described on Schedule 7.2 hereto, and financing statements filed in connection with Permitted Encumbrances, no financing statement covering any of the Collateral or any proceeds thereof is or will be on file in any public office.

4.13 Investment Property Collateral.

(a) Each Loan Party has the right to transfer the Investment Property free of any Liens other than Permitted Encumbrances and will use commercially reasonable efforts to defend its title to the Investment Property against the contrary claims of all Persons. Each Loan Party shall (i) ensure that each operating agreement, limited partnership agreement and any other similar agreement permits Agent’s Lien on the Equity Interests of wholly-owned Subsidiaries (other than Foreign Subsidiaries~~, but excluding Square Box~~) arising thereunder, foreclosure of Agent’s Lien and admission of any transferee as a member, limited partner or other applicable equity holder thereunder and (ii) use commercially reasonable efforts to provide that each operating agreement, limited partnership agreement and any other similar agreement with respect to any other Person permits Agent’s Lien on the Investment Property of such Loan Party arising thereunder, foreclosure of Agent’s Lien and admission of any transferee as a member, limited partner or other applicable equity holder thereunder.

(b) Each Loan Party shall, if the Investment Property includes securities or any other financial or other asset maintained in a securities account, cause the custodian with respect thereto to execute and deliver a notification and Control Agreement or other applicable agreement reasonably satisfactory to Agent and the Required Lenders in order to perfect and protect Agent’s Lien in such Investment Property.

(c) Except as set forth in Article XI hereof or in the Pledge Agreement, (i) the Loan Parties will have the right to exercise all voting rights with respect to the Investment Property and (ii) the Loan Parties will have the right to receive all cash dividends and distributions, interest and premiums declared and paid on the Investment Property to the extent otherwise permitted under this Agreement or under any of the Other Documents. In the event any additional Equity Interests are issued to any Loan Party as a stock dividend or distribution or in lieu of interest on any of the Investment Property, as a result of any split of any of the Investment Property, by reclassification or otherwise, then any certificates evidencing any such additional shares will be delivered to Agent within fifteen (15) Business Days (or such later date as the Required Lenders may agree) and such shares will be subject to this Agreement and a part of the Investment Property to the same extent as the original Investment Property.

4.14 Provisions Regarding Certain Investment Property Collateral. The operating agreement or limited partnership agreement (as applicable) of any Subsidiary (other than a Foreign Subsidiary~~, but excluding Square Box~~) of any Loan Party hereafter formed or acquired that is a limited liability company or a limited partnership, shall contain the following language (or language to the same effect): “Notwithstanding anything to the contrary set forth herein, no restriction upon any transfer of {membership interests} {partnership interests} set forth herein shall apply, in any way, to the pledge by any {member} {partner} of a security interest in and to its {membership interests} {partnership interests} to ALTER DOMUS (US) LLC (as successor in interest to Blue Torch Finance LLC), as agent for certain lenders, or its successors and assigns in such capacity (any such person, “Agent”), or to any foreclosure upon or subsequent disposition of such {membership interests} {partnership interests} by Agent. Any transferee or assignee with respect to such foreclosure or disposition shall automatically be admitted as a {member} {partner} of the Company and shall have all of the rights of the {member} {partner} that previously owned such {membership interests} {partnership interests}.”

V REPRESENTATIONS AND WARRANTIES.

Each Loan Party represents and warrants to the Agent, the Lenders and each other Secured Party as follows:

5.1 Authority. Each Loan Party has full power, authority and legal right to enter into this Agreement and the Other Documents to which it is a party and to perform all its respective Obligations hereunder and thereunder. This Agreement and the Other Documents to which it is a party have been duly executed and delivered by each Loan Party, and this Agreement and the Other Documents to which it is a party constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Agreement and of the Other Documents to which it is a party (a) are within such Loan Party’s corporate or company powers, as applicable, have been duly authorized by all necessary corporate or company action, as applicable, are not in contravention of law or the terms of such Loan Party’s Organizational Documents or the conduct of such Loan Party’s business or of any Material Contract or undertaking to which such Loan Party is a party or by which such Loan Party is bound, including without limitation the Revolving Loan Documents, (b) will not conflict with or violate any material provisions of any law or regulation, or any judgment, order or decree of any Governmental Body, (c) will not require the Consent of any Governmental Body, any party to a Material Contract or any other Person, except (i) any Consents of any party to a Material Contract or any other Person (other than a Governmental Body) with respect to which the failure to obtain could not reasonably be expected, individually or in the aggregate to have a Material Adverse Effect, (ii) any immaterial Consents of any Governmental Body, or (iii) those Consents set forth on Schedule 5.1 hereto, all of which will have been duly obtained, made or compiled prior to the ~~Tenth~~Fifteenth Amendment Effective Date and which are in full force and effect and (d) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Loan Party under the provisions of any material agreement, instrument, or other document to which such Loan Party is a party or by which it or its property is a party or by which it may be bound, including without limitation, the Revolving Loan Documents.

5.2 Formation and Qualification.

(a) Each Loan Party is duly incorporated or formed, as applicable, and in good standing (to the extent applicable) under the laws of the state of its incorporation or formation, as applicable, in each case as listed on Schedule 5.2(a) hereto, as such Schedule may be updated from time to time in accordance with the terms hereof, and each Loan Party is qualified to do business and is in good standing in the other states listed on Schedule 5.2(a) hereto, as such Schedule may be updated from time to time in accordance with the terms hereof, which constitute all states in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect. Each Loan Party has delivered to Agent true and complete copies of its Organizational Documents.

(b) Schedule 5.2(b) hereto, as such Schedule may be updated from time to time in accordance with the terms hereof, sets forth (i) a true, complete and correct list of the Subsidiaries of each Loan Party and (ii) a true, complete and correct list of all Equity Interests held by each Loan Party in each of its Subsidiaries.

(c) As of the ~~Tenth~~Fifteenth Amendment Effective Date, no Immaterial Subsidiary (i) owns or generates any Receivables or Inventory, (ii) has revenues in any fiscal year in excess of $250,000 (other than, in the case of Quantum International, revenue generated through foreign branch offices pursuant to the Transfer Pricing Program) or (iii) receives or generates any royalty revenue.

5.3 Survival of Representations and Warranties. All representations and warranties of such Loan Party in this Agreement and the Other Documents to which it is a party shall be true in all material respects at the time of such Loan Party’s execution of this Agreement and the Other Documents to which it is a party (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto.

5.4 Tax Returns. Each Loan Party’s federal tax identification number is set forth on Schedule 5.4 hereto, as such Schedule may be amended from time to time in accordance with the terms hereof. Each Loan Party has filed all federal, and all material state and local tax returns and other material reports that it is required by law to file and has paid all taxes, assessments, fees and other governmental charges that are due and payable in excess of $1,000,000 in the aggregate, except for those taxes, assessments, fees and other governmental charges that are being Properly Contested. The provision for taxes on the books of each Loan Party is adequate for all years not closed by applicable statutes, and for its current fiscal year, and no Loan Party has any knowledge of any deficiency or additional assessment in connection therewith not provided for on its books.

5.5 Financial Statements.

(a) [Reserved].

(b) The twelve (12) month cash flow and balance sheet projections of Quantum and its Subsidiaries, on a consolidated basis (the “Closing Date Projections”), delivered to Lenders prior to the Closing Date were reviewed by the Chief Executive Officer, Chief Financial Officer or Treasurer of Quantum and are based on underlying assumptions which such officer believed to be reasonable on the date such Closing Date Projections were delivered (it being understood that any such forecasts and Closing Date Projections are not to be viewed as facts, are subject to uncertainties and contingencies, many of which are beyond the Borrowers’ control, that no assurance can be given that any particular Closing Date Projections will be realized, that actual results may differ and that such differences may be material).

(c) The audited consolidated and consolidating balance sheets of Quantum and its Subsidiaries (and such other Persons described therein) as of March 31, 2021, and the related statements of income, changes in stockholder’s equity, and changes in cash flow for the period ended on such date, all accompanied by reports thereon containing opinions by independent certified public accountants, copies of which have been delivered to Lenders, have been prepared in accordance with GAAP, consistently applied (except for changes described in such financial statements) and present fairly in all material respects the financial position of the Loan Parties at such date and the results of their operations for such period. The unaudited consolidated and consolidating balance sheets of Quantum and its Subsidiaries (and such other Persons described therein) as of June 30, 2021, and the related statements of income, and changes in cash flow for the period ended on such date, copies of which have been delivered to Lenders, present fairly in all material respects the financial position of the Loan Parties at such date and the results of their operations at such date. For the purposes of this Section 5.5(c), any restatement of, or supplement to, after the Closing Date, any of the financial statements referred to in the preceding two sentences or of any other financial statements that include the periods referred to in the preceding two sentences shall not result in the representation set forth in this Section 5.5(c) being untrue or inaccurate.

(d) Since March 31, 2021, there has been no change in the condition, financial or otherwise, of the Loan Parties as shown on the consolidated balance sheet as of such date and no change in the aggregate value of machinery, Equipment and Real Property owned by the Loan Parties, except changes in the Ordinary Course of Business, none of which individually or in the aggregate has been materially adverse.

5.6 Entity Names. Except as set forth on Schedule 5.6 hereto, as such Schedule may be amended from time to time in accordance with the terms hereof, no Loan Party has been known by any other company or corporate name, as applicable, in the past five (5) years and does not sell Inventory under any other name, nor has any Loan Party been the surviving corporation or company, as applicable, of a merger or consolidation or acquired all or substantially all of the assets of any Person during the preceding five (5) years.

5.7 O.S.H.A.; Environmental Compliance; Flood Insurance.

(a) Except as set forth on Schedule 5.7 hereto, each Loan Party is in compliance in all material respects with, and its facilities, business, assets, property, leaseholds, Real Property and Equipment are in compliance with the Federal Occupational Safety and Health Act, and Environmental Laws and there are no outstanding citations, notices or orders of non-compliance issued to any Loan Party or relating to its business, assets, property, leaseholds or Equipment under any such laws, rules or regulations which could reasonably be expected to have a Material Adverse Effect.

(b) Except as set forth on Schedule 5.7 hereto, as of the ~~Tenth~~Fifteenth Amendment Effective Date each Loan Party has been issued all required material federal, state and local licenses, certificates or permits (collectively, “Approvals”) relating to all applicable Environmental Laws and all such Approvals are current and in full force and effect.

(c) Except as set forth on Schedule 5.7 hereto, as such Schedule may be amended from time to time in accordance with the terms hereof, and except as could not reasonably be expected to have a Material Adverse Effect: (i) there have been no releases, spills, discharges, leaks or disposal (collectively referred to as “Releases”) of Hazardous Materials at, upon, under or migrating from or onto any Real Property owned, leased or occupied by any Loan Party, except for those Releases which are in full compliance with Environmental Laws; (ii) there are no underground storage tanks or polychlorinated biphenyls on any Real Property owned, leased or occupied by any Loan Party, except for such underground storage tanks or polychlorinated biphenyls that are present in compliance with Environmental Laws; (iii) all of the Real Property owned, leased or occupied by any Loan Party has never been used by any Loan Party to dispose of Hazardous Materials, except as authorized by Environmental Laws; and (iv) no Hazardous Materials are managed by any Loan Party on any Real Property owned, leased or occupied by any Loan Party, excepting such quantities as are managed in accordance with all applicable manufacturer’s instructions and compliance with Environmental Laws and as are necessary for the operation of the commercial business of any Loan Party or of its tenants.

(d) All Real Property owned by the Loan Parties is insured pursuant to policies and other bonds which are valid and in full force and effect and which provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each such Loan Party in accordance with prudent business practice in the industry of such Loan Party. Each Loan Party has taken all actions required under the Flood Laws and/or requested by the Required Lenders to assist in ensuring that each Lender is in compliance in all material respects with the Flood Laws applicable to the Collateral, including, but not limited to, providing Agent and Lenders with the address and/or GPS coordinates of each structure located upon any Real Property that will be subject to a mortgage or deed of trust in favor of Agent, and, to the extent required by Applicable Law, obtaining flood insurance for such property, structures and contents prior to such property, structures and contents becoming Collateral.

5.8 Solvency; No Litigation, Violation, Indebtedness or Default; ERISA Compliance.

(a) (i) The Loan Parties, taken as a whole, are, and after giving effect to the Transactions, will be, solvent and able to pay their debts as they mature, (ii) the Loan Parties, taken as a whole, have, and after giving effect to the Transactions, will have, capital sufficient to carry on their existing businesses and all businesses in which they are about to engage, and (iii) the fair present saleable value of the assets of the Loan Parties, taken as a whole, calculated on a going concern basis, are in excess of the amount of their liabilities.

(b) Schedule 5.8(b) hereto, as such Schedule may be updated from time to time in accordance with the terms hereof, sets forth a complete and accurate description, with respect to all litigation, arbitration, actions or proceedings with asserted liabilities in excess of, or that could reasonably be expected to result in liabilities in excess of, $1,000,000 that, as of the ~~Tenth~~Fifteenth Amendment Effective Date, is pending or, to the knowledge of the Loan Parties, threatened in writing against a Loan Party or any of its Subsidiaries, of (i) the parties to such actions, suits, or proceedings, (ii) the nature of the dispute that is the subject of such actions, suits, or proceedings, (iii) the procedural status, as of the ~~Tenth~~Fifteenth Amendment Effective Date, with respect to such actions, suits, or proceedings, and (iv) whether any liability of the Loan Parties’ and their Subsidiaries in connection with such actions, suits, or proceedings is covered by insurance.

(c) No Loan Party has any outstanding Indebtedness other than the Obligations, except for (i) Indebtedness disclosed in Schedule 7.8 hereto and (ii) Indebtedness otherwise permitted under Section 7.8 hereof.

(d) No Loan Party is in violation of any applicable statute, law, rule, regulation or ordinance in any respect which could reasonably be expected to have a Material Adverse Effect, nor is any Loan Party in violation of any order of any court, Governmental Body or arbitration board or tribunal which could reasonably be expected to have a Material Adverse Effect.

(e) As of the ~~Tenth~~Fifteenth Amendment Effective Date, no Loan Party or any member of the Controlled Group maintains or is required to contribute to any Pension Benefit Plan or Multiemployer Plan other than those listed on Schedule 5.8(e) hereto, as such Schedule may be amended from time to time in accordance with the terms hereof. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other Applicable Laws. (i) Each Loan Party and each member of the Controlled Group has met all applicable minimum funding requirements under Section 302 of ERISA and Section 412 of the Code in respect of each Pension Benefit Plan, and each Pension Benefit Plan or Multiemployer Plan is in compliance with Sections 412, 430 and 436 of the Code and Sections 206(g), 302 and 303 of ERISA, without regard to waivers and variances; (ii) each Plan which is intended to be a qualified plan under Section 401(a) of the Code as currently in effect has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Code or an application for such a determination is currently being processed by the Internal Revenue Code; (iii) neither any Loan Party nor any member of the Controlled Group has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due which are unpaid; (iv) no Pension Benefit Plan or Multiemployer Plan has been terminated by the plan administrator thereof nor by the PBGC, and there is no occurrence which would cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Plan; (v) the current value of the assets of each Pension Benefit Plan exceeds the present value of the accrued benefits and other liabilities of such Plan (determined as of the end of the most recent plan year on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Pension Benefit Plan) and neither any Loan Party nor any member of the Controlled Group knows of any facts or circumstances which would materially change the value of such assets and accrued benefits and other liabilities; (vi) neither any Loan Party nor any member of the Controlled Group has breached any of the responsibilities, obligations or duties imposed on it by ERISA with respect to any Pension Benefit Plan or Multiemployer Plan; (vii) neither any Loan Party nor any member of the Controlled Group has incurred any liability for any excise tax arising under Section 4971, 4972 or 4980B of the Code, and no fact exists which could reasonably be expected to give rise to any such liability; (viii) neither any Loan Party nor any member of the

Controlled Group nor any fiduciary of, nor any trustee to, any Pension Benefit Plan or Multiemployer Plan, has engaged in a “prohibited transaction” described in Section 406 of ERISA or Section 4975 of the Code nor taken any action which would constitute or result in a Termination Event with respect to any such Pension Benefit Plan or Multiemployer Plan which is subject to ERISA; (ix) no Termination Event has occurred or is reasonably expected to occur; (x) there exists no Reportable ERISA Event; (xi) neither any Loan Party nor any member of the Controlled Group has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA; (xii) neither any Loan Party nor any member of the Controlled Group maintains or is required to contribute to any Plan which provides health, accident or life insurance benefits to former employees, their spouses or dependents, other than in accordance with Section 4980B of the Code or similar applicable law; (xiii) neither any Loan Party nor any member of the Controlled Group has withdrawn, completely or partially, within the meaning of Section 4203 or 4205 of ERISA, from any Multiemployer Plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980 and there exists no fact which would reasonably be expected to result in any such liability; and (xiv) to the knowledge of the Company, no Plan fiduciary (as defined in Section 3(21) of ERISA) has any liability for breach of fiduciary duty or for any failure in connection with the administration or investment of the assets of a Plan.

5.9 Intellectual Property. As of the ~~Closing~~Fifteenth Amendment Effective Date, Schedule 5.9 hereto, as such Schedule may be amended from time to time in accordance with the terms hereof provides a complete and correct list of: (a) all U.S. registered patents owned by each Loan Party and all applications for U.S. patents owned by such Loan Party; (b) all U.S. registered trademarks owned by each Loan Party and all applications for registration of U.S. trademarks owned by such Loan Party; (c) all U.S. registered copyrights owned by each Loan Party and all applications for registration of U.S. copyrights owned by such Loan Party; and (d) all Intellectual Property licenses entered into by each Loan Party pursuant to which (i) such Loan Party has provided any license in Intellectual Property owned or controlled by such Loan Party to any other Person (other than non-exclusive software licenses granted in the ordinary course of business) with a value in excess of $1,000,000 or (ii) any Person has granted to such Loan Party any license in Intellectual Property owned or controlled by such Person that is material to the business of such Loan Party, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Loan Party (other than non-exclusive software licenses granted in the ordinary course of business). Other than as set forth on Schedule 5.9 hereto, as such Schedule may be amended from time to time in accordance with the terms hereof, no Loan Party owns any U.S. patents, copyrights or trademarks, the failure to register which could be materially adverse to the conduct of the business of the Loan Parties taken as a whole. Each Loan Party owns exclusively or holds licenses in all Intellectual Property that is necessary in or material to the conduct of its business, and, to each Loan Party’s knowledge, all employees and contractors of each Loan Party who were involved in the creation or development of any Intellectual Property for such Loan Party that is necessary in or material to the business of such Loan Party have signed agreements containing assignment of such employee’s or contractor’s rights in any Intellectual Property to such Loan Party and obligations of confidentiality. To each Loan Party’s knowledge, (A) such Loan Party is not currently infringing or misappropriating any Intellectual Property rights of any Person, and (B) no product manufactured, used, distributed, licensed, or sold by or service provided by such Loan Party is currently infringing or misappropriating any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect.

5.10 Licenses and Permits. Except as set forth in Schedule 5.10 hereto, as such Schedule may be amended from time to time in accordance with the terms hereof, each Loan Party (a) is in compliance with and (b) has procured and is now in possession of, all material licenses or permits required by any applicable federal, state, provincial or local law, rule or regulation for the operation of its business in each jurisdiction wherein it is now conducting or proposes to conduct business and where the failure to be in compliance or to procure such licenses or permits could reasonably be expected to have a Material Adverse Effect.

5.11 No Default. No Default or Event of Default has occurred.

5.12 No Burdensome Restrictions. No Loan Party is party to any contract or agreement the performance of which could reasonably be expected to have a Material Adverse Effect. No Loan Party has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien which is not a Permitted Encumbrance.

5.13 No Labor Disputes. No Loan Party is involved in any material labor dispute. Except as set forth on Schedule 5.13 hereto, as such Schedule may be amended from time to time in accordance with the terms hereof, as of the ~~Tenth~~Fifteenth Amendment Effective Date, there are no strikes or walkouts or union organization of any Loan Party’s employees in existence or, to the knowledge of the Loan Parties, threatened in writing, and no collective bargaining contract is scheduled to expire during the Term.

5.14 Margin Regulations. No Loan Party is engaged, nor will it engage, principally or as one of its important activities, in the business of “purchasing” or “carrying” any Margin Stock or extending credit for the purpose of “purchasing” or “carrying” any Margin Stock within the respective meanings of each of the quoted terms under Regulation U. No part of the proceeds of any Loans will be used for “purchasing” or “carrying” Margin Stock or extending credit for the purpose of “purchasing” or “carrying” any Margin Stock within the respective meanings of each of the quoted terms under Regulation U.

5.15 Investment Company Act. No Loan Party is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, nor is it controlled by such a company.

5.16 Hedging Transactions. No Loan Party is a party to any Interest Rate Hedge or Foreign Hedge Agreement, other than those Interest Rate Hedges or Foreign Hedge Agreements, as applicable, which have been entered into for non-speculative purposes.

5.17 Business and Property of the Loan Parties. Upon and after the Closing Date, the Loan Parties do not propose to engage in any business other than as permitted pursuant to Section 7.9 hereof.

5.18 Equity Interests. The authorized and outstanding Equity Interests of each Loan Party (other than Quantum), and each legal and beneficial holder thereof as of the ~~Tenth~~Fifteenth Amendment Effective Date, are as set forth on Schedule 5.18 hereto, as such Schedule may be updated from time to time in accordance with the terms hereof. All of the Equity Interests of each Loan Party have been duly and validly authorized and issued and are fully paid and non-assessable and have been sold and delivered to the holders hereof in compliance with, or under valid exemption from, all federal and state laws and the rules and regulations of each Governmental Body governing the sale and delivery of securities. Except for the rights and obligations set forth on Schedule 5.18 hereto, as such Schedule may be updated from time to time in accordance with the terms hereof, there are no subscriptions, warrants, options, calls, commitments, rights or agreement by which any Loan Party or any of the shareholders of any Loan Party is bound relating to the issuance, transfer, voting or redemption of shares of its Equity Interests or any pre-emptive rights held by any Person with respect to the Equity Interests of the Loan Parties (other than the Warrants and the Dialectic Convertible Notes). Except as set forth on Schedule 5.18 hereto, as such Schedule may be updated from time to time in accordance with the terms hereof, no Loan Party has issued any securities convertible into or exchangeable for shares of its Equity Interests or any options, warrants or other rights to acquire such shares or securities convertible into or exchangeable for such shares (other than the Warrants and the Dialectic Convertible Notes).

5.19 Commercial Tort Claims. The Loan Parties do not have any commercial tort claim with a value in excess of $500,000, except as set forth on Schedule 5.19 hereto, as such Schedule may be updated from time to time in accordance with the terms hereof.

5.20 Letter of Credit Rights. As of the ~~Tenth~~Fifteenth Amendment Effective Date, the Loan Parties do not have any letter of credit rights in respect of any letter of credit with a value in excess of $500,000, except as set forth on Schedule 5.20 hereto, as such Schedule may be updated from time to time in accordance with the terms hereof.

5.21 Material Contracts . Schedule 5.21 hereto, as such Schedule may be updated from time to time in accordance with the terms hereof, sets forth a list of all Material Contracts of the Loan Parties. All Material Contracts are in full force and effect and no defaults currently exist thereunder by any Loan Party or, to the knowledge of the Loan Parties, any other Person which is a party thereto, which could, in either case, reasonably be expected to have a Material Adverse Effect. No Loan Party has (i) received any notice of termination or non-renewal of any Material Contract, or (ii) exercised any option to terminate or not to renew any Material Contract, except, in each case, any such termination which could not reasonably be expected to have a Material Adverse Effect.

5.22 Investment Property Collateral. (i) As of the ~~Tenth~~Fifteenth Amendment Effective Date, there are no restrictions on the pledge or transfer of any of the Subsidiary Stock other than restrictions referenced on the face of any certificates evidencing such Subsidiary Stock, restrictions under Applicable Law or restrictions stated in the Organizational Documents of any Loan Party with respect thereto, as applicable; (ii) each Loan Party is the legal owner of the Investment Property Collateral pledged by it hereunder, which is registered in the name of such Loan Party, a custodian or a nominee; (iii) the Investment Property Collateral is free and clear of any Liens except for Permitted Encumbrances which, in the case of any Investment Property Collateral constituting certificated securities, do not have priority over the Liens of Agent thereon; and (iv) the pledge of and grant of the security interest in the Investment Property Collateral is effective to vest in Agent a valid security interest therein.

5.23 ~~Revolving Loan Documents~~[Reserved]~~. Lenders have received true, correct and complete copies of the Revolving Loan Documents. None of the Revolving Loan Documents has been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has heretofore been delivered to Lenders.~~.

5.24 Disclosure.

(a) All factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about Quantum’s industry) furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the Other Documents) for purposes of or in connection with this Agreement or the Other Documents, and all other such factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about Quantum’s industry) hereafter furnished by or on behalf of a Loan Party or its Subsidiaries in writing to Agent or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

(b) The information included in the Beneficial Ownership Certification delivered on behalf of any Borrower pursuant to this Agreement (if any), as updated pursuant to Section 9.5, is true and correct in all respects.

~~5.25 UK Pensions . No Loan Party is or has at any time been an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Schemes Act 1993); and no UK Loan Party is or has at any time been “connected” with or an “associate” of (as those terms are used in sections 38 and 43 of the Pensions Act 2004) such an employer.~~

~~5.26 Centre of Main Interests and Establishments. For the purposes of Regulation (EU) 2015/848 of 20 May 2015 on insolvency proceedings (recast), as incorporated into English law by the European Union Withdrawal Act 2018 (the “Regulation”), the centre of main interest (as that term is used in Article 3(1) of the Regulation) of each Loan Party incorporated under the laws of England and Wales is situated in its jurisdiction of incorporation and it has no “establishment” (as that term is used in Article 2(10) of the Regulation) in any other jurisdiction.~~

VI AFFIRMATIVE COVENANTS.

Each Loan Party shall, and shall cause each of its Subsidiaries to, until the Payment in Full of the Obligations and the termination of this Agreement:

6.1 Compliance with Laws. Comply with all Applicable Laws with respect to the Collateral or any part thereof or governing the conduct or operation of its business the non-compliance with which could reasonably be expected to have a Material Adverse Effect (except to the extent any separate provision of this Agreement shall expressly require compliance with any particular Applicable Laws pursuant to another standard). Each Loan Party may, however, contest or dispute any Applicable Laws in any reasonable manner, provided that any related Lien is inchoate or stayed and sufficient reserves are established in accordance with GAAP.

6.2 Conduct of Business and Maintenance of Existence and Assets. (a) Conduct continuously and operate actively its business according to good business practices and maintain all of its properties useful or necessary in its business in good working order and condition (reasonable wear and tear excepted and except as may be disposed of in accordance with the terms of this Agreement), and use commercially reasonable efforts to enforce and protect the validity of any Intellectual Property right or other right included in the Collateral where the failure to do so could reasonably be expected to have a Material Adverse Effect; (b) except pursuant to a transaction permitted hereunder, keep in full force and effect its existence; and (c) make all such reports and pay all such franchise and other taxes and license fees and do all such other acts and things as may be lawfully required to maintain its rights, licenses, leases, powers and franchises under the laws of the United States or any political subdivision thereof where the failure to do so could reasonably be expected to have a Material Adverse Effect.

6.3 Books and Records. Keep proper books of record and account in which entries that are full, true and correct in all material respects will be made of all dealings or transactions of or in relation to its business and affairs (including without limitation accruals for taxes, assessments, Charges, levies and claims, allowances against doubtful Receivables and accruals for depreciation, obsolescence or amortization of assets), all in accordance with, or as required by, GAAP.

6.4 Payment of Taxes. Pay, when due, all material taxes, assessments and other Charges lawfully levied or assessed upon it or any of the Collateral, including real and personal property taxes, assessments and charges and all franchise, income, employment, social security benefits, withholding, and sales taxes, except to the extent that such Loan Party or Subsidiary has Properly Contested such taxes, assessments or charges.

~~6.5 Financial Covenants.~~

~~(a) [reserved]~~

~~(b) Total Net Leverage Ratio. Maintain as of the end of each fiscal quarter set forth below, a Total Net Leverage Ratio for Quantum and its Subsidiaries, on a consolidated basis, of not greater than the ratio set forth below for each four (4) consecutive fiscal quarter period then ended set forth below and tested by reference to the financial statements with respect to such fiscal quarter delivered (or required to be delivered) to Agent pursuant to Section 9.8:~~

~~Fiscal Quarter Ending~~	~~Maximum Total Net Leverage Ratio~~
~~June 30, 2025~~	~~6.50:1.00~~
~~September 30, 2025~~	~~4.75:1.00~~
~~December 31, 2025~~	~~3.75:1.00~~
~~March 31, 2026~~ 	~~3.00:1.00~~
~~June 30, 2026~~ 	~~3.00:1.00~~

~~(c) Minimum Liquidity. Not permit Liquidity, on any day (calculated as of each day, commencing with the Tenth Amendment Effective Date) to be less than the greater of (i) the then applicable minimum Liquidity required under the Revolving Loan Agreement and (ii) for the period from and including: (A) the Tenth Amendment Effective Date through and including December 31, 2024, $5,000,000, (B) January 1, 2025 through and including March 31, 2025, $7,500,000, (C) April 1, 2025 through and including September 30, 2025, $10,000,000 and (D) October 1, 2025 and thereafter, $15,000,000; provided that, solely for purposes of determining compliance with this Section 6.5(e), the cash and Cash Equivalents described in clause (b) of the definition of “Qualified Cash” shall not be included in the calculation of Liquidity.~~

~~(d) Cure Right. Notwithstanding anything to the contrary contained in Section 10.5, for purposes of determining whether an Event of Default has occurred under the financial covenant set forth in Section 6.5(c), any mandatory prepayment of the Loans pursuant to Section 2.3 using Net Cash Proceeds from the issuance or sale of any equity securities (excluding Net Cash Proceeds from Qualified Contributions) made after the last day of the fiscal period in respect of which such Event of Default has occurred and on or prior to the date that is 90 days after the last day of such fiscal period (the “Cure Expiration Date”), will, at the request of Quantum, reduce the amount of Funded Debt for the applicable fiscal quarter for purposes of the calculation of the Total Net Leverage Ratio set forth in Section 6.5(c) for such fiscal quarter; provided, that Quantum shall not be permitted to so request that a mandatory prepayment of the Loans using Net Cash Proceeds from the issuance or sale of any equity securities be applied to reduce Funded Debt with respect to any fiscal quarter unless, after giving effect to such request, (i) in any four consecutive fiscal quarters, there shall be at least two fiscal quarters in respect of which no such request is made, (iii) such request may not be made in two consecutive fiscal quarters and (iii) no more than four such requests will be made in the aggregate over the Term.~~

6.5 [Reserved].

6.6 Insurance.

(a) (i) Keep all its insurable properties and properties in which such Loan Party has an interest insured against such hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to such Loan Party’s including business interruption insurance and, if applicable, the hazards of fire, flood and sprinkler leakage; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to such Loan Party insuring against larceny, embezzlement or other criminal misappropriation of the insured’s officers and employees who may either singly or jointly with others at any time have access to the assets or funds of such Loan Party either directly or through authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker’s compensation or similar insurance as may be required under the laws of any state or jurisdiction in which such Loan Party is engaged in business; (v) deliver to Agent and Lenders (A) copies of all policies (if requested by Agent) and evidence of the maintenance of such policies by the renewal thereof at least thirty (30) days before any expiration date, and (B) ~~subject to Section 6.15(a) of this Agreement,~~ appropriate loss payable endorsements in form and substance reasonably satisfactory to Agent and Required Lenders, naming Agent as an additional insured and mortgagee and/or lender loss payee (as applicable) as its interests may appear with respect to all insurance coverage referred to in clauses (i) and (iii) above, and providing (I) that all proceeds thereunder shall be payable to Agent, (II) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (III) that such policy and loss payable clauses may not be cancelled, amended or terminated unless at least thirty (30) days prior written notice is given to Agent (or in the case of non-payment, at least ten (10) days prior written notice). In the event of any loss thereunder, the carriers named therein hereby are directed by Agent and the applicable Loan Party to make payment for such loss to Agent and not to such Loan Party and Agent jointly. If any insurance losses are paid by check, draft or other instrument payable to any Loan Party and Agent jointly, Agent may endorse such Loan Party’s name thereon and do such other things as Agent may deem advisable (or as the Required Lenders instruct) to reduce the same to cash.

(b) Each Loan Party shall take all actions required under the Flood Laws and/or reasonably requested by Agent or the Required Lenders to assist in ensuring that each Lender is in compliance with the Flood Laws applicable to the Collateral, including, but not limited to, providing Agent with the address and/or GPS coordinates of each structure on any Real Property that will be subject to a mortgage or deed of trust in favor of Agent, and, to the extent required, obtaining flood insurance for such property, structures and contents prior to such property, structures and contents becoming Collateral, and thereafter maintaining such flood insurance in full force and effect for so long as required by the Flood Laws.

(c) Agent (acting at the direction of the Required Lenders) is hereby authorized (without obligation) to adjust and compromise claims under insurance coverage referred to in Sections 6.6(a)(i) and (iii) and 6.6(b) above. Any surplus shall be paid by Agent to the Loan Parties or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Loan Parties to Agent, on demand.

(d) If any Loan Party fails to obtain insurance as hereinabove provided, or to keep the same in force, Agent (acting at the direction of the Required Lenders) may obtain such insurance and pay the premium therefor on behalf of such Loan Party, which payments shall be at the sole expense of the Borrowers and payable by the Borrowers to Agent not later than ten (10) Business Days after written demand.

6.7 Payment of Indebtedness and Leasehold Obligations. Pay, discharge or otherwise satisfy (i) at or before maturity (subject, where applicable, to specified grace periods) all of its Material Indebtedness, except when the amount or validity thereof is currently being Properly Contested, subject at all times to any applicable subordination arrangement in favor of Agent and the Lenders and (ii) when due its material rental obligations under all leases under which it is a tenant, and shall otherwise comply, in all material respects, with all other terms of such leases and keep them in full force and effect.

6.8 Environmental Matters.

(a) Ensure that all of the Real Property owned or leased by it and all operations and businesses conducted thereon are in compliance and remain in compliance with all Environmental Laws and it shall manage any and all Hazardous Materials on any Real Property owned or leased by it in compliance with Environmental Laws, except where the failure to comply could not reasonably be expected to result in a Material Adverse Effect.

(b) Establish and maintain an environmental management and compliance system to assure and monitor continued compliance with all applicable Environmental Laws.

(c) Respond promptly to any Hazardous Discharge or Environmental Complaint and take all necessary action in order to safeguard the health of any Person and to avoid subjecting the Collateral or Real Property to any Lien. If any Loan Party or any of its Subsidiaries shall fail to respond promptly to any Hazardous Discharge or Environmental Complaint or any Loan Party or any of its Subsidiaries shall fail to comply with any of the requirements of any Environmental Laws, Agent on behalf of Lenders may, but without the obligation to do so, for the sole purpose of protecting Agent’s interest in the Collateral: (i) give such notices or (ii) enter onto the applicable Real Property (or authorize third parties to enter onto such Real Property) and take such actions as Agent (or such third parties as directed by Agent) or the Required Lenders deem reasonably necessary or advisable, to remediate, remove, mitigate or otherwise manage with any such Hazardous Discharge or Environmental Complaint. All reasonable and documented costs and expenses incurred by Agent and Lenders (or such third parties) in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceedings, fines and penalties, together with interest thereon from the date expended at the Default Rate for ABR Loans shall be paid by the Loan Parties within ten (10) Business Days of demand.

(d) Promptly upon the written request of the Required Lenders if an Event of Default has occurred and is continuing, the Loan Parties shall provide Lenders, at the Loan Parties’ expense, with an environmental site assessment or environmental compliance audit report prepared by an environmental engineering firm acceptable in the reasonable opinion of the Required Lenders, to assess with a reasonable degree of certainty the existence of a Hazardous Discharge and the potential costs in connection with abatement, remediation and removal of any Hazardous Materials found on, under, at or within all of the Real Property owned or leased by any Loan Party. Lenders hereby acknowledge that any report or investigation of such Hazardous Discharge proposed and acceptable to the responsible Governmental Body shall be acceptable to the Required Lenders. If such estimates, individually or in the aggregate, exceed $2,000,000, the Required Lenders shall have the right to require the Loan Parties to post a bond, letter of credit or other security reasonably satisfactory to the Required Lenders to secure payment of these costs and expenses.

6.9 Standards of Financial Statements. Cause all financial statements referred to in Sections 9.7, 9.8, 9.9 and 9.10 hereof as to which GAAP is applicable to fairly present in all material respects the financial condition or operating condition (subject, in the case of interim financial statements, to normal year-end and audit adjustments) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as disclosed therein).

6.10 Federal Securities Laws. Promptly notify Lenders in writing if any Loan Party (other than Quantum) or any of its Subsidiaries (a) is required to file periodic reports under the Exchange Act, (b) registers any securities under the Exchange Act or (c) files a registration statement under the Securities Act.

6.11 Execution of Supplemental Instruments. Execute and deliver to Agent and Lenders from time to time, promptly upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as Agent or Required Lenders may reasonably request in order that the provisions of this Agreement may be carried into effect.

6.12 Government Receivables. If any Loan Party shall at any time after the date of this Agreement acquire or become the beneficiary of Receivables in excess of $500,000 in the aggregate in respect of which the account debtor is a Governmental Body, promptly notify Agent and Lenders in writing and, upon the reasonable request of Agent or Required Lenders, take any necessary steps to perfect the Lien of Agent for the benefit of the Secured Parties therein, and make such Lien enforceable against the account debtor.

~~6.13 UK Pensions.~~

~~(a) The Borrowers shall ensure that all English pension schemes operated by or maintained for the benefit of it or any of its Subsidiaries and/or any of their employees are fully funded based on the statutory funding objective under sections 221 and 222 of the Pensions Act 2004 and that no action or omission is taken by it or any of its Subsidiaries in relation to such a pension scheme which could reasonably be expected to have a Material Adverse Effect (including, without limitation, the termination or commencement of winding-up proceedings of any such pension scheme or any Subsidiary of the Borrowers ceasing to employ any member of such a pension scheme).~~

~~(b) The Borrowers shall provide actuarial reports in relation to all pension schemes maintained by or in respect of it, at such times as reports are prepared in order to comply with the then current statutory or auditing requirements (as applicable either to the trustees of any relevant schemes or to a UK Loan Party).~~

~~(c) The Borrowers shall promptly notify Agent of any material change in the rate of contributions to any pension schemes maintained by or in respect of a UK Loan Party paid or recommended to be paid (whether by the scheme actuary or otherwise) or required (by law or otherwise).~~

~~6.14 Centre of Main Interests and Establishments. Each Loan Party incorporated under the laws of England and Wales shall procure that, for the purposes of the Regulation, its centre of main interest (as that term is used in Article 3(1) of the Regulation) is situated in its jurisdiction of incorporation and it has no “establishment” (as that term is used in article 2(10) of the Regulation) in any other jurisdiction.~~

~~6.15 Post-Closing Covenants.~~

~~(a) Insurance Endorsements. Quantum shall deliver to Agent, on or prior to the date that is 10 Business Days following the Closing Date (or such later date as Agent shall agree), appropriate loss payable endorsements, as required by Section 6.6(a)(v)(B) of this Agreement.~~

~~(b) Blocked Accounts. Quantum shall deliver to Agent, on or prior to the date that is 15 Business Days following the Closing Date (or such later date as Agent shall agree) in form and substance reasonably satisfactory to Agent, a Control Agreement among Quantum, Agent, Revolving Loan Agent and PNC, with respect to each of the Blocked Accounts and each of the other Depository Accounts of the Loan Parties (other than Excluded Accounts) maintained at PNC, duly authorized, executed and delivered by Quantum, Agent, Revolving Loan Agent and PNC.~~

~~(c) Lien Waiver Agreements. Quantum shall use commercially reasonable efforts to deliver to Agent, on or prior to the date that is 15 Business Days following the Closing Date (or such later date as Agent shall agree) (i) a Lien Waiver Agreement from the owner or lessor of the chief executive office of Quantum and (ii) Lien Waiver Agreements from the owners or lessors of all of the other premises leased by Quantum listed on Schedule 4.4 hereto and all of the warehouses and other locations used by Quantum listed on Schedule 4.4 hereto in which Equipment and Inventory having a value in excess of $1,000,000 is located.~~

~~(d) Stock Certificates. Quantum shall deliver to Agent, on or prior to the date that is 5 Business Days following the Closing Date (or such later date as Agent shall agree), originals of stock certificates representing 100% (or 65%, as applicable) of the Equity Interests of each Subsidiary of Quantum (to the extent constituting Collateral), together with stock powers executed in blank.~~

~~(e) Assignment of Trademark. Quantum shall deliver to Agent, on or prior to the date that is 120 days following the Closing Date (or such later date as Agent shall agree), evidence of the filing with the United States Patent and Trademark Office of trademark maintenance documents sufficient to establish the ownership of Borrowing Agent (or another Loan Party) of those certain trademarks with registration numbers 3524111, 3524132, 3524133, 4227061, and 4432980~~

6.13 [Reserved].

6.14 [Reserved].

6.15 [Reserved].

6.16 Board Observation Rights. Quantum shall permit one authorized representative of the Lenders to attend and participate (in the capacity of a non-voting observer) in all meetings of its Board of Directors (the “Quantum Board”), whether in person, by telephone, or otherwise. Quantum shall provide such representative the same notice of all such meetings and copies of all such meeting materials distributed to members of the Quantum Board concurrently with provision of such notice and materials to the Quantum Board; provided, however, that such representative (i) shall hold all information and materials disclosed or delivered to such representative in confidence in accordance with but subject to the provisions of Section 16.15 and (ii) may be excluded from access to any material or meeting or portion thereof if (A) the Quantum Board determines in good faith, with advice from legal counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege or if such representative’s access or attendance could materially and adversely affect the Quantum Board’s fiduciary duties or (B) such material relates to, or such meeting or portion thereof involves discussions regarding, the refinancing or restructuring of, or interpretation of any legal matter regarding, the Loans or an executive session of the Quantum Board. The Loan Parties shall pay such representative’s reasonable and documented out-of-pocket expenses (including, without limitation, the cost of airfare, meals and lodging) in connection with such representative’s attendance at such meetings to the extent consistent with Quantum’s policies of reimbursing directors generally for such expenses. If it is proposed that any action be taken by written consent in lieu of a meeting of the Quantum Board, Quantum shall provide such representative a copy of the written consent at the time such written consent is distributed to members of the Quantum Board. The representative shall be free to contact the members of the Quantum Board and discuss the proposed written consent.

6.17 LTO Program.

(a) Ensure that (i) all of the rights and interests under, in and to the LTO Program, the Recurring Royalty Revenue, all Format Development Agreements and any other contracts related to the foregoing, and (ii) all Intellectual Property necessary to, and primarily used in, the LTO Program, are owned by, in the name of and registered under, as applicable, LTO Subsidiary; and

(b) Upon the occurrence of any Default or Event of Default, and at the reasonable request of Agent (acting at the direction of the Required Lenders), promptly transfer to LTO Subsidiary any additional rights or interests relating to the LTO Program, including without limitation any Intellectual Property used in the LTO Program and any employees engaged in work relating to, or servicing, the LTO Program.

~~6.18 New Board Member. On or before June 6, 2024, cause the Quantum Board to approve a resolution in form and substance reasonably acceptable to the Agent and Required Lenders appointing (to the extent not prohibited by Applicable Law) a new member to the Quantum Board, which member shall be an independent director selected by the Quantum Board in consultation with and acceptable to the Agent and Required Lenders in their sole discretion (the “New Member”). The New Member shall have the right to attend and receive all materials distributed for or at all meetings (telephonic or otherwise) of the Quantum Board and otherwise benefit from rights that are customary for independent directors of public companies of this type. The New Member will be notified of all meetings consistent with Quantum’s Bylaws and concurrently with the other members of the Quantum Board. The New Member shall participate in Quantum’s Non-Employee Director Compensation program for non-employee directors (or receive such other compensation as agreed to by such New Member and Quantum) and have reasonable and documented out-of-pocket costs and expenses incurred in connection with participation in meetings of the Quantum Board reimbursed by Quantum in accordance with Quantum’s expense reimbursement policies applicable to the Quantum Board. The Loan Parties shall not modify the resolutions providing for the appointment and authority of the New Member until the earlier of (i) Payment in Full of the Obligations, (ii) Payment in Full (including by way of assignment of transfer) of the Obligations of each Lender that is an affiliate of, or a fund controlled or managed by, Blue Torch Capital LP or any of its affiliates (such Lenders, the “Blue Torch Lenders”), or (iii) such earlier date agreed to by the Agent and Required Lenders in their sole discretion (such date, the “Blue Torch Takeout Date”). Upon the Blue~~

~~Torch Takeout Date, any New Member that has been appointed pursuant to this paragraph shall tender his/her resignation and the Blue Torch Lenders hereby agree to cooperate with Quantum to implement such resignation in advance of any such Blue Torch Takeout Date, including but not limited to having the New Member agree in advance of being appointed to the Quantum Board to resign under such circumstances in accordance with this paragraph.~~

6.18 [Reserved].

6.19 Chief Restructuring Officer ~~and Chief Operating Officer~~.

(a) ~~Promptly after the date hereof, Quantum shall (i) use reasonable efforts to either (A) procure the resignation of Suvendu Pal as Chief Restructuring Officer (“CRO”) of Quantum and its Subsidiaries with immediate effect or (B) terminate the Current CRO Engagement Letter (as defined below) in accordance with the terms thereof, and (ii) appoint Charles Hale, President of Hale Global, to serve as the sole CRO for Quantum and its Subsidiaries with all of the duties, rights and powers customary for such an office, pursuant to a customary engagement letter reasonably acceptable to the Required Lenders and Quantum (the “New CRO Engagement Letter”), containing a scope of services substantially similar to those set forth in the engagement letter pursuant to which the existing CRO was originally appointed as CRO (the “Current CRO Engagement Letter”) or otherwise reasonably acceptable to the Required Lenders and Quantum.~~ From and after the Fifteenth Amendment Effective Date and until such time as the Loans held by the Dialectic Lender on the Fifteenth Amendment Effective Date are Paid in Full, retain Charles Hale (or another Person reasonably acceptable to Quantum and the Dialectic Lender) as Chief Restructuring Officer (“CRO”), to evaluate cost savings initiatives and achieve positive EBITDA for Quantum and its Subsidiaries, on a consolidated basis, commencing with the fiscal quarter ended December 31, 2025 (calculated on a quarterly basis in accordance with the definition of “Additional Reporting Triggering Event”), with economic terms for such employment as are reasonably acceptable to Quantum and the Required Term Creditors (it being understood that (x) the economic terms in effect on the Fifteenth Amendment Effective Date are acceptable to the Required Term Creditors and (y) at the discretion of Quantum, such economic terms may include equity-based compensation).

(b) ~~From and after the effectiveness of the New CRO Engagement Letter, Quantum shall (i) without the prior written consent of the Required Lenders, refrain from taking any actions to terminate the New CRO Engagement Letter during the term of the Credit Agreement, (ii) not amend, restate, supplement, or otherwise modify the New CRO Engagement Letter or the terms or the scope of the CRO’s engagement or services under the New CRO Engagement Letter without the prior written consent of the Required Lenders, and (iii) within three (3) Business Days after the occurrence thereof, notify the Required Lenders in the event that any Loan Party receives notice of resignation from the CRO or the CRO is unable to perform his duties as CRO due to death, disability, or incapacity.~~Notwithstanding the foregoing, the occurrence of an Additional Reporting Triggering Event shall not cause a Default or Event of Default hereunder or under any Other Document, so long as (i) Charles Hale (or another Person reasonably acceptable to Quantum and the Dialectic Lender) continues to be retained by Quantum as CRO and (ii) Quantum is working in good faith with such CRO to achieve cost savings and positive quarterly EBITDA for Quantum and its Subsidiaries, on a consolidated basis (calculated on a quarterly basis in accordance with the definition of “Additional Reporting Triggering Event”).

(c) Upon the occurrence of any Additional Reporting Triggering Event, for so long as the corresponding Additional Reporting Period is continuing, no later than forty-five (45) days after the beginning of each fiscal quarter that occurs during such Additional Reporting Period, the Borrowing Agent shall furnish the Lenders with a quarterly operating budget (a “Quarterly Operating Budget”) in form substantially consistent with the Initial Quarterly Operating Budget, which Quarterly Operating Budget shall be subject to the approval of (and may contain any revisions, adjustments or modifications which have been approved by) the board of directors of Quantum and the CRO (which approval shall not be unreasonably withheld, conditioned or delayed).

VII NEGATIVE COVENANTS.

No Loan Party nor any of its Subsidiaries shall, until the Payment in Full of the Obligations and the termination of this Agreement:

7.1 Merger, Consolidation, Acquisition and Sale of Assets.

(a) Enter into any merger, consolidation or other reorganization with or into any other Person, permit any other Person to consolidate with or merge with it, or acquire all or substantially all of the assets or Equity Interests of any Person, or of any division or line of business of any Person, except that:

(i) any Loan Party may merge, consolidate or reorganize with another Loan Party or a Subsidiary of a Loan Party or acquire the assets or Equity Interests of another Loan Party or a Subsidiary of a Loan Party so long as (A) in each case, Borrowing Agent shall provide Agent and Lenders with notice of such merger, consolidation, reorganization or acquisition within five (5) Business Days following the consummation thereof or, to the extent that such merger, consolidation, reorganization or acquisition does not affect the priority or perfection of Agent’s Liens, concurrently with the delivery of the monthly financial statements required to be delivered to Lenders pursuant to Section 9.9 hereof, (B) in connection with any merger, consolidation or reorganization to which Quantum is a party, Quantum must be the surviving entity of such merger, consolidation or reorganization, (C) in connection with any merger, consolidation or reorganization to which a Borrower is, and Quantum is not, a party, the surviving entity of such merger, consolidation or reorganization must be, or concurrently with the consummation of such merger, consolidation or reorganization become, a Borrower, (D) in connection with any merger, consolidation or reorganization to which a Guarantor is, and a Borrower is not, a party, the surviving entity of such merger, consolidation or reorganization must be, or concurrently with the consummation of such merger, consolidation or reorganization become, a Guarantor, and (E) Borrowing Agent shall deliver to Lenders true, correct and complete copies of all of the material agreements, documents and instruments related to such merger, consolidation, reorganization or acquisition concurrently with the delivery of the monthly financial statements required to be delivered to Lenders pursuant to Section 9.9 hereof; provided, that, for the avoidance of doubt, the surviving entity of any merger, consolidation or reorganization described in this subsection (i) must be a Loan Party,

(ii) any Subsidiary of a Loan Party that is not a Loan Party may merge, consolidate or reorganize with another Subsidiary of a Loan Party that is not a Loan Party or acquire the assets or Equity Interests of another Subsidiary of a Loan Party that is not a Loan Party so long as such Subsidiary shall deliver to Lenders true, correct and complete copies of all of the relevant agreement, documents and instruments evidencing such merger, consolidation or reorganization concurrently with the delivery of the monthly financial statements required to be delivered to Lenders pursuant to Section 9.9 hereof,

(iii) a Loan Party and any of its Subsidiaries may make Permitted Investments, and

(iv) a Loan Party may make Permitted Acquisitions;

(b) Dispose of any of its properties or assets, except for Permitted Dispositions; or

(c) Liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except for:

(i) the liquidation or dissolution of Immaterial Subsidiaries,

(ii) the liquidation or dissolution of a Borrower (other than Quantum) so long as all of the assets (including any interest in any Equity Interests) of such liquidating or dissolving Borrower are transferred to a Borrower that is not liquidating or dissolving,

(iii) the liquidation or dissolution of a Loan Party (other than a Borrower) or any of its wholly-owned Subsidiaries so long as all of the assets (including any interest in any Equity Interests) of such liquidating or dissolving Loan Party or Subsidiary are transferred to a Loan Party that is not liquidating or dissolving, and

(iv) the liquidation or dissolution of a Subsidiary of a Loan Party that is not a Loan Party so long as all of the assets of such liquidating or dissolving Subsidiary are transferred to a Loan Party or a Subsidiary of a Loan Party that is not liquidating or dissolving.

7.2 Creation of Liens. Create or suffer to exist any Lien upon or against any of its property or assets now owned or hereafter created or acquired, except Permitted Encumbrances.

7.3 Guarantees. Become liable upon the obligations or liabilities of any Person by assumption, endorsement or guaranty thereof or otherwise (other than to Lenders) except (a) the endorsement of checks in the Ordinary Course of Business, (b) as disclosed on Schedule 7.3 hereto, (c) unsecured guarantees incurred in the Ordinary Course of Business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations, (d) unsecured guarantees arising with respect to customary indemnification obligations to purchasers in connection with Permitted Dispositions, (e) guarantees with respect to other Permitted Indebtedness, to the extent that the Person that is obligated under such guaranty could have incurred such underlying Indebtedness, and (f) guarantees of operating leases and other obligations not constituting Indebtedness.

7.4 Investments. Purchase or acquire obligations or Equity Interests of, or any other interest in, any Person, other than Permitted Investments or, solely in the case of the Loan Parties, make any direct or indirect Investment in the form of a capital contribution or disposition of any Intellectual Property or any other asset material to the business of the Loan Parties in any Person that is not a Loan Party.

7.5 Loans. Make advances, loans or extensions of credit to any Person, including any Parent, Subsidiary or Affiliate, other than any advance, loan or extension of credit constituting a Permitted Investment.

7.6 ~~[Reserved]~~Senior Financing.~~.~~ From and after the Fifteenth Amendment Effective Date, except as contemplated by Section 4.3 of the Transaction Agreement, no Loan Party nor any of its Subsidiaries shall incur any Indebtedness for borrowed money that is secured by a Lien on any Collateral on a senior or pari passu basis with any Term Loan Tranche that is outstanding on the Fifteenth Amendment Effective Date, without the written consent of the Required Tranche Lenders with respect to such Term Loan Tranche (except (x) as otherwise permitted under this Agreement as in effect on the Fifteenth Amendment Effective Date (or as amended, restated, refinanced or otherwise modified from time to time to the extent not prohibited by the Intercreditor Agreement) or (y) in connection with a “debtor in possession” financing (or any similar financing arrangement in an insolvency proceeding in a non-U.S. jurisdiction) that is consented to by the Required Lenders) (such Indebtedness, “Senior Financing”).

7.7 Restricted Payments. Declare, pay or make any Restricted Payment, except that:

(a) Quantum may make Restricted Payments to former employees, officers or directors of Quantum (or any spouses, ex-spouses or estates of any of the foregoing) on account of redemptions of Equity Interests of Quantum held by such Persons, provided that (i) such Restricted Payments are permitted by Applicable Law; (ii) no Event of Default or Default shall have occurred or would occur after giving pro forma effect to any such Restricted Payment; and (iii) the aggregate amount of all such Restricted Payments (whether in exchange for cash or the issuance of Indebtedness permitted pursuant to clause (l) of the definition of “Permitted Indebtedness”) during the term of this Agreement shall not exceed $1,000,000;

(b) Quantum may make Restricted Payments to former employees, officers or directors of Quantum (or any spouses, ex-spouses or estates of any of the foregoing), solely in the form of forgiveness of Indebtedness of such Persons owing to Quantum on account of repurchases of the Equity Interests of Quantum held by such Persons; provided (i) such Restricted Payments are permitted by Applicable Law; (ii) no Event of Default or Default shall have occurred or would occur after giving pro forma effect to any such Restricted Payment; and (iii) such Indebtedness was incurred by such Persons solely to acquire Equity Interests of Quantum;

(c) Quantum may exchange Qualified Equity Interests for other Qualified Equity Interests in a cashless exchange (other than with respect to any cash payments made in exchange for fractional shares); provided that (i) such exchange is permitted by Applicable Law; and (ii) no Event of Default or Default shall have occurred or would occur after giving pro forma effect to such exchange; and

(d) a Subsidiary of Quantum may make Restricted Payments to Quantum or any other Loan Party and a Subsidiary of Quantum that is not a Loan Party may make Restricted Payments to another Subsidiary of Quantum that is not a Loan Party; provided that, in each case such Restricted Payment is permitted by Applicable Law; and

(e) Quantum may make payments or distributions in respect of the Dialectic Convertible Notes.

7.8 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness other than Permitted Indebtedness.

7.9 Nature of Business. Substantially change the nature of the business in which it is presently engaged, nor except as specifically permitted hereby purchase or invest, directly or indirectly, in any assets or property other than in the Ordinary Course of Business for assets or property which are useful in, necessary for and are to be used in its business as presently conducted; provided, that the foregoing shall not prevent Borrowers and their Subsidiaries from engaging in any business that is reasonably related or ancillary to its or their business or is a reasonable extension of its or their business.

7.10 Transactions with Affiliates. Directly or indirectly, purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise enter into any transaction or deal with, any Affiliate, except for:

(a) transactions (other than the payment of management, consulting, monitoring or advisory fees) between any Loan Party or its Subsidiaries, on the one hand, and any Affiliate of such Loan Party or Subsidiary, on the other hand, so long as (i) if such transactions involve one or more payments by such Loan Party or Subsidiary in excess of $5,000,000 for any single transaction or series of related transactions, such transactions are fully disclosed to Lenders prior to the consummation thereof, and (ii) such transactions are no less favorable, taken as a whole, to the Loan Parties and their Subsidiaries than would be obtained in an arm’s length transaction with a non-Affiliate;

(b) any indemnity provided for the benefit of directors (or comparable managers) of such Loan Party or its applicable Subsidiary, so long as such indemnity has been approved by the board of directors of such Loan Party or Subsidiary in accordance with Applicable Law;

(c) the payment of reasonable compensation, severance or employee benefit arrangements to employees, officers and outside directors of such Loan Party or its Subsidiaries in the Ordinary Course of Business and consistent with industry practice, so long as such payment has been approved by the board of directors of such Loan Party or Subsidiary in accordance with Applicable Law;

(d) transactions permitted by Section 7.1 or Section 7.7 hereof;

(e) transactions pursuant to, and made in accordance with, the Transfer Pricing Program;

(f) Permitted Intercompany Advances;

(g) transactions permitted under clause (j) of the definition of “Permitted Dispositions”;

(h) Investments permitted under clauses (h) and (n) of the definition of “Permitted Investments”; ~~and~~

(i) Indebtedness owing to Affiliates permitted under clause (l) of the definition of “Permitted Indebtedness” or loans or advances to Affiliates permitted under clause (j) of the definition of “Permitted Investments”; and

(j) after the Fifteenth Amendment Effective Date, transactions in connection with the Dialectic Convertible Notes Documents among Quantum or any of its Subsidiaries, on the one hand, and Dialectic (or any of its Affiliates) on the other hand.

7.11 Subsidiaries.

(a) Form any Subsidiary unless: (i) if such Subsidiary is either a Foreign Subsidiary or an Immaterial Subsidiary, Borrowing Agent provides Agent with written notice of the formation of such Subsidiary and, if requested by the Required Lenders, true, correct and complete copies of the Organizational Documents of such Subsidiary and all of the material agreements, documents and instruments related to such formation concurrently with the delivery of the monthly financial statements required to be delivered to Lenders pursuant to Section 9.9 hereof with respect to the month in which such formation occurs, (ii) if such Subsidiary is not a Foreign Subsidiary or an Immaterial Subsidiary, (A) Borrowing Agent provides Agent with written notice of the formation of such Subsidiary and, if requested by the Required Lenders, true, correct and complete copies of the Organizational Documents of such Subsidiary and all of the material agreements, documents and instruments related to such formation within fifteen (15) Business Days following the date of such formation, and (B) such Subsidiary (x) expressly joins in this Agreement as a Borrower or a Guarantor and becomes jointly and severally liable for the obligations of the Loan Parties hereunder and under the Other Documents, (y) executes a joinder to this Agreement and/or a Guaranty and a Guarantor Security Agreement in favor of Agent and such Other Documents related thereto as Agent or the Required Lenders shall reasonably request in connection therewith and (z) if requested by the Required Lenders, provides a legal opinion in favor of Agent and Lenders with respect to matters similar to those covered in the legal opinion required under Section 8.1(n) that are applicable to such Subsidiary.

(b) Enter into any partnership, joint venture or similar arrangement which does not constitute a Permitted Investment.

(c) Permit any Immaterial Subsidiary to (i) own or generate any Receivables or Inventory, (ii) have revenues in any fiscal year in excess of $250,000 (other than, in the case of Quantum International, revenue generated through foreign branch offices pursuant to the Transfer Pricing Program) or (iii) receive or generate any royalty revenue, unless Borrowing Agent causes such Immaterial Subsidiary to become a Borrower or a Guarantor hereunder and under the Other Documents by providing to Agent and Lenders the agreements, documents and instruments required to be delivered pursuant to Section 7.11(a)(ii) hereof (except as required by GAAP).

7.12 Fiscal Year and Accounting Changes. Change its fiscal year from March 31 or make any change to its method of accounting.

7.13 Amendment of Organizational Documents.

(a) Change (i) its legal name or its form of legal entity (e.g., converting from a corporation to a limited liability company or vice versa) without providing Agent and Lenders with (A) written notice of such change within five (5) Business Days following such change, and (B) true, correct and complete copies of all of the agreements, documents and instruments related to such name change and any documents necessary or reasonably requested by Agent or Required Lenders to maintain Agent’s Lien on the Collateral of such Loan Party, or (ii) its jurisdiction of organization or become (or attempt or purport to become) organized in more than one jurisdiction.

(b) Amend, modify or waive any term or material provision of its Organizational Documents if the effect thereof, either individually or in the aggregate, could reasonably be expected to be materially adverse to the interests of Agent and the Lenders; provided, that such Loan Party shall provide Lenders with true, correct and complete copies of any amendment, modification or waiver concurrently with the delivery of the monthly financial statements required to be delivered to Lenders pursuant to Section 9.9 hereof with respect to the month in which such amendment, modification or waiver occurs.

7.14 Compliance with ERISA. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (a) (x) maintain, or permit any member of the Controlled Group to maintain, or (y) become obligated to contribute to, or permit any member of the Controlled Group to become obligated to contribute to, any Pension Benefit Plan or Multiemployer Plan, other than those Pension Benefit Plans or Multiemployer Plans disclosed on Schedule 5.8(e) hereto, (b) engage, or permit any member of the Controlled Group to engage, in any non-exempt “prohibited transaction” in respect of a Pension Benefit Plan or Multiemployer Plan, as that term is defined in Section 406 of ERISA or Section 4975 of the Code, (c) terminate, or permit any member of the Controlled Group to terminate, any Pension Benefit Plan where such event could reasonably be expected to result in any liability of any Loan Party or any member of the Controlled Group or the imposition of a lien on the property of any Loan Party or any member of the Controlled Group pursuant to Section 4068 of ERISA, (d) incur, or permit any member of the Controlled Group to incur, any withdrawal liability to any Multiemployer Plan; (e) fail promptly to notify Lenders of the occurrence of any Termination Event of which any Loan Party has actual knowledge or has reason to know, (f) fail to comply, or permit any member of the Controlled Group to fail to comply, with the requirements of ERISA or the Code or other Applicable Laws in respect of any Plan, (g) fail to meet, permit any member of the Controlled Group to fail to meet, or permit any Plan to fail to meet all minimum funding requirements under ERISA and the Code, without regard to any waivers or variances, or postpone or delay or allow any member of the Controlled Group to postpone or delay any funding requirement with respect to any Plan, or (h) cause, or permit any member of the Controlled Group to cause, a representation or warranty in Section 5.8(e) hereof to cease to be true and correct.

7.15 Prepayment of Indebtedness. At any time, directly or indirectly, prepay any Indebtedness, or repurchase, redeem, retire or otherwise acquire any Indebtedness of any Loan Party, prior to the scheduled maturity thereof, except:

(a) Borrowers may prepay the Obligations to the extent permitted hereunder;

(b) ~~subject to the terms of the Intercreditor Agreement,~~ Borrowers may make ~~mandatory prepayments~~payments required to be made by them in respect ~~of~~to the ~~Revolving Loan Indebtedness~~Dialectic Convertible Notes pursuant to ~~Sections 2.20(a) and 2.20(b) of the Revolving Loan Agreement~~the Convertible Notes Documents, or otherwise in connection with the Dialectic Convertible Notes Exchange;

(c) ~~Borrowers may make voluntary commitment reductions with respect to the Revolving Loan Indebtedness pursuant to Section 2.20(c) of the Revolving Loan Agreement and voluntary prepayments in respect of the Revolving Loan Indebtedness pursuant to Section 2.20(d) of the Revolving Loan Agreement~~[reserved];

(d) any Loan Party and its Subsidiaries may prepay, repurchase, redeem, retire or otherwise acquire any Indebtedness described in clauses (c), (f), (g), (h), (k), (l), (m), (n), (o), (p), (r) and (t) (but solely with respect to a refinancing of Revolving Loan Indebtedness) of the definition of “Permitted Indebtedness”; provided that, in connection with any prepayment, repurchase, redemption, retirement or other acquisition of Indebtedness described in clause (f) of the definition of “Permitted Indebtedness”, (i) on the date of any such prepayment, repurchase, redemption, retirement or other acquisition and after giving effect thereto, (A) no Event of Default shall exist or shall have occurred and be continuing; and (B) ~~Quantum and its Subsidiaries, on a consolidated basis, are projected to be in compliance with each of the financial covenants set forth in Section 6.5 hereof for the four (4) fiscal quarter period ended one year after the proposed date of such payment~~[reserved]; and (ii) all of the applicable subordination provisions (or the conditions set forth in the applicable Subordination Agreement) related to such Indebtedness shall have been satisfied;

(e) Quantum may make payments in exchange for fractional shares in connection with the conversion of any Indebtedness that has been contractually subordinated in right of payment to the Obligations, in an otherwise cashless exchange (with cash payment made in exchange for fractional shares) into Qualified Equity Interests so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom; ~~and~~

(f) any Loan Party may prepay COVID-19 Debt and any and all obligations thereunder, in each case, to the extent required by any Applicable Law or the documents governing such COVID-19 Debt; and

(g) Quantum may make any payments required to be made by it in respect to the Convertible Notes pursuant to the Convertible Notes Documents.

7.16 Amendments to Certain Documents . Enter into any amendment, waiver or modification of (i) any of the ~~Revolving Loan~~Convertible Notes Documents (x) in a manner that would violate the terms of the Intercreditor Agreement, or (y) pursuant to which any Loan Party or a Subsidiary thereof is required to pay any amendment fees, consent fees, or any other fees or economics similar to the foregoing, in each case, to waive any “Default” or “Event of Default” under (and as such terms are defined in) the Dialectic Convertible Notes Indenture, or to otherwise amend Section 4.16 of the Dialectic Convertible Notes Indenture, in each case under this clause (y), due to a breach of the minimum Liquidity covenant set forth in Section 4.16 of the Dialectic Convertible Notes Indenture, unless such amendment fees, consent fees, or other fees or economics are also added hereunder for the benefit of the Lenders under the OC III Senior Term Loans; or (ii) any of the terms of any Subordinated Indebtedness, other than any such amendment, waiver, or modification which is not, and could not reasonably be expected to be, materially adverse to the interests of the Lenders.

7.17 LTO Subsidiary as a Special Purpose Vehicle. Permit LTO Subsidiary to incur any Indebtedness other than (a) the Obligations, (b) ~~the Revolving Loan~~Indebtedness permitted under clause (w) of the definition of “Permitted Indebtedness” and (c) liabilities arising in connection with the LTO Program in the ordinary course of business.

7.18 Hedging Agreements. Enter into any Interest Rate Hedge or Foreign Currency Hedge, other than for non-speculative purposes.

VIII CONDITIONS PRECEDENT.

8.1 Conditions to Initial Loans . The agreement of Lenders to make the Initial Term Loan on the Closing Date is subject to the satisfaction, or waiver by the Lenders, immediately prior to or concurrently with the making of the Initial Term Loan, of the following conditions precedent ~~(except as otherwise set forth in Section 6.15)~~:

(a) Executed Documents. (i) Agent and Lenders shall have received this Agreement and each of the Other Documents (other than the Notes), in form and substance satisfactory to Agent and Lenders, in each case duly authorized, executed and delivered by the Loan Parties and any other Person party thereto, and (ii) each Lender shall have received a Note, in form and substance satisfactory to such Lender, duly authorized, executed and delivered by Borrowers in favor of each Lender that has requested a Note at least two Business Days prior to the Closing Date;

(b) Intercreditor Agreement. Agent and Lenders shall have received, in form and substance reasonably satisfactory to Agent and Lenders, the Intercreditor Agreement, duly authorized, executed and delivered by Revolving Loan Agent, Agent and acknowledged by the Loan Parties;

(c) Stock Certificates. Agent shall have received originals of stock certificates representing 100% (or 65%, as applicable) of the Equity Interests of each Subsidiary of Quantum (to the extent constituting Collateral), together with stock powers executed in blank.

(d) Financial Condition Certificate. Lenders shall have received an executed Financial Condition Certificate in the form of Exhibit 8.1(d) attached hereto.

(e) Closing Certificate. Agent and Lenders shall have received a closing certificate signed by the Chief Financial Officer of Borrowing Agent dated as of the Closing Date, stating that (i) all representations and warranties set forth in this Agreement and the Other Documents are true and correct in all material respects on and as of such date; provided that any representation and warranty that is qualified by “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects, (ii) on such date no Default or Event of Default has occurred or is continuing and (iii) the conditions set forth in Section 8.1(i) and 8.1(v) have been satisfied;

(f) W-9. Agent shall have received a duly completed W-9 (or other applicable IRS tax form) of each Loan Party;

(g) [Reserved].

(h) No Contingent Liabilities. Loan Parties shall have no material contingent liabilities other than those disclosed to Lenders prior to the Closing Date;

(i) Liquidity; Leverage. On the Closing Date, immediately after giving pro forma effect to the Transactions on, (x) Liquidity shall be at least $10,000,000 and (y) the Total Net Leverage Ratio shall not exceed 4.25:1.00;

(j) Revolving Loan Documents. Lenders shall have received true, correct and complete copies of the Revolving Loan Agreement and any other Revolving Loan Documents reasonably requested by the Agent, all of which shall be in form and substance reasonably satisfactory to Lenders, duly authorized, executed and delivered by the parties thereto and (to the extent applicable) in effect on the Closing Date;

(k) Filings, Registrations and Recordings. Agent and Lenders shall have received each document (including any Uniform Commercial Code financing statement and Uniform Commercial Code termination statement) required by this Agreement, any of the Other Documents or under Applicable Law or reasonably requested by Agent or Lenders to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral, and each such document shall have been properly filed, registered or recorded (or arrangements reasonably satisfactory to Required Lenders for such filing, registration or recording shall have been made) in each jurisdiction in which the filing, registration or recordation thereof is so required or requested;

(l) Payoff. Agent and Lenders shall have received, in form and substance reasonably satisfactory to Lenders:

(i) a payoff letter from Existing Agent providing that, among other things, all of the Indebtedness of the Loan Parties under the Existing Loan Documents has been paid and satisfied in full and all Liens granted to Existing Agent have been released;

(ii) that certain Notice of Termination of Amended and Restated Deposit Account Control Agreement (Springing Account), dated as of the Closing Date, and duly executed by Existing Agent;

(iii) that certain Notice of Termination of Amended and Restated Deposit Account Control Agreement (Hard Agreement), dated as of the Closing Date, and duly executed by Existing Agent;

(iv) That certain Notice of Termination of Landlord’s Waiver and Consent, dated as of the Closing Date, and duly executed by the Existing Agent;

(v) That certain Notice of Termination of Inventory Agreement, dated as of the Closing Date, and duly executed by the Existing Agent;

(vi) That certain Notice of Termination of Bailee Agreement, dated as of the Closing Date, and duly executed by the Existing Agent;

(vii) Uniform Commercial Code termination statements for all Uniform Commercial Code financing statements filed by the Existing Agent and covering any portion of the Collateral;

(viii) That certain Release of Security Interest in Patents, dated as of the Closing Date, and duly executed by the Existing Agent;

(ix) That certain Release of Security Interest in Copyrights, dated as of the Closing Date, and duly executed by the Existing Agent;

(x) That certain Release of Security Interest in Trademarks, dated as of the Closing Date, and duly executed by the Existing Agent;

(xi) That certain Release Agreement of that certain Account Pledge Agreement regarding the Swiss Blocked Accounts, dated as of the Closing Date, and duly executed by Borrowing Agent and the Existing Agent; and

(xii) A release of each UK debenture and share charge in favor of the Existing Agent.

(m) Secretary’s Certificates, Authorizing Resolutions and Good Standing Certificates. Agent and Lenders shall have received, in form and substance reasonably satisfactory to Lenders, a certificate of the Secretary or Assistant Secretary (or other equivalent officer or manager) of each Loan Party (other than a UK Loan Party) dated as of the Closing Date which shall certify (i) copies of resolutions, in form and substance reasonably satisfactory to Lenders, of the board of directors (or other equivalent governing body or member) of such Loan Party authorizing (x) the execution, delivery and performance of this Agreement and the Other Documents to which such Loan Party is a party (including authorization of the incurrence of Indebtedness and the borrowing of the Loans), and (y) the granting by such Loan Party of the security interests in and liens upon the Collateral to secure all of the joint and several Obligations of the Loan Parties (and such certificate shall state that such resolutions have not been amended, modified, revoked or rescinded as of the date of such certificate), (ii) the incumbency and signature of the officers of such Loan Party authorized to execute this Agreement and the Other Documents, (iii) copies of the Organizational Documents of such Loan Party as in effect on such date, complete with all amendments thereto, and (iv) the good standing (or equivalent status) of such Loan Party in its jurisdiction of organization and each other jurisdiction in which the failure to be duly qualified or licensed could reasonably be expected to have a Material Adverse Effect, as evidenced by good standing certificates (or the equivalent thereof issued by any applicable jurisdiction) dated not more than thirty (30) days prior to the Closing Date, issued by the Secretary of State or other appropriate official of each such jurisdiction;

(n) UK Director’s Certificate and Attachments. Agent and Lenders shall have received, in form and substance reasonably satisfactory to Lenders, a certificate of a director of each UK Loan Party dated as of the Closing Date which shall certify (i) copies of resolutions, in form and substance reasonably satisfactory to Lenders, of the board of directors of such Loan Party authorizing (x) the execution, delivery and performance of this Agreement and the Other Documents to which such Loan Party is a party (including authorization of the incurrence of Indebtedness and the borrowing of the Loans), and (y) the granting by such Loan Party of the security interests in and liens upon the Collateral to secure all of the joint and several Obligations of the Loan Parties (and such certificate shall state that such resolutions have not been amended, modified, revoked or rescinded as of the date of such certificate), (ii) the incumbency and signature of the officers of such Loan Party authorized to execute this Agreement and the Other Documents, (iii) copies of the Organizational Documents of such Loan Party as in effect on such date, complete with all amendments thereto, and (iv) the PSC Register of each such Loan Party whose share capital is subject to security created under any UK Security Document.

(o) Legal Opinion. Agent and Lenders shall have received, in form and substance reasonably satisfactory to Agent and Lenders, executed legal opinion(s) of counsel, which shall cover such matters incident to the Transactions as Agent and Lenders may reasonably require and each Loan Party hereby authorizes and directs such counsel to deliver each such opinion to Agent and Lenders;

(p) No Litigation. (i) No litigation, investigation or proceeding before or by any arbitrator or Governmental Body shall be continuing or threatened against any Loan Party or against the officers or directors of any Loan Party (A) in connection with this Agreement, the Other Documents, or any of the Transactions and which, in the reasonable opinion of the Required Lenders, is deemed material or (B) which could, in the reasonable opinion of the Required Lenders, have a Material Adverse Effect; and (ii) no injunction, writ, restraining order or other order of any nature materially adverse to any Loan Party or the conduct of its business or inconsistent with the due consummation of the Transactions shall have been issued by any Governmental Body;

(q) Fees and Expenses. Agent and Lenders shall have received all fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced at least one Business Day prior to the Closing Date, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, disbursements and other charges of counsel) required to be reimbursed or paid under this Agreement, the Fee Letter or any Other Document;

(r) [Reserved];

(s) Insurance. Lenders shall have received in form and substance reasonably satisfactory to Lenders, (i) evidence that adequate insurance, including without limitation, casualty insurance and liability insurance, required to be maintained under this Agreement is in full force and effect, and (ii) insurance certificates issued by the Loan Parties’ insurance broker containing such information regarding the Loan Parties’ casualty and liability insurance policies as Lenders shall reasonably request and naming Agent as an additional insured and/or lenders loss payee;

(t) Payment Instructions. Agent and Lenders shall have received written instructions from Borrowing Agent directing the application of proceeds of the Initial Term Loan made pursuant to this Agreement, including intended working capital recipients;

(u) Consents. Each Loan Party shall have obtained all Consents that are necessary in connection with the financing contemplated by this Agreement and the Other Documents and to maintain the benefit of Material Contracts and leases, and each of the foregoing shall be in full force and effect;

(v) No Material Adverse Change. Since March 31, 2021, there shall not have occurred any event, condition or state of facts which could reasonably be expected to have a Material Adverse Effect;

(w) Notice of Borrowing. Agent shall have received an executed Notice of Borrowing;

(x) Compliance with Laws. Lenders shall be reasonably satisfied that each Loan Party is in compliance with all pertinent federal, state, local or territorial regulations, including those with respect to the Federal Occupational Safety and Health Act, the Environmental Protection Act, ERISA and the Anti-Terrorism Laws;

(y) Bank Regulatory Information.

(i) At least five Business Days prior to the Closing Date, Agent and Lenders shall have received all documentation and other information required by bank regulatory authorities or reasonably requested by Agent or any Lender under or in respect of applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that was requested at least 10 Business Days prior to the Closing Date;

(ii) At least five Business Days prior to the Closing Date, if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver a Beneficial Ownership Certification to Agent and Lenders;

(z) Searches. Lenders shall have received the results of a recent lien, tax lien, judgment and litigation search in each of the jurisdictions or offices (including, without limitation, in the United States Patent and Trademark Office and the United States Copyright Office) in which UCC financing statement or other filings or recordations should be made to evidence or perfect security interests in all assets of the Loan Parties (or would have been made at any time during the five years immediately preceding the Closing Date to evidence or perfect Liens on any assets of the Loan Parties), and such search shall reveal no Liens or judgments on any of the assets of the Loan Parties, except for Permitted Encumbrances or Liens and judgments to be terminated on the Closing Date pursuant to documentation satisfactory to the Required Lenders;

(aa) Due Diligence. Lenders and their counsel shall have completed all tax, regulatory, accounting, and legal due diligence, including background checks, the results of which shall be satisfactory to Lenders in their sole discretion; and

(bb) Investment/Credit Committee Approval. Each Lender shall have received approval from its investment committee or credit committee, as the case may be, with respect to its Commitment to provide the Initial Term Loan.

(cc) Material Contracts. Lenders shall have received true and complete copies of all Material Contracts to which each Loan Party is a party or to which it or any of its properties is subject.

Each Lender that makes its initial extensions of credit under this Agreement shall be conclusively deemed to be satisfied with, or have waived, the conditions precedent set forth in this Section 8.1.

8.2 Conditions Precedent to Delayed Draw Term Loans. The obligation of any Delayed Draw Term Loan Lender to make any Delayed Draw Term Loans after the Tenth Amendment Effective Date is subject to the fulfillment (or waiver), in a manner reasonably satisfactory to the Agent, of each of the following conditions precedent:

(a) Payment of Fees, Etc. The Borrowers shall have paid all fees, costs, expenses and taxes then payable by the Borrowers pursuant to this Agreement and the Other Documents, including Section 3.3 and Section 16.9 hereof.

(b) Representations and Warranties; No Event of Default. The following statements shall be true and correct, and the submission by the Borrowing Agent, the CRO and the COO to the Agent of a Notice of Borrowing with respect to each such Delayed Draw Term Loan, and the Borrowers’ acceptance of the proceeds of such Delayed Draw Term Loan, shall each be deemed to be a representation and warranty by each Loan Party on the date of such Loan that: (i) each of the representations and warranties made by any Loan Party in the Credit Agreement and the Other Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) as if made on the date of the funding of such Delayed Draw Term Loan and after giving effect thereto, except to the extent that any such representation or warranty is made as of an earlier and/or specified date, in which case such representation or warranty shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) as of such earlier or specified date, (ii) at the time of and after giving effect to the making of such Loan and the application of the proceeds thereof, no Default or Event of Default has occurred and is continuing or would result from the making of the Delayed Draw Term Loan to be made on such date and (iii) the conditions set forth in this Section 8.2 have been satisfied as of the date of such request.

(c) Legality. The making of such Delayed Draw Term Loan shall not contravene any law, rule or regulation applicable to the Agent or any Delayed Draw Term Loan Lender.

(d) Notices. The Agent shall have received a Notice of Borrowing pursuant to Section 2.1(a)(vi) hereof.

~~(e) Approved Budget. Each Delayed Draw Term Loan will be requested and used in accordance with the Approved Budget.~~

IX INFORMATION AS TO BORROWERS.

Each Loan Party shall, or (except with respect to Section 9.11 hereof) shall cause Borrowing Agent on its behalf to, until the Payment in Full of the Obligations and the termination of this Agreement:

9.1 Lender Calls. If requested by Required Lenders, participate in ~~weekly~~monthly conference calls with the Lenders, such calls to be held at such time as may be agreed to by Borrowing Agent and Required Lenders.

9.2 Reports.

(a) ~~So long as the Revolving Credit Agreement is in effect, deliver to Lenders a copy of the following to the extent delivered to Revolving Loan Agent: (i) on or before the twentieth (20th) day of each month as of and for the prior month (or more frequently if required under the Revolving Loan Documents): (A) accounts receivable agings inclusive of reconciliations to the general ledger, (B) accounts payable schedules inclusive of reconciliations to the general ledger, (C) perpetual Inventory reports inclusive of reconciliations to the general ledger, (D) a detailed report summarizing all cash and Cash Equivalents of Quantum and its Subsidiaries (including an indication of which amounts constitute Qualified Cash and at which Blocked Account Banks such Qualified Cash is maintained), and (E) a Borrowing Base Certificate (which shall be calculated as of the last day of the prior month and which shall not be binding upon Agent or Lenders or restrictive of Agent’s or Lenders’ rights under this Agreement), and (ii) within forty-five (45) days after the end of each fiscal quarter, (A) a list of all Material Customers, and (B) a roll-forward of the production Inventory reserve~~[Reserved];

(b) commencing on the ~~first Wednesday~~fifth (5th) Business Day of each calendar month occurring after the ~~Tenth~~Fifteenth Amendment Effective Date ~~and on each Wednesday of every other week thereafter~~ (each such calendar month, a “Reporting Period”), deliver to the Agent and the Lenders (i) an updated rolling thirteen (13) week cash flow forecast (including costs and expenses of any professionals retained by the Loan Parties), commencing as of the first day of the Reporting Period in which it was delivered, prepared by Quantum and covering Quantum and its Subsidiaries on a consolidated basis, which cash flow forecast shall be in a form substantially similar to the Cash Flow Forecast delivered to the Agent on August 6, 2024 and prepared in good faith based upon assumptions which the Borrowers believe to be reasonable in light of the conditions existing at the time of delivery thereof (each, a “Cash Flow Forecast” and the initial cash flow forecast delivered to the Agent on August 6, 2024 being referred to herein as the “Initial Cash Flow Forecast”) and (ii) a variance report, showing the variances of the Cash Flow Forecast to the actual sources and uses and reconciling the most recent Cash Flow Forecast delivered to the Lenders to the actual sources and uses of cash for the Reporting Period (on an aggregate basis and, in the case of disbursements, on a line-by-line basis);

(c) promptly following the request of the Required Lenders, deliver to Lenders such other schedules, documents, reports and/or information regarding the Collateral or the financial condition of the Loan Parties and their Subsidiaries as the Required Lenders may reasonably request; and

(d) Agent (acting at the request of the Required Lenders) shall have the right to confirm and verify all Receivables by any manner and through any medium it considers advisable and do whatever it may deem reasonably necessary to protect its interests hereunder. The items to be provided under this Section 9.2 (other than Section 9.2(b)) are to be in form reasonably satisfactory to the Required Lenders and, if applicable, executed by each Loan Party and delivered to Lenders from time to time solely for Lenders’ convenience in maintaining records of the Collateral, and any Loan Party’s failure to deliver any of such items to Lenders shall not affect, terminate, modify or otherwise limit Agent’s Lien with respect to the Collateral. Unless otherwise agreed to by the Required Lenders, the items to be provided under this Section 9.2 shall be delivered to Lenders by the specific method of Approved Electronic Communication designated by the Required Lenders.

9.3 Environmental Reports.

(a) To the extent any Loan Party is not in material compliance with applicable Environmental Laws, such Loan Party shall furnish Lenders, concurrently with the delivery of the financial statements referred to in Section 9.7 hereof, with a certificate signed by an officer of Borrowing Agent setting forth with specificity all areas of non-compliance and the proposed action such Loan Party will implement in order to achieve full compliance.

(b) In the event any Loan Party receives notice of any Release or threat of Release of a reportable quantity of any Hazardous Materials at any of the Real Property owned or leased by any Loan Party (any such event being hereinafter referred to as a “Hazardous Discharge”) or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at any such Real Property, demand letter or complaint, order, citation, or other written notice with regard to any Hazardous Discharge or violation of Environmental Laws affecting such Real Property or any Loan Party’s interest therein or the operations or the business (any of the foregoing is referred to herein as an “Environmental Complaint”) from any Person, including any Governmental Body, then Borrowing Agent shall, within five (5) Business Days after such receipt, give written notice of same to Agent and Lenders detailing facts and circumstances of which any Loan Party is aware giving rise to the Hazardous Discharge or Environmental Complaint. Such information is to be provided to allow Agent to protect its security interest in and Lien on the Collateral and is not intended to create nor shall it create any obligation upon Agent or any Lender with respect thereto.

(c) Borrowing Agent shall, concurrently with the delivery of the monthly financial statements required to be delivered to Lenders pursuant to Section 9.9 hereof with respect to the period in which such copies, notification or demand letter are received, forward to Agent and Lenders copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Materials at any other site owned, operated or used by any Loan Party to manage of Hazardous Materials and shall continue to forward to Agent and Lenders, concurrently with the delivery of the monthly financial statements required to be delivered to Lenders pursuant to Section 9.9 hereof with respect to the period in which such correspondence is received, copies of all material correspondence received by any Loan Party from any Governmental Body regarding such claims until the claim is settled. Borrowing Agent shall promptly forward to Agent and Lenders copies of all documents and reports concerning a Hazardous Discharge or Environmental Complaint at any

Real Property owned or leased by any Loan Party, operations or business that any Loan Party is required to file under any Environmental Laws, in each case concurrently with the delivery of the monthly financial statements required to be delivered to Lenders pursuant to Section 9.9 hereof with respect to the period in which such filing occurred. Such information is to be provided solely to allow Agent to protect Agent’s security interest in and Lien on the Collateral.

9.4 Litigation. Notify Agent and Lenders in writing of any claim, litigation, suit or administrative proceeding affecting any Loan Party, whether or not the claim is covered by insurance, if the amount of damages claimed is in excess of $1,000,000 or if such claim, litigation, suit or proceeding could reasonably be expected to have a Material Adverse Effect, in each case, concurrently with the delivery of the monthly financial statements pursuant to Section 9.9 hereof with respect to the period in which any Loan Party becomes aware of such claim, litigation, suit or administrative proceeding.

9.5 Material Occurrences. (a) Promptly, but in any event within one (1) Business Day after such Loan Party has knowledge thereof, notify Agent and Lenders in writing upon the occurrence of any Default or Event of Default; and (b) promptly, but in any event within fifteen (15) Business Days after such Loan Party has knowledge thereof, notify Agent and Lenders in writing upon the occurrence of: (i) any default by any Loan Party which might result in the acceleration of the maturity of any Material Indebtedness, including the names and addresses of the holders of such Indebtedness with respect to which there is a default existing or with respect to which the maturity has been or could be accelerated, and the amount of such Indebtedness; (ii) any matter materially affecting the value, enforceability or collectability of any material portion of the Collateral; (iii) other development in the business or affairs of any Loan Party which could reasonably be expected to have a Material Adverse Effect and (iv) any change in the information provided in the Beneficial Ownership Certification delivered on behalf of any Borrower pursuant to this Agreement (if any) that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification (as previously updated pursuant to this Section 9.5); and (c) promptly, but in any event not later than concurrently with the delivery of the monthly financial statements required to be delivered to Lenders pursuant to Section 9.9 hereof with respect to the period in which such Loan Party has knowledge thereof, notify Agent and Lenders in writing upon the occurrence of: (i) any funding deficiency which, if not corrected as provided in Section 4971 of the Code, could subject any Loan Party or any member of the Controlled Group to a tax imposed by Section 4971 of the Code if such tax could reasonably be expected to result in a Material Adverse Effect; (ii) the receipt by any Loan Party of any notice from any Material Customer of its intent to either (x) terminate its relationship directly or indirectly with a Loan Party, or (y) materially and adversely modify any Material Contract involving such Loan Party; (iii) any material and adverse change in the relationship or arrangements within the LTO Consortium; (iv) any investigation, hearing, proceeding or other inquest by any Governmental Body into any Loan Party, or to the knowledge of Quantum, any Affiliate of any Loan Party with respect to Anti-Terrorism Laws; and (v) any lapse or other termination of any Consent issued to any Loan Party by any Governmental Body or any other Person that is material to the operation of any Loan Party’s business or any refusal by any Governmental Body or any other Person to renew or extend any such Consent to the extent any such refusal could reasonably be expected to have a Material Adverse Effect; and in each case as to clauses (a), (b) and (c) of this Section 9.5, describing the nature thereof and the action the Loan Parties propose to take with respect thereto.

9.6 ~~Government Receivables~~[Reserved]~~. To the extent provided to the Revolving Loan Agent, notify Agent and Lenders concurrently with the delivery of the financial statements required to be delivered to Lenders pursuant to Section 9.9 hereof if its Receivables in an aggregate amount in excess of $500,000 arise out of contracts between any Loan Party and the United States, any state, or any department, agency or instrumentality of any of them~~.

9.7 Annual Financial Statements. Furnish Lenders for each fiscal year, within ninety (90) days after the end of each fiscal year, audited financial statements of Quantum and its Subsidiaries, on a consolidated basis (which shall consist of a balance sheet and statements of income, stockholders’ equity and cash flow), from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP in all material respects, and in reasonable detail and audited by independent certified public accountants reasonably acceptable to the Required Lenders (the “Accountants”) and, except (x) with respect to the audited financial statements for the fiscal year ended March 31, 2024 or (y) to the extent permitted by Section 1.1 hereof, certified without qualification; provided, that the foregoing is subject to the proviso set forth in Section 6.9 hereof. The reports described in this Section shall be accompanied by a Compliance Certificate.

9.8 Quarterly Financial Statements. Furnish Lenders within (i) forty-five (45) days after the end of each fiscal quarter of each fiscal year (commencing with the first fiscal quarter ending after the Closing Date), (a) an unaudited balance sheet of Quantum and its Subsidiaries, on a consolidated and consolidating basis, and unaudited statements of income, stockholders’ equity and cash flow of Quantum and its Subsidiaries, on a consolidated and consolidating basis, reflecting results of operations from the beginning of the fiscal year to the end of such fiscal quarter and for such fiscal quarter, all prepared in accordance with GAAP in all material respects, subject to normal and year-end adjustments that individually and in the aggregate are not material to the business operations of Quantum and its Subsidiaries and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year and (b) a written statement of management of Quantum setting forth a discussion of the financial condition, changes in financial condition and results of operations of Quantum and its Subsidiaries, and (ii) five (5) Business Days after the end of the fiscal quarter ended June 30, 2024, an unaudited balance sheet and unaudited statement of income of Quantum and its Subsidiaries, on a consolidated and consolidating basis, for such fiscal quarter, all prepared in accordance with GAAP in all material respects, subject to normal and year-end adjustments that individually and in the aggregate are not material to the business operations of Quantum and its Subsidiaries; provided, that each of the foregoing is subject to the proviso set forth in Section 6.9 hereof. The reports described in clause (i) of this Section shall be accompanied by a Compliance Certificate. The financial information described in clause (ii) of this Section shall be accompanied by a certificate containing a calculation of Total Net Leverage Ratio for Quantum and its Subsidiaries, on a consolidated basis, as of June 30, 2024, which calculation may use an estimated EBITDA (to the extent such estimate is calculated in a manner consistent with prior calculations of EBITDA as reflected in the most recent Compliance Certificate delivered by the Loan Parties), and such financial information and calculation may be used by the Agent and Required Lenders in determining compliance with Section 6.05(c) for the Fiscal Quarter ending June 30, 2024.

9.9 Monthly Financial Statements. Furnish Lenders within thirty (30) days after the end of each month (or within forty-five (45) days after the end of the months of March, June, September and December), an unaudited balance sheet of Quantum and its Subsidiaries, on a consolidated and consolidating basis, and unaudited statements of income and cash flow of Quantum and its Subsidiaries, on a consolidated and consolidating basis, reflecting results of operations from the beginning of the fiscal year to the end of such month and for such month, all (other than the statements of cash flow) prepared in accordance with GAAP in all material respects, subject to normal and year-end adjustments that individually and in the aggregate are not material to the business operations of Quantum and its Subsidiaries and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year; provided, that the foregoing is subject to the proviso set forth in Section 6.9 hereof. The reports described in this Section shall be accompanied by a Compliance Certificate.

9.10 Other Reports. Furnish Lenders, (a) if and when filed by Quantum, all Form 10-Q quarterly reports, Form 10-K annual reports, Form 8-K current reports and any other reports filed by Quantum with the SEC, and (b) copies of any reports or other information provided by Quantum to its shareholders generally. Any report to be furnished pursuant to this Section 9.10 shall be deemed to have been furnished on the date on which Quantum has filed such report with the SEC and is available on the EDGAR website on the Internet at www.sec.gov or any successor government website that is freely and readily available to Lenders without charge; provided that, notwithstanding the foregoing, Borrowing Agent shall deliver to any Lender who requests paper or electronic copies of any such report to be furnished pursuant to this Section 9.10 if such Lender requests that Borrowing Agent furnish such paper or electronic copies until written notice to cease delivering such paper or electronic copies is given by such Lender to Borrowing Agent.

9.11 Additional Information. Furnish Lenders with such additional information as the Required Lenders shall reasonably request in order to enable Lenders to determine whether the terms, covenants, provisions and conditions of this Agreement and the Other Documents have been complied with by the Loan Parties including, without the necessity of any request by Lenders, (a) copies of all environmental audits and reviews, (b) at least five (5) days prior thereto, (i) notice of Quantum’s opening of a new chief executive office, or (ii) notice of Quantum’s closing of its chief executive office, and (c) concurrently with the delivery of the monthly financial statements required to be delivered to Lenders pursuant to Section 9.9 hereof with respect to the period in which such Loan Party (i) opens any new office or place of business (other than its chief executive office), in each case to the extent such location is required to be disclosed on Schedule 4.4 hereto, notice of such opening, (ii) closes any existing office or place of business (other than its chief executive office), notice of such closing, and (iii) learns of the occurrence thereof, notice of any labor dispute to which any Loan Party may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any collective bargaining contract to which any Loan Party is a party or by which any Loan Party is bound and which could reasonably be expected to have a Material Adverse Effect.

9.12 Projected Operating Budget. Furnish Lenders, no later than forty-five (45) days after the beginning of each fiscal year (commencing with fiscal year ending on March 31, 2022), quarter by quarter projections (including an operating budget) and cash flow of Quantum and its Subsidiaries, on a consolidated basis, for such fiscal year (including an income statement for each fiscal quarter and a balance sheet as at the end of each fiscal quarter), and year by year projections (including an operating budget) and cash flow of Quantum and its Subsidiaries, on a consolidated basis, for the forthcoming three (3) fiscal years, such projections to be accompanied by a certificate signed by the President or Chief Financial Officer of Quantum to the effect that such projections represent the good faith estimate of Quantum, on the date such projections are delivered, of the future performance Quantum and its Subsidiaries for the periods covered thereby based upon assumptions believed by Quantum to be reasonable at the time of the delivery thereof to Lenders; provided, that the foregoing is subject to the proviso set forth in Section 6.9 hereof. The form and scope of the projections required to be delivered to Lenders described in this Section shall be in a form and scope consistent with the Closing Date Projections or otherwise reasonably acceptable to the Required Lenders.

9.13 Variances from Operating Budget. Furnish Lenders, concurrently with the delivery of the financial statements referred to in Section 9.7 hereof, a written report summarizing all material variances from budgets submitted by the Loan Parties pursuant to Section 9.12 hereof and a discussion and analysis by management with respect to such variances.

9.14 ~~Approved Budget~~[Reserved]~~. (A) At least three (3) Business Days prior to the making of any revisions, adjustments or modifications to the Initial Approved Budget or any other then effective Approved Budget, an updated budget reflecting such revisions, adjustments and modifications, which updated budget shall not be deemed an “Approved Budget” until the Agent and the Delayed Draw Term Loan Lenders shall have consented thereto in writing (which may be via email) and (B) by no later than Wednesday at 5:00 p.m. (New York City time) of each week (beginning on Wednesday, August 21, 2024), a cumulative (covering the period from the Tenth Amendment Effective Date until the Friday of the preceding week in respect of such Approved Budget) and weekly variance report, in each case reconciling the most recent Approved Budget delivered to the Agent to the changes to the financial projections of Quantum and its Subsidiaries for each applicable previous period;~~.

9.15 ERISA Notices and Requests. Promptly, but in any event within five (5) Business Days thereafter after any Loan Party has knowledge thereof, furnish Lenders with written notice in the event that any of the following, together with any other such events or conditions, could reasonably be expected to have a Material Adverse Effect: (i) any Loan Party or any member of the Controlled Group knows or has reason to know that a Termination Event has occurred, together with a written statement describing such Termination Event and the action, if any, which such Loan Party or any member of the Controlled Group has taken, is taking, or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or PBGC with respect thereto, (ii) any Loan Party or any member of the Controlled Group knows or has reason to know that a prohibited transaction (as defined in Section 406 of ERISA or 4975 of the Code) has occurred together with a written statement describing such transaction and the action which such Loan Party or any member of the Controlled Group has taken, is taking or proposes to take with respect thereto, (iii) a funding waiver request has been filed with respect to any Pension Benefit Plan together with all communications received by any Loan Party or any member of the Controlled Group with respect to such request, (iv) any increase in the benefits of any existing Pension Benefit Plan or Multiemployer Plan or the establishment of any new Pension Benefit Plan or Multiemployer Plan or the commencement of contributions to any Pension Benefit Plan or Multiemployer Plan to which any Loan Party or any member of the Controlled Group was not previously contributing shall occur, (v) any Loan Party or any member of the Controlled Group shall receive from the PBGC a notice of intention to terminate a Pension Benefit Plan or to have a trustee appointed to administer a Pension Benefit Plan, together with copies of each such notice, (vi) any Loan Party or any member of the Controlled Group shall receive any unfavorable determination letter from the Internal Revenue Service regarding the qualification of a Plan under Section 401(a) of the Code, together with copies of each such letter; (vii) any Loan Party or any member of the Controlled Group shall receive a notice regarding the anticipated imposition of withdrawal liability, together with copies of each such notice; (viii) any Loan Party or any member of the Controlled Group shall fail to make a required installment under a Pension Benefit Plan or Multiemployer Plan or any other required payment under the Code or ERISA on or before the due date for such installment or payment; or (ix) any Loan Party or any member of the Controlled Group knows that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan or (d) a Multiemployer Plan is subject to Section 432 of the Code or Section 305 of ERISA.

9.16 Additional Documents. Execute and deliver to Agent and Lenders, upon request, such documents and agreements as Agent or any Lender may, from time to time, reasonably request to carry out the terms or conditions of this Agreement.

9.17 Updates to Certain Schedules. Concurrently with the delivery of the quarterly financial statements required to be delivered pursuant to Section 9.8 hereof (commencing with the quarterly financial statements for the fiscal quarter ending December 31, 2025), deliver to Agent and Lenders (a) updates to Schedule 4.4 (Locations of Equipment and Inventory), Schedule 5.2(a) (States of Qualification and Good Standing), Schedule 5.2(b) (Subsidiaries), Schedule 5.4 (Federal Tax Identification Number), Schedule 5.6 (Prior Names), Schedule 5.7 (Environmental), Schedule 5.8(b) (Litigation), Schedule 5.8(e) (Plans), Schedule 5.9 (Intellectual Property), Schedule 5.10 (Licenses and Permits), Schedule 5.13 (Labor Disputes), Schedule 5.18 (Equity Interests), Schedule 5.19 (Commercial Tort Claims), Schedule 5.20 (Letter of Credit Rights) and/or Schedule 5.21 (Material Contracts) to this Agreement and such other Schedules hereto as the Loan Parties shall deem required to maintain the related representations and warranties herein as true and correct, as applicable (any such updated Schedule delivered by the Loan Parties to Agent in accordance with this Section 9.17 shall automatically and immediately be deemed to amend and restate the prior version of such Schedule previously delivered to Agent and attached to and made part of this Agreement) and (b) a list of any new Intellectual Property registered at the United States Copyright Office or the United States Patent and Trademark Office, and any licenses of Intellectual Property obtained by any Loan Party since the last such quarterly financial statements (or the Closing Date, as applicable) and execute and deliver to Lenders an intellectual property security agreement with respect to any such Intellectual Property registered in the United States.

9.18 Financial Disclosure. Each Loan Party hereby irrevocably authorizes and directs all accountants and auditors employed by such Loan Party at any time during the Term to exhibit and deliver to Agent and each Lender copies of any of such Loan Party’s financial statements, trial balances or other accounting records of any sort in the accountant’s or auditor’s possession, and to disclose to Agent and each Lender any information such accountants may have concerning such Loan Party’s financial status and business operations. Each Loan Party hereby authorizes all Governmental Bodies to furnish to Agent and each Lender copies of reports or examinations relating to such Loan Party, whether made by such Loan Party or otherwise; provided, however, Agent and each Lender will attempt to obtain such information or materials directly from such Loan Party prior to obtaining such information or materials from such accountants or Governmental Bodies.

X EVENTS OF DEFAULT.

The occurrence of any one or more of the following events shall constitute an “Event of Default”:

10.1 Nonpayment. Failure by any Loan Party to pay (a) when due any principal of the Loans (including without limitation pursuant to Section 2.3 hereof) or any MOIC Amount, or (b) within three (3) Business Days of being due (or in the case of maturity, by reason of acceleration pursuant to the terms of this Agreement, by notice of intention to prepay or by required prepayment, when due), any interest on the Obligations or any other fee, charge, amount or liability provided for herein or in any Other Document, in each case whether at maturity, by reason of acceleration pursuant to the terms of this Agreement, by notice of intention to prepay or by required prepayment;

10.2 Breach of Representation. Any representation or warranty made or deemed made by any Loan Party in this Agreement, any of the Other Documents or in any agreement, documents, certificate or financial or other statement furnished at any time in connection herewith or therewith shall prove to have been incorrect or misleading in any material respect on the date when made or deemed to have been made;

10.3 Financial Information. Failure by any Loan Party to (a) furnish financial information when due under Sections 9.7, 9.8, 9.9 or 9.12 of this Agreement, or (b) permit the inspection of its books or records or access to its premises for audits and appraisals in accordance with the terms of Section 4.6 hereof;

10.4 Noncompliance. Except as otherwise provided for in Sections 10.1, 10.3 and 10.9 hereof:

(a) failure or neglect of any Loan Party to perform, keep or observe any term, provision, condition or covenant contained in Sections 2.4, 4.1, 4.2, 6.2 (solely if a Loan Party is not in good standing in its jurisdiction of incorporation or formation), ~~6.5,~~ 6.6(a), ~~6.15,~~ 6.16, 6.17, ~~6.18, 6.19~~ any Section of Article VII (other than Section 7.14), or Sections 9.1, 9.2, 9.5(a)~~, 9.14~~ or 16.18 of this Agreement, or Section 7 of the Fifteenth Amendment;

(b) failure or neglect of any Loan Party to perform, keep or observe any other term, provision, condition or covenant contained in Sections 4.4, 4.5, 6.3, 6.11, 9.4, 9.5(b), ~~9.6,~~ 9.10, 9.11, or 9.17 of this Agreement which is not cured within twenty (20) days after the earlier of (x) knowledge of such failure or neglect by an authorized officer of any Loan Party or (y) the receipt by Borrowing Agent of written notice of such failure or neglect from Agent or any Lender (provided that such twenty (20) day period shall not apply in the case of any failure or neglect to perform, keep or observe any term, provision, condition or covenant which is not capable of being cured at all or within such twenty (20) day period); ~~or~~

(c) failure or neglect of any Loan Party to perform, keep or observe any other term, provision, condition or covenant contained in this Agreement or any of the Other Documents which is not cured within thirty (30) days after the earlier of (x) knowledge of such failure or neglect by an authorized officer of any Loan Party or (y) the receipt by Borrowing Agent of written notice of such failure or neglect from Agent or any Lender (provided that such thirty (30) day period shall not apply in the case of any failure or neglect to perform, keep or observe any term, provision, condition or covenant which is not capable of being cured at all or within such thirty (30) day period);

10.5 Judgments. Any judgment, writ, order or decree for the payment of money (other than any judgment, writ, order or decree contemplated by Section 10.13 hereof) is rendered against any Loan Party for an aggregate amount in excess of $3,000,000 or against all Loan Parties for an aggregate amount in excess of $3,000,000 (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has not denied coverage) and (a) action shall be legally taken by any judgment creditor to levy upon assets or properties of any Loan Party to enforce any such judgment, or (b) such judgment shall remain undischarged for a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, shall not be in effect;

10.6 Bankruptcy. Any Loan Party or any Subsidiary of any Loan Party (other than ~~a UK Loan Party or~~ an Immaterial Subsidiary) shall (a) apply for, consent to or suffer the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar fiduciary of itself or of all or a substantial part of its property, (b) admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business, (c) make a general assignment for the benefit of creditors, (d) commence a voluntary case under any state or federal bankruptcy or receivership laws (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent (including by entry of any order for relief in any involuntary bankruptcy or insolvency proceeding commenced against it), (f) file a petition seeking to take advantage of any other law providing for the relief of debtors, (g) acquiesce to, or fail to have dismissed, within sixty (60) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (h) take any formal action for the purpose of effecting any of the foregoing;

~~10.7 UK Loan Party Insolvency. In respect of any UK Loan Party:~~

~~(a) such UK Loan Party (A) is unable or admits inability to pay its debts as they fall due or is deemed to, or is declared to, be unable to pay its debt under applicable Law (in each case, other than solely as a result of its balance sheet liabilities exceeding its balance sheet assets except where the same would result in or require the taking of any corporate action, legal proceedings, insolvency filing, cessation of trading and/or any other procedure or steps referred to in Section 10.7(b) below); (B) suspends or threatens to suspend making payments on any of its debts; (C) by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Lenders, Agent or any other secured party in their capacity as such) with a view to rescheduling any of its indebtedness; or (D) a moratorium is declared in respect of any indebtedness of any UK Loan Party (provided, that if a moratorium occurs, the ending of the moratorium will not remedy any Event of Default caused by that moratorium);~~

~~(b) any corporate action, legal proceedings or other procedure or step is taken in relation to (A) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration of any UK Loan Party; (B) reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise, in any event excluding any solvent reorganization) of any UK Loan Party; or (C) a composition, compromise, assignment or arrangement with any creditor (other than any Lenders, Agent or any other secured party in their capacity as such) of any UK Loan Party;~~

~~(c) the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of any UK Loan Party or any of its respective assets, or any analogous procedure or step is taken in any jurisdiction (provided, that Sections 9.7(b) and (c) shall not apply to (A) any winding-up petition that is frivolous or vexatious and which, if capable of remedy, is discharged, stayed or dismissed within sixty (60) days of commencement or, if earlier, the date on which it is advertised (or such other period as agreed between Borrowers and Agent) or (B) (in the case of an application to appoint an administrator or commence proceedings) any proceedings which Agent is satisfied will be withdrawn before it is heard or will be unsuccessful); or~~

~~(d) an expropriation attachment, sequestration, distress or execution or analogous process in any jurisdiction affects any asset or assets of a UK Loan Party and is not discharged within sixty (60) days;~~

10.7 [Reserved].

10.8 Lien Priority. Subject to the terms of the Intercreditor Agreement, any Lien created hereunder or provided for hereby or under any Other Document for any reason ceases to be or is not a valid and perfected Lien having first priority (subject only to Permitted Encumbrances) except (a) as a result of a Disposition of the applicable Collateral in a transaction permitted hereunder, (b) with respect to Collateral the aggregate value of which, for all such Collateral, does not exceed at any time $5,000,000 or (c) as the result of an action or failure to act on the part of Agent;

10.9 Cross Default. Either (a) an “Event of Default” under (and as such term is defined in) the ~~Revolving Loan Agreement shall occur (other than in respect of the observance of or compliance with any financial covenant thereunder, unless~~Dialectic Convertible Notes Indenture shall occur, solely to the extent that such “Event of Default” results in the acceleration of the maturity of the ~~Revolving Loan Indebtedness~~Dialectic Convertible Notes prior to the stated maturity, conversion or termination thereof; provided that if the ~~Revolving Loan Lenders (or the Revolving Loan Agent~~Dialectic Convertible Noteholders (or the Dialectic Convertible Notes Trustee on behalf of the ~~Revolving Loan Lenders~~Dialectic Convertible Noteholders) irrevocably rescinds such acceleration, the Event of Default with respect to this clause (a) shall automatically cease from and after such date~~)~~, (b) any specified “event of default” under any other Material Indebtedness, or any other event or circumstance which would permit the holder of any such Material Indebtedness to accelerate such Indebtedness (and/or the obligations of such Loan Party thereunder) prior to the scheduled maturity or termination thereof, shall occur (regardless of whether the holder of such Indebtedness shall actually accelerate, terminate or otherwise exercise any rights or remedies with respect to such Indebtedness), (c) ~~Revolving Loan Agent breaches, violates, terminates in writing or challenges in writing the validity of the Intercreditor Agreement~~[reserved] or (d) any creditor party to any Subordination Agreement breaches, violates, terminates or challenges the validity of such Subordination Agreement;

10.10 Termination or Limitation of Guaranty, Guarantor Security Agreement or Pledge Agreement. Termination or limitation by any Loan Party of any Guaranty, Guarantor Security Agreement, Pledge Agreement or similar agreement executed and delivered to Agent in connection with the Obligations of any Loan Party, or if any Loan Party or pledgor attempts to terminate, challenges the validity of, or its liability under, any such Guaranty, Guarantor Security Agreement, Pledge Agreement or similar agreement (other than any termination permitted in accordance with the terms of this Agreement);

10.11 Change of Control. Any Change of Control shall occur.

10.12 Invalidity. This Agreement or any Other Document shall, for any reason, cease to be valid and binding on any Loan Party, or any Loan Party shall so claim in writing to Agent or any Lender or any Loan Party challenges the validity of or its liability under this Agreement or any Other Document;

10.13 [Reserved].

10.14 Pension Plans. An event or condition specified in Sections 7.14 or 9.15 hereof shall occur or exist with respect to any Plan and, as a result of such event or condition, together with all other such events or conditions, any Loan Party or any member of the Controlled Group shall incur, a liability to a Plan or the PBGC (or both) which could reasonably be expected to have a Material Adverse Effect; or the occurrence of any Termination Event which could reasonably be expected to have a Material Adverse Effect (either alone or together with all other such events); or

10.15 Indictment. There is any actual indictment of any Loan Party or any Loan Party’s current officers (relating to such current officer’s actions in conducting the applicable Loan Party’s business affairs) under any criminal statute.

XI LENDERS’ RIGHTS AND REMEDIES AFTER DEFAULT.

11.1 Rights and Remedies.

(a) Upon the occurrence of: (i) an Event of Default pursuant to Section 10.6 hereof, all Obligations shall be immediately due and payable, and (ii) any of the other Events of Default and at any time thereafter, at the option of the Required Lenders all Obligations shall be immediately due and payable. Upon the occurrence of any Event of Default, Agent (acting at the direction of the Required Lenders) shall have the right to exercise any and all rights and remedies provided for herein, under the Other Documents, under the Uniform Commercial Code and at law or equity generally, including the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process. Agent (acting at the direction of the Required Lenders) may enter any of any Loan Party’s premises or other premises without legal process and without incurring liability to any Loan Party therefor, and Agent may thereupon, or at any time thereafter, without notice or demand, take the Collateral and remove the same to such place as Agent may deem advisable and Agent may require the Loan Parties to make the Collateral available to Agent at a convenient place. With or without having the Collateral at the time or place of sale, Agent may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Agent may elect. Except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Agent shall give the Loan Parties reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Borrowing Agent at least ten (10) days prior to such sale or sales is reasonable notification. At any public sale Agent or any Lender may bid (including credit bid) for and become the purchaser, and Agent, any Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and all such claims, rights and equities are hereby expressly waived and released by each Loan Party. In connection with the exercise of the foregoing remedies, including the sale of Inventory, Agent is granted a perpetual nonrevocable, royalty free, nonexclusive license and Agent is granted permission to use all of each Loan Party’s (a) Intellectual Property which is used by such Loan Party in connection with Inventory for the purpose of marketing, advertising for sale and selling or otherwise disposing of such Inventory and (b) Equipment for the purpose of completing the manufacture of unfinished goods. The Net Cash Proceeds realized from the sale of any Collateral shall be applied to the Obligations in the order set forth in Section 11.5 hereof. Noncash proceeds will only be applied to the Obligations as they are converted into cash. If any deficiency shall arise, the Loan Parties shall remain liable to Agent and Lenders therefor.

(b) To the extent that Applicable Law imposes duties on Agent to exercise remedies in a commercially reasonable manner, each Loan Party acknowledges and agrees that it is not commercially unreasonable for Agent: (i) to fail to incur expenses reasonably deemed significant by Agent to prepare Collateral for Disposition or otherwise to complete raw material or work in process into finished goods or other finished products for Disposition; (ii) to fail to obtain third party consents for access to Collateral to be Disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or Disposition of Collateral to be collected or Disposed of; (iii) to fail to exercise collection remedies against Customers or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral; (iv) to exercise collection remedies against Customers and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists; (v) to advertise Dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature; (vi) to contact other Persons, whether or not in the same business as any Loan Party, for expressions of interest in acquiring all or any portion of such Collateral; (vii) to hire one or more professional auctioneers to assist in the Disposition of Collateral, whether or not the Collateral is of a specialized nature; (viii) to Dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets; (ix) to Dispose of assets in wholesale rather than retail markets; (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Agent against risks of loss, collection or Disposition of Collateral or to provide to Agent a guaranteed return from the collection or Disposition of Collateral; or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or Disposition of any of the Collateral. Each Loan Party acknowledges that the purpose of this Section 11.1(b) is to provide non-exhaustive indications of what actions or omissions by Agent would not be commercially unreasonable in Agent’s exercise of remedies against the Collateral and that other actions or omissions by Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 11.1(b). Without limitation upon the foregoing, nothing in this Section 11.1(b) shall be construed to grant any rights to any Loan Party or to impose any duties on Agent that would not have been granted or imposed by this Agreement or by Applicable Law in the absence of this Section 11.1(b).

(c) Without limiting any other provision hereof:

(i) At any bona fide public sale, and to the extent permitted by Applicable Law, at any private sale, Agent shall be free to purchase all or any part of the Investment Property Collateral. Any such sale may be on cash or credit. Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Investment Property Collateral for their own account in compliance with Regulation D of the Securities Act or any other applicable exemption available under the Securities Act. Agent will not be obligated to make any sale if it determines not to do so, regardless of the fact that notice of the sale may have been given. Agent may adjourn any sale and sell at the time and place to which the sale is adjourned. If the Investment Property Collateral is customarily sold on a recognized market or threatens to decline speedily in value, Agent may sell such Investment Property Collateral at any time without giving prior notice to any Loan Party or other Person.

(ii) Each Loan Party recognizes that Agent may be unable to effect or cause to be effected a public sale of the Investment Property Collateral by reason of certain prohibitions of the Securities Act, so that Agent may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Investment Property Collateral for their own account, for investment and without a view to the distribution or resale thereof. Each Loan Party understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Investment Property Collateral were sold at public sales, and agrees that Agent has no obligation to delay or agree to delay the sale of any of the Investment Property Collateral for the period of time necessary to permit the issuer of the securities which are part of the Investment Property Collateral (even if the issuer would agree), to register such securities for sale under the Securities Act. Each Loan Party agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

(iii) The Net Cash Proceeds arising from the Disposition of the Investment Property Collateral after deducting expenses incurred by Agent will be applied to the Obligations pursuant to Section 11.5 hereof. If any excess remains after the discharge of all of the Obligations, the same will be paid to the applicable Loan Party or to any other Person that may be legally entitled thereto.

At any time after the occurrence and during the continuance of an Event of Default (A) Agent may transfer any or all of the Investment Property Collateral into its name or that of its nominee and may exercise all voting rights with respect to the Investment Property Collateral, but no such transfer shall constitute a taking of such Investment Property Collateral in satisfaction of any or all of the Obligations, and (B) Agent shall be entitled to receive, for application to the Obligations, all cash or stock dividends and distributions, interest and premiums declared or paid on the Investment Property Collateral.

11.2 Agent’s Discretion. Agent (acting at the direction of the Required Lenders) shall have the right to determine which rights, Liens, security interests or remedies Agent may at any time pursue, relinquish, subordinate, or modify, which procedures, timing and methodologies to employ, and what any other action to take with respect to any or all of the Collateral and in what order, thereto and such determination will not in any way modify or affect any of Agent’s or Lenders’ rights hereunder as against the Loan Parties or each other.

11.3 Setoff. Subject to Section 14.13 hereof, in addition to any other rights which Agent or any Lender may have under Applicable Law, upon the occurrence of an Event of Default hereunder, Agent and such Lender shall have a right, immediately and without notice of any kind, to apply any Loan Party’s property held by Agent and such Lender or any of their Affiliates to reduce the Obligations and to exercise any and all rights of setoff which may be available to Agent and such Lender with respect to any deposits held by Agent or such Lender.

11.4 Rights and Remedies not Exclusive. The enumeration of the foregoing rights and remedies is not intended to be exhaustive and the exercise of any rights or remedy shall not preclude the exercise of any other right or remedies provided for herein or otherwise provided by law, all of which shall be cumulative and not alternative.

11.5 Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Agreement or any Other Document to the contrary, subject to the terms of the Intercreditor Agreement, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by Agent on account of the Obligations or in respect of the Collateral shall be paid over or delivered as follows:

FIRST, to the payment of all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) of Agent in connection with enforcing its rights and the rights of Lenders under this Agreement and the Other Documents;

SECOND, to payment of all fees, indemnities, expenses and other amounts owed to Agent (including reasonable attorneys’ fees and expenses) to the extent not included in clause FIRST above;

THIRD, ratably, to the payment of all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) and indemnities of each of the ~~Delayed Draw Term Loan Lenders and the Initial~~Senior Term Loan Lenders;

FOURTH, ratably, to the payment of all Obligations with respect to the ~~Delayed Draw~~Senior Term Loans arising under this Agreement and the Other Documents consisting of accrued fees and interest with respect to the ~~Delayed Draw~~Senior Term Loans;

FIFTH, ratably, to the payment of the outstanding principal amount of the Obligations with respect to the ~~Delayed Draw~~Senior Term Loans and any MOIC Amount;

SIXTH, ratably, to all other Obligations with respect to the ~~Delayed Draw~~Senior Term Loans arising under this Agreement, under the Other Documents or otherwise which shall have become due and payable and not repaid pursuant to clauses “FIRST” through “FIFTH” above;

SEVENTH~~, to the payment of all Obligations with respect to the Initial Term Loan arising under this Agreement and the Other Documents consisting of accrued fees and interest with respect to the Initial Term Loan;~~

~~EIGHTH, to the payment of the outstanding principal amount of the Obligations with respect to the Initial Term Loan;~~

~~NINTH, to all other Obligations with respect to the Initial Term Loan arising under this Agreement, under the Other Documents or otherwise which shall have become due and payable and not repaid pursuant to clauses “SEVENTH” through “EIGHTH” above;~~

~~TENTH~~, to the payment of all reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) of each of the Fourth Amendment Lenders to the extent owing to such Fourth Amendment Lenders pursuant to the terms of this Agreement;

~~ELEVENTH~~EIGHTH, to the payment of all Obligations on account of or related to the Fourth Amendment Loan arising under this Agreement and the Other Documents consisting of accrued fees and interest;

~~TWELFTH~~NINTH, to the payment of the outstanding principal amount of the Obligations on account of or related to the Fourth Amendment Loan;

~~THIRTEENTH~~TENTH, to all other Obligations on account of or related to the Fourth Amendment Loan arising under this Agreement, under the Other Documents or otherwise which shall have become due and payable and not repaid pursuant to clauses “~~TENTH~~SEVENTH” through “~~TWELFTH~~NINTH” above;

~~FOURTEENTH~~ELEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the ~~Delayed Draw Term Loan Lenders and the Initial~~Senior Term Loan Lenders shall receive an amount equal to its pro rata share (based on the proportion that then outstanding ~~Delayed Draw~~Senior Term Loans ~~and the Initial Term Loan~~ held by such Lender bears to the aggregate then outstanding ~~Delayed Draw~~Senior Term Loans ~~and Initial Term Loan~~ of all Senior Term Loan Lenders) of amounts available to be applied pursuant to clause “THIRD” above, (iii) each of the ~~Delayed Draw~~Senior Term Loan Lenders shall receive an amount equal to its pro rata share (based on the proportion that then outstanding ~~Delayed Draw~~Senior Term Loans held by such Senior Term Loan Lender bears to the aggregate then outstanding ~~Delayed Draw~~Senior Term Loans of all ~~Delayed Draw~~Senior Term Loan Lenders) of amounts available to be applied pursuant to clauses “FOURTH”, “FIFTH” and “SIXTH” above, and (~~iii~~ii ) each of the ~~Initial Term Loan~~Fourth Amendment Lenders shall receive an amount equal to its pro rata share (based on the proportion that then outstanding ~~Initial Term~~Fourth Amendment Loan held by such Fourth Amendment Lender bears to the aggregate then outstanding ~~the Initial Term Loan~~Fourth Amendment Loans of all ~~Initial Term Loan~~Fourth Amendment Lenders) of amounts available to be applied pursuant to clauses “SEVENTH”, “EIGHTH”, ~~and~~ “NINTH” ~~above~~ and ~~(iii) each of the Fourth Amendment Lenders shall receive an amount equal to its pro rata share (based on the proportion that then outstanding Fourth Amendment Loan held by such Fourth Amendment Lender bears to the aggregate then outstanding Fourth Amendment Loans of all Fourth Amendment Lenders) of amounts available to be applied pursuant to clauses “TENTH”, “ELEVENTH”, “TWELFTH” and “THIRTEENTH~~“TENTH” above.

XII WAIVERS AND JUDICIAL PROCEEDINGS.

12.1 Waiver of Notice. Each Loan Party hereby waives notice of non-payment of any of the Receivables, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of acceptance hereof, notice of loans or advances made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

12.2 Delay. No delay or omission on Agent’s or any Lender’s part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

12.3 Jury Waiver. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

XIII EFFECTIVE DATE AND TERMINATION.

13.1 Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Loan Party, Agent and each Lender, shall become effective on the Closing Date and shall continue in full force and effect until the Maturity Date (the “Term”) unless sooner terminated as herein provided. The Loan Parties may terminate this Agreement at any time in accordance with Section 2.1(c) upon the Payment in Full of all of the Obligations.

13.2 Termination. The termination of the Agreement shall not affect Agent’s or any Lender’s rights, or any of the Obligations having their inception prior to the effective date of such termination or any Obligations which pursuant to the terms hereof continue to accrue after such date, and the provisions hereof shall continue to be fully operative until (a) all of the Obligations have been Paid in Full and this Agreement has been terminated and (b) each of the Loan Parties has released the Secured Parties from and against any and all claims of any nature whatsoever that any Loan Party may have against the Secured Parties. The security interests, Liens and rights granted to Agent and Lenders hereunder and the financing statements filed in connection herewith shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been Paid in Full and this Agreement has been terminated in accordance with its terms. Accordingly, each Loan Party waives any rights which it may have under the Uniform Commercial Code to demand the filing of termination statements with respect to the Collateral, and Agent and Lenders shall not be required to send such termination statements to each Loan Party, or to file them with any filing office, unless and until all of the Obligations have been Paid in Full and this Agreement shall have been terminated in accordance with its terms. All representations, warranties, covenants, waivers and agreements set forth herein shall survive termination hereof until all of the Obligations have been Paid in Full and this Agreement has been terminated.

XIV REGARDING AGENT.

14.1 Appointment and Authority.

(a) Each Lender hereby designates and appoints ~~Blue Torch~~Alter Domus to act as Agent for such Lender under this Agreement and the Other Documents, and ~~Blue Torch~~Alter Domus hereby accepts such appointment on the Closing Date subject to the terms hereof. Each Lender hereby irrevocably authorizes Agent in such capacity, through its agents or employees, to take such actions on its behalf under the provisions of this Agreement and the Other Documents and to exercise such powers and perform such duties as are delegated to Agent by the terms of this Agreement and the Other Documents, together with such actions and powers as are reasonably incidental thereto. Concurrently herewith, each Lender directs Agent and Agent is authorized to enter into this Agreement and the Other Documents and any other related agreements in the forms presented to Agent. For the avoidance of doubt, each Lender agrees that it will be subject to and bound by the terms of this Agreement and the Other Documents. The provisions of this Section 14.1(a) are solely for the benefit of Agent and Lenders, and no Loan Party shall have rights as a third party beneficiary of any such provisions (other than with respect to the Borrowers’ consent rights under Section 14.6).

(b) Each Lender agrees that in any instance in which this Agreement provides that Agent’s consent may not be unreasonably withheld, provide for the exercise of Agent’s reasonable discretion, or provides to a similar effect, it shall not in its instructions (or, by refusing to provide instruction) to Agent withhold its consent or exercise its discretion in an unreasonable manner. It is expressly agreed and acknowledged that Agent is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Other Documents. Agent shall have no liability for any failure, inability or unwillingness on the part of any party to provide accurate and complete information on a timely basis to Agent, or otherwise on the part of any such party to comply with the terms of this Agreement or any Other Document, and shall have no liability for any inaccuracy or error in the performance or observance on Agent’s part of any of its duties hereunder or under any Other Document that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof.

(c) For purposes of clarity, and without limiting any rights, protections, immunities or indemnities afforded to Agent hereunder (including without limitation this Article XIV), phrases such as “satisfactory to Agent,” “approved by Agent,” “acceptable to Agent,” “as determined by Agent,” “in Agent’s discretion,” “selected by Agent,” “elected by Agent,” “requested by Agent,” and phrases of similar import that authorize and permit Agent to approve, disapprove, determine, act or decline to act in its discretion shall be subject to Agent receiving written direction from the Lenders or Required Lenders, as applicable, to take such action or to exercise such rights. Nothing contained in this Agreement shall require Agent to exercise any discretionary acts.

14.2 Rights as a Lender. Any Person serving as Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include any Person serving Agent hereunder in its capacity as a Lender. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, Borrowers or any of their Subsidiaries or other Affiliates thereof as if such Person were not Agent hereunder and without any duty to account therefor to the Lenders.

14.3 Exculpatory Provisions.

(a) Agent shall not have any duties or obligations except those expressly set forth herein and in the Other Documents to which it is a party, and no implied covenants, duties, obligations or liabilities shall be read into this Agreement or any Other Documents on the part of Agent. The duties of Agent hereunder and in each Other Document shall be administrative in nature. Without limiting the generality of the foregoing, Agent:

(i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

(ii) except as to any matters not expressly provided for in this Agreement (including collection of any promissory notes) or any matter that would require Agent to exercise any discretion hereunder or under any Other Document, shall not have any duty to take any discretionary action or exercise any discretionary powers, and shall not be required to exercise any discretion or take any action, but shall be required to act or refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the Other Documents), and such instructions shall be binding; provided that Agent shall not be required to take any action (i) unless it is furnished with an indemnification satisfactory to Agent with respect thereto or (ii) that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to this Agreement, any Other Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under the United States Bankruptcy Code or any other insolvency Law; and

(iii) shall not, except as expressly set forth herein and in the Other Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrowers or any of their Affiliates that is communicated to or obtained by any Person serving as Agent or any of its Affiliates in any capacity.

(b) Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as Agent shall believe in good faith shall be necessary, under the circumstances as provided herein or under the Other Documents), or (ii) in the absence of its own gross negligence or willful misconduct (as determined by a final judgment issued by a court of competent jurisdiction no longer subject to appeal). Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to an officer of Agent with direct responsibility for administration of this Agreement in writing by a Borrower or a Lender.

(c) Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any Other Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any Other Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article VIII or elsewhere herein or in any Other Document.

(d) Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

(e) Each party to this Agreement acknowledges and agrees that Agent may from time to time use one or more outside service providers for the tracking of all UCC financing statements (and/or other collateral related filings and registrations from time to time) required to be filed or recorded pursuant to this Agreement or the Other Documents and the notification to Agent, of, among other things, the upcoming lapse or expiration thereof, and that each of such service providers will be deemed to be acting at the request and on behalf of Borrowers. Agent shall not be liable for any action taken or not taken by any such service provider.

(f) Agent shall not be liable for any action taken in good faith and reasonably believed by it to be within the powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action (including without limitation for refusing to exercise discretion or for withholding its consent in the absence of its receipt of, or resulting from a failure, delay or refusal on the part of any Lender to provide, written instruction to exercise such discretion or grant such consent from any such Lender, as applicable). Agent shall not be liable for any error of judgment made by it in good faith (or by any officer or other employee of Agent) unless it shall be determined pursuant to a non-appealable judgment of a court of competent jurisdiction that Agent was grossly negligent in ascertaining the relevant facts. Nothing herein or in any Other Document or related documents shall obligate Agent to advance, expend or risk its own funds, or to take any action which in its reasonable judgment may cause it to incur any expense or financial or other liability for which it is not indemnified to its satisfaction.

(g) Agent shall not be liable for any indirect, special, punitive or consequential damages (including but not limited to lost profits) whatsoever, even if it has been informed of the likelihood thereof and regardless of the form of action. Any permissive grant of power to Agent hereunder shall not be construed to be a duty to act. Before acting hereunder, Agent shall be entitled to request, receive and rely upon such certificates and opinions as it may reasonably determine appropriate with respect to the satisfaction of any specified circumstances or conditions precedent to such action. In no event shall Agent be responsible or liable for: (i) delays or failures in performance resulting from acts beyond its control, including but not limited to, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters, the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, (ii) any delay, error omission or default of any mail, telegraph, cable or wireless agency or operator, or (iii) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. Agent shall not be liable for interest on any money received by it. For the avoidance of doubt, Agent’s rights, protections, indemnities and immunities provided herein shall apply to Agent for any actions taken or omitted to be taken under this Agreement or any Other Documents and any other related agreements in any of their respective capacities. Agent shall not be required to take any action under this Agreement, the Other Documents or any related document if taking such action (A) would subject Agent to a tax in any jurisdiction where it is not then subject to a tax, unless Borrowers pay such tax, or (B) would require Agent to qualify to do business in any jurisdiction where it is not then so qualified.

(h) Agent shall not have any liability for any failure, inability or unwillingness on the part of any Lender or Loan Party to provide accurate and complete information on a timely basis to Agent, or otherwise on the part of any such party to comply with the terms of this Agreement, and shall not have any liability for any inaccuracy or error in the performance or observance on Agent’s part of any of its duties hereunder that is caused by or results from any such inaccurate, incomplete or untimely information received by it, or other failure on the part of any such other party to comply with the terms hereof.

(i) Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Other Documents Agent is permitted or required to take or to grant. Without limiting Section 14.3(a)(ii), if Agent shall request any such instructions, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the Other Documents), and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, the Lenders shall not have any right of action whatsoever against Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the Other Documents).

14.4 Reliance by Agent. Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, Agent may presume that such condition is satisfactory to such Lender unless Agent shall have received written notice to the contrary from such Lender prior to the making of such Loan. Agent may consult, at the expense of Borrowers, with legal counsel of its own choosing (who may, but need not, be counsel for Borrowers or any Lender), independent accountants and other experts and advisors selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants, advisors or experts. Neither Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any of the Other Documents, except for its or their own gross negligence or willful misconduct (as determined by a final judgment issued by a court of competent jurisdiction no longer subject to appeal). Without limiting the generality of the foregoing, Agent: (i) makes no warranty or representation to any Lender or any other Person and shall not be responsible to any Lender or any other Person for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or the Other Documents; (ii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the Other Documents or any related documents on the part of the Loan Parties or any other Person or to inspect the property (including the books and records) of the Loan Parties; (iii) shall not be responsible to any Lender or any other Person for the due execution, legality, validity, enforceability, genuineness, sufficiency, ownership, transferability, perfection, priority or value of any Collateral, this Agreement, the Other Documents, any related document or any other instrument or document furnished pursuant hereto or thereto; and (iv) shall incur no liability under or in respect of this Agreement or any Other Document by relying on, acting upon (or by refraining from action in reliance on) any notice, consent, certificate, instruction or waiver, report, statement, opinion, direction or other instrument or writing (which may be delivered by telecopier, email, cable or telex, if acceptable to it) believed by it to be genuine and believed by it to be signed or sent by the proper party or parties. Agent shall not have any liability to any of the Loan Parties or any Lender or any other Person for any of the Loan Parties’ or any Lender’s, as the case may be, performance of, or failure to perform, any of their respective obligations and duties under this Agreement or any Other Document. Agent shall be afforded all of the rights, powers, immunities and indemnities set forth in this Agreement in all of the Other Documents to which it is a signatory as if such rights, powers, immunities and indemnities were specifically set out in each such Other Document.

14.5 Delegation of Duties. Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any Other Document by or through, or delegate any and all such rights and powers to, any one or more sub-agents appointed by Agent. Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates, partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives. The exculpatory provisions of this Article XIV shall apply to any such sub-agent and to the Affiliates, partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of Agent and any such sub-agent, and shall apply, without limiting the foregoing, to their activities as Agent. Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that Agent acted with gross negligence or willful misconduct in the selection of such sub-agents or attorneys-in-fact as determined by a court of competent jurisdiction in a final and non-appealable judgment.

14.6 Resignation of Agent.

(a) Agent may at any time give notice of its resignation to Lenders and Borrowing Agent. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with Borrowing Agent, to appoint a successor, which shall be a financial institution with an office in New York, or an Affiliate of any such financial institution with an office in New York. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b) With effect from the Resignation Effective Date (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the Other Documents (except that in the case of any collateral security held by Agent on behalf of Lenders under this Agreement or any of the Other Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (ii) except for any accrued but unpaid fees, unreimbursed expenses or any indemnity payments owed to the retiring Agent, all payments, communications and determinations provided to be made by, to or through Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Agent as provided for above. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent (other than any rights to accrued but unpaid fees, unreimbursed expenses or any indemnity payments owed to the retiring Agent), and the retiring Agent shall be discharged from all of its duties and obligations hereunder and under the Other Documents. The fees payable by Borrowers to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrowers and such successor. After the retiring Agent’s resignation hereunder and under the Other Documents, the provisions of this Article XIV, Section 16.5 and Section 16.9 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Affiliates, partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Agent.

14.7 Non-Reliance on Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender or any of their respective Affiliates, partners, directors, officers, employees, agents, trustees, administrators, managers, advisors or representatives and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender or any of their respective Affiliates, partners, directors, officers, employees, agents, trustees, administrators, managers, advisors or representatives and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any Other Document or any related agreement or any document furnished hereunder or thereunder. Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or statement delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectability, sufficiency or value of this Agreement or any Other Document or any other instrument or document furnished pursuant hereto or thereto, or of the financial condition of any Loan Party, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Other Documents or the financial condition of any Loan Party, or the existence of any Event of Default or any Default.

14.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, Agent shall not have any powers, duties or responsibilities under this Agreement or any of the Other Documents, except in its capacity, as applicable, as Agent or a Lender hereunder or thereunder.

14.9 Agent May File Proofs of Claim. In case of the pendency of any proceeding under any insolvency Law or any other judicial proceeding relative to any Loan Party, Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Agent or the Required Lenders shall have made any demand on Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and Agent and their respective agents and counsel and all other amounts due the Lenders and Agent under Section 3.3, Section 16.5 and Section 16.9) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to Agent and, in the event that Agent shall consent to the making of such payments directly to the Lenders, to pay to Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Agent and its agents and counsel, and any other amounts due to Agent under this Agreement and the Other Documents, including Section 3.3, Section 16.5 and Section 16.9.

14.10 Collateral and Guaranty Matters.

(a) Each of the Lenders irrevocably authorizes Agent to:

(i) release any Lien on any property granted to or held by the Agent under this Agreement or any Other Document (x) upon Payment in Full, (y) that is sold or otherwise disposed of as part of or in connection with any sale or other Disposition permitted hereunder or under the Other Documents or (z) subject to Section 16.2(b), if approved, authorized or ratified in writing by the Required Lenders or such other number or percentage of Lenders required hereby;

(ii) subordinate any Lien on any property granted to or held by Agent hereunder or under any Other Document to the holder of any Lien on such property that is permitted by clause (g) of the definition of “Permitted Encumbrances”; and

(iii) release any Guarantor from its obligations under the Guaranty (x) upon Payment in Full or (y) if such Guarantor ceases to be a Subsidiary as a result of a transaction permitted under and in accordance with this Agreement and the Other Documents.

Any such release of guarantee obligations or security interests shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

Any such release of Liens shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. In no event shall Agent be obligated to execute or deliver any document evidencing any release, subordination or re-conveyance without receipt of a certificate executed by an authorized officer of the Loan Party or Loan Parties disposing of such property certifying that such release, subordination or re-conveyance, as applicable, complies with this Agreement and the Other Documents, and that all conditions precedent to such release, subordination or re-conveyance have been complied with. Upon request by Agent at any time, the Required Lenders will confirm in writing Agent’s authority to release, subordinate or re-convey its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 14.10.

(b) Agent hereby disclaims any representation or warranty to the Lenders concerning, and shall not be responsible for or have a duty to ascertain or inquire into the existence, value or collectability of the Collateral, the existence, priority or perfection of Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral. Agent makes no representation as to the value, sufficiency or condition of the Collateral or any part thereof, as to the title of the Loan Parties to the Collateral, or as to the security afforded by this Agreement or any Other Document. Agent shall not be responsible for insuring the Collateral or for the payment of Taxes, charges, assessments or liens upon the Collateral. Agent shall not be responsible for the maintenance of the Collateral, except as expressly provided in the immediately following sentence when Agent has possession of the Collateral. Agent shall have no duty to the Lenders as to any Collateral in its possession or in the possession of someone under its control or in the possession or control of any agent or nominee of Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords similar assets held for the benefit of third parties and the duty to account for monies received by it. Agent shall not be under an obligation independently to request or examine insurance coverage with respect to any Collateral. Agent shall not be liable for the acts or omissions of any bank, depositary bank, custodian, independent counsel of any Loan Party or any other party selected by Agent with reasonable care or selected by any other party hereto that may hold or possess Collateral or documents related to Collateral, and Agent shall not be required to monitor the performance of any such Persons holding Collateral. For the avoidance of doubt, Agent shall not be responsible to the Lenders for the perfection of any Lien or for the filing, form, content or renewal of any UCC financing statements, fixture filings, mortgages, deeds of trust and such other documents or instruments. The Lenders shall be solely responsible for, and shall arrange for the filing and continuation of financing statements or other filing or recording documents or instruments for the perfection of security interests in the Collateral. Agent shall not be responsible for the preparation, form, content, sufficiency or adequacy of any such financing statements.

(c) In connection with the exercise of any rights or remedies in respect of, or foreclosure or realization upon, any Real Property-related Collateral pursuant to this Agreement or any Other Document, Agent shall not be obligated to take title to or possession of Real Property in its own name, or otherwise in a form or manner that may, in its reasonable judgment, expose it to liability. In the event that Agent deems that it may be considered an “owner or operator” under any environmental laws or otherwise cause Agent to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, Agent reserves the right, instead of taking such action, either to resign as Agent subject to the terms and conditions of Section 14.6 or to arrange for the transfer of the title or control of the asset to a court appointed receiver. Agent will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any Hazardous Materials into the environment.

(d) In connection with any tax affidavit or similar instrument required to be filed or delivered by Agent in connection with any mortgage, deed of trust or similar instrument, Agent shall complete such tax affidavit or similar instrument pursuant to the information provided to it in a certificate executed by an authorized officer of the applicable Loan Party pledging such Real Property. Agent shall be entitled to conclusively rely on the information provided to it in such certificate and shall not be liable to the Loan Parties, the Lenders or any other Person for its acting in reliance thereon. Borrowers shall indemnify Agent for any losses Agent may incur as a result of its reliance on such certificate of the applicable Loan Party, including without limitation, any losses relating to any incorrect or misleading information provided in any tax affidavit based upon information contained in the certificate of the applicable Loan Party.

(e) Anything contained in this Agreement or any Other Documents to the contrary notwithstanding, the Loan Parties, Agent and each Lender hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty or any Other Document relating to the Collateral, it being understood and agreed that all powers, rights and remedies under this Agreement or any of the Other Documents relating to the Collateral may be exercised solely by Agent, for the benefit of the Secured Parties in accordance with the terms hereof and thereof and all powers, rights and remedies under this Agreement and such Other Documents relating to the Collateral may be exercised solely by Agent for the benefit of the Secured Parties in accordance with the terms hereof and thereof, and (ii) in the event of a foreclosure or similar enforcement action by Agent on any of the Collateral pursuant to a public or private sale or other Disposition (including, without limitation, pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the United States Bankruptcy Code), Agent (or any Lender, except with respect to a “credit bid” pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the United States Bankruptcy Code,) may be the purchaser or licensor of any or all of such Collateral at any such sale or other Disposition and Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities) shall be entitled, upon instructions from the Required Lenders, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale or Disposition, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Agent at such sale or other Disposition.

14.11 Withholding Tax. To the extent required by Applicable Law, Agent may deduct or withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the IRS or any other Governmental Body asserts a claim that Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify Agent of a change in circumstance that rendered the exemption from, or reduction of, withholding Tax ineffective), such Lender shall indemnify and hold harmless Agent fully for all amounts paid, directly or indirectly, by Agent as Tax or otherwise, including any penalties, additions to Tax or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Body. A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any Other Document against any amount due to Agent under this Section 14.11. The agreements in this Section 14.11 shall survive the resignation and/or replacement of Agent, any assignment of rights by, or the replacement of, a Lender, the termination of this Agreement and the repayment, satisfaction or discharge of all other Obligations.

14.12 No Reliance on Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA PATRIOT Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended, modified, supplemented or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, this Agreement or the Other Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such Anti-Terrorism Laws.

14.13 ~~Swiss Law Governed Security Documents.~~[Reserved].

~~(a) Without prejudice to the provisions of this Agreement or any of the Other Documents, the parties hereto acknowledge and agree that, for the purposes of taking and ensuring the continuing validity of any pledge or security agreement governed by the laws of Switzerland, Agent shall hold: (i) the security that it holds under any such Swiss law governed pledge or security agreement that is accessory in nature (akzessorisch) for itself and for and on behalf of the other Secured Parties as a direct representative (direkte Stellvertretung) and (ii) the security that it holds under any such Swiss law governed pledge or security agreement that is non-accessory in nature (nicht-akzessorisch) as an agent for the benefit of the Secured Parties (Halten unter einem Treuhandveraltnis).~~

~~(b) With regards to any pledge or security agreement governed by the laws of Switzerland, (i) each Lender (on behalf of itself and its Affiliates) hereby appoints, authorizes and directs Agent (x) to enter into, do all actions required in connection with and enforce (all in accordance with this Agreement) each of the Other Documents governed by the laws of Switzerland that is non-accessory in nature (nicht-akzessorisch) not in its own name but for the benefit of the Secured Parties, and (y) to enter into, do all actions required in connection with and enforce (all in accordance with this Agreement) each of the Other Documents governed by the laws of Switzerland that is accessory in nature (akzessorisch) for itself and for and on behalf of the Secured Parties as a direct representative (direkter Stellvertreter), and each Lender (on behalf of itself and its Affiliates) and (ii) each Loan Party acknowledges that each Lender (including, without limitation, any future Lender) will be a party to each of the Other Documents governed by the laws of Switzerland.~~

14.14 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Agent makes a payment hereunder in error to any Lender, whether or not in respect of an Obligation due and owing by the Borrowers at such time, where such payment is a Rescindable Amount, then in any such event, each Lender receiving a Rescindable Amount severally agrees to repay to the Agent forthwith on demand the Rescindable Amount received by such Lender in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation. Each Lender irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Agent shall inform each Lender promptly upon determining that any payment made to such Lender comprised, in whole or in part, a Rescindable Amount.

XV BORROWING AGENCY.

15.1 Borrowing Agency Provisions.

(a) Each Loan Party hereby irrevocably designates Borrowing Agent to be its attorney and agent and in such capacity to (i) borrow, (ii) sign and endorse notes, (iii) execute and deliver all instruments, documents, applications, security agreements and all other agreements, documents, instruments, certificates, notices and further assurances now or hereafter required hereunder, (iv) make elections regarding interest rates, and (v) otherwise take action under and in connection with this Agreement and the Other Documents, all on behalf of and in the name such Loan Party or the Loan Parties, and hereby authorizes Agent to pay over or credit all loan proceeds hereunder in accordance with the request of Borrowing Agent.

(b) The handling of this credit facility as a co-borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to the Loan Parties and at their request. Neither Agent nor any Lender shall incur liability to the Loan Parties as a result thereof. To induce Agent and Lenders to do so and in consideration thereof, each Loan Party hereby indemnifies Agent and each Lender and holds Agent and each Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Agent or any Lender by any Person arising from or incurred by reason of the handling of the financing arrangements of the Loan Parties as provided herein, reliance by Agent or any Lender on any request or instruction from Borrowing Agent or any other action taken by Agent or any Lender with respect to this Section 15.1 except due to the willful misconduct or gross (not mere) negligence by the indemnified party (as determined by a court of competent jurisdiction in a final and non-appealable judgment or order).

(c) All Obligations shall be joint and several, and each Loan Party shall make payment upon the maturity of the Obligations by acceleration or otherwise, and such obligation and liability on the part of each Loan Party shall in no way be affected by any extensions, renewals or forbearance granted by Agent or any Lender to any Loan Party, failure of Agent or any Lender to give any Loan Party notice of borrowing or any other notice, any failure of Agent or any Lender to pursue or preserve its rights against any Loan Party, the release by Agent or any Lender of any Collateral now or thereafter acquired from any Loan Party, and such agreement by each Loan Party to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Agent or any Lender to the other Loan Parties or any Collateral for such Loan Party’s Obligations or the lack thereof. Each Loan Party waives all suretyship defenses. Each of the Loan Parties shall be jointly and severally liable with respect to its Obligations under this Agreement and the Other Documents to which it is party (including each other payment, reimbursement, indemnification and contribution Obligation under this Agreement and any Other Document).

15.2 Waiver of Subrogation. Each Loan Party expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which such Loan Party may now or hereafter have against the other Loan Parties or any other Person directly or contingently liable for the Obligations hereunder, or against or with respect to any other Loan Parties’ property (including, without limitation, any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement, until the termination of the Commitments, the termination of this Agreement and the Payment in Full of the Obligations.

XVI MISCELLANEOUS.

16.1 Governing Law. This Agreement and each Other Document (unless and except to the extent expressly provided otherwise in any such Other Document), and all matters relating hereto or thereto or arising herefrom or therefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York. Any judicial proceeding brought by or against any Loan Party with respect to any of the Obligations, this Agreement or any of the Other Documents shall be brought in any court of competent jurisdiction in the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York sitting in the Borough of Manhattan, and appellate courts from any thereof, and, by execution and delivery of this Agreement, each party to this Agreement accepts for itself and in connection with its properties, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each party to this Agreement hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to Borrowing Agent (for all Loan Parties) at its address set forth in Section 16.6 hereof and to all other parties to this Agreement to their respective addresses set forth in Section 16.6 hereof and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America, or, at Agent’s option, by service upon Borrowing Agent which each Loan Party irrevocably appoints as such Loan Party’s agent for the purpose of accepting service within the State of New York. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against any Loan Party in the courts of any other jurisdiction. Each party to this Agreement waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each Loan Party waives the right to remove any judicial proceeding brought against such Loan Party in any state court to any federal court. Any judicial proceeding by any Loan Party against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any of the Other Documents, shall be brought only in a federal or state court located in the County of New York, State of New York.

16.2 Entire Understanding.

(a) This Agreement and the documents executed concurrently herewith contain the entire understanding between each Loan Party, Agent and each Lender and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. Any promises, representations, warranties or guarantees not set forth herein and hereinafter made shall have no force and effect unless in writing, signed by each Loan Party’s, Agent’s and each Lender’s respective officers or authorized signatories. Neither this Agreement nor any portion or provisions hereof may be amended, modified, changed, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged. Each Loan Party acknowledges that it has been advised by counsel in connection with the execution of this Agreement and Other Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

(b) Neither this Agreement nor any Other Document nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by Required Lenders and the Loan Parties; provided, however, that no such agreement shall, directly or indirectly:

(i) increase the amount or extend the expiration date of any Commitment of any Lender, in each case without the written consent of each Lender directly affected thereby;

(ii) extend or otherwise postpone the Term or the time for payment of principal, MOIC Amount or interest of the Loans, or any fee payable to any Lender, or reduce the principal amount of, the MOIC Amount with respect to or the rate of interest borne by the Loans or reduce any fee payable to any Lender, in each case, without the consent of each Lender directly affected thereby (except that Required Lenders may elect to waive or rescind any imposition of the Default Rate under Section 3.1 hereof);

(iii) alter the definitions of the terms, or “Required Lenders” or alter, amend or modify, directly or indirectly, this Section 16.2(b) or any provision of this Agreement that requires the consent of all Lenders or any affected Lender without the consent of all Lenders;

(iv) alter, amend or modify the provisions of Section 2.2(d) or Section 11.5 hereof without the consent of each Lender directly and adversely affected thereby;

(v) release all or substantially all of the Collateral or all or substantially all of the Guarantors under the Guaranty (other than in accordance with the provisions of this Agreement) without the consent of all Lenders;

(vi) release any Borrower without the consent of all Lenders; or

(vii) amend, modify or waive any provision of Article XIV or any other provision affecting the rights, duties or obligations of Agent without the consent of Agent.

(c) Any such supplemental agreement shall apply equally to each Lender and shall be binding upon the Loan Parties, Lenders and Agent and all future holders of the Obligations. In the case of any waiver, the Loan Parties, Agent and Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

(d) Notwithstanding anything to the contrary in this Section 16.2, in the definition of “Required Lenders” or otherwise in this Agreement or any Other Document to the contrary:

(i) for purposes of determining whether the Required Lenders have (A) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of this Agreement or of any Other Document or any departure by any Loan Party therefrom, or any plan of reorganization, plan of arrangement, proposal or similar plan pursuant to any proceeding relating to any Insolvency Event, (B) otherwise acted on any matter related to this Agreement or any Other Document, or (C) directed or required the Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under this Agreement or any Other Document, no Fourth Amendment Lender shall have any right to consent (or not consent), otherwise act or direct or require the Agent or any Lender to take (or refrain from taking) any such action and all Fourth Amendment Loans held by such Fourth Amendment Lenders shall be deemed to have been voted in the same proportion as the allocation of voting by Lenders that are not Fourth Amendment Lenders for all purposes of calculating whether the Required Lenders have taken any actions; and

(ii) notwithstanding the above, Fourth Amendment Lenders shall have the right to vote on any amendment, modification, waiver, consent or other action requiring the written consent of each Lender or of each Lender directly and adversely affected thereby under Sections 16.2(b)(i), (ii) and (v) above.

Notwithstanding anything in this Agreement or the Other Documents to the contrary, but subject to the foregoing clauses (i) and (ii), each Fourth Amendment Lender, to the maximum extent permitted by Applicable Law, hereby agrees that, if a proceeding under any Insolvency Event shall be commenced by or against the Borrower or any other Loan Party at a time when such Lender is a Fourth Amendment Lender, such Fourth Amendment Lender (a) irrevocably authorizes and empowers the Agent to vote on behalf of such Fourth Amendment Lender with respect to the Fourth Amendment Loans held by such Fourth Amendment Lender in any manner in the Agent’s sole discretion, unless the Agent instructs such Fourth Amendment Lender to vote, in which case such Fourth Amendment Lender shall vote with respect to the Fourth Amendment Loans held by it as the Agent directs, (b) if the Agent does not vote on behalf of such Fourth Amendment Lender or instruct such Fourth Amendment Lender to vote, such Fourth Amendment Lender shall not vote, and (c) if such Fourth Amendment Lender does vote notwithstanding the foregoing restrictions, such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected a proposed plan of reorganization in accordance with Section 1126(e) of the United States Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and (d) not to contest any request by any party for a determination by a court of competent jurisdiction effectuating the foregoing clause (c); provided that such Fourth Amendment Lender shall be entitled to vote in accordance with its sole discretion (and not in accordance with the direction of the Agent) in connection with any plan of reorganization to the extent any such plan of reorganization proposes to treat any Obligations held by such Fourth Amendment Lender in a manner that is less favorable in any material respect to such Fourth Amendment Lender than the proposed treatment of similar Obligations held by Lenders that are not Fourth Amendment Lenders. Each Fourth Amendment Lender and each other Lender that is not a Fourth Amendment Lender agree and acknowledge that the provisions set forth in this Section 16.2(d) constitute a “subordination agreement” as such term is contemplated by, and utilized in, Section 510(a) of Title 11 of the United States Code (as in effect from time to time) or any other law, regulation or proceeding related to any Insolvency Event, and, as such, would be enforceable for all purposes in any case where Holdings, the Borrowers or any of their Subsidiaries have filed for protection under any law relating to bankruptcy, insolvency or reorganization or relief of debtors applicable to Holdings, the Borrowers or such Subsidiaries, as applicable, or any other Insolvency Event. Each Fourth Amendment Lender hereby irrevocably appoints the Agent (such appointment being coupled with an interest) as such Fourth Amendment Lender’s attorney-in-fact, with full authority in the place and stead of such Fourth Amendment Lender and in the name of such Fourth Amendment Lender (solely in respect of Fourth Amendment Loans and participations therein and not in respect of any other claim or status such Fourth Amendment Lender may otherwise have), from time to time in the Agent’s discretion to take any action and to execute any instrument that the Agent may deem reasonably necessary to carry out the provisions of this Section 16.2(d).

Notwithstanding anything to the contrary in this Agreement or in any Other Document, (1) any waiver, amendment, modification or consent in respect of this Agreement or any Other Document that by its terms affects the rights or duties under this Agreement or any Other Document of Lenders holding Loans or Commitments of a particular Tranche (but not the Lenders holding Loans or Commitments of any other Tranche) may be effected by an agreement or agreements in writing entered into by the Borrowers and the requisite percentage in interest of the Lenders with respect to such Tranche that would be required to consent thereto under this Section 16.2 if such Lenders were the only Lenders hereunder at the time and (2) this Agreement and the Other Documents may be amended (or amended and restated) to effect an Extension Amendment solely in accordance with the terms set forth in this Agreement with respect thereto.

16.3 Successors and Assigns; Participations; New Lenders.

(a) This Agreement shall be binding upon and inure to the benefit of the Loan Parties, Agent, each Lender, all future holders of the Obligations and their respective successors and assigns, except that no Loan Party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

(b) Each Loan Party acknowledges that in the regular course of commercial banking business one or more Lenders may at any time and from time to time sell participating interests in the Loans to other Persons (each such transferee or purchaser of a participating interest, a “Participant”). Each Participant may exercise all rights of payment (including rights of set-off) with respect to the portion of such Loans held by it or other Obligations payable hereunder as fully as if such Participant were the direct holder thereof provided that (i) the Loan Parties shall not be required to pay to any Participant more than the amount which it would have been required to pay to any Lender which granted an interest in its Loans or other Obligations payable hereunder to such Participant had such Lender retained such interest in the Loans hereunder or other Obligations payable hereunder unless the sale of the participation to such Participant is made with the prior written consent of Borrowing Agent and such Participant acknowledges that it is entitled to no greater rights hereunder and under the Other Documents than the applicable Lender, and (ii) in no event shall the Loan Parties be required to pay any such amount arising from the same circumstances and with respect to the same Loans or other Obligations payable hereunder to both such Lender and such Participant. Each Loan Party hereby grants to any Participant a continuing security interest in any deposits, moneys or other property actually or constructively held by such Participant as security for the Participant’s interest in the Loans. Each Lender that sells a participation shall maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other Obligations hereunder or under any Other Document) to any Person except to the extent that such disclosure is necessary to establish that any such Commitment, Loan or other Obligation is in registered form under Treas. Reg. Section 5f.103-1(c). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register.

(c) Any Lender, with notice to Agent, may sell, assign and transfer all or any part of its rights and obligations under or relating to Loans under this Agreement and the Other Documents to one or more additional Persons (each a “Purchasing Lender”), in minimum amounts of not less than $5,000,000 (or such lower amount as the Agent may agree in its reasonable discretion), pursuant to an Assignment Agreement, executed by a Purchasing Lender and the transferor Lender, and acknowledged by Agent and delivered to Agent for recording, provided, however, that (i) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans under this Agreement in which such Lender has an interest and (ii) the consent of Borrowing Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any such sale, assignment or transfer by a Lender unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Permitted Assignee; provided, further, that Borrowing Agent shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to Agent within seven (7) Business Days after having received prior written notice thereof. Upon such execution, delivery, acknowledgment and recording, from and after the transfer effective date determined pursuant to such Assignment Agreement, (i) Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Assignment Agreement, have the rights and obligations of a Lender thereunder as set forth therein, and (ii) the transferor Lender thereunder shall, to the extent provided in such Assignment Agreement, be released from its obligations under this Agreement, the Assignment Agreement creating a novation for that purpose. Such Assignment Agreement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. Each Loan Party hereby consents to the addition of such Purchasing Lender and the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Other Documents. The Loan Parties shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing.

(d) Any Lender, with notice to Agent, may directly or indirectly sell, assign and transfer all or any portion of its rights and obligations under or relating to Loans under this Agreement and the Other Documents to an entity, whether a corporation, partnership, trust, limited liability company or other entity that (i) is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and (ii) is administered, serviced or managed by the assigning Lender or an Affiliate of such Lender (a “Purchasing CLO” and together with each Participant and Purchasing Lender, each a “Transferee” and collectively the “Transferees”), pursuant to an Assignment Agreement modified as appropriate to reflect the interest being assigned (“Modified Assignment Agreement”), executed by any intermediate purchaser, the Purchasing CLO, and the transferor Lender, as appropriate and delivered to Agent for recording (it being acknowledged that Agent may accept such Modified Assignment Agreement on its face and shall not be liable for any differences in form between the Assignment Agreement and the Modified Assignment Agreement). Upon such execution and delivery, from and after the transfer effective date determined pursuant to such Modified Assignment Agreement, (i) Purchasing CLO thereunder shall be a party hereto and, to the extent provided in such Modified Assignment Agreement and recordation in the Register, have the rights and obligations of a Lender thereunder and (ii) the transferor Lender thereunder shall, to the extent provided in such Modified Assignment Agreement, be released from its obligations under this Agreement, the Modified Assignment Agreement creating a novation for that purpose. Such Modified Assignment Agreement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing CLO. Each Loan Party hereby consents to the addition of such Purchasing CLO. The Loan Parties shall execute and deliver such further documents and do such further acts and things in order to effectuate the foregoing.

(e) Agent, acting as a non-fiduciary agent of the Loan Parties, shall maintain at its address a copy of each Assignment Agreement and Modified Assignment Agreement delivered to it and the Register for the recordation of the names and addresses of each Lender and the outstanding principal, accrued and unpaid interest and other amounts due hereunder. The entries in the Register shall be conclusive, in the absence of manifest error, and each Loan Party, Agent and Lenders may treat each Person whose name is recorded in the Register as the owner of the Loans recorded therein for the purposes of this Agreement. The Register shall be available for inspection by Borrowing Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice. Agent shall receive a fee in the amount of $3,500 payable by the applicable Purchasing Lender and/or Purchasing CLO upon the effective date of each transfer or assignment (other than to an intermediate purchaser) to such Purchasing Lender and/or Purchasing CLO; provided that Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment.

(f) Each Loan Party authorizes each Lender to disclose to any Transferee and any prospective Transferee any and all financial information in such Lender’s possession concerning such Loan Party which has been delivered to such Lender by or on behalf of such Loan Party pursuant to this Agreement or in connection with such Lender’s credit evaluation of such Loan Party; provided that such Transferee or prospective Transferee shall agree to be bound by the provisions of Section 16.15 hereof.

(g) Notwithstanding anything to the contrary set forth in this Agreement, any Lender may at any time and from time to time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h) Notwithstanding the foregoing, except in connection with Refinancing Indebtedness with respect to such Obligations or a Refinancing Amendment entered into pursuant to Section 2.7, (i) each Lender hereby agrees that it shall not assign or otherwise transfer, or sell any participating interests in, any of the Obligations (and/or interests in any Other Document) that are not Fourth Amendment Loans (or interests related thereto) to a Fourth Amendment Lender without the Required Lenders’ prior written consent to be provided in their sole discretion and (ii) the Fourth Amendment Lenders may not sell, assign, transfer or participate the Fourth Amendment Loans (or any Obligations related thereto) to any other Person that is not an Affiliate of such Fourth Amendment Lender and that does not hold any Loans other than Fourth Amendment Loans (or hold any Obligations that are not directly related to the Fourth Amendment Loans), and in each case of the foregoing, any transaction that violates either clause (i) or clause (ii) shall be void ab initio; provided that this Section 16.3(h) shall not restrict the incurrence of Refinancing Indebtedness.

16.4 Application of Payments. Agent shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations. To the extent that any Loan Party makes a payment or Agent or any Lender receives any payment or proceeds of the Collateral for any Loan Party’s benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Agent or such Lender.

16.5 Indemnity.

(a) Each Loan Party, jointly and severally, shall defend, protect, indemnify, pay, save and hold harmless Agent (and any sub-agent thereof), each Lender and each of their respective officers, directors, Affiliates, attorneys, employees and agents (each an “Indemnified Party”) for and from and against any and all claims, demands, liabilities, obligations, losses, damages, penalties, fines, actions, judgments, suits, costs (including settlement costs and the costs of enforcing this indemnity), charges, expenses and disbursements of any kind or nature whatsoever (including reasonable and documented fees and disbursements of counsel (including allocated costs of internal counsel)) (collectively, “Claims”) which may be imposed on, incurred by, or asserted against any Indemnified Party arising out of or in any way relating to or as a consequence, direct or indirect, of: (i) this Agreement, the Other Documents, the Loans and other Obligations and/or the transactions contemplated hereby including the Transactions, (ii) any action or failure to act or action taken only after delay or the satisfaction of any conditions by any Indemnified Party in connection with and/or relating to the negotiation, execution, delivery or administration of the Agreement and the Other Documents, the credit facilities established hereunder and thereunder and/or the transactions contemplated hereby including the Transactions, (iii) any Loan Party’s failure to observe, perform or discharge any of its covenants, obligations, agreements or duties under or breach of any of the representations or warranties made in this Agreement and the Other Documents, (iv) the enforcement of any of the rights and remedies of Agent or any Lender under this Agreement and the Other Documents, (v) any threatened or actual imposition of fines or penalties, or disgorgement of benefits, for violation of any Anti-Terrorism Law by any Loan Party or any Subsidiary of any Loan Party, and (vi) any claim, litigation, proceeding or investigation instituted or conducted by any Governmental Body or instrumentality or any other Person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement or the Other Documents, whether or not Agent or any Lender is a party thereto. Without limiting the generality of any of the foregoing, each Loan Party shall defend, protect, indemnify, pay and save harmless each Indemnified Party from any Claims which may be imposed on, incurred by, or asserted against any Indemnified Party under any Environmental Laws with respect to or in connection with any Real Property owned or leased by any Loan Party, any Hazardous Discharge, the presence of any Hazardous Materials affecting any Real Property owned or leased by any Loan Party (whether or not the same originates or emerges from such Real Property or any contiguous real estate), including any Claims consisting of or relating to the imposition or assertion of any Lien on any Real Property owned or leased by any Loan Party under any Environmental Laws and any loss of value of such Real Property as a result of the foregoing except to the extent such loss, liability, damage and expense is attributable to any Hazardous Discharge resulting from actions on the part of Agent or any Lender. The Loan Parties’ obligations under this Section 16.5 shall arise upon the discovery of the presence of any Hazardous Materials at any Real Property owned or leased by any Loan Party, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Materials, in each such case except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of the Indemnified Party (as determined by a court of competent jurisdiction in a final and non-appealable judgment or order). Without limiting the generality of the foregoing, this indemnity shall extend to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including fees and disbursements of counsel) asserted against or incurred by any of the Indemnified Parties by any Person under any Environmental Laws or similar laws by reason of any Loan Party’s or any other Person’s failure to comply with laws applicable to solid or hazardous waste materials, including Hazardous Materials and Hazardous Waste, or other Toxic Substances. The foregoing to the contrary notwithstanding, (A) the Loan Parties shall have no obligation to any Indemnified Party under this Section 16.5 with respect to any Claims that (I) a court of competent jurisdiction determines by a final and non-appealable judgment or order to have resulted from the gross negligence or willful misconduct of such Indemnified Party; (II) result from disputes solely between or among the Lenders or from disputes solely between or among the Lenders and their respective Affiliates; it being understood and agreed that the provisions of this Section 16.5 shall extend to Agent (but not the Lenders) relative to disputes between or among Agent, on the one hand, and one or more Lenders, or one or more of their Affiliates, on the other hand, and (B) any obligation for any Claim with respect to legal counsel shall be limited to the reasonable and documented fees, charges and disbursements of (I) one primary counsel and any special and local counsel for Agent and one primary counsel and any special and local counsel for the other Indemnified Parties and (II) in the event of any actual or potential conflicts of interest, one additional primary counsel and any additional special and local counsel, in each case, for all similarly situated Indemnified Parties. This Section 16.5 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(b) To the extent that the Borrowers for any reason fail to indemnify Agent or pay any amount required under Section 16.5(a) or Section 16.9 to be paid by them to Agent (or any sub-agent thereof) and its officers, directors, Affiliates, attorneys, employees and agents, each Lender severally agrees to indemnify Agent from and against any all Claims which may be imposed on, incurred by or asserted against Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement or any Other Document and pay to Agent (or any such sub-agent) or its officers, directors, Affiliates, attorneys, employees and agents, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of outstanding Loans of all Lenders at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified Claim, as the case may be, was incurred by or asserted against the Agent (or any such sub-agent) or against any of its officers, directors, Affiliates, attorneys, employees and agents acting for Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this Section 16.5(b) are several and not joint.

16.6 Notice. Any notice or request hereunder may be given to Borrowing Agent or any Loan Party or to Agent or any Lender at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice, request, demand, direction or other communication (for purposes of this Section 16.6 only, a “Notice”) to be given to or made upon any party hereto under any provision of this Agreement shall be given or made in writing (which includes by means of electronic transmission (i.e., “e-mail”) or facsimile transmission or by setting forth such Notice on a website to which the Loan Parties are directed (an “Internet Posting”) if Notice of such Internet Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 16.6) in accordance with this Section 16.6. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names set forth below in this Section 16.6 or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 16.6. Any Notice shall be effective:

(a) In the case of hand-delivery, when delivered;

(b) If given by mail, four (4) days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

(c) In the case of a facsimile transmission, when sent to the applicable party’s facsimile machine’s telephone number, if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

(d) In the case of electronic transmission, when actually received;

(e) In the case of an Internet Posting, upon delivery of a Notice of such posting (including the information necessary to access such site) by another means set forth in this Section 16.6; and

(f) If given by any other means (including by overnight courier), when actually received.

Any Lender giving a Notice to Borrowing Agent or any Loan Party shall concurrently send a copy thereof to Agent, and Agent shall promptly notify the other Lenders of its receipt of such Notice.

(A)	If to Agent at:

~~Blue Torch Finance~~Alter Domus (US) LLC

~~c/o Blue Torch Capital LP~~

~~150 East 58th Street~~

225 W. Washington St., ~~18~~9th Floor

~~New York, New York 10155~~

Chicago, Illinois 60606

Attention: Emily Ergang Pappas,

 Legal Department – Agency,

 Rick Ledenbach

Telephone: 312-564-5100

Email:

With copies to:

~~SEI – Blue Torch Capital Loan Ops~~

~~1 Freedom Valley Drive~~

~~Oaks, Pennsylvania 19456~~

~~Telecopier: (469) 709-1839~~

Holland & Knight LLP

150 N. Riverside Plaza, Suite 2700

Chicago, Illinois 60606

Attention: Joshua Spencer

Email: joshua.spencer@hklaw.com and

~~Schulte Roth & Zabel~~

alterdomus@hklaw.com

and

Allen Overy Shearman Sterling US LLP

~~919 Third~~599 Lexington Avenue

New York, New York 10022

Attention: Michael Steinberg ~~Gregory Ruback~~

Email: michael.steinberg@aoshearman.com

(B)	If to Borrowing Agent or any Loan Party:

Quantum Corporation

~~224 Airport Parkway, Suite 550~~

~~San Jose, CA 95110~~

10770 E Briarwood Ave.

Centennial, CO 80112

Attention: ~~Brian Cabrera~~ Laura Nash

Email:

with a copy to:

Latham & Watkins LLP

~~140 Scott Drive~~

~~Menlo Park, California 94025~~

10250 Constellation Blvd. Suite 1100

Los Angeles, CA 90067

Attention: ~~Tad J. Freese, Esq.~~ Mark Morris

~~Facsimile: (650) 463-2600~~

Email: mark.morris@lw.com

(C)	If to a Lender, to it at its address (or facsimile number) set forth on the signature pages hereof or as otherwise provided in an Assignment Agreement or a Notice provided hereunder.

16.7 Survival. The obligations of the Loan Parties under Sections 3.5, 3.6, 3.7, 3.8, 16.5 and 16.9 hereof and the obligations of Lenders under Sections 14.8 and 16.5 hereof shall survive termination of this Agreement and the Other Documents and the Payment in Full of the Obligations and the resignation or replacement of Agent.

16.8 Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

16.9 Expenses. The Loan Parties shall pay (a) all reasonable and documented out-of-pocket expenses incurred by Agent and Lenders (including the reasonable and documented fees, charges and disbursements of (w) one primary counsel and any special and local counsel to Agent, (x) counsel to the Initial Term Loan Lenders and the Delayed Draw Term Loan Lenders, (y) one primary counsel to Lenders with Fourth Amendment Loans and (z) any special and local counsel to Lenders), and shall pay all reasonable and documented fees and time charges and disbursements for attorneys who may be employees of Agent, in connection with the syndication of the credit facilities provided for herein, the Lenders’ due diligence investigation, the preparation, negotiation, execution, delivery and administration of this Agreement, the Other Documents, the Fourth Amendment Warrants, the Tenth Amendment and any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (b) all reasonable and documented out-of-pocket expenses incurred by Agent or any Lender (including the reasonable and documented fees, charges and disbursements of (v) one primary counsel and any special and local counsel for Agent, (w) counsel to the Initial Term Loan Lenders and the Delayed Draw Term Loan Lenders, (x) one primary counsel to Lenders with Fourth Amendment Loans and (y) any special and local counsel for Lenders and (z) in the event of any actual or potential conflicts of interest, one additional primary counsel and any additional special and local counsel, in each case, for all similarly situated Lenders), and shall pay all fees and time charges for attorneys who may be employees of Agent in connection with the enforcement or protection of its rights in connection with this Agreement and the Other Documents, including its rights under this Section, (c) all documented out-of-pocket expenses incurred by Agent or any Lender (including the reasonable and documented fees, charges and disbursements of (v) one primary counsel and any special and local counsel for Agent, (w) counsel to the Initial Term Loan Lenders and the Delayed Draw Term Loan Lenders, (x) one primary counsel to Lenders with Fourth Amendment Loans and (z) any special and local counsel for Lenders and (y) in the event of any actual or potential conflicts of interest, one additional primary counsel and any additional special and local counsel, in each case, for all similarly situated Lenders), in connection with the enforcement or protection of its rights in connection with the Loans issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans, and (d) all reasonable and documented out-of-pocket expenses of Agent’s regular employees and agents engaged periodically to perform audits of any Loan Party’s or any Loan Party’s Affiliate’s or Subsidiary’s books, records and business properties.

16.10 Injunctive Relief. Each Loan Party recognizes that, in the event any Loan Party fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, or threatens to fail to perform, observe or discharge such obligations or liabilities, any remedy at law may prove to be inadequate relief to Lenders; therefore, Agent and Lenders, if Agent or the Required Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that actual damages are not an adequate remedy.

16.11 Consequential Damages. Neither Agent nor any Lender, nor any agent or attorney for any of them, shall be liable to any Loan Party (or any Affiliate of any such Person) for indirect, punitive, exemplary or consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations or as a result of any transaction contemplated under this Agreement or any Other Document. Neither Quantum nor any of its Subsidiaries, nor any agent or attorney for any of them, shall be liable to any Lender or the Agent (or any Affiliate of any such Person) for indirect, punitive, exemplary or consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Obligations or as a result of any transaction contemplated under this Agreement or any Other Document; provided that the foregoing shall not limit the indemnification obligations of the Borrowers under Section 16.5 or limit the rights or remedies of Agent and Lenders under Article XI hereof, Applicable Law or otherwise.

16.12 Captions. The captions at various places in this Agreement are intended for convenience only and do not constitute and shall not be interpreted as part of this Agreement.

16.13 Counterparts; Electronic Signatures.

(a) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page of this Agreement by facsimile transmission, PDF (portable document format) or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the Other Documents shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(b) Agent is authorized and permitted to accept directions, certificates, requisitions, statements, notices, approvals, consents, requests, instructions, and any other communications (collectively, “Communications”) including but not limited to investment, account transfer, and payment instructions, via e-mail from an authorized corporate e-mail address as listed on an incumbency certificate provided by the applicable party to Agent. Any Loan Party or any Lender may deliver any Communications, including but not limited to investment, account transfer, and payment instructions, to Agent via e-mail, provided that such comes from one of the persons authorized on the incumbency certificate delivered pursuant to this section and from the respective authorized e-mail address. Any Communication via e-mail from the persons authorized on such incumbency certificate shall be considered signed by the person or persons designated by the applicable party. Agent is authorized and permitted to accept Communications, including but not limited to investment, account transfer, and payment instructions, provided via electronic signature. Any Loan Party or any Lender may authorize or sign any Communications, including but not limited to investment, account transfer, and payment instructions, for Agent using electronic signatures. Any electronic signature document delivered via email from a person authorized on the incumbency certificate delivered pursuant to this section shall be considered signed or executed by such person on behalf of the applicable party.

(c) Each of the Loan Parties, Agent and Lenders agrees on behalf of itself, and any Person acting or claiming by, under or through such party, that any written instrument delivered in connection with this Agreement, any Other Document or any related document, including without limitation any amendments or supplements to such documents, may be executed by electronic methods (whether by .pdf scan or utilization of an electronic signature platform or application). Any electronic signature document delivered via email from a person authorized on an incumbency certificate provided by any party to Agent shall be considered signed or executed by such person on behalf of such party. Each of the Loan Parties and the Lenders agrees to assume all risks arising out of the use of electronic methods for all purposes including the authorization, execution, delivery, or submission of documents, instruments, notices, directions, instructions, reports, opinions and certificates to Agent, including without limitation the risk of Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties.

16.14 Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

16.15 Confidentiality; Sharing Information.

(a) Agent, each Lender and each Transferee shall hold all non-public information obtained by Agent, such Lender or such Transferee pursuant to the requirements of this Agreement in accordance with Agent’s, such Lender’s and such Transferee’s customary procedures for handling confidential information of this nature; provided, however, Agent, each Lender and each Transferee may disclose such confidential information (a) to its examiners, so long as such examiners are informed of the confidential nature of such information; (b) to its Affiliates, outside auditors, counsel, other professional advisors and actual and potential financing sources, so long as such Affiliates, outside auditors, counsel, other professional advisors or actual or potential financing sources either have a legal obligation to keep such information confidential or agree to comply with the provisions of this Section 16.15; (c) to Agent or any Lender; (d) to any prospective Transferees, so long as such prospective Transferees agree to comply with the provisions of this Section 16.15; (e) as required or requested by any Governmental Body or representative thereof or pursuant to legal process; (f) in connection with the exercise of any remedies hereunder or under any Other Document or the enforcement of rights hereunder or thereunder; (g) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loans; (h) with the consent of Borrowers; or (i) to the extent that such information (x) becomes publicly available other than as a result of a breach of this Section 16.15, (y) becomes available to Agent, any Lender or any of their respective Affiliates on a non-confidential basis from a source other than Borrowers other than as a result of a breach of this Section 16.15 or (z) was independently developed by Agent, any Lender or any of their respective Affiliates; provided further that (i) unless specifically prohibited by Applicable Law, Agent, each Lender and each Transferee shall use its reasonable best efforts prior to disclosure thereof, to notify the applicable Loan Party of the applicable request for disclosure of such non-public information (A) by a Governmental Body or representative thereof (other than any such request in connection with an examination of the financial condition of a Lender or a Transferee by such Governmental Body) or (B) pursuant to legal process and (ii) in no event shall Agent, any Lender or any Transferee be obligated to return any materials furnished by any Loan Party other than those documents and instruments in possession of Agent or any Lender in order to perfect its Lien on the Collateral once the Obligations have been Paid in Full and this Agreement has been terminated. In addition, Agent and Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to Agent and Lenders in connection with the administration of this Agreement, the Other Documents and the Loans. Notwithstanding anything herein to the contrary, the information subject to this Section 16.15 shall not include, and Agent and Lenders may disclose without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the Loans, the Transactions and the other transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to Agent or Lenders relating to such tax treatment and tax structure; provided that, with respect to any document or similar item that in either case contains information concerning such “tax treatment” or “tax structure” as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to such “tax treatment” or “tax structure.”

(b) Each Loan Party acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to such Loan Party or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and each Loan Party hereby authorizes each Lender to share any information delivered to such Lender by such Loan Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such Subsidiary or Affiliate of such Lender, it being understood that any such Subsidiary or Affiliate of any Lender receiving such information shall be bound by the provisions of this Section 16.15 as if it were a Lender hereunder. Such authorization shall survive the repayment of the other Obligations and the termination of this Agreement. Notwithstanding any non-disclosure agreement or similar document executed by Agent in favor of any Loan Party or any of any Loan Party’s affiliates, the provisions of this Agreement shall supersede such agreements.

16.16 No Publicity. Except as otherwise permitted herein, each Loan Party agrees not to disclose to third parties (other than Persons who have a “need to know” in connection with the Transactions), the existence or terms and conditions of this Agreement or the Other Documents, unless required by law or with the written permission of the Lenders. Each Loan Party shall direct its officers, directors, Affiliates, attorneys, employees and agents to comply with the terms of this section, and the Loan Parties will be responsible for any breach of the terms of this paragraph by any of such Persons. This provision shall survive any termination of this Agreement. Each Loan Party agrees that legal remedies available at law or in equity to the Lenders, including injunctive relief, may be appropriate in the event of a breach of this provision by any Loan Party.

16.17 Certifications From Banks and Participants; USA PATRIOT Act.

(a) Each Lender or assignee or participant of a Lender that is not incorporated under the Laws of the United States of America or a state thereof (and is not excepted from the certification requirement in Section 313 of the USA PATRIOT Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to Agent the certification, or, if applicable, recertification, certifying that such Lender is not a “shell” and certifying to other matters as required by Section 313 of the USA PATRIOT Act and the applicable regulations: (1) within ten (10) days after the Closing Date, and (2) at such other times as are required under the USA PATRIOT Act.

(b) The USA PATRIOT Act requires all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, each Lender may from time to time request, and each Loan Party shall provide to Lender, such Loan Party’s name, address, tax identification number and/or such other identifying information as shall be necessary for Lender to comply with the USA PATRIOT Act, any other Anti-Terrorism Law, and any other “know your customer” rules and regulations.

16.18 Anti-Terrorism Laws.

(a) Each Loan Party represents and warrants that (i) no Covered Entity and, to the knowledge of the Loan Parties, no agent of any Covered Entity, is a Sanctioned Person and (ii) no Covered Entity and, to the knowledge of the Loan Parties, no agent of any Covered Entity, either in its own right or through any third party, (A) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (C) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.

(b) Each Loan Party covenants and agrees that (i) no Covered Entity will become a Sanctioned Person, (ii) no Covered Entity, either in its own right or through any third party, will (A) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (C) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (D) use the Loans to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law, (iii) the funds used to repay the Obligations will not be derived from any unlawful activity, (iv) each Covered Entity shall comply with all Anti-Terrorism Laws and (v) the Loan Parties shall promptly notify Agent and Lenders in writing upon the occurrence of a Reportable Compliance Event.

16.19 Acknowledgment and Consent to Bail-In. Notwithstanding anything to the contrary contained in this Agreement, any Other Document, or any other agreement, arrangement or understanding among any Agent, Lenders and the Loan Parties, Agent, each Lender and each Loan Party acknowledges and accepts that any liability of any Party to any other Party under this Agreement or any Other Document, to the extent such liability is unsecured, may be subject to the Bail-In Action by the relevant Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by the effect of:

(a) any Bail-In Action on any such liability, including, if applicable (without limitation):

(i) a reduction in full or in part, in the principal amount, or outstanding amount due (including any accrued by unpaid interest) in respect of such liability;

(ii) a conversion of all, or a part of, any such liability into shares or other instruments of ownership that may be issued to it or otherwise conferred on it; or

(iii) a cancellation of any such liability;

(b) the variation of the terms of this Agreement or any Other Document to the extent necessary to give effect to any Bail-In Action in relation to such liability.

XVII GUARANTY.

17.1 Guaranty. Each Guarantor hereby unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other Guarantor when and as due, whether at maturity, by acceleration, by notice of prepayment or otherwise, the due and punctual performance of all Obligations. Each Guarantor shall be liable under its guarantee set forth in this Section 17.1, without any limitation as to amount, for all present and future Obligations, including specifically all future increases in the outstanding amount of the Loans or other Obligations and other future increases in the Obligations, whether or not any such increase is committed, contemplated or provided for by this Agreement or the Other Documents on the date hereof. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all Obligations (including, without limitation, interest, MOIC Amount, fees, costs and expenses) that would be owed by any other obligor on the Obligations but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy proceeding involving such other obligor because it is the intention of the Guarantors and Secured Parties that the Obligations which are guaranteed by the Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve Borrowers or any other Guarantor of any portion of such Obligations. Each payment made by any Guarantor pursuant to this Guaranty shall be made in lawful money of the United States in immediately available funds.

17.2 Taxes. Notwithstanding the provisions of Section 3.8, if any Guarantor is required to deduct any Indemnified Taxes (including any Other Taxes) from a payment in respect of an Obligation, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had the payment been made by the Borrower in respect of whose Obligation the Guarantor is making payment and had no such deductions been made and (ii) Guarantor shall make such deductions and (iii) Guarantor shall timely pay the full amount deducted to the relevant Governmental Body in accordance with Applicable Law.

17.3 Waivers. Each Guarantor hereby absolutely, unconditionally and irrevocably waives (a) promptness, diligence, notice of acceptance, notice of presentment of payment and any other notice hereunder, (b) demand of payment, protest, notice of dishonor or nonpayment, notice of the present and future amount of the Obligations and any other notice with respect to the Obligations, (c) any requirement that Agent or any Lender protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right or take any action against any other Loan Party, any other Person or any Collateral, (d) any other action, event or precondition to the enforcement hereof or the performance by each such Guarantor of the Obligations, and (e) any defense arising by any lack of capacity or authority or any other defense of any Loan Party or any notice, demand or defense by reason of cessation from any cause of Obligations other than the Payment in Full of the Obligations and any defense that any other guarantee or security was or was to be obtained by Agent.

17.4 No Defense. No invalidity, irregularity, voidableness, voidness or unenforceability of this Agreement or any Other Document or any other agreement or instrument relating thereto or of all or any part of the Obligations or of any collateral security therefor shall affect or impair this Guaranty or be a defense hereunder.

17.5 Guaranty of Payment . The Guaranty hereunder is one of payment and performance, not collection, and the obligations of each Guarantor hereunder are independent of the Obligations of the other Loan Parties, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce the terms and conditions of this Article XVII, irrespective of whether any action is brought against any other Loan Party or other Persons or whether any other Loan Party or other Persons are joined in any such action or actions. Each Guarantor waives any right to require that any resort be had by Agent or any Lender to any security held for payment of the Obligations or to any balance of any deposit account or credit on the books of Agent or any Lender in favor of any Loan Party or any other Person. No election to proceed in one form of action or proceedings, or against any Person, or on any Obligations, shall constitute a waiver of Agent’s right to proceed in any other form of action or proceeding or against any other Person unless Agent has expressed any such right in writing. Without limiting the generality of the foregoing, no action or proceeding by Agent against any Loan Party under any document evidencing or securing indebtedness of any Loan Party to Agent or Lenders shall diminish the liability of any Guarantor hereunder, except to the extent Agent receives actual payment on account of Obligations by such action or proceeding, notwithstanding the effect of any such election, action or proceeding upon the right of subrogation of any Guarantor in respect of any Loan Party.

17.6 Liabilities Absolute. The liability of each Guarantor hereunder shall be absolute, unlimited and unconditional and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any claim, defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any other Obligation or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor shall not be discharged or impaired, released, limited or otherwise affected by:

(a) the validity or enforceability of this Agreement or any Other Document, any of the Obligations or any other guaranty or right of offset with respect thereto at any time or from time to time held by Agent or any Lender;

(b) any change in the manner, place or terms of payment or performance, and/or any change or extension of the time of payment or performance of, release, renewal or alteration of, or any new agreements relating to any Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, or any rescission of, or amendment, waiver or other modification of, or any consent to departure from, this Agreement or any Other Document, including any increase in the Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

(c) any sale, exchange, release, surrender, loss, abandonment, realization upon any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any of the Obligations, and/or any offset thereagainst, or failure to perfect, or continue the perfection of, any Lien in any such property, or delay in the perfection of any such Lien, or any amendment or waiver of or consent to departure from any other guaranty for all or any of the Obligations;

(d) the failure of Agent or any Lender to assert any claim or demand or to enforce any right or remedy against any other Loan Party or any other Person under the provisions of this Agreement or any Other Document or any other document or instrument executed and delivered in connection herewith or therewith;

(e) any change, reorganization or termination of the corporate structure or existence of Borrower or any Guarantor or any of their Subsidiaries and any corresponding restructuring of the Obligations;

(f) any settlement or compromise of any Obligation, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and any subordination of the payment of all or any part thereof to the payment of any obligation (whether due or not) of any Loan Party to creditors of any Loan Party other than any other Loan Party;

(g) any exercise of remedies with respect to any security for the Obligations (including, without limitation, any collateral, including the Collateral, securing or purporting to secure any of the Obligations) at such time and in such order and in such manner as Agent and the other Secured Parties may decide and whether or not every aspect thereof is commercially reasonable and whether or not such action constitutes an election of remedies and even if such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy that any Guarantor would otherwise have;

(h) any manner of application of Collateral, or proceeds thereof, to all or any of the Obligations, or any manner of Disposition of any Collateral for all or any of the Obligations or any other assets of any Loan Party; and

(i) any other agreements or circumstance of any nature whatsoever that may or might in any manner or to any extent vary the risk of any Guarantor, or that might otherwise at law or in equity constitute a defense available to, or a discharge of, the Guaranty hereunder and/or the obligations of any Guarantor, or a defense to, or discharge of, any Loan Party or any other Person or party hereto or the Obligations or otherwise with respect to the Loans or other financial accommodations to the Loan Parties pursuant to this Agreement and/or the Other Documents.

17.7 Waiver of Notice. Agent shall have the right to do any of the above without notice to or the consent of any Guarantor and each Guarantor expressly waives any right to notice of, consent to, knowledge of and participation in any agreements relating to any of the above or any other present or future event relating to Obligations whether under this Agreement or otherwise or any right to challenge or question any of the above and waives any defenses of such Guarantor which might arise as a result of such actions (in each case other than the defense of Payment in Full of the Obligations).

17.8 Agent’s Discretion. Agent may (at the direction of Required Lenders) at any time and from time to time (whether prior to or after the revocation or termination of this Agreement) without the consent of, or notice to, any Guarantor, and without incurring responsibility to any Guarantor or impairing or releasing the Obligations, apply any sums by whomsoever paid or howsoever realized to any Obligations regardless of what Obligations remain unpaid.

17.9 Reinstatement.

(a) The Guaranty provisions set forth herein shall continue to be effective or be reinstated, as the case may be, if claim is ever made upon Agent or any Lender for repayment or recovery of any amount or amounts received by such Agent or such Lender in payment or on account of any of the Obligations and such Person repays all or part of said amount for any reason whatsoever, including, without limitation, by reason of any judgment, decree or order of any court or administrative body having jurisdiction over such Person or the respective property of each, or any settlement or compromise of any claim effected by such Person with any such claimant (including any Loan Party); and in such event each Guarantor hereby agrees that any such judgment, decree, order, settlement or compromise or other circumstances shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any Obligation, and each Guarantor shall be and remain liable to Agent and/or Lenders for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Persons.

(b) Agent shall not be required to marshal any assets in favor of any Guarantor, or against or in payment of Obligations.

(c) No Guarantor shall be entitled to claim against any present or future security held by Agent from any Person for Obligations in priority to or equally with any claim of Agent, or assert any claim for any liability of any Loan Party to any Guarantor in priority to or equally with claims of Agent for Obligations, and no Guarantor shall be entitled to compete with Agent with respect to, or to advance any equal or prior claim to any security held by Agent for Obligations.

(d) If any Loan Party makes any payment to Agent, which payment is wholly or partly subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to any Person under any federal or provincial statute or at common law or under equitable principles, then to the extent of such payment, the Obligation intended to be paid shall be revived and continued in full force and effect as if the payment had not been made, and the resulting revived Obligation shall continue to be guaranteed, uninterrupted, by each Guarantor hereunder.

(e) All present and future monies payable by any Loan Party to any Guarantor, whether arising out of a right of subrogation or otherwise, are assigned to Agent for its benefit and for the ratable benefit of Lenders as security for such Guarantor’s liability to Agent and Lenders hereunder and are postponed and subordinated to Agent’s prior right to Payment in Full of the Obligations. Except to the extent prohibited otherwise by this Agreement, if an Event of Default shall have occurred and be continuing, all monies received by any Guarantor from any Loan Party shall be held by such Guarantor as agent and trustee for Agent. This assignment, postponement and subordination shall only terminate when the Obligations are Paid in Full and this Agreement is irrevocably terminated.

(f) Each Loan Party acknowledges this assignment, postponement and subordination and, except as otherwise set forth herein, agrees that, after the occurrence and during the continuance of an Event of Default, it shall make no payments to any Guarantor without the prior written consent of Required Lenders. Each Loan Party agrees to give full effect to the provisions hereof.

17.10 Limitation on Obligations Guaranteed.

(a) Notwithstanding any other provision hereof, the right of recovery against each Guarantor under Article XVII hereof shall not exceed $1.00 less than the lowest amount which would render such Guarantor’s obligations under Section 17.1 hereof void or voidable under applicable law, including, without limitation, the Uniform Fraudulent Conveyance Act, Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to the Guaranty set forth herein and the obligations of each Guarantor hereunder. To effectuate the foregoing, Agent and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor in respect of the Guaranty set forth in Section 17.1 hereof at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor with respect thereto hereof not constituting a fraudulent transfer or conveyance after giving full effect to the liability under such Guaranty set forth in Section 17.1 hereof and its related contribution rights but before taking into account any liabilities under any other guarantee by such Guarantor. For purposes of the foregoing, all guarantees of such Guarantor other than the Guaranty under Section 17.1 hereof will be deemed to be enforceable and payable after the Guaranty under Section 17.1 hereof. To the fullest extent permitted by applicable law, this Section 17.10(a) shall be for the benefit solely of creditors and representatives of creditors of each Guarantor and not for the benefit of such Guarantor or the holders of any Equity Interests in such Guarantor.

(b) Each Guarantor agrees that Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 17.10(a) without impairing the Guaranty contained in this Article XVII or affecting the rights and remedies of any Secured Party hereunder.

17.11 Financial Condition of Borrower and other Guarantors. Any Loan may be made to Borrowers or continued from time to time without notice to or authorization from any Guarantor regardless of the financial or other condition of any Borrower or any other Guarantor at the time of any such grant or continuation. No Secured Party shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of any Borrower or any other Guarantor. Each Guarantor has adequate means to obtain information from Borrowers and each other Guarantor on a continuing basis concerning the financial condition of each Borrower and each other Guarantor and its ability to perform its obligations under this Agreement and the Other Documents, and each Guarantor assumes responsibility for being and keeping informed of the financial condition of each Borrower and each other Guarantor and of all circumstances bearing upon the risk of nonpayment of the Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Secured Party to disclose any matter, fact or thing relating to the business, operations or conditions of any Borrower or any other Guarantor now known or hereafter known by any Secured Party.

17.12 Bankruptcy, Etc. Until Payment in Full, no Guarantor shall, without the prior written consent of Required Lenders, commence or join with any other person in commencing any bankruptcy proceeding of or against any Borrower or any other Guarantor. The Obligations of the Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or bankruptcy proceeding, voluntary or involuntary, involving any Borrower or any other Guarantor or by any defense which any Borrower or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding. To the fullest extent permitted by law, the Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Agent, or allow the claim of Agent in respect of, any interest, fees, costs, expenses or other Obligations accruing or arising after the date on which such case or proceeding is commenced.

17.13 Original Issue Discount Legend. THE LOANS HAVE BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY OF THE LOANS MAY BE OBTAINED BY WRITING TO AGENT AT ITS ADDRESS SET FORTH ON THE APPLICABLE SIGNATURE PAGE HERETO.

17.14 Intercreditor Agreement. The Liens securing the Obligations are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.

[Signature Pages Intentionally Deleted]

Exhibit 99.1

Quantum Enters into Definitive Agreement with Dialectic and Other Lenders to Restructure Term Debt

Transaction Represents Key Milestone Toward Eliminating Outstanding Debt

SAN JOSE, Calif. — Sept. 23, 2025 — Quantum Corporation (Nasdaq: QMCO) (“Quantum” or the “Company”), a leader in solutions for AI and unstructured data, today announced it has entered into a definitive agreement (the “Transaction Agreement”) to restructure the Company’s outstanding term debt held by Dialectic Technology SPV LLC (“Dialectic”) and certain other lenders. In addition, Quantum amended its existing term loan credit and security agreement with its current term loan lenders to remove the financial covenants therein.

Highlights of Transaction:

•	Ability for Dialectic term debt of approximately $52 million to be exchanged for senior secured convertible notes that have a three-year maturity (the “Debt Exchange”)

•	Eliminates existing requirement that capital raised to date through the Company’s Standby Equity Purchase Agreement (the “SEPA”) be used to repay the existing term loan

•	Allows up to an additional $15 million of SEPA proceeds to be retained by the Company for working capital and general corporate purposes

•	Eliminates existing leverage and minimum liquidity covenants

•	Issued Dialectic a warrant to purchase 2,653,308 shares of the Company’s common stock as consideration

“This transaction to restructure a substantial portion of the Company’s outstanding term debt represents a significant step toward our goal of becoming debt-free,” stated Hugues Meyrath, CEO of Quantum. “The proposed exchange of term debt for convertible notes demonstrates Dialectic’s belief in the Company’s strategic vision and long-term growth opportunities, while also aligning Dialectic as a future strategic partner. In addition, we believe this transaction provides increased financial flexibility to execute on our operating initiatives and revitalized go-to-market strategy.”

Meyrath continued, “This important milestone in our financial transformation follows the recent rebuilding of our Board of Directors and executive team, including leadership changes throughout the organization. We believe the increased financial flexibility provided by this transaction allows us to focus on our goal of delivering profitable performance and revenue growth.”

“This transaction is an important milestone in Quantum’s ongoing operational and financial transformation,” stated John Fichthorn, Managing Partner of Dialectic Capital Management, investment advisor to Dialectic. “At Dialectic, we are committed to supporting the management in building a focused, profitable, and growing storage technology company with a clear strategy and strong alignment across all stakeholders. By restructuring the balance sheet and positioning Quantum for growth, our goal is to align the interests of management, employees, and shareholders through the performance of the equity.”

The closing of certain transactions contemplated by the Transaction Agreement is subject to certain conditions, including the approval of the Debt Exchange by the Company’s stockholders.

About Quantum

Quantum delivers end-to-end data management solutions designed for the AI era. With over four decades of experience, our data platform has allowed customers to extract the maximum value from their unique, unstructured data. From high-performance ingest that powers AI applications and demanding data-intensive workloads, to massive, durable data lakes to fuel AI models, Quantum delivers the most comprehensive and cost-efficient solutions. Leading organizations in life sciences, government, media and entertainment, research, and industrial technology trust Quantum with their most valuable asset – their data. Quantum is listed on Nasdaq (QMCO). For more information visit www.quantum.com.

Quantum and the Quantum logo are registered trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

Forward-Looking Information

The information provided in this press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting our business. Such forward-looking statements include, in particular, statements regarding: the expected benefits of the proposed transactions; our belief that the proposed transaction represents a significant step toward our goal of becoming debt-free, that it demonstrates Dialectic’s belief in our strategic vision and long-term growth opportunities, that it provides increased financial flexibility to execute on our operating initiatives and revitalized go-to-market strategy, and that the increased financial flexibility provided by this transaction will allow us to focus on our goal of delivering profitable performance and revenue growth; Dialectic’s goal to align the interests of all stakeholders; the terms and conditions related to the proposed transactions, including required stockholder approval; and our goals, strategies and business plans.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters and other statements regarding matters that are not historical are forward-looking statements. Investors are cautioned that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: the risk that the conditions to the closing of the proposed transactions are not satisfied, including the risk that required approval from our stockholders is not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreements; potential litigation relating to the proposed transactions and the effects of any outcome related thereto; the ability of each party to consummate the proposed transactions on a timely basis, or at all; the failure of the proposed transactions to close for any reason; risks that the proposed transactions disrupt current business, plans and operations of the Company or its business prospects; the impact of the announcement of the proposed transactions on our stock price; the Company’s ability to execute on its business strategy; diversion of management’s attention from the Company’s ongoing business; the ability of the Company to retain and hire key personnel; costs, fees or expenses resulting from the proposed transactions; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; dilution of our existing stockholders; the impact of macroeconomic conditions; and other risks that are described herein, including but not limited to the items discussed in “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended March 31, 2025 filed with the SEC on August 26, 2025, and any subsequent reports filed with the SEC. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Relations Contacts:

Shelton Group

Leanne K. Sievers | Brett L. Perry

E: sheltonir@sheltongroup.com

Additional Information and Where to Find It

The Company intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) with respect to its solicitation of proxies for approval of the foregoing transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge in the “Company—Investor Relations—Financial Info—SEC Filings” section of the Company’s website at https://investors.quantum.com/financial-information/sec-filings.

Participants in the Solicitation

The Company, its directors, director nominees, certain of its officers, and other members of management and employees (as set forth below) are or may be deemed to be “participants” (each a “Participant” and collectively, the “Participants”) in the solicitation of proxies from stockholders of the Company in connection with the proposed transactions.

Information about the Company’s executive officers and directors, including compensation, is set forth in the sections entitled “Item 1. Business—Information About Our Executive Officers,” Item 10. Directors, Executive Officers and Corporate Governance—Information About Our Directors” and “Item 11. Executive Compensation” of the Company’s  Annual Report on Form 10-K for the year ended March 31, 2025, filed with the SEC on August 26, 2025 (the “2025 10-K”), as well as its Current Reports on Form 8-K  filed with the SEC on April  3, 2025, June  3, 2025, June  18, 2025, July  8, 2025, August  18, 2025, August  28, 2025 and September 15, 2025.

As of September 22, 2025, each Participant set forth below beneficially owned less than 1% of the Company’s issued and outstanding Common Stock. Information about the ownership of Common Stock by the Company’s executive officers and directors is set forth in the section entitled “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters—Security Ownership of Certain Beneficial Owners and Management” of the 2025 10-K. To the extent holdings by the directors and executive officers of the Company’s securities reported in the 2025 10-K have changed, such changes have been reflected in Form 4s filed with the SEC as set forth next to such executive officer’s or director’s name below. Any further changes will be reflected in Forms 3, 4 or 5 to be filed with the SEC, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the Company’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Company—Investor Relations—Financial Info—SEC Filings” section of the Company’s website at https://investors.quantum.com/financial-information/sec-filings.

Directors*^	Security Ownership of Directors	Executive Officers*	Security Ownership of Executive Officers
John A. Fichthorn	Form 3 filed on April 30, 2025 and Form 4 filed on May 5, 2025	Hugues Meyrath (President, Chief Executive Officer, and Director)	N/A
Donald J. Jaworski	N/A	Laura A. Nash (Chief Accounting Officer)	Form 4s filed on April 4, 2025 and on September 17, 2025
John R. Tracy	N/A	Anthony Craythorne (Chief Revenue Officer)	Form 3 filed on July 14, 2025
Yue Zhou (Emily) White	N/A
James C. Clancy	Form 3 filed on September 17, 2025
Tony J. Blevins	Form 3 filed on September 17, 2025

*	The business address is 10770 E. Briarwood Avenue, Centennial, Colorado, 80112.
^	Excludes Hugues Meyrath, the Company’s President and Chief Executive Officer, who is listed under “Executive Officers.”